1933 Act Registration No. 333-

    UNITED STATES SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549

                    Form N-14AE

          REGISTRATION STATEMENT UNDER THE
               SECURITIES ACT OF 1933

[ ]     Pre-Effective                 [ ] Post-Effective
        Amendment No.                     Amendment No.

        EVERGREEN FIXED INCOME TRUST
      (Evergreen U.S. Government Fund)
[Exact Name of Registrant as Specified in Charter]

Area Code and Telephone Number: (617) 210-3200

200 Berkeley Street
Boston, Massachusetts  02116
-----------------------------------
(Address of Principal Executive Offices)

Michael H. Koonce, Esq.
Evergreen Investment Management Company
200 Berkeley Street
Boston, Massachusetts  02116
-----------------------------------------
(Name and Address of Agent for Service)

Copies of All Correspondence to:
Robert N. Hickey, Esq.
Sullivan & Worcester LLP
1025 Connecticut Avenue, N.W.
Washington, D.C.  20036

Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section
24(f) under the Investment Company Act of 1940 (File No. 333-37433); accordingly, no fee is payable herewith. Pursuant to Rule 429, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's fiscal year ended April 30, 1998 was filed with the Commission on or about July 29, 1998.

It is proposed that this filing will become effective on May 14, 1999 pursuant to Rule 488 of the Securities Act of 1933.

                 EVERGREEN FIXED INCOME TRUST

                    CROSS REFERENCE SHEET

        Pursuant to Rule 481(a) under the Securities Act of 1933



Item of Part A of Form N-14

Location in Prospectus/Proxy
        Statement


1.  Beginning of Registration Statement      Cross Reference Sheet; Cover
    and Outside Front Cover Page of          Page
    Prospectus

2.  Beginning and Outside                    Table of Contents
    Back Cover Page of
    Prospectus

3.  Fee Table, Synopsis and                  Comparison of Fees and
    Risk Factors                             Expenses; Summary; Comparison
                                             of Investment Objectives and
                                             Policies; Risks

4.  Information About the                    Summary; Reasons for the
    Transaction                              Reorganization; Comparative
                                             Information on Shareholders'
                                             Rights; Exhibit A (Agreement
                                             and Plan of Reorganization)


5.  Information about the                    Cover Page; Summary; Risks;
    Registrant                               Comparison of Investment
                                             Objectives and Policies;
                                             Comparative Information on
                                             Shareholders' Rights;
                                             Additional Information

6.  Information about the                    Cover Page; Summary; Risks;
    Company Being Acquired                   Comparison of Investment
                                             Objective and Policies;
                                             Comparative Information on
                                             Shareholders' Rights;
                                             Additional Information


7.  Voting Information                       Cover Page; Summary; Voting
                                             Information Concerning the
                                             Meeting


8.  Interest of Certain                      Financial Statements and
    Persons and Experts                      Experts; Legal Matters


9.  Additional Information                   Inapplicable
    Required for Reoffering
    by Persons Deemed to be
    Underwriters

Item of Part B of Form N-14

10.  Cover Page                              Cover Page


11.  Table of Contents                       Omitted


12.  Additional Information                  Statement of Additional
     About the Registrant                    Information of Evergreen
                                             U.S. Government Fund dated
                                             September 1, 1998

13.  Additional Information                  Statement of Additional
     about the Company Being                 Information of Evergreen
     Acquired                                Intermediate Term Government
                                             Securities Fund dated
                                             November 1, 1998

14.  Financial Statements                    Financial Statements dated
                                             April 30, 1998 and October 31
                                             1998 (unaudited) of Evergreen
                                             U.S. Government Fund; Financial
                                             Statements of Evergreen
                                             Intermediate Term Government
                                             securities Fund dated June 30,
                                             1998 and December 31, 1998
                                             (unaudited); Pro Forma Financial
                                             Statements for the 12 months ended
                                             October 31, 1998 (unaudited)

Item of Part C of Form N-14

15.  Indemnification                         Incorporated by Reference to
                                             Part A Caption - "Comparative
                                             Information on Shareholders'
                                             Rights - Liability and
                                             Indemnification of Trustees"

16.  Exhibits                                Item 16.  Exhibits

17.  Undertakings                            Item 17.  Undertakings

PART A PROSPECTUS/PROXY STATEMENT

[Buckslip Insert:  E-Mail & Telephone Voting Instructions]


Two New Low-Cost Ways
to Vote Your              Proxy


Save [Money Symbol]!    It's Fast And Convenient.

        The accompanying Proxy Statement outlines important issues affecting your Evergreen fund. Help us save time and postage costs - savings we pass along to you - by voting through the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately.

        Do not mail the Proxy Card if you are voting by Internet or telephone.



Save [Time Symbol]!

To Vote By Internet:

1. Read the Proxy Statement and have your Proxy Card at hand.

2. Go to website www.proxyvote.com or to the "Proxy Voting" link on www.evergreen-funds.com.

3. Enter the 12-digit Control Number found on your Proxy Card.

4. Follow the simple instructions.


To Vote By Telephone:

1. Read the Proxy Statement and have your Proxy Card at hand.

2. Call toll-free 1-800-343-2898.

3. Enter the 12-digit Control Number found on your Proxy Card.

4. Follow the simple recorded instructions

Your proxy vote
 is important!                                                      [Logo]


LOGO

June 2, 1999

Dear Shareholder,

     As a shareholder of Evergreen Intermediate Term Government Securities Fund ("Intermediate Term Fund"), you are invited to vote on an important matter affecting your Fund. Specifically, you are invited to vote on a proposal to merge Intermediate Term Fund into Evergreen U.S. Government Fund ("U.S.
Government Fund"). U.S. Government Fund is another mutual fund managed by Evergreen Investment Management that invests primarily in U.S. government securities.

        If the merger is approved you will receive shares of U.S. Government Fund having the same total value as the shares of Intermediate Term Fund you currently own. Details about U.S. Government Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed merger, are contained in the attached Prospectus/Proxy Statement. You will not incur any Federal income taxes as a result of the merger.

        The Board of Trustees of Evergreen Fixed Income Trust has approved the merger and recommends that you vote FOR this proposal.

        I realize that the attached Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with this information. Votes on the proposal will be cast at a special meeting of Intermediate Term Fund shareholders to be held on July 23, 1999. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. Instructions on how to complete the proxy card are included immediately after the Notice of Special Meeting.

        If you have any questions about the proposal or the proxy card, please call Evergreen Service Company at 800-343-2898. You may also FAX your completed and signed proxy card to Alamo Direct, our proxy tabulator, at 800-796-9932.

        Thank you for taking this matter seriously and participating in this important process.


Sincerely,

[signature]


William M. Ennis
Managing Director
Evergreen Funds



[SUBJECT TO COMPLETION, APRIL 12, 1999 - PRELIMINARY COPY]

EVERGREEN INTERMEDIATE TERM GOVERNMENT SECURITIES FUND
200 Berkeley Street
Boston, Massachusetts 02116



NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 23, 1999



        Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Evergreen Intermediate Term Government Securities Fund ("Intermediate Term Fund"), a series of Evergreen Fixed Income Trust, will be held at the offices of the Evergreen funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116, on July 23, 1999 at 2:00 p.m. for the following purposes:

        1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of April 30, 1999, providing for the acquisition of all of the assets of Intermediate Term Fund by Evergreen U.S. Government Fund ("U.S. Government Fund"), a series of Evergreen Fixed Income Trust, in exchange for shares of U.S. Government Fund and the assumption by U.S. Government Fund of the identified liabilities of Intermediate Term Fund. The Plan also provides for distribution of these shares of U.S. Government Fund to shareholders of Intermediate Term Fund in liquidation and subsequent termination of Intermediate Term Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Intermediate Term Fund.

        2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

        On behalf of Intermediate Term Fund, the Trustees of Evergreen Fixed Income Trust have fixed the close of business on May 5, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


By Order of the Board of Trustees



Michael H. Koonce
Secretary

[June 2, 1999]


INSTRUCTIONS FOR EXECUTING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

        2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

        3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

        REGISTRATION                         VALID SIGNATURE

        CORPORATE ACCOUNTS

        (1) ABC Corp.                        ABC Corp.
        (2) ABC Corp.                        John Doe, Treasurer
        (3) ABC Corp.
              c/o John Doe, Treasurer        John Doe, Treasurer
        (4) ABC Corp. Profit Sharing Plan    John Doe, Trustee


        TRUST ACCOUNTS

        (1) ABC Trust                        Jane B. Doe, Trustee
        (2) Jane B. Doe,
              Trustee u/t/d 12/28/78         Jane B. Doe


        CUSTODIAL OR ESTATE ACCOUNTS

        (1) John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA  John B. Smith
        (2) John B. Smith                    John B. Smith, Jr., Executor



           PROSPECTUS/PROXY STATEMENT DATED JUNE 2, 1999

                   Acquisition of Assets of

      EVERGREEN INTERMEDIATE TERM GOVERNMENT SECURITIES FUND
                          a series of
                 Evergreen Fixed Income Trust
                      200 Berkeley Street
                 Boston, Massachusetts 02116

               By and in Exchange for Shares of

               EVERGREEN U.S. GOVERNMENT FUND
                         a series of
                Evergreen Fixed Income Trust
                      200 Berkeley Street
                Boston, Massachusetts 02116

        This Prospectus/Proxy Statement is being sent to shareholders of Evergreen Intermediate Term Government Securities Fund ("Intermediate Term
Fund") to ask them to approve the Agreement and Plan of Reorganization (the "Plan") at a Special Meeting of Shareholders to be held on July 23, 1999 at 2:00 p.m. at the offices of the Evergreen funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, and any adjournments thereof (the "Meeting").

        Under the Plan, Intermediate Term Fund will be merged into Evergreen U.S. Government Fund ("U.S. Government Fund"). This will be accomplished by U.S. Government Fund acquiring all of the assets of Intermediate Term Fund in exchange for shares of U.S. Government Fund. Along with acquiring the assets of Intermediate Term Fund, U.S. Government Fund will also assume the identified liabilities of Intermediate Term Fund. This transaction will be referred to as the "Merger" for the rest of this Prospectus/Proxy Statement. Intermediate Term Fund and U.S. Government Fund are sometimes referred to each as the "Fund" or together as the "Funds" in this Prospectus/Proxy Statement. After the Merger, Intermediate Term Fund shareholders will receive shares of U.S. Government Fund and Intermediate Term Fund will be terminated. Intermediate Term Fund shareholders will receive U.S. Government Fund shares that have the same letter description (i.e. Class A, Class B, Class C or Class Y), and the same distribution- related fees, shareholder servicing-related fees and contingent deferred sales charges ("CDSCs"), if any, as the shares they currently hold ("Corresponding Shares"). Intermediate Term Fund shareholders will incur no fees in connection with receiving the Corresponding Shares. Intermediate Term Fund shareholders will receive Corresponding Shares that have the same aggregate net asset value as the shares they hold. The Merger is being structured as a tax-free reorganization for federal income tax purposes.

        Intermediate Term Fund and U.S. Government Fund are each a separate series of Evergreen Fixed Income Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of U.S. Government Fund is to seek high current income consistent with stability of principal. The investment objective of Intermediate Term Fund is similar-to seek to preserve principal value and maintain a high degree of liquidity while providing current income.

        This Prospectus/Proxy Statement, which should be kept for future reference, sets forth concisely the information about U.S. Government Fund that Intermediate Term Fund shareholders should know before voting on the Merger. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference to (which means, legally considered to be part of) this Prospectus/Proxy Statement. A Statement of Additional Information dated June 2, 1999 relating to this Prospectus/Proxy Statement and the Merger, which includes the most recent annual and semi-annual financial statements of U.S. Government Fund and Intermediate Term Fund, has been filed with the SEC and is legally considered to be part of this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to U.S. Government Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1-800-343-2898.

        The two Prospectuses of U.S. Government Fund, one offering Class A, Class B and Class C shares and the other offering Class Y shares, dated September 1, 1998, its Annual Report for the fiscal year ended April 30, 1998 and its Semi-Annual Report for the six month period ended October 31, 1998 are legally considered to be part of this Prospectus/Proxy Statement insofar as they relate to U.S. Government Fund only and not to any other fund discussed therein. Along with this Prospectus/Proxy Statement, shareholders of Intermediate Term Fund will receive copies of the Prospectus pertaining to the class of shares of U.S. Government Fund that they will receive as a result of the Merger. Additional information about U.S. Government Fund is contained in its Statement of Additional Information dated September 1, 1998, which has been filed with the SEC and which is available upon request and without charge by writing to or calling U.S. Government Fund at the address or telephone number listed in the paragraph above.

        The two Prospectuses of Intermediate Term Fund, one offering Class A, Class B and Class C shares and the other offering Class Y shares, dated November 1, 1998, are legally considered to be part of this Prospectus/Proxy Statement insofar as they relate to Intermediate Term Fund only and not to any other fund discussed therein. Copies of the Prospectuses, related Statement of Additional Information, the Annual Report for the fiscal year ended June 30, 1998 and the Semi-Annual Report for the six month period ended December 31, 1998 are available upon request and without charge by writing to Intermediate Term Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.


TABLE OF CONTENTS


Page
COMPARISON OF FEES AND EXPENSES .



SUMMARY .

  Proposed Plan of Reorganization .

  Tax Consequences        .

  Investment Objectives and Policies of the Funds .

  Comparative Performance Information for each Fund       .

  Management of the Funds .

  Investment Advisor      .

  Administrator   .

  Portfolio Management    .

  Distribution of Shares  .

  Purchase and Redemption Procedures      .

  Exchange Privileges     .

  Dividend Policy .

  Risks   .

REASONS FOR THE MERGER  .

  Agreement and Plan of Reorganization .

  Federal Income Tax Consequences .

  Pro-forma Capitalization        .

  Shareholder Information .

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES        .

INFORMATION ON SHAREHOLDERS' RIGHTS     .

   Form of Organization    .

   Capitalization  .

   Shareholder Liability   .

   Shareholder Meetings and Voting Rights  .

   Liquidation or Dissolution      .

   Liability and Indemnification of Trustees       .

ADDITIONAL INFORMATION  .

VOTING INFORMATION CONCERNING THE MEETING       .

FINANCIAL STATEMENTS AND EXPERTS        .

LEGAL MATTERS   .

OTHER BUSINESS  .

EXHIBIT A                                                   A-1

EXHIBIT B       .                                           B-1


COMPARISON OF FEES AND EXPENSES

        The amounts of fees and expenses for Class A, Class B, Class C and Class Y shares of U.S. Government Fund and Intermediate Term Fund are set forth in the following tables and in the examples. The amounts given are based on the estimated expenses of Intermediate Term Fund for the fiscal year ending June 30, 1999 and the actual expenses of U.S. Government Fund for the fiscal year ended April 30, 1998. The pro forma amounts for Class A, Class B, Class C and Class
Y shares of U.S. Government Fund are based on what the estimated combined expenses of U.S. Government Fund would be for the fiscal year ended October 31, 1998. All amounts are adjusted for voluntary expense waivers.

        The following tables show:
? the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, Class B, Class C and Class Y shares of each Intermediate Term Fund and U.S. Government Fund, and the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, Class B, Class C and Class Y shares of U.S. Government Fund assuming the Merger takes place ("U.S. Government Fund Pro Forma").


                          Comparison of
   Class A, Class B, Class C and Class Y Shares of U.S. Government Fund
                              With
   Class A, Class B, Class C and Class Y Shares of Intermediate Term Fund


                                U.S. Government Fund                                 Intermediate Term Fund

                  Class A      Class B         Class C         Class Y      Class A     Class B      Class C     Class Y
Shareholder
Transaction
Expenses

Maximum Sales
 Load Imposed
 on Purchases
 (as a
  percentage of
  offering price).. 4.75%       None             None            None        3.25%       None          None         None

Contingent Deferred
  Sales Charge
 (as a percentage
  of original
  purchase price
  or redemption
  proceeds,
  whichever
  is lower)........None(1)      5.00% in the      1.00% in       None        None(1)  5.00% in the    1.00% in      None
                                first year        the first                           first year      the first
                                declining to      year and                            declining to    year and
                                1.00% in the      0.00%                               1.00% in the    0.00%
                                sixth year and    thereafter                          sixth year and  thereafter
                               0.00% thereafter                                       0.00% thereafter






                              U.S. Government Fund                       Intermediate Term Fund

                      Class A   Class B   Class C    Class Y    Class A     Class B    Class C    Class Y
Annual Fund
  Operating Expenses
  (as a Percentage
  of average daily
  net assets)

Management Fee         0.50%     0.50%     0.50%     0.50%       0.60%       0.60%      0.60%      0.60%

12b-1 Fees
  (After Waiver)(2)    0.25%     1.00%     1.00%     None        0.06% (3)   1.00%      1.00%      None

Other Expenses         0.28%     0.28%     0.28%     0.28%       0.22%       0.22%      0.22%      0.22%

Annual Fund
  Operating Expenses
  (After Waiver)       1.03%     1.78%     1.78%     0.78%       0.88% (3)   1.82%      1.82%      0.82%



                        U.S. Government Fund Pro Forma

                  Class A      Class B         Class C         Class Y
Shareholder
Transaction
Expenses

Maximum Sales
 Load Imposed
 on Purchases
 (as a
  percentage of
  offering price).. 4.75%       None             None            None

Contingent Deferred
  Sales Charge
 (as a percentage
  of original
  purchase price
  or redemption
  proceeds,
  whichever
  is lower)........None(1)      5.00% in the      1.00% in       None
                                first year        the first
                                declining to      year and
                                1.00% in the      0.00%
                                sixth year and    thereafter
                                0.00% thereafter






                              U.S. Government Fund

                      Class A   Class B   Class C    Class Y
Annual Fund
  Operating Expenses
  (as a Percentage
  of average daily
  net assets)


Management Fee         0.50%     0.50%     0.50%     0.50%

12b-1 Fees
  (After Waiver)(2)    0.25%     1.00%     1.00%     None

Other Expenses         0.24%     0.24%     0.24%     0.24%

Annual Fund
  Operating Expenses   0.99%     1.74%     1.74%     0.74%

(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

(2) Class A shares can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets.

(3) Absent 12b-1  waivers,  Annual Fund  Operating
Expenses for the Class A shares of Intermediate Term Fund are estimated to be 1.07% for the fiscal year ending June 30, 1999.


        Examples. The following tables show for U.S. Government Fund and Intermediate Term Fund, and for U.S. Government Fund pro forma, assuming the Merger takes place, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period. For Class B and Class C shares, the tables also show the effect of shareholder expenses assuming the shares are not redeemed. In the case of U.S. Government Fund pro forma, the examples do not reflect the imposition of the 4.75% maximum sales load on purchases since Intermediate Term Fund shareholders who receive Class A shares of U.S. Government Fund in the Merger will not incur any sales load.


                                   U.S. Government Fund

                             One        Three     Five      Ten
                             Year       Years     Years     Years

Class A                       $58       $79       $102      $167

Class B (assuming redemption
   at the end of the period)  $68       $86       $116      $180

Class B (assuming no
  redemption at the end
  of the period)              $18       $56        $96      $180

Class C (assuming redemption
  at the end of the period)   $28       $56        $96      $209

Class C (assuming no
  redemption at the end
  of the period)              $18       $56        $96      $209

Class Y                        $8       $25        $43       $97




                                    Intermediate Term Fund

                             One        Three     Five      Ten
                             Year       Years     Years     Years

Class A                       $41       $60        $80      $137

Class B (assuming redemption
   at the end of the period)  $68       $87       $119      $177

Class B (assuming no
  redemption at the end
  of the period)              $18       $57        $99      $177

Class C (assuming redemption
  at the end of the period)   $28       $57        $99      $214

Class C (assuming no
  redemption at the end
  of the period)              $18       $57        $99      $214

Class Y                        $8       $26        $46      $101





                              U.S. Government Fund Pro Forma

                             One        Three     Five      Ten
                             Year       Years     Years     Years

Class A                       $10       $32        $55      $121

Class B (assuming redemption
   at the end of the period)  $68       $85       $114      $176

Class B (assuming no
  redemption at the end
  of the period)              $18       $55        $94      $176

Class C (assuming redemption
  at the end of the period)   $28       $57        $99      $214

Class C (assuming no
  redemption at the end
  of the period)              $28       $55        $94      $205

Class Y                        $8       $24        $41       $92


        The purpose of the foregoing examples is to assist Intermediate Term Fund shareholders in understanding the various costs and expenses that an investor in U.S. Government Fund as a result of the Merger would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Intermediate Term Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

SUMMARY

        This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses of U.S. Government Fund dated September 1, 1998 and Intermediate Term Fund dated November 1, 1998 (which are legally considered to be a part of this Prospectus/Proxy Statement) and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Plan of Reorganization

        The Plan generally provides for the following:

          the transfer of all of the assets of Intermediate Term Fund in exchange for shares of U.S. Government Fund, and the assumption by U.S. Government Fund of the identified liabilities of Intermediate Term Fund. (The identified liabilities consist only of those liabilities reflected on Intermediate Term Fund's statement of assets and liabilities determined immediately preceding the Merger.)

        The Plan also calls for the distribution of shares of U.S. Government Fund to Intermediate Term Fund's shareholders in liquidation of Intermediate Term Fund as part of the Merger. After the Merger, the shareholders of Intermediate Term Fund will own Corresponding Shares of U.S. Government Fund having the same aggregate net asset value as that of the shareholders' shares of Intermediate Term Fund, as of the close of business immediately prior to the date that Intermediate Term Fund's assets are exchanged for shares of U.S. Government Fund. See "Reasons for the Merger-Agreement and Plan of Reorganization."

        The Trustees of Evergreen Fixed Income Trust, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Merger would be in the best interests of Intermediate Term Fund shareholders, and that their interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of Intermediate Term Fund's shareholders.


         THE BOARD OF TRUSTEES OF EVERGREEN FIXED INCOME TRUST
      RECOMMENDS APPROVAL BY SHAREHOLDERS OF INTERMEDIATE TERM FUND
                 OF THE PLAN EFFECTING THE MERGER.

     The Trustees of Evergreen Fixed Income Trust have also approved the Plan on behalf of U.S. Government Fund.

        Approval of the Merger will require the following:

? In order to have the Meeting, at least 25% (a "quorum") of the outstanding shares of Intermediate Term Fund entitled to vote must be represented at the Meeting in person or by shareholders sending in a proxy cards. ? All classes of Intermediate Term Fund will vote together as if they were a single class. ? A majority (greater than 50%) of Intermediate Term shares voted must vote FOR the Merger.

See "Voting Information Concerning the Meeting."

        The Merger is scheduled to take place on or about July 30, 1999. If Intermediate Term Fund shareholders do not vote to approve the Merger, the Trustees will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

        Prior to or at the completion of the Merger, Intermediate Term Fund will have received an opinion of Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by the Fund or its shareholders for federal income tax purposes as a result of receiving U.S. Government Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of U.S. Government Fund that are received by Intermediate Term Fund's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Intermediate Term Fund in the hands of U.S. Government Fund as a result of the Merger will be the same as in the hands of the Fund immediately prior to the Merger, and no gain or loss will be recognized by U.S. Government Fund upon the receipt of the assets of the Fund in exchange for shares of U.S. Government Fund and the assumption by U.S. Government Fund of Intermediate Term Fund's identified liabilities.

Investment Objectives and Policies of the Funds

     The investment objectives of U.S. Government Fund and Intermediate Term Fund are substantially similar.

     U.S. Government Fund seeks to achieve a high level of current income consistent with stability of principal.

        The Fund invests principally in debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, the Fund may also invest in mortgage-backed securities or other securities collateralized by or representing an interest in a pool of mortgages and are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including collateralized mortgage obligations ("CMOs"). Up to 20% of the Fund's total assets may be invested in CMOs, high quality commercial paper which matures in 270 days or less and investment grade bonds and other debt securities.

        Intermediate Term Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

        The Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government, such as mortgage-backed securities and obligations of supranational entities and repurchase agreements involving any such obligations. The Fund will maintain an average weighted remaining maturity of approximately three to ten years, although under normal conditions the investment advisor expects to maintain an average maturity of three to six years. No remaining maturity will exceed ten years.

Comparative Performance Information for each Fund

        Discussions of the manner of calculation of total return are contained in the Prospectuses and Statement of Additional Information of the Funds. The following tables set forth, as applicable, the total return of the Class A, Class B, Class C and Class Y shares of U.S. Government Fund and of Intermediate Term Fund for the periods of time specified below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

                                 Average Annual Total Return (1)


                    1 Year Ended   5 Years Ended  From Inception    Inception
                      10/31/98       10/31/98      To 10/31/98        Date

U.S. Government Fund (2)
  Class A shares        3.75%         5.20%          5.80%           1/11/93
  Class B shares        3.12%         5.16%          5.84%           1/11/93
  Class C shares        7.12%         5.56%          6.12%            9/2/94
  Class Y shares        9.20%         6.49%          6.94%            9/2/93

Intermediate Term Fund (3)
  Class A shares        3.93%         4.56%          5.76%            5/2/95
  Class B shares        1.40%         4.39%          5.87%            2/9/96
  Class C shares        5.40%         4.75%          5.90%           4/10/96
  Class Y shares        7.47%         5.29%          6.29%           11/1/91

(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

     (2) Historical performance shown for Classes C and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Classes A, B, and C are .25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class Y would have been higher.

     (3) Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Classes A, B, and C are .25%, 1.00%, and 1.00%, respectively. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

        Important information about U.S. Government Fund is also contained in management's discussion of U.S. Government Fund's performance, attached hereto as Exhibit B. This information also appears in U.S.
Government Fund's most recent Annual Report.

Management of the Funds

        The overall management of U.S. Government Fund and of Intermediate Term Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Fixed Income Trust.

Investment Advisor

        The investment advisor to U.S. Government Fund and Intermediate Term Fund is Evergreen Investment Management ("EIM") (formerly known as Capital Management Group or CMG). EIM is a division of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the 6th largest bank holding company in the United States based on total assets as of March 31, 1999. EIM has been managing money for over 50 years and currently manages $28.8 billion in assets for 44 of the Evergreen funds. EIM is located at 201 South College Street, Charlotte, North Carolina 28288-0630. For further information regarding EIM, FUNB and First Union, see "Organization and Service Providers - Service Providers" in the Prospectuses of U.S. Government Fund and Intermediate Term Fund.

        EIM manages investments and supervises the daily business affairs of U.S. Government Fund and Intermediate Term Fund subject to the authority of the Trustees. EIM is entitled to receive from each of U.S. Government Fund and Intermediate Term Fund an annual fee equal to 0.50% and 0.60%, respectively, of the Fund's average daily net assets.

        EIM may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. EIM may also reduce or cease these voluntary waivers and reimbursements at any time.

        Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, U.S. Government Fund could be adversely affected if the computer systems used by EIM and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." EIM is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

Administrator

        Evergreen Investment Services, Inc. ("EIS") serves as administrator to U.S. Government Fund and Intermediate Term Fund, subject to the supervision and control of the Trustees. EIS provides the Funds with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of the Fund at a rate based on the total assets of all the mutual funds administered by EIS for which any affiliate of FUNB serves as investment advisor. The administration fee is calculated in accordance with the following schedule: 0.050% on the first $7 billion, 0.035% on the next $3 billion, 0.030% on the next $5 billion, 0.020% on the next $10 billion, 0.015% on the next $5 billion, and 0.010% on assets in excess of $30 billion.

Portfolio Management

        Rollin C. Williams is the portfolio manager of U.S. Government Fund. Mr. Williams, CFA, and Sr. Vice President of EIM, has over 29 years of investment and banking management experience. In addition to managing EIM's Diversified Bond Group Trust, Stable Portfolio Group Trust, Evergreen Select Total Return Bond Fund and bond management for the Evergreen Select Balanced Fund, he is also responsible for the management of over $2.2 billion in fixed income portfolios. Mr. Williams was the head of fixed income investment at Dominion Trust Company in Roanoke, VA, from 1988 until 1993, at which time Dominion was acquired by FUNB and Mr. Williams was named Vice President and senior portfolio manager.

Distribution of Shares

     Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services ("BISYS"), acts as underwriter of shares of U.S. Government Fund and Intermediate Term Fund. EDI distributes each Fund's services directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y. Each class has separate distribution arrangements and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.)

        In the proposed Merger, Intermediate Term Fund shareholders will receive the Corresponding Shares of U.S. Government Fund. The Corresponding Shares of U.S. Government Fund that Intermediate Term Fund shareholders will receive have identical arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, Intermediate Term Fund shareholders will receive U.S. Government Fund shares without paying any initial sales charge or CDSC as a result of the Merger. U.S. Government Fund Class B and Class C shares received by Intermediate Term Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Intermediate Term Fund shares.

        The following is a summary description of charges and fees for the Class A, Class B, Class C and Class Y shares of U.S. Government Fund which will be received by Intermediate Term Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in U.S. Government Fund and Intermediate Term Fund Prospectuses and in the Funds' Statement of Additional Information.

        Class A Shares. Class A shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to distribution-related fees. For a description of the initial sales charges applicable to purchases of Class A shares, see "Purchase and Redemption of Shares - How to Buy Shares" in the Prospectus of U.S. Government Fund offering Class A shares. No initial sales charge will be imposed on Class A shares of U.S. Government Fund received by Intermediate Term Fund's shareholders in the Merger.

        Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC, which ranges from 5% to 1%, if shares are redeemed during the first 6 years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. For purposes of determining when Class B shares issued in the Merger to shareholders of Intermediate Term Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date Class B shares of Intermediate Term Fund were originally purchased.

        Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

        Class C Shares. Class C shares are sold without initial sales charges but, as indicated below, are subject to distribution and shareholder servicing-related fees. Class C shares are subject to a 1% CDSC if such shares are redeemed within 13 months of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution-related and shareholder servicing-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

        Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related or shareholder servicing-related fees. Class Y shares are only available to certain classes of investors as is more fully described in the Class Y Prospectus for U.S.
Government Fund.

        Additional information regarding the classes of shares of each Fund is included in its Prospectuses and Statement of Additional Information.

        Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

        Each Fund has also adopted a 12b-1 plan with respect to its Class B and Class C shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 1.00%. Of the total 1.00% 12b-1 fees, up to 0.25% may be for payment in respect of "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc., following the Merger U.S. Government Fund may make distribution-related and shareholder servicing-related payments with respect to Intermediate Term Fund shares sold prior to the Merger.

        Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its Prospectuses and Statement of Additional Information.

        No 12b-1 plan has been adopted for the Class Y shares of either Fund.

Purchase and Redemption Procedures

        Information concerning applicable sales charges and distribution-related and shareholder servicing- related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000. There is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the Funds' Prospectuses. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

        Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. Each Fund limits exchanges to 5 per calendar year and 3 per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the Funds' Prospectuses and Statement of Additional Information.

Dividend Policy

        Each Fund distributes its investment company taxable income monthly and its net realized gains at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See the Funds' Prospectuses for further information concerning dividends and distributions.

        After the Merger, shareholders of Intermediate Term Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from U.S. Government Fund reinvested in shares of U.S. Government Fund. Shareholders of Intermediate Term Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from U.S. Government Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of U.S. Government Fund.

        Each of U.S. Government Fund and Intermediate Term Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

        Many of the risks involved in investing in each Fund's shares are similar. There is no assurance that investment performances will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Policies."

When interest rates go up, the value of debt securities tends to fall. Since the Funds invest a significant portion of their portfolio in debt securities if interest rates rise, then the value of and total return earned on your investment may decline. When interest rates go down, interest earned by the Funds on their debt securities may also decline, which could cause the Funds to reduce the dividends they pay. The longer the maturity of a debt security, the greater the exposure to market price fluctuations. U.S. Government Fund may be more sensitive to this risk because it does not have maturity restrictions.

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Funds invest in debt securities, then the value of and total return earned on a shareholder's investment may decline if an issuer fails to pay an obligation on a timely basis.

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose a Fund to a lower rate of return when it reinvests the principal.

U.S. Government Fund may invest in bonds rated Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Rating Services ("S&P"), which have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken such bonds' prospects for principal and interest payments than higher rated bonds.

In addition, the Funds may invest in a variety of derivative instruments to protect against interest rate changes. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives.

REASONS FOR THE MERGER

        At a regular meeting held on March 12, 1999, all of the Trustees of Evergreen Fixed Income Trust, including the Independent Trustees, considered and approved the Merger as in the best interests of shareholders of Intermediate
Term Fund and determined that the interests of existing shareholders of Intermediate Term Fund will not be diluted as a result of the transactions contemplated by the Merger.

        Before approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Merger. The Trustees considered among other things:

 -   the terms and conditions of the Merger;

 -   whether the Merger would result in the dilution of shareholders' interests;

 - expense ratios, fees and expenses of U.S. Government Fund and Intermediate Term Fund;

 -   the comparative performance records of each of the Funds;

 -   compatibility of their investment objectives and policies;

 -   the investment experience, expertise and resources of EIM;

 - the service and distribution resources available to the Evergreen funds and the broad array of investment alternatives available to shareholders of the Evergreen funds;

 -  the personnel and financial resources of First Union and its affiliates;

 - the fact that FUNB will bear the expenses incurred by Intermediate Term Fund in connection with the Merger;

 - the fact that U.S. Government Fund will assume the identified liabilities of Intermediate Term Fund;

 -  the expected federal income tax consequences of the Merger; and

 - alternatives available to shareholders of Intermediate Term Fund, including the ability to redeem their shares.

        In approving the Merger, the Trustees reviewed various factors about the Funds and the proposed Merger. The factors include similarity in product offerings and declining customer demand and sales.

        The Trustees considered the substantial similarities of the Funds' investment objectives, investment parameters and security selection process. The Trustees considered the fact that the Funds are both government bond funds in the Evergreen fund family with the primary difference between them being duration and maturity. The duration and maturity is limited for the Intermediate Term Fund whereas U.S. Government Fund is not restricted and is therefore able to take advantage of additional opportunities due to changes in yield and to invest in a wider selection of investments to the benefit of the Fund's shareholders. The Funds have similar portfolio characteristics and their portfolio holdings share an average quality of AAA.

        During their consideration of the Merger the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees also concluded at the meeting that the proposed Merger would be in the best interests of shareholders of Intermediate Term Fund and that the interests of shareholders of Intermediate Term Fund would not be diluted as a result of the transactions contemplated by the Merger.

        The Trustees also evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by the combination of U.S. Government Fund and Intermediate Term Fund. As of December 31, 1998, U.S. Government Fund's net assets were approximately $370.5 million and Intermediate Term Fund's net assets were approximately $170.3 million.


          THE TRUSTEES OF EVERGREEN FIXED INCOME TRUST RECOMMEND
         THAT THE SHAREHOLDERS OF INTERMEDIATE TERM FUND APPROVE
                         THE PROPOSED MERGER.

Agreement and Plan of Reorganization

        The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

        The Plan provides that U.S. Government Fund will acquire all of the assets of Intermediate Term Fund in exchange for shares of U.S. Government Fund and the assumption by U.S. Government Fund of the identified liabilities of Intermediate Term Fund on or about July 30, 1999 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Intermediate Term Fund will endeavor to discharge all of its known liabilities and obligations. U.S. Government Fund will not assume any liabilities or obligations of Intermediate Term Fund other than those reflected in an unaudited statement of assets and liabilities of Intermediate Term Fund prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of full and fractional shares of each class of U.S. Government Fund to be received by the shareholders of Intermediate Term Fund will be determined by multiplying the respective outstanding class of shares of Intermediate Term Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Intermediate Term Fund by the net asset value per share of the respective class of shares of U.S. Government Fund. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

        State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statement of Additional Information of U.S. Government Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

        At or prior to the Closing Date, Intermediate Term Fund will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

        As soon after the Closing Date as conveniently practicable, Intermediate Term Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of U.S. Government Fund received by Intermediate Term Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Intermediate Term Fund's shareholders on U.S. Government Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of U.S. Government Fund due to the Fund's shareholders. All issued and outstanding shares of Intermediate Term Fund, including those represented by certificates, will be canceled. The shares of U.S. Government Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Intermediate Term Fund will be terminated.

        The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Intermediate Term Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Intermediate Term Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of Intermediate Term Fund and U.S. Government Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

        Whether or not the Merger is consummated FUNB will pay the expenses incurred by Intermediate Term Fund in connection with the Merger (including the cost of any proxy soliciting agent). No portion of the expenses will be borne directly or indirectly by Intermediate Term Fund or its shareholders.

        If Intermediate Term Fund shareholders do not approve the Merger, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

        The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Merger, Intermediate Term Fund will receive an opinion of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

        (1) The transfer of all of the assets of Intermediate Term Fund solely in exchange for shares of U.S. Government Fund and the assumption by U.S. Government Fund of the identified liabilities, followed by the distribution of U.S. Government Fund's shares by Intermediate Term Fund in dissolution and liquidation of Intermediate Term Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and U.S. Government Fund and Intermediate Term Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

        (2) No gain or loss will be recognized by Intermediate Term Fund on the transfer of all of its assets to U.S. Government Fund solely in exchange for U.S. Government Fund's shares and the assumption by U.S. Government Fund of the identified liabilities of Intermediate Term Fund or upon the distribution of U.S. Government Fund's shares to Intermediate Term Fund's shareholders in exchange for their shares of Intermediate Term Fund;

        (3) The tax basis of the assets transferred will be the same to U.S. Government Fund as the tax basis of such assets to Intermediate Term Fund immediately prior to the Merger, and the holding period of such assets in the hands of U.S. Government Fund will include the period during which the assets were held by Intermediate Term Fund;

        (4) No gain or loss will be recognized by U.S. Government Fund upon the receipt of the assets from Intermediate Term Fund solely in exchange for the shares of U.S. Government Fund and the assumption by U.S. Government Fund of the identified liabilities of Intermediate Term Fund;

        (5) No gain or loss will be recognized by Intermediate Term Fund's shareholders upon the issuance of the shares of U.S. Government Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Intermediate Term Fund; and

        (6) The aggregate tax basis of the shares of U.S. Government Fund, including any fractional shares, received by each of the shareholders of Intermediate Term Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Intermediate Term Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of U.S. Government Fund, including fractional shares, received by each such shareholder will include the period during which the shares of Intermediate Term Fund exchanged therefor were held by such shareholder (provided that the shares of Intermediate Term Fund were held as a capital asset on the date of the Merger).

        Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Intermediate Term Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of U.S. Government Fund shares he or she received. Shareholders of Intermediate Term Fund should consult their tax adviser regarding the effect, if any, of the proposed Merger in light of their individual circumstances. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of U.S. Government Fund. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Intermediate Term Fund should also consult their tax advisers as to the state and local tax consequences, if any, of the Merger.

        Capital loss carryforwards of Intermediate Term Fund will be available to U.S. Government Fund to offset capital gains recognized after the Merger, subject to limitations imposed by the Code. These limitations provide generally that the amount of loss carryforward which may be used in any year following the closing is an amount equal to the value of all of the outstanding stock of Intermediate Term Fund immediately prior to the Merger, multiplied by a long-term tax-exempt bond rate determined monthly by the Internal Revenue Service. The rate for April, 1999 was 4.78%. A capital loss carryforward may generally be used without any limit to offset gains recognized on sale of assets transferred by Intermediate Term Fund to U.S. Government Fund pursuant to the Merger, to the extent of the excess of the value of any such asset on the Closing Date over its tax basis.

Pro-forma Capitalization

        The following table sets forth the capitalizations of U.S. Government Fund and Intermediate Term Fund as of October 31, 1998, and the capitalization of U.S. Government Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.045409 for each of the Class A, Class B, Class C and Class Y shares, of U.S. Government Fund issued for each Class A, Class B, Class C and Class Y share, respectively, of Intermediate Term Fund.

                          Capitalization of Intermediate Term Fund,
                    U.S. Government Fund and U.S. Government Fund (Pro Forma)




                 Intermediate Term    U.S. Government    U.S. Government Fund
                       Fund                Fund             (After Merger)
Net Assets
  Class A           $78,073,326         $48,945,226         $127,018,552
  Class B            $2,512,701        $132,259,387         $134,772,088
  Class C              $234,946          $5,832,818           $6,067,764
  Class Y           $94,046,412        $186,414,206         $280,460,618

Total Net Assets   $174,867,385        $373,451,637         $548,319,022

Net Asset Value Per Share
  Class A                $10.36               $9.91                $9.91
  Class B                $10.36               $9.91                $9.91
  Class C                $10.36               $9.91                $9.91
  Class Y                $10.36               $9.91                $9.91

Shares Outstanding
  Class A             7,535,594           4,937,457           12,815,235
  Class B               242,518          13,341,442           13,594,972
  Class C                22,678             588,378              612,086
  Class Y             9,077,310          18,804,647           28,294,149
  All Classes        16,878,100          37,671,924           55,316,442

        The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Shareholder Information

        As of May 5, 1999 (the  "Record  Date"),  the  following  number of each
Class  of  shares  of  beneficial   interest  of  Intermediate   Term  Fund  was
outstanding:

Class of Shares

  Class A
  Class B
  Class C
  Class Y
  All Classes


        As of the Record Date, the officers and Trustees of Evergreen Fixed Income Trust beneficially owned as a group less than 1% of the outstanding shares of Intermediate Term Fund. To Evergreen Fixed Income Trust's knowledge, the following persons owned beneficially or of record more than 5% of Intermediate Term Fund's total outstanding shares as of the Record Date:


                                             Percentage of       Percentage of
                                             Shares of Class     Shares of Class
Name and Address    Class   No. of Shares    Before Merger       After Merger


[to be supplied]

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

        The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectuses and Statement of Additional Information of the Funds. The investment objectives, policies and restrictions of each Fund can be found in the Prospectus of U.S. Government Fund and Intermediate Term Fund under the caption "Description of the Funds - Investment Objective and Policies." The Prospectuses for U.S. Government Fund and Intermediate Term Fund also offer additional funds advised by EIM or its affiliates. These additional funds are not involved in the Merger and their shares are not offered hereby.

        The investment objective of U.S. Government Fund is to achieve a high level of current income consistent with stability of principal. The Fund invests primarily in U.S. government obligations. In addition, the Fund may invest in mortgage- and asset-backed securities and collateralized mortgage obligations ("CMOs").

        The Fund will only invest in CMOs which are rated AAA by an nationally recognized statistical rating organization ("NRSRO") and which may be: (i) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S government: (ii) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (iii) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. Up to 20% of the Fund's total assets may be invested in (i) CMOs and commercial paper which mature in 270 days or less so long as at least two of its ratings are high quality ratings by an NRSRO; and
(ii) bonds and other debt securities rated Baa or higher by Moody's or BBB or higher by S&P, or which, if unrated, are considered to be of comparable quality by the investment adviser.

        The investment objective of Intermediate Term Government Securities Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. Unlike U.S. Government Fund, Intermediate Term Government Securities Fund invests exclusively in U.S. government obligations. Up to 35% of total assets may be invested in receipts evidencing separately traded principal and interest components of U.S. government obligations, obligations of supranational entities and repurchase agreements involving any such obligations. While Intermediate Term Government Fund also invests in mortgage- and asset-backed securities, but it does not invest in CMOs.

     Intermediate Term Government Fund maintains an average weighted remaining maturity of approximately three to ten years. U.S. Government Fund does not have maturity restrictions.

        If either Fund invests in a security that loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

        The U.S.  Government Fund may invest in structured  securities,  such as
commercial  bank  loans  or  Brady  Bonds.  The  Intermediate   Term  Government
Securities Fund cannot invest in this type of securities.

        The characteristics of each investment policy and the associated risks are described in the Funds' Prospectuses and Statement of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Statement of Additional Information.


INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

        Evergreen Fixed Income Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Fixed Income Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. U.S. Government Fund and Intermediate Term Fund are series of Evergreen Fixed Income Trust.

Capitalization

        The beneficial interests in U.S. Government Fund and Intermediate Term Fund are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. Evergreen Fixed Income Trust's Declaration of Trust permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

        Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Fixed Income Trust or a shareholder is subject to the jurisdiction of courts in those states, it is possible that a court may not apply Delaware law, and may thereby subject shareholders of Evergreen Fixed Income Trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Fixed Income Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Fixed Income Trust is remote.

Shareholder Meetings and Voting Rights

        Evergreen Fixed Income Trust on behalf of U.S. Government Fund and Intermediate Term Fund is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Fixed Income Trust. In addition Evergreen Fixed Income Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders.
Evergreen Fixed Income Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to both Funds, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of such matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act).

        Under the Declaration of Trust of Evergreen Fixed Income Trust, each share of U.S. Government Fund and Intermediate Term Fund will be entitled to one vote for each dollar of net asset value applicable to such share.

Liquidation or Dissolution

        In the event of the liquidation of U.S. Government Fund or Intermediate Term Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

        Under the Declaration of Trust of Evergreen Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

        The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Fixed Income Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

ADDITIONAL INFORMATION

        U.S. Government Fund. Information concerning the operation and management of U.S. Government Fund is incorporated herein by reference from the Prospectuses dated September 1, 1998, copies of which are enclosed, and Statement of Additional Information of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to U.S. Government Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

        Intermediate Term Fund. Information about the Fund is included in its current Prospectuses dated November 1, 1998 and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statement of Additional Information are available upon request and without charge by writing to Intermediate Term Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.

        U.S. Government Fund and Intermediate Term Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

        The SEC maintains a Web site (http://www.sec.gov) that contains the Funds' Statement of Additional Information and other material incorporated by reference herein together with other information regarding U.S. Government Fund and Intermediate Term Fund.

VOTING INFORMATION CONCERNING THE MEETING

        This Prospectus/Proxy Statement is being sent to shareholders of Intermediate Term Fund in connection with a solicitation of proxies by the Trustees of Evergreen Fixed Income Trust, to be used at the Special Meeting of Shareholders to be held at 2:00 p.m., July 23, 1999, at the offices of the Evergreen funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Intermediate Term Fund on or about June 2, 1999. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of 25% of the outstanding shares entitled to vote at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Fixed Income Trust at the address set forth on the cover of this Prospectus/Proxy Statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

        Approval of the Plan will require the affirmative vote of a majority of the votes cast and entitled to vote, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present. Each share outstanding is entitled to one vote for each dollar of net asset value applicable to such share.

        Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, email or personal solicitations conducted by officers and employees of FUNB, its affiliates or other representatives of Intermediate Term Fund (who will not be paid for their soliciting activities). If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by fax or attend in person. Any proxy given by you is revocable.

        In the event that sufficient votes to approve the Merger are not received by July 23, 1999, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

        A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Fixed Income Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of U.S. Government Fund which they receive in the transaction at their then-current net asset value. Shares of Intermediate Term Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Intermediate Term Fund may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

        Intermediate Term Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Fixed Income Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

        The votes of the shareholders of U.S. Government Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Merger.

        NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR
NOMINEES. Please advise Intermediate Term Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.


FINANCIAL STATEMENTS AND EXPERTS

        The Annual Report of U.S. Government Fund as of April 30, 1998, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

        The Annual Report of Intermediate Term Fund as of June 30, 1998, and the financial highlights and financial statements for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.


LEGAL MATTERS

        Certain legal matters concerning the issuance of shares of U.S. Government Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.


OTHER BUSINESS

        The Trustees of Evergreen Fixed Income Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

        THE TRUSTEES OF EVERGREEN FIXED INCOME TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


June 2, 1999

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of April, 1999, by and between Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, with respect to its Evergreen U.S. Government Fund series (the "Acquiring Fund"), and the Trust, with respect to its Evergreen Intermediate Term Fund series (the "Selling Fund").

        This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

        WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

        WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


ARTICLE I

     TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

        1.1 The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

        1.2 Assets to be Acquired. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

        The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

        The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

        1.3 Liabilities to be Assumed. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

        In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

        1.4 Liquidation and Distribution. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

        1.5 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

        1.6 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

        1.7 Reporting Responsibility. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

        1.8 Termination. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.


ARTICLE II

VALUATION

        2.1 Valuation of Assets. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

        2.2 Valuation of Shares. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

        2.3 Shares to be Issued. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class Y shares of the Selling Fund will receive Class A, Class B, Class C and Class Y shares, respectively, of the Acquiring Fund.

        2.4 Determination of Value. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.


ARTICLE III

CLOSING AND CLOSING DATE

        3.1 Closing Date. The Closing (the "Closing") shall take place on or about July 30, 1999 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

        3.2 Custodian's Certificate. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

        3.3 Effect of Suspension in Trading. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

        3.4 Transfer Agent's Certificate. Evergreen Service Company, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.


ARTICLE IV

REPRESENTATIONS AND WARRANTIES

        4.1 Representations of the Selling Fund. The Selling Fund represents and warrants to the Acquiring Fund as follows:

        (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

        (b) The Selling Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

        (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

        (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph
1.3 hereof.

        (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        (g) The financial statements of the Selling Fund at December 31, 1998 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

        (h) Since December 31, 1998 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

        (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

        (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

        (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

        (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

        (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

        (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

        (o) The Prospectus and Proxy Statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7) (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

        4.2 Representations of the Acquiring Fund. The Acquiring Fund represents and warrants to the Selling Fund as follows:

        (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

        (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

        (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

        (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (f) The financial statements of the Acquiring Fund at October 31, 1998 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling
Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

        (g) Since October 31, 1998 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

        (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

        (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

        (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

        (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

        (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

        (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

        (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

        (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

        5.1 Operation in Ordinary Course. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

        5.2 Approval of Shareholders. The Trust will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

        5.3 Investment Representation. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

        5.4 Additional Information. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

        5.5 Further Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

        5.6 Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG Peat Marwick LLP and certified by the Trust's President and Treasurer.

        5.7 Preparation of Form N-14 Registration Statement. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

        5.8 Capital Loss Carryforwards. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG Peat Marwick LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carry forwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.


ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

        The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

        6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's Secretary or Assistant Secretary, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

        6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

        (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

        (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

        (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

        (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

        (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

        (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

        (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

        (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

        (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

        In this paragraph 6.2, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

        The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring
Fund on the Closing Date a certificate executed in its name by the Trust's Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

        7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

        7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:

        (a) The Selling Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

        (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

        (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

        (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

        (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

        (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus and Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

        (g) Such counsel does not know of any legal or governmental proceedings, insofar as they relate to the Selling Fund existing on or before the date of mailing of the Prospectus and Proxy Statement and the Closing Date, required to be described in the Prospectus and Proxy Statement or to be filed as an exhibit to the Registration Statement which are not described or filed as required.

        (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus and Proxy Statement.

        (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

        In this paragraph 7.3, references to the Prospectus and Proxy Statement include and relate to only the text of such Prospectus and Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.


ARTICLE VIII

     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE SELLING FUND

        If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

        8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

        8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

        8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

        8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

        (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

        (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

        (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

        (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

        (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

        (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

        Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

        8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

        (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

        (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

        (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus and Proxy Statement were prepared based on the valuation of the Selling Fund's assets in accordance with the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information pursuant to procedures customarily utilized by the Acquiring Fund in valuing its own assets;

        (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratios appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by Selling Fund's management and were found to be mathematically correct.

        In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting principles and the portfolio valuation practices of the Acquiring Fund.

        8.8 The Selling Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

        (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

        (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus and Proxy Statement, and inquiries of appropriate officials of the Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that such unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

        (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

        (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.


ARTICLE IX

EXPENSES

        9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank ("FUNB"). Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.


ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

        10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.


ARTICLE XI

TERMINATION

        11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

        (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

        11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, the respective Trustees or officers, to the other party or its Trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.


ARTICLE XII

AMENDMENTS

        12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

        13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

        13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        13.5 It is expressly agreed that the obligations of the Acquiring Fund and the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and the Selling Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and of the Selling Fund as provided in the Declaration of Trust of the Trust.




IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


EVERGREEN FIXED INCOME TRUST
On behalf of Evergreen U.S. Government Fund



By:_____________________________
Name:
Title:



EVERGREEN FIXED INCOME TRUST On behalf of Evergreen Intermediate Term Government Securities Fund



By:______________________________
Name:
Title:

                                   EVERGREEN
                              U.S. Government Fund
                     Fund at a Glance as of April 30, 1998

We will continue to monitor emerging data and will respond to any changes in the economy by adjusting the Fund's duration and sector allocations accordingly.

                 Portfolio
                 Management
----------------------------------------
(Photo appears below of
Rollin C. Williams, CFA)

   Rollin C. Williams, CFA
     Tenure: January 1993


            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE

(Table with cube-shaped blocks appears below illustrating high quality and intermediate duration.)

Duration            Quality
   Short              High
   Int                Med
   Long               Low




                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Fixed-Income Style Box placement is
                                   based on a fund's average effective maturity or duration and the average credit rating of the bonds within the portfolio.

                                   Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                            Class A      Class B     Class C     Class Y
Inception Date              1/11/93    1/11/93      9/2/94       9/2/93
 ........................................................................
Average Annual Returns
 ........................................................................
1 year with sales charge     4.56%       3.96%        7.96%         n/a
 ........................................................................
1 year w/o sales charge      9.78%       8.96%        8.96%       10.05%
 ........................................................................
3 years                      6.11%       6.17%        7.05%        8.12%
 ........................................................................
5 years                      4.91%       4.91%          --           --
 ........................................................................
Since Inception              5.31%       5.43%        6.94%        5.89%
 ........................................................................
Maximum Sales Charge         4.75%       5.00%        1.00%         n/a
                           Front End      CDSC         CDSC
 .......................................................................
30-day SEC yield             5.01%       4.51%        4.51%        5.52%
 ........................................................................
12-month dividends per share $0.61     $ 0.53       $ 0.53      $ 0.63
 ........................................................................

*Adjusted for maximum sales charge


--------------------------------------------------------------------------------
                                LONG TERM GROWTH

(Plot points appear below for Long Term Growth chart)


                  1/93     4/93     4/94     4/95    4/96    4/97      4/98
Class A Shares   9,525    9,748    9,737   10,368  11,137   11,847    13,154
LBITGBI         10,000   10,280   10,383   11,059  11,927   12,693    13,818
CPI             10,000   10,098   10,337   10,652  10,952   11,234    11,396


Comparison of a $10,000 investment in Evergreen U.S. Government Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Intermediate Term Government Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through April 30, 1998.

                                   EVERGREEN
                              U.S. Government Fund
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     fiscal year?


     The Evergreen U.S. Government Fund's Class A shares posted a 9.78% total return, unadjusted for any sales charge, for the twelve months ended April 30, 1998. This performance compares favorably to the 8.68% total return for its benchmark, the Lehman Brothers Intermediate Term Government Bond Index.

 Portfolio Characteristics
-------------------------


       Total Net Assets                                           $332,245,277

       Average Credit Quality                                              AAA

       Average Maturity                                              8.8 years

       Average Duration                                              4.4 years

--------------------------------------------------------------------------------
     What was the economic environment like
     during the past twelve months?


     The past year has been very positive for fixed income investors. The period was marked by healthy domestic economic growth that showed few signs of inflation. As a result, interest rates declined steadily which, in turn, boosted bond prices.


     The most noteworthy event for investors during the period was the financial crisis that struck the economies and financial markets of Southeast Asia. Although the "Asian flu" filtered back to the United States in the form of volatility, the effects to the financial markets were generally positive.

     Prices of imports to the U.S. declined while domestic export growth slowed due to reduced demand from overseas economies. The combination of these two factors calmed investors' inflationary fears and prompted domestic interest rates to trend lower. The yield on the bellwether 30-year Treasury Bond declined by nearly one percentage point -- from 6.96% to 5.95% -- during the fiscal year.



     --------------------------------------------------------------------
                               MATURITY BREAKDOWN
     (as a percentage of portfolio assets)

     (Pie chart appears below illustrating the following amounts:)

     20+ years - 55.0%
     1 - 10 years - 25.1%
     10 - 20 years - 13.3%
     0 - 1 years - 6.6%

--------------------------------------------------------------------------------
     How did your investment strategies
     affect the portfolio?


     Our primary strategy to lengthen the Fund's duration was in response to our expectation of declining interest rates. Duration was increased from
     4.27 years to 4.40 years during the twelve months. Consistent with our forecast, economic data indicated benign inflation and moderating economic growth, prompting interest rates to trend lower throughout the fiscal year. Consequently, the portfolio's duration stance -- nearly 50% longer than the benchmark Lehman Brothers Intermediate Term Government Bond Index -- enhanced the Fund's total return and contributed to outperformance of 1.1%.


     In addition, the portfolio's weighting of mortgage-backed securities was reduced. As interest rates fall, this sector is especially vulnerable to underperformance as homeowners refinance their mortgages to take

                                   EVERGREEN
                              U.S. Government Fund
                          Portfolio Manager Interview

     advantage of lower rates. Our declining-rate forecast prompted us to cut our mortgage exposure from 48% to 42% during the final six months of the fiscal period. This reduced weighting enhanced performance while mitigating the portfolio's exposure to pre-payment risk.



     --------------------------------------------------------------------
          PORTFOLIO COMPOSITION
     (as a percentage of net assets)

    (Pie chart appears below illustrating the following amounts:)

     U.S. Treasury Olibgations - 55.4%
     Mortgage-Backed Securities - 42.4%
     Other Assets and Liabilities (net) - 2.0%
     Repurchase Agreement - 0.2%


--------------------------------------------------------------------------------
     Were there any other noteworthy events during the fiscal period relating to the Fund?


     In August of 1997, the Evergreen U.S. Government Fund merged with the Keystone Government Securities Fund. Net assets in the Fund increased over $40 million as a result of the merger. This combination was undertaken because the funds' respective objectives were virtually identical, allowing us to merge and manage the combined fund more efficiently and cost-effectively. Following the merger, a number of smaller mortgage-backed securities were liquidated to reduce the number of holdings in the combined fund.



--------------------------------------------------------------------------------
     What is your outlook going forward?


     The overriding question now facing the market is whether the U.S. economy will continue its expansion or will it finally begin to slow? Will low unemployment and rising wages ignite inflation or will the slowdown in the Asian markets slow the U.S. economy and calm inflationary pressure? Although the answers to these questions are still unknown, the Federal Reserve Board recently suggested that an increase in interest rates may be necessary as a preventative measure to tackle inflation.


     Our view is that underlying market fundamentals support low interest rates over the long term. Short term we expect a bit of volatility, but feel that the Fed will hold off on increasing rates until the effects of the Asian crisis becomes more clear. A pre-emptive rate ease in the latter part of the year is even possible should the U.S. economy slow more than is currently expected. We will continue to monitor emerging data and will respond to any changes in the economy by adjusting the Fund's duration and sector allocations accordingly.

PART B STATEMENT OF ADDITIONAL INFORMATION

              STATEMENT OF ADDITIONAL INFORMATION

                      Acquisition of Assets of

        EVERGREEN INTERMEDIATE TERM GOVERNMENT SECURITIES FUND

                            A Series of

                   EVERGREEN FIXED INCOME TRUST
                        200 Berkeley Street
                    Boston, Massachusetts 02116
                           (800) 343-2898

                  By and In Exchange For Shares of

                   EVERGREEN U.S. GOVERNMENT FUND

                            A Series of

                   EVERGREEN FIXED INCOME TRUST
                       200 Berkeley Street
                    Boston, Massachusetts 02116
                           (800) 343-2898


This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen Intermediate Term Government Securities Fund ("Intermediate Term Fund"), a series of Evergreen Fixed Income Trust, to Evergreen U.S. Government Fund ("U.S. Government Fund"), also a series of Evergreen Fixed Income Trust, in exchange for Class A, Class B, Class C and Class Y shares (to be issued to holders of Class A, Class B, Class C and Class Y shares, respectively, of U.S. Government Fund), of beneficial interest, $0.001 par value per share, of U.S. Government Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of U.S. Government Fund dated September 1, 1998;

(2) The Statement of Additional Information of Intermediate Term Fund dated November 1, 1998;

(3) Annual Report of U.S. Government Fund for the year ended April 30, 1998;

(4) Semi-Annual Report of U.S. Government Fund for the six-month period ended October 31, 1998.

(5) Annual  Report of  Intermediate  Term Fund for the year ended June 30, 1998;
and

(6) Semi-Annual Report of Intermediate Term Fund for the six-month period ended December 31, 1998;

(7) Pro-forma Financial Statements for the 12 months ended October 31, 1998 (unaudited).

        This Statement of Additional Information, is not a prospectus or supplement, and should be read in conjunction with, the Prospectus/Proxy Statement of Intermediate Term Fund and U.S. Government Fund dated June 2, 1999. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Fixed Income Trust at the telephone numbers or addresses set forth above.

        The date of this Statement of Additional Information is June 2, 1999.







                          EVERGREEN FIXED INCOME TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                         EVERGREEN LONG-TERM BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                September 1, 1998

               Evergreen U.S. Government Fund ("U.S. Government")
                  Evergreen Strategic Income Fund ("Strategic")
                  Evergreen High Yield Bond Fund ("High Yield")
                 Evergreen Diversified Bond Fund ("Diversified")
                     (Each a "Fund"; together, the "Funds")

                 Each Fund is a series of an open-end management
                   investment company known as Evergreen Fixed
                           Income Trust (the "Trust").



         This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with a prospectus dated September 1, 1998. The Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of each Fund and one offering Class Y shares of each Fund. You may obtain either of these prospectuses from Evergreen Distributor, Inc.






                                                       24488

                                TABLE OF CONTENTS


INVESTMENT POLICIES................................................ ...........3
         Fundamental Investment Policies.......................................3
         Additional Information on Securities and Investment Practices.........5
MANAGEMENT OF THE TRUST.......................................................12
PRINCIPAL HOLDERS OF FUND SHARES..............................................15
INVESTMENT ADVISORY AND OTHER SERVICES........................................19
         Investment Advisors..................................................19
         Investment Advisory Agreements.......................................19
         Distributor..........................................................20
         Distribution Plans and Agreements....................................20
         Additional Service Providers ........................................22
BROKERAGE.....................................................................23
           Selection of Brokers ..............................................23
         Brokerage Commissions................................................23
         General Brokerage Policies...........................................23
TRUST ORGANIZATION............................................................23
         Form of Organization.................................................23
         Description of Shares ...............................................24
         Voting Rights........................................................24
         Limitation of Trustees' Liability....................................24
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................24
         How the Funds Offer Shares to the Public.............................24
           Contingent Deferred Sales Charge...................................25
         Sales Charge Waivers or Reductions...................................26
         Exchanges............................................................28
         Calculation of Net Asset Value Per Share ("NAV").....................28
         Valuation of Portfolio Securities....................................28
         Shareholder Services.................................................29
PRINCIPAL UNDERWRITER.........................................................29
ADDITIONAL TAX INFORMATION....................................................30
          Requirements for Qualification as a Regulated Investment Company....30
          Taxes on Distributions..............................................30
          Taxes on the Sale or Exchange of Fund Shares........................31
          Other Tax Considerations............................................33
FINANCIAL INFORMATION.........................................................33
ADDITIONAL INFORMATION........................................................36
APPENDIX A...................................................................A-1


                                                       24488
                                                         2

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes a Fund's practices with respect to that policy, as allowed by current law. If the law governing the a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S.
government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.





                                                       24488
                                                         3

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Each Fund may not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3 % of its total assets (including the amount borrowed). Each Fund may obtain such short-term credit as may be necessary for the clarification of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as each Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that each Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that each Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, each Fund may lend portfolio securities to broker-dealers and or financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay a Fund any income accruing on the security. Each Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect a Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. A Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days.

A Fund may pay reasonable fees in connection with such loans.

24304
                                                         4

         Although voting rights attendant to securities lent pass to the borrower, a Fund may call such loans at any time and may vote the securities if it believes a material event affecting the investment is to occur. A Fund may experience a delay in receiving additional collateral or in recovering the securities lent or may even suffer a loss of rights in the collateral should the borrower of the securities fail financially. Each Fund may only make loans to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES

         The investment objective of each Fund and a description of the securities in which each Fund may invest are set forth in the Funds' prospectuses. The following expands upon the discussion in the prospectuses regarding certain investments of the Funds.

U.S. Government Securities

         Each Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some  government  agencies  and  instrumentalities   may   not receive
financial support from the U.S. government. Examples of such agencies are:

              (i) Farm Credit System, including the National Bank for Cooper-atives, Farm Credit Banks and Banks for Cooperatives;

             (ii)    Farmers Home Administration;

             (iii)   Federal Home Loan Banks;

             (iv)    Federal Home Loan Mortgage Corporation;

             (v)     Federal National Mortgage Association; and

             (vi)    Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA")

        The Funds may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

        Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

        The market value and interest yield of GNMA certificates can vary due not only to market

24304
                                                         5
fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

Limited Partnerships (Strategic, High Yield and Diversified)

         Each Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission ("SEC") and are freely exchanged on a securities exchange or in the over-the-counter market.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Funds may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed-delivery or forward commitment basis, a Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to

24304
                                                         6
maintain the necessary value.

         Purchases made under such conditions are a form of leveraging and may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when a Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Funds may enter into repurchase agreements with entities that are registered as U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement, a Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         A Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Each Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

         As described herein, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

24304
                                                         7

Options

         The Funds may buy or sell (i.e., write) put and call options on securities it holds or intends to acquire. The Funds may also buy and sell options on financial futures contracts. The Funds will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire. The Funds may purchase put and call options for the purpose of offsetting previously written put and call options of the same series.

         The Funds may write only covered options. With regard to a call option, this means that a Fund will own, for the life of the option, the securities subject to the call option. Each Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If a Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Futures Transactions

         Each Fund may enter into financial futures contracts and write options on such contracts. Each Fund intends to enter into such contracts and related options for hedging purposes. Each Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. A Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         Each Fund may sell or purchase futures contracts. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, each Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. Each Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price and rate of return for securities the Fund intends to purchase.

         Each Fund may purchase put and call options on futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, a Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

         Each Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market

24304
                                                         8
will exist for any particular contract or at any particular time. As a result, there can be no assurance that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between a Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying a Fund's futures position and the securities held by or to be purchased for a Fund. Each Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Funds do not intend to use futures transactions for speculation or leverage. Each Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by a Fund. Each Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Funds will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, each Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions

         Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, each Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

          A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Funds are also required to deposit and maintain margin when it writes call options on futures contracts.


24304
                                                         9

Foreign Securities (Strategic, High Yield and Diversified)

         Each Fund may invest in foreign securities or U.S. securities traded in foreign markets. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include future adverse political and economic developments; the possible imposition of withholding taxes on interest or other income; the possible seizure, nationalization, or expropriation of foreign deposits; the possible establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions (Strategic, High Yield and Diversified)

         As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver and receive when the contract is completed) is fixed when a Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although each Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by each Fund. Each Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

High-Yield Bonds (Strategic, High Yield and Diversified)

         Each Fund may invest in high-yield, high-risk bonds. While investment in high-yield bonds provides opportunities to maximize return over time, investors should be aware of the following risks associated with high-yield bonds:

         (1) High-yield bonds are rated below investment grade, i.e., BB or lower by Standard & Poor's Rating Services ("S&P") or Ba or lower by Moody's Investors Service ("Moody's"). Securities so rated are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.

         (2) The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (3) Their value may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

         (4) Their value, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below-investment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to adverse or positive economic changes or individual corporate developments.

         (5) The secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, which may adversely effect (1) the market price of the security, (2) the Fund's ability to dispose of particular issues and (3) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         (6) Zero-coupon bonds and PIKs involve additional special considerations. For example, zero-coupon bonds pay no interest to holders prior to maturity of interest. PIKs are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, the Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

         Each Fund may invest in securities rated as low as D by S&P or C- by Moody's. Such securities may have defaulted on payments of principal and/or interest at the time of investment. (Rating categories are described in the Appendix.) A Fund will invest in debt so rated only when the investment advisor believes the issuer's financial condition will improve through reorganization or other measures. Each Fund may also invest in high-yield, high-risk securities which are unrated or rated under a different system if a Fund's investment advisor believes they are comparable to high-yield securities in which each Fund may otherwise invest.

         The investment advisor considers the ratings of S&P and Moody's assigned to various securities, but does not rely solely on these ratings because (1) S&P and Moody's assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same category.

Illiquid and Restricted Securities

         Each Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when a Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which each Fund has the investment on its books.

         Each Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining a Fund's compliance with the limit on illiquid securities indicated above. In determine the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         Each Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, each Fund may not (1) own more than 3% of the outstanding voting stock of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, each Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as each Fund.

Short Sales

        Each Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. Each Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.


                             MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and their principal occupations and some of their affiliations over the last five years.
Unless  otherwise  indicated,  the address  for each  Trustee and officer is 200
Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen fund complex.


Name                Position with Trust    Principal Occupations for Last Five Years
------------------  ---------------------    --------------------------------------
Laurence B. Ashkin        Trustee            Real estate developer and construction consultant;
(DOB: 2/2/28)                                and President of Centrum Equities and Centrum
                                             Properties, Inc.



                                                        12




Name                     Position with Trust     Principal Occupations for Last Five Years
---------------------    -------------------  -------------------------------------------------------------
Charles A. Austin III    Trustee              Investment Counselor to Appleton
(DOB: 10/23/34)                               Partners, Inc.; former Director, Executive
                                              Treasurer, State Street Research
                                              Vice President and Management Company (investment
                                              advice); Director, The Andover
                                              Companies (Insurance); and Trustee,
                                              Arthritis Foundation of New England.

K. Dun Gifford           Trustee              Trustee, Treasurer and Chairman of
(DOB: 10/12/38)                               the Finance Committee, Cambridge
                                              College; Chairman Emeritus and Director,
                                              American Institute of Food and Wine; Chairman and
                                              President, Oldways Preservation and
                                              Exchange Trust (education); former Chairman of
                                              the Board, Director, and Executive Vice
                                              President, The London Harness Company;
                                              former Managing Partner, Roscommon Capital Corp.;
                                              former Chief Executive Officer, Gifford
                                              Gifts of Fine  Foods; and former Chair man,
                                              Gifford, Drescher & Associates (environmental
                                              consulting)

James S. Howell          Chairman of the      Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)           Board of Trustees    the Carolinas; and former Vice President of Lance Inc.
                                              (food manufacturing).

Leroy Keith, Jr.         Trustee              Chairman of the Board and Chief Executive Officer,
(DOB: 2/14/39)                                Carson Products Company; Director of Phoenix Total
                                              Return Fund and Equifax, Inc.; Trustee of  Phoenix
                                              Series Fund,  Phoenix Multi-Portfolio Fund, and
                                              The Phoenix Big Edge Series Fund; and
                                              former President, Morehouse College.

Gerald M. McDonnell      Trustee              Sales Representative with Nucor-Yamoto, Inc. (steel
(DOB: 7/14/39)                                producer).

Thomas L. McVerry        Trustee              Former Vice President and Director of Rexham
(DOB: 8/2/39)                                 Corporation; and former Director of Carolina
                                              Cooperative Federal Credit Union.

William Walt Pettit      Trustee              Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)
David M. Richardson      Trustee              Vice Chair and former Executive Vice President, DHR
(DOB: 9/14/41)                                International, Inc. (executive recruitment); former
                                              Senior Vice President, Boyden International Inc.
                                              (executive recruitment); and Director, Commerce and
                                              Industry Association of New Jersey, 411
                                              International, Inc., and J&M Cumming Paper Co.
Russell A. Salton, III MD Trustee             Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                 Services; former Managed Health Care Consultant;
                                              and former President, Primary Physician Care.



                                                13




Name                     Position with Trust       Principal Occupations for Last Five Years
------------------------ ------------------------- -----------------------------------------------------------------
Michael S. Scofield      Trustee              Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)
Richard J. Shima         Trustee              Former Chairman, Environmental Warranty, Inc.
(DOB: 8/11/39)                                (insurance agency); Executive Consultant, Drake
                                              Beam Morin, Inc. (executive outplacement);
                                              Director of Connecticut Natural Gas Corporation,
                                              Hartford Hospital, Old State House Association,
                                              Middlesex Insurance Company and Enhance Financial Services, Inc.;
                                              Chairman, Board of Trustees, Hartford
                                              Graduate Center; Trustee, Greater Hartford YMCA;
                                              former Director, Vice Chairman and Chief
                                              Investment Officer, The Travelers
                                              Corporation; former Trustee,
                                              Kingswood-Oxford School; and former Managing Director and
                                              Consultant, Russell Miller, Inc.
William J. Tomko*        President and        Senior Vice President and Operations Executive,
(DOB: 8/30/58)           Treasurer            BISYS Fund Services.
Nimish S. Bhatt*         Vice President and   Vice President, Tax, BISYS Fund Services; former
(DOB: 6/6/63)            Assistant Treasurer  Assistant Vice President, Evergreen Asset
                                              Management Corp./First Union National Bank; former
                                              Senior Tax Consulting/Acting Manager, Investment
                                              Companies Group, Price Waterhouse LLP,
                                              New York.

Bryan Haft*              Vice President       Team Leader, Fund Administration, BISYS Fund
(DOB: 1/23/65)                                Services.
D'Ray Moore*             Secretary            Vice President, Client Services, BISYS Fund Services.
(DOB: 3/30/59)

*Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001


Trustee Compensation

          Listed  below  is  the   estimated   Trustee   compensation   for  the
twelve-month period ended April 30, 1998.



                               COMPENSATION TABLE


                                        Pension Or
                                        Retirement
                       Aggregate        Benefits                                  Total Compensation
                       Compensation     Accrued As Part    Estimated Annual       From Registrant And
                       From             Of Fund            Benefits Upon          Fund Complex Paid To
Name Of Person         Registrant       Expenses           Retirement             Directors
Laurence B. Ashkin     $5,624           $0                 $0                       $69.535
Charles A. Austin      $5,808           $0                 $0                       $50,009(a)



                                                        14




                               COMPENSATION TABLE


Foster Bam*                  $4,327           $0           $0                       $51,611
K. Dun Gifford               $5,450           $0           $0                       $47,105
James S. Howell              $7,652           $0           $0                       $103,376(c)
Robert J. Jeffries*          $620             $0           $0                       $19,576
Leroy Keith Jr.              $5,675           $0           $0                       $48,586
Gerald M. McDonnell          $7,228           $0           $0                       $87,564(f)
Thomas L. McVerry            $7,007           $0           $0                       $90,660(b)
William Walt Pettit          $6,494           $0           $0                       $79,468(e)
David M. Richardson          $5,755           $0           $0                       $48,970
Russell A. Salton, III       $6,660           $0           $0                       $88,126(d)
Michael S. Scofield          $7,120           $0           $0                       $90,889(g)
Richard J. Shima             $5,957           $0           $0                       $65,174

(a) $4,950 of this amount payable in later years as deferred  compensation.
(b) $102,325 of this amount  payable in later  years as deferred  compensation.
(c) $84,019 of this  amount  payable in later years as  deferred  compensation.
(d) $97,425 of this  amount  payable in later years as  deferred  compensation.
(e) $88,750 of this  amount  payable in later years as  deferred  compensation.
(f) $97,400 of this  amount  payable in later years as  deferred  compensation.
(g) $34,900 of this amount payable in later years as deferred compensation.
* Former Trustee, retired as of December 31, 1997.



                        PRINCIPAL HOLDERS OF FUND SHARES

         As of the date of this SAI, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of a Fund's outstanding shares as of August 1, 1998.


U.S. Government - Class A
MLPF&S For the Sole Benefit of Its         8.196%
Customers
Attn: Fund Administration #97H24
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
U.S. Government - Class B

None
U.S. Government - Class C
MLPF&S For the Sole Benefit of Its         26.517%
Customers
Attn: Fund Administration #97H43
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Patterson & Co                             10.406%
C/O Corestates Bank NA
P.O. Box 7829
Philadelphia, PA 19101-7829
FUBS & Co FEBO                             5.255%
Local 1804 1 ILA Federal
Credit Union
5080 McLester Street
Elizabeth, NJ 07207
U.S. Government - Class Y
First Union National Bank                  36.798%
Trust Accounts
Attn Ginny Batten
11th Fl CMG-151
301 S Tryon St
Charlotte, NC 28288
Wachovia Bank of Georgia                   26.371%
Directed TTEE for First Union Corp
Non-Qualified Retirement Plan
U/A DTD 8/31/94 Investment Act
301 N Main St MC-NC 31051
Winston-Salem, NC 27101-3819
First Union National Bank                  13.031%
Trust Accounts
Attn Ginny Batten
11th Fl CMG-151
301 S Tryon St
Charlotte, NC 28288
Wachovia Bank of Georgia TTEE              9.839%
First Union Corp Retirement Trust
For Non Employee Directors
10/24/94
301 N Main St MC-NC 31051
Winston-Salem, NC 27101-3819
Patterson & Co                             7.456%
PNB Personal Trust Acctg
P.O. Box 7829
Philadelphia, PA 19101-7829
Strategic - Class A
None

Strategic - Class B
MLPF&S For the Sole Benefit of Its         10.910%
Customers
Attn: Fund Administration #97A19
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Strategic - Class C
MLPF&S For the Sole Benefit of Its         26.013%
Customers
Attn: Fund Administration #97A20
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Strategic - Class Y
First Union National Bank                  50.168%
Cash Account
Attn Trust Operation Fund Group
401 South Tryon St 3rd Fl
Charlotte, NC 28202-1911
First Union National Bank                  47.553%
Re-invest Account
Attn Trust Operations Fund Group
401 South Tryon St 3rd Fl
Charlotte, NC 28202-1911
High Yield - Class A
MLPF&S For the Sole Benefit of Its         7.538%
Customers
Attn: Fund Administration #97TW1
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
High Yield - Class B
MLPF&S For the Sole Benefit of Its         24.485%
Customers
Attn: Fund Administration #98296
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
High Yield - Class C
MLPF&S For the Sole Benefit of Its         38.238%
Customers
Attn: Fund Administration #97TW2
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
State Street Bk and Tr Co Cust Ira         12.880%
FBO
Eric J. Falken
P.O. Box 1090
Clinton, WA 98236-1090

Emily V. Maddux Tr                         6.439%
FBO Phyllis L Monesmith et al
U/D/T DTD 5/30/90
6785 Old Easton Rd
Pipersville, PA 18947-9762
Susan T Fox TTE                            6.194%
Susan T Fox Trust
U/A DTD 11/2/95
10 F Street
San Rafael, CA 94901-2719
High Yield - Class Y
First Union National Bank/EB/INT           73.295%
Reinvest Account
Att Trust Operations Fund Group
401 S Tryon St 3rd Fl CMG 1151
Charlotte, NC 28202-1911
First Union National Bank/EB/INT           26.455%
Cash Account
Att Trust Operations Fund Group
401 S Tryon St 3rd Fl CMG 1151
Charlotte, NC 28202-1911
Diversified - Class A
MLPF&S For the Sole Benefit of Its         10.563%
Customers
Attn: Fund Administration #97TU7
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Diversified - Class B
MLPF&S For the Sole Benefit of Its         19.413%
Customers
Attn: Fund Administration #98295
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Diversified - Class C
NFSC FEBO # OKA-068993                     36.439%
Edwin D Fortini TTEE
Edwin D Fortini Rev Living Tr
U/A 1/6/93
85 Elm St
Stoneham, MA 02180
First Union Brokerage Services             16.405%
Richard B Yules MD And
Lila S Yules JTWROS
A/C 8944-5409
120 S E 5th Ave #223
Boca Raton, FL 33432

Donaldson Lufkin Jenrette                  10.952%
Securities Corporation Inc
P.O. Box 2052
Jersey City, NJ 07303-9998
Donaldson Lufkin Jenrette                  9.606%
Securities Corporation Inc
P.O. Box 2052
Jersey City, NJ 07303-9998
MLPF&S For the Sole Benefit of Its         8.039%
Customers
Attn: Fund Administration #97TU8
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Donaldson Lufkin Jenrette                  7.631%
Securities Corporation Inc
P.O. Box 2052
Jersey City, NJ 07303-9998
Diversified - Class Y
None


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS

         The investment advisor to each Fund is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered at 301 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

         The investment advisor to U.S. Government is the Capital Management Group of First Union National Bank ("FUNB"), located at 201 South College Street, Charlotte, North Carolina 28288- 0630. The investment advisor is entitled to receive from the Fund an annual fee equal to 0.50% of the Fund's average daily net assets.

         The investment advisor to Strategic, High Yield and Diversified is Keystone Investment Management Company ("Keystone"). The investment advisor is entitled to receive from each Fund an annual fee equal to 2.0% of each Fund's gross dividend and interest income plus 0.50% of the aggregate net asset value of each Fund's shares, as follows: 0.50% of the first million dollars, plus 0.45% of the next million, plus 0.40% of the next million, plus 0.35% of the next million, plus 0.30% of the next million, plus 0.25% of amounts over five million dollars, all computed as of the close of business each day and payable monthly.

INVESTMENT ADVISORY AGREEMENTS

        On behalf of each if its Funds, the Trust has entered into an investment advisory agreement with the investment advisor (the "Advisory Agreements"). Under the Advisory Agreements, and subject to the supervision of the Trust's

Board of Trustees, the investment advisor furnishes to the appropriate Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services. Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to,
(1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees of the Trust (Trustees who are not interested persons of a Fund, as defined in the 1940 Act); (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan (defined below) (as applicable) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the SEC or under state or other securities laws; (11)expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of each Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for each Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of such Fund. (See also the section entitled "Financial Information.")

         Each Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of each Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. Each Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit a Fund to buy or sell securities from another investment company for which a subsidiary of First Union is an investment advisor. The Rule 17a-7 Procedures also allow the Funds to buy or sell securities from other advisory clients for whom a subsidiary of First Union is an investment advisor. The Funds may engage in such transaction if they are equitable to each participant and consistent with each participant's investment objective.

DISTRIBUTOR

         Evergreen  Distributor,  Inc. (the  "Distributor")  markets  the  Funds
through  broker-dealers  and other financial representatives.   Its  address  is
125 W. 55th Street, New York, NY 10019.

DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid monthly on Class A and Class B shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A , Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares, as applicable.

         FUNB or its affiliates may finance the payments made by the Distributor to compensate broker-dealers or other persons for distributing shares of a Fund.

           In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that class or classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment. (See also the section entitled "Financial Information.")

ADDITIONAL SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to U.S. Government, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund based on the total assets of all mutual funds administered by EIS for which any affiliate of FUNB serves as investment advisor, as follows: 0.050% on the first $7 billion; 0.035% on the next $3 billion; 0.030% on the next $5 billion; 0.020% on the next $10 billion; 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.

Transfer Agent

        Evergreen Service Company ("ESC"), a subsidiary of First Union, is the Funds' transfer agent. The transfer agent issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Independent Auditors

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, audits the annual financial statements of each Fund.

Custodian

        State Street Bank and Trust Company is the Funds' custodian. The bank keeps custody of each Fund's securities and cash and performs other related duties. The custodian's address is P.O.
Box 9021, Boston, Massachusetts 02110.

Legal Counsel

        Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

                                    BROKERAGE

         Due to regulatory developments affecting the securities exchanges and brokerage practices, the Board of Trustees may modify or eliminate any of the following policies.

BROKERAGE COMMISSIONS

         Generally, each Fund expects to purchase and sell its equity securities through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

         Each Fund expects to buy and sell its fixed income securities directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

SELECTION OF BROKERS

         When buying and selling portfolio securities, each Advisor seeks brokers who can provide the most benefit to the Fund or Funds for which a trade is being made. When selecting a broker, an Advisor primarily will look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         Under each Advisory Agreement, each Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to an Advisor do not replace, but supplement, the services an Advisor is required to deliver to a Fund under the Advisory Agreement. It is impracticable for an Advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, an Advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         Lieber & Company, an affiliate of Evergreen Asset, and a member of the New York and American Stock Exchanges, will, to the extent practicable, effect substantially all of the portfolio transactions for Evergreen and Micro effected on those exchanges.

SIMULTANEOUS TRANSACTIONS

         Each Advisor makes investment decisions for a Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for an Advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. Each Advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Funds, but the ideal price or trading volume may not always be achieved for an individual Fund. In order to take advantage of the availablility of lower purchase prices, the Funds may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.


                               TRUST ORGANIZATION

FORM OF ORGANIZATION

        Each Fund is a series of an open-end management investment company, known as "Evergreen Fixed Income Trust" (the "Trust"). The Trust was formed as a Delaware business trust on September 18, 1997 pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust"). A copy of the Declaration of Trust is on file at the SEC as an exhibit to the Trust's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of each Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of each Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

     After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Distributor, broker-dealers that have entered into special agreements with the Distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Class A Shares

        With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. See also the section in this SAI entitled "Financial Information" for an example of the method of computing the offering price of Class A shares.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

Class B Shares

         The Funds offer Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIMING                                             CDSC RATE

         Month of purchase and the first twelve-month
                  period following the month of purchase...................5.00%
         Second twelve-month period following the month of purchase........4.00%
         Third twelve-month period following the month of purchase.........3.00%
         Fourth twelve-month period following the month of purchase........3.00%
         Fifth twelve-month period following the month of purchase.........2.00%
         Sixth twelve-month period following the month of purchase.........1.00%
         Thereafter........................................................0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.)

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Distributor. The Funds offer Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 12 months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset, Keystone, Meridian Investment Company ("Meridian") or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

CONTINGENT DEFERRED SALES CHARGE

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans and Agreements," above). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by NASD, paid to the Distributor or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class A Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

Combined Purchases

        You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisors;

         4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to master accounts of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, the Distributor, any broker-dealer with whom the Distributor has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers' written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under a Systematic Income Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

CALCULATION OF NET ASSET VALUE PER SHARE ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

         Current values for a Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded on a national securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than 60 days for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in 60 days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (5) Short-term investments maturing in more than 60 days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectuses, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                              PRINCIPAL UNDERWRITER

         The Distributor is the principal underwriter for the Trust and with respect to each class of each Fund. The Trust has entered into a Principal Underwriting Agreement ( "Underwriting Agreement") with the Distributor with respect to each class of each Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by the Distributor are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Trust and the Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Trust is not liable to anyone for failure to accept any order.

         The Distributor has agreed that it will, in all respects, duly comply with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                           ADDITIONAL TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT
COMPANY

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RICs") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, a Fund must, among other things,
(i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securitie s or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs). By so qualifying, a Fund is not subject to federal income tax if it timely dis-tributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

TAXES ON DISTRIBUTIONS

         Distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net investment income plus net realized short-term capital gains, if any). Each Fund anticipates that its dividends will not qualify for the 70% dividends-received deduction for corporations. Each Fund will inform shareholders of any amounts that so qualify.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders. For federal tax purposes, shareholders must include such distributions when calculating their long-term capital gains. Distributions of long-term capital gains are taxable as such to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by a Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder must pay taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         Each shareholder should consult his or her own tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and a Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on a Fund's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his or her U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his or her gross income, if that should be to his or her advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he or she would have received if he or she had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

OTHER TAX CONSIDERATIONS

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                              FINANCIAL INFORMATION

Expenses

         The tables below show the total dollar amounts paid by each Fund for services rendered during the fiscal years or periods specified. For more information on specific expenses, see "Investment Advisory and Other Services," "Distribution Plans and Agreements," "Principal

23375
                                                        32

Underwriter" and "Purchase, Redemption and Pricing of Shares."



1998 Fund Expenses
                                                                                               Total             Underwriting
                                             Class A        Class B           Class C          Underwriting      Commissions
Fund                     Advisory  Fees      12b-1 Fees     12b-1 Fees        12b-1 Fees       Commissions       Retained
======================== =================== ============== ================  ================ ================  ================
U.S. Government (1)      $1,601,407          $81,637        $1,416,250        $47,584          $266,278          $5,752
Strategic (2)            $1,406,494          $204,306       $1,158,148        $224,953         $970,715          $39,544
High Yield (3)           $2,300,383          $297,165       $2,788,933        $1,649           $272,412          $4,722
------------------------ ------------------- --------------                                    ----------------  ----------------
Diversified (4)          $1,847,478          $355,868       $1,934,807        $4               $243,811          $2,432
======================== =================== ============== ================  ================ ================  ================

(1) Year ended 4/30/98
(2) Year ended 4/30/98
(3) Nine months ended 4/30/98 (4) Eight months ended 4/30/98



1997 Fund Expenses
                                                                                               Total             Underwriting
                                             Class A        Class B           Class C          Underwriting      Commissions
Fund                     Advisory  Fees      12b-1 Fees     12b-1 Fees        12b-1 Fees       Commissions       Retained
======================== =================== ============== ================  ================ ================  ================
U.S. Government (1)      $1,258,319          $39,780        $1,300,696        $5,986           $32,391           $32,391
Strategic (2)            $1,017,082          $112,916       $885,405          $215,351         $133,622          $9,140
High Yield (3)           $3,259,222                --       $5,686,181*              --        $4,909,107        $4,122,547
------------------------ ------------------- --------------                                    ----------------  ----------------
Diversified (4)          $2,835,152                 --      $5,106,010*                --      $612,244          $3,159
======================== =================== ============== ================  ================ ================  ================

(1) Ten months  ended  4/30/97  (2) Nine  months  ended  4/30/97  (3) Year ended
7/31/97 (4) Year ended 8/31/97
*Not multiple class during this period; amount reflects all 12b-1 fees.


1996 Fund Expenses
                                                                                               Total             Underwriting
                                            Class A         Class B           Class C          Underwriting      Commissions
Fund                 Advisory   Fees    12b-1 Fees      12b-1 Fees        12b-1 Fees       Commissions       Retained
=================== ========== ======== =============== ================  ================ ================  ================
U.S. Government (1)  $1,507,281         $53,238         $1,374,856        $3,646           $159,666          $16,558
Strategic (2)        $1,663,669         $181,536        $1,399,711        $390,758         $123,058          $10,574
High Yield (2)       $3,788,171                --       $6,747,276*               --       $6,747,276        $3,208,491
Diversified (3)      $3,481,728                --       $6,610,025*               --       $5,596,658        $4,615,371
=================== ================== =============== ================  ================ ================  ================

(1) Year ended 6/30/96 (2) Year ended 7/31/96 (3) Year ended 8/31/96
*Not multiple class during this period; amount reflects all 12b-1 fees.


23375
                                                        33


Brokerage Commissions Paid

     Below are brokerage commissions paid by each Fund for the last three fiscal years or periods.


Fund                           1998                1997               1996
======================  =================== =================== ================
U.S. Government                0 (6)             $6,838(1)            0 (2)
Strategic                      0 (6)             $2,864(3)         $35,599 (4)
High Yield                  $1,046 (7)           $3,488(4)        $275,207 (4)
----------------------  ------------------- ------------------- ----------------
Diversified                    0 (8)               0 (5)              0 (5)
======================  =================== =================== ================

(1)     Ten months ended 4/30/97
(2)     Year ended 6/30/96
(3)     Nine months ended 4/30/97
(4)     Year ended 7/31 of each year
(5)     Year ended 8/31 of each year
(6)     Year ended 4/30/98
(7)     Nine months ended 4/30/98
(8)     Eight months ended 4/30/98


PERFORMANCE

Total Return

         Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. All dividends and distributions are added to the initial investment, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The annual total returns for each Fund (including applicable sales charges) as of April 30, 1998 are as follows:


                                            Ten Years or
                                               Since       Inception
                    One Year   Five Years   Inception        Date
U.S. Government
    Class A           4.56%       4.91%        5.31%       1/11/93
    Class B           3.96%       4.91%        5.43%       1/11/93
    Class C           7.96%        --          6.94%       9/2/94
    Class Y           10.05%       --          5.89%       9/2/93


23375
                                                        34

                                              Ten Years or
                                                 Since      Inception
                     One Year    Five Years   Inception        Date
Strategic
   Class A             7.82%        6.97%       7.95%        4/14/87
    Class B            7.47%        7.00%       8.27%        2/1/93
   Class C            11.48%        7.28%       8.38%        2/1/93
    Class Y           13.46%          --        7.80%        1/13/97
High Yield
    Class A             --            --        (2.30%)*     1/20/98
    Class B           12.02%        7.42%        7.57%       9/11/35
    Class C             --            --         1.35%*      1/22/98
    Class Y             --            --        (0.27%)*     4/14/98
-------------------------------- ----------- ------------ --------- ------------
Diversified
-------------------------------- ----------- ------------ --------- ------------
    Class A             --            --        3.94%)*     1/20/98
-------------------------------- ----------- ------------ --------- ------------
    Class B            7.78%         6.34%               7.61%           9/11/35
-------------------------------- ----------- ------------ --------- ------------
    Class C            --             --               (1.59%)*          4/7/98
-------------------------------- ----------- ------------ --------- ------------
    Class Y             --            --                0.80%*           2/11/98
================================ =========== ============ ========= ============
* Cumulative total return


Yield

       From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                              YIELD = 2[(a-b+1)6-1]
                                       cd

Where a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period


23375
                                                        35

         Below are each Fund's yields for the 30-day period ended April 30, 1998:


Fund                      Class A        Class B      Class C        Class Y
========================= =============  ============ =============  ===========
U.S.Government                5.01%         4.51%         4.51%           5.52%
Strategic                     6.18%         5.42%         5.42%           6.45%
High Yield                    6.83%         6.42%         6.41%            --
Diversified                   5.92%         5.46%          --             6.46%
========================= =============  ============ =============  ===========

       Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported n a Fund's financial statements.

       Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in a Fund's investment portfolio, portfolio maturity, operating expenses and market conditions.

        It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

       In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent 12 months. This total return information is computed as described under "Total Return" above except that no annualization is made.

Financial Statements

       The audited financial statements and the Independent Auditor's Reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121.


                             ADDITIONAL INFORMATION

     Except as otherwise stated in its prospectuses or required by law, each Fund reserves the right to change the terms of the offer stated in its 24488
                                                        36
prospectus without shareholder approval, including the right to impose or change fees for services provided.

        No dealer, salesperson or other person is authorized to give any information or to make any representation not contained in a Fund's prospectuses, SAI or in supplemental sales literature issued by such Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         Each Fund's prospectuses and SAI omit certain information contained in the Trust's Registration Statement, which you may obtain for a fee from the SEC in Washington, D.C.



22987
                                                        37

                                   APPENDIX A

                          S&P AND MOODY'S BOND RATINGS

S&P Corporate Bond Ratings

         An S&P bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default and capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

S&P bond ratings are as follows:

         a. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         b. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         c. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         d. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


22987
                                                        A-1

         e. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Bond Ratings

Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         8. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in defauolt or have other market shortcomings.

         9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

22987
                                                        A-2

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Those municipal bonds in the Aa, A, and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, and Baa 1.


                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Commercial Paper

         Commercial paper will consist of issues rated at the time of purchase A-1, by S&P, or Prime-1 by Moody's or F-1 by Fitch; or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P or Fitch IBCA, Inc., or will be determined by a Fund's investment advisor to be of comparable quality.

A.       S&P Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       Moody's Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:


22987
                                                        A-3

          1)   leading market positions in well-established industries;

          2)   high rates of return on funds employed;

          3) conservative capitalization structures with moderate reliance on debt and ample asset protection;

          4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

          5) well established access to a range of financial markets and as-sured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.


22987
                                                        A-4


                EVERGREEN FIXED INCOME TRUST
                     200 Berkeley Street
                 Boston, Massachusetts 02116
                      (800) 633-2700

           EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS


                 STATEMENT OF ADDITIONAL INFORMATION

                         November 1, 1998

     Evergreen Short-Intermediate Bond Fund ("Short-Intermediate) Evergreen Intermediate Term Government Securities Fund ("Intermediate Term Government") Evergreen Capital Preservation and Income Fund ("Capital Preservation") Evergreen Intermediate Term Bond Fund (" Intermediate Term Bond")

     (Each a "Fund"; together, the "Funds") Each Fund is a series of an open-end management investment company known as Evergreen Fixed Income Trust (the "Trust").



This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the prospectuses of the Funds dated November 1, 1998 as supplemented from time to time. The Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of each Fund and one offering Class Y shares of each Fund other than Capital Preservation. You may obtain either of these prospectuses from Evergreen Distributor, Inc.






                                                       24500

                                                 TABLE OF CONTENTS


INVESTMENT POLICIES..................................................
         Fundamental Investment Policies.................................
         Additional Information on Securities and Investment Practices...
MANAGEMENT OF THE TRUST..................................................
PRINCIPAL HOLDERS OF FUND SHARES.........................................
INVESTMENT ADVISORY AND OTHER SERVICES.....................................
         Investment Advisors...............................................
         Investment Advisory Agreements....................................
         Distributor.......................................................
         Distribution Plans and Agreements.................................
         Additional Service Providers......................................
BROKERAGE..................................................................
         Brokerage Commissions.............................................
         Selection of Brokers..............................................
         Simultaneous Transactions.........................................
TRUST ORGANIZATION.........................................................
         Form of Organization..............................................
         Description of Shares.............................................
         Voting Rights.....................................................
         Limitation of Trustees' Liability.................................
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................
         How the Funds Offer Shares to the Public..........................
         Contingent Deferred Sales Charge..................................
         Sales Charge Waivers or Reductions................................
         Exchanges.........................................................
         Calculation of Net Asset Value per Share ("NAV")..................
         Valuation of Portfolio Securities.................................
         Shareholder Services..............................................
PRINCIPAL UNDERWRITER......................................................
ADDITIONAL TAX INFORMATION.................................................
         Requirements for Qualification as a Regulated Investment Company..
         Taxes on Distributions............................................
         Taxes on the Sale or Exchange of Fund Shares......................
         Other Tax Considerations..........................................
FINANCIAL INFORMATION......................................................
ADDITIONAL INFORMATION.....................................................
APPENDIX A.................................................................


                                                       24500
                                                         2

FUNDAMENTAL INVESTMENT POLICIES

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes a Fund's practices with respect to that policy, as allowed by current law. If the law governing the a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S.
government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.




                                                       24500
                                                         3

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks or enter into repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Each Fund may not purchase securities while borrowings exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clarification of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as each Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that each Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that each Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, each Fund may lend portfolio securities to broker-dealers and or financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay each Fund any income accruing on the security. Each Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect a Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. A Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days.
A Fund may pay reasonable fees in connection with such loans.

24304
                                                         4

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES

         The investment objective of each Fund and a description of the securities in which each Fund may invest are set forth in the Funds' prospectuses. The following expands upon the discussion in the prospectuses regarding certain investments of the Funds.

U.S. Government Securities

     Each Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

     Some government agencies and instrumentalities may not receive financial support from the U.S. government. Examples of such agencies are:

            (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit
                   Banks and Banks for Cooperatives;

            (ii)   Farmers Home Administration;

            (iii)  Federal Home Loan Banks;

            (iv)   Federal Home Loan Mortgage Corporation;

            (v)    Federal National Mortgage Association; and

            (vi)   Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA")

        The Funds may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

        Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

        The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

24304
                                                         5

         Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Funds may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed-delivery or forward commitment basis, a Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions are a form of leveraging and may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when a Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Funds may enter into repurchase agreements with entities that are registered as U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement, a Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         A Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the

24304
                                                         6
repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Each Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

         As described herein, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options

         The Funds may buy or sell (i.e., write) put and call options on securities it holds or intends to acquire. The Funds may also buy and sell options on financial futures contracts. The Funds will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire. The Funds may purchase put and call options for the purpose of offsetting previously written put and call options of the same series.

         The Funds may write only covered options. With regard to a call option, this means that a Fund will own, for the life of the option, the securities subject to the call option. Each Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If a Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Futures Transactions

         Each Fund may enter into financial futures contracts and write options on such contracts. Each Fund intends to enter into such contracts and related options for hedging purposes. Each Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires

24304
                                                         7
the payment of a cash settlement based on changes in the securities index. A Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         Each Fund may sell or purchase futures contracts. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, each Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. Each Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price and rate of return for securities the Fund intends to purchase.

         Each Fund may purchase put and call options on futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, a Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

         Each Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between a Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying a Fund's futures position and the securities held by or to be purchased for a Fund. Each Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Funds do not intend to use futures transactions for speculation or leverage. Each Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by a Fund. Each Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Funds will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to

24304
                                                         8
market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, each Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions

         Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, each Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

          A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Funds are also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities (Short-Intermediate and Intermediate Term Bond)

         Each Fund may invest in foreign securities or U.S. securities traded in foreign markets. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include future adverse political and economic developments; the possible imposition of withholding taxes on interest or other income; the possible seizure, nationalization, or expropriation of foreign deposits; the possible establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Foreign Currency Transactions (Short-Intermediate and Intermediate Term Bond)

         As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver and receive when the

24304
                                                         9
contract is completed) is fixed when a Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although each Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by each Fund. Each Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

High-Yield Bonds (Short-Intermediate and Intermediate Term Bond)

         Each Fund may invest in high-yield, high-risk bonds. While investment in high-yield bonds provides opportunities to maximize return over time, investors should be aware of the following risks associated with high-yield bonds:

         (1) High-yield bonds are rated below investment grade, i.e., BB or lower by Standard & Poor's Rating Services ("S&P") and Fitch IBCA, Inc. ("Fitch") or Ba or lower by Moody's Investors Service ("Moody's"). Securities so rated are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Short-Intermediate will not invest in bonds rated below B by S&P or Moody's. Intermediate Term Bond may invest in bonds rated CCC by S&P and Fitch and Caa by Moody's. Each Fund may also invest in high-yield, high-risk securities which are unrated or rated under a different system if a Fund's investment advisor believes they are comparable to high-yield securities in which each Fund may otherwise invest.

         (2) The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (3) Their value may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

         (4) Their value, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below-investment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to adverse or positive economic changes or individual corporate developments.

         (5) The secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, which may adversely effect (1) the market price of the security, (2) the Fund's ability to dispose of particular issues and (3) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         The investment advisor considers the ratings of S&P, Moody's and Fitch assigned to various securities, but does not rely solely on these ratings because (1) S&P and Moody's assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same category.

     Zero-coupon Bonds and Payment-in-kind Securities ("PIKS") (All Funds except Capital Preservation)

         Zero-coupon bonds and PIKs involve additional special considerations. For example, zero- coupon bonds pay no interest to holders prior to maturity of interest. PIKs are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, the Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

Illiquid and Restricted Securities

         Each Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when a Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which each Fund has the investment on its books.

         Each Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining a Fund's compliance with the limit on illiquid securities indicated above. In determine the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         Each Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, each Fund may not (1) own more than 3% of the outstanding voting stock of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.

However, each Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as each Fund.

Short Sales

        Each Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. Each Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

                       MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and their principal occupations and some of their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen fund complex.


Name                             Position with Trust       Principal Occupations for Last Five Years
-------------------------------  ------------------------- -----------------------------------------------------------------
Laurence B. Ashkin               Trustee                   Real estate developer and construction consultant;
(DOB: 2/2/28)                                              and President of Centrum Equities and Centrum
                                                           Properties, Inc.

Charles A. Austin III            Trustee                   Investment Counselor to Appleton Partners, Inc.;
(DOB: 10/23/34)                                            former Director, Executive Vice President and
                                                           Treasurer, State  Street Research  & Management Company
                                                           (investment  advice); Director, The Andover Companies
                                                           (Insurance); and Trustee, Arthritis Foundation of New England.

K. Dun Gifford                   Trustee                   Trustee, Treasurer and Chairman of the Finance
(DOB: 10/12/38)                                            Committee, Cambridge College; Chairman Emeritus
                                                           and Director, American Institute of
                                                           Food and Wine; Chairman and President, Oldways Preservation and
                                                           Exchange Trust (education); former Chairman of the Board,
                                                           Director, and Executive Vice President, The London
                                                           Harness Company; former Managing  Partner, Roscommon
                                                           Capital Corp.; former Chief Executive Officer,  Gifford
                                                           Gifts of Fine  Foods; Gifford,  Drescher & Associates
                                                           (environmental consulting)

James S. Howell                  Chairman of the           Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)                   Board of Trustees         the Carolinas; and former Vice President of Lance Inc.
                                                           (food manufacturing).



                                                        12


Name                             Position with Trust       Principal Occupations for Last Five Years
-------------------------------  ------------------------- -----------------------------------------------------------------
Leroy Keith, Jr.                 Trustee                   Chairman of the Board and Chief Executive Officer,
(DOB: 2/14/39)                                             Carson Products Company; Director of Phoenix Total
                                                           Return    Fund    and Equifax, Inc.;
                                                           Trustee of Phoenix Series Fund,  Phoenix
                                                           Multi-Portfolio Fund, and The Phoenix Big
                                                           Edge Series Fund; and former President,
                                                           Morehouse College.

Gerald M. McDonnell              Trustee                   Sales Representative with Nucor-Yamoto, Inc. (steel
(DOB: 7/14/39)                                             producer).

Thomas L. McVerry                Trustee                   Former Vice President and Director of Rexham
(DOB: 8/2/39)                                              Corporation; and former Director of Carolina
                                                           Cooperative Federal Credit Union.

William Walt Pettit              Trustee                   Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson              Trustee                   Vice Chair and former Executive Vice President, DHR
(DOB: 9/14/41)                                             International, Inc. (executive recruitment); former
                                                           Senior Vice President, Boyden International Inc.
                                                           (executive recruitment); and Director, Commerce and
                                                           Industry Association of New Jersey, 411
                                                           International, Inc., and J&M Cumming Paper Co.

Russell A. Salton, III MD        Trustee                   Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                              Services; former Managed Health Care Consultant;
                                                           and former President, Primary Physician Care.

Michael S. Scofield              Trustee                   Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)

Richard J. Shima                 Trustee                   Former Chairman, Environmental Warranty, Inc.
(DOB: 8/11/39)                                             (insurance agency); Executive Consultant, Drake
                                                           Beam   Morin,    Inc. (executive outplacement); \
                                                           Director of Connecticut Natural Gas Corporation,
                                                           Hartford Hospital, Old State House Association,
                                                           Middlesex Mutual Assurance Company, and Enhance Financial
                                                           Services,  Inc.; Chairman,  Board of Trustees, Hartford
                                                           Graduate Center; Trustee, Greater Hartford YMCA; former
                                                           Director, Vice Chairman and Chief Investment Officer,
                                                           The Travelers Corporation; former Trustee,
                                                           Kingswood-Oxford School; and former Managing Director and
                                                           Consultant, Russell Miller, Inc.

William J. Tomko*                President and             Senior Vice President and Operations Executive,
(DOB: 8/30/58)                   Treasurer                 BISYS Fund Services.



                                                        13




Name                             Position with Trust       Principal Occupations for Last Five Years
-------------------------------  ------------------------- -----------------------------------------------------------------
Bryan Haft*                      Vice President            Team Leader, Fund Administration, BISYS Fund
(DOB: 1/23/65)                                             Services.

Michael H. Koonce                Secretary                 Senior Vice President and Assistant General Counsel,
(DOB: 4/20/60)                                             First Union Corporation; former Senior Vice President
                                                           and General Counsel, Colonial Management
                                Associates, Inc.




*Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001

Trustee Compensation

          Listed  below  is  the   estimated   Trustee   compensation   for  the
twelve-month period ended June 30, 1998. The Trustees do not receive retirement benefits from the Trust.


                           COMPENSATION TABLE


                              Aggregate            Total Compensation
                              Compensation         From Registrant And
                              From                 Fund Complex Paid To
Name Of Person                Registrant           Directors
Laurence B. Ashkin            $4,271               $66,144
Charles A. Austin             $4,554               $52,517(a)
K. Dun Gifford                $4,174               $49,196
James S. Howell               $5,981               $96,969(b)
Leroy Keith Jr.               $4,400               $50,676
Gerald M. McDonnell           $5,413               $84,950(c)
Thomas L. McVerry             $5,557               $90,700(d)
William Walt Pettit           $4,937               $77,625(e)
David M. Richardson           $4,458               $48,970
Russell A. Salton, III        $5,127               $86,050(f)
Michael S. Scofield           $5,308               $81,981(g)
Richard J. Shima              $4,768               $63,234

(a) $5,700 of this amount payable in later years as deferred  compensation.
(b) $74,044 of this  amount  payable in later years as  deferred  compensation.
(c) $84,950 of this  amount  payable in later years as  deferred  compensation.
(d) $90,700 of this  amount  payable in later years as  deferred  compensation.
(e) $77,625 of this  amount  payable in later years as  deferred  compensation.
(f) $86,050 of this  amount  payable in later years as  deferred  compensation.
(g) $23,320 of this amount payable in later years as deferred compensation.

                         PRINCIPAL HOLDERS OF FUND SHARES

         As of the date of this SAI, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of a Fund's outstanding shares as of September 30, 1998:



Short-Intermediate - Class A
None
Short-Intermediate - Class B
MLPF&S For the Sole Benefit of Its         5.474%
Customers
Attn: Fund Administration #97H43
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Short-Intermediate - Class C
MLPF&S For the Sole Benefit of Its         23.956%
Customers
Attn: Fund Administration #97H43
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Donaldson Lufkin & Jenrette                12.915%
Securities Corporation
P.O. Box 2052
Jersey City, NJ 07303-2052
FUBS & Co FEBO                             5.296%
Rachel W. Fort
Edward C. Fort
2737 Stockton St.
Winston Salem, NC 27127
First Union Brokerage Services             7.488%
Rivero Gordimer & Co. PA
Ceasar Rivero & Richard Gordimer
2203 N. Lois Ave.
Tampa, FLA 33607

Short-Intermediate - Class Y
First Union National Bank                  44.437%
Trust Accounts
Attn Ginny Batten
11th Fl CMG-151 301 S Tryon St Charlotte, NC 28288
First Union National Bank                  54.379%
Trust Accounts
Attn Ginny Batten
11th Fl CMG-151 301 S Tryon St Charlotte, NC 28288
Intermediate Term Government - Class A
Charles Schwab & Co., Inc.                 16.817%
Speccial Custody Acct./FBO
Exclusive
Benefit of Customers/Reinvest Acct.
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
Intermediate Term Government - Class B
MLPF&S For the Sole Benefit of Its         23.708%
Customers
Attn: Fund Administration #97A19
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
First Union Brokerage Services             8.614%
Eleanor Y.  Lind
609 Four Bays Drive
Nokomis, FLA 34275-3009
Virginia E. Casper                         5.333%
5871 Jeffries Ranch Road
Oceanside, CA 92057
FUBS & Co., FEBO                           5.274%
Carmela N. Woodruff
1 College Lane
Brevard, NC 28712
First Union Brokerage Services             5.228%
Frances E. Clyma Rev. Trust
11381 Prosperity Farms Rd.
Palm Beach Gardens, FLA 33410-
3455

Intermediate Term Government - Class C
Donaldson Lufkin & Jenrette                55.791%
Securities Corporation
P.O. Box 2052
Jersey City, NJ 07303-2052
MLPF&S For the Sole Benefit of Its         44.209%
Customers
Attn: Fund Administration #97A20
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Intermediate Term Government - Class Y
First Union National Bank                  59.601%
Trust Accounts
Attn: Ginny Batten
301 South Tryon S.t
Charlotte, NC 28202-1910
First Union National Bank                  37.449%
Trust Accounts
Attn: Ginny Batten
301 South Tryon S.t
Charlotte, NC 28202-1910
Capital Preservation - Class A
MLPF&S For the Sole Benefit of Its         34.332%
Customers
Attn: Fund Administration #97A20
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Raymond James & Asociates, Inc.            6.341%
For Elite Account
FAAO Ted Murray
Special Account 2 Service Account
2500 Tanglewilde Sst.
Houston, TX 77063
Smith Barney, Inc.                         6.052%
388 Greenwich St.
New York, NY 10013

Capital Preservation - Class B
MLPF&S For the Sole Benefit of Its         13.612%
Customers
Attn: Fund Administration #98296
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Capital Preservation - Class C
MLPF&S For the Sole Benefit of Its         14.834%
Customers
Attn: Fund Administration #97TW1
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
ANECA Federal Credit Union                 6.125%
c/o Rick Holland
P.O. Box 21734
Shreveport, LA 71151
St. Ann's Catholic Church                  5.191%
Attn: Fr. Peter McKenna
P.O. Box 256
LaVernia, TX 78121-0256
Intermediate Term Bond- Class A
None

Intermediate Term Bond - Class B
MLPF&S For the Sole Benefit of Its         10.092%
Customers
Attn: Fund Administration #97TU7
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484

Intermediate Term Bond - Class C
NFSC FEBO                                  6.56%
Center For the Advancement of HLT
Rena Convissor
2000 Florida Ave. NW
Washington, DC 20009-1231
MLPF&S For the Sole Benefit of Its         27.284%
Customers
Attn: Fund Administration #98295
4800 Deer Lake Dr E 2nd Fl
Jacksonville, FL 32246-6484
Intermediate Term Bond - Class Y
First Union National Bank                  70.510%
Trust Accounts
Attn: Ginny Batten
301 South Tryon S.t
Charlotte, NC 28202-1910
First Union National Bank                  28.959%
Trust Accounts
Attn: Ginny Batten
301 South Tryon S.t
Charlotte, NC 28202-1910


                    INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS

         The investment advisor to each Fund is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered at 301 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

         The investment advisor to Short-Intermediate and Intermediate Term Government is the Capital Management Group of First Union National Bank ("FUNB"), located at 201 South College Street, Charlotte, North Carolina 28288-0630. The investment advisor is entitled to receive from Short-Intermediate and Intermediate Term Government an annual fee equal to 0.50% and 0.60%, respectively, of the Fund's average daily net assets.

         The investment advisor to Capital Preservation and Intermediate Term Bond is Evergreen Investment Management Company ("EIMC"). The investment advisor is entitled to receive from each Fund an annual fee equal to 2.0% of each Fund's gross dividend and interest income plus 0.50% of the first $100 million of the aggregate net asset value of each Fund's shares, plus 0.45% of the next $100 million, plus 0.40% of the next $100 million, plus 0.35% of the next $100 million, plus 0.30% of the next $100 million, plus 0.25% of amounts over $500 million.

Advisory fees are computed as of the close of business each business day and payable monthly.

INVESTMENT ADVISORY AGREEMENTS

         On behalf of each if its Funds, the Trust has entered into an investment advisory agreement with the investment advisor (the "Advisory Agreements"). Under the Advisory Agreements, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the appropriate Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services. Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees of the Trust (Trustees who are not interested persons of a Fund, as defined in the 1940 Act); (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan (defined below) (as applicable) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of each Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for each Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of such Fund. (See also the section entitled "Financial Information.")

         Each Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of each Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. Each Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit a Fund to buy or sell securities from another investment company for which a subsidiary of First Union is an investment advisor. The Rule 17a-7 Procedures also allow the Funds to buy or sell securities from other advisory clients for whom a subsidiary of First Union is an investment advisor. The Funds may engage in such transaction if they are equitable to each participant and consistent with each participant's investment objective.

DISTRIBUTOR

     Evergreen Distributor, Inc. (the "Distributor") markets the Funds through broker-dealers and other financial representatives. Its address is 125 W. 55th Street, New York, NY 10019.

DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid at least monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         The National Association of Securities Dealers, Inc. ("NASD") limits the amount that a mutual fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder services fees. The NASD also limits the aggregate amount that a Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the distribution plan, plus interest at the prime rate plus 1.00% on such amounts remaining unpaid from time to time.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B shares, and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         Each Advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder- related administrative service and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares (as applicable). The Plans are designed to (I) stimulate brokers to provide distribution and administrative support services to each Fund and holders of such Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to a Fund and holders of such Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding such Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as a Fund reasonably requests for its Class A, Class B and Class C shares, as applicable.

         FUNB or its affiliates may finance the payments made by the Distributor to compensate broker/dealers or other persons for distributing shares of a Fund.

          In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of a Fund, (I) no distribution fees (other than current amounts accrued but not yet paid) would be owed by a Fund to the Distributor with respect to that class or classes, and (ii) a Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution service fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of a Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (I) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or
(ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, a Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment. (See also the section entitled "Financial Information.")


ADDITIONAL SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to Short-Intermediate and Intermediate Term Government, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund based on the total assets of all mutual funds administered by EIS for which any affiliate of FUNB serves as investment advisor, as follows: 0.050% on the first $7 billion; 0.035% on the next $3 billion; 0.030% on the next $5 billion; 0.020% on the next $10 billion; 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.

EIS also provides facilities, equipment and personnel to Capital Preservation and Intermediate Term Bond on behalf of their advisor and is reimbursed by the Funds for its services.

Transfer Agent

        Evergreen Service Company ("ESC"), a subsidiary of First Union, is the Funds' transfer agent. The transfer agent issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Independent Auditors

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, audits the annual financial statements of each Fund.

Custodian

        State Street Bank and Trust Company is the Funds' custodian. The bank keeps custody of each Fund's securities and cash and performs other related duties. The custodian's address is P.O.
Box 9021, Boston, Massachusetts 02110.

Legal Counsel

     Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

                                     BROKERAGE

         Due to regulatory developments affecting the securities exchanges and brokerage practices, the Board of Trustees may modify or eliminate any of the following policies.

BROKERAGE COMMISSIONS

         Each Fund expects to buy and sell its fixed income securities directly from the issuer or an underwriter or market maker for the securities. Generally, each Fund will not pay brokerage commissions for such purchases. When a Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

SELECTION OF BROKERS

         When buying and selling portfolio securities, each investment advisor seeks brokers who can provide the most benefit to the Fund or Funds for which a trade is being made. When selecting a broker, an investment advisor primarily will look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         Under each Advisory Agreement, each Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to an investment advisor do not replace, but supplement, the services an investment advisor is required to deliver to a Fund under the Advisory Agreement. It is impracticable for an investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, an investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

SIMULTANEOUS TRANSACTIONS

         Each  investment   advisor  makes  investment   decisions  for  a  Fund
independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for an investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. Each investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Funds, but the ideal price or trading volume may not always be achieved for an individual Fund. In order to take advantage of the availability of lower purchase prices, the Funds may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.


                                TRUST ORGANIZATION

FORM OF ORGANIZATION

        Each Fund is a series of an open-end management investment company, known as "Evergreen Fixed Income Trust". The Trust was formed as a Delaware business trust on September 18, 1997 pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust"). A copy of the Declaration of Trust is on file at the SEC as an exhibit to the Trust's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of each Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of each Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Distributor, broker-dealers that have entered into special agreements with the Distributor or certain other financial institutions. Each Fund offers three or four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Class A Shares

        With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. See also the section in this SAI entitled "Financial Information" for an example of the method of computing the offering price of Class A shares.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

Class B Shares

         The Funds offer Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

 REDEMPTION TIMING                                                CDSC RATE

 Month of purchase and the first twelve-month
          period following the month of purchase....................5.00%
 Second twelve-month period following the month of purchase........ 4.00%
 Third twelve-month period following the month of purchase..........3.00%
 Fourth twelve-month period following the month of purchase.........3.00%
 Fifth twelve-month period following the month of purchase..........2.00%
 Sixth twelve-month period following the month of purchase..........1.00%
 Thereafter.........................................................0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.)

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Distributor. The Funds offer Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 12 months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset, EIMC, Meridian Investment Company or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

CONTINGENT DEFERRED SALES CHARGE

         The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans and Agreements," above). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by NASD, paid to the Distributor or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class A Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

Combined Purchases

        You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 2.50% of the offering price, rather than 3.25%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which include father and mother, sisters and brothers, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisors;

         4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to master accounts of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, the Distributor, any broker-dealer with whom the Distributor has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers' written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under a Systematic Income Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

CALCULATION OF NET ASSET VALUE PER SHARE ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

         Current values for a Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded on a national securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than 60 days for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in 60 days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (5) Short-term investments maturing in more than 60 days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

         (6) Securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectuses, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                            PRINCIPAL UNDERWRITER

         The Distributor is the principal underwriter for the Trust and with respect to each class of each Fund. The Trust has entered into a Principal Underwriting Agreement ( "Underwriting Agreement") with the Distributor with respect to each class of each Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by the Distributor are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Trust and the Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Trust is not liable to anyone for failure to accept any order.

         The Distributor has agreed that it will, in all respects, duly comply with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                          ADDITIONAL TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT
COMPANY

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RICs") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

TAXES ON DISTRIBUTIONS

         Distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net investment income plus net realized short-term capital gains, if any). Each Fund anticipates that its dividends will not qualify for the 70% dividends-received deduction for corporations. Each Fund will inform shareholders of any amounts that so qualify.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders. For federal tax purposes, shareholders must include such distributions when calculating their long-term capital gains. Distributions of long-term capital gains are taxable as such to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by a Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder must pay taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         Each shareholder should consult his or her own tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and a Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on a Fund's investments. The shareholder will be entitled, however, to take the amount of such foreign taxes withheld as a credit against his or her U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his or her gross income, if that should be to his or her advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he or she would have received if he or she had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

OTHER TAX CONSIDERATIONS

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                            FINANCIAL INFORMATION

Expenses

         The tables below show the total dollar amounts paid by each Fund for services rendered during the fiscal years or periods specified. For more information on specific expenses, see "Investment Advisory and Other Services," "Distribution Plans and Agreements," "Principal Underwriter" and "Purchase, Redemption and Pricing of Shares."


1998 Fund Expenses

                                                                                               Total             Underwriting
                                             Class A        Class B           Class C          Underwriting      Commissions
Fund                     Advisory  Fees      12b-1 Fees     12b-1 Fees        12b-1 Fees       Commissions       Retained
======================== =================== ============== ================  ================ ================  ================
Short-Intermediate       $1,976,366          $16,363        $212,701          $10,110          $22,935           $2,549
Intermediate Term
Government               $668,939            $71,906        $7,899            $1,131           $1,930            $267
Capital Preservation     $307,654(1)         $33,973        $290,982          $40,971          $74,609           $0
------------------------ ------------------- --------------                                    ----------------  ----------------
Intermediate Term        $574,715 (2)        $120,529       $109,116          $66,780          $13,855           $0
Bond
======================== =================== ============== ================  ================ ================  ================

(1) Of this amount, $212,054 was waived by the Advisor (2) Of this amount, 285,486 was waived by the Advisor




23375
                                                        33

1997 Fund Expenses
                                             Total             Underwriting
                                             Underwriting      Commissions
Fund                     Advisory  Fees      Commissions       Retained
======================== =================== ================  ================
Short-Intermediate       $1,998,063          $52,484           $6,833
Intermediate Term
Government               $546,941(1)         $522              $77
Capital Preservation     $284,977(2)         $305,542          $244,211
------------------------ ------------------- ----------------  ----------------
Intermediate Term        $987,044(3)         $3,201            $504
Bond
======================== =================== ================  ================


(1) Of this amount, $73,557 was waived by the Advisor (2) Of this amount, $245,255 was waived by the Advisor (3) Of this amount, $5,480 was waived by the Advisor


1996 Fund Expenses
                                             Total             Underwriting
                                             Underwriting      Commissions
Fund                     Advisory  Fees      Commissions       Retained
======================== =================== ================  ================
Short-Intermediate       $1,951,949          $74,999           $9,560
IntermediateTerm
Government               $506,065(1)(2)      $0                $0
Capital Preservation     $493,147 (3)(4)     $490,274(5)       $397,085
------------------------ ------------------- ----------------  ----------------
Intermediate Term        $ 600,081(6)(7)     $0                $0
Bond
======================== =================== ================  ================

(1) Ten-month period ended 6/30/96 (2) Of this amount, $61,160 was waived by the Advisor (3) Nine-month period ended 9/30/96 (4) Of this amount, $341,016 was waived by the Advisor (5) Year ended 9/30/96 (6) Ten-month period ended 6/30/96
(7) Of this amount, $64,983 was waived by the Advisor


23375
                                                        34

Brokerage Commissions Paid

     Below are brokerage commissions paid by each Fund for the last three fiscal years or periods.


Fund                           1998                1997               1996
======================  =================== =================== ===============
Short-Intermediate            $10,667               $0                  $0
Intermediate Term               $0                  $0                 $0
Government
Capital Preservation            $0                  $0                 $0
----------------------  ------------------- ------------------- ---------------
Intermediate Term               $0                  $0                 $0
Bond
======================  =================== =================== ===============

PERFORMANCE

Total Return

         Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. All dividends and distributions are added to the initial investment, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The annual total returns for each Fund (including applicable sales charges) as of June 30 30, 1998 are as follows:


                                                   Ten Years
                                                    or Since    Inception
                         One Year      Five Years  Inception      Date
Short-Intermediate
   Class A                 3.60%          4.59%      7.14%       1/28/89
   Class B                 1.11%          4.09%      4.68%       1/25/93
    Class C                5.11%           N/A       5.83%       9/6/94
    Class Y                 N/A           5.42%      7.04%       1/4/91


23375
                                                        35

                                                      Ten Years or
                                                          Since     Inception
                              One Year    Five Years    Inception     Date
Intermediate Term Government
   Class A                      4.05%         N/A         5.37%      5/2/95
    Class B                     1.57%         N/A         2.77%      2/9/96
   Class C                      5.57%         N/A         5.62%      4/10/96
    Class Y                      N/A         5.08%        6.09%      11/1/91
Capital Preservation
    Class A                     1.82%         N/A         6.67%     12/30/94
    Class B                    (0.54)%       4.09%        4.45%      7/1/91
    Class C                     5.67%        4.50%        4.55%      2/1/93
Intermediate Term Bond
-----------------------------------------------------------------------------
    Class A                     5.28%        5.27%        6.43%      2/13/87
-----------------------------------------------------------------------------
    Class B                     2.89%        4.84%        5.37%      2/1/93
-----------------------------------------------------------------------------
    Class C                     7.01%        5.18%        5.52%      2/1/93
-----------------------------------------------------------------------------
    Class Y                      N/A          N/A         2.58%      1/26/98
=============================================================================


Yield

       From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                  YIELD = 2[(a-b+1)6-1]
                                  cd
Where a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period


23375
                                                        36

         Below are each Fund's yields for the 30-day period ended June 30, 1998:



Fund                      Class A   Class B  Class C   Class Y
========================= ========  =======  ========  ========
Short-Intermediate        5.56%      4.83%    4.83%      5.85%
Intermediate Term         5.16%      4.39%    4.39%      5.39%
Government
Capital                   5.13%      4.38%    4.37%       N/A
Preservation
Intermediate Term         5.50%      4.94%    4.94%      5.94%
Bond
========================= =======  ========  =======   =========

       Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported n a Fund's financial statements.

       Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in a Fund's investment portfolio, portfolio maturity, operating expenses and market conditions.

        It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Non-Standardized Performance

       In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent 12 months. This total return information is computed as described under "Total Return" above except that no annualization is made.

Financial Statements

       The audited financial statements and the Independent Auditor's Reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121.

24488
                                                        37

                       ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectuses or required by law, each Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

        No dealer, salesperson or other person is authorized to give any information or to make any representation not contained in a Fund's prospectuses, SAI or in supplemental sales literature issued by such Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         Each Fund's prospectuses and SAI omit certain information contained in the Trust's Registration Statement, which you may obtain for a fee from the SEC in Washington, D.C.



24488
                                                        38

                                  APPENDIX A

                          S&P AND MOODY'S BOND RATINGS

S&P Bond Ratings

   An S&P bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

   The ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of default and capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

   2.    Nature of and provisions of the obligation; and

   3. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

   S&P bond ratings are as follows:

   1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

   3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Bond Ratings

Moody's ratings are as follows:

   1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

   3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

   6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   8. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

   9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                   MONEY MARKET INSTRUMENTS

   Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Commercial Paper

   Commercial paper will consist of issues rated at the time of purchase A-1, by S&P, or Prime-1 by Moody's or F-1 by Fitch; or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P or Fitch, or will be determined by a Fund's investment advisor to be of comparable quality.

A.       S&P Ratings

   An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

   1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

   2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       Moody's Ratings

   The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

   1. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

   1)    leading market positions in well-established industries;

   2)    high rates of return on funds employed;

   3) conservative capitalization structures with moderate reliance on debt and ample asset protection;

   4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

   5) well established access to a range of financial markets and assured sources of alternate liquidity.

   In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.


FITCH BOND RATINGS

Fitch's ratings are as follows:

   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

   BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

   Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.
   NR:  Indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

   Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

   FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raise or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

   Rating Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

   Speculative Grade Bond Ratings BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C:  Bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

   Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Short-Term Ratings

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

   F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

   F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

   F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

     LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.



24388
                                                        A-6




                                                    Evergreen

                                                    Long Term
                                                    Bond Funds
April 30, 1998
Annual Report


                                              (Photo appears here of cars,
                                                     buildings, clocks)
(Evergreen Funds (SM) since 1932
logo appears here)

                               Table of Contents




Letter to Shareholders ...................   1
Evergreen Diversified Bond Fund
   Fund at a Glance ......................   2
   Portfolio Manager Interview ...........   3
Evergreen High Yield Bond Fund
   Fund at a Glance ......................   6
   Portfolio Manager Interview ...........   7
Evergreen Strategic Income Fund
   Fund at a Glance ......................   9
   Portfolio Manager Interview ...........  10
Evergreen U.S. Government Fund
   Fund at a Glance ......................  13
   Portfolio Manager Interview ...........  14


Financial Highlights
   Evergreen Diversified Bond Fund .......  16
   Evergreen High Yield Bond Fund ........  19
   Evergreen Strategic Income Fund .......  22
   Evergreen U.S. Government Fund ........  25
Schedules of Investments
   Evergreen Diversified Bond Fund .......  27
   Evergreen High Yield Bond Fund ........  33
   Evergreen Strategic Income Fund .......  38
   Evergreen U.S. Government Fund ........  43
Statements of Assets and Liabilities .....  44
Statements of Operations .................  45
Statements of Changes in Net Assets ......  47
Combined Notes to Financial
 Statements ..............................  50
Independent Auditors' Report:
   KPMG Peat Marwick LLP .................  60
Additional Information (Unaudited) .......  61

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $47 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


   Mutual Funds:
   ARE NOT FDIC INSURED   May lose value o Are not bank guaranteed


                          Evergreen Distributor, Inc.
Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc. Copyright 1998.

                            Letter to Shareholders


                                   June 1998


                                Dear Shareholders:


(Photo of William M.Ennis       It has been an extraordinarily unusual and
appears here)                   rewarding time to be invested in Evergreen Long
                                Term Bond Funds. The fiscal year that ended on
                                April 30, 1998 was truly remarkable, with
                                strong performance posted both by high
William M. Ennis                grade, government-oriented bond funds
Managing Director               and by corporate bond funds.


Ideal Conditions
During the year, the U.S. economy grew at a very healthy rate, with gross domestic product increasing at an annualized rate of more than 3%. Normally, that is very good for corporate bond funds, especially higher yielding funds that invest in lower-rated securities. In fact, the Merrill Lynch High Yield Index rose by 14.01% for the period.

Usually, when economic growth is strong, inflationary pressures rise and interest rates tend to jump. This hurts the performance of higher grade fixed income securities, especially government bonds, as their prices tend to decline as interest rates rise. This didn't happen over the 12 months, however. Inflation did not appear as a problem. In addition, the first federal budget surplus in 29 years reduced the need for new federal borrowing, which lowered the interest rates of new bonds and contributed to higher bond prices for older bonds with higher "coupons." Interest rates fell significantly, with the 30-year Treasury Bond leading the decline, dropping from 6.96% to 5.95%. That meant strong performance by government bonds, with the Lehman Brothers Government Bond Index rising by 11.05%.

Despite inevitable periods of short-term market corrections, it has been a year when even the bad news has often been good news for the U.S. bond market. Uncertainty abroad -- particularly the Asian financial and currency crisis -- has tended to increase the relative attractiveness of the U.S. currency and the relative safety of dollar-based bonds.


Looking Ahead


While our economic outlook does not foresee any immediate problems, shareholders should be mindful that the investment environment is continually changing. In particular, the economic and currency crisis in Asia could slow down the growth of the U.S. economy and have an impact on corporate bonds. We do not see this possibility as cause for alarm, particularly in light of the economic health of Western Europe acting somewhat as a counter-force. We do think it is important, however, to remind shareholders of these possibilities and that the most successful investors are those who adhere to a consistent long-term strategy through changing economic conditions.

At Evergreen Funds, we are committed to providing a strong array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances.

We can assist by providing the information you need about Evergreen mutual funds. If you have any questions about the Evergreen Long Term Bond Funds or other Evergreen Funds, we encourage you to consult your financial advisor or call us at 800-343-2898.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

(Signature of William M. Ennis appears here)

William M. Ennis
Managing Director
Evergreen Funds

                                   EVERGREEN
                             Diversified Bond Fund
                     Fund at a Glance as of April 30, 1998

We underweighted
government bonds and
tended to emphasize
corporate bonds, with some
international investments.

           Portfolio
           Management
----------------------------------------
(Photo of Christopher Conkey, CFA appears here)


   Christopher Conkey,CFA
    Tenure: January 1994


            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE


(Table with cube-shaped blocks appears below showing medium quality and intermediate duration.)

Duration            Quality
   Short              High
   Int                Med
   Long               Low


                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Fixed-Income Style Box placement is
                                   based on a fund's average effective maturity or duration and the average credit rating of the bonds within the portfolio.

                                   Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                                 Class B
Inception Date               9/11/35
 .......................................
Average Annual Returns
 .......................................
1 year with sales charge        7.78%
 .......................................
1 year w/o sales charge        12.78%
 .......................................
3 years                         8.22%
 .......................................
5 years                         6.34%
 .......................................
10 years                        7.61%
 .......................................
Since Inception                 6.99%
 .......................................
Maximum Sales Charge            5.00%
                                CDSC
 .......................................
30-day SEC Yield                5.46%
 .......................................
12-month dividends per share $ 0.91
 .......................................

*Adjusted for maximum sales charge.
The Fund's Class A, C, and Y shares were introduced in 1998 and have no historical performance to quote.



--------------------------------------------------------------------------------
                               LONG TERM GROWTH
(Plot Points appear below for Long Term Growth chart)

                    4/88      4/90      4/92      4/94      4/96      4/98
Class B Shares     10,000    10,721    13,289    15,490    16,938    20,828
LBABI              10,000    11,769    15,048    17,189    20,040    23,785
CPI                10,000    11,008    11,913    12,587    13,337    13,877






Comparison of a $10,000 investment in Evergreen Diversified Bond Fund, Class B shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Aggregate Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through April 30, 1998.

                                   EVERGREEN
                             Diversified Bond Fund
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform for the fiscal
     year?


     The Fund did very well. The Evergreen Diversified Bond Fund's Class B shares had a total return of 12.78% for the 12-month period ending April 30, 1998, unadjusted for any applicable sales charge. By comparison, the Lehman Brothers Aggregate Bond Index had a return of
     10.91% for the same period.
Portfolio Characteristics
-------------------------


       Total Net Assets                                     $571,688,894

       Average Credit Quality                                          A

       Average Maturity                                       12.7 years

       Average Duration                                        5.8 years

--------------------------------------------------------------------------------
     What was the investment environment
     like during the 12 months?


     It was a great environment for bonds for two principal reasons: interest rates fell and the economy continued to grow. The yield on the 30-year Treasury Bond declined nearly 1%, from 6.96% to 5.95%. Short-term rates also fell, but not by as much. The yield on one-year Treasury Bills dipped from 5.89% to 5.38%. This meant it was a very positive environment for bond prices, because when interest rates fall, bond prices generally rise. We also had a healthy economic environment. Typically, interest rates decline when an economy slows; however, this was an unusual period in which interest rates fell despite a growing economy in which corporate profits rose at a healthy pace.


     Two key factors occurred to create this favorable backdrop for bond investing. The first was that we had very low inflation in the face of relatively strong growth. This low inflation was caused by the strength of the U.S. dollar versus other currencies, very low commodity prices worldwide and continued restraint in wage growth. The second factor was a significant change in the federal budget. In 1998, we are expected to have the first budget surplus since 1969. Several factors helped, including the tax increases passed in the early 1990s and the large increases in capital gains tax payments as investors took some of the significant gains from stock market investments. As a result, the Treasury has had less reason to borrow, which has meant lower interest rates on newer bonds and higher prices on existing bonds.


     It is unusual when both interest rate risk, as reflected in government bonds, and credit risk, as reflected in corporate bonds, are rewarded at the same time. This phenomenon occurred during the year; we had a healthy economy and declining interest rates, so high grade, government bonds and lower grade corporate bonds both did very well.



     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
     (as a percentage of net assets)

(Pie chart appears below illustrating the following amounts:)

Corporate Bonds - 51.8%
Collateralized Mortgage Obligations - 17.8%
Foreign Corporate Bonds - 16.3%
U.S. Treasury Obligations - 7.5%
Other Investments and
Other Assets and Liabilities (net) - 6.6%

--------------------------------------------------------------------------------
     What contributed to the strong performance of the Fund relative to market indexes?


     We underweighted government bonds and tended to emphasize corporate bonds, with some international investments. We maintained our weighting in U.S. Treasuries at 10% or less. In fact, Treasuries accounted

                                   EVERGREEN
                             Diversified Bond Fund
                          Portfolio Manager Interview

     for just 7.5% of net assets at the close of the fiscal year on April 30.


     We had a higher sensitivity to changing credit conditions, with a majority of assets in corporate bonds. Healthy corporate profits increased the value of corporate bonds. In investment grade bonds, the highest concentration was in the finance sector because of our outlook for lower interest rates. Banks tend to do well as interest rates decline. In addition, consolidation among banks improved the credit quality of bank-issued debt. We also had significant investments in bonds from securities firms. These companies were very profitable during a period when the capital markets flourished.


     At the close of the period, 23% of the Fund's net assets was invested in high yield securities. We focused on the higher credit quality sector of the high yield universe, with most holdings rated BB or B. Our investments in industrial bonds, emphasized telecommunications, cable and media. Companies in these non-cyclical industries tend to be relatively less affected by changes in the business cycle, so the value of their bonds is less volatile and more stable than the bonds from more cyclical companies.


     --------------------------------------------------------------------
                           PORTFOLIO CREDIT QUALITY
     (as a percentage of portfolio assets)

(Pie chart illustrating the following amounts appears below:)

A - 25.1%
B - 19.2%
BBB - 16.2%
BB - 15.8%
AA - 14.8%
AAA - 6.2%
Not Rated - 2.7%

--------------------------------------------------------------------------------
     What were your primary strategies that
     helped the strong performance?


     In addition to emphasizing corporate bonds and de-emphasizing Treasuries, we maintained overall credit quality at about the same level, with average credit quality at A at the end of the period. As interest rates declined, we decreased interest rate sensitivity somewhat. At the close of the fiscal period, duration was 5.8 years and average weighted maturity was
     12.7 years.


     We decreased mortgage-backed securities somewhat, because mortgages typically do not perform as well when interest rates decline. At the close of the fiscal period, collateralized mortgage-backed securities were 18% of net assets. Within the mortgage sector, we looked at structure, or the extent to which securities can be called back by their issuers. We tended to invest in mortgages with call protection, meaning that they could not be recalled for specified periods of time. Specifically, we invested in commercial, mortgage-backed securities that normally feature principal pay-down, lock-out provisions.


     We also increased our emphasis on foreign bonds, to about 16% of net assets. Our largest commitment was to mortgage securities from Denmark, 6% of net assets. We found these bonds very attractive on both a total return and current yield basis. We also maintained positions in securities from the Republic of Greece (2%), seeking to benefit from the tighter fiscal and monetary policies being implemented to prepare that nation to join the European Monetary Union in 2002. The Fund also had telecommunications industry bonds from Latin America and Canada.


     All the foreign investments were hedged to protect against currency risk, with the exception of the Greek securities because that nation's currency was recently devalued and has the potential to strengthen against other currencies.

                                   EVERGREEN
                             Diversified Bond Fund
                          Portfolio Manager Interview

--------------------------------------
     The financial and currency crisis in Asia was a major event in the world economy during the past year. What effect has that had on the bond market in the United States?


     The immediate impact, during the first half of 1998, has been positive in the United States. The Asian financial crisis has caused lower interest rates and pushed inflation down. This has been a boon to the American consumer; however, I am not as sanguine for the rest of the year. I think the Asian situation will cause a weakening of the manufacturing sector in the United States and a slowdown in economic growth. Asian products will become more competitive in international trade, but Asia will be importing less from the United States.


     This slowing effect will be offset, to a certain extent, by the effects of the economic recovery in Europe, but, Asia will have an impact. Investors should not be lulled into complacency by the positive things that have happened, because there may be some longer-term negatives.

--------------------------------------
     What is your outlook?


     We expect economic growth may slow during the second half of the year as a result of the impact from Asia mentioned above. We don't expect recession, however; rather, annualized growth in Gross Domestic Product in the United States may decline from 4% to about 2%. Corporate profit margins may narrow, and inflation should stay low. We also believe investors will continue to be pleased by announcements from Washington about the size of the Treasury surplus. Within this environment, it is possible for interest rates to fall some more.


     The slower economic growth and lower profit margins, however, have the potential to increase the risk of investing in corporate bonds. Given this scenario, the Fund may decrease its commitment to corporate bonds, especially high yield bonds. The Fund's high yield bonds currently are concentrated in non-cyclical industries, so they should not be as affected by slowing economic growth as bonds from more cyclical industries. We believe the Fund is well structured for this outlook of potentially slowing economic growth.

  Please note that we changed the fiscal year end of the Diversified Bond Fund from August 31 to April 30. The next report for this Fund will be the semiannual report as of October 31, 1998 which will mail by the end of December 1998.

                                   EVERGREEN
                              High Yield Bond Fund
                     Fund at a Glance as of April 30, 1998

We selected top-performing companies primarily in the U.S., within industries that we believed had the best growth prospects and would benefit from the stock market's strength.
             Portfolio
            Management
----------------------------------------

(Photo of Prescott B. Crocker, CFA
appears below)

 Prescott B. Crocker, CFA
  Tenure: February 1997


            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE


(Table with cube-shaped blocks appears below showing low quality and intermediate duration)

Duration            Quality
   Short              High
   Int                Med
   Long               Low


                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Fixed-Income Style Box placement is
                                   based on a fund's average effective maturity or duration and the average credit rating of the bonds within the portfolio.

                                   Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*

                                 Class B
Inception Date               9/11/35
 .......................................
Average Annual Returns
 .......................................
1 year with sales charge       12.02%
 ......................................
1 year w/o sales charge        17.02%
 .......................................
3 years                         9.83%
 .......................................
5 years                         7.42%
 .......................................
10 years                        7.57%
 .......................................
Since Inception                 8.52%
 .......................................
Maximum Sales Charge            5.00%
                                CDSC
 .......................................
30-day SEC Yield                6.42%
 .......................................
12-month dividends per share $ 0.33
 .......................................

*Adjusted for maximum sales charge.
The Fund's Class A, C, and Y shares were introduced in 1998 and have no historical performance to quote.



--------------------------------------------------------------------------------
                               LONG TERM GROWTH
(Plot points appear below for Long Term Growth chart)

                    4/88      4/90      4/92      4/94      4/96      4/98
Class B Shares     10,000    9,498     12,177    16,089    16,227    20,738
LBABI              10,000   11,769     15,048    17,189    20,040    23,785
MLHYMI             10,000   11,018     15,611    19,609    24,442    31,094
CPI                10,000   11,008     11,913    12,587    13,337    13,877


Comparison of a $10,000 investment in Evergreen High Yield Bond Fund, Class B shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Aggregate Bond Index and the Merrill Lynch High Yield Master Index are unmanaged indices and do not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through April 30, 1998.

Although the Fund's yield may be significantly higher than that of other fixed income funds that purchase higher rated securities, it is generally based upon greater risk of share price decline.

                                   EVERGREEN
                             High Yield Bond Fund
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     period?


     The Fund's Class B shares produced a total return of 17.02%, unadjusted for any sales charge, during the twelve months ended April 30, 1998. This compares favorably with both the Chase High Yield Index at 14.81% and the Lehman Brothers Aggregate Bond Index at 10.91%, for the same period. We were particularly pleased with the Fund's performance versus these indices, because unlike a mutual fund, an index incurs no operating expenses.

Portfolio Characteristics
-------------------------


       Total Net Assets                                     $518,488,574

       Average Credit Quality                                          B

       Average Maturity                                        8.2 years

       Average Duration                                        4.7 years

--------------------------------------------------------------------------------
     What was the environment like for high
     yield bonds over the past twelve months?


     The environment remained extremely positive. High yield bond prices rose on news of a rising equity market, a favorable economy and interest rate climate, along with positive events such as mergers and acquisitions, and strong demand.


     The sharp rise in stock prices was very favorable for high yield bonds because of the strong correlation between the two markets. Much like stocks, high yield bonds are more sensitive to credit developments within the issuing company rather than interest rate movement, which drives the performance of higher-rated bonds. The combination of steady economic growth and low inflation provided an atmosphere that enabled companies to improve from a credit standpoint, reducing the risk that accompanies investing in lower-rated securities.


     1 Source: Chase Securities, Inc. (CSI)

     As a consequence, at 1.6%, the default rate is still very low by historical standards. Healthy economic and stock market conditions also facilitated refinancings and consolidation in industries such as telecommunications, cable and gaming. These activities often presented opportunities for investors to sell their bonds at prices higher than market rates.


     High yield bonds experienced unprecedented demand. With higher-quality bonds achieving considerably lower returns, the performance of high yield bonds captured the attention of income-oriented investors who sought higher returns in this low interest rate environment. Further, investors were willing to take on additional credit risk in light of the solid economy. The market for buyers expanded and broadened. Based on mutual fund cash flows, demand for high yield bonds was nearly ten times that of its higher-rated counterparts in 1997. For the twelve months ended April 30, 1998, a record $23.87 billion of cash poured into high yield bond mutual funds. Demand intensified in the early months of 1998 when cash flowed in to high yield bond mutual funds at a pace of $2.5 billion per month -- twice the pace of a year earlier.1



     --------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
     (as a percentage of net assets)

(Pie chart appears below illustrating the following amounts:)

Corporate Bonds - 76.2%
Repurchase Agreement and
Other Assets and Liabilities (net) - 10.0%
Foreign Corporate Bonds - 7.9%
Preferred Stocks - 5.0%
Common Stocks & Warrants - 0.9%

                                   EVERGREEN
                             High Yield Bond Fund



                          Portfolio Manager Interview

--------------------------------------
     What strategies did you use in managing
     the Fund?


     We selected what we believe to be top-performing companies primarily in the U.S., within industries that we believed had the best growth prospects and would benefit from the stock market's strength. The gains in equities improved the balance sheets of high yield bond issuers and because of the close relationship of the two markets, good news in equities "spilled over" into the high yield bond sector. We managed the Fund's inter-national holdings very cautiously due to developments in Asia. Prior to the Asian crisis, we reduced the Fund's investment in emerging markets from 15% to 2% and eliminated its 5% holding in Asia.

     In the U.S., we focused on industries including telecommunications, cable and wireless communications, food and tobacco, and energy. We limited the Fund's investments in commodities such as steel, metal, and paper and forest products. These sectors underperformed because investors assumed demand and pricing for commodity products would slow due to the situation in Asia.


                       --------------------------------
                           PORTFOLIO CREDIT QUALITY
     (as a percentage of portfolio assets)

     (Pie chart appears below illustrating the following amounts)

     B - 68.3%
     Not Rated - 20.0%
     CCC - 7.7%
     BB - 4.0%


     We also emphasized bonds that were rated "B". B-rated bonds offered higher yields and in our opinion, better potential for price appreciation -- a combination which helped them generate strong performance relative to other rating categories, during the past twelve months. Investor demand for higher yields, as well as lower credit risk because of the favorable economic environment, resulted in lower-rated securities outperforming their higher-rated counterparts. As of April 30, 1998, the Fund's average quality was "B" and its average maturity stood at 8.2 years.


--------------------------------------
     What is your outlook for high yield bonds over the next six months?


     We continue to have a favorable outlook for high yield bonds. We expect economic growth to remain broad-based and strong, and for inflation to stay low -- an environment which is extremely positive for earnings. With that kind of backdrop, companies can thrive from a credit standpoint.

     However, we anticipate some interest rate risk associated with this economic strength. With the economy in the eighth year of an expansion and interest rates at historically low levels, the Federal Reserve Board is clearly monitoring signs of inflation -- particularly in the area of income and wage pressures. Unemployment is near a thirty-year low. We would not be surprised to see interest rates move somewhat higher, which could have a negative effect on stocks -- and because of their close relationship, on high yield bonds.

     In anticipation of this environment, we intend to emphasize U.S. industries with established earnings records -- such as oil and gas, metals and manufacturing -- which could benefit from the economy's strength. We also believe these types of businesses would be better able to stand on their own merits and be less dependent on the stock market's performance. We expect to de-emphasize industries -- such as telecommunications -- and companies whose limited earnings histories would give them less demonstrated independence from the stock market.

Please note that we changed the fiscal year end of the High Yield Bond Fund from July 31 to April 30. The next report for this Fund will be the semiannual report as of October 31, 1998 which will mail at the end of December 1998.

                                   EVERGREEN
                             Strategic Income Fund
                     Fund at a Glance as of April 30, 1998

We look forward to the investment opportunities that change can present, believing the Fund's flexible investment philosophy enables its investors to participate to the fullest extent in the most attractive opportunities in the international marketplace.

              Portfolio
              Management
----------------------------------------
(Photo appears below of Prescott B. Crocker, CFA)
                           Prescott B. Crocker, CFA
                             Tenure: February 1997


           -------------------------------------------------------
                           CURRENT INVESTMENT STYLE


(Table with cube-shaped blocks appears below illustrating medium quality and intermediate duration.)

Duration            Quality
   Short              High
   Int                Med
   Long               Low





                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Fixed-Income Style Box placement is
                                   based on a fund's average effective maturity or duration and the average credit rating of the bonds within the portfolio.


                                   Source: 1998 Morningstar, Inc.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                                  Class A      Class B     Class C     Class Y
Inception Date                    4/14/87      2/1/93      2/1/93     1/13/97
 ...............................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge            7.82%         7.47%      11.48%        n/a
 ................................................................................
1 year w/o sales charge            13.20%        12.47%      12.48%      13.46%
 ................................................................................
3 years                            9.08%         9.24%      10.08%         --
 ................................................................................
5 years                            6.97%         7.00%       7.28%         --
 ................................................................................
10 years                           7.95%           --          --          --
 ...............................................................................
Since Inception                    7.43%         8.27%       8.38%       7.80%
 ................................................................................
Maximum Sales Charge               4.75%         5.00%       1.00%        n/a
                                Front End        CDSC         CDSC
 ................................................................................
30-day SEC Yield                   6.18%         5.42%       5.42%       6.45%
 ................................................................................
12-month dividends per share     $ 0.49        $ 0.43      $ 0.43      $ 0.48
 ................................................................................

*Adjusted for maximum sales charge.
--------------------------------------------------------------------------------
                               LONG TERM GROWTH

(Plot points appear below for Long Term Growth chart)

                 4/88    4/90      4/92      4/94      4/96      4/98
Class A Shares  9,525    9,473    12,055    16,363    17,368    21,483
LBABI          10,000   11,769    15,048    17,189    20,040    23,785
CPI            10,000   11,008    11,913    12,587    13,337    13,877


Comparison of a $10,000 investment in Evergreen Strategic Income Fund, Class A shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Aggregate Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through April 30, 1998.

                                   EVERGREEN
                             Strategic Income Fund
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How was the Fund's performance for the
     12 months ended April 30, 1998?


     We were pleased with the Fund's performance. The Fund's Class A shares generated a total return of 13.20%, unadjusted for sales charges, during the fiscal year versus the average return of 11.45% produced by the multi-sector income funds followed by Lipper Analytical Services. The Fund's Class A shares ranked number 13 out of the 82 multi-sector income funds, or the top 16%, tracked by Lipper.1 The Fund's Class A shares also outperformed its benchmark, the Lehman Brothers Aggregate Bond Index which returned 10.91% for the 12 months ended April 30, 1998.

Portfolio Characteristics
-------------------------


       Total Net Assets                                           $327,835,036

       Average Credit Quality                                              BBB

       Average Maturity                                              8.9 years

       Average Duration                                              6.3 years

--------------------------------------------------------------------------------
     How were the Fund's assets invested as
     of the end of the reporting period?


     The Fund was invested as follows: high yield corporate bonds - 32%; U.S. Treasury obligations and agency securities - 25%; foreign bonds - 28%; and other investments and other assets and liabilities (net) - 15%. Foreign holdings included the governments of Germany and the United Kingdom, as well as Danish mortgage-backed securities; and corporate bond investments in Mexico, Brazil, Canada and Sweden.2





     1Source: Lipper Analytical Services, Inc., an independent mutual fund rating company. The rankings are based on total return and do not include the effect of a sales charge. For the 5-year period ended April 30, 1998, the Fund's Class A shares ranked 12 out of 20 funds in the category. For the 10-year period ended April 30, 1998, the Fund's Class A shares ranked number 5 out of 5 funds in the category. Past performance is no guarantee of future results.

     2International investing involves increased risk and volatility.

--------------------------------------------------------------------------------
     What strategies did you use in managing
     the Fund?


     We emphasized investments that we believed would benefit from the favorable economic and interest rate environment in the U.S., and took advantage of the potential for appreciation in the so-called "high yield" European countries and limited risk in emerging markets. The Fund also was active in currency transactions, capitalizing on the strength of the U.S. dollar.


     During the year, U.S. investments ranged from 65% - 80% of net assets. We focused on the high yield bond market, which in our opinion, provided the Fund with higher yields and greater potential for price appreciation than higher-rated bonds. High yield bonds was the top-performing U.S. fixed-income sector over the past twelve months, benefiting from a rising stock market and economic conditions that enabled the underlying issuers to improve from a credit standpoint.3 We selected industries such as cable, radio and broadcasting, telecommunications and energy.


     The Fund also maintained a substantial position in U.S. Treasury securities. We invested in bonds with longer maturities, which maximized price appreciation when interest rates fell. During the year, the yield on the benchmark 30-year U.S. Treasury bond fell from 6.96% on April 30, 1997 to 5.95% on April 30, 1998. The Fund also held a core position of U.S. government and agency securities with 5-10 year maturities. Like the high yield bond sector, U.S. Treasuries benefited from the steady growth of the domestic economy and low inflation. U.S. Treasuries were sought by international investors when excess liquidity prompted them to seek the higher yields and favorable investment climate available in the U.S. The sector's value increased significantly further when international investors selected U.S. Treasuries as a safe haven from turmoil in Asia.


     3Source: Chase Securities, Inc. (CSI)

                                   EVERGREEN
                             Strategic Income Fund
                          Portfolio Manager Interview

     --------------------------------------------------------------------
          PORTFOLIO COMPOSITION
     (as a percentage of net assets)

     (Pie chart appears below illustrating the following amounts:)

     Corporate Bonds - 31.7%
     Foreign Corporate Bonds - 28.4%
     U.S. Treasury Obligations - 24.8%
     Mortgage-Backed Securities - 11.8%
     Other Assets and Liabilities (net) - 1.9%
     Asset-Backed Securities - 0.6%
     Common Stocks and Warrants - 0.5%
     Preferred Stock - 0.3%

     The Fund's foreign investments concentrated on the "high yield" European countries, particularly Italy and Spain. Bond yields in these countries fell -- pushing their prices higher -- relative to the benchmark, Germany, as these countries prepared for entry into the European Monetary Union
     (EMU). As of January 1, 1999, the "Euro" will be the single common currency for eleven countries, although for three years assets will be priced in both the "Euro" and the countries' existing currencies. We also maintained a substantial position in Danish mortgage-backed securities, bonds that carried the implicit guarantee of the Danish government but whose yield was 1% higher than Danish government bonds with comparable maturities. The Fund was an active investor in foreign currency transactions. We took advantage of the U.S. dollar's strength when its value was rising relative to other currencies and implemented a hedging strategy when the U.S. dollar weakened. We believe these foreign exchange transactions contributed favorably to the Fund's total return.


     We exercised caution in emerging market investments. Although providing attractive returns in the first part of the Fund's fiscal period, prices on emerging market debt fell sharply during the Asian crisis. We had reduced the Fund's holdings in emerging markets by 50% prior to the Asian situation, eliminating holdings in Indonesia and selling 80% of the holdings in Brazil. As of the close of the Fund's fiscal period, the investment climate in emerging markets had improved considerably, but remained unsettled. As of April 30, 1998, less than 5% of the Fund was invested in the debt of emerging market countries.


     --------------------------------------------------------------------
                      PORTFOLIO CREDIT QUALITY
     (as a percentage of portfolio assets)

     (Pie chart appears below illustrating the following amounts:)

                     AAA - 42.0%
                     B - 27.4%
                     Not Rated - 15.6%
                     BB - 12.9%
                     CCC - 1.6%
                     BBB - 0.5%

--------------------------------------------------------------------------------
     What is your outlook for each of these
     sectors over the next six months?


     Our outlook is favorable, although we believe the dynamics within each sector could change somewhat. In the U.S., we expect a continuation of steady economic growth and low inflation -- an environment which is very positive for high yield bonds. However, with the economy in the eighth year of an expansion and unemployment near a thirty-year low, the Federal Reserve Board is closely monitoring signs of inflation -- particularly in the areas of income and wages. If economic activity remains strong, we would not be surprised to see interest rates rise from their currently historically low levels.


     In Europe, fiscal policies and lower interest rates have stimulated economic activity from the slow pace that has prevailed for the past three years. Long-term interest rates in the "high yield" countries have fallen between 4% - 6% over the past three years, as countries implemented stringent fiscal and monetary policies

                                   EVERGREEN
                             Strategic Income Fund
                          Portfolio Manager Interview

     required for entry into EMU. The yield advantages provided by the government bonds of the "high yield" countries, as well as their potential for price appreciation has diminished, as the start of EMU has approached. We expect the creation of the EMU to bring back strength to the European currencies, relative to the U.S. dollar, as investors anticipate the continuation of economic recovery in Europe and a coordinated effort to create a strong single European currency. In light of these changes, we have increased the potential for total return from European currencies by keeping the Fund's position in them unhedged. Further, we expect to find increased opportunity in the corporate sector of these markets rather than in their government bonds and intend to shift assets accordingly.

     We continue to monitor developments in the emerging markets. While the investment environment in that sector remains unsettled, we recognize the improvement that has taken place and believe some prices have fallen to the point that they are beginning to represent attractive value. We intend to exercise prudence, taking advantage of selected opportunities.


     We look forward to the investment opportunities that change can present, believing the Fund's flexible investment philosophy enables its investors to participate to the fullest extent in the most attractive opportunities in the international marketplace.

                                   EVERGREEN
                              U.S. Government Fund
                     Fund at a Glance as of April 30, 1998

We will continue to monitor emerging data and will respond to any changes in the economy by adjusting the Fund's duration and sector allocations accordingly.

                 Portfolio
                 Management
----------------------------------------
(Photo appears below of
Rollin C. Williams, CFA)

   Rollin C. Williams, CFA
     Tenure: January 1993


            -------------------------------------------------------
                            CURRENT INVESTMENT STYLE

(Table with cube-shaped blocks appears below illustrating high quality and intermediate duration.)

Duration            Quality
   Short              High
   Int                Med
   Long               Low




                                   Morningstar's Style Box is based on a
                                   portfolio date as of 3/31/98.

                                   The Fixed-Income Style Box placement is
                                   based on a fund's average effective maturity or duration and the average credit rating of the bonds within the portfolio.

                                   Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*

                            Class A      Class B     Class C     Class Y
Inception Date              1/11/93    1/11/93      9/2/94       9/2/93
 ........................................................................
Average Annual Returns
 ........................................................................
1 year with sales charge     4.56%       3.96%        7.96%         n/a
 ........................................................................
1 year w/o sales charge      9.78%       8.96%        8.96%       10.05%
 ........................................................................
3 years                      6.11%       6.17%        7.05%        8.12%
 ........................................................................
5 years                      4.91%       4.91%          --           --
 ........................................................................
Since Inception              5.31%       5.43%        6.94%        5.89%
 ........................................................................
Maximum Sales Charge         4.75%       5.00%        1.00%         n/a
                           Front End      CDSC         CDSC
 .......................................................................
30-day SEC yield             5.01%       4.51%        4.51%        5.52%
 ........................................................................
12-month dividends per share $0.61     $ 0.53       $ 0.53      $ 0.63
 ........................................................................

*Adjusted for maximum sales charge


--------------------------------------------------------------------------------
                                LONG TERM GROWTH

(Plot points appear below for Long Term Growth chart)


                  1/93     4/93     4/94     4/95    4/96    4/97      4/98
Class A Shares   9,525    9,748    9,737   10,368  11,137   11,847    13,154
LBITGBI         10,000   10,280   10,383   11,059  11,927   12,693    13,818
CPI             10,000   10,098   10,337   10,652  10,952   11,234    11,396


Comparison of a $10,000 investment in Evergreen U.S. Government Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Lehman Brothers Intermediate Term Government Bond Index is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through April 30, 1998.

                                   EVERGREEN
                              U.S. Government Fund
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
     How did the Fund perform during the
     fiscal year?


     The Evergreen U.S. Government Fund's Class A shares posted a 9.78% total return, unadjusted for any sales charge, for the twelve months ended April 30, 1998. This performance compares favorably to the 8.68% total return for its benchmark, the Lehman Brothers Intermediate Term Government Bond Index.

 Portfolio Characteristics
-------------------------


       Total Net Assets                                           $332,245,277

       Average Credit Quality                                              AAA

       Average Maturity                                              8.8 years

       Average Duration                                              4.4 years

--------------------------------------------------------------------------------
     What was the economic environment like
     during the past twelve months?


     The past year has been very positive for fixed income investors. The period was marked by healthy domestic economic growth that showed few signs of inflation. As a result, interest rates declined steadily which, in turn, boosted bond prices.


     The most noteworthy event for investors during the period was the financial crisis that struck the economies and financial markets of Southeast Asia. Although the "Asian flu" filtered back to the United States in the form of volatility, the effects to the financial markets were generally positive.

     Prices of imports to the U.S. declined while domestic export growth slowed due to reduced demand from overseas economies. The combination of these two factors calmed investors' inflationary fears and prompted domestic interest rates to trend lower. The yield on the bellwether 30-year Treasury Bond declined by nearly one percentage point -- from 6.96% to 5.95% -- during the fiscal year.



     --------------------------------------------------------------------
                               MATURITY BREAKDOWN
     (as a percentage of portfolio assets)

     (Pie chart appears below illustrating the following amounts:)

     20+ years - 55.0%
     1 - 10 years - 25.1%
     10 - 20 years - 13.3%
     0 - 1 years - 6.6%

--------------------------------------------------------------------------------
     How did your investment strategies
     affect the portfolio?


     Our primary strategy to lengthen the Fund's duration was in response to our expectation of declining interest rates. Duration was increased from
     4.27 years to 4.40 years during the twelve months. Consistent with our forecast, economic data indicated benign inflation and moderating economic growth, prompting interest rates to trend lower throughout the fiscal year. Consequently, the portfolio's duration stance -- nearly 50% longer than the benchmark Lehman Brothers Intermediate Term Government Bond Index -- enhanced the Fund's total return and contributed to outperformance of 1.1%.


     In addition, the portfolio's weighting of mortgage-backed securities was reduced. As interest rates fall, this sector is especially vulnerable to underperformance as homeowners refinance their mortgages to take

                                   EVERGREEN
                              U.S. Government Fund
                          Portfolio Manager Interview

     advantage of lower rates. Our declining-rate forecast prompted us to cut our mortgage exposure from 48% to 42% during the final six months of the fiscal period. This reduced weighting enhanced performance while mitigating the portfolio's exposure to pre-payment risk.



     --------------------------------------------------------------------
          PORTFOLIO COMPOSITION
     (as a percentage of net assets)

    (Pie chart appears below illustrating the following amounts:)

     U.S. Treasury Olibgations - 55.4%
     Mortgage-Backed Securities - 42.4%
     Other Assets and Liabilities (net) - 2.0%
     Repurchase Agreement - 0.2%


--------------------------------------------------------------------------------
     Were there any other noteworthy events during the fiscal period relating to the Fund?


     In August of 1997, the Evergreen U.S. Government Fund merged with the Keystone Government Securities Fund. Net assets in the Fund increased over $40 million as a result of the merger. This combination was undertaken because the funds' respective objectives were virtually identical, allowing us to merge and manage the combined fund more efficiently and cost-effectively. Following the merger, a number of smaller mortgage-backed securities were liquidated to reduce the number of holdings in the combined fund.



--------------------------------------------------------------------------------
     What is your outlook going forward?


     The overriding question now facing the market is whether the U.S. economy will continue its expansion or will it finally begin to slow? Will low unemployment and rising wages ignite inflation or will the slowdown in the Asian markets slow the U.S. economy and calm inflationary pressure? Although the answers to these questions are still unknown, the Federal Reserve Board recently suggested that an increase in interest rates may be necessary as a preventative measure to tackle inflation.


     Our view is that underlying market fundamentals support low interest rates over the long term. Short term we expect a bit of volatility, but feel that the Fed will hold off on increasing rates until the effects of the Asian crisis becomes more clear. A pre-emptive rate ease in the latter part of the year is even possible should the U.S. economy slow more than is currently expected. We will continue to monitor emerging data and will respond to any changes in the economy by adjusting the Fund's duration and sector allocations accordingly.

                                   EVERGREEN
                             Diversified Bond Fund
                              Financial Highlights

                (For a share outstanding throughout the period)


                                                                                            January 20, 1998
                                                                                            (Commencement of
                                                                                            Class Operations)
                                                                                            to April 30, 1998
 CLASS A SHARES
Net asset value beginning of period                                                           $     16.08
                                                                                              ===========
 ............................................................................................................
Income from investment operations
Net investment income                                                                                0.30 (b)
 ...........................................................................................................
Net realized and unrealized loss on investments, futures contracts and foreign currency
  related transactions                                                                              (0.16)(d)
                                                                                             -----------
 ............................................................................................................
Total from investment operations                                                                     0.14
                                                                                              -----------
 ............................................................................................................
Less distributions from net investment income                                                       (0.30)
                                                                                              -----------
 ............................................................................................................
Net asset value end of period                                                                 $     15.92
                                                                                              ===========
 ...........................................................................................................
Total return (a)                                                                                     0.85%
 ............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                            1.08%(c)
 ............................................................................................................
 Expenses excluding indirectly paid expenses                                                         1.07%(c)
 ............................................................................................................
 Net investment income                                                                               6.68%(c)
 ............................................................................................................
Portfolio turnover rate                                                                               109%
 ............................................................................................................
Net assets end of period (thousands)                                                          $   501,547
 ...........................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.
(d) The amount shown for a share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to the fluctuation of market value for the portfolio.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Diversified Bond Fund
                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                 Eight Months Ended
                                                                 April 30, 1998 (d)
 CLASS B SHARES
Net asset value beginning of period                                $      15.42
                                                                   ------------
 ...................................................................................
Income from investment operations
Net investment income                                                      0.61 (b)
 ...................................................................................
Net realized and unrealized gain (loss) on investments, futures
 contracts and foreign currency related transactions                       0.50
                                                                   ------------
 ...................................................................................
Total from investment operations                                           1.11
                                                                   ------------
 ...................................................................................
Less distributions from
Net investment income                                                     (0.61)
 ...................................................................................
In excess of net investment income                                            0
 ..................................................................................
Net realized gain on investments                                              0
 ...................................................................................
Tax basis return of capital                                                   0
                                                                   ------------
 ..................................................................................
Total distributions                                                       (0.61)
                                                                   ------------
 ...................................................................................
Net asset value end of period                                      $      15.92
                                                                   ------------
 ...................................................................................
Total return (a)                                                           7.26%
 ...................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                  1.93%(c)
 ...................................................................................
 Expenses excluding indirectly paid expenses                               1.92%(c)
 ...................................................................................
 Net investment income                                                     5.74%(c)
 ...................................................................................
Portfolio turnover rate                                                     109%
 ..................................................................................
Net assets end of period (thousands)                               $     70,113
 ...................................................................................



                                                                               Year Ended August 31,
                                                                ---------------------------------------------------
                                                                    1997         1996         1995         1994
 CLASS B SHARES
Net asset value beginning of period                               $  14.65     $  15.09     $  15.28     $  17.06
                                                                  --------     --------     --------     --------
 .................................................................................................................
Income from investment operations
Net investment income                                                0.91         0.95         1.06          1.06
 ..................................................................................................................
Net realized and unrealized gain (loss) on investments, futures
 contracts and foreign currency related transactions                 0.84        (0.35)       0.11          (1.62)
                                                                  --------     --------     --------     --------
 ..................................................................................................................
Total from investment operations                                     1.75         0.60         1.17         (0.56)
                                                                  --------     --------     --------     --------
 ..................................................................................................................
Less distributions from
Net investment income                                               (0.93)       (0.96)       (1.06)        (1.22)
 ..................................................................................................................
In excess of net investment income                                  (0.05)           0        (0.22)            0
 ..................................................................................................................
Net realized gain on investments                                         0            0            0            0
 ..................................................................................................................
Tax basis return of capital                                              0        (0.08)       (0.08)           0
                                                                  --------     --------     --------     --------
 ..................................................................................................................
Total distributions                                                  (0.98)       (1.04)       (1.36)       (1.22)
                                                                  --------     --------     --------     --------
 ..................................................................................................................
Net asset value end of period                                     $  15.42     $  14.65     $  15.09     $  15.28
                                                                  --------     --------     --------     --------
 .................................................................................................................
Total return (a)                                                     12.25%        4.03%        8.13%       (3.53%)
 ..................................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                             1.88%        1.84%        1.81%        1.75%
 .................................................................................................................
 Expenses excluding indirectly paid expenses                          1.87%        1.83%          --           --
 ..................................................................................................................
 Net investment income                                                6.07%        6.42%        7.05%        6.48%
 ..................................................................................................................
Portfolio turnover rate                                                138%         246%         178%         200%
 ..................................................................................................................
Net assets end of period (thousands)                              $457,701     $559,792     $734,837     $814,245
 .................................................................................................................


                                                           Year Ended August 31,
                                                        ---------------------------
                                                             1993          1992
 CLASS B SHARES
Net asset value beginning of period                       $   16.44      $ 15.37
                                                          ---------      --------
 ..................................................................................
Income from investment operations
Net investment income                                          1.28         1.33
 ..................................................................................
Net realized and unrealized gain (loss) on investments,
 futures contracts and foreign currency related
 transactions                                                  0.70         1.14
                                                          ---------      --------
 ..................................................................................
Total from investment operations                               1.98         2.47
                                                          ---------      --------
 .................................................................................
Less distributions from
Net investment income                                         (1.28)       (1.33)
 ..................................................................................
In excess of net investment income                            (0.08)       (0.07)
 .................................................................................
Net realized gain on investments                                  0            0
 ..................................................................................
Tax basis return of capital                                       0            0
                                                          ----------     --------
 ..................................................................................
Total distributions                                           (1.36)       (1.40)
                                                          ----------     --------
 ..................................................................................
Net asset value end of period                             $   17.06     $  16.44
                                                          ----------     --------
 ..................................................................................
Total return (a)                                              12.73%       16.88%
 ..................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                      1.89%        1.99%
 ..................................................................................
 Expenses excluding indirectly paid expenses                      --           --
 .................................................................................
 Net investment income                                         7.73%        8.29%
 ..................................................................................
Portfolio turnover rate                                         133%         117%
 ..................................................................................
Net assets end of period (thousands)                     $1,004,393     $902,339
 ..................................................................................



                                                                        Year Ended August 31,
                                                        -----------------------------------------------------
                                                            1991         1990          1989          1988
 CLASS B SHARES
Net asset value beginning of period                       $  15.51     $  17.74     $   17.99      $  18.91
                                                          --------     --------     ---------      --------
 ............................................................................................................
Income from investment operations
Net investment income                                        1.33          1.53          1.71         1.78
 ............................................................................................................
Net realized and unrealized gain (loss) on investments,
 futures contracts and foreign currency related
 transactions                                                0.17         (1.94)       (0.13)        (0.81)
                                                          --------     --------     ----------     --------
 ............................................................................................................
Total from investment operations                             1.50         (0.41)        1.58          0.97
                                                          --------     --------     ----------     --------
 ............................................................................................................
Less distributions from
Net investment income                                       (1.63)        (1.61)      (1.83)        (1.85)
 ............................................................................................................
In excess of net investment income                          (0.01)        (0.21)          0             0
 ...........................................................................................................
Net realized gain on investments                                 0            0           0         (0.04)
 ............................................................................................................
Tax basis return of capital                                      0            0           0            0
                                                          --------     --------     ----------     --------
 ............................................................................................................
Total distributions                                          (1.64)       (1.82)     (1.83)        (1.89)
                                                          --------     --------     ----------     --------
 ............................................................................................................
Net asset value end of period                             $  15.37     $  15.51     $   17.74      $  17.99
                                                          --------     --------     ----------     --------
 ............................................................................................................
Total return (a)                                             10.58%      (2.44%)         9.23%         5.61%
 ...........................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                     1.94%        1.89%          1.84%        1.68%
 ............................................................................................................
 Expenses excluding indirectly paid expenses                    --           --             --           --
 ............................................................................................................
 Net investment income                                        8.74%        9.26%          9.52%        9.82%
 ............................................................................................................
Portfolio turnover rate                                        101%          43%            47%          46%
 ............................................................................................................
Net assets end of period (thousands)                      $814,528     $860,615     $1,000,305     $838,892
 ............................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculations based on average shares outstanding.
(c)  Annualized.
(d) The Fund changed its fiscal year end from August 31 to April 30 during the period.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Diversified Bond Fund
                              Financial Highlights

                (For a share outstanding throughout the period)


                                                                                              April 7, 1998
                                                                                            (Commencement of
                                                                                            Class Operations)
                                                                                            to April 30, 1998
 CLASS C SHARES
Net asset value beginning of period                                                           $     16.06
                                                                                              ===========
 ............................................................................................................
Income from investment operations
Net investment income                                                                                0.04 (b)
 ...........................................................................................................
Net realized and unrealized loss on investments, futures contracts and foreign currency
  related transactions                                                                              (0.14)(d)
                                                                                             -----------
 ............................................................................................................
Total from investment operations                                                                    (0.10)
                                                                                              -----------
 ............................................................................................................
Less distributions from net investment income                                                       (0.04)
                                                                                              -----------
 ............................................................................................................
Net asset value end of period                                                                 $     15.92
                                                                                              ===========
 ...........................................................................................................
Total return (a)                                                                                    (0.60%)
 ............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                            1.88%(c)
 ............................................................................................................
 Expenses excluding indirectly paid expenses                                                         1.88%(c)
 ............................................................................................................
 Net investment income                                                                               6.11%(c)
 ...........................................................................................................
Portfolio turnover rate                                                                               109%
 ............................................................................................................
Net assets end of period (thousands)                                                          $        23
 ...........................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.
(d) The amount shown for a share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to the fluctuation of market value for the portfolio.

                                                                                            February 11, 1998
                                                                                            (Commencement of
                                                                                            Class Operations)
                                                                                            to April 30, 1998
 CLASS  Y SHARES
Net asset value beginning of period                                                           $     16.03
                                                                                              ===========
 ...........................................................................................................
Income from investment operations
Net investment income                                                                                0.24 (a)
 ............................................................................................................
Net realized and unrealized loss on investments, futures contracts and foreign currency
  related transactions                                                                              (0.11)(c)
                                                                                              -----------
 ............................................................................................................
Total from investment operations                                                                     0.13
                                                                                              -----------
 ...........................................................................................................
Less distributions from net investment income                                                       (0.24)
                                                                                              -----------
 ............................................................................................................
Net asset value end of period                                                                 $     15.92
                                                                                              ===========
 ............................................................................................................
Total return                                                                                         0.80%
 ............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                            0.83%(b)
 ............................................................................................................
 Expenses excluding indirectly paid expenses                                                         0.82%(b)
 ...........................................................................................................
 Net investment income                                                                               6.89%(b)
 ............................................................................................................
Portfolio turnover rate                                                                               109%
 ...........................................................................................................
Net assets end of period (thousands)                                                          $         7
 ............................................................................................................

(a)  Calculation based on average shares outstanding.
(b)  Annualized.
(c) The amount shown for a share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to the fluctuation of market value for the portfolio.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund
                              Financial Highlights

                (For a share outstanding throughout the period)


                                                                                           January 20, 1998
                                                                                           (Commencement of
                                                                                           Class Operations)
                                                                                           to April 30, 1998
 CLASS A SHARES
Net asset value beginning of period                                                           $    4.52
                                                                                              ---------
 ...........................................................................................................
Income from investment operations
Net investment income                                                                              0.11 (b)
 ...........................................................................................................
Net realized and unrealized gain on investments and foreign currency related transactions          0.01
                                                                                              ---------
 ..........................................................................................................
Total from investment operations                                                                   0.12
                                                                                              ---------
 ...........................................................................................................
Less distributions from net investment income                                                     (0.11)
                                                                                              ---------
 ...........................................................................................................
Net asset value end of period                                                                 $    4.53
                                                                                              ---------
 ...........................................................................................................
Total return (a)                                                                                   2.57%
 ...........................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                          1.24%(c)
 ...........................................................................................................
 Expenses excluding indirectly paid expenses                                                       1.23%(c)
 ...........................................................................................................
 Net investment income                                                                             8.48%(c)
 ...........................................................................................................
Portfolio turnover rate                                                                             155%
 ...........................................................................................................
Net assets end of period (thousands)                                                          $ 420,778
 ...........................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund
                              Financial Highlights

                (For a share outstanding throughout each period)


                                                                    Nine Months Ended
                                                                    April 30, 1998 (d)
 CLASS B SHARES
Net asset value beginning of period                                    $     4.37
                                                                       ----------
 .....................................................................................
Income from investment operations
Net investment income                                                        0.25 (b)
 .....................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                                       0.16
                                                                       ----------
 .....................................................................................
Total from investment operations                                             0.41
                                                                       ----------
 .....................................................................................
Less distributions from
Net investment income                                                       (0.25)
 .....................................................................................
In excess of net investment income                                              0
 .....................................................................................
Tax basis return of capital                                                     0
                                                                       ----------
 .....................................................................................
Total distributions                                                         (0.25)
                                                                       ----------
 .....................................................................................
Net asset value end of period                                          $     4.53
                                                                       ----------
 .....................................................................................
Total return (a)                                                             9.57%
 .....................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                    1.94%(c)
 ....................................................................................
 Expenses excluding indirectly paid expenses                                 1.93%(c)
 .....................................................................................
 Net investment income                                                       7.27%(c)
 .....................................................................................
Portfolio turnover rate                                                       155%
 .....................................................................................
Net assets end of period (thousands)                                   $   96,535
 .....................................................................................



                                                                                  Year Ended July 31,
                                                                   -------------------------------------------------
                                                                       1997        1996        1995         1994
 CLASS B SHARES
Net asset value beginning of period                                 $  4.10     $  4.42     $  4.68       $  5.13
                                                                    -------     -------     -------       -------
 ...................................................................................................................
Income from investment operations
Net investment income                                                  0.32        0.32        0.38          0.38
 ..................................................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                                 0.28       (0.27)      (0.15)        (0.38)
                                                                    -------     --------    --------      -------
 ...................................................................................................................
Total from investment operations                                       0.60        0.05        0.23             0
                                                                    -------     --------    --------      -------
 ...................................................................................................................
Less distributions from
Net investment income                                                 (0.32)      (0.31)      (0.37)        (0.38)
 ..................................................................................................................
In excess of net investment income                                    (0.01)      (0.06)      (0.02)        (0.07)
 ...................................................................................................................
Tax basis return of capital                                               0           0       (0.10)            0
                                                                    --------    --------    --------      -------
 ...................................................................................................................
Total distributions                                                   (0.33)      (0.37)      (0.49)        (0.45)
                                                                    --------    --------    --------      -------
 ...................................................................................................................
Net asset value end of period                                       $  4.37     $  4.10     $  4.42       $  4.68
                                                                    --------    --------    --------      -------
 ...................................................................................................................
Total return (a)                                                      15.32%       1.38%       5.66%        (0.41%)
 ...................................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                              1.96%       1.94%       2.03%         1.84%
 ...................................................................................................................
 Expenses excluding indirectly paid expenses                           1.95%       1.93%         --           --
 ...................................................................................................................
 Net investment income                                                 7.63%       7.92%       8.64%         7.57%
 ...................................................................................................................
Portfolio turnover rate                                                 138%        116%         82%          110%
 ...................................................................................................................
Net assets end of period (thousands)                               $547,390    $593,681    $764,965      $766,283
 ...................................................................................................................


                                                                           Year Ended July 31,
                                                                   -----------------------------------
                                                                       1993        1992        1991
 CLASS B SHARES
Net asset value beginning of period                                 $  4.74     $  4.19     $  5.02
                                                                    -------     -------     -------
 .....................................................................................................
Income from investment operations
Net investment income                                                  0.45        0.49        0.61
 .....................................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                                 0.44        0.58      ( 0.72)
                                                                    -------     -------     --------
 .....................................................................................................
Total from investment operations                                       0.89        1.07      ( 0.11)
                                                                    -------     -------     --------
 .....................................................................................................
Less distributions from
Net investment income                                                ( 0.45)     ( 0.50)     ( 0.72)
 .....................................................................................................
In excess of net investment income                                   ( 0.05)     ( 0.02)          0
 .....................................................................................................
Tax basis return of capital                                               0           0           0
                                                                   --------    --------    --------
 .....................................................................................................
Total distributions                                                  ( 0.50)     ( 0.52)     ( 0.72)
                                                                   --------    --------    --------
 .....................................................................................................
Net asset value end of period                                       $  5.13     $  4.74     $  4.19
                                                                   --------    --------    --------
 .....................................................................................................
Total return (a)                                                      20.28%      27.25%       0.03%
 .....................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                              2.06%       2.17%       2.34%
 .....................................................................................................
 Expenses excluding indirectly paid expenses                             --          --          --
 .....................................................................................................
 Net investment income                                                 9.30%      10.86%      14.64%
 .....................................................................................................
Portfolio turnover rate                                                 125%         94%         78%
 .....................................................................................................
Net assets end of period (thousands)                               $972,164    $841,757    $710,590
 .....................................................................................................



                                                                             Year Ended July 31,
                                                                 -------------------------------------------
                                                                      1990          1989           1988
 CLASS B SHARES
Net asset value beginning of period                                 $  6.38     $  6.91     $  7.66
                                                                   --------    --------    --------
 .....................................................................................................
Income from investment operations
Net investment income                                                  0.68        0.83        0.80
 .....................................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                               ( 1.18)     ( 0.51)     ( 0.71)
                                                                   --------    --------    --------
 .....................................................................................................
Total from investment operations                                     ( 0.50)       0.32        0.09
                                                                   --------    --------    --------
 .....................................................................................................
Less distributions from
Net investment income                                                ( 0.78)     ( 0.85)     ( 0.84)
 ....................................................................................................
In excess of net investment income                                   ( 0.08)          0           0
 .....................................................................................................
Tax basis return of capital                                               0           0           0
                                                                   --------    --------    --------
 .....................................................................................................
Total distributions                                                  ( 0.86)     ( 0.85)     ( 0.84)
                                                                   --------    --------    --------
 .....................................................................................................
Net asset value end of period                                       $  5.02     $  6.38     $  6.91
                                                                   ========    ========     ========
 .....................................................................................................
Total return (a)                                                     ( 7.84%)      4.95%       1.66%
 ....................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                              2.06%       1.97%       1.82%
 .....................................................................................................
 Expenses excluding indirectly paid expenses                             --          --          --
 .....................................................................................................
 Net investment income                                                12.77%      12.36%      11.29%
 .....................................................................................................
Portfolio turnover rate                                                  45%         75%         81%
 .....................................................................................................
Net assets end of period (thousands)                               $820,940  $1,188,660  $1,274,673
 .....................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.
(d) The Fund changed its fiscal year end from July 31 to April 30 during the period.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund




                              Financial Highlights

                (For a share outstanding throughout the period)


                                                                                           January 22, 1998
                                                                                           (Commencement of
                                                                                           Class Operations)
                                                                                           to April 30, 1998
 CLASS C SHARES
Net asset value beginning of period                                                           $    4.52
                                                                                              ---------
 ...........................................................................................................
Income from investment operations
Net investment income                                                                              0.10 (b)
 ...........................................................................................................
Net realized and unrealized gain on investments and foreign currency related transactions          0.01
                                                                                              ---------
 ...........................................................................................................
Total from investment operations                                                                   0.11
                                                                                              ---------
 ..........................................................................................................
Less distributions from net investment income                                                   (  0.10)
                                                                                              ---------
 ...........................................................................................................
Net asset value end of period                                                                 $    4.53
                                                                                              ---------
 ...........................................................................................................
Total return (a)                                                                                   2.35%
 ...........................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                          2.04%(c)
 ...........................................................................................................
 Expenses excluding indirectly paid expenses                                                       2.01%(c)
 ...........................................................................................................
 Net investment income                                                                             7.51%(c)
 ...........................................................................................................
Portfolio turnover rate                                                                             155%
 ...........................................................................................................
Net assets end of period (thousands)                                                          $   1,155
 ..........................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.

                                                                                            April 14, 1998
                                                                                           (Commencement of
                                                                                           Class Operations)
                                                                                           to April 30, 1998
 CLASS  Y SHARES
Net asset value beginning of period                                                           $    4.56
                                                                                              ---------
 ...........................................................................................................
Income from investment operations
Net investment income                                                                              0.02 (a)
 ..........................................................................................................
Net realized and unrealized loss on investments and foreign currency related transactions      (   0.03)(c)
                                                                                             ----------
 ...........................................................................................................
Total from investment operations                                                               (   0.01)
                                                                                             ----------
 ...........................................................................................................
Less distributions from net investment income                                                  (   0.02)
                                                                                             ----------
 ...........................................................................................................
Net asset value end of period                                                                $     4.53
                                                                                             ----------
 ...........................................................................................................
Total return                                                                                   (   0.27%)
 ...........................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                          1.09%(b)
 ..........................................................................................................
 Expenses excluding indirectly paid expenses                                                       1.09%(b)
 ...........................................................................................................
 Net investment income                                                                             8.21%(b)
 ...........................................................................................................
Portfolio turnover rate                                                                             155%
 ...........................................................................................................
Net assets end of period (thousands)                                                         $       20
 ...........................................................................................................

(a)  Calculation based on average shares outstanding.
(b)  Annualized.
(c) The amount shown for a share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to the fluctuation of market value for the portfolio.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund



                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                                  Year           Nine Months
                                                                 Ended              Ended
                                                             April 30, 1998   April 30, 1997 (d)
 CLASS A SHARES
Net asset value beginning of year                             $     6.82         $     6.77
                                                              ----------         ----------
 ...............................................................................................
Income from investment operations
Net investment income                                               0.50 (b)           0.37
 ...............................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                              0.38               0.09
                                                              ----------         ----------
 ..............................................................................................
Total from investment operations                                    0.88               0.46
                                                              ----------         ----------
 ...............................................................................................
Less distributions from
Net investment income                                            (  0.49)           (  0.38)
 ...............................................................................................
In excess of investment income                                         0            (  0.03)
 ...............................................................................................
Tax basis return of capital                                            0                  0
 ...............................................................................................
Net realized gains on investments                                      0                  0
                                                              ----------         ----------
 ...............................................................................................
Total distributions                                              (  0.49)           (  0.41)
                                                              ----------         ----------
 ...............................................................................................
Net asset value end of year                                   $     7.21         $     6.82
                                                              ----------         ----------
 ...............................................................................................
Total return (a)                                                   13.20%              6.80%
 ...............................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                           1.27%              1.28%(c)
 ...............................................................................................
 Expenses excluding indirectly paid expenses                        1.26%              1.26%(c)
 ..............................................................................................
 Expenses excluding reimbursement                                   1.27%              1.28%(c)
 ...............................................................................................
 Net investment income                                              6.80%              7.28%(c)
 ..............................................................................................
Portfolio turnover rate                                              237%                86%
 ...............................................................................................
Net assets end of year (thousands)                            $  193,618         $   58,725
 ...............................................................................................



                                                                           Year Ended July 31,
                                                           ----------------------------------------------------
                                                               1996        1995        1994        1993
 CLASS A SHARES
Net asset value beginning of year                            $  6.89     $  7.35     $  7.86     $  7.02
                                                             -------     -------     -------     -------
 ..............................................................................................................
Income from investment operations
Net investment income                                          0.54        0.64         0.61 (b)    0.69
 .............................................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                        ( 0.09)     ( 0.45)     ( 0.44)       0.89
                                                             -------     -------     -------      ------
 ..............................................................................................................
Total from investment operations                               0.45        0.19         0.17        1.58
                                                             -------     -------     -------      ------
 ..............................................................................................................
Less distributions from
Net investment income                                         ( 0.52)     ( 0.60)     ( 0.61)     ( 0.72)
 ..............................................................................................................
In excess of investment income                                     0      ( 0.03)     ( 0.03)     ( 0.02)
 ..............................................................................................................
Tax basis return of capital                                   ( 0.05)     ( 0.02)     ( 0.04)          0
 ..............................................................................................................
Net realized gains on investments                                  0           0           0           0
                                                             -------     -------     -------      ------
 ..............................................................................................................
Total distributions                                           ( 0.57)     ( 0.65)     ( 0.68)     ( 0.74)
                                                             -------     -------     -------      ------
 ..............................................................................................................
Net asset value end of year                                  $  6.77     $  6.89     $  7.35     $  7.86
                                                             -------     -------     -------     -------
 ..............................................................................................................
Total return (a)                                                6.84%       3.00%       1.86%      24.13%
 ..............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                       1.30%       1.33%       1.32%       1.80%
 .............................................................................................................
 Expenses excluding indirectly paid expenses                    1.28%         --          --          --
 ..............................................................................................................
 Expenses excluding reimbursement                               1.30%       1.33%       1.32%       1.80%
 ..............................................................................................................
 Net investment income                                          8.05%       9.31%       7.79%       9.50%
 ..............................................................................................................
Portfolio turnover rate                                          101%         95%         92%        151%
 ..............................................................................................................
Net assets end of year (thousands)                           $68,118     $85,970   $ 105,181     $85,793
 ..............................................................................................................


                                                                               Year Ended July 31,
                                                           ------------------------------------------------------------
                                                               1992        1991        1990        1989        1988
 CLASS A SHARES
Net asset value beginning of year                            $  6.10     $  7.17     $  9.02     $  9.36     $  10.04
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Income from investment operations
Net investment income                                           0.78        0.89        1.03        1.10         1.05
 ......................................................................................................................
Net realized and unrealized gain (loss) on investments and
 foreign currency related transactions                          0.89      ( 1.01)     ( 1.79)     ( 0.31)     (  0.65)
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Total from investment operations                                1.67      ( 0.12)     ( 0.76)       0.79         0.40
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Less distributions from
Net investment income                                         ( 0.75)     ( 0.89)     ( 1.04)     ( 1.11)     (  1.08)
 ......................................................................................................................
In excess of investment income                                     0      ( 0.06)     ( 0.05)          0            0
 ......................................................................................................................
Tax basis return of capital                                        0           0           0           0            0
 ......................................................................................................................
Net realized gains on investments                                  0           0           0      ( 0.02)           0
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Total distributions                                           ( 0.75)     ( 0.95)     ( 1.09)     ( 1.13)     (  1.08)
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Net asset value end of year                                  $  7.02     $  6.10     $  7.17     $  9.02     $   9.36
                                                             -------     -------     -------     -------     --------
 ......................................................................................................................
Total return (a)                                               28.73%       0.54%     ( 8.55%)      9.00%        4.49%
 ......................................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                       2.09%       2.00%       2.00%       1.81%        1.28%
 ......................................................................................................................
 Expenses excluding indirectly paid expenses                      --          --          --          --           --
 ......................................................................................................................
 Expenses excluding reimbursement                               2.12%       2.25%       2.01%       1.90%        2.08%
 ......................................................................................................................
 Net investment income                                         11.73%      15.23%      12.91%      12.06%       10.98%
 ......................................................................................................................
Portfolio turnover rate                                           95%         82%         36%         73%          46%
 ......................................................................................................................
Net assets end of year (thousands)                           $70,459     $70,246     $83,106    $138,499     $114,310
 ......................................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.
(d) The Fund changed its fiscal year end from July 31 to April 30 during the period.







                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund



                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                                  Year           Nine Months
                                                                  Ended             Ended
                                                             April 30, 1998   April 30, 1997 (d)
 CLASS B SHARES
Net asset value beginning of year                              $    6.85         $     6.81
                                                               ---------         ----------
 ............................................................................................
Income from investment operations
Net investment income                                               0.44 (b)           0.34
 ...........................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                       0.39               0.07
                                                               ---------         ----------
 ............................................................................................
Total from investment operations                                    0.83               0.41
                                                               ---------         ----------
 ............................................................................................
Less distributions from
Net investment income                                             ( 0.43)           (  0.34)
 ............................................................................................
In excess of net investment income                                     0            (  0.03)
 ............................................................................................
Tax basis return of capital                                            0                  0
                                                               ---------         ----------
 ............................................................................................
Total distributions                                               ( 0.43)           (  0.37)
                                                               ---------         ----------
 ............................................................................................
Net asset value end of year                                    $    7.25         $     6.85
                                                               ---------         ----------
 ...........................................................................................
Total return (a)                                                   12.47%              6.06%
 ............................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                           2.05%              2.04%(c)
 ............................................................................................
 Expenses excluding indirectly paid expenses                        2.04%              2.02%(c)
 ............................................................................................
 Net investment income                                              6.08%              6.52%(c)
 ............................................................................................
Portfolio turnover rate                                              237%                86%
 ...........................................................................................
Net assets end of year (thousands)                             $ 113,136         $  110,082
 ............................................................................................



                                                                                       February 1, 1993
                                                       Year Ended July 31,             (Commencement of
                                             ----------------------------------------  Class Operations)
                                                1996        1995          1994        to July 31, 1993
 CLASS B SHARES
Net asset value beginning of year             $  6.92     $  7.38       $    7.89        $     7.07
                                              -------     -------       ---------        ----------
 .......................................................................................................
Income from investment operations
Net investment income                            0.50        0.60            0.55 (b)          0.24
 .......................................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                  ( 0.09)     ( 0.47)         ( 0.44)             0.92
                                              --------    --------      ---------        ----------
 .......................................................................................................
Total from investment operations                 0.41        0.13            0.11              1.16
                                              --------    --------      ---------        ----------
 .......................................................................................................
Less distributions from
Net investment income                          ( 0.47)     ( 0.55)         ( 0.55)          (  0.24)
 .......................................................................................................
In excess of net investment income                  0      ( 0.03)         ( 0.03)          (  0.10)
 .......................................................................................................
Tax basis return of capital                    ( 0.05)     ( 0.01)         ( 0.04)                0
                                              --------    --------      ---------        ----------
 .......................................................................................................
Total distributions                            ( 0.52)     ( 0.59)         ( 0.62)          (  0.34)
                                              --------    --------      ---------        ----------
 .......................................................................................................
Net asset value end of year                   $  6.81     $  6.92       $    7.38        $     7.89
                                              --------    --------      ---------        ----------
 .......................................................................................................
Total return (a)                                 6.21%       2.12%           1.10%            16.75%
 .......................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                        2.07%       2.06%           2.07%             2.37%(c)
 .......................................................................................................
 Expenses excluding indirectly paid expenses     2.05%         --              --                --
 .......................................................................................................
 Net investment income                           7.28%       8.58%           7.11%             7.18%(c)
 ......................................................................................................
Portfolio turnover rate                           101%         95%             92%              151%
 .......................................................................................................
Net assets end of year (thousands)           $123,389    $149,091       $ 162,866        $   35,415
 ......................................................................................................


                                                                  Year           Nine Months
                                                                  Ended             Ended
                                                             April 30, 1998   April 30, 1997 (d)
 CLASS C SHARES
Net asset value beginning of year                             $     6.84         $     6.80
                                                              ----------         ----------
 ............................................................................................
Income from investment operations
Net investment income                                               0.44 (b)           0.33
 ............................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                                       0.39               0.08
                                                              ----------         ----------
 ............................................................................................
Total from investment operations                                    0.83               0.41
                                                              ----------         ----------
 ............................................................................................
Less distributions from
Net investment income                                            (  0.43)           (  0.34)
 ............................................................................................
In excess of net investment income                                     0            (  0.03)
 ............................................................................................
Tax basis return of capital                                            0                  0
                                                              ----------         ----------
 ............................................................................................
Total distributions                                              (  0.43)           (  0.37)
                                                              ----------         ----------
 ............................................................................................
Net asset value end of year                                   $     7.24         $     6.84
                                                              ----------         ----------
 ...........................................................................................
Total return (a)                                                   12.48%              6.07%
 ............................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                           2.05%              2.04%(c)
 ............................................................................................
 Expenses excluding indirectly paid expenses                        2.05%              2.03%(c)
 ............................................................................................
 Net investment income                                              6.10%              6.52%(c)
 ............................................................................................
Portfolio turnover rate                                              237%                86%
 ...........................................................................................
Net assets end of year (thousands)                            $   19,639         $   24,304
 ............................................................................................



                                                                                       February 1, 1993
                                                       Year Ended July 31,             (Commencement of
                                             ----------------------------------------  Class Operations)
                                                 1996        1995          1994        to July 31, 1993
 CLASS C SHARES
Net asset value beginning of year              $  6.92     $  7.37      $    7.88        $     7.07
                                               -------     -------      ---------        ----------
 .......................................................................................................
Income from investment operations
Net investment income                             0.49        0.59           0.55 (b)          0.24
 .......................................................................................................
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions                                   ( 0.09)     ( 0.45)        ( 0.44)             0.91
                                               -------     -------      ---------        ----------
 .......................................................................................................
Total from investment operations                  0.40        0.14           0.11              1.15
                                               -------     -------      ---------        ----------
 .......................................................................................................
Less distributions from
Net investment income                           ( 0.47)     ( 0.55)        ( 0.55)          (  0.24)
 .......................................................................................................
In excess of net investment income                   0      ( 0.03)        ( 0.03)          (  0.10)
 .......................................................................................................
Tax basis return of capital                     ( 0.05)     ( 0.01)        ( 0.04)                0
                                               -------     -------      ---------        ----------
 .......................................................................................................
Total distributions                             ( 0.52)     ( 0.59)        ( 0.62)          (  0.34)
                                               -------     -------      ---------        ----------
 .......................................................................................................
Net asset value end of year                    $  6.80     $  6.92      $    7.37        $     7.88
                                               -------     -------      ---------        ----------
 .......................................................................................................
Total return (a)                                  6.07%       2.27%          1.09%            16.61%
 .......................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                         2.07%       2.08%          2.07%             2.25%(c)
 .......................................................................................................
 Expenses excluding indirectly paid expenses      2.05%         --             --                --
 .......................................................................................................
 Net investment income                            7.29%       8.56%          7.09%             7.35%(c)
 ......................................................................................................
Portfolio turnover rate                            101%         95%            92%              151%
 .......................................................................................................
Net assets end of year (thousands)             $31,816     $46,221      $  59,228        $   19,706
 ......................................................................................................

(a)  Excluding applicable sales charges.
(b)  Calculation based on average shares outstanding.
(c)  Annualized.
(d) The Fund changed its fiscal year end from July 31 to April 30 during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund



                             Financial Highlights

                 (For a share outstanding throughout each year)


                                                                                                             January 13, 1997
                                                                                                 Year        (Commencement of
                                                                                                 Ended       Class Operations)
                                                                                            April 30, 1998   to April 30, 1997
 CLASS  Y  SHARES
Net asset value beginning of year                                                             $    6.65        $     7.03
                                                                                              ---------        ----------
 .............................................................................................................................
Income from investment operations
Net investment income                                                                              0.46 (b)             0
 .............................................................................................................................
Net realized and unrealized gain (loss) on investments and                                         0.41          (   0.20)
                                                                                              ---------        ----------
  foreign currency related transactions
 .............................................................................................................................
Total from investment operations                                                                   0.87          (   0.20)
                                                                                              ---------        ----------
 .............................................................................................................................
Less distributions from
Net investment income                                                                           (  0.48)         (   0.17)
 .............................................................................................................................
In excess of net investment income                                                                    0          (   0.01)
                                                                                              ---------        ----------
 .............................................................................................................................
Total distributions                                                                             (  0.48)         (   0.18)
                                                                                              ---------        ----------
 .............................................................................................................................
Net asset value end of year                                                                   $    7.04        $     6.65
                                                                                              ---------        ----------
 .............................................................................................................................
Total return                                                                                      13.46%         (   2.87)%
 .............................................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                                                          1.01%             0.00%(a)
 .............................................................................................................................
 Expenses excluding indirectly paid expenses                                                       1.00%             0.00%(a)
 .............................................................................................................................
 Net investment income                                                                             6.83%             0.00%(a)
 .............................................................................................................................
Portfolio turnover rate                                                                             237%               86%
 .............................................................................................................................
Net assets end of period (thousands)                                                          $   1,442        $        0
 ............................................................................................................................

(a)  Annualized.
(b)  Calculation based on average shares outstanding.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund




                              Financial Highlights

                 (For a share outstanding throughout each year)


                                   Year            Ten Months            Year
                                   Ended              Ended             Ended
                              April 30, 1998   April 30, 1997 (d)   June 30, 1996
 CLASS A SHARES
Net asset value
 beginning of year              $   9.39          $     9.42          $   9.65
                                --------          ----------          --------
 .................................................................................
Income from investment
 operations
Net investment income               0.61                0.52              0.63
 .................................................................................
Net realized and unrealized
 gain (loss) on investments         0.29             (  0.03)          (  0.23)
                                --------          ----------          --------
 .................................................................................
Total from investment
 operations                         0.90                0.49              0.40
                                --------          ----------          --------
 .................................................................................
Less distributions from net
 investment income               (  0.61)            (  0.52)          (  0.63)
                                --------          ----------          --------
 .................................................................................
Net asset value end of year     $   9.68          $     9.39          $   9.42
                                --------          ----------          --------
 .................................................................................
Total return (a)                    9.78%               5.30%             4.28%
 .................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                           1.03%               0.98%(b)          0.99%
 .................................................................................
 Expenses excluding
  indirectly paid expenses          1.03%               0.98%(b)            --
 .................................................................................
 Expenses excluding waivers
  and/or reimbursements             1.03%               0.98%(b)          0.99%
 .................................................................................
 Net investment income              6.25%               6.60%(b)          6.61%
 .................................................................................
Portfolio turnover rate               21%                 12%               23%
 .................................................................................
Net assets end of year
 (thousands)                   $  40,136          $   17,913         $  20,345
 .................................................................................



                                                                        January 11, 1993
                                  Six Months             Year           (Commencement of
                                    Ended               Ended         Class Operations) to
                              June 30, 1995 (c)   December 31, 1994    December 31, 1993
 CLASS A SHARES
Net asset value
 beginning of year               $     9.07          $    10.05          $     10.00
                                 ----------          ----------          -----------
 .........................................................................................
Income from investment
 operations
Net investment income                  0.33                0.66                 0.68
 .........................................................................................
Net realized and unrealized
 gain (loss) on investments            0.58            (   0.98)                0.05
                                 ----------          ----------          -----------
 .........................................................................................
Total from investment
 operations                            0.91            (   0.32)                0.73
                                 ----------          ----------          -----------
 .........................................................................................
Less distributions from net
 investment income                  (  0.33)           (   0.66)            (   0.68)
                                 ----------          ----------          -----------
 .........................................................................................
Net asset value end of year      $     9.65          $     9.07          $     10.05
                                 ----------          ----------          -----------
 ........................................................................................
Total return (a)                      10.17%           (   3.18)%               7.43%
 .........................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                              1.04%(b)            0.96%                0.68%(b)
 .........................................................................................
 Expenses excluding
  indirectly paid expenses               --                  --                   --
 .........................................................................................
 Expenses excluding waivers
  and/or reimbursements                1.05%(b)            1.00%                0.99%(b)
 .........................................................................................
 Net investment income                 7.07%(b)            6.97%                6.93%(b)
 .........................................................................................
Portfolio turnover rate                   0%                 19%                  39%
 .........................................................................................
Net assets end of year
 (thousands)                     $   22,445          $   23,706          $    38,851
 ........................................................................................


                                   Year            Ten Months            Year
                                   Ended              Ended             Ended
                              April 30, 1998   April 30, 1997 (d)   June 30, 1996
 CLASS B SHARES
Net asset value
 beginning of year               $   9.39         $     9.42          $   9.65
                                 --------         ----------          --------
 .................................................................................
Income from investment
 operations
Net investment income                0.53               0.46              0.56
 .................................................................................
Net realized and unrealized
 gain (loss) on investments          0.29            (  0.03)          (  0.23)
                                 --------         ----------          --------
 .................................................................................
Total from investment
 operations                          0.82               0.43              0.33
                                 --------         ----------          --------
 ................................................................................
Less distributions from net
 investment income                (  0.53)           (  0.46)          (  0.56)
                                 --------         ----------          --------
 .................................................................................
Net asset value end of year      $   9.68         $     9.39          $   9.42
                                 --------         ----------          --------
 .................................................................................
Total return (a)                     8.96%              4.65%             3.50%
 .................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                            1.78%              1.73%(b)          1.74%
 .................................................................................
 Expenses excluding
  indirectly paid expenses           1.78%              1.73%(b)            --
 .................................................................................
 Expenses excluding waivers
  and/or reimbursements              1.78%              1.73%(b)          1.74%
 .................................................................................
 Net investment income               5.56%              5.85%(b)          5.85%
 ................................................................................
Portfolio turnover rate                21%                12%               23%
 .................................................................................
Net assets end of year
 (thousands)                     $130,576         $  142,371          $165,988
 .................................................................................



                                                                        January 11, 1993
                                  Six Months             Year           (Commencement of
                                    Ended               Ended         Class Operations) to
                              June 30, 1995 (c)   December 31, 1994    December 31, 1993
 CLASS B SHARES
Net asset value
 beginning of year               $     9.07          $    10.05          $     10.00
                                 ----------          ----------          -----------
 .........................................................................................
Income from investment
 operations
Net investment income                  0.29                0.61                 0.63
 .........................................................................................
Net realized and unrealized
 gain (loss) on investments            0.58            (   0.98)                0.05
                                 ----------          ----------          -----------
 .........................................................................................
Total from investment
 operations                            0.87            (   0.37)                0.68
                                 ----------          ----------          -----------
 .........................................................................................
Less distributions from net
 investment income                  (  0.29)           (   0.61)            (   0.63)
                                 ----------          ----------          -----------
 .........................................................................................
Net asset value end of year      $     9.65          $     9.07          $     10.05
                                 ----------          ----------          -----------
 .........................................................................................
Total return (a)                       9.76%           (   3.75)%               6.91%
 .........................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                              1.79%(b)            1.54%                1.19%(b)
 .........................................................................................
 Expenses excluding
  indirectly paid expenses               --                  --                   --
 .........................................................................................
 Expenses excluding waivers
  and/or reimbursements                1.80%(b)            1.58%                1.50%(b)
 .........................................................................................
 Net investment income                 6.32%(b)            6.42%                6.44%(b)
 .........................................................................................
Portfolio turnover rate                   0%                 19%                  39%
 .........................................................................................
Net assets end of year
 (thousands)                     $  192,490          $  195,571          $   236,696
 .........................................................................................

(a)  Excluding applicable sales charges.
(b)  Annualized.
(c)  The Fund changed its fiscal year end from December 31 to June 30.
(d)  The Fund changed its fiscal year end from June 30 to April 30.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund



                              Financial Highlights

                 (For a share outstanding throughout each year)


                                                             Year            Ten Months
                                                             Ended              Ended
                                                        April 30, 1998   April 30, 1997 (d)
 CLASS C SHARES
Net asset value beginning of year                         $   9.39          $     9.42
                                                          --------          ----------
 ...........................................................................................
Income from investmet operations
Net investment income                                         0.53                0.46
 ...........................................................................................
Net realized and unrealized gain (loss) on investments        0.29             (  0.03)
                                                          --------          ----------
 ...........................................................................................
Total from investment operations                              0.82                0.43
                                                          --------          ----------
 ...........................................................................................
Less distributions from net investment income              (  0.53)            (  0.46)
                                                         ---------          ----------
 ...........................................................................................
Net asset value end of year                               $   9.68          $     9.39
                                                         ---------          ----------
 ...........................................................................................
Total return (a)                                              8.96%               4.65%
 ...........................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                     1.78%               1.73%(b)
 ...........................................................................................
 Expenses excluding indirectly paid expenses                  1.78%               1.73%(b)
 ...........................................................................................
 Expenses excluding waivers and/or reimbursements             1.78%               1.73%(b)
 ...........................................................................................
 Net investment income                                        5.49%               5.85%(b)
 ...........................................................................................
Portfolio turnover rate                                         21%                 12%
 ...........................................................................................
Net assets end of year (thousands)                        $  5,697          $      455
 ...........................................................................................



                                                                                             September 2, 1994
                                                             Year           Six Months        (Commencement of
                                                            Ended             Ended         Class Operations) to
                                                        June 30, 1996   June 30, 1995 (c)    December 31, 1994
 CLASS C SHARES
Net asset value beginning of year                         $   9.65         $     9.07          $      9.39
                                                          --------         ----------          -----------
 ...............................................................................................................
Income from investmet operations
Net investment income                                         0.56               0.29                 0.20
 ...............................................................................................................
Net realized and unrealized gain (loss) on investments     (  0.23)              0.58             (   0.32)
                                                          ---------        ----------          -----------
 ...............................................................................................................
Total from investment operations                              0.33               0.87             (   0.12)
                                                          ---------        ----------          -----------
 ...............................................................................................................
Less distributions from net investment income              (  0.56)           (  0.29)            (   0.20)
                                                          ---------        ----------          -----------
 ..............................................................................................................
Net asset value end of year                               $   9.42         $     9.65          $      9.07
                                                          ---------        ----------          -----------
 ...............................................................................................................
Total return (a)                                              3.50%              9.76%            (   1.30)%
 ...............................................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                                                     1.74%              1.79%(b)             1.71%(b)
 ...............................................................................................................
 Expenses excluding indirectly paid expenses                    --                 --                   --
 ..............................................................................................................
 Expenses excluding waivers and/or reimbursements             1.74%              1.80%(b)             1.75%(b)
 ...............................................................................................................
 Net investment income                                        5.87%              6.36%(b)             6.70%(b)
 ...............................................................................................................
Portfolio turnover rate                                         23%                 0%                  19%
 ...............................................................................................................
Net assets end of year (thousands)                        $    649         $      350          $       266
 ...............................................................................................................

(a)  Excluding applicable sales charges.
(b)  Annualized.
(c)  The Fund changed its fiscal year end from December 31 to June 30.
(d)  The Fund changed its fiscal year end from June 30 to April 30.

                                   Year            Ten Months            Year
                                   Ended              Ended             Ended
                              April 30, 1998   April 30, 1997 (c)   June 30, 1996
 CLASS  Y SHARES
Net asset value
 beginning of year               $   9.39         $     9.42          $   9.65
                                 --------         ----------          --------
 .................................................................................
Income from investment
 operations
Net investment income                0.63               0.54              0.66
 .................................................................................
Net realized and unrealized
 gain (loss) on investments          0.29            (  0.03)          (  0.23)
                                 --------         ----------          --------
 .................................................................................
Total from investment
 operations                          0.92               0.51              0.43
                                 --------         ----------          --------
 .................................................................................
Less distributions from net
 investment income                (  0.63)           (  0.54)          (  0.66)
                                 --------         ----------          --------
 ................................................................................
Net asset value end of year      $   9.68         $     9.39          $   9.42
                                 --------         ----------          --------
 .................................................................................
Total return                        10.05%              5.52%             4.54%
 .................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                            0.78%              0.73%(a)          0.74%
 .................................................................................
 Expenses excluding
  indirectly paid expenses           0.78%              0.73%(a)            --
 .................................................................................
 Expenses excluding waivers
  and/or reimbursements              0.78%              0.73%(a)          0.74%
 .................................................................................
 Net investment income               6.55%              6.85%(a)          6.86%
 .................................................................................
Portfolio turnover rate                21%                12%               23%
 .................................................................................
Net assets end of year
 (thousands)                     $155,836         $  127,099          $121,569
 .................................................................................



                                                                       September 2, 1993
                                  Six Months             Year           (Commencement of
                                    Ended               Ended         Class Operations) to
                              June 30, 1995 (b)   December 31, 1994    December 31, 1993
 CLASS  Y SHARES
Net asset value
 beginning of year               $     9.07          $    10.05          $     10.25
                                 ----------          ----------          -----------
 .........................................................................................
Income from investment
 operations
Net investment income                  0.34                0.69                 0.25
 .........................................................................................
Net realized and unrealized
 gain (loss) on investments            0.58            (   0.98)            (   0.20)
                                 ----------          ----------          -----------
 .........................................................................................
Total from investment
 operations                            0.92            (   0.29)                0.05
                                 ----------          ----------          -----------
 .........................................................................................
Less distributions from net
 investment income                  (  0.34)           (   0.69)            (   0.25)
                                 ----------          ----------          -----------
 .........................................................................................
Net asset value end of year      $     9.65          $     9.07          $     10.05
                                 ----------          ----------          -----------
 .........................................................................................
Total return                          10.30%           (   2.94)%               0.49%
 .........................................................................................
Ratios/supplemental data
Ratios to average net assets
 Expenses                              0.79%(a)            0.71%                0.48%(a)
 .........................................................................................
 Expenses excluding
  indirectly paid expenses               --                  --                   --
 ........................................................................................
 Expenses excluding waivers
  and/or reimbursements                0.80%(a)            0.75%                0.79%(a)
 .........................................................................................
 Net investment income                 7.31%(a)            7.27%                7.20%(a)
 ........................................................................................
Portfolio turnover rate                   0%                 19%                  39%
 .........................................................................................
Net assets end of year
 (thousands)                     $   16,934          $   15,595          $    14,486
 .........................................................................................

(a)  Annualized.
(b)  The Fund changed its fiscal year end from December 31 to June 30.
(c)  The Fund changed its fiscal year end from June 30 to April 30.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Diversified Bond Fund



                            Schedule of Investments

                                 April 30, 1998





        Principal
        Amount                                                         Value
ASSET-BACKED SECURITIES -- 6.5%
      $3,500,000        Carco Auto Loan Master Trust,
                         Series 1997-1, Class A,
                         (Est. Maturity 2004) (a),
                         6.689%, 8/15/04 .... ..................... $  3,514,770
       3,100,000        Corestates Home Equity Trust,
                         Series 1996-1, Class A4,
                         (Est. Maturity 2003) (a),
                         7.00%, 6/15/12 ...........................    3,137,297
                        Merrill Lynch Mortgage Investors,
                         Incorporated:
             156         Series 1991-D, Class A
                         (Est. Maturity 1998) (a),
                         9.00%, 7/15/11 ...........................          158
       3,203,181         Series 1991-G, Class B
                         (Est. Maturity 2000) (a),
                         9.15%, 10/15/11 ..........................    3,257,218
       1,639,411         Series 1992-B, Class B
                         (Est. Maturity 1999) (a),
                         8.50%, 4/15/12 ...........................    1,642,985
       3,806,330         Series 1992-D, Class B
                         (Est. Maturity 2001) (a),
                         8.50%, 7/15/17 ...........................    4,031,627
       5,000,000         Series 1996-C1, Class B
                         (Est. Maturity 2006) (a),
                         7.42%, 4/25/28 ...........................    5,240,625
       3,300,000        Southern Pacific Secured Assets
                         Corporation,
                         Series 1996-3, Class A4,
                         (Est. Maturity 2002) (a),
                         7.60%, 10/25/27 ..........................    3,377,344
         555,000        University Support Services,
                         Incorporated,
                         (Est. Maturity 1999) (a),
                         8.975%, 11/1/07 ..........................      553,266
       5,000,000        Western Financial Owner Trust,
                         Series 1997-C, Class CTFS,
                         (Est. Maturity 2001) (a),
                         6.30%, 3/20/05 ...........................    4,990,937
       2,100,000        World Omni Automobile Lease,
                         Securitization Trust,
                         Series 1997-A, Class A4,
                         (Est. Maturity 2001) (a),
                         6.90%, 6/25/03 ...........................    2,134,125
       5,000,000        Zale Funding Trust,
                         Series 94-1, Class A2,
                         (Est. Maturity 1999) (a),
                         7.325%, 3/15/03 ..........................    5,070,312
                                                                      ----------
                        Total Asset-Backed Securities
                         (cost $36,167,469)........................   36,950,664
                                                                      ----------
CORPORATE BONDS -- 51.8%
                        Advertising & Related
                         Services -- 1.3%
       2,800,000        Hollinger International,
                         Sr. Notes (Subord.),
                         9.25%, 2/1/06 ............................    2,912,000
       3,000,000        K-III Communications Corporation,
                         Sr. Notes,
                         8.50%, 2/1/06 ............................    3,045,000
       1,250,000        Lamar Advertising Company,
                         Sr. Notes (Subord.),
                         9.625%, 12/1/06 ..........................    1,331,250
                                                                      ----------
                                                                       7,288,250
                                                                      ----------


        Principal
        Amount                                          Value
CORPORATE BONDS -- continued
                        Aerospace & Defense -- 1.6%
      $5,000,000        Northrop Grumman Corporation,
                         Deb.,
                         9.375%, 10/15/24 .........................   $5,903,500
       3,000,000        Raytheon Company,
                         Deb.,
                         6.75%, 3/15/18 ...........................    3,001,950
                                                                      ----------
                                                                       8,905,450
                                                                      ----------
                        Automotive Equipment &
                          Manufacturing -- 0.3%
       2,000,000        Walbro Corporation,
                         Sr. Notes,
                         10.125%, 12/15/07 (c) ......................  2,015,000
                                                                      ----------
                        Building, Construction &
                         Furnishings -- 0.7%
       3,000,000        Glenborough Realty Trust,
                         Sr. Notes,
                         7.625%, 3/15/05 (c) ......................    2,987,344
         750,000        MDC Holdings, Incorporated,
                         Sr. Notes,
                         8.375%, 2/1/08 ...........................      751,875
                                                                      ----------
                                                                       3,739,219
                                                                      ----------
                        Cable / Other Video
                         Distribution -- 0.8%
       2,000,000        Galaxy Telecom, LP,
                         Sr. Notes (Subord.),
                         12.375%, 10/1/05 .........................    2,220,000
       2,000,000        Pegasus Communications
                         Corporation,
                         Series B, Sr. Notes,
                         9.625%, 10/15/05 .........................    2,090,000
                                                                      ----------
                                                                       4,310,000
                                                                      ----------
                        Chemical & Agricultural
                         Products -- 2.0%
       1,450,000         Huntsman Polymers Corporation,
                         Sr. Notes,
                         11.75%, 12/1/04 ..........................    1,595,000
       3,850,000        Occidental Petroleum
                         Corporation,
                         Deb.,
                         9.25%, 8/1/19 ............................    4,675,286
       1,250,000        Polymer Group,
                         Incorporated,
                         Series B, Sr. Notes
                         (Subord.),
                         9.00%, 7/1/07 ............................    1,284,375
       3,500,000        Waste Management,
                         Incorporated,
                         Deb.,
                         7.65%, 3/15/11 ...........................    3,694,355
                                                                      ----------
                                                                      11,249,016
                                                                      ----------
                        Communication Systems &
                         Services -- 0.2%
         950,000        TCI Communications,
                         Incorporated,
                         Deb.,
                         8.75%, 8/1/15 ............................    1,103,501
                                                                      ----------
                        Consumer Products &
                         Services -- 1.9%
       1,000,000        Consumers International,
                         Incorporated,
                         Sr. Secd. Notes,
                         10.25%, 4/1/05 (c) .......................    1,100,000

                                   EVERGREEN
                             Diversified Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                         Value
CORPORATE BONDS -- continued
                        Consumer Products &
                         Services -- continued
     $  2,500,000       Coty, Incorporated,
                         Sr. Notes (Subord.),
                         10.25%, 5/1/05 ...........................  $ 2,650,000
        1,975,000       Dryper's Corporation,
                         Series B, Sr. Notes,
                         10.25%, 6/15/07 ..........................    2,034,250
        2,000,000       ISP Holdings,
                         Incorporated,
                         Series B, Sr. Notes,
                         9.75%, 2/15/02 ...........................    2,112,500
        3,000,000       Scotts and Sons
                         Company,
                         Sr. Notes (Subord.),
                         9.875%, 8/1/04 ...........................    3,206,250
                                                                     -----------
                                                                      11,103,000
                                                                     -----------
                        Diversified Companies -- 1.0%
        5,000,000       Grand Metropolitan Investment
                         Corporation,
                         Guaranteed Sr. Notes,
                         7.45%, 4/15/35 ...........................    5,597,950
                                                                     -----------
                        Finance &
                         Insurance -- 17.4%
        4,750,000       Amsouth
                         Bancorporation,
                         Deb. (Subord.),
                         6.75%, 11/1/25 ...........................    4,881,242
        5,000,000       Commercial Credit
                         Group,
                         Incorporated,
                         Notes,
                         10.00%, 5/15/09 ..........................    6,349,850
        4,000,000       IBJ Preferred Capital
                         Corporation,
                         8.79%, 12/29/49 (c) ......................    3,875,000
        9,000,000       John Hancock Mutual
                         Life
                         Insurance Company,
                         Notes
                         7.375%, 2/15/24 (c) ......................    9,529,470
        4,000,000       Liberty Mutual
                         Insurance Company,
                         Notes,
                         7.697%, 10/15/2097 (c) ...................    4,230,800
       10,500,000       MBIA, Incorporated,
                         Deb.,
                         9.375%, 2/15/11 ..........................   13,004,040
        9,000,000       Mellon Bank Capital
                         II,
                         Series B, Deb.,
                         7.995%, 1/15/27 ..........................    9,523,440
        1,500,000       National Westminster
                         Bancorp,
                         Deb.,
                         9.375%, 11/15/03 .........................    1,708,305
       10,000,000       Nationwide CSN Trust,
                         Sr. Notes, (c),
                         9.875%, 2/15/25 ..........................   11,510,500
                        Paine Webber Group,
                         Incorporated:
        3,000,000        Notes,
                         8.25%, 5/1/02 ............................    3,191,160
        5,000,000        Notes (Subord.),
                         7.75%, 9/1/02 ............................    5,233,700
        6,300,000       Prudential Life
                         Insurance Corporation,
                         Notes,
                         7.125%, 7/1/07 (c) .......................    6,533,919
        3,250,000       Reliance Group
                         Holdings,
                         Incorporated,
                         Sr. Deb. (Subord.),
                         9.75%, 11/15/03 ..........................    3,391,960
        5,250,000       Southtrust Bank,
                         Notes (Subord.),
                         6.565%, 12/15/27 .........................    5,406,450


        Principal
        Amount                                          Value
CORPORATE BONDS -- continued
                        Finance & Insurance -- continued
     $ 10,000,000       SunLife Canada US
                         Capital Trust I,
                         Capital Securities,
                         8.526%, 5/29/49 (c) ......................  $11,125,500
                                                                     -----------
                                                                      99,495,336
                                                                     -----------
                        Food & Beverage
                         Products -- 0.6%
                        Aurora Foods,
                         Incorporated:
        2,000,000        Series B, Sr. Notes (Subord.),
                         9.875%, 2/15/07 ..........................    2,150,000
        1,000,000        Series D, Sr. Notes
                         (Subord.),
                         9.875%, 2/15/07 ..........................    1,075,000
                                                                     -----------
                                                                       3,225,000
                                                                     -----------
                        Gaming -- 1.4%
        3,300,000       Boyd Gaming
                         Corporation,
                         Sr. Notes (Subord.),
                         9.50%, 7/15/07 ...........................    3,489,750
                        Horseshoe Gaming,
                          Series B, Sr. Notes
                         (Subord.):
        1,250,000        9.375%, 6/15/07 .........................     1,340,625
        3,000,000        12.75%, 9/30/00 .........................     3,315,000
                                                                     -----------
                                                                       8,145,375
                                                                     -----------
                        Healthcare Products &
                         Services -- 2.9%
        3,000,000       Bayer Corporation,
                         Notes,
                         7.125%, 10/1/15 (c) ......................    3,130,260
        3,000,000       Boston Scientific
                         Corporation,
                         Notes,
                         6.625%, 3/15/05 ..........................    3,009,600
        2,800,000       Genesis Health
                         Ventures,
                         Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 10/1/06 ...........................    2,884,000
        5,000,000       Medpartners,
                         Incorporated,
                         Sr. Notes (Subord.),
                         6.875%, 9/1/00 ...........................    4,768,900
        2,550,000       Paragon Health
                         Network,
                         Incorporated,
                         Sr. Notes (Subord.),
                         9.50%, 11/1/07 ...........................    2,588,250
                                                                     -----------
                                                                      16,381,010
                                                                     -----------
                        Industrial Specialty
                         Products &
                            Services -- 0.2%
        1,000,000       Morris Materials
                         Handling,
                         Incorporated,
                         Sr. Notes,
                         9.50%, 4/1/08 (c) ........................      995,000
                                                                     -----------
                        Information Services &
                         Technology -- 1.4%
        3,500,000       Comdisco,
                         Incorporated,
                         Notes,
                         6.125%, 1/15/03 ..........................    3,448,025
        3,800,000       Unisys Corporation,
                         Sr. Notes,
                         11.75%, 10/15/04 .........................    4,370,000
                                                                     -----------
                                                                       7,818,025
                                                                     -----------

                                   EVERGREEN
                             Diversified Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                       Value
CORPORATE BONDS -- continued
                        Leisure & Tourism -- 0.4%
     $  2,250,000       Six Flags Theme Parks, Incorporated,
                         Series A, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 9.61%) (b),
                         0.00%, 6/15/05 .....................     $ 2,528,438
                                                                  -----------
                        Machinery -- Diversified -- 1.8%
          800,000       Eagle Picher Industrial Incorporated,
                         Sr. Notes (Subord.),
                         9.375%, 3/1/08 (c) .................         814,000
        8,850,000       John Deere Capital Corporation,
                         Deb.,
                         8.625%, 8/1/19 .....................       9,644,730
                                                                  -----------
                                                                   10,458,730
                                                                  -----------
                        Metals & Mining -- 0.2%
        1,500,000       WHX Corporation,
                         Sr. Notes,
                         10.50%, 4/15/05 (c) ................       1,530,000
                                                                  -----------
                        Metal Products & Services -- 0.5%
        2,000,000       AK Steel Corporation,
                         Sr. Notes,
                         10.75%, 4/1/04 .....................       2,137,500
        1,000,000       Ameristeel Corporation,
                         Sr. Notes,
                         8.75%, 4/15/08 (c) .................       1,007,500
                                                                  -----------
                                                                    3,145,000
                                                                  -----------
                        Oil / Energy -- 4.0%
        2,500,000       Atlantic Richfield Company,
                         Deb.,
                         9.875%, 3/1/16 .....................       3,339,525
        2,800,000       Benton Oil and Gas Company,
                         Sr. Notes,
                         9.375%, 11/1/07 ....................       2,800,000
        2,250,000       Cross Timbers Oil Company,
                         Series B, Sr. Notes (Subord.),
                         8.75%, 11/1/09 .....................       2,295,000
        1,050,000       HS Resources, Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 11/15/06 (e) ................       1,081,500
        3,000,000       Petroleum Geo Services ASA,
                         Sr. Notes,
                         6.625%, 3/30/08 ....................       2,993,490
        2,000,000       R & B Falcon Corporation,
                         Sr. Notes,
                         6.95%, 4/15/08 (c) .................       1,981,600
        1,500,000       Transamerican Energy Corporation,
                         Series B, Sr. Secd. Notes,
                         11.50%, 6/15/02 ....................       1,488,750
                        Transocean Offshore, Incorporated:
        2,500,000         Deb.,
                         8.00%, 4/15/27 .....................       2,833,750
        4,000,000        Notes,
                         7.45%, 4/15/27 .....................       4,302,320
                                                                  -----------
                                                                   23,115,935
                                                                  -----------
                        Publishing, Broadcasting &
                           Entertainment -- 2.3%
        1,800,000       American Lawyer Media,
                         Incorporated,
                         Sr. Notes,
                         9.75%, 12/15/07 (c) ................       1,890,000


        Principal
        Amount                                                      Value
CORPORATE BONDS -- continued
                        Publishing, Broadcasting &
                         Entertainment -- continued
     $  2,000,000       SFX Broadcasting,
                         Incorporated,
                         Series B, Sr. Notes (Subord.),
                         10.75%, 5/15/06 ....................     $ 2,200,000
        3,300,000       Sinclair Broadcast Group,
                         Incorporated,
                         Sr. Notes (Subord.),
                         10.00%, 9/30/05 (e) ................       3,531,000
                        Time Warner, Incorporated:
        7,000,000        Deb. (Eff. Yield 5.74%) (b),
                         0.00%, 1/15/36 .....................       2,326,170
        1,750,000        Deb.,
                         6.95%, 1/15/28 .....................       1,712,550
        1,250,000         Deb.,
                         8.05%, 1/15/16 .....................       1,347,150
                                                                  -----------
                                                                   13,006,870
                                                                  -----------
                        Retailing & Wholesale -- 0.4%
        1,800,000       Sears Roebuck and Company,
                         Notes,
                         10.00%, 2/3/12 .....................       2,370,384
                                                                  -----------
                        Telecommunication Services &
                               Equipment -- 4.2%
       10,250,000       Bellsouth Capital Funding Corporation,
                         Deb.,
                         7.12%, 7/15/2097 ...................      10,753,582
        1,800,000       Centennial Cellular Corporation,
                         Sr. Notes,
                         8.875%, 11/1/01 ....................       1,854,000
        1,800,000       Century Communications Corporation,
                         Sr. Disc. Notes,
                         (Eff. Yield 9.05%) (b),
                         0.00%, 1/15/08 .....................         787,500
        2,500,000       General Electric Capital Corporation,
                         Deb.,
                         8.75%, 5/21/07 .....................       2,924,925
        2,500,000       GTE Florida, Incorporated,
                         Deb.,
                         6.86%, 2/1/28 ......................       2,533,050
        2,000,000       Pacific Bell,
                         Notes,
                         6.125%, 2/15/08 (e) ................       1,977,800
        2,000,000       Talton Holdings, Incorporated,
                         Series B, Sr. Notes,
                         11.00%, 6/30/07 ....................       2,180,000
        1,150,000       Telewest PLC,
                         Sr. Disc. Deb., Step Bond,
                         (Eff. Yield 9.82%) (b),
                         0.00%, 10/1/07 .....................         925,750
                                                                  -----------
                                                                   23,936,607
                                                                  -----------
                        Textile & Apparel -- 0.5%
        2,800,000       Delta Mills, Incorporated,
                         Series B, Sr. Notes,
                         9.625%, 9/1/07 .....................       2,856,000
                                                                  -----------
                        Transportation -- 3.8%
        2,000,000       Airplanes Pass Through Trust,
                         Series 1, Class D,
                         10.875%, 3/15/19 ...................       2,253,160
        2,000,000       Coach USA, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         9.375%, 7/1/07 .....................       2,080,000

                                   EVERGREEN
                             Diversified Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                           Value
CORPORATE BONDS -- continued
                         Transportation -- continued
     $  7,000,000        Golden State Petroleum
                         Transportation Corporation,
                         1st Mtge. Notes,
                         8.04%, 2/1/19 .......................     $ 7,319,375
        2,000,000        Hayes Wheels International,
                         Series B, Sr. Notes (Subord.),
                         9.125%, 7/15/07 .....................       2,110,000
        2,700,000        Hvide Marine, Incorporated,
                         Sr. Notes,
                         8.375%, 2/15/08 (c) .................       2,629,125
        5,250,000        Norfolk Southern Corporation,
                         Notes,
                         7.05%, 5/1/37 .......................       5,533,658
                                                                   -----------
                                                                    21,925,318
                                                                   -----------
                         Total Corporate Bonds
                         (cost $287,934,003)..................     296,244,414
                                                                   -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.8%
        5,000,000        Credit Suisse First Boston Mortgage,
                         Series 1997-C1, Class A1C,
                         (Est. Maturity 2006) (a),
                         7.24%, 4/20/07 ......................       5,215,625
        6,249,571        Criimi Mae Financial Corporation,
                         Series 1, Class A,
                         (Est. Maturity 2004) (a),
                         7.00%, 1/1/33 .......................       6,241,759
        1,000,000        FFCA Secured Lending Corporation,
                         Series 1997-1, Class B1,
                         (Est. Maturity 2009) (a),
                         7.74%, 6/18/13 ......................       1,057,344
                         FHA Charles River Mortgage,
                          (Est. Maturity 2001) (a):
        6,719,219         9.125%, 8/1/34 .....................       7,235,591
        4,987,979         10.25%, 8/1/34 .....................       5,284,166
        5,000,000        FHLMC,
                         Series 47, Class A,
                         (Est. Maturity 2004) (a),
                         5.00%, 2/25/22 ......................       4,617,188
        2,708,038        Financial Asset Securitization
                         Incorporated,
                         Series 1997-NAM2, Class B2,
                         (Est. Maturity 2005) (a),
                         7.88%, 7/25/27 ......................       2,758,374
       12,510,527        FNMA,
                         Series 1993-248, Class SA,
                         (Est. Maturity 2004) (a),
                         4.068%, 8/25/23 .....................      10,507,216
        3,745,000        GE Capital Mortgage Services
                         Incorporated,
                         Series 1994-27, Class A6,
                         (Est. Maturity 2014) (a),
                         6.50%, 7/25/24 ......................       3,533,145
        9,871,803        Independent National Mortgage
                         Corporation,
                         Series 1997-A, Class A,
                         (Est. Maturity 2004) (a),
                         7.79%, 12/26/26 (c) .................       9,926,666
        1,059,428        KS Mortgage Capital, LP,
                         Series 1995-1, Class A1,
                         (Est. Maturity 2001) (a),
                         7.24%, 4/20/02 (c) ..................       1,067,042
        2,064,103        Marine Midland Bank,
                         Series 1991-3, Class B1,
                         (Est. Maturity 1998) (a),
                         8.00%, 12/25/22 .....................       2,072,488


        Principal
        Amount                                                           Value
COLLATERALIZED MORTGAGE OBLIGATIONS -- continued
     $  3,000,000        Merrill Lynch Mortgage Investors,
                         Incorporated,
                         Series 1997-C2, Class B,
                         (Est. Maturity 2008) (a),
                         6.63%, 12/10/29 .....................     $ 3,037,969
        2,700,000        Merrill Lynch Trust,
                         Series 35, Class G,
                         (Est. Maturity 2001) (a),
                         8.45%, 11/1/18 ......................       2,816,424
          923,825        Mid State Trust,
                         Series 6, Class A3,
                         (Est. Maturity 2005) (a),
                         7.54%, 7/1/35 .......................         941,821
        3,300,000        Morgan Stanley Capital I Incorporated,
                         Commercial Mtge. Certificate
                         Series 1997-C1, Class B,
                         (Est. Maturity 2007) (a),
                         7.69%, 2/15/20 ......................       3,539,250
        1,000,000        Nomura Asset Securities Corporation,
                         Series 1998-D6, Class A3,
                         (Est. Maturity 2013) (a),
                         6.98%, 3/17/28 (c) ..................       1,008,750
       12,204,557        Nomura Depositor Trust,
                         Series 1998-STIA, Class A1,
                         (Est. Maturity 2003) (a),
                         5.91%, 1/15/03 ......................      12,254,138
                         Paine Webber Mortgage Acceptance
                         Corporation IV:
        2,808,487         Series 1993-4, Class M1
                         (Est. Maturity 2003) (a),
                         7.50%, 5/25/23 ......................       2,833,939
           95,987         Series 1993-5, Class A3
                         (Est. Maturity 1998) (a),
                         6.875%, 6/25/08 .....................          95,689
                         PNC Mortgage Securities Corporation:
        6,825,948         Series 1997-4, Class 2PP1,
                         (Est. Maturity 2000) (a),
                         7.50%, 7/25/27 ......................       6,892,074
        2,482,051         Series 1997-4, Class 2PP3,
                         (Est. Maturity 2008) (a),
                         7.25%, 7/25/27 ......................       2,467,345
        5,000,000        Residential Asset Securitization Trust,
                         Series 1996-A3, Class A9,
                         (Est. Maturity 2004) (a),
                         7.50%, 7/25/26 ......................       5,089,062
        1,500,000        Resolution Trust Corporation,
                         Series 1995-1, Class A2C,
                         (Est. Maturity 1999) (a),
                         7.50%, 10/25/28 .....................       1,518,516
                                                                   -----------
                         Total Collateralized Mortgage
                         Obligations (cost $99,014,033).......     102,011,581
                                                                   -----------
FOREIGN BONDS (U.S. DOLLARS) -- 7.2%
        2,650,000        Aztec Holdings SA DE CV,
                         Sr. Secd. Notes,
                         11.00%, 6/15/02 .....................       2,742,750
          500,000        Eletson Holdings, Incorporated,
                         1st Preferred Mtge. Notes,
                         9.25%, 11/15/03 .....................         512,500
        1,175,000        Fundy Cable Ltd.,
                         Sr. Secd. 2nd Priority Notes,
                         11.00%, 11/15/05 ....................       1,298,375
        3,000,000        Glencore Nickel Property,
                         Sr. Secd. Bonds,
                         9.00%, 12/1/14 (c) ..................       2,955,000

                                   EVERGREEN
                             Diversified Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                          Value
FOREIGN BONDS (U.S. DOLLARS) -- continued
$     750,000            Globo Communicacoes,
                         10.625%, 12/5/08 (c) ...............     $  757,500
    1,000,000            Great Central Mines Ltd.,
                         Sr. Notes,
                         8.875%, 4/1/08 (c) .................        998,750
    3,500,000            Grupo Televisa SA DE CV,
                         Sr. Notes,
                         11.875%, 5/15/06 (e) ...............      3,990,000
    2,000,000            Microcell Telecommunications,
                         Series B, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 9.68%) (b),
                         0.00%, 6/1/06 (e) ..................      1,500,000
    7,000,000            Republic of Colombia,
                         8.625%, 4/1/08 .....................      6,949,390
      650,000            Rogers Cablesystems Limited,
                         Sr. Secd. 2nd Priority Notes,
                         10.00%, 3/15/05 ....................        715,000
    1,800,000            Rogers Communications
                         Incorporated,
                         Sr. Notes,
                         8.875%, 7/15/07 ....................      1,809,000
      750,000            Satelites Mexicanos SA DE CV,
                         Sr. Notes,
                         10.125%, 11/1/04 (c) ...............        763,125
    5,000,000            South Africa Republic,
                         8.50%, 6/23/17 .....................      4,843,000
    2,750,000            Stena AB,
                         Sr. Notes,
                         10.50%, 12/15/05 ...................      3,011,250
    1,500,000            TBS Shipping International
                         1st Mtge. Notes,
                         10.00%, 5/1/05 (c) .................      1,393,860
    2,000,000            Tevecap SA,
                         Sr. Notes,
                         12.625%, 11/26/04 ..................      2,010,000
    5,000,000            YPF Sociedad Anonima,
                         Sr. Notes,
                         7.25%, 3/15/03 .....................      4,959,450
                                                                  ----------
                         Total Foreign Bonds (U.S. Dollars)
                         (cost $40,802,663)..................     41,208,950
                                                                  ----------
FOREIGN BONDS (NON U.S. DOLLARS) -- 9.1%
                         Greece (Republic of):
    7,200,000             Deb.,
          DEM             6.75%, 11/13/06 ...................      4,323,089
1,840,000,000             Deb.,
          GRD             8.60%, 3/26/08 ....................      6,130,602
  154,402,000            Nykredit,
          DKK             6.00%, 10/1/26 ....................     22,141,073
   98,000,000            Realkredit Danmark,
          DKK             6.00%, 10/1/26 ....................        14,091,756
   60,000,000            Skandinaviska Enskilda,
          SEK             (Eff. Yield 7.14%) (b),
                         0.00%, 5/26/33 .....................      5,214,000
                                                                  ----------
                         Total Foreign Bonds (Non U.S. Dollars)
                         (cost $50,906,663)..................     51,900,520
                                                                  ----------


        Principal
        Amount                                                          Value
MUNICIPAL BONDS -- 0.8%
 (cost $4,135,689)
$   4,135,689            Los Angeles, California, Improvement
                         Bond Act,
                         Assessment District #1,
                         8.48%, 9/2/15 (c) ..................     $4,483,345
                                                                  ----------
U.S. TREASURY OBLIGATIONS -- 7.5%
   21,050,000            U.S. Treasury Bond STRIPS
                         (Eff.Yield 8.71%) (b),
                         0.00%, 11/15/21 (c) (e) ............      5,058,526
                         U.S. Treasury Bonds:
   19,250,000             6.125%, 11/15/27 .................      19,695,060
   10,700,000             6.375%, 8/15/27 ..................      11,258,433
                         U.S. Treasury Notes:
    6,000,000             6.125%, 8/15/07 ..................       6,162,180
      500,000             6.625%, 5/15/07 ..................         530,155
                                                                  ----------
                         Total U.S. Treasury Obligations
                         (cost $42,117,904)..................     42,704,354
                                                                  ----------


    Shares
PREFERRED STOCKS -- 0.8%
 16,000      Adelphia Communications
             Corporation ................        1,904,000
100,000      California Federal Preferred
             Capital Corporation ........        2,700,000
                                              ------------
             Total Preferred Stocks
             (cost $4,275,000)...........        4,604,000
                                              ------------
MUTUAL FUND SHARES -- 1.5% (cost $8,642,617)
8,642,617    Navigator Prime Portfolio (f)       8,642,617
                                              ------------


   Principal
   Amount
REPURCHASE AGREEMENT -- 0.5% (cost $2,705,000)
$ 2,705,000    Keystone Joint Repurchase
               Agreement (Investments in
               repurchase agreements, in a joint
               trading account, dated 4/30/98,
               maturity value $2,705,415) (d),
               5.52%, 5/1/98 ...........................        2,705,000
                                                                ---------
               Total Investments --
               (cost $576,701,041)..........       103.5%     591,455,445
               Other Assets and
               Liabilities -- net ..........       ( 3.5)     (19,766,551)
                                                   -----      -----------
               Net Assets ..................       100.0%    $571,688,894
                                                   =====     ============

                                   EVERGREEN
                             Diversified Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO"), an adjustable rate mortgage security or an asset-backed security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1998.
(e)  A portion of this security is currently on loan (see Note 4).
(f)  Represents investment of cash collateral received for securities on loan.




Legend of Portfolio Abbreviations:
DEM     Deutsche Mark
DKK     Danish Krone
FFCA    Federal Farm Credit Association
FHA     Federal Housing Authority
FHLMC   Federal Home Loan Mortgage Corporation
FNMA    Federal National Mortgage Association
GRD     Greek Drachma
SEK     Swedish Krona
STRIPS  Separate Trading of Registered Interest and Principal of Securities



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


Forward foreign currency exchange contracts to sell:

Exchange                                      U.S. $ Value at     In Exchange     Net Unrealized
 Date        Contracts to Deliver              April 30, 1998      for U.S. $      Depreciation
-------      ------------------------------   -----------------   -------------   ---------
6/26/98         8,115,000   Deutsche Mark      4,536,497           4,460,580      $ (75,917)
7/16/98       251,844,000   Danish Krone      36,937,114          36,816,607       (120,507)
                                                                                  ---------
                                                                                  $(196,424)
                                                                                  =========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              High Yield Bond Fund



                            Schedule of Investments

                                 April 30, 1998




        Principal
        Amount                                           Value
CORPORATE BONDS -- 76.2%
                         Automotive Equipment &
                          Manufacturing -- 2.0%
$ 5,833,000              Exide Corporation,
                         Sr. Notes (Subord.),
                         2.90%, 12/15/05 (d) ......................   $3,616,460
  7,000,000              Walbro Corporation,
                         Sr. Notes,
                         10.125%, 12/15/07 (d) ....................    7,052,500
                                                                      ----------
                                                                      10,668,960
                                                                      ----------
                         Cable / Other Video
                          Distribution -- 10.2%
  5,500,000              Acme Television LLC,
                         Series B, Sr. Disc.
                         Notes,
                         Step Bond,
                         (Eff. Yield 10.49%)
                         (c),
                         0.00%, 9/30/04 ...........................    4,510,000
                         Adelphia Communications
                         Corporation, Sr. Notes,
                         Series B:
  5,710,000               9.875%, 3/1/07 ..........................    6,166,800
    750,000               10.50%, 7/15/04 .........................      813,750
  7,000,000              Benedek Communications
                         Corporation,
                         Sr. Disc. Notes, Step
                         Bond,
                         (Eff. Yield 11.79%)
                         (c),
                         0.00%, 5/15/06 ...........................    5,547,500
  5,000,000              Charter Communications,
                         LP,
                         Series B, Sr. Notes,
                         11.25%, 3/15/06 ..........................    5,512,500
  5,250,000              Galaxy Telecom LP,
                         Sr. Notes (Subord.),
                         12.375%, 10/1/05 .........................    5,827,500
  6,000,000              Iridium Capital
                         Corporation,
                         Series B, Sr. Notes,
                         14.00%, 7/15/05 ..........................    6,750,000
  5,500,000              Lodgenet Entertainment
                         Corporation,
                         Sr. Notes,
                         10.25%, 12/15/06 .........................    5,706,250
  5,000,000              Pegasus Communications
                         Corporation,
                         Series B, Sr. Notes,
                         9.625%, 10/15/05 .........................    5,225,000
  5,000,000              Star Choice
                         Communications,
                         Incorporated,
                         Sr. Notes,
                         13.00%, 12/15/05 (d) .....................    5,075,000
  3,000,000              United International
                         Holdings
                         Incorporated,
                         Series B, Sr. Disc.
                         Notes,
                         Step Bond,
                         (Eff. Yield 9.77%) (c),
                         0.00%, 2/15/08 ...........................    1,897,500
                                                                      ----------
                                                                      53,031,800
                                                                      ----------
                         Chemical & Agricultural
                               Products -- 1.0%
  3,100,000              Polymer Group,
                         Incorporated,
                         Series B, Sr. Notes
                         (Subord.),
                         9.00%, 7/1/07 ............................    3,185,250
  2,000,000              Texas Petrochemical
                         Corporation,
                         Series B, Sr. Notes
                         (Subord.),
                         11.125%, 7/1/06 ..........................    2,200,000
                                                                      ----------
                                                                       5,385,250
                                                                      ----------


        Principal
        Amount                                           Value
CORPORATE BONDS -- continued
                         Consumer Products &
                               Services -- 6.3%
                         Affinity Group,
                         Incorporated:
$ 4,000,000               Sr. Notes,
                         11.00%, 4/1/07 ...........................   $4,360,000
  1,000,000               Sr. Notes (Subord.),
                         11.50%, 10/15/03 .........................    1,058,750
  5,000,000              Apcoa Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 3/15/08 (d) .......................    4,987,500
                         Dryper's Corporation,
                         Sr. Notes:
  2,000,000               10.25%, 6/15/07 (d) .....................    2,080,000
  2,950,000               Series B,
                         10.25%, 6/15/07 ..........................    3,038,500
  4,500,000              French Fragrances,
                         Incorporated,
                         Series B, Sr. Notes,
                         10.375%, 5/15/07 .........................    4,747,500
  4,000,000              Global Health Sciences,
                         Incorporated,
                         Sr. Notes,
                         11.00%, 5/1/08 (d) .......................    3,920,000
 10,935,000              Revlon Worldwide
                         Corporation,
                         Series B, Sr. Secd.
                         Disc. Notes,
                         Step Bond,
                         (Eff. Yield 9.82%) (c),
                         0.00%, 3/15/01 ...........................    8,365,275
                                                                      ----------
                                                                      32,557,525
                                                                      ----------
                         Electrical Equipment &
                               Services -- 0.8%
  4,000,000              Samsung Electronics,
                         Incorporated,
                         Sr. Notes,
                         9.75%, 5/1/03 (d) ........................    4,000,000
                                                                      ----------
                         Environmental
                         Services -- 1.0%
  7,000,000              Allied Waste
                         Industries,
                         Incorporated,
                         Sr. Disc. Notes, Step
                         Bond,
                         (Eff. Yield 9.85%) (c),
                         0.00%, 6/1/07 ............................    5,162,500
                                                                      ----------
                         Finance &
                         Insurance -- 0.6%
  3,000,000              Unicco Service Company,
                         Sr. Notes (Subord.),
                         9.875%, 10/15/07 (d) .....................    3,067,500
                                                                      ----------
                         Food & Beverage Products -- 2.8%
  5,000,000              Aurora Foods,
                         Incorporated,
                         Series D, Sr. Notes
                         (Subord.),
                         9.875%, 2/15/07 ..........................    5,375,000
  3,500,000              RAB Enterprises,
                         Incorporated,
                         Sr. Notes,
                         10.50%, 5/1/05 (d) .......................    3,500,000
  5,000,000              Sun World
                         International,
                         Incorporated,
                         Series B, 1st Mtge.
                         Notes,
                         11.25%, 4/15/04 ..........................    5,450,000
                                                                      ----------
                                                                      14,325,000
                                                                      ----------

                                   EVERGREEN
                              High Yield Bond Fund



                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                          Value
CORPORATE BONDS -- continued
                              Gaming -- 2.8%
$ 2,000,000              Ameristar Casinos,
                         Incorporated,
                         Series B, Sr. Notes
                         (Subord.),
                         10.50%, 8/1/04 ..........................    $2,120,000
  5,750,000              Boyd Gaming
                         Corporation,
                         Sr. Notes (Subord.),
                         9.50%, 7/15/07 ..........................     6,080,625
  5,750,000              Horseshoe Gaming,
                         Series B, Sr. Notes
                         (Subord.),
                         9.375%, 6/15/07 .........................     6,166,875
                                                                      ----------
                                                                      14,367,500
                                                                      ----------
                         Healthcare Products &
                            Services -- 0.8%
  4,000,000              Genesis Health,
                         Sr. Notes (Subord.),
                         9.75%, 6/15/05 ..........................     4,180,000
                                                                      ----------
                         Industrial Specialty
                         Products &
                            Services -- 1.0%
  5,000,000              Morris Material
                         Handling,
                         Incorporated,
                         Sr. Notes,
                         9.50%, 4/1/08 (d) .......................     4,975,000
                                                                      ----------
                         Information Services &
                          Technology -- 1.1%
  5,000,000              Unisys Corporation,
                         Sr. Notes,
                         11.75%, 10/15/04 ........................     5,750,000
                                                                      ----------
                         Leisure &
                         Tourism -- 2.4%
  5,000,000              Cinemark USA,
                         Incorporated,
                         Series B, Sr. Notes
                         (Subord.),
                         9.625%, 8/1/08 ..........................     5,225,000
  5,000,000              Premier Cruise Ltd.,
                         Sr. Notes,
                         11.00%, 3/15/08 (d) .....................     5,025,000
  2,150,000              Six Flags Theme Parks,
                         Incorporated,
                         Series A, Sr. Notes
                         (Subord.),
                         Step Bond,
                         (Eff. Yield 10.70%)
                         (c),
                         12.25%, 6/15/05 .........................     2,416,062
                                                                      ----------
                                                                      12,666,062
                                                                      ----------
                         Machinery -- Diversifi
                         -- 1.6%
  3,750,000              Eagle Picher
                         Industries,
                         Incorporated,
                         Sr. Notes (Subord.),
                         9.375%, 3/1/08 (d) ......................     3,815,625
  4,000,000              Motors and Gears,
                         Incorporated,
                         Series D, Sr. Notes,
                         10.75%, 11/15/06 ........................     4,355,000
                                                                      ----------
                                                                       8,170,625
                                                                      ----------


        Principal
        Amount                                                         Value
CORPORATE BONDS -- continued
                         Metals &
                         Mining -- 3.3%
$ 5,000,000              Acme Metals,
                         Incorporated,
                         Sr. Notes,
                         10.875%, 12/15/07 (d).....................   $4,962,500
  5,050,000              Anker Coal Group,
                         Incorporated,
                         Series B, Sr. Notes,
                         9.75%, 10/1/07 ...........................    4,860,625
  2,500,000              JTM Industries,
                         Incorporated,
                         Sr. Notes (Subord.),
                         10.00%, 4/15/08 (d) ......................    2,525,000
  5,000,000              NSM Steel, Incorporated,
                         Sr. Mtge. Notes,
                         12.00%, 2/1/06 (d) .......................    4,737,500
                                                                      ----------
                                                                      17,085,625
                                                                      ----------
                         Oil / Energy -- 9.8%
  5,000,000              Benton Oil and Gas
                         Company,
                         Sr. Notes,
                         9.375%, 11/1/07 ..........................    5,000,000
  4,000,000              Chiles Offshore LLC,
                         Sr. Notes,
                         10.00%, 5/1/08 (d) .......................    4,030,000
  4,700,000              Cross Timbers Oil
                         Company,
                         Series B, Sr. Notes
                         (Subord.),
                         8.75%, 11/1/09 ...........................    4,794,000
  4,750,000              Energy Corporation of
                         America,
                         Series A, Sr. Notes
                         (Subord.),
                         9.50%, 5/15/07 ...........................    4,761,875
  4,850,000              Giant Industries,
                         Incorporated,
                         Sr. Notes (Subord.),
                         9.00%, 9/1/07 ............................    4,995,500
  5,000,000              Gothic Production
                         Corporation,
                         Sr. Notes,
                         11.125%, 5/1/05 (d) ......................    5,068,750
  3,000,000              Houston Exploration
                         Company,
                         Sr. Notes (Subord.),
                         8.625%, 1/1/08 (d) .......................    3,000,000
  7,700,000              HS Resources,
                         Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 11/15/06 ..........................    7,931,000
  4,940,000              Rutherford Moran Oil Corporation,
                         Sr. Notes (Subord.),
                         10.75%, 10/1/04 ..........................    5,261,100
  5,500,000              Transamerican Refining
                         Corporation,
                         Sr. Notes (Subord.),
                         16.00%, 6/30/03 ..........................    5,912,500
                                                                      ----------
                                                                      50,754,725
                                                                      ----------
                         Paper &
                         Packaging -- 1.9%
  4,150,000              Printpack,
                         Incorporated,
                         Series B, Sr. Notes
                         (Subord.),
                         10.625%, 8/15/06 .........................    4,482,000
  5,000,000              Riverwood
                         International
                         Corporation,
                         Sr. Notes,
                         10.25%, 4/1/06 ...........................    5,175,000
                                                                      ----------
                                                                       9,657,000
                                                                      ----------

                                   EVERGREEN
                              High Yield Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                        Value
CORPORATE BONDS -- continued
                         Publishing, Broadcasting &
                           Entertainment -- 3.7%
$ 5,000,000              American Lawyer Media,
                         Incorporated,
                         Sr. Notes,
                         9.75%, 12/15/07 (d) ..............     $ 5,250,000
  4,000,000              Big Flower Press Holdings,
                         Incorporated,
                         Sr. Notes (Subord.),
                         8.875%, 7/1/07 ...................       4,120,000
  6,925,000              Capstar Broadcasting Partners,
                         Sr. Disc. Notes,
                         12.75%, 2/1/09 ...................       5,159,125
  8,000,000              Nextel International, Incorporated,
                         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 10.00%) (c),
                         0.00%, 4/15/08 (d) ...............       4,920,000
                                                                -----------
                                                                 19,449,125
                                                                -----------
                         Retailing & Wholesale -- 5.4%
  5,000,000              Advance Stores Company,
                         Sr. Notes (Subord.),
                         10.25%, 4/15/08 (d) ..............       5,075,000
  4,350,000              AFC Enterprises, Incorporated,
                         Sr. Notes (Subord.),
                         10.25%, 5/15/07 ..................       4,567,500
  3,500,000              FRD Acquisition Company,
                         Series B, Sr. Notes,
                         12.50%, 7/15/04 ..................       3,867,500
  3,000,000              Friendly's Ice Cream Corporation,
                         Sr. Notes,
                         10.50%, 12/1/07 ..................       3,202,500
  5,750,000              Pamida, Incorporated,
                         Sr. Notes (Subord.),
                         11.75%, 3/15/03 ..................       5,922,500
  5,000,000              Perkins Family Restaurant,
                         Series B, Sr. Notes,
                         10.125%, 12/15/07 ................       5,300,000
                                                                -----------
                                                                 27,935,000
                                                                -----------
                         Telecommunication Services &
                              Equipment -- 11.6%
  5,000,000              Centennial Cellular Corporation,
                         Sr. Notes,
                         8.875%, 11/1/01 ..................       5,150,000
  4,000,000              Econophone, Incorporated,
                         Sr. Notes,
                         13.50%, 7/15/07 ..................       4,520,000
  2,000,000              GST Telecommunications,
                         Incorporated,
                         Sr. Notes (Subord.),
                         12.75%, 11/15/07 .................       2,380,000
  2,000,000              Hyperion Telecommunications,
                         Incorporated,
                         Series B, Sr. Notes,
                         12.25%, 9/1/04 ...................       2,220,000
  5,000,000              Intermedia Capital Partners,
                         Sr. Notes,
                         11.25%, 8/1/06 ...................       5,612,500
  2,500,000              Jordan Telecommunication Products,
                         Series B, Sr. Notes,
                         9.875%, 8/1/07 ...................       2,631,250
    750,000              Metronet Communications
                         Corporation,
                         Sr. Notes,
                         12.00%, 8/15/07 ..................         862,500


        Principal
        Amount                                                        Value
CORPORATE BONDS -- continued
                         Telecommunication Services &
                         Equipment -- continued
$ 4,500,000              Mobile Telecommunication
                         Technology,
                         Sr. Notes,
                         13.50%, 12/15/02 .................     $ 5,276,250
  4,000,000              Paging Network Incorporated,
                         Sr. Notes (Subord.),
                         10.00%, 10/15/08 .................       4,160,000
  3,500,000              Price Communications Cellular,
                         Series B, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 12.45%) (c),
                         0.00%, 8/1/07 ....................       2,445,625
  5,750,000              Pricecellular Wireless Corporation,
                         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 10.64%) (c),
                         0.00%, 10/1/03 ...................       6,210,000
  3,500,000              RCN Corporation,
                         Sr. Notes,
                         10.00%, 10/15/07 .................       3,701,250
  6,025,000              Talton Holdings, Incorporated,
                         Series B, Sr. Notes,
                         11.00%, 6/30/07 ..................       6,567,250
  5,000,000              USN Communications, Incorporated,
                         Series B, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 10.23%) (c),
                         0.00%, 8/15/04 ...................       4,106,250
  5,500,000              Winstar Communications,
                         Incorporated,
                         Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 9.78%) (c),
                         0.00%, 10/15/05 ..................       4,427,500
                                                                -----------
                                                                 60,270,375
                                                                -----------
                         Textile & Apparel -- 1.1%
  5,460,000              Delta Mills, Incorporated,
                         Series B, Sr. Notes,
                         9.625%, 9/1/07 ...................       5,569,200
                                                                -----------
                          Transportation -- 5.0%
  5,500,000              Ermis Maritime Holdings Limited,
                         1st Mtge. Notes,
                         12.50%, 3/15/06 (d) ..............       5,445,000
  4,000,000              Global Ocean Carriers Limited,
                         Sr. Notes,
                         10.25%, 7/15/07 ..................       3,740,000
  4,500,000              Hvide Marine, Incorporated,
                         Sr. Notes,
                         8.375%, 2/15/08 (d) ..............       4,381,875
  4,250,000              Pegasus Shipping Hellas Limited,
                         Sr. Notes,
                         11.875%, 11/15/04 (d) ............       4,207,500
                          Trans World Airlines, Incorporated:
  3,000,000               Notes,
                         11.375%, 3/1/06 (d) ..............       3,000,000
  5,000,000               Sr. Notes,
                         11.50%, 12/15/04 .................       5,237,500
                                                                -----------
                                                                 26,011,875
                                                                -----------
                          Total Corporate Bonds
                         (cost $383,337,549)...............     395,040,647
                                                                -----------

                                   EVERGREEN
                              High Yield Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998


      Principal
       Amount                                                       Value
FOREIGN BONDS (U.S. DOLLARS) -- 6.0%
$ 5,000,000           Algoma Steel, Incorporated,
                      1st Mtge. Notes,
                      12.375%, 7/15/05 ....................     $5,875,000
  1,675,000           Aztec Holdings SA DE CV,
                      Sr. Secd. Notes,
                      11.00%, 6/15/02 .....................      1,733,625
  2,000,000           Consorcio Ecuatoriano,
                      Series B, Notes,
                      14.00%, 5/1/02 ......................      2,040,000
  5,000,000           Glencore Nickel Property,
                      Sr. Secd. Bonds,
                      9.00%, 12/1/14 (d) ..................      4,925,000
  5,000,000           Great Central Mines Ltd.,
                      Sr. Notes,
                      8.875%, 4/1/08 (d) ..................      4,993,750
  3,000,000           Grupo Televisa SA DE CV,
                      Sr. Disc. Notes, Step Bond,
                      (Eff. Yield 10.61%) (c),
                      0.00%, 5/15/08 ......................      2,392,500
  3,500,000           Microcell Telecommunications,
                      Series B, Sr. Disc. Notes,
                      Step Bond,
                      (Eff. Yield 9.68%) (c),
                      0.00%, 6/1/06 .......................      2,625,000
  2,900,000           Satelites Mexicanos SA DE CV,
                      Sr. Notes,
                      10.125%, 11/1/04 (d) ................      2,950,750
  3,500,000           TV Azteca SA DE CV,
                      Series B, Sr. Notes,
                      10.50%, 2/15/07 .....................      3,675,000
                                                                ----------
                       Total Foreign Bonds (U.S. Dollars)
                      (cost $30,539,269)...................     31,210,625
                                                                ----------
FOREIGN BONDS (NON U.S. DOLLARS) -- 1.9%
  3,500,000           Colt Telecom Group PLC,
        DEM            Sr. Notes,
                      8.875%, 11/30/07 ....................      2,106,378
  9,500,000           Microcell Telecommunications,
        CAD            Series B, Sr. Disc. Notes,
                      Step Bond,
                      (Eff. Yield 10.23%) (c),
                      0.00%, 10/15/07 .....................      4,301,724
  5,000,000           Rogers Communications,
        CAD            Incorporated,
                      Sr. Notes,
                      8.75%, 7/15/07 ......................      3,510,612
                                                                ----------
                       Total Foreign Bonds (Non U.S. Dollars)
                      (cost $9,822,218)....................      9,918,714
                                                                ----------


    Shares
COMMON STOCKS AND WARRANTS -- 0.9%
              Aerospace &
              Defense -- 0.0%
   76,000     CHC Helicopter
              Corporation,
              Warrants (a) ..............................     228,000
                                                              -------
              Automotive Equipment &
               Manufacturing -- 0.0%
    9,500     Chatwins Group,
              Incorporated,
              Warrants (a) ..............................       9,500
                                                              -------
              Cable / Other Video
                Distribution -- 0.1%
  115,800     Star Choice
              Communications,
              Warrants (a) ..............................     262,287
                                                              -------


   Shares                                                          Value
COMMON STOCKS AND WARRANTS -- continued
               Food & Beverage
               Products -- 0.0%
   131,250     Specialty Foods
               Acquisition
               Corporation,
               Common Stock (a) .........................     $    6,562
                                                              ----------
                       Gaming -- 0.6%
               Casino America,
               Incorporated:
   254,790      Common Stock (a) ........................        895,746
    47,778      Warrants (a) (b) ........................            478
   410,062     Colorado Gaming and
               Entertainment
               Company,
               Common Stock (a) (f) .....................      2,255,341
10,775,000     Gold River Hotel and
               Casino
               Corporation,
               Common Stock (a) (b) .....................        107,750
                                                              ----------
                                                               3,259,315
                                                              ----------
               Telecommunication
               Services &
                    Equipment -- 0.2%
     4,000     Econophone,
               Incorporated,
               Warrants (a) (d) .........................         96,000
       750     Metronet
               Communications
               Corporation,
               Warrants (a) (d) .........................          3,000
                Nextel
               Communications,
               Incorporated:
    10,843      Common Stock, Class A (a) (d) ...........        310,720
     9,510      Warrants (a) (d) ........................         99,855
    25,800     Price Communications
               Cellular,
               Warrants (a) .............................        499,875
                                                              ----------
                                                               1,009,450
                                                              ----------
                Total Common Stocks
               and Warrants
               (cost $5,955,782).........................      4,775,114
                                                              ----------
PREFERRED STOCKS -- 5.0%
               Cable / Other Video
                 Distribution -- 0.6%
    28,500     Adelphia
               Communications
               Corporation,
               Series B .................................      3,391,500
                                                              ----------
                  Engineering -- 1.3%
    57,351     CSC Holdings,
               Incorporated,
               Series M (a) .............................      6,595,380
                                                              ----------
               Finance &
               Insurance -- 2.7%
    24,562     Ampex Incorporated (a) (b) ...............     12,452,934
    12,800     Sinclair Capital .........................      1,459,200
                                                              ----------
                                                              13,912,134
                                                              ----------
               Publishing,
               Broadcasting &
                Entertainment -- 0.4%
    20,000     Primedia,
               Incorporated,
               Series F (a) .............................      2,040,000
                                                              ----------
               Total Preferred Stocks
               (cost $34,820,332)........................     25,939,014
                                                              ----------

                                   EVERGREEN
                              High Yield Bond Fund




                      Schedule of Investments (continued)

                                 April 30, 1998


    Principal
     Amount                                             Value
REPURCHASE AGREEMENT -- 3.4%  (cost $17,343,000)
 $ 17,343,000   Keystone Joint Repurchase
                Agreement (Investments in
                repurchase agreements, in a joint
                trading account, dated 4/30/98,
                maturity value $17,345,661) (e),
                5.52%, 5/1/98 ..................    $ 17,343,000
                                                    ------------
                Total Investments --
                (cost $481,818,150)....  93.4%       484,227,114
                Other Assets and
                Liabilities -- net ....   6.6         34,261,460
                                        -----       ------------
                Net Assets ............ 100.0%      $518,488,574
                                        =====       ============


(a)  Non-income-producing security.
(b) All or a portion of these securities are either (1) restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. At April 30, 1998, the fair value of these securities was $12,561,162 (2.42% of the Fund's net assets).
(c) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(e) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at April 30, 1998.
(f) Affiliated issuers are those in which the Fund's holdings represents 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. At April 30, 1998, the fair value of these securities was $2,255,341 (0.43% of the Fund's net assets).


Legend of Portfolio Abbreviations:
CAD   Canadian Dollar
DEM   Deutsche Mark


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Strategic Income Fund




                            Schedule of Investments

                                 April 30, 1998





        Principal
        Amount                                                           Value
ASSET-BACKED SECURITIES -- 0.6%  (cost $1,850,000)
     $  1,850,000        PNC Student Loan Trust, I
                         Series 97-2, Class A7,
                         6.728%, 1/25/07 ......................     $1,915,546
                                                                    ----------
CORPORATE BONDS -- 31.7%
                         Aerospace & Defense -- 0.5%
        1,700,000        Sequa Corporation,
                         Sr. Notes,
                         8.75%, 12/15/01 ......................      1,738,250
                                                                    ----------
                         Automotive Equipment &
                          Manufacturing -- 1.2%
        1,000,000        Exide Corporation,
                         Sr. Notes (Subord.),
                         2.90%, 12/15/05 (d) ..................        620,000
        1,000,000        Oxford Automotive, Incorporated,
                         Sr. Notes (Subord.),
                         10.125%, 6/15/07 .....................      1,050,000
        2,500,000        Walbro Corporation,
                         Sr. Notes,
                         10.125%, 12/15/07 (d) ................      2,425,279
                                                                    ----------
                                                                     4,095,279
                                                                    ----------
                         Cable / Other Video Distribution -- 2.9%
        1,500,000        Acme Television LLC,
                         Series B, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 10.39%) (c),
                         0.00%, 9/30/04 .......................      1,230,000
                         Adelphia Communications
                         Corporation,
                         Series B, Sr. Notes:
        1,550,000         9.875%, 3/1/07 ......................      1,674,000
          250,000         10.50%, 7/15/04 .....................        271,250
        1,500,000        Galaxy Telecom LP,
                         Sr. Notes (Subord.),
                         12.375%, 10/1/05 .....................      1,665,000
                         Iridium Capital Corporation:
          500,000         Series B, Sr. Notes,
                         14.00%, 7/15/05 ......................        562,500
        1,000,000         Sr. Notes,
                         11.25%, 7/15/05 (d) ..................      1,032,500
        1,000,000        Lenfest Communications,
                         Incorporated,
                         Sr. Notes,
                         8.375%, 11/1/05 ......................      1,035,000
        1,000,000        Lodgenet Entertainment Corporation,
                         Sr. Notes,
                         10.25%, 12/15/06 .....................      1,037,500
        1,000,000        Pegasus Communications
                         Corporation,
                         Series B, Sr. Notes,
                         9.625%, 10/15/05 .....................      1,045,000
                                                                    ----------
                                                                     9,552,750
                                                                    ----------
                         Chemical & Agricultural Products -- 0.5%
        1,000,000        Polymer Group, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         9.00%, 7/1/07 ........................      1,027,500
          500,000        Texas Petrochemical Corporation,
                         Sr. Notes (Subord.),
                         11.125%, 7/1/06 ......................        545,000
                                                                    ----------
                                                                     1,572,500
                                                                    ----------


        Principal
        Amount                                                           Value
CORPORATE BONDS -- continued
                         Consumer Products & Services -- 1.4%
                         Dryper's Corporation:
     $    575,000         Series B, Sr. Notes,
                         10.25%, 6/15/07 ......................     $  592,250
          500,000         Sr. Notes,
                         10.25%, 6/15/07 (d) ..................        520,000
        1,000,000        French Fragrances, Incorporated,
                         Sr. Notes,
                         10.375%, 5/15/07 (d) .................      1,080,000
        3,150,000        Revlon Worldwide Corporation,
                         Series B, Sr. Secd. Disc. Notes,
                         (Eff. Yield 10.75%) (c),
                         0.00%, 3/15/01 .......................      2,409,750
                                                                    ----------
                                                                     4,602,000
                                                                    ----------
                         Electrical Equipment & Services -- 0.7%
        2,218,808        Tucson Electric,
                         Series B,
                         10.211%, 1/1/09 ......................      2,318,655
                                                                    ----------
                         Finance & Insurance -- 1.3%
        1,500,000        Americo Life, Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 6/1/05 ........................      1,535,625
        1,500,000        Presidential Life Corporation,
                         Sr. Notes,
                         9.50%, 12/15/00 ......................      1,554,375
        1,250,000        Reliance Group Holdings,
                         Incorporated,
                         Sr. Notes,
                         9.00%, 11/15/00 ......................      1,306,525
                                                                    ----------
                                                                     4,396,525
                                                                    ----------
                         Food & Beverage Products -- 0.5%
          500,000        Chiquita Brands International,
                         Incorporated,
                         Sr. Notes,
                         9.625%, 1/15/04 ......................        527,500
        1,000,000        Sun World International, Incorporated,
                         Series B, 1st Mtge. Notes,
                         11.25%, 4/15/04 ......................      1,090,000
                                                                    ----------
                                                                     1,617,500
                                                                    ----------
                                 Gaming -- 0.8%
        1,500,000        Boyd Gaming Corporation,
                         Sr. Notes (Subord.),
                         9.50%, 7/15/07 .......................      1,586,250
          850,000        Horseshoe Gaming,
                         Series B, Sr. Notes (Subord.),
                         9.375%, 6/15/07 ......................        911,625
                                                                    ----------
                                                                     2,497,875
                                                                    ----------
                         Healthcare Products & Services -- 0.3%
        1,000,000        Integrated Health Services,
                         Incorporated,
                         Series A, Sr. Notes (Subord.),
                         9.50%, 9/15/07 .......................      1,045,000
                                                                    ----------
                         Information Services &
                             Technology -- 0.4%
        1,000,000        Unisys Corporation,
                         Sr. Notes,
                         11.75%, 10/15/04 .....................      1,150,000
                                                                    ----------

                                   EVERGREEN
                             Strategic Income Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                    Value
CORPORATE BONDS -- continued
                         Leisure & Tourism -- 1.1%
     $    500,000        Cinemark USA, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         9.625%, 8/1/08 ................     $  522,500
        1,000,000        Host Marriott Travel Plazas,
                         Incorporated,
                         Series B, Sr. Notes,
                         9.50%, 5/15/05 ................      1,062,500
        1,000,000        Premier Cruise Ltd.,
                         Sr. Notes,
                         11.00%, 3/15/08 (d) ...........      1,005,000
        1,000,000        Prime Hospitality Corporation,
                         Series B, Sr. Notes (Subord.),
                         9.75%, 4/1/07 .................      1,077,500
                                                             ----------
                                                              3,667,500
                                                             ----------
                         Metals & Mining -- 3.4%
        2,000,000        Acme Metals, Incorporated,
                         Sr. Notes,
                         10.875%, 12/15/07 (d) .........      1,985,000
          500,000        Anker Coal Group, Incorporated,
                         Series B, Sr. Notes,
                         9.75%, 10/1/07 ................        481,250
        1,500,000        Armco, Incorporated,
                         Sr. Notes,
                         9.375%, 11/1/00 ...............      1,537,500
        1,000,000        Bethlehem Steel Corporation,
                         Sr. Notes,
                         10.375%, 9/1/03 ...............      1,065,000
        1,000,000        Envirosource, Incorporated,
                         Sr. Notes,
                         9.75%, 6/15/03 ................      1,020,000
        2,000,000        NSM Steel, Incorporated,
                         Sr. Mtge. Notes,
                         12.00%, 2/1/06 (d) ............      1,895,000
        3,000,000        WHX Corporation,
                         Sr. Notes,
                         10.50%, 4/15/05 (d) ...........      3,060,000
                                                             ----------
                                                             11,043,750
                                                             ----------
                         Oil / Energy -- 3.7%
        1,500,000        Benton Oil and Gas Company,
                         Sr. Notes,
                         9.375%, 11/1/07 ...............      1,500,000
        2,500,000        Chesapeake Energy Corporation,
                         Sr. Notes,
                         9.625%, 5/1/05 (d) ............      2,518,750
        1,000,000        Energy Corporation of America,
                         Series A, Sr. Notes (Subord.),
                         9.50%, 5/15/07 ................      1,002,500
        2,150,000        HS Resources, Incorporated,
                         Sr. Notes (Subord.),
                         9.25%, 11/15/06 ...............      2,214,500
        2,250,000        PDV America, Incorporated,
                         Sr. Notes,
                         7.25%, 8/1/98 .................      2,256,075
        2,500,000        Petsec Energy, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         9.50%, 6/15/07 ................      2,531,250
                                                             ----------
                                                             12,023,075
                                                             ----------
                         Paper & Packaging -- 1.1%
        1,000,000        Maxxam Group, Incorporated,
                         Sr. Notes,
                         11.25%, 8/1/03 ................      1,050,000


        Principal
        Amount                                                    Value
CORPORATE BONDS -- continued
                         Paper & Packaging -- continued
     $    350,000        Printpack, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         10.625%, 8/15/06 ..............     $  378,000
        2,000,000        Stone Container Finance Company,
                         Sr. Notes,
                         11.50%, 8/15/06 (d) ...........      2,140,000
                                                             ----------
                                                              3,568,000
                                                             ----------
                         Publishing, Broadcasting &
                          Entertainment -- 2.2%
        1,500,000        American Lawyer Media,
                         Incorporated,
                         Sr. Notes,
                         9.75%, 12/15/07 (d) ...........      1,575,000
        1,000,000        Big Flower Press Holdings,
                         Incorporated,
                         Sr. Notes (Subord.),
                         8.875%, 7/1/07 ................      1,030,000
        1,625,000        Capstar Broadcasting Partners,
                         Sr. Disc. Notes,
                         12.75%, 2/1/09 ................      1,210,625
        1,450,000        Echostar Satellite Broadcast
                         Corporation,
                         Sr. Secd. Disc. Notes, Step Bond,
                         (Eff. Yield 10.05%) (c),
                         0.00%, 3/15/04 ................      1,319,500
        1,000,000        SFX Broadcasting, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         10.75%, 5/15/06 ...............      1,100,000
        1,000,000        Sinclair Broadcast Group,
                         Incorporated,
                         Sr. Notes (Subord.),
                         10.00%, 9/30/05 ...............      1,070,000
                                                             ----------
                                                              7,305,125
                                                             ----------
                         Retailing & Wholesale -- 2.7%
        2,000,000        Advance Stores Company,
                         Sr. Notes (Subord.),
                         10.25%, 4/15/08 (d) ...........      2,030,000
          825,000        AFC Enterprises, Incorporated,
                         Sr. Notes (Subord.),
                         10.25%, 5/15/07 ...............        866,250
        1,500,000        FRD Acquisition Company,
                         Series B, Sr. Notes,
                         12.50%, 7/15/04 ...............      1,657,500
        2,000,000        Friendly's Ice Cream Corporation,
                         Sr. Notes,
                         10.50%, 12/1/07 ...............      2,135,000
        1,000,000        MTS Incorporated,
                         Sr. Notes (Subord.),
                         9.375%, 5/1/05 (d) ............      1,000,000
        1,000,000        Perkins Family Restaurant,
                         Series B, Sr. Notes,
                         10.125%, 12/15/07 .............      1,060,000
                                                             ----------
                                                              8,748,750
                                                             ----------
                         Telecommunication Services &
                              Equipment -- 3.4%
        1,000,000        Centennial Cellular Corporation,
                          Sr. Notes,
                         8.875%, 11/1/01 ...............      1,030,000

                                   EVERGREEN
                             Strategic Income Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                          Value
CORPORATE BONDS -- continued
                         Telecommunication Services &
                         Equipment -- continued
     $    500,000        Intermedia Capital Partners,
                         Sr. Notes,
                         11.25%, 8/1/06 ......................     $   561,250
        2,400,000        Nextel Communications,
                         Incorporated,
                         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 11.17%) (c),
                         0.00%, 10/31/07 .....................       1,560,000
        3,000,000        Talton Holdings, Incorporated,
                         Series B, Sr. Notes,
                         11.00%, 6/30/07 .....................       3,270,000
                         Teleport Communications Group:
        1,000,000         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 8.97%) (c)
                         0.00%, 7/1/07 .......................         857,500
          525,000         Sr. Notes,
                         9.875%, 7/1/06 ......................         597,187
        4,000,000        Winstar Communications,
                         Incorporated,
                         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 9.76%) (c),
                         0.00%, 10/15/05 .....................       3,220,000
                                                                   -----------
                                                                    11,095,937
                                                                   -----------
                         Textile & Apparel -- 0.5%
        1,500,000        Delta Mills, Incorporated,
                         Series B, Sr. Notes,
                         9.625%, 9/1/07 ......................       1,530,000
                                                                   -----------
                          Transportation -- 2.5%
        1,000,000        Coach USA, Incorporated,
                         Series B, Sr. Notes (Subord.),
                         9.375%, 7/1/07 ......................       1,040,000
        1,750,000        Pegasus Shipping Hellas Limited,
                         Sr. Notes,
                         11.875%, 11/15/04 (d) ...............       1,732,500
                         Piedmont Aviation, Incorporated:
          852,000         Series A,
                         9.90%, 1/15/01 ......................         891,022
        1,389,000         Series F,
                         10.15%, 3/28/03 .....................       1,508,676
        2,000,000        Transport World Airlines, Incorporated,
                         Notes,
                         11.375%, 3/1/06 (d) .................       2,000,000
          896,000        U.S. Air, Incorporated,
                         Series 88-B,
                         9.90%, 1/15/01 ......................         937,037
                                                                   -----------
                                                                     8,109,235
                                                                   -----------
                               Utilities -- 0.6%
        1,000,000        Calpine Corporation,
                         Sr. Notes,
                         8.75%, 7/15/07 ......................       1,030,000
        1,000,000        Cleveland Electric Illuminating
                         Company,
                         Series B, 1st Mtge. Notes,
                         9.50%, 5/15/05 ......................       1,093,960
                                                                   -----------
                                                                     2,123,960
                                                                   -----------
                         Total Corporate Bonds
                         (cost $100,844,371)..................     103,801,666
                                                                   -----------


        Principal
        Amount                                                           Value
FOREIGN BONDS (U.S. DOLLARS) -- 7.8%
     $    500,000        Aztec Holdings SA DE CV,
                         Sr. Secd. Notes,
                         11.00%, 6/15/02 .....................     $   517,500
                         Comtel Brasileira Ltd.,
                         Notes:
        2,000,000         10.75%, 9/26/04 ....................       2,061,000
        1,500,000         10.75%, 9/26/04 (d) ................       1,537,500
          500,000        Diamond Cable Communicatoins PLC,
                         Sr. Disc. Notes, Step Bond,
                         (Eff. Yield 10.48%) (c),
                         0.00%, 2/15/07 ......................         350,000
        1,000,000        Doman Industries Limited,
                         Sr. Notes,
                         8.75%, 3/15/04 ......................         985,000
        2,000,000        Eletson Holdings, Incorporated,
                         1st Preferred Mtge. Notes,
                         9.25%, 11/15/03 .....................       2,050,000
        1,000,000        Fundy Cable Ltd.,
                         Sr. Secd. 2nd Priority Notes,
                         11.00%, 11/15/05 ....................       1,105,000
        1,500,000        Glencore Nickel Property,
                         Sr. Secd. Bonds,
                         9.00%, 12/1/14 (d) ..................       1,477,500
        1,250,000        Great Central Mines Ltd.,
                         Sr. Notes,
                         8.875%, 4/1/08 (d) ..................       1,248,437
        1,000,000        Grupo Industrial Durango S.A.,
                         Notes,
                         12.625%, 8/1/03 .....................       1,130,000
        2,000,000        Mastellone Hermanos S.A.,
                         Sr. Notes,
                         11.75%, 4/1/08 (d) ..................       2,067,200
          800,000        PTC International Finance BV,
                         Sr. Notes (Subord.), Step Bond,
                         (Eff. Yield 10.14%) (c),
                         0.00%, 7/1/07 .......................         548,000
        1,000,000        Repap New Brunswick, Incorporated,
                         Sr. Notes,
                         9.875%, 7/15/00 .....................       1,055,000
        1,000,000        Rogers Cablesystems Limited,
                         Sr. Secd. Deb.,
                         10.125%, 9/1/12 .....................       1,085,000
        1,500,000        Sea Containers Limited,
                         Sr. Notes,
                         9.50%, 7/1/03 .......................       1,545,000
        1,425,000        TV Azteca SA DE CV,
                         Series B, Sr. Notes,
                         10.50%, 2/15/07 .....................       1,496,250
        5,000,000        United Mexican States,
                         Bonds,
                         9.875%, 1/15/07 .....................       5,387,500
                                                                   -----------
                         Total Foreign Bonds (U.S. Dollars)
                         (cost $24,920,230)...................      25,645,887
                                                                   -----------
FOREIGN BONDS (NON U.S. DOLLARS) -- 20.6%
        2,250,000        Australia (Commonwealth of), Deb.,
          AUD             10.00%, 2/15/06 ....................       1,851,610
        3,000,000        CEI Citicorp Holding,
          ARS             Bonds,
                         11.25%, 2/14/07 .....................       2,760,400
          400,000        European Investment Bank,
          GBP             Bonds,
                         7.625%, 12/7/06 .....................         730,702
       19,525,000        Germany (Republic of), Deb.,
          DEM             6.875%, 5/12/05 ....................      12,105,272

                                   EVERGREEN
                             Strategic Income Fund




                      Schedule of Investments (continued)

                                 April 30, 1998




        Principal
        Amount                                                         Value
FOREIGN BONDS (NON U.S. DOLLARS) -- continued
1,845,000,000            Greece (Republic of), Deb.,
          GRD             8.60%, 3/26/08 ....................     $6,147,261
                         Italy (Republic of), Deb.:
6,595,000,000
          ITL             6.75%, 2/1/07 .....................      4,132,695
1,105,000,000
          ITL             9.50%, 2/1/06 .....................        796,179
  690,000,000            Korea Development Bank,
          JPY             Sr. Notes,
                         4.70%, 3/18/04 .....................      5,362,959
    1,500,000            Microcell Telecommunications,
          CAD             Series B, Sr. Disc. Notes,
                         Step Bond,
                         (Eff. Yield 10.28%) (c),
                         0.00%, 10/15/07 ....................        679,220
    3,500,000            NTL, Incorporated,
          GBP             Sr. Notes, Step Bond,
                         (Eff. Yield 9.82%) (c),
                         0.00%, 4/1/08 ......................      3,600,486
   80,500,000            Nykredit,
          DKK             6.00%, 10/1/29 ....................     11,328,336
    6,000,000            Quebec (Province of),
          CAD             Deb.,
                         9.375%, 1/16/23 ....................      5,887,444
    2,000,000            Rogers Cablesystems Limited,
          CAD             Deb.,
                         9.65%, 1/15/14 .....................      1,510,542
    1,000,000            Rogers Communications,
          CAD             Incorporated,
                         Sr. Notes,
                         8.75%, 7/15/07 .....................        702,122
   18,000,000            Spain (Government of),
          ESP             Deb.,
                         11.45%, 8/30/98 ....................        120,670
   23,000,000            Spain (Kingdom of),
          ESP             Deb.,
                         12.25%, 3/25/00 ....................        172,160
    5,268,000            United Kingdom Treasury,
          GBP             Deb.,
                         7.25%, 12/7/07 .....................      9,761,801
                                                                  ----------
                         Total Foreign Bonds (Non U.S. Dollars)
                         (cost $67,089,703)..................     67,649,859
                                                                  ----------
MORTGAGE-BACKED SECURITIES -- 11.8%
$   4,750,000            FHLB,
                         5.625%, 3/19/01 ....................      4,731,428
                         FHLMC:
       32,155             Pool #E00434,
                         7.00%, 5/1/11 ......................         32,861
    1,452,103             Pool #E20217,
                         7.00%, 1/1/11 ......................      1,484,006
    3,289,024             Pool #E20271,
                         7.00%, 11/1/11 .....................      3,356,514
      638,986             Pool #E64769,
                         7.00%, 7/1/11 ......................        653,024
      251,510             Pool #E64891,
                         7.00%, 7/1/11 ......................        257,036
    1,320,497             Pool #E65184,
                         7.00%, 8/1/11 ......................      1,349,509
      386,785             Pool #E65186,
                         7.00%, 8/1/11 ......................        395,283
       53,793             Pool #E65399,
                         7.00%, 9/1/11 ......................         54,897


        Principal
        Amount                                                        Value
MORTGAGE-BACKED SECURITIES -- continued
                         FHLMC -- continued
$     416,067             Pool #E65450,
                         7.00%, 10/1/11 .....................     $  424,605
      249,678             Pool #E65454,
                         7.00%, 10/1/11 .....................        254,802
      133,793             Pool #E65468,
                         7.00%, 10/1/11 .....................        136,539
    1,907,708             Pool #E65490,
                         7.00%, 10/1/11 .....................      1,946,854
      268,847             Pool #E65597,
                         7.00%, 10/1/11 .....................        274,363
      228,227             Pool #E65645,
                         7.00%, 11/1/11 .....................        232,910
      520,263             Pool #E65660,
                         7.00%, 11/1/11 .....................        530,939
    1,482,913             Pool #E65702,
                         7.00%, 11/1/11 .....................      1,515,492
      877,902             Pool #E65703,
                         7.00%, 11/1/11 .....................        895,917
    1,824,967             Pool #E65712,
                         7.00%, 12/1/11 .....................      1,862,416
      285,517             Pool #E65717,
                         7.00%, 11/1/11 .....................        291,375
      872,798             Pool #E65723,
                         7.00%, 11/1/11 .....................        891,973
      389,971             Pool #E65750,
                         7.00%, 11/1/11 .....................        398,539
       30,448             Pool #E65759,
                         7.00%, 12/1/11 .....................         31,072
       27,840             Pool #G10524,
                         7.00%, 6/1/11 ......................         28,452
      539,858             Pool #G10556,
                         7.00%, 7/1/11 ......................        551,719
      268,102             Pool #G10590,
                         7.00%, 10/1/11 .....................        273,992
    2,708,737            FHLMC Participation Certificate,
                         Pool #607352,
                         7.862%, 4/1/22 .....................      2,852,652
                         FNMA:
    1,783,236             Pool #124289,
                         7.565%, 9/1/21 .....................      1,866,834
    2,074,579             Pool #313994,
                         7.565%, 12/1/23 ....................      2,121,838
       79,590             Pool #403607,
                         7.00%, 11/1/27 .....................         80,460
       77,903             Pool #404115,
                         7.00%, 11/1/27 .....................         78,755
    6,859,992            GNMA,
                         Pool #780163,
                         6.50%, 7/15/09 .....................      6,934,972
    1,974,567            Independent National Mortgage
                         Corporation,
                         Series 1997-A, Class A,
                         7.84%, 12/26/26 (d) ................      1,985,540
                                                                  ----------
                         Total Mortgage-Backed Securities
                         (cost $38,271,207)..................     38,777,568
                                                                  ----------
U.S. TREASURY OBLIGATIONS -- 24.8%
                         U.S. Treasury Bonds:
   31,500,000             6.375%, 8/15/27 ...................     33,143,985
    1,400,000             6.625%, 2/15/27 ...................      1,515,276
    4,223,000             7.875%, 2/15/21 ...................      5,169,206

                                   EVERGREEN
                             Strategic Income Fund



                      Schedule of Investments (continued)

                                 April 30, 1998


   Principal
    Amount                                         Value
U.S. TREASURY OBLIGATIONS -- continued
               U.S. Treasury Notes:
 $ 3,750,000    5.50%, 2/29/00 .............    $ 3,744,150
   2,250,000    5.625%, 12/31/99 ...........      2,251,755
   5,185,000    6.625%, 5/15/07 ............      5,497,707
  12,700,000    7.00%, 7/15/06 .............     13,704,062
  15,000,000    7.25%, 5/15/04 .............     16,162,500
                                                -----------
               Total U.S. Treasury Obligations
               (cost $79,277,425)...........     81,188,641
                                                -----------




  Shares
COMMON STOCKS AND WARRANTS -- 0.5%
               Gaming -- 0.4%
           Casino America, Incorporated:
  104,514   Common Stock (a) ................       367,432
   19,582   Warrants (a) (b) ................           196
  170,042  Colorado Gaming and Entertainment
           Company,
           Common Stock (a) .................       935,231
                                                  ---------
                                                  1,302,859
                                                  ---------


  Shares
COMMON STOCKS AND WARRANTS -- continued
           Telecommunication Services &
            Equipment -- 0.1%
           Nextel Communications,
           Incorporated:
    3,718   Common Stock, Class A (a) .......    $    106,544
    4,820   Warrants (a) ....................          50,610
                                                 ------------
                                                      157,154
                                                 ------------
           Total Common Stocks and Warrants
           (cost $2,134,477).................       1,460,013
                                                 ------------
PREFERRED STOCK -- 0.3%  (cost $2,106,054)
           Finance & Insurance -- 0.3%
    2,156  Ampex Incorporated (a) (b) .......       1,093,092
                                                 ------------
           Total Investments --
           (cost $316,493,467)......  98.1%       321,532,272
           Other Assets and
           Liabilities -- net ......   1.9          6,302,764
                                     -----       ------------
           Net Assets .............. 100.0%      $327,835,036
                                     =====       ============

(a)  Non-income producing.
(b) All or a portion of these securities are either (1) restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. At April 30, 1998, the fair value of these securities was $1,093,288 (0.33% of the Fund's net assets).
(c) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.


Legend of Portfolio Abbreviations:
ARS        Argentine Peso
AUD        Australian Dollar
CAD        Canadian Dollar
DEM        Deutsche Mark
DKK        Danish Krone
ESP        Spanish Peseta
FHLB       Federal Home Loan Bank
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
GBP        Pound Sterling
GNMA       Government National Mortgage Association
GRD        Greek Drachma
ITL        Italian Lira
JPY        Japanese Yen


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts to sell:

Exchange                                       U.S. $ Value at      In Exchange     Net Unrealized
 Date            Contractsto Deliver            April 30, 1998      for U.S. $      Depreciation
------      ----------------------------      -----------------    -------------   ---------------
8/4/98       70,000,000   Deutsche Mark           39,211,513        39,173,989        $(37,524)

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              U.S. Government Fund



                            Schedule of Investments

                                 April 30, 1998





    Principal
     Amount                                              Value
MORTGAGE-BACKED SECURITIES -- 42.4%
                Federal Home Loan Mortgage
                  Corp. -- 9.0%
 $ 13,035,755   6.50%, 04/01/26 .................    $ 12,959,887
    1,750,000   7.80%, 09/12/16 .................       1,919,188
    4,327,409   8.00%, 07/01/17 - 04/01/22 ......       4,521,742
    3,075,501   8.50%, 10/01/17 - 04/01/23 ......       3,240,471
    2,806,679   9.00%, 11/01/19 - 04/01/21 ......       3,003,812
    1,071,841   9.50%, 09/01/20 .................       1,160,053
    1,259,265   10.00%, 12/01/19 - 08/01/21 .....       1,376,961
    1,592,069   10.50%, 12/01/19 ................       1,742,321
                                                     ------------
                                                       29,924,435
                                                     ------------
                Federal National Mortgage
                 Assn. -- 12.7%
    4,365,482   6.50%, 01/01/24 .................       4,325,922
   15,711,901   7.00%, 08/01/25 - 09/01/25 ......      15,903,397
   10,094,472   7.50%, 07/01/23 - 07/01/25 ......      10,368,920
    8,971,054   8.00%, 08/01/25 .................       9,318,414
    1,343,671   9.50%, 02/01/23 .................       1,437,309
      941,145   11.00%, 01/01/16 ................       1,043,908
                                                     ------------
                                                       42,397,870
                                                     ------------
                Government National Mortgage
                 Assn. -- 20.7%
    3,317,473   6.50%, 10/15/25 .................       3,295,611
   17,194,812   7.00%, 12/15/22 - 05/15/26 ......      17,433,010
    9,504,910   7.50%, 02/15/22 - 03/15/23 ......       9,772,283
   16,644,505   8.00%, 04/15/23 - 08/15/24 ......      17,333,755
    9,492,843   8.50%, 12/15/21 - 07/15/24 ......      10,039,284
    4,434,234   9.00%, 01/15/20 - 06/15/21 ......       4,752,944
    4,517,624   9.50%, 05/15/17 - 02/15/21 ......       4,891,742
    1,066,761   10.00%, 12/15/18 ................       1,167,104
                                                     ------------
                                                       68,685,733
                                                     ------------
                Total Mortgage-Backed Securities
                (cost $138,608,340)..............     141,008,038
                                                     ------------


    Principal
     Amount                                              Value
U. S. TREASURY OBLIGATIONS -- 55.4%
                U.S. Treasury Bonds -- 30.4%
 $ 15,500,000   6.125%, 11/15/27 ................    $ 15,877,828
    5,200,000   7.625%, 2/15/07 .................       5,520,128
    7,520,000   7.875%, 2/15/21 .................       9,209,654
   12,000,000   8.25%, 5/15/05 ..................      12,577,512
    8,100,000   8.50%, 2/15/20 ..................      10,497,098
    3,650,000   8.75%, 11/15/08 .................       4,150,736
    3,080,000   8.75%, 8/15/20 ..................       4,094,478
   14,010,000   8.875%, 8/15/17 .................      18,528,239
    6,000,000   8.875%, 2/15/19 .................       8,002,506
    9,300,000   9.25%, 2/15/16 ..................      12,569,536
                                                     ------------
                                                      101,027,715
                                                     ------------
                U.S. Treasury Notes -- 25.0%
    3,500,000   6.00%, 6/30/99 ..................       3,517,504
    1,500,000   6.25%, 5/31/99 ..................       1,510,782
    7,500,000   6.25%, 6/30/02 ..................       7,657,035
    3,000,000   6.75%, 4/30/00 ..................       3,063,753
   12,000,000   7.75%, 11/30/99 .................      12,382,512
    9,800,000   7.75%, 1/31/00 ..................      10,146,067
   21,500,000   7.875%, 11/15/99 ................      22,212,209
    1,600,000   7.875%, 11/15/04 ................       1,784,501
    9,350,000   8.25%, 7/15/98 ..................       9,411,364
   11,205,000   9.25%, 8/15/98 ..................      11,331,067
                                                     ------------
                                                       83,016,794
                                                     ------------
                Total U. S. Treasury Obligations
                (cost $185,438,991)..............     184,044,509
                                                     ------------
REPURCHASE AGREEMENT -- 0.2% (cost $531,701)
      531,701   Donaldson, Lufkin & Jenrette
                Securities Corp., 5.49% dated
                04/30/98, due 05/01/98, maturity
                value $531,782 (collateralized by
                $819,000 U.S. Treasury STRIPS,
                0.00%, due 05/15/2005; value,
                including accrued interest
                $542,735)........................         531,701
                                                     ------------
                Total Investments
                (cost $324,579,032).....  98.0%       325,584,248
                Other Assets and
                Liabilities -- net .....   2.0          6,661,029
                                         -----       ------------
                Net Assets ............. 100.0%      $332,245,277
                                         =====       ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds




                      Statements of Assets and Liabilities

                                 April 30, 1998


                                                                                   Diversified
                                                                                      Bond
                                                                                      Fund
                                                                               -----------------
 Assets
  Investments at market value (identified cost -- $576,701,041,
   $481,818,150, $316,493,467 and $324,579,032, respectively).................  $   591,455,445
  Cash and foreign currency, at value (identified cost --  $903, $18,854,
   $662,359 and $0, respectively).............................................              903
  Receivable for investments sold ............................................       13,770,108
  Interest receivable ........................................................        9,154,730
  Receivable for Fund shares sold ............................................          170,504
  Receivable for closed forward foreign currency exchange contracts ..........                0
  Prepaid expenses and other assets ..........................................          334,221
------------------------------------------------------------------------------  ---------------
   Total assets ..............................................................      614,885,911
------------------------------------------------------------------------------  ---------------
 Liabilities
  Payable for reverse repurchase agreements ..................................       22,388,446
  Payable for investments purchased .........................................        9,079,280
  Payable for securities on loan .............................................        8,642,617
  Dividends payable ..........................................................        1,327,476
  Payable for Fund shares redeemed ...........................................        1,223,231
  Due to related parties .....................................................          264,509
  Unrealized depreciation on forward foreign currency exchange contracts .....          196,424
  Distribution fee payable ...................................................           61,485
  Accrued Trustees' fees and expenses ........................................           13,549
  Accrued expenses and other liabilities .....................................                0
------------------------------------------------------------------------------  ---------------
   Total liabilities .........................................................       43,197,017
------------------------------------------------------------------------------  ---------------
 Net assets ..................................................................  $   571,688,894
------------------------------------------------------------------------------  ---------------
 Net assets represented by
  Paid-in capital ............................................................  $   716,267,329
  Undistributed net investment income (accumulated distributions in
   excess of net investment income) ..........................................          397,123
  Accumulated net realized loss on investments, futures contracts and
   foreign currency related transactions .....................................     (159,537,483)
  Net unrealized appreciation on investments and foreign currency related
   transactions ..............................................................       14,561,925
------------------------------------------------------------------------------  ---------------
   Total net assets ..........................................................  $   571,688,894
------------------------------------------------------------------------------  ---------------
 Net assets consists of
   Class A ...................................................................  $   501,546,856
   Class B ...................................................................       70,112,654
   Class C ...................................................................           22,811
   Class  Y ..................................................................            6,573
------------------------------------------------------------------------------  ---------------
                                                                                $   571,688,894
------------------------------------------------------------------------------  ---------------
 Shares outstanding
   Class A ...................................................................       31,500,841
   Class B ...................................................................        4,403,544
   Class C ...................................................................            1,433
   Class  Y ..................................................................              413
------------------------------------------------------------------------------  ---------------
 Net asset value per share
   Class A ...................................................................  $         15.92
------------------------------------------------------------------------------  ---------------
   Class A -- Offering price (based on sales charge of 4.75%) ................  $         16.71
------------------------------------------------------------------------------  ---------------
   Class B ...................................................................  $         15.92
------------------------------------------------------------------------------  ---------------
   Class C ...................................................................  $         15.92
------------------------------------------------------------------------------  ---------------
   Class Y ...................................................................  $         15.92
------------------------------------------------------------------------------  ---------------



                                                                                      High          Strategic          U.S.zzz
                                                                                     Yield            Income        Government
                                                                                      Fund             Fund            Fund
                                                                               ----------------- --------------- ---------------
 Assets
  Investments at market value (identified cost -- $576,701,041,
   $481,818,150, $316,493,467 and $324,579,032, respectively).................  $   484,227,114   $ 321,532,272   $ 325,584,248
  Cash and foreign currency, at value (identified cost --  $903, $18,854,
   $662,359 and $0, respectively).............................................           18,848         662,359               0
  Receivable for investments sold ............................................       48,065,630       2,698,042               0
  Interest receivable ........................................................        9,217,883       6,563,727       5,015,982
  Receivable for Fund shares sold ............................................          916,624         543,814       2,690,960
  Receivable for closed forward foreign currency exchange contracts ..........                0          56,518               0
  Prepaid expenses and other assets ..........................................          196,191          86,565          53,150
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Total assets ..............................................................      542,642,290     332,143,297     333,344,340
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Liabilities
  Payable for reverse repurchase agreements ..................................                0       1,350,806               0
  Payable for investments purchased ..........................................       21,612,175         702,231               0
  Payable for securities on loan .............................................                0               0               0
  Dividends payable ..........................................................        1,540,504         904,330         487,192
  Payable for Fund shares redeemed ...........................................          595,594         981,432         237,579
  Due to related parties .....................................................          261,204         166,684         142,662
  Unrealized depreciation on forward foreign currency exchange contracts .....                0          37,524               0
  Distribution fee payable ...................................................           86,243         142,668         121,743
  Accrued Trustees' fees and expenses ........................................           16,463          10,142          17,264
  Accrued expenses and other liabilities .....................................           41,533          12,444          92,623
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Total liabilities .........................................................       24,153,716       4,308,261       1,099,063
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Net assets ..................................................................  $   518,488,574   $ 327,835,036   $ 332,245,277
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Net assets represented by
  Paid-in capital ............................................................  $   890,481,827   $ 398,919,207   $ 354,051,006
  Undistributed net investment income (accumulated distributions in
   excess of net investment income) ..........................................       (1,461,940)     (1,604,423)              0
  Accumulated net realized loss on investments, futures contracts and
   foreign currency related transactions .....................................     (372,940,765)    (74,488,430)    (22,810,945)
  Net unrealized appreciation on investments and foreign currency related
   transactions ..............................................................        2,409,452       5,008,682       1,005,216
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Total net assets ..........................................................  $   518,488,574   $ 327,835,036   $ 332,245,277
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Net assets consists of
   Class A ...................................................................  $   420,777,850   $ 193,617,768   $  40,136,274
   Class B ..................................................................       96,535,489     113,136,319     130,575,812
   Class C ...................................................................        1,155,249      19,638,532       5,696,911
   Class Y ...................................................................           19,986       1,442,417     155,836,280
------------------------------------------------------------------------------- ---------------   -------------   -------------
                                                                                $   518,488,574   $ 327,835,036   $ 332,245,277
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Shares outstanding
   Class A ...................................................................       92,827,579      26,845,937       4,148,338
   Class B ...................................................................       21,298,722      15,614,180      13,495,849
   Class C ...................................................................          254,831       2,713,720         588,802
   Class Y ...................................................................            4,412         204,966      16,106,634
------------------------------------------------------------------------------- ---------------   -------------   -------------
 Net asset value per share
   Class A ...................................................................  $          4.53   $        7.21   $        9.68
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Class A -- Offering price (based on sales charge of 4.75%) ................  $          4.76   $        7.57   $       10.16
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Class B ...................................................................  $          4.53   $        7.25   $        9.68
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Class C ...................................................................  $          4.53   $        7.24   $        9.68
------------------------------------------------------------------------------- ---------------   -------------   -------------
   Class Y ...................................................................  $          4.53   $        7.04   $        9.68
------------------------------------------------------------------------------- ---------------   -------------   -------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Long Term Bond Funds




                            Statements of Operations

                           Year Ended April 30, 1998


                                                                                     Diversified
                                                                                        Bond
                                                                                        Fund*
                                                                                   --------------
Investment income
 Interest income (Net of foreign withholding taxes of $4,314, $23,160, $27,178 and $0, respectively)...........................................................  $ 25,456,917
 Dividend income .................................................................       222,685
 Other income ....................................................................       154,821
----------------------------------------------------------------------------------  ------------
  Total investment income ........................................................    25,834,423
----------------------------------------------------------------------------------  ------------
Expenses
 Distribution Plan expenses ......................................................     2,290,679
 Management fee ..................................................................     1,847,478
 Transfer agent fees .............................................................       678,105
 Custodian fees .................................................................       136,488
 Administrative services fees ....................................................        57,048
 Professional fees ...............................................................        26,335
 Trustees' fees and expenses .....................................................        25,826
 Other ...........................................................................       194,504
----------------------------------------------------------------------------------  ------------
  Total expenses .................................................................     5,256,463
 Less: Indirectly paid expenses ..................................................       (10,831)
----------------------------------------------------------------------------------  ------------
  Net expenses ...................................................................     5,245,632
----------------------------------------------------------------------------------  ------------
 Net investment income ...........................................................    20,588,791
----------------------------------------------------------------------------------  ------------
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency related transactions
 Realized gain (loss) on:
  Investments ...................................................................    15,399,570
  Futures contracts ..............................................................      (348,801)
  Foreign currency related transactions ..........................................    (4,113,903)
----------------------------------------------------------------------------------  ------------
 Net realized gain (loss) on investments, futures contracts and foreign currency
  related transactions ...........................................................    10,936,866
----------------------------------------------------------------------------------  ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................................     2,869,575
  Foreign currency related transactions ..........................................       676,869
----------------------------------------------------------------------------------  ------------
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currency related transactions ..................................................     3,546,444
----------------------------------------------------------------------------------  ------------
 Net realized and unrealized gain on investments, futures contracts and foreign
  currency related transactions .................................................    14,483,310
----------------------------------------------------------------------------------  ------------
 Net increase in net assets resulting from operations ............................  $ 35,072,101
----------------------------------------------------------------------------------  ------------



                                                                                         High        Strategic         U.S.
                                                                                        Yield         Income       Government
                                                                                        Fund**         Fund           Fund
                                                                                   -------------- -------------- --------------
Investment income
 Interest income (Net of foreign withholding taxes of $4,314, $23,160, $27,178
  and $0, respectively)...........................................................  $36,543,259    $ 17,998,152   $23,464,920
 Dividend income .................................................................      332,283               0             0
 Other income ....................................................................      327,527         165,375             0
----------------------------------------------------------------------------------- -----------    ------------   -----------
  Total investment income ........................................................   37,203,069      18,163,527    23,464,920
----------------------------------------------------------------------------------- -----------    ------------   -----------
Expenses
 Distribution Plan expenses ......................................................    3,087,747       1,587,407     1,545,471
 Management fee ..................................................................    2,300,383       1,406,494     1,601,407
 Transfer agent fees .............................................................    1,035,815         539,204       402,980
 Custodian fees ..................................................................      103,902          93,822        97,071
 Administrative services fees ...................................................       76,786          36,278       105,681
 Professional fees ...............................................................       29,319          24,213        38,748
 Trustees' fees and expenses .....................................................       30,906          21,252        11,923
 Other ..........................................................................      233,116         211,897       230,735
----------------------------------------------------------------------------------- -----------    ------------   -----------
  Total expenses .................................................................    6,897,974       3,920,567     4,034,016
 Less: Indirectly paid expenses ..................................................      (51,507)         (8,289)         (258)
----------------------------------------------------------------------------------- -----------    ------------   -----------
  Net expenses ...................................................................    6,846,467       3,912,278     4,033,758
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net investment income ...........................................................   30,356,602      14,251,249    19,431,162
----------------------------------------------------------------------------------- -----------    ------------   -----------
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency related transactions
 Realized gain (loss) on:
  Investments ....................................................................   16,545,290       7,922,358      (764,906)
  Futures contracts .............................................................            0               0             0
  Foreign currency related transactions ..........................................        6,279      (2,286,641)            0
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net realized gain (loss) on investments, futures contracts and foreign currency
  related transactions ...........................................................   16,551,569       5,635,717      (764,906)
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................................    3,464,331       5,407,478     9,555,419
  Foreign currency related transactions ..........................................          478           6,045             0
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net change in unrealized appreciation (depreciation) on investments and foreign
  currency related transactions ..................................................    3,464,809       5,413,523     9,555,419
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net realized and unrealized gain on investments, futures contracts and foreign
  currency related transactions ..................................................   20,016,378      11,049,240     8,790,513
----------------------------------------------------------------------------------- -----------    ------------   -----------
 Net increase in net assets resulting from operations ............................  $50,372,980    $ 25,300,489   $28,221,675
----------------------------------------------------------------------------------- -----------    ------------   -----------

* Eight months ended April 30, 1998. During the period, Diversified Bond Fund changed its fiscal year end from August 31 to April 30.
** Nine months ended April 30, 1998. During the period, High Yield Fund changed its fiscal year end from July 31 to April 30.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Long Term Bond Funds




                            Statements of Operations

                                 Prior Year End


                                                                                             Diversified        High
                                                                                                Bond           Yield
                                                                                                Fund*          Fund**
                                                                                           -------------- --------------
Investment income
 Interest:
  Unaffiliated issuers (Net of foreign withholding taxes of $0 and $693, respectively)....  $40,714,972    $52,953,592
  Affiliated issuers .....................................................................            0      1,118,767
 Other income ............................................................................      107,991        466,791
------------------------------------------------------------------------------------------  -----------    -----------
   Total investment income ..............................................................   40,822,963     54,539,150
------------------------------------------------------------------------------------------  -----------    -----------
Expenses
 Distribution Plan expenses ..............................................................    5,106,010      5,686,181
 Management fee .........................................................................    2,835,152      3,259,222
 Transfer agent fees .....................................................................    1,203,224      1,634,507
 Custodian fees ..........................................................................      252,608        289,359
 Administrative services fees ............................................................       65,837         50,161
 Professional fees .......................................................................       41,737         67,739
 Trustees' fees and expenses .............................................................       47,515         48,789
 Other ...................................................................................      125,172        133,428
------------------------------------------------------------------------------------------  -----------    -----------
  Total expenses ........................................................................    9,677,255     11,169,386
 Less: Indirectly paid expenses ..........................................................      (50,654)       (64,295)
------------------------------------------------------------------------------------------  -----------    -----------
  Net expenses ...........................................................................    9,626,601     11,105,091
------------------------------------------------------------------------------------------  -----------    -----------
 Net investment income ...................................................................   31,196,362     43,434,059
------------------------------------------------------------------------------------------  -----------    -----------
Net realized and unrealized gain on investments and foreign currency related transactions
 Realized gain on :
  Investments ............................................................................   10,233,263      3,963,269
  Foreign currency related transactions ..................................................    5,320,208              0
------------------------------------------------------------------------------------------  -----------    -----------
 Net realized gain on investments and foreign currency related transactions ..............   15,553,471      3,963,269
------------------------------------------------------------------------------------------  -----------    -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ............................................................................   13,588,288     33,119,281
  Foreign currency related transactions ..................................................     (237,516)             0
------------------------------------------------------------------------------------------  -----------    -----------
 Net change in unrealized appreciation (depreciation) on investments and foreign currency    13,350,772     33,119,281
------------------------------------------------------------------------------------------  -----------    -----------
  related transactions
------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency related                28,904,243     37,082,550
------------------------------------------------------------------------------------------  -----------    -----------
  transactions
------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations ....................................  $60,100,605    $80,516,609
------------------------------------------------------------------------------------------  -----------    -----------

*   Year ended August 31, 1997.
**  Year ended July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Long Term Bond Funds




                      Statements of Changes in Net Assets

                           Year Ended April 30, 1998


                                                                                    Diversified
                                                                                       Bond
                                                                                       Fund*
                                                                                -----------------
Operations
 Net investment income ........................................................  $    20,588,791
 Net realized gain (loss) on investments, futures contracts and foreign
  currency related transactions ...............................................       10,936,866
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .......................................        3,546,444
-------------------------------------------------------------------------------  ---------------
  Net increase in net assets resulting from operations ........................       35,072,101
-------------------------------------------------------------------------------  ---------------
Distributions to shareholders from net investment income
  Class A .....................................................................       (9,491,102)
  Class B ....................................................................      (11,097,556)
  Class C .....................................................................              (35)
  Class Y .....................................................................              (98)
-------------------------------------------------------------------------------  ---------------
  Total distributions to shareholders .........................................      (20,588,791)
-------------------------------------------------------------------------------  ---------------
Capital share transactions
 Proceeds from shares sold ....................................................       19,555,848
 Proceeds from shares issued in connection with the acquisition of:
  Evergreen Quality Bond Fund .................................................      172,832,659
  Blanchard Flexible Income Fund ..............................................                0
  Keystone World Bond Fund ....................................................                0
  Keystone Government Securities Fund .........................................                0
 Proceeds from reinvestment of distributions ..................................       11,421,930
 Payment for shares redeemed ..................................................     (104,305,708)
-------------------------------------------------------------------------------  ---------------
  Net increase (decrease) in net assets resulting from capital share
   transactions ...............................................................       99,504,729
-------------------------------------------------------------------------------  ---------------
   Total increase (decrease) in net assets ....................................      113,988,039
Net assets
 Beginning of period ..........................................................      457,700,855
-------------------------------------------------------------------------------  ---------------
 End of period ................................................................  $   571,688,894
-------------------------------------------------------------------------------  ---------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) ......................................................  $       397,123
-------------------------------------------------------------------------------  ---------------



                                                                                      High             Strategic
                                                                                      Yield             Income
                                                                                      Fund**             Fund
                                                                                ----------------- ------------------
Operations
 Net investment income ........................................................   $   30,356,602     $ 14,251,249
 Net realized gain (loss) on investments, futures contracts and foreign
  currency related transactions ...............................................       16,551,569        5,635,717
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .......................................        3,464,809        5,413,523
--------------------------------------------------------------------------------  --------------     ------------
  Net increase in net assets resulting from operations .......................       50,372,980       25,300,489
--------------------------------------------------------------------------------  --------------     ------------
Distributions to shareholders from net investment income
  Class A .....................................................................       (9,975,169)      (5,750,571)
  Class B .....................................................................      (20,369,058)      (7,053,895)
  Class C .....................................................................          (12,343)      (1,374,051)
  Class Y .....................................................................              (32)         (62,982)
--------------------------------------------------------------------------------  --------------     ------------
  Total distributions to shareholders .........................................      (30,356,602)     (14,241,499)
--------------------------------------------------------------------------------  --------------     ------------
Capital share transactions
 Proceeds from shares sold ....................................................       55,707,745       52,265,456
 Proceeds from shares issued in connection with the acquisition of:
  Evergreen Quality Bond Fund .................................................                0                0
  Blanchard Flexible Income Fund .............................................                0      139,705,470
  Keystone World Bond Fund ....................................................                0       13,364,630
  Keystone Government Securities Fund .........................................                0                0
 Proceeds from reinvestment of distributions ..................................       17,078,485        8,043,638
 Payment for shares redeemed ..................................................     (121,704,035)     (89,713,499)
--------------------------------------------------------------------------------  --------------     ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions ...............................................................      (48,917,805)     123,665,695
--------------------------------------------------------------------------------  --------------     ------------
   Total increase (decrease) in net assets ....................................      (28,901,427)     134,724,685
Net assets
 Beginning of period ..........................................................      547,390,001      193,110,351
--------------------------------------------------------------------------------  --------------     ------------
 End of period ................................................................   $  518,488,574     $327,835,036
--------------------------------------------------------------------------------  --------------     ------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) .......................................................  ($    1,461,940)   ($  1,604,423)
--------------------------------------------------------------------------------  --------------     ------------



                                                                                       U.S.
                                                                                   Government
                                                                                      Fund
                                                                                ----------------
Operations
 Net investment income ........................................................  $  19,431,162
 Net realized gain (loss) on investments, futures contracts and foreign
  currency related transactions ...............................................       (764,906)
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .......................................      9,555,419
-------------------------------------------------------------------------------- -------------
  Net increase in net assets resulting from operations ........................     28,221,675
-------------------------------------------------------------------------------- -------------
Distributions to shareholders from net investment income
  Class A .....................................................................     (2,040,357)
  Class B ....................................................................     (7,875,544)
  Class C .....................................................................       (261,054)
  Class Y .....................................................................     (9,254,414)
-------------------------------------------------------------------------------- -------------
  Total distributions to shareholders .........................................    (19,431,369)
-------------------------------------------------------------------------------- -------------
Capital share transactions
 Proceeds from shares sold ....................................................     63,710,601
 Proceeds from shares issued in connection with the acquisition of:
  Evergreen Quality Bond Fund .................................................              0
  Blanchard Flexible Income Fund ..............................................              0
  Keystone World Bond Fund ...................................................              0
  Keystone Government Securities Fund .........................................     41,845,369
 Proceeds from reinvestment of distributions ..................................     13,377,697
 Payment for shares redeemed ..................................................    (83,317,244)
-------------------------------------------------------------------------------- -------------
  Net increase (decrease) in net assets resulting from capital share
   transactions ...............................................................     35,616,423
-------------------------------------------------------------------------------- -------------
   Total increase (decrease) in net assets ....................................     44,406,729
Net assets
 Beginning of period ..........................................................    287,838,548
-------------------------------------------------------------------------------- -------------
 End of period ................................................................  $ 332,245,277
-------------------------------------------------------------------------------- -------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) .......................................................  $           0
-------------------------------------------------------------------------------- -------------

* Eight months ended April 30, 1998. During the period, Diversified Bond Fund changed its fiscal year end from August 31 to April 30.

** Nine months ended April 30, 1998. During the period, High Yield Fund changed its fiscal year end from July 31 to April 30.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Long Term Bond Funds




                      Statements of Changes in Net Assets

                           For the Periods Indicated


                                                                                       Diversified Bond Fund
                                                                                -----------------------------------
                                                                                       Year Ended August 31,
                                                                                       1997              1996
                                                                                ----------------- -----------------
Operations
 Net investment income .......................................................  $    31,196,362    $   42,141,831
 Net realized gain on investments, closed futures contracts and foreign
  currency related transactions ...............................................       15,553,471           323,307
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions ......................................       13,350,772       (14,654,381)
-------------------------------------------------------------------------------  ---------------    --------------
  Net increase in net assets resulting from operations ........................       60,100,605        27,810,757
-------------------------------------------------------------------------------  ---------------    --------------
Distributions to shareholders from
 Net investment income ........................................................      (31,196,362)      (42,020,420)
 In excess of net investment income ...........................................       (1,746,263)                0
 Tax basis return of capital ..................................................                0        (2,935,918)
-------------------------------------------------------------------------------  ---------------    --------------
  Total distributions to shareholders ........................................      (32,942,625)      (44,956,338)
-------------------------------------------------------------------------------  ---------------    --------------
Capital share transactions
 Proceeds from shares sold ....................................................       33,102,013        89,671,653
 Proceeds from reinvestment of distributions ..................................       18,107,160        25,564,686
 Payment for shares redeemed ..................................................     (180,458,236)     (273,136,100)
-------------------------------------------------------------------------------  ---------------    --------------
  Net decrease in net assets resulting from capital share transactions ........     (129,249,063)     (157,899,761)
-------------------------------------------------------------------------------  ---------------    --------------
   Total decrease in net assets ...............................................     (102,091,083)     (175,045,342)
Net assets
 Beginning of period ..........................................................      559,791,938       734,837,280
-------------------------------------------------------------------------------  ---------------    --------------
 End of period ................................................................  $   457,700,855    $  559,791,938
-------------------------------------------------------------------------------  ---------------    --------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) .......................................................  $     2,801,682   ($    1,446,954)
-------------------------------------------------------------------------------  ---------------    --------------



                                                                                          High Yield Fund
                                                                                -----------------------------------
                                                                                        Year Ended July 31,
                                                                                       1997              1996
                                                                                ----------------- -----------------
Operations
 Net investment income ........................................................   $   43,434,059    $   53,347,924
 Net realized gain on investments, closed futures contracts and foreign
  currency related transactions ...............................................        3,963,269        12,528,472
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .......................................       33,119,281       (59,100,847)
--------------------------------------------------------------------------------  --------------    --------------
  Net increase in net assets resulting from operations ........................       80,516,609         6,775,549
--------------------------------------------------------------------------------  --------------    --------------
Distributions to shareholders from
 Net investment income ........................................................      (43,434,060)      (49,946,109)
 In excess of net investment income ...........................................       (1,323,000)       (9,344,299)
 Tax basis return of capital ..................................................                0                 0
--------------------------------------------------------------------------------  --------------    --------------
  Total distributions to shareholders .........................................      (44,757,060)      (59,290,408)
--------------------------------------------------------------------------------  --------------    --------------
Capital share transactions
 Proceeds from shares sold ....................................................      136,045,881       162,907,187
 Proceeds from reinvestment of distributions ..................................       25,311,702        33,436,642
 Payment for shares redeemed ..................................................     (243,407,877)     (315,113,110)
--------------------------------------------------------------------------------  --------------    --------------
  Net decrease in net assets resulting from capital share transactions .......      (82,050,294)     (118,769,281)
--------------------------------------------------------------------------------  --------------    --------------
   Total decrease in net assets ...............................................      (46,290,745)     (171,284,140)
Net assets
 Beginning of period ..........................................................      593,680,746       764,964,886
--------------------------------------------------------------------------------  --------------    --------------
 End of period ................................................................   $  547,390,001    $  593,680,746
--------------------------------------------------------------------------------  --------------    --------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) .......................................................  ($    1,468,219)  ($    1,700,454)
--------------------------------------------------------------------------------  --------------    --------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Long Term Bond Funds




                      Statements of Changes in Net Assets

                           For the Periods Indicated


                                                                                           Strategic Income Fund
                                                                                   -------------------------------------
                                                                                          Nine
                                                                                         Months              Year
                                                                                          Ended              Ended
                                                                                        April 30,          July 31,
                                                                                          1997*              1996
                                                                                   ------------------ ------------------
Operations
 Net investment income ...........................................................    $ 10,700,165       $ 19,336,690
 Net realized gain (loss) on investments, closed futures contracts and foreign
  currency related transactions ..................................................       5,462,277         (3,931,838)
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions ..........................................      (2,698,555)           247,245
----------------------------------------------------------------------------------    ------------       ------------
  Net increase in net assets resulting from operations ...........................      13,463,887         15,652,097
----------------------------------------------------------------------------------    ------------       ------------
Distributions to shareholders from
 Net investment income
  Class A ........................................................................      (3,484,550)        (5,945,153)
  Class B ........................................................................      (5,810,734)        (9,706,657)
  Class C ........................................................................      (1,404,882)        (2,690,979)
  Class Y .......................................................................               0                  0
 In excess of net investment income
  Class A ........................................................................        (256,701)                 0
  Class B ........................................................................        (428,067)                 0
  Class C .......................................................................        (103,495)                 0
 Tax basis return of capital
  Class A ........................................................................               0           (564,217)
  Class B ........................................................................               0           (921,197)
  Class C ........................................................................               0           (255,384)
----------------------------------------------------------------------------------    ------------       ------------
  Total distributions to shareholders ............................................     (11,488,429)       (20,083,587)
----------------------------------------------------------------------------------    ------------       ------------
Capital share transactions
 Proceeds from shares sold .......................................................      25,911,778         28,128,495
 Proceeds from shares issued in acqusition of
  Evergreen U.S. Government Securities Fund ......................................               0                  0
 Proceeds from reinvestment of distributions .....................................       6,009,396         10,567,921
 Payment for shares redeemed .....................................................     (64,109,043)       (92,224,304)
----------------------------------------------------------------------------------    ------------       ------------
  Net increase (decrease) in net assets resulting from capital share
   transactions ..................................................................     (32,187,869)       (53,527,888)
----------------------------------------------------------------------------------    ------------       ------------
   Total increase (decrease) in net assets .......................................     (30,212,411)       (57,959,378)
Net assets
 Beginning of period .............................................................     223,322,762        281,282,140
----------------------------------------------------------------------------------    ------------       ------------
 End of period ...................................................................    $193,110,351       $223,322,762
----------------------------------------------------------------------------------    ------------       ------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) ..........................................................   ($    576,398)     ($  1,169,996)
----------------------------------------------------------------------------------    ------------       ------------



                                                                                         U.S. Government Fund
                                                                                   ---------------------------------
                                                                                          Ten
                                                                                        Months            Year
                                                                                         Ended            Ended
                                                                                       April 30,        June 30,
                                                                                        1997**            1996
                                                                                   ---------------- ----------------
Operations
 Net investment income ..........................................................  $  15,898,690    $  18,766,488
 Net realized gain (loss) on investments, closed futures contracts and foreign
  currency related transactions ..................................................     (3,340,851)      (3,731,984)
 Net change in unrealized appreciation (depreciation) on investments and
  foreign currency related transactions .........................................      2,370,773       (3,860,415)
----------------------------------------------------------------------------------- -------------    -------------
  Net increase in net assets resulting from operations ...........................     14,928,612       11,174,089
----------------------------------------------------------------------------------- -------------    -------------
Distributions to shareholders from
 Net investment income
  Class A ........................................................................     (1,050,495)      (1,406,673)
  Class B ........................................................................     (7,610,760)     (10,727,964)
  Class C ........................................................................        (35,021)         (28,511)
  Class Y ........................................................................     (7,202,207)      (6,603,340)
 In excess of net investment income
  Class A .......................................................................              0                0
  Class B ........................................................................              0                0
  Class C ........................................................................              0                0
 Tax basis return of capital
  Class A .......................................................................              0                0
  Class B ........................................................................              0                0
  Class C ........................................................................              0                0
----------------------------------------------------------------------------------- -------------    -------------
  Total distributions to shareholders ............................................    (15,898,483)     (18,766,488)
----------------------------------------------------------------------------------- -------------    -------------
Capital share transactions
 Proceeds from shares sold .......................................................     26,211,170      138,179,343
 Proceeds from shares issued in acqusition of
  Evergreen U.S. Government Securities Fund ......................................              0        5,739,713
 Proceeds from reinvestment of distributions ....................................     10,717,216       11,871,813
 Payment for shares redeemed .....................................................    (56,670,711)     (71,866,685)
----------------------------------------------------------------------------------- -------------    -------------
  Net increase (decrease) in net assets resulting from capital share
   transactions .................................................................    (19,742,325)      83,924,184
----------------------------------------------------------------------------------- -------------    -------------
   Total increase (decrease) in net assets .......................................    (20,712,196)      76,331,785
Net assets
 Beginning of period .............................................................    308,550,744      232,218,959
----------------------------------------------------------------------------------- -------------    -------------
 End of period ...................................................................  $ 287,838,548    $ 308,550,744
----------------------------------------------------------------------------------- -------------    -------------
Undistributed net investment income (accumulated distributions in excess of
 net investment income) ..........................................................  $         207    $           0
----------------------------------------------------------------------------------- -------------    -------------

* During the period, the Strategic Income Fund changed its fiscal year end from July 31 to April 30.

** During the period, the U.S. Government Fund changed its fiscal year end from June 30 to April 30.


                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements


1. ORGANIZATION


The Evergreen Long Term Bond Funds consist of Evergreen Diversified Bond Fund ("Diversified Bond Fund"), Evergreen High Yield Bond Fund ("High Yield Fund"), Evergreen Strategic Income Fund ("Strategic Income Fund") and Evergreen U.S. Government Fund ("U.S. Government Fund") (collectively the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 17, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares of Diversified Bond Fund, High Yield Fund and Strategic Income Fund purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares of these Funds purchased prior to January 1, 1997 retain their existing conversion rights. For the U.S. Government Fund, all Class B shares will automatically convert to Class A shares after seven years. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

Effective January 9, 1998, the Diversified Bond Fund and High Yield Fund added three classes of shares designated as Class A, Class C and Class Y and designated the existing class of shares as Class B. Shareholders of these Funds who, on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders.

The Diversified Bond Fund, High Yield Fund and Strategic Income Fund value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. Each of these Funds values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price.

Securities for which market quotations are not readily available or valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, except for U.S. Government Fund, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, each Fund, except for U.S. Government Fund, may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and are included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

E. Futures Contracts
In order to gain exposure to or protect against changes in security values, each Fund may buy and sell futures contracts.


The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Forward Foreign Currency Exchange Contracts
Each Fund, except for U.S. Government Fund, may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Securities Lending
In order to generate income and to offset expenses, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 30% of total assets for Diversified Bond Fund, 15% of total assets for High Yield Fund and Strategic Income Fund and one-third of total assets for U.S. Government Fund. Loans will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the collateral in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

H. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

I. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

J. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for foreign currency related transactions and expiration of capital loss carryovers.

K. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

L. Organization Expenses
U.S. Government Fund's organizational expenses were borne initially by a prior administrator. As a result of the change in the administration agreement, First Union purchased the remaining unreimbursed initial organizational expenses from the prior administrator. U.S. Government Fund will reimburse First Union during the five-year period following its commencement of operations. For the year ended April 30, 1998, U.S. Government Fund paid $5,566 in unreimbursed organization expenses. As of April 30, 1998, unreimbursed organization expenses for the U.S. Government Fund have been fully amortized.


3. CAPITAL SHARE TRANSACTIONS

Each Fund has an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

DIVERSIFIED BOND FUND




                                                           January 20, 1998
                                                            (Commencement
                                                         of Class Operations)
                                                        through April 30, 1998
                                                   --------------------------------
                                                        Shares          Amount
                                                   --------------- ----------------
Class A
Shares sold ......................................       136,952    $   2,185,530
Shares issued in connection with the acquisition
 of Evergreen Quality Bond Fund ..................     9,827,053      156,644,304
Automatic conversion of Class B shares ...........    24,126,331      387,832,940
Shares issued in reinvestment of distributions ...       362,116        5,781,141
Shares redeemed ..................................    (2,951,611)     (47,145,413)
-------------------------------------------------- -------------   --------------
Net increase .....................................    31,500,841    $ 505,298,502
-------------------------------------------------- -------------   --------------


                                                           Eight Months Ended                     Year Ended
                                                             April 30, 1998                    August 31, 1997
                                                   ---------------------------------- ----------------------------------
                                                        Shares            Amount           Shares            Amount
                                                   ---------------- ----------------- ---------------- -----------------
Class B
Shares sold ......................................      1,090,412     $  17,341,006        2,182,629     $  33,102,013
Shares issued in connection with the acquisition
 of Evergreen Quality Bond Fund ..................      1,015,574        16,188,355                0                 0
Automatic conversion of shares to Class A
 shares ..........................................    (24,126,331)     (387,832,940)               0                 0
Shares issued in reinvestment of distributions ...        357,152         5,640,678        1,195,855        18,107,160
Shares redeemed ..................................     (3,620,580)      (57,160,295)     (11,912,272)     (180,458,236)
-------------------------------------------------- --------------   ---------------   --------------   ---------------
Net decrease .....................................    (25,283,773)   ($ 405,823,196)      (8,533,788)   ($ 129,249,063)
-------------------------------------------------- --------------   ---------------   --------------   ---------------



                                                               Year Ended
                                                            August 31, 1996
                                                   ----------------------------------
                                                        Shares            Amount
                                                   ---------------- -----------------
Class B
Shares sold ......................................      5,954,123     $  89,671,653
Shares issued in connection with the acquisition
 of Evergreen Quality Bond Fund ..................              0                 0
Automatic conversion of shares to Class A
 shares ..........................................              0                 0
Shares issued in reinvestment of distributions ...      1,709,087        25,564,686
Shares redeemed ..................................    (18,152,163)     (273,136,100)
-------------------------------------------------- --------------   ---------------
Net decrease .....................................    (10,488,953)   ($ 157,899,761)
-------------------------------------------------- --------------   ---------------


                                                       April 7, 1998
                                                       (Commencement
                                                   of Class Operations)
                                                   through April 30, 1998
                                                   ----------------------
                                                     Shares     Amount
                                                   ---------- ----------
Class C
Shares sold ......................................    1,432    $22,837
Shares issued in reinvestment of distributions ...        1         13
Shares redeemed ..................................        0          0
-------------------------------------------------- --------   --------
Net increase .....................................    1,433    $22,850
-------------------------------------------------- --------   --------


                                                   February 11, 1998
                                                     (Commencement
                                                        of Class
                                                      Operations)
                                                   through April 30,
                                                          1998
                                                   ------------------
                                                    Shares    Amount
                                                   -------- ---------
Class Y
Shares sold ......................................    407    $6,475
Shares issued in reinvestment of distributions ...      6        98
Shares redeemed ..................................      0         0
-------------------------------------------------- ------   -------
Net increase .....................................    413    $6,573
-------------------------------------------------- ------   -------

               Combined Notes to Financial Statements (continued)

HIGH YIELD FUND


                                                            January 20, 1998
                                                             (Commencement
                                                          of Class Operations)
                                                         through April 30, 1998
                                                    --------------------------------
                                                         Shares          Amount
                                                    --------------- ----------------
Class A
Shares sold .......................................     1,781,307    $   8,100,467
Automatic conversion of Class B shares ............    96,655,555      436,706,228
Shares issued in reinvestment of distributions ....     1,396,499        6,343,412
Shares redeemed ...................................    (7,005,782)     (31,868,872)
--------------------------------------------------- -------------   --------------
Net increase ......................................    92,827,579    $ 419,281,235
--------------------------------------------------- -------------   --------------


                                                            Nine Months Ended                      Year Ended
                                                              April 30, 1998                     July 31, 1997
                                                    ---------------------------------- ----------------------------------
                                                         Shares            Amount           Shares            Amount
                                                    ---------------- ----------------- ---------------- -----------------
Class B
Shares sold .......................................     10,409,185     $  46,341,356       32,280,201     $ 136,045,881
Automatic conversion of shares to Class A
 shares ...........................................    (96,655,555)     (436,706,228)               0                 0
Shares issued in reinvestment of distributions ....      2,427,463        10,723,559        5,995,434        25,311,702
Shares redeemed ...................................    (20,273,137)      (89,733,998)     (57,681,924)     (243,407,877)
--------------------------------------------------- --------------   ---------------   --------------   ---------------
Net decrease ......................................   (104,092,044)   ($ 469,375,311)     (19,406,289)   ($  82,050,294)
--------------------------------------------------- --------------   ---------------   --------------   ---------------



                                                                Year Ended
                                                              July 31, 1996
                                                    ----------------------------------
                                                         Shares            Amount
                                                    ---------------- -----------------
Class B
Shares sold .......................................     38,767,387     $ 162,907,187
Automatic conversion of shares to Class A
 shares ...........................................              0                 0
Shares issued in reinvestment of distributions ....      7,959,753        33,436,642
Shares redeemed ...................................    (74,982,398)     (315,113,110)
------------------------------------------------------------------   ---------------
Net decrease ......................................    (28,255,258)   ($ 118,769,281)
------------------------------------------------------------------   ---------------


                                                         January 22, 1998
                                                          (Commencement
                                                       of Class Operations)
                                                      through April 30, 1998
                                                    --------------------------
                                                       Shares        Amount
                                                    ------------ -------------
Class C
Shares sold .......................................    273,398    $1,240,926
Shares issued in reinvestment of distributions ....      2,527        11,482
Shares redeemed ...................................    (21,094)      (96,165)
--------------------------------------------------- ----------   -----------
Net increase ......................................    254,831    $1,156,243
--------------------------------------------------- ----------   -----------


                                                        April 14, 1998
                                                         (Commencement
                                                     of Class Operations)
                                                    through April 30, 1998
                                                    -----------------------
                                                       Shares      Amount
                                                    ----------- -----------
Class Y
Shares sold .......................................     5,506    $ 24,996
Shares issued in reinvestment of distributions ....         7          32
Shares redeemed ...................................    (1,101)     (5,000)
--------------------------------------------------- ---------   ---------
Net increase ......................................     4,412    $ 20,028
--------------------------------------------------- ---------   ---------

               Combined Notes to Financial Statements (continued)

STRATEGIC INCOME FUND


                                                                 Year Ended
                                                               April 30, 1998
                                                     ----------------------------------
                                                          Shares           Amount
                                                     --------------- ------------------
Class A
Shares sold ........................................     1,976,718      $ 14,098,759
Shares issued in connection with
 acquisition of:
 Blanchard Flexible Income Fund ....................    19,367,062       139,705,470
 Keystone World Bond Fund ..........................     1,077,718         7,661,303
Shares issued in reinvestment of distributions .....       483,710         3,454,392
Shares redeemed ....................................    (4,673,022)      (33,390,153)
---------------------------------------------------- -------------   ---------------
Net increase (decrease) ............................    18,232,186      $131,529,771
---------------------------------------------------- -------------   ---------------
Class B
Shares sold ........................................     4,345,019      $ 30,951,849
Shares issued in connection with
 acquisition of Keystone World Bond Fund ...........       645,853         4,612,694
Shares issued in reinvestment of distributions .....       515,938         3,680,766
Shares redeemed ....................................    (5,964,560)      (42,581,723)
---------------------------------------------------- -------------   ---------------
Net decrease .......................................      (457,750)    ($  3,336,414)
---------------------------------------------------- -------------   ---------------
Class C
Shares sold ........................................       261,961      $  1,864,408
Shares issued in connection with
 acquisition of Keystone World Bond Fund ...........       152,895         1,090,633
Shares issued in reinvestment of distributions .....       122,073           868,861
Shares redeemed ....................................    (1,375,841)       (9,783,791)
---------------------------------------------------- -------------   ---------------
Net decrease .......................................      (838,912)    ($  5,959,889)
---------------------------------------------------- -------------   ---------------



                                                            Nine Months Ended                    Year Ended
                                                              April 30, 1997                   July 31, 1996
                                                     -------------------------------- --------------------------------
                                                          Shares          Amount           Shares          Amount
                                                     --------------- ---------------- --------------- ----------------
Class A
Shares sold ........................................       722,925     $  5,021,195         862,737     $  5,908,665
Shares issued in connection with
 acquisition of:
 Blanchard Flexible Income Fund ....................             0                0               0                0
 Keystone World Bond Fund ..........................             0                0               0                0
Shares issued in reinvestment of distributions .....       280,932        1,940,819         493,925        3,365,004
Shares redeemed ....................................    (2,450,268)     (16,920,382)     (3,779,494)     (25,781,907)
------------------------------------------------------------------   --------------   -------------   --------------
Net increase (decrease) ............................    (1,446,411)   ($  9,958,368)     (2,422,832)   ($ 16,508,238)
------------------------------------------------------------------   --------------   -------------   --------------
Class B
Shares sold ........................................     2,590,485     $ 18,030,379       2,657,436     $ 18,284,154
Shares issued in connection with
 acquisition of Keystone World Bond Fund ...........             0                0               0                0
Shares issued in reinvestment of distributions .....       448,617        3,114,373         781,880        5,354,257
Shares redeemed ....................................    (5,099,176)     (35,510,240)     (6,840,568)     (46,918,273)
------------------------------------------------------------------   --------------   -------------   --------------
Net decrease .......................................    (2,060,074)   ($ 14,365,488)     (3,401,252)   ($ 23,279,862)
------------------------------------------------------------------   --------------   -------------   --------------
Class C
Shares sold ........................................       413,449     $  2,860,197         573,201     $  3,935,676
Shares issued in connection with
 acquisition of Keystone World Bond Fund ...........             0                0               0                0
Shares issued in reinvestment of distributions .....       137,625          954,204         270,184        1,848,660
Shares redeemed ....................................    (1,679,415)     (11,678,421)     (2,845,554)     (19,524,124)
------------------------------------------------------------------   --------------   -------------   --------------
Net decrease .......................................    (1,128,341)   ($  7,864,020)     (2,002,169)   ($ 13,739,788)
------------------------------------------------------------------   --------------   -------------   --------------


                                                                              January 13, 1997
                                                                               (Commencement
                                                                                 of Class
                                                                                Operations)
                                                         Year Ended          through April 30,
                                                       April 30, 1998               1997
                                                ----------------------------  ----------------
                                                    Shares        Amount       Shares   Amount
                                                ------------- --------------  -------- -------
Class Y
Shares sold ...................................     761,672    $  5,350,440        1     $ 7
Shares issued in reinvestment of distributions        5,675          39,619        0       0
Shares redeemed ...............................    (562,382)     (3,957,832)       0       0
----------------------------------------------- -----------   -------------   ------   -----
Net increase ..................................     204,965    $  1,432,227        1     $ 7
----------------------------------------------- -----------   -------------   ------   -----

U.S. GOVERNMENT FUND


                                                                   Year Ended                    Ten Months Ended
                                                                 April 30, 1998                   April 30, 1997
                                                        -------------------------------- ---------------------------------
                                                             Shares          Amount           Shares           Amount
                                                        --------------- ---------------- --------------- -----------------
Class A
Shares sold ...........................................     1,510,987     $ 14,617,089         294,513      $  2,785,151
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................     2,239,125       21,547,304               0                 0
Shares issued in reinvestment of distributions ........       133,072        1,282,497          60,924           575,792
Shares redeemed .......................................    (1,642,684)     (15,825,689)       (606,651)       (5,738,805)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Net increase (decrease) ...............................     2,240,500     $ 21,621,201        (251,214)    ($  2,377,862)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Class B
Shares sold ...........................................       716,498     $  6,914,840         776,060      $  7,347,686
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................     1,507,183       14,503,355               0                 0
Shares issued in reinvestment of distributions ........       414,856        3,988,496         394,931         3,733,484
Shares redeemed .......................................    (4,306,873)     (41,415,996)     (3,621,913)      (34,238,311)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Net decrease ..........................................    (1,668,336)   ($ 16,009,305)     (2,450,922)    ($ 23,157,141)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Class C
Shares sold ...........................................        94,591     $    908,119          28,184      $    265,064
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................       602,218        5,794,710               0                 0
Shares issued in reinvestment of distributions ........        16,871          162,793           1,432            13,539
Shares redeemed .......................................      (173,356)      (1,672,822)        (50,056)         (470,176)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Net increase (decrease) ...............................       540,324     $  5,192,800         (20,440)    ($    191,573)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Class Y
Shares sold ...........................................     4,285,039     $ 41,270,553       1,675,475      $ 15,813,269
Shares issued in connection with the acquisition of
 Evergreen U.S. Government Securities Fund ............             0                0               0                 0
Shares issued in reinvestment of distributions ........       825,744        7,943,911         676,410         6,394,401
Shares redeemed .......................................    (2,541,523)     (24,402,737)     (1,715,716)      (16,223,419)
------------------------------------------------------- -------------   --------------   -------------   ---------------
Net increase ..........................................     2,569,260     $ 24,811,727         636,169      $  5,984,251
------------------------------------------------------- -------------   --------------   -------------   ---------------



                                                                   Year Ended
                                                                  June 30, 1996
                                                        ---------------------------------
                                                             Shares           Amount
                                                        --------------- -----------------
Class A
Shares sold ...........................................       786,564      $  7,560,325
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................             0                 0
Shares issued in reinvestment of distributions ........        78,565           755,991
Shares redeemed .......................................    (1,032,918)       (9,892,163)
---------------------------------------------------------------------   ---------------
Net increase (decrease) ...............................      (167,789)    ($  1,575,847)
---------------------------------------------------------------------   ---------------
Class B
Shares sold ...........................................     1,702,353      $ 16,401,640
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................             0                 0
Shares issued in reinvestment of distributions ........       533,686         5,138,748
Shares redeemed .......................................    (4,576,583)      (43,960,576)
---------------------------------------------------------------------   ---------------
Net decrease ..........................................    (2,340,544)    ($ 22,420,188)
---------------------------------------------------------------------   ---------------
Class C
Shares sold ...........................................        43,395      $    420,990
Shares issued in connection with the acquisition of
 Keystone Government Securities Fund ..................             0                 0
Shares issued in reinvestment of distributions ........         1,437            13,783
Shares redeemed .......................................       (12,168)         (117,297)
---------------------------------------------------------------------   ---------------
Net increase (decrease) ...............................        32,664      $    317,476
---------------------------------------------------------------------   ---------------
Class Y
Shares sold ...........................................    11,801,163      $113,796,388
Shares issued in connection with the acquisition of
 Evergreen U.S. Government Securities Fund ............       590,505         5,739,713
Shares issued in reinvestment of distributions ........       620,463         5,963,291
Shares redeemed .......................................    (1,866,525)      (17,896,649)
---------------------------------------------------------------------   ---------------
Net increase ..........................................    11,145,606      $107,602,743
---------------------------------------------------------------------   ---------------

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 1998:


                                          Cost of Purchases              Proceeds from Sales
                                   ------------------------------- -------------------------------
                                         U.S.          Non-U.S.          U.S.          Non-U.S.
                                      Government      Government      Government      Government
                                   --------------- --------------- --------------- ---------------
      Diversified Bond Fund* .....  $150,876,308    $408,419,367    $183,614,225    $427,890,292
      High Yield Fund** ..........             0     791,893,722               0     886,432,803
      Strategic Income Fund ......   192,769,818     314,062,207     225,504,555     299,064,769
      U.S. Government Fund .......   124,854,772               0      65,408,264               0

       *  For the eight months ended April 30, 1998.
       ** For the nine months ended April 30, 1998.


During the year ended April 30, 1998, the Funds entered into reverse repurchase agreements as follows:



                                     Average Daily
                                        Balance     Weighted Average   Maximum Amount
                                      Outstanding     Interest Rate     Outstanding*
                                    -------------- ------------------ ---------------
      Diversified Bond Fund .......   $5,260,739           5.05%        $15,813,518
      Strategic Income Fund .......    2,499,410           5.07          10,864,705

       * This represents the maximum daily amount of borrowing outstanding during the period ended April 30, 1998 (including accrued interest).

On April 30, 1998, the Diversified Bond Fund had reverse repurchase agreements outstanding in the amount of $22,388,446 (including accrued interest) with interest rates varying from 3.83% to 7.05%. On April 30, 1998, the Strategic Income Fund had reverse repurchase agreements outstanding in the amount of $1,350,806 (including accrued interest) with interest rates varying from 5.27% to 5.42%.

Diversified Bond Fund loaned securities during the period ended April 30, 1998 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At April 30, 1998, the value of securities on loan and the value of collateral amounted to $8,557,296 and $8,642,617, respectively. During the period ended April 30, 1998, the Fund earned $43,101 in income from securities lending.

On April 30, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:


                                                       Gross           Gross       Net Unrealized
                                        Tax         Unrealized      Unrealized      Appreciation
                                        Cost       Appreciation    Depreciation    (Depreciation)
                                  --------------- -------------- ---------------- ---------------
      Diversified Bond Fund .....  $576,899,625    $16,434,370    $  (1,878,550)   $ 14,555,820
      High Yield Fund ...........   490,697,394     18,252,959      (24,723,239)     (6,470,280)
      Strategic Income Fund .....   319,055,653      8,897,719       (6,421,100)      2,476,619
      U.S. Government Fund ......   324,579,032      6,337,651       (5,332,435)      1,005,216

A of April 30, 1998, the Funds had capital loss carryovers for federal income tax purposes as follows:



                          Capital
                            Loss          Expires        Expires         Expires
                         Carryover         1999            2000           2001
                      --------------- -------------- --------------- --------------
Diversified Bond
 Fund ...............  $159,339,000    $85,002,000              --    $19,436,000
High Yield Fund .....   364,062,000     91,150,000    $122,350,000             --
Strategic Income
 Fund ...............    71,926,000             --      14,074,000     15,390,000
U.S. Government
 Fund ...............    22,367,000             --              --      1,978,000



                         Expires        Expires        Expires       Expires       Expires
                           2002          2003           2004           2005          2006
                      ------------- -------------- -------------- ------------- -------------
Diversified Bond
 Fund ...............  $ 6,153,000   $ 28,736,000   $20,012,000            --            --
High Yield Fund .....   44,605,000    105,957,000            --            --            --
Strategic Income
 Fund ...............           --      7,390,000    35,072,000            --            --
U.S. Government
 Fund ...............    6,522,000      3,703,000     2,973,000    $3,820,000    $3,371,000

In addition to capital loss carryovers, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended April 30, 1998, U.S. Government Fund incurred and has elected to defer $444,321 of such capital losses.


5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to each of the Funds.

The Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also pay distribution fees equal to 0.75% of its average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the year ended April 30, 1998, amounts paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:


                                Class A      Class B      Class C
                              ----------- ------------- ----------
  Diversified Bond Fund .....  $355,868    $1,934,807    $      4
  High Yield Fund ...........   297,165     2,788,933       1,649
  Strategic Income Fund .....   204,306     1,158,148     224,953
  U.S. Government Fund ......    81,637     1,416,250      47,584

The principal underwriter may pay distribution fees greater than the allowable annual amounts the Funds are permitted to pay under the Distribution Plans. The Funds may reimburse the principal underwriter for such excess amounts in later years with annual interest at prime plus 1.00%. With respect to Class B and Class C shares of Diversified Bond Fund, High Yield Fund and Strategic Income Fund, EDI intends but is not obligated to continue to pay distribution costs that exceed the current annual payments from the Funds. EDI intends to seek full payment of such distribution costs from each Fund at such time in the future as, and to the extent that, payment thereof by the Class B and Class C shares would be within permitted limits.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, for each Fund, except U.S. Government Fund, after the termination of any Distribution Plan and subject to the discretion of the Independent Trustees, payments to EDI may continue as compensation for services which had been provided while the Distribution Plans were in effect.


6. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
   TRANSACTIONS

Keystone, a subsidiary of First Union, is the investment adviser for Diversified Bond Fund, High Yield Fund and Strategic Income Fund. In return for providing investment management and administrative services to the Funds, the Funds pay Keystone a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net asset value of the Funds. The Capital Management Group ("CMG") of First Union National Bank of North Carolina, a subsidiary of First Union, serves as the investment adviser to the U.S. Government Fund and is paid a management fee that is computed and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), a subsidiary of First Union National Bank, is the administrator and BISYS Fund Services is sub-administrator for each Fund.

As administrator for the U.S. Government Fund, EIS is entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its advisory subsidiaries are also the investment advisers. The administration fee for the U.S. Government Fund is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. As administrator for the Diversified Bond Fund, High Yield Fund and Strategic Income Fund, EIS also provides facilities, equipment and personnel on behalf of the Fund's investment adviser and is reimbursed by the Fund for its services.

The sub-administration fee for each Fund is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% as net assets increase, to the average daily net asset value of the Fund. For each Fund, except for U.S. Government Fund, the sub-administration fee is paid by Keystone and is not a fund expense.

For the year ended April 30, 1998, the Funds paid or accrued to EIS the following amounts for certain administrative services:


  Diversified Bond Fund .........  $57,048
  High Yield Fund ...............   76,786
  Strategic Fund ................   36,278
  U.S. Government Fund ..........   87,053

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds. Prior to May 5, 1997, State Street Bank and Trust Company ("State Street") served as the transfer and dividend disbursing agent for the U.S. Government Fund. For certain accounts, First Union had been sub-contracted by State Street to maintain shareholder sub-account records, take fund purchase and redemption orders and answer inquiries. For each account of U.S. Government Fund, First Union earned a fee which in aggregate totaled $46,846 for the year ended April 30, 1998.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund. As sub-administrator, BISYS provides the officers of the Funds.


7. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.


8. ACQUISITIONS

Effective on the close of business on July 7, 1995, U.S. Government Fund acquired substantially all the assets and assumed certain liabilities of Evergreen U.S. Government Securities Fund in exchange for Class Y shares of U.S. Government Fund.

Effective August 1, 1997 Strategic Income Fund acquired substantially all the assets and assumed certain liabilities of Keystone World Bond Fund in exchange for Class A, Class B and Class C shares of Strategic Income Fund. Also, the U.S. Government Fund acquired substantially all the assets and assumed certain liabilities of Keystone Government Securities Fund in exchange for Class A, Class B and Class C shares of the U.S. Government Fund.

Effective on the close of business on January 23, 1998, Diversified Bond Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Quality Bond Fund, in an exchange for Class A and Class B shares of Diversified Bond Fund.

Also, effective on the close of business on February 28, 1998, Strategic Income Fund acquired all of the assets and assumed certain liabilities of Blanchard Flexible Income Fund, in an exchange for Class A shares of Strategic Income Fund.

All of the above acquisitions were accomplished by a tax-free exchange of the respective shares of each respective fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund immediately after the acquisition are as follows:



                                                                    Value of Net      Number of      Unrealized        Net Assets
Acquiring Fund          Acquired Fund                             Assets Acquired   Shares Issued    Appreciation  After Acquisition
------------------------------------------------------------------------------------------------------------------------------------
Diversified Bond Fund   Evergreen Quality Bond Fund               $172,832,659      10,842,627       $  3,406,186     $610,931,062
Strategic Income Fund   Blanchard Flexible Income Fund             139,705,470      19,367,062          4,998,009      339,328,623
Strategic Income Fund   Keystone World Bond Fund                    13,364,630       1,876,466            646,958      209,347,784
U.S. Government Fund    Keystone Government Securities Fund         41,845,369       4,348,526            776,840      330,218,346
U.S. Government Fund    Evergreen U.S. Government Securities Fund    5,739,713         590,505             24,133      233,475,732

9. FINANCING AGREEMENTS

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street and a group of banks (collectively, the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the year ended April 30, 1998, Diversified Fund, Strategic Income Fund and U.S. Government Fund had no borrowings under this agreement. High Yield Fund had borrowings outstanding for 3 days under its line of credit and incurred $3,085 in interest charges related to these borrowings. High Yield Fund's average amount of debt outstanding during the period was $67,407 at a weighted average interest rate of 6.12%.

                          Independent Auditors' Report


The Trustees and Shareholders
     Evergreen Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, including schedules of investments, of the Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund of the Evergreen Fixed Income Trust (the "Trust") listed below as of April 30, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods presented below:

   Evergreen Diversified Bond Fund -- statements of operations for the eight months ended April 30, 1998 and the year ended August 31, 1997, statements of changes in net assets for the eight months ended April 30, 1998 and for each of the years in the two-year period ended August 31, 1997 and financial highlights for the eight months ended April 30, 1998 and each of the years in the ten-year period ended August 31, 1997.

   Evergreen High Yield Bond Fund -- statements of operations for the nine months ended April 30, 1998 and the year ended July 31, 1997, statements of changes in net assets for the nine months ended April 30, 1998, and for each of the years in the two-year period ended July 31, 1997 and financial highlights for the nine months ended April 30, 1998 and each of the years in the ten-year period ended July 31, 1997.

   Evergreen Strategic Income Fund -- statement of operations for the year ended April 30, 1998, statements of changes in net assets for the year ended April 30, 1998, the nine months ended April 30, 1997 and the year ended July 31, 1996, and financial highlights for the year ended April 30, 1998, the nine months ended April 30, 1997 and each of the years in the nine-year period ended July 31, 1996.

   Evergreen U.S. Government Fund -- statement of operations for the year ended April 30, 1998, statements of changes in net assets for the year ended April 30, 1998, the ten months ended April 30, 1997 and the year ended June 30, 1996, and financial highlights for the year ended April 30, 1998, the ten months ended April 30, 1997, the year ended June 30, 1996, the six months ended June 30, 1995, the year ended December 31, 1994 and the period from January 11, 1993 (commencement of operations) to December 31, 1993.

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund as of April 30, 1998, the results of their operations, changes in their net assets, and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP

Boston, Massachusetts
May 29, 1997

ADDITIONAL INFORMATION (Unaudited)

On December 15, 1997, a special meeting of shareholders for the Strategic Income Fund and U.S. Government Fund was held to consider a number of proposals with the following number of shares represented at the meeting. On October 16, 1997, the record date for the meeting, the Funds had the following shares outstanding:


                                                                                            Strategic Income   U.S. Government
                                                                                                  Fund              Fund
                                                                                           ------------------ ----------------
Record Date Shares Outstanding ...........................................................     29,371,964        33,822,261
Shares represented at meeting ............................................................     17,199,967        18,680,644
Percentage of record date shares represented at meeting ..................................          58.56%            55.23%
      Proposal 1 -- The proposed reorganization of the Fund as a series of the Evergreen
         Fixed Income Trust, a Delaware business trust:
      Shares voted "For" .................................................................     15,675,686        17,854,153
      Shares voted "Against" .............................................................        264,065           102,787
      Shares voted "Abstain" .............................................................      1,260,216           723,704

      Proposal 2 -- Reclassification as non-fundamental investment objective of this Fund whose investment objective is currently classified as fundamental:
      Shares voted "For" .................................................................     15,513,304        17,767,235
      Shares voted "Against" .............................................................        371,711           145,294
      Shares voted "Abstain" .............................................................      1,314,952           768,115

      Proposal 3 -- Changes to Fundamental investment restrictions:
      To amend the Fundamental restriction concerning diversification of investments:
      Shares voted "For" .................................................................     15,449,689        17,770,044
      Shares voted "Against" .............................................................        334,145           157,135
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning concentration of a Fund's assets in a particular industry:
      Shares voted "For" .................................................................     15,455,555        17,771,923
      Shares voted "Against" .............................................................        328,279           155,256
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning the issuance of senior securities:
      Shares voted "For" .................................................................     15,449,689        17,771,923
      Shares voted "Against" .............................................................        334,145           155,256
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning borrowing:
      Shares voted "For" .................................................................     15,450,014        17,768,365
      Shares voted "Against" .............................................................        333,820           158,814
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning underwriting:
      Shares voted "For" .................................................................     15,455,555        17,768,182
      Shares voted "Against" .............................................................        328,279           158,997
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning investments in real estate:
      Shares voted "For" .................................................................     15,455,555        17,768,365
      Shares voted "Against" .............................................................        328,279           158,814
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning commodities:
      Shares voted "For" .................................................................     15,445,967        17,766,131
      Shares voted "Against" .............................................................        337,867           161,048
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning lending:
      Shares voted "For" .................................................................     15,451,833        17,766,131
      Shares voted "Against" .............................................................        332,001           161,048
      Shares voted "Abstain" .............................................................      1,416,133           753,465

      To amend the Fundamental restriction concerning unseasoned issuers:
      Shares voted "For" .................................................................     15,455,555              N/A
      Shares voted "Against" .............................................................        328,279              N/A
      Shares voted "Abstain" .............................................................      1,416,133              N/A

                                                                                   Strategic Income   U.S. Government
                                                                                         Fund              Fund
                                                                                  ------------------ ----------------
      To amend the Fundamental restriction concerning control or management:
      Shares voted "For" ........................................................         N/A           17,761,753
      Shares voted "Against" ....................................................         N/A              158,831
      Shares voted "Abstain" ...................................................         N/A              760,060

      To amend the Fundamental restriction concerning short sales:
      Shares voted "For" ........................................................     15,455,555        17,767,379
      Shares voted "Against" ....................................................        328,279           156,724
      Shares voted "Abstain" ....................................................      1,416,133           756,541

      To amend the Fundamental restriction concerning other investment companies:
      Shares voted "For" ........................................................     15,455,555              N/A
      Shares voted "Against" ....................................................        328,279              N/A
      Shares voted "Abstain" ....................................................      1,416,133              N/A

      To amend the Fundamental restriction concerning pledging:
      Shares voted "For" ........................................................     15,458,672        17,766,727
      Shares voted "Against" ....................................................        328,279           157,376
      Shares voted "Abstain" ....................................................      1,413,016           756,541

                    (This page was intentionally left blank)

                    (This page was intentionally left blank)

                                 Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York Tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund




Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund

Domestic Growth
Evergreen Fund
Omega Fund
Small Company Growth Fund
Strategic Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
International Equity Fund
Global Opportunities Fund
Natural Resources Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800-346-3858

Investor Services
800-343-2898

Retirement Plan Services
800-247-4075

www.evergreenfunds.com

69356                                                    543692   RV00      6/98

                                                                    BULK RATE
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                   CHARLOTTE, NC
                                                                  PERMIT NO. 136



[Evergreen Funds LOGO]


201 South College St.
Charlotte, NC 28288

                                EVERGREEN FUNDS
                      EVERGREEN INVESTMENT SERVICES, INC.
                              200 Berkeley Street
                             Boston, MA 02116-5034



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street
Washington, D.C.


Attn: File Room

Re: Evergreen Fixed Income Trust (Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund, Evergreen U.S. Government
Fund)
   File No. 811-7246
   CIK# 0000892649
   CCC# viu#5ezc


Commissioners:

Please be advised that the Annual Report for the above referenced Fund(s) were submitted to your office on July 6, 1998, via electronic transmission (EDGAR).

Any questions or comments about this document should be directed to the undersigned at (617) 210-3258.


                                       Very Truly Yours,

                                       /s/ Laura Yong
                                       Laura Yong
                                       Assistant Vice President

                                                    Evergreen


                                                  Long Term Bond
                                                       Funds

October 31, 1998

Semiannual Report



                                              [PICTURE APPEARS HERE]


[LOGO OF EVERGREEN FUNDS(SM) APPEARS HERE]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------


Letter to Shareholders ...................................................    1

For Your Information .....................................................    2

Evergreen Diversified Bond Fund

   Fund at a Glance ......................................................    3

   Portfolio Manager Interview ...........................................    4

Evergreen High Yield Bond Fund

   Fund at a Glance ......................................................    7

   Portfolio Manager Interview ...........................................    8

Evergreen Strategic Income Fund

   Fund at a Glance ......................................................   10

   Portfolio Manager Interview ...........................................   11

Evergreen U.S. Government Fund

   Fund at a Glance ......................................................   14

   Portfolio Manager Interview ...........................................   15

Financial Highlights

   Evergreen Diversified Bond Fund........................................   17

   Evergreen High Yield Bond Fund.........................................   19

   Evergreen Strategic Income Fund........................................   21

   Evergreen U.S. Government Fund.........................................   24

Schedule of Investments

   Evergreen Diversified Bond Fund........................................   26

   Evergreen High Yield Bond Fund.........................................   31

   Evergreen Strategic Income Fund........................................   36

   Evergreen U.S. Government Fund.........................................   41

Statements of Assets and Liabilities......................................   42

Statements of Operations .................................................   43

Statements of Changes in Net Assets.......................................   44

Combined Notes to Financial
Statements ...............................................................   47





--------------------------------------------------------------------------------
                                 Evergreen Funds
--------------------------------------------------------------------------------


Evergreen Funds is one of the nation's fastest growing investment companies with approximately $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.




This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.




              ------------------------------------------------------------------
Mutual Funds:   ARE NOT FDIC INSURED    May lose value . Are not bank guaranteed
              ------------------------------------------------------------------

                           Evergreen Distributor, Inc.
      Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  December 1998


                   [PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

                                William M. Ennis
                                Managing Director

Dear Shareholders:

We are pleased to provide you the Evergreen Long Term Bonds Funds semiannual report covering the period ended October 31, 1998.

Market Volatility

The financial markets have certainly experienced volatility in the past several months. Concerns of foreign currency devaluation, political turbulence and instability abroad have produced an uncertain market. Through September, the market all but lost its year-to-date gains, and then in November was on the rise, reaching new highs. We encourage you to take this opportunity to talk to your financial representative and review your investment time horizon and ensure you are on track with your goals.

Introduction of the Euro

On January 1, 1999, eleven European countries will adopt the euro as their currency. On this date, the wholesale markets and government and financial sectors will convert to the euro, and new securities will be issued in euro denomination only. Full conversion to the new currency will not be completed until 2002. The Evergreen Strategic Income Fund, which is in this report, owns securities in one or more of the European Union countries.

At this point it is still unclear how the euro conversion will affect foreign exchange rates, interest rates and the value of European securities, but we believe the potential benefits to globally oriented investors are significant. They include changes in currency risk, increased competition, and a central bank. Foreign exchange risk may decrease for the countries participating in the European Union; however, currency risk associated with rises and declines of the value of the euro versus the dollar will still exist. Most noticeable for investors will be the ability to compare the value of companies across the European Union member countries without having to factor in the effect of fluctuating currencies. Increased competition resulting from deregulation and economic unification may produce a wave of merger and acquisition activity, which could present attractive investment opportunities for those able to identify the companies most inclined to benefit from restructuring. Finally, the European Central Bank, comparable to the U.S. Federal Reserve, will provide European Union countries with a unified monetary policy for the first time.

If you have any questions about the funds in this report or any other Evergreen Funds, please contact your financial representative or call us at 800.343.2898, and we will be happy to assist you.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds

                              For Your Information
                              --------------------


Good News!

Effective for the 1998 Tax Year, long-term capital gains taxes are reduced to 20%.

Year 2000/1/
We have been addressing the Year 2000 issue since February 1996 and have adopted an industry best practices methodology for the project. Our team is on schedule to complete the following milestones: Inventory and Assessment, Remediation, Testing and Contingency. Although Evergreen Funds is striving to identify and correct every issue under our control related to the Year 2000, it would be impossible to guarantee a problem-free transition into the next millennium. Our goal, however, is that our shareholders experience virtually no impact on the products and services we deliver.

Cost Savings
In an effort to achieve efficiencies and cost savings, we are combining your funds' required mailings so you only receive one per household, based on the registration last name and exact address./2/ This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing the overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered holder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

New Evergreen Funds
Evergreen introduces three new funds:

Evergreen Tax Strategic Equity Fund: seeks to maximize the after-tax total return on its portfolio of investments by using a combination of stock selection strategies and trading techniques.

Evergreen Select Equity Index Fund: seeks investment results that achieve price and yield performance similar to the S&P 500 Index.

Evergreen Masters Fund: blends growth and value, large- and mid-cap stocks into one convenient portfolio. Diversification is taken one step further by employing four management teams, Evergreen, MFS, Oppenheimer, and Putnam.

Talk to your financial representative or call us at 800.343.2898 for a prospectus and more information.



/1/ The information above constitutes Year 2000 readiness disclosure.
/2/ If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Diversified Bond Fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of October 30, 1998

We maintained our long-term investment approach, focusing on individual industries and companies.

                                    Portfolio
                                   Management
                             ------------------------
                  [PHOTO OF CHRISTOPHER CONKEY APPEARS HERE]

                             Christopher Conkey, CFA
                              Tenure: January 1994
--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 10/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBABI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                            Class A Class B Class C   Class Y
Inception Date                              1/20/98 9/11/35  4/7/98   2/11/98
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge                 -2.56%   -3.04%    0.94%     n/a
 ................................................................................
6 months w/o sales charge                   2.30%    1.92%    1.93%    1.46%
 ................................................................................
1 year with sales charge                      --     1.04%     --       n/a
 ................................................................................
1 year w/o sales charge                       --     6.04%     --       --
 ................................................................................
5 years                                       --     5.63%     --       --
 ...............................................................................
10 years                                      --     7.12%     --       --
 ................................................................................
Since Inception**                          -1.73%    6.97%    0.33%    2.28%
 ................................................................................
Maximum Sales Charge                        4.75%    5.00%    1.00%     n/a
                                        Front End     CDSC     CDSC
 ................................................................................
30-day SEC Yield                            5.88%    5.11%    5.13%    6.13%
 ................................................................................
6-month distributions per share            $0.50    $0.44    $0.44    $0.41
 ................................................................................

*  Adjusted for maximum sales charge.
** Represents cumulative returns for Class A, C, and Y shares; these classes opened in 1998 and do not have annual returns yet.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                                Class B Shares      LBABI            CPI
10/31/88                             10000          10000           10000
10/31/89                             10504          11190           10449
10/31/90                              9916          11896           11107
10/31/91                             11761          13777           11431
10/31/92                             13149          15132           11797
10/31/93                             15133          16928           12122
10/31/94                             14181          16307           12438
10/31/95                             15887          18859           12787
10/31/96                             16942          19962           13170
10/31/97                             18768          21742           13444
10/31/98                             19901          23765           13627

Comparison of a $10,000 investment in Evergreen Diversified Bond Fund Class B, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Diversified Bond Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

How did the Fund perform
during the six months ended October 31, 1998?


Evergreen Diversified Bond Fund's Class B shares generated a total return of 1.9% for the six-month period, unadjusted for sales charges. The newly opened classes, A, C and Y, returned 2.3%, 1.9% and 1.5%, respectively, unadjusted for any sales charges, for the same six months. In comparison, the Lehman Brothers Aggregate Bond Index produced a 5.5% return during that same time.


                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 10/31/98)

  Total Net Assets                                                $535,323,929
 ...............................................................................
  Average Credit Quality                                                    A+
 ................................................................................
  Average Maturity                                                  12.1 years
 ................................................................................
  Average Duration                                                   5.2 years
 ................................................................................

We attribute the Fund's underperformance to its emphasis on investments other than U.S. government securities. Historically, a diverse mix of fixed-income securities has produced higher returns than a portfolio that relies solely on U.S. Treasuries. For the last three months of the reporting period, however, U.S. Treasuries with longer maturities experienced greater price appreciation than many other securities because of a "flight-to-quality" that took place in the global financial markets. We believe this was a temporary phenomenon. Longer term, we expect the market to return to conditions that are more characteristic of historical standards, where diversification provides shareholders with more generous total returns.

What was the investment environment like during the reporting period?

There were two distinct environments. The first half of the period was a continuation of what had been recent trends with relatively stable interest rates, rising U.S. stock prices and corporate bonds outperforming U.S. Treasuries. The investment environment, however, changed dramatically in the second half of the period. During that time, investors experienced a "flight-to-quality" that drove long-term U.S. Treasury bond yields to historic lows and their prices significantly higher. The 30-year U.S. Treasury reached a low yield of 4.72% on October 5, 1998.

What caused this "flight-to-quality"?

Investors became increasingly concerned about the fragility of the world's financial markets, ultimately fearing a severe worldwide economic slowdown. These concerns were prompted by several events, in addition to ongoing problems in Asia and developing countries.

On July 17, 1998, the U.S. equity market, as measured by the Dow Jones Industrial Average Index, reached a peak and then began to fall. The following month, Russia effectively defaulted on its debt. Investors sought safety and liquidity with increasing intensity. Prices of the highest quality bonds, particularly U.S. Treasuries, rose dramatically. Many bonds other than U.S. Treasuries, such as high quality corporate bonds, were perceived by many investors to have too much credit risk and not enough liquidity for the yield advantage they provided over U.S. Treasuries. As a result, the prices of non-U.S. Treasuries did not move up as much as their U.S. government counterparts. The more limited price movement caused the yield advantages provided by investment grade and high yield bonds, relative to U.S. Treasuries, to double, and the yield advantage provided by developing countries

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Diversified Bond Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

compared to U.S. Treasuries, to triple. The relative value of corporate bonds had improved significantly by the end of the period. At that time, the yield advantage they offered over U.S. Treasuries was greater than it had been since 1991.

In the midst of these concerns, the largest U.S. hedge fund--a private investment account that uses leveraged, high-risk trading strategies--sought financial assistance to avoid insolvency. Hedge funds are not subject to the same regulations as mutual funds. The strategies of this fund were believed to have far-reaching international effects and involved the capital of many Wall Street firms that typically could help provide needed liquidity. The situation fueled investor concerns about the fragility of the global financial markets and strengthened demand for only the safest, most liquid investments.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 10/31/98 net assets)

                           [PIE CHART APPEARS HERE]

        Corporate Bonds -- 51.6%
        Collateralized Mortgage Obligations -- 14.1%
        U.S. Treasury Obligations -- 10.6%
        Foreign Corporate Bonds -- 9.3%
        Asset-backed Securities -- 5.8%
        Repurchase Agreements -- 4.6%
        Mortgage-backed Securities -- 3.5%
        Other Investments and Other Assets & Liabilities (net) -- 0.5%

How did you manage the Fund over the past six months?

We maintained our long-term investment approach, focusing on individual industries and companies. We continued to thoroughly analyze and understand the financial operations of the companies we followed, particularly studying how they would function at various points in the economic cycle. Companies that are selected to be in the portfolio are subject to ongoing credit reviews. If we believed in the long-term creditworthiness and relative value of a company, we held the position, rather than letting external--and perhaps sometimes irrational--market factors dictate our decision-making process.

For the Fund's high yield portion, we emphasized defensive industries; those industries whose profits are less dependent on economic cycles. The Fund's heaviest weightings were in the cable, food, gaming and publishing industries, as of October 31, 1998. In contrast, we minimized the Fund's holdings in high risk industries, such as telecommunications, and in cyclical industries; those businesses whose profits are closely tied to the ups and downs of the economy.

During the reporting period, we made several adjustments to the Fund's structure which, we believe, should enhance future potential for total return. We upgraded average credit quality from A to A+. We accomplished this primarily by reducing holdings in high yield bonds from 23% on April 30, 1998 to 19% on October 31, 1998. The Fund's high yield investments centered on BB- rated bonds, which are considered to be the strongest credit tier in the high yield bond sector. We also decreased the Fund's international holdings from 16% to 9% at the end of the

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Diversified Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

period. The Fund's foreign position--primarily Danish securities--was hedged to U.S. dollars. Further, in recognition of the historically low levels to which interest rates had fallen and, in our opinion, the limited potential for a further decline in interest rates, we modestly shortened the Fund's average maturity. As of October 31, 1998, the Fund's average maturity stood at 12.1 years.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 10/31/98 portfolio assets)

                           [PIE CHART APPEARS HERE]

                                 AAA -- 30.5%
                                 A -- 19.8%
                                 AA -- 14.4%
                                 BBB -- 13.8%
                                 BB -- 12.4%
                                 B -- 9.1%

What is your outlook for the bond market over the next six months?

We believe the bond market offers attractive potential for total return over the next six months. Global economies and financial markets appear to be regaining some stability, which has had a positive effect on investor confidence. Further, we think that the greatly increased yield advantages have created attractive relative value in several sectors of the bond market. The combination of these factors has improved the possibility for price appreciation, in our opinion.

We attribute much of the improvement in the market's stability to policy decisions that have been made at both the international and national levels. In an effort to stem a global slowdown, the Federal Reserve Board cut interest rates twice during the reporting period and once more in November 1998, as this report was being written. Further, Japanese lawmakers have passed legislation to strengthen their banking system and the International Monetary Fund has developed what we believe is a credible rescue package for Brazil.

Although we still anticipate slower economic growth, we believe these policies have reduced--and continue to reduce--the chances of a worldwide recession. Further, we are optimistic that these trends could be ongoing. With minimal inflationary pressures and more stable market conditions, we anticipate long-term interest rates, based on the 30-year U.S. Treasury, to moderate, trending around 5%.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             High Yield Bond Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of October 31, 1998

We believe the Fund's underperformance primarily stemmed from the price declines of its premium yielding bonds, which typically carry higher credit risk during unusually difficult market conditions.

                                   Portfolio
                                  Management
                                 ------------

              [PHOTO OF PRESCOTT B. CROCKER, CFA APPEARS HERE]

                            Prescott B. Crocker, CFA
                              Tenure: February 1997

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 10/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/ Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBABI and the MLHYMI are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                   Class A   Class B   Class C    Class Y
Inception Date                     1/20/98   9/11/35   1/21/98    4/14/98
 ...............................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge         -15.43%   -15.80%   -12.41%      n/a
 ................................................................................
6 months w/o sales charge          -11.21%   -11.55%   -11.56%    -11.10%
 ................................................................................
1 year with sales charge              --      -9.50%      --        n/a
 ................................................................................
1 year w/o sales charge               --      -5.10%      --        --
 ................................................................................
5 years                               --       2.51%      --        --
 ................................................................................
10 years                              --       5.77%      --        --
 ................................................................................
Since Inception**                  -13.26%     8.24%   -10.33%    -11.33%
 ................................................................................
Maximum Sales Charge                 4.75%     5.00%     1.00%      n/a
                                   Front End    CDSC      CDSC
 ................................................................................
30-day SEC Yield                     10.02%    9.25%     9.24%     10.27%
 ................................................................................
6-month distributions per share      $0.18    $0.17     $0.17      $0.19
 ................................................................................
*  Adjusted for maximum sales charge.
** Represents cumulative returns for Class A, C, and Y shares; these classes opened in 1998 and do not have annual returns yet.

--------------------------------------------------------------------------------
                                Long Term Growth
--------------------------------------------------------------------------------

                     Class B Shares      LBABI           CPI           MLHYMI

 10/31/88                10000           10000          10000           10000
 10/31/89                 9768           11190          10449           10490
 10/31/90                 7903           11896          11107            9822
 10/31/91                10479           13777          11431           13213
 10/31/92                12086           15132          11797           15556
 10/31/93                15283           16928          12122           18437
 10/31/94                14212           16307          12438           18455
 10/31/95                15331           18859          12787           21620
 10/31/96                16274           19962          13170           23968
 10/31/97                18469           21742          13444           27284
 10/31/98                17527           23765          13627           27558

Comparison of a $10,000 investment in Evergreen High Yield Bond Fund Class B, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index
(CPI).

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged, fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities.

The Merrill Lynch High Yield Master Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             High Yield Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How was the Fund's performance over the past 6-months?

The total return for the Fund's Class B shares was -11.6%, unadjusted for any sales charge, for the six months ended October 31, 1998. In comparison, the Chase High Yield Index returned -2.1% and the Lehman Aggregate Bond Index returned -5.9% during the same six months. Unlike a mutual fund, these indices incur no operating expenses, which would further reduce their total returns.

As you are aware, financial markets can be subject to temporary, wide price swings, which can dramatically alter a fund's short-term performance. These conditions can be unsettling for even the most seasoned investor; however, they serve as reminders of the importance of maintaining a longer-term perspective. For the 12-months ending November 30, 1998, the Fund's Class B shares generated a return of -0.52%, unadjusted for sales charges, compared to the median return of 2.4%, produced by the Chase High Yield Index and 9.45% returned by the Lehman Aggregate Bond Index.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 10/31/98)

  Total Net Assets                                            $403,331,554
 ...............................................................................
  Average Credit Quality                                                 B
 ..............................................................................
  Average Maturity                                               9.0 years
 ...............................................................................
  Average Duration                                               4.5 years
 ...............................................................................

We believe the Fund's underperformance primarily stemmed from the price declines of its premium yielding bonds, which typically carry higher credit risk during unusually difficult market conditions. During the period, several unexpected market events occurred which ignited a swift and dramatic "flight-to-quality", causing prices in the high yield bond sector to fall sharply. Historically, price distortions of these magnitudes often have presented attractive long-term investment opportunities. We are closely monitoring the Fund's holdings and believe that longer term, conditions in the credit markets will return to more normal relationships, based on historical standards.

--------------------------------------------------------------------------------
                            PORTFOLIO CREDIT QUALITY
--------------------------------------------------------------------------------
(based on 10/31/98 portfolio assets)

                           [PIE CHART APPEARS HERE]

                              B -- 70.3%
                              Not rated -- 17.9%
                              BB -- 6.9%
                              CCC -- 4.3%
                              CC -- 0.6%

What caused this "flight-to-quality"?

Three events--currency devaluations in Russia, currency controls in Malaysia and the insolvency of the largest U.S. hedge fund--triggered a massive "flight-to-quality", which took place in August 1998. The first half of the reporting period was characterized by relatively stable interest rates and a high degree of investor confidence--an environment in which premium yielding bonds typically thrive. When these unexpected events unfolded, however, market sentiment shifted abruptly as investors became increasingly concerned about the fragility of global financial systems.

In the middle of August, the Russian government devalued the country's currency and then defaulted on its domestic debt. Investors were particularly surprised because this occurred approximately two weeks after Russia had successfully issued a $200 million Eurobond offering. A Eurobond is the bond offering of a foreign issuer, denominated in U.S. dollars. Shortly thereafter, the government of Malaysia imposed currency controls, just as Asian regional currencies had begun to exhibit strength. This action again surprised investors because it violated previously held beliefs

--------------------------------------------------------------------------------
                                   EVERGREEN
                             High Yield Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

about the international practice of open currency conversion. Finally, in the midst of these international problems, the largest hedge fund in the United States declared insolvency. A hedge fund is a private investment account that often engages in complex, leveraged trading strategies. Hedge funds are not subject to the same regulations as mutual funds. The strategies were believed to have far-reaching international effects and involved the capital of many Wall Street firms that otherwise could help provide needed liquidity. The combination of these three events caused investors to seek securities carrying the highest degree of safety and liquidity, specifically U.S. Treasuries. Demand for U.S. Treasuries soared and demand for high yield bonds declined sharply, when investors required greater yield advantages as compensation for undertaking credit risk. As the yields of high yield bonds rose, their prices fell.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 10/31/98 portfolio assets)

                           [PIE CHART APPEARS HERE]

                        Corporate Bonds -- 77.3%
                        Foreign Corporate Bonds -- 9.1%
                        Repurchase Agreements -- 7.0%
                        Preferred Stocks -- 5.8%
                        Common Stocks and Warrants -- 0.8%

How did you manage the Fund during this difficult investment environment?

We prepared for market conditions that might penalize risk further, specifically employing three strategies. First, as the market rallied, we reduced holdings in CCC-rated securities from 10% to 4%, as of October 31, 1998. Second, with expectations of a resumption of a weaker environment for equities, we also sold the bonds of issuers whose financial soundness was dependent on raising capital in the stock market. Our third strategy was based on our outlook for the economy. We lowered our positions in industries whose profits were tied to the ups-and-downs of the economy, in anticipation of slower economic growth. In contrast, we increased the Fund's position in industries whose profits were less dependent on economic cycles, such as food distribution and healthcare.

What is your outlook for high yield bonds over the next six months?

We remain cautious about the stability of the global financial markets and continuing deflationary price pressures in the world's economies. As we head into the final months of 1998, market sentiment has turned positive and has been expressed by a significant rally in the stock market, in response to the Federal Reserve Board cutting interest rates. Shortly after the close of this reporting period, the Federal Reserve Board cut interest rates for the third time this fall. While the stock market has rallied to new highs, however, U.S. Treasuries have experienced substantial price declines. At least for the time being, the "flight-to-quality" has dissipated and investors appear to have greater confidence in the future of the financial markets. Over the near term, we intend to prepare our funds for the possibility of a less exuberant stock market environment. We will continue to exercise prudence in this environment, watching for developments that could indicate the longer-term direction of the world's economies and financial markets.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Income Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of October 31, 1998


We attribute the Fund's negative return to the unusually challenging investment environment that occurred in the last three months of the reporting period.


                                   Portfolio
                                  Management
                       --------------------------------


                  [PHOTO OF PRESCOTT B. CROCKER APPEARS HERE]

                            Prescott B. Crocker, CFA
                              Tenure: February 1997


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
                 Morningstar's Style Box is based on a portfolio date as of 10/31/98.
[GRAPHIC APPEARS
  HERE] The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                 /1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBABI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                 Class A  Class B  Class C   Class Y
Inception Date                   4/14/87   2/1/93   2/1/93   1/13/97
 ...............................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge         -8.24%   -8.64%   -4.93%    n/a
 ................................................................................
6 months w/o sales charge          -3.66%   -3.99%   -4.00%  -3.57%
 ................................................................................
1 year with sales charge           -3.22%   -3.73%    0.06%    n/a
 ................................................................................
1 year w/o sales charge             1.61%    1.02%    1.01%   1.88%
 ................................................................................
5 years                             3.32%    3.28%    3.57%    --
 ................................................................................
10 years                            6.96%     --       --      --
 ...............................................................................
Since Inception                     6.75%    6.76%    6.96%   3.44%
 ................................................................................
Maximum Sales Charge                4.75%    5.00%    1.00%    n/a
                                 Front End   CDSC     CDSC
 ................................................................................
30-day SEC Yield                    7.86%    7.09%    7.09%   8.12%
 ................................................................................
6-month distributions per share    $0.25    $0.22    $0.22   $0.25
 ................................................................................
*  Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

         Class A Shares           LBABI          CPI
10/31/88                     9525          10000          10000
10/31/89                     9828          11190          10449
10/31/90                     7572          11896          11107
10/31/91                    10234          13777          11431
10/31/92                    11957          15132          11797
10/31/93                    15848          16928          12122
10/31/94                    15165          16307          12438
10/31/95                    16085          18859          12787
10/31/96                    17586          19962          13170
10/31/97                    19282          21742          13444
10/31/98                    19592          23765          13627


Comparison of a $10,000 investment in Evergreen Strategic Income Fund Class A, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged, fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Income Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


How did the Fund perform during the reporting period?

The Fund's Class A shares experienced a total return of -3.7% for the six months ended October 31, 1998, unadjusted for any sales charges. While we never like to see negative returns, these results compare favorably to the median return of -4.6% generated by the multi-sector funds followed by Lipper Analytical Services for the same period. Lipper Analytical Services is an independent monitor of mutual fund performance. As you are aware, financial markets can be subject to temporary wide price swings which can dramatically alter a Fund's short-term performance. These conditions can be unsettling for even the most seasoned investor; however, they serve as reminders of the importance of maintaining a long-term perspective. Over the long run, the Fund has produced solid--and very competitive--investment results. For the 12-months ending November 30, 1998, the Fund's Class A shares generated a return of 4.57%, unadjusted for sales charges, compared to the average return of 2.10%, produced by the multi-sector income funds followed by Lipper Inc.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 10/31/98)

  Total Net Assets                                          $285,504,659
 ...............................................................................
  Average Credit Quality                                               A
 ...............................................................................
  Average Maturity                                             9.0 years
 ...............................................................................
  Average Duration                                             5.2 years
 ...............................................................................


We attribute the Fund's negative return to the unusually challenging investment environment that occurred in the last three months of the reporting period. During this time, two of the sectors in which the Fund invests--the emerging market component of the foreign sector and high yield bonds--experienced sudden and significant price declines. This price movement offset the positive returns produced by the Fund's investments in U.S. government securities. We believe this was a temporary phenomenon and that longer term, more conventional price relationships will be restored.


How was the Fund structured at the end of the reporting period?


As of October 31, 1998, the Fund was invested as follows: High yield bonds--34%, U.S. Treasury and agency securities--33% and foreign bonds--29%. Foreign government bond holdings represented 20% of net assets and included the governments of the United Kingdom and Greece, the government of Quebec and Danish mortgage-backed securities. Approximately 9% of the Fund's net assets were invested in foreign corporate bond holdings, which included Latin America and multi-national debt obligations.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                        (based on 10/31/98 net assets)

                           [PIE CHART APPEARS HERE]

                    Corporate Bonds--34.2%
                    Foreign Corporate Bonds--29.0%
                    Mortgage-backed Securities--28.4%
                    U.S. Treasury Obligations--4.9%
                    Repurchase agreements--1.4%
                    Other Assets and Liabilities, net--0.9%
                    Asset-backed Securities--0.7%
                    Common stocks and warrants--0.5%

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Income Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


What caused the investment environment to be so challenging?

Three unexpected events--currency devaluations in Russia, currency controls in Malaysia and the insolvency of the largest U.S. hedge fund/1/--triggered a massive "flight-to-quality" in August 1998. This environment stood in stark contrast to the one that existed earlier in the period. For the first three months of the reporting period, a continuation of what had been recent trends characterized market conditions: stable interest rates, a high degree of investor confidence and price relationships that reflected historical market standards.

In the middle of August, the Russian government devalued the country's currency and then defaulted on its domestic debt. Investors were particularly surprised because this occurred approximately two weeks after Russia had successfully issued a $200 million Eurobond/2/ offering. Shortly thereafter, the government of Malaysia imposed currency controls, just as Asian regional currencies had begun to exhibit strength. This action surprised investors because it violated previously held beliefs about the international practice of open currency conversion. Finally, in the midst of these international problems, the largest hedge fund in the United States declared insolvency. The investment strategies used by its traders had been extremely complex and were believed to have far-reaching international effects. The hedge fund's investments also involved the capital of several Wall Street firms and banks. This both severely limited Wall Street's ability to help restore some of the needed liquidity and contributed to investor concerns about the global financial markets. Ultimately, in a highly unusual move, the Federal Reserve Bank arranged a rescue package for the hedge fund, which restored some stability to the credit markets.

The combination of these events caused investors to avoid risk and seek securities that carried the highest degree of safety and liquidity, specifically U.S. Treasuries and high quality foreign bonds that were believed to have minimal sovereign risk. At the same time, investors began to require greater yield advantages for securities carrying credit risk, sovereign risk and limited liquidity. These market conditions drove the prices of U.S. Treasuries and high quality foreign government bonds higher and put increasing downward pressure on the prices of other securities, particularly high yield and emerging market bonds.


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                     (based on 10/31/98 portfolio assets)

                           [PIE CHART APPEARS HERE]

                                AAA--38.2%
                                B--30.9%
                                BB--9.7%
                                CCC--6.8%
                                AA--5.9%
                                A--4.6%
                                BBB--2.7%
                                Not Rated--1.2%


What strategies did you use in managing the Fund?


We emphasized quality and flexibility. We maintained the Fund's exposure to U.S. government securities and high quality foreign bonds, and limited investment in high yield and emerging market bonds. We selected U.S. Treasuries in the 10 to 15-year maturity range, keeping the Fund's duration between four and six years. Expressed in years, duration measures a Fund's sensitivity to interest rate changes. The longer a fund's duration,




/1/A hedge fund is a private investment account that often engages in complex, leveraged trading strategies. Hedge funds are not subject to the same regulations as mutual funds.
/2/A Eurobond is the bond offering of a foreign issuer, denominated in U.S.
   dollars.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Income Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


the more sensitive it is to interest rate changes. In contrast, a shorter duration decreases a fund's sensitivity to changes in interest rates. The Fund's shorter duration improved price stability when market conditions were unsettled, and bonds experienced unusually wide price fluctuations. As of October 31, 1998, the average quality of the Fund was A, its duration was 5.2 years and its average maturity stood at 9 years. We also believe the Fund's currency hedges contributed to total return by being well-positioned to take advantage of short-term price opportunities in the foreign exchange markets.


What is your outlook over the next 6-months?


We remain cautious about the stability of global financial markets and continuing deflationary price pressures in the world's economies. As we head into the final months of 1998, market sentiment has turned positive and been expressed by a significant rally in the stock market in response to the Federal Reserve Board cutting interest rates. Shortly after the close of this reporting period, the Federal Reserve Board cut interest rates for the third time this fall. While the stock market has rallied to new highs, U.S. Treasuries have experienced substantial price declines. At least for the time being, the "flight-to-quality" has dissipated and investors appear to have greater confidence in the future of the financial markets. Over the near term, we intend to prepare our funds for the possibility of a less exuberant stock market environment. We will continue to exercise prudence in this environment, watching for developments that could indicate the longer-term direction of the world's economies and financial markets.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             U.S. Government Fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of October 31, 1998

We took a more aggressive stance and increased the portfolio's duration from 4.4 years to 4.8 years during the six months. Performance was favorably impacted by this strategy as interest rates fell markedly during the period.

                                    Portfolio
                                   Management
                          ------------------------------
                   [PHOTO OF ROLLIN C. WILLIAMS APPEARS HERE]

                             Rollin C. Williams, CFA
                              Tenure: January 1993

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
[GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 10/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBITGBI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                           Class A   Class B  Class C  Class Y
Inception Date                             1/11/93  1/11/93   9/2/94   9/2/93
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge                 0.45%     0.07%     4.06%      n/a
 ................................................................................
6 months w/o sales charge                  5.46%     5.07%     5.06%    5.60%
 ................................................................................
1 year with sales charge                   3.75%     3.12%     7.12%      n/a
 ................................................................................
1 year w/o sales charge                    8.93%     8.12%     8.12%    9.20%
 ................................................................................
3 years                                    5.51%     5.55%     6.44%    7.50%
 ...............................................................................
5 years                                    5.20%     5.16%      --      6.49%
 ................................................................................
Since Inception                            5.80%     5.84%     7.34%    6.42%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%      n/a
                                       Front End      CDSC      CDSC
 ................................................................................
30-day SEC yield                           4.98%     4.24%     4.24%    5.25%
 ................................................................................
6- month distribution per share           $0.29     $0.26     $0.26    $0.30
 ................................................................................

*  Adjusted for maximum sales charge

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                           Class A Shares        LBITGBI             CPI
   1/31/93                       9525             10000             10000
  10/31/93                      10178             10628             10217
  10/31/94                       9775             10447             10484
  10/31/95                      11164             11679             10778
  10/31/96                      11716             12341             11101
  10/31/97                      12638             13246             11332
  10/31/98                      13766             14506             11487


Comparison of a $10,000 investment in Evergreen U.S. Government Fund Class A, versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).

The Lehman Brothers Intermediate Term Government Bond Index is an unmanaged fixed-income index of U.S. government securities with maturities of less than 10 years.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             U.S. Government Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

How did the Fund perform during the past six months?

For the six months ended October 31, the Evergreen U.S. Government Fund's Class A, B and C shares returned 5.5%, 5.1%, and 5.1%, respectively, unadjusted for any sales charges. Class Y shares returned 5.6% for the six-month period. This compares to the Fund's benchmark, the Lehman Brothers Intermediate Term Government Bond Index, return of 6.3% and the 5.7% average return of general U.S. government funds tracked by Lipper Inc., an independent monitor of mutual fund performance. The Fund's solid six-month return can be attributed to our favorable duration strategy during a period of declining rates as well as an exceptional period for U.S. Treasuries.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 10/31/98)

  Total Net Assets                                            $373,451,637
 ...............................................................................
  Average Credit Quality                                               AAA
 ...............................................................................
  Average Maturity                                               8.7 years
 ..............................................................................
  Average Duration                                               4.8 years
 ...............................................................................

What was the environment like for fixed income investors during the period?

Over the past six months fixed income investors witnessed a continuation of themes from earlier in the year: low inflation, a spreading global economic crisis, a flight to quality bonds and widening spreads between Treasuries and all other fixed income securities. Against this backdrop, U.S. Treasuries proved to be the overwhelming asset class of choice, enjoying strong performance as global investors sought a safe haven from volatile global markets. Consequently, the Fund's nearly 50% weighting of Treasuries fueled strong relative performance. In addition, interest rates continued to trend lower which, in turn, boosted bond prices across the board. The yield on the bellwether 30-year Treasury Bond fell from 5.95% to 5.16% during the six months. Underscoring this decline were two interest rate cuts by the Federal Reserve Board undertaken to insulate the U.S. from the global turmoil, with a third cut which took place after the semiannual fiscal period in mid-November.

--------------------------------------------------------------------------------
                               MATURITY BREAKDOWN
--------------------------------------------------------------------------------
(based on 10/31/98 portfolio assets)

                           [PIE CHART APPEARS HERE]

                              1-5 years -- 51.5%
                              0-1 years -- 15.4%
                              5-10 years -- 12.7%
                              10-20 years -- 9.4%
                              20-30 years -- 8.5%
                              30+ years -- 2.5%

What particular strategies did you use during the period?

At the beginning of the fiscal period, we felt there was a strong possibility the U.S. economy would slow and, in response, the Fed would ease interest rates to stimulate the economic growth. Consequently, we took a more aggressive stance and increased the portfolio's duration from 4.4 years to 4.8 years during the six months. Performance was favorably impacted by this strategy as interest rates fell markedly during the period.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             U.S. Government Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

During the final half of the period, we purchased additional lower coupon mortgages to maintain the yield component of the Fund. We also selectively added corporate bonds because we felt their recent underperformance presented some attractive opportunities. As of October 31, the portfolio consisted of 44.2% Treasuries/Agencies, 48.6% mortgages, 6.3% corporate bonds and 0.9% short-term cash.

Were there any noteworthy adjustments to the Fund?

The CoreFund Government Income Fund merged into the Evergreen U.S. Government Fund in mid-July. As a result, net assets increased by approximately $25 million, and as of October 31 stood at $373 million. Due to the CoreFund's similarity in asset mix, the transition was seamless.

What is your outlook for the final half of the fiscal year?

Looking to the final months of 1998 and beyond, we maintain a very cautious outlook and recognize that global volatility will likely continue to filter back to the U.S. financial markets in the near term. We have begun looking to increase exposure to sectors that have recently been out-of-favor and represent attractive opportunities; namely corporate bonds and mortgages. In addition, we anticipate maintaining a modestly long duration as interest rates stay in their trading range and possibly trend lower.

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                               Six Months
                                                 Ended
                                            October 31, 1998    Period Ended
                                              (unaudited)    April 30, 1998 (a)
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  15.92          $  16.08
                                                --------          --------
 ................................................................................
INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
Net investment income                               0.50              0.30+++
 ................................................................................
Net realized and unrealized gains or
 losses on securities and foreign currency
 related transactions                              (0.13)            (0.16)#
                                                --------          --------
 ................................................................................
Total from investment operations                    0.37              0.14
                                                --------          --------
 ................................................................................
LESS DISTRIBUTIONS FROM NET INVESTMENT
 INCOME                                            (0.50)            (0.30)
                                                --------          --------
 ................................................................................
NET ASSET VALUE, END OF PERIOD                  $  15.79          $  15.92
                                                --------          --------
 ................................................................................
TOTAL RETURN+                                       2.30%             0.85%
 ................................................................................
RATIOS/SUPPLEMENTAL DATA
 ................................................................................
NET ASSETS, END OF PERIOD (THOUSANDS)           $464,829          $501,547
 ................................................................................
RATIOS TO AVERAGE NET ASSETS
 Expenses                                           1.21%++           1.08%++
 ................................................................................
 Expenses, after fee credits                        1.21%++           1.07%++
 ................................................................................
 Net investment income                              6.13%++           6.68%++
 ................................................................................
PORTFOLIO TURNOVER RATE                               44%              109%
 ................................................................................

                             Six Months
                               Ended                                 Year Ended August 31,
                          October 31, 1998    Period Ended    --------------------------------------
                            (unaudited)    April 30, 1998 (b)   1997      1996      1995      1994
------------------------------------------------------------------------------------------------------
CLASS B SHARES
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD          $ 15.92           $ 15.42       $  14.65  $  15.09  $  15.28  $  17.06
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................
INCOME FROM INVESTMENT
 OPERATIONS
 ......................................................................................................
Net investment income            0.44              0.61+++        0.91      0.95      1.06      1.06
 ......................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           (0.13)             0.50           0.84     (0.35)     0.11     (1.62)
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................
Total from investment
 operations                      0.31              1.11           1.75      0.60      1.17     (0.56)
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................

LESS DISTRIBUTIONS
 ......................................................................................................
From net investment
 income                         (0.44)            (0.61)         (0.98)    (0.96)    (1.28)    (1.22)
 ......................................................................................................
Returns of Capital                  0                 0              0     (0.08)    (0.08)        0
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................
Total distributions             (0.44)            (0.61)         (0.98)    (1.04)    (1.36)    (1.22)
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................
NET ASSET VALUE, END OF
 PERIOD                       $ 15.79           $ 15.92       $  15.42  $  14.65  $  15.09  $  15.28
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................
TOTAL RETURN+                    1.92%             7.26%         12.25%     4.03%     8.13%    (3.53%)
 ......................................................................................................
RATIOS/SUPPLEMENTAL DATA
 ......................................................................................................
NET ASSETS, END OF
 PERIOD (THOUSANDS)           $70,245           $70,113       $457,701  $559,792  $734,837  $814,245
 ......................................................................................................
RATIOS TO AVERAGE NET
 ASSETS
 Expenses                        1.96%++           1.93%++        1.88%     1.84%     1.81%     1.75%
 ......................................................................................................
 Expenses, after fee
  credits                        1.96%++           1.92%++        1.87%     1.83%       --        --
 ......................................................................................................
 Net investment income           5.38%++           5.74%++        6.07%     6.42%     7.05%     6.48%
 ......................................................................................................
PORTFOLIO TURNOVER RATE            44%              109%           138%      246%      178%      200%
 ......................................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
  # The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
 (a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
 (b) For the eight months ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.

                  See Combined Notes to Financial Statements.

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Six Months
                                              Ended
                                         October 31, 1998    Period Ended
                                           (unaudited)    April 30, 1998 (a)
--------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD         $15.92            $16.06
                                              ------            ------
 ................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ...............................................................................
 Net investment income                          0.44              0.04+++
 ................................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                (0.13)            (0.14)#
                                              ------            ------
 ................................................................................
 Total from investment operations               0.31             (0.10)
                                              ------            ------
 ................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       (0.44)            (0.04)
                                              ------            ------
 ................................................................................
 NET ASSET VALUE, END OF PERIOD               $15.79            $15.92
                                              ------            ------
 ................................................................................
 TOTAL RETURN+                                  1.93%            (0.60%)
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)        $  202            $   23
 ................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                       1.97%++           1.88%++
 ................................................................................
 Expenses, after fee credits                    1.97%++           1.88%++
 ................................................................................
 Net investment income                          5.44%++           6.11%++
 ................................................................................
 PORTFOLIO TURNOVER RATE                          44%              109%
 ................................................................................

                                            Six Months
                                              Ended
                                         October 31, 1998    Period Ended
                                           (unaudited)    April 30, 1998 (b)
--------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD         $15.92            $16.03
                                              ------            ------
 ................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
 Net investment income                          0.41              0.24+++
 ................................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                (0.13)            (0.11)#
                                              ------            ------
 ................................................................................
 Total from investment operations               0.28              0.13
                                              ------            ------
 ................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       (0.41)            (0.24)
                                              ------            ------
 ................................................................................
 NET ASSET VALUE, END OF PERIOD               $15.79            $15.92
                                              ------            ------
 ................................................................................
 TOTAL RETURN                                   1.46%             0.80%
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)        $   48            $    7
 ................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                       0.96%++           0.83%++
 ................................................................................
 Expenses, after fee credits                    0.96%++           0.82%++
 ................................................................................
 Net investment income                          6.59%++           6.89%++
 ...............................................................................
 PORTFOLIO TURNOVER RATE                          44%              109%
 ................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
# The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
(a) For the period from April 7, 1998 (commencement of class operations) to April 30, 1998.
(b) For the period from February 11, 1998 (commencement of class operations) to April 30, 1998.

                  See Combined Notes to Financial Statements.

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Six Months
                                              Ended
                                         October 31, 1998    Period Ended
                                           (unaudited)    April 30, 1998 (a)
--------------------------------------------------------------------------------
 CLASS A SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD        $   4.53          $   4.52
                                             --------          --------
 ................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
 Net investment income                           0.18              0.11+++
 ................................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                 (0.68)             0.01
                                             --------          --------
 ................................................................................
 Total from investment operations               (0.50)             0.12
                                             --------          --------
 ................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                        (0.18)            (0.11)
                                             --------          --------
 ................................................................................
 NET ASSET VALUE, END OF PERIOD              $   3.85          $   4.53
                                             --------          --------
 ................................................................................
 TOTAL RETURN+                                 (11.21%)            2.57%
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)       $324,331          $420,778
 ................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                        1.25%++           1.24%++
 ................................................................................
 Expenses, after fee credits                     1.24%++           1.23%++
 ................................................................................
 Expenses, excluding fee waivers and
  expense reimbursement                          1.33%++             --
 ................................................................................
 Net investment income                           8.46%++           8.48%++
 ................................................................................
 PORTFOLIO TURNOVER RATE                           72%              155%
 ................................................................................

                              Six Months
                                Ended                                  Year Ended July 31,
                           October 31, 1998    Period ended    --------------------------------------
                             (unaudited)    April 30, 1998 (b)   1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
 CLASS B SHARES
-------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $  4.53           $  4.37       $   4.10  $   4.42  $   4.68  $   5.13
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .......................................................................................................
 Net investment income            0.16              0.25+++        0.32      0.32      0.38      0.38
 .......................................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           (0.67)             0.16           0.28     (0.27)    (0.15)    (0.38)
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 Total from investment
  operations                     (0.51)             0.41           0.60      0.05      0.23         0
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 LESS DISTRIBUTIONS
 .......................................................................................................
 From net investment
  income                         (0.17)            (0.25)         (0.33)    (0.37)    (0.39)    (0.45)
 ......................................................................................................
 From capital gains                  0                 0              0         0     (0.10)        0
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 Total distributions             (0.17)            (0.25)         (0.33)    (0.37)    (0.49)    (0.45)
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $  3.85           $  4.53       $   4.37  $   4.10  $   4.42  $   4.68
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 TOTAL RETURN+                  (11.55%)            9.57%         15.32%     1.38%     5.66%    (0.41%)
 .......................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .......................................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $70,596           $96,535       $547,390  $593,681  $764,965  $766,283
 ......................................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         2.00%++           1.94%++        1.96%     1.94%     2.03%     1.84%
 .......................................................................................................
 Expenses, after fee
  credits                         1.99%++           1.93%++        1.95%     1.93%       --        --
 .......................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                   2.08%++             --             --        --        --        --
 .......................................................................................................
 Net investment income            7.70%++           7.27%++        7.63%     7.92%     8.64%     7.57%
 .......................................................................................................
 PORTFOLIO TURNOVER RATE            72%              155%           138%      116%       82%      110%
 .......................................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
 (a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
 (b) For the nine months ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.

                  See Combined Notes to Financial Statements.

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Six Months
                                              Ended
                                         October 31, 1998    Period Ended
                                           (unaudited)    April 30, 1998 (a)
--------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD         $ 4.53            $ 4.52
                                              ------            ------
 ................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
 Net investment income                          0.17              0.10+++
 ...............................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                (0.68)             0.01
                                              ------            ------
 ................................................................................
 Total from investment operations              (0.51)             0.11
                                              ------            ------
 ................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       (0.17)            (0.10)
                                              ------            ------
 ................................................................................
 NET ASSET VALUE END OF PERIOD                $ 3.85            $ 4.53
                                              ------            ------
 ................................................................................
 TOTAL RETURN+                                (11.56%)            2.35%
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)        $  971            $1,155
 ................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                       1.99%++           2.04%++
 ................................................................................
 Expenses, after fee credits                    1.97%++           2.01%++
 ................................................................................
 Expenses, excluding fee waivers and
  expense reimbursement                         2.07%++             --
 ................................................................................
 Net investment income                          7.69%++           7.51%++
 ................................................................................
 PORTFOLIO TURNOVER RATE                          72%              155%
 ................................................................................

                                            Six Months
                                              Ended
                                         October 31, 1998    Period Ended
                                           (unaudited)    April 30, 1998 (b)
--------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD         $ 4.53            $4.56
                                              ------            -----
 ................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
 Net investment income                          0.19             0.02+++
 ................................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                (0.68)           (0.03)#
                                              ------            -----
 ................................................................................
 Total from investment operations              (0.49)           (0.01)
                                              ------            -----
 ................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       (0.19)           (0.02)
                                              ------            -----
 ................................................................................
 NET ASSET VALUE, END OF PERIOD               $ 3.85            $4.53
                                              ------            -----
 ................................................................................
 TOTAL RETURN                                 (11.10%)          (0.27%)
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)        $7,434            $  20
 ................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                       0.93%++          1.09%++
 ................................................................................
 Expenses, after fee credits                    0.91%++          1.09%++
 ................................................................................
 Expenses, excluding fee waivers and
  expense reimbursement                         1.07%++            --
 ................................................................................
 Net investment income                          9.11%++          8.21%++
 ................................................................................
 PORTFOLIO TURNOVER RATE                          72%             155%
 ................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
  # The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
 (a) For the period from January 22, 1998 (commencement of class operations) to April 30, 1998.
 (b) For the period from April 14, 1998 (commencement of class operations) to April 30, 1998.

                  See Combined Notes to Financial Statements.

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Six Months    Year Ended April
                                Ended             30,                Year Ended July 31,
                           October 31, 1998 -------------------    --------------------------
                             (unaudited)      1998      1997(a)     1996     1995      1994
-----------------------------------------------------------------------------------------------
 CLASS A SHARES
-----------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $   7.21     $   6.82    $  6.77    $  6.89  $  7.35  $   7.86
                               --------     --------    -------    -------  -------  --------
 ...............................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ...............................................................................................
 Net investment income             0.25         0.50+++    0.37       0.54     0.64      0.61+++
 ..............................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            (0.51)        0.38       0.09      (0.09)   (0.45)    (0.44)
                               --------     --------    -------    -------  -------  --------
 ...............................................................................................
 Total from investment
  operations                      (0.26)        0.88       0.46       0.45     0.19      0.17
                               --------     --------    -------    -------  -------  --------
 ...............................................................................................
 LESS DISTRIBUTIONS
 ...............................................................................................
 From net investment
  income                          (0.25)       (0.49)     (0.41)     (0.52)   (0.63)    (0.64)
 ..............................................................................................
 Returns of capital                   0            0          0      (0.05)   (0.02)    (0.04)
 ...............................................................................................
 Total distributions              (0.25)       (0.49)     (0.41)     (0.57)   (0.65)    (0.68)
                               --------     --------    -------    -------  -------  --------
 ...............................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $   6.70     $   7.21    $  6.82    $  6.77  $  6.89  $   7.35
                               --------     --------    -------    -------  -------  --------
 ...............................................................................................
 TOTAL RETURN+                    (3.66%)      13.20%      6.80%      6.84%    3.00%     1.86%
 ...............................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ...............................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $164,213     $193,618    $58,725    $68,118  $85,970  $105,181
 ...............................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                          1.14%++      1.27%      1.28%++    1.30%    1.33%     1.32%
 ...............................................................................................
 Expenses, after fee
  credits                          1.13%++      1.26%      1.26%++    1.28%      --        --
 ...............................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                    1.29%++      1.27%      1.28%++    1.30%    1.33%     1.32%
 ...............................................................................................
 Net investment income             7.01%++      6.80%      7.28%++    8.05%    9.31%     7.79%
 ...............................................................................................
 PORTFOLIO TURNOVER RATE            112%         237%        86%       101%      95%       92%
 ...............................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
 (a) For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.

                  See Combined Notes to Financial Statements.

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Six Months    Year Ended April
                                Ended              30,                 Year Ended July 31,
                           October 31, 1998 --------------------    ----------------------------
                             (unaudited)      1998      1997 (a)      1996      1995      1994
--------------------------------------------------------------------------------------------------
 CLASS B SHARES
--------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $   7.25     $   6.85    $   6.81    $   6.92  $   7.38  $   7.89
                               --------     --------    --------    --------  --------  --------
 ..................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ..................................................................................................
 Net investment income             0.22         0.44+++     0.34        0.50      0.60      0.55+++
 ..................................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            (0.51)        0.39        0.07       (0.09)    (0.47)    (0.44)
                               --------     --------    --------    --------  --------  --------
 ..................................................................................................
 Total from investment
  operations                      (0.29)        0.83        0.41        0.41      0.13      0.11
                               --------     --------    --------    --------  --------  --------
 ..................................................................................................
 LESS DISTRIBUTIONS
 ..................................................................................................
 From net investment
  income                          (0.22)       (0.43)      (0.37)      (0.47)    (0.58)    (0.58)
 ..................................................................................................
 Returns of capital                   0            0           0       (0.05)    (0.01)    (0.04)
 ..................................................................................................
 Total distributions              (0.22)       (0.43)      (0.37)      (0.52)    (0.59)    (0.62)
                               --------     --------    --------    --------  --------  --------
 .................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $   6.74     $   7.25    $   6.85    $   6.81  $   6.92  $   7.38
                               --------     --------    --------    --------  --------  --------
 ..................................................................................................
 TOTAL RETURN+                    (3.99%)      12.47%       6.06%       6.21%     2.12%     1.10%
 ..................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ..................................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $102,862     $113,136    $110,082    $123,389  $149,091  $162,866
 ..................................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                          1.89%++      2.05%       2.04%++     2.07%     2.06%     2.07%
 ..................................................................................................
 Expenses, after fee
  credits                          1.88%++      2.04%       2.02%++     2.05%       --        --
 ..................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                    2.04%++        --          --          --        --        --
 ..................................................................................................
 Net investment income             6.26%++      6.08%       6.52%++     7.28%     8.58%     7.11%
 ..................................................................................................
 PORTFOLIO TURNOVER RATE            112%         237%         86%        101%       95%       92%
 ..................................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
 (a) For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.

                  See Combined Notes to Financial Statements.

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Six Months    Year Ended April
                                Ended             30,                Year Ended July 31,
                           October 31, 1998 -------------------    -------------------------
                             (unaudited)     1998      1997 (a)     1996     1995     1994
----------------------------------------------------------------------------------------------
 CLASS C SHARES
----------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $  7.24      $  6.84    $  6.80     $  6.92  $  7.37  $  7.88
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ..............................................................................................
 Net investment income            0.22         0.44+++    0.33        0.49     0.59     0.55+++
 ..............................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           (0.51)        0.39       0.08       (0.09)   (0.45)   (0.44)
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 Total from investment
  operations                     (0.29)        0.83       0.41        0.40     0.14     0.11
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 LESS DISTRIBUTIONS FROM
 ..............................................................................................
 From net investment
  income                         (0.22)       (0.43)     (0.37)      (0.47)   (0.58)   (0.58)
 .............................................................................................
 Returns of capital                  0            0          0       (0.05)   (0.01)   (0.04)
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 Total distributions             (0.22)       (0.43)     (0.37)      (0.52)   (0.59)   (0.62)
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $  6.73      $  7.24    $  6.84     $  6.80  $  6.92  $  7.37
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 TOTAL RETURN+                   (4.00%)      12.48%      6.07%       6.07%    2.27%    1.09%
 ..............................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ..............................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $16,601      $19,639    $24,304     $31,816  $46,221  $59,228
 .............................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         1.89%++      2.05%      2.04%++     2.07%    2.08%    2.07%
 ..............................................................................................
 Expenses, after fee
  credits                         1.88%++      2.05%      2.03%++     2.05%      --       --
 ..............................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                   2.04%++        --         --          --       --       --
 ..............................................................................................
 Net investment income            6.25%++      6.10%      6.52%++     7.29%    8.56%    7.09%
 ..............................................................................................

 PORTFOLIO TURNOVER RATE           112%         237%        86%        101%      95%      92%
 .............................................................................................

                                            Six Months      Year Ended
                                              Ended          April 30,
                                         October 31, 1998 ------------------
                                           (unaudited)     1998     1997 (b)
------------------------------------------------------------------------------
 CLASS Y SHARES
------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD         $ 7.04      $ 6.65     $7.03
                                              ------      ------     -----
 ..............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ..............................................................................
 Net investment income                          0.25        0.46+++      0
 ..............................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                (0.50)       0.41     (0.20)
                                              ------      ------     -----
 .............................................................................
 Total from investment operations              (0.25)       0.87     (0.20)
                                              ------      ------     -----
 ..............................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       (0.25)     (0.48)     (0.18)
                                              ------      ------     -----
 ..............................................................................
 NET ASSET VALUE, END OF PERIOD               $ 6.54      $ 7.04     $6.65
                                              ------      ------     -----
 ..............................................................................
 TOTAL RETURN                                  (3.57%)     13.46%    (2.87%)
 ..............................................................................
 RATIOS/SUPPLEMENTAL DATA
 ..............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)        $1,829      $1,442     $   0
 ..............................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                       0.85%++     1.01%     0.00%++
 ..............................................................................
 Expenses, after fee credits                    0.84%++     1.00%     0.00%++
 .............................................................................
 Expenses, excluding fee waivers and
  expense reimbursement                         1.00%++       --        --
 ..............................................................................
 Net investment income                          7.20%++     6.83%     0.00%++
 ..............................................................................
 PORTFOLIO TURNOVER RATE                         112%        237%       86%
 ..............................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
 (a) For the nine months ended April 30, 1997, the Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.
 (b) For the period from January 13, 1997 (commencement of class operations) to April 30, 1997.

                  See Combined Notes to Financial Statements.

[LOGO OF U.S. GOVERNMENT FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Six Months
                                Ended       Year ended April 30,       Year ended June 30,      Year ended
December 31,
                           October 31, 1998 ------------------------   ----------------------
---------------------------
                             (Unaudited)      1998       1997 (c)        1996      1995 (b)        1994
1993 (a)
-----------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $  9.68      $     9.39  $     9.42     $    9.65  $    9.07     $     10.05
$     10.00
                               -------      ----------  ----------     ---------  ---------     -----------
-----------
 .............................................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .............................................................................................................................
 Net investment income            0.29            0.61        0.52          0.63       0.33
0.66          0.68
 .............................................................................................................................
 Net realized and
  unrealized gains or
  losses on securities            0.23            0.29       (0.03)        (0.23)      0.58
(0.98)         0.05
                               -------      ----------  ----------     ---------  ---------     -----------
-----------
 .............................................................................................................................
 Total from investment
  operations                      0.52            0.90        0.49          0.40       0.91
(0.32)         0.73
                               -------      ----------  ----------     ---------  ---------     -----------
-----------
 .............................................................................................................................
 LESS DISTRIBUTIONS FROM
  NET INVESTMENT INCOME          (0.29)          (0.61)      (0.52)        (0.63)     (0.33)
(0.66)        (0.68)
                               -------      ----------  ----------     ---------  ---------     -----------
-----------
 .............................................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $  9.91      $     9.68  $     9.39     $    9.42  $    9.65     $      9.07
$     10.05
                               -------      ----------  ----------     ---------  ---------     -----------
-----------
 ............................................................................................................................
 TOTAL RETURN+                    5.46%           9.78%       5.30%         4.28%     10.17%
(3.18%)        7.43%
 .............................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ............................................................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $48,945      $   40,136  $   17,913     $  20,345  $  22,445     $    23,706
$    38,851
 .............................................................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         0.98%++         1.03%       0.98%++       0.99%      1.04%++
0.96%         0.68%++
 .............................................................................................................................
 Expenses, after fee
  credits                         0.98%++         1.03%       0.98%++         --         --
--            --
 .............................................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                   0.98%++         1.03%       0.98%++       0.99%      1.05%++
1.00%         0.99%++
 .............................................................................................................................
 Net investment income            5.83%++         6.25%       6.60%++       6.61%      7.07%++
6.97%         6.93%++
 .............................................................................................................................
 PORTFOLIO TURNOVER RATE            41%             21%         12%           23%         0%
19%           39%
 .............................................................................................................................

                                                   Six Months    Year ended April       Year ended June
Year ended December
                                                     Ended              30,
30,                      31,
                                                October 31, 1998 ------------------    ------------------
-----------------------
                                                  (Unaudited)      1998    1997 (c)      1996    1995 (b)
1994       1993 (a)
------------------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD               $   9.68     $   9.39  $   9.42    $   9.65  $   9.07     $
10.05   $  10.00
                                                    --------     --------  --------    --------  --------
--------   --------
 ....................................................................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ....................................................................................................................................
 Net investment income                                  0.26         0.53      0.46        0.56      0.29
0.61       0.63
 ....................................................................................................................................
 Net realized and unrealized gains or losses
  on securities                                         0.23         0.29     (0.03)      (0.23)     0.58
(0.98)      0.05
                                                    --------     --------  --------    --------  --------
--------   --------
 ....................................................................................................................................
 Total from investment operations                       0.49         0.82      0.43        0.33      0.87
(0.37)      0.68
                                                    --------     --------  --------    --------  --------
--------   --------
 ....................................................................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME         (0.26)       (0.53)    (0.46)      (0.56)    (0.29)
(0.61)     (0.63)
                                                    --------     --------  --------    --------  --------
--------   --------
 ....................................................................................................................................
 NET ASSET VALUE, END OF PERIOD                     $   9.91     $   9.68  $   9.39    $   9.42  $   9.65     $
9.07   $  10.05
                                                    --------     --------  --------    --------  --------
--------   --------
 ....................................................................................................................................
 TOTAL RETURN+                                          5.07%        8.96%     4.65%       3.50%     9.76%
(3.75)      6.91%
 ....................................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ....................................................................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)              $132,259     $130,576  $142,371    $165,988  $192,490
$195,571   $236,696
 ....................................................................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                               1.74%++      1.78%     1.73%++     1.74%     1.79%++
1.54%      1.19%++
 ....................................................................................................................................
 Expenses, after fee credits                            1.74%++      1.78%     1.73%++       --
--           --         --
 ....................................................................................................................................
 Expenses, excluding fee waivers and expense
  reimbursement                                         1.74%++      1.78%     1.73%++     1.74%     1.80%++
1.58%      1.50%++
 ....................................................................................................................................
 Net investment income                                  5.14%++      5.56%     5.85%++     5.85%     6.32%++
6.42%      6.44%++
 ...................................................................................................................................
 PORTFOLIO TURNOVER RATE                                  41%          21%       12%         23%
0%          19%        39%
 ....................................................................................................................................

 + Excluding applicable sales charges.
++ Annualized.
(a) For the period from January 11, 1993 (commencement of class operations) to December 31, 1993.
(b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
(c) For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.

                  See Combined Notes to Financial Statements.

[LOGO OF U.S. GOVERNMENT FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Six Months
                                Ended       Year ended April 30,       Year ended June 30,
                           October 31, 1998 ------------------------   -------------------          Period ended
                             (Unaudited)      1998       1997 (c)        1996      1995 (d)     December 31, 1994
(d)
-----------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD           $ 9.68      $     9.39   $     9.42    $    9.65   $    9.07           $ 9.39
                                ------      ----------   ----------    ---------   ---------           ------
 .......................................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .......................................................................................................................
 Net investment income            0.26            0.53         0.46         0.56        0.29             0.20
 .......................................................................................................................
 Net realized and
  unrealized gains or
  losses on securities            0.23            0.29        (0.03)       (0.23)       0.58            (0.32)
                                ------      ----------   ----------    ---------   ---------           ------
 ......................................................................................................................
 Total from investment
  operations                      0.49            0.82         0.43         0.33        0.87            (0.12)
                                ------      ----------   ----------    ---------   ---------           ------
 ......................................................................................................................
 LESS DISTRIBUTIONS FROM
  NET INVESTMENT INCOME          (0.26)          (0.53)       (0.46)       (0.56)      (0.29)           (0.20)
                                ------      ----------   ----------    ---------   ---------           ------
 .......................................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                        $ 9.91      $     9.68   $     9.39    $    9.42   $    9.65           $ 9.07
                                ------      ----------   ----------    ---------   ---------           ------
 .......................................................................................................................
 TOTAL RETURN+                    5.06%           8.96%        4.65%        3.50%       9.76%           (1.30%)
 .......................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ......................................................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)            $5,833      $    5,697   $      455    $     649   $     350           $  266
 .......................................................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         1.74%++         1.78%        1.73%++      1.74%       1.79%++          1.71%++
 .......................................................................................................................
 Expenses, after fee
  credits                         1.74%++         1.78%        1.73%++        --          --               --
 .......................................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                   1.74%++         1.78%        1.73%++      1.74%       1.80%++          1.75%++
 .......................................................................................................................
 Net investment income            5.13%++         5.49%        5.85%++      5.87%       6.36%++          6.70%++

 .......................................................................................................................
 PORTFOLIO TURNOVER RATE            41%             21%          12%          23%          0%              19%
 .......................................................................................................................

                              Six Months    Year ended April       Year ended June
                                Ended              30,                   30,            Year ended December 31,
                           October 31, 1998 ------------------    ------------------    -----------------------
                             (Unaudited)      1998    1997 (c)      1996    1995 (b)       1994          1993 (a)
----------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $   9.68     $   9.39  $   9.42    $   9.65  $  9.07     $     10.05    $     10.25
                               --------     --------  --------    --------  -------     -----------    -----------
 ......................................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .....................................................................................................................
 Net investment income             0.30         0.63      0.54        0.66     0.34            0.69           0.25
 ......................................................................................................................
 Net realized and
  unrealized gains or
  losses on securities             0.23         0.29     (0.03)      (0.23)    0.58           (0.98)
(0.20)
                               --------     --------  --------    --------  -------     -----------    -----------
 ......................................................................................................................
 Total from investment
  operations                       0.53         0.92      0.51        0.43     0.92           (0.29)          0.05
                               --------     --------  --------    --------  -------     -----------    -----------
 .....................................................................................................................
 LESS DISTRIBUTIONS FROM
  NET INVESTMENT INCOME           (0.30)       (0.63)    (0.54)      (0.66)   (0.34)          (0.69)
(0.25)
                               --------     --------  --------    --------  -------     -----------    -----------
 ......................................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $   9.91     $   9.68  $   9.39    $   9.42  $  9.65     $      9.07    $     10.05
                               --------     --------  --------    --------  -------     -----------    -----------
 ......................................................................................................................
 TOTAL RETURN                      5.60%       10.05%     5.52%       4.54%   10.30%          (2.94%)
0.49%
 ......................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ......................................................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $186,414     $155,836  $127,099    $121,569  $16,934     $    15,595    $    14,486
 ......................................................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                          0.74%++      0.78%     0.73%++     0.74%    0.79%++         0.71%
0.48%++
 ......................................................................................................................
 Expenses, after fee
  credits                          0.74%++      0.78%     0.73%++       --       --              --             --
 .....................................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                    0.74%++      0.78%     0.73%++     0.74%    0.80%++         0.75%++
0.79%++
 ......................................................................................................................
 Net investment income             6.13%++      6.55%     6.85%++     6.86%    7.31%++         7.27%
7.20%++
 ......................................................................................................................
 PORTFOLIO TURNOVER RATE             41%          21%       12%         23%       0%             19%
39%
 ......................................................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
 (a) For the period from January 11, 1993 (commencement of class operations) to December 31, 1993.
 (b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
 (c) For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.
 (d) For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.

                  See Combined Notes to Financial Statements.

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - 5.8% (A)
 $ 3,500,000 Carco Auto Loan Master Trust, Series 1997-1, Class
              A,
              (Est. Maturity 2000), 6.689%, 8/15/04.............   $  3,584,630
   3,100,000 Corestates Home Equity Trust, Series 1996-1, Class
              A4,
              (Est. Maturity 2000), 7.00%, 6/15/12..............      3,286,000
             Merrill Lynch Mortgage Investors, Inc.:
          59 Series 1991-D, Class A,
             (Est. Maturity 1999), 9.00%, 7/15/11...............             59
   3,113,236 Series 1991-G, Class B,
             (Est. Maturity 2000), 9.15%, 10/15/11..............      3,140,477
   1,552,402 Series 1992-B, Class B,
             (Est. Maturity 1999), 8.50%, 4/15/12...............      1,579,569
   3,514,691 Series 1992-D, Class B,
             (Est. Maturity 2001), 8.50%, 6/15/17...............      3,883,207
     318,980 Mississippi Auto Grantor Trust, Series 1995-1,
              (Est. Maturity 1998),
              6.20%, 7/15/01 (c)................................        324,977
   3,300,000 Southern Pacific Secured Assets Corp.,
              Series 1996-3, Class A4,
              (Est. Maturity 2002), 7.60%, 10/25/27.............      3,522,821
     505,000 University Support Services, Inc., Series 1992-CD,
              Class D,
              (Est. Maturity 1999), 9.00%, 11/1/07..............        503,422
   4,000,000 Western Financial Owner Trust, Series 1997-C, Class
              CTFS,
              (Est. Maturity 2001), 6.30%, 3/20/05..............      4,088,750
   2,093,915 World Omni Automobile Lease, Securitization Trust,
              Series 1997-A, Class A4,
              (Est. Maturity 2001), 6.90%, 6/25/03..............      2,150,178
   5,000,000 Zale Funding Trust,
              Series 94-1, Class A2,
              (Est. Maturity 1999), 7.325%, 3/15/03.............      5,071,875
                                                                   ------------
             Total Asset-Backed Securities (cost $29,951,525)...     31,135,965
                                                                   ------------
 CORPORATE BONDS - 51.6%
             ADVERTISING & RELATED
              SERVICES - 0.9%
   2,800,000 Hollinger International,
              Sr. Notes (Subord.),
              9.25%, 2/1/06.....................................      2,898,000
   2,000,000 K-III Communications Corp.,
              Sr. Notes,
              8.50%, 2/1/06.....................................      2,040,000
                                                                   ------------
                                                                      4,938,000
                                                                   ------------

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             AEROSPACE & DEFENSE - 2.8%
 $   250,000 BE Aerospace, Inc.,
              Sr. Notes (Subord.),
              9.50%, 11/1/08 (c).................................   $    250,000
   5,000,000 Lockheed Martin Corp.,
              Notes,
              7.25%, 5/15/06.....................................      5,388,150
   5,000,000 Northrop Grumman Corp.,
              Deb.,
              9.375%, 10/15/24...................................      5,769,600
   3,000,000 Raytheon Co.,
              Deb.,
              6.75%, 3/15/18.....................................      3,060,810
     500,000 Sequa Corp.,
              Sr. Notes,
              8.75%, 12/15/01....................................        505,000
                                                                    ------------
                                                                      14,973,560
                                                                    ------------
             AUTOMOTIVE EQUIPMENT &
              MANUFACTURING - 1.3%
   3,000,000 Ford Motor Co.,
              Deb.,
              6.625%, 10/1/28....................................      2,872,860
   2,000,000 Hayes Wheels International,
              Series B, Sr. Notes (Subord.),
              9.125%, 7/15/07....................................      2,020,000
   2,000,000 Walbro Corp.,
              Series B, Sr. Notes,
              10.125%, 12/15/07 (c)(e)...........................      1,820,000
                                                                    ------------
                                                                       6,712,860
                                                                    ------------
             BANKS - 3.5%
   4,750,000 Amsouth Bancorporation,
              Deb. (Subord.),
              6.75%, 11/1/25.....................................      4,937,292
   4,000,000 BankBoston NA,
              Trust 00008,
              6.375%, 4/15/08....................................      3,979,000
   9,000,000 Barnett Capital I,
              Capital Securities,
              8.06%, 12/1/26.....................................      9,676,260
                                                                    ------------
                                                                      18,592,552
                                                                    ------------
             BUILDING, CONSTRUCTION &
              FURNISHINGS - 1.1%
   3,000,000 Glenborough Realty Trust, REIT,
              Sr. Notes,
              7.625%, 3/15/05 (c)................................      3,042,540
   2,000,000 HMH Properties, Inc.,
              Series B, Sr. Notes,
              7.875%, 8/1/08.....................................      1,935,000
     750,000 MDC Holdings, Inc.,
              Sr. Notes,
              8.375%, 2/1/08.....................................        714,375
                                                                    ------------
                                                                       5,691,915
                                                                    ------------
             CABLE/OTHER VIDEO
              DISTRIBUTION - 0.8%
             Comcast Corp.:
   1,000,000 Sr. Deb. (Subord.)
             9.50%, 1/15/08......................................      1,051,540
   2,000,000 Sr. Deb. (Subord.),
             9.38%, 5/15/05......................................      2,149,200

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             CABLE/OTHER VIDEO
              DISTRIBUTION - CONTINUED
 $ 1,000,000 Lenfest Communications, Inc.,
              Sr. Secd. Notes,
              8.375%, 11/1/05...................................   $  1,040,000
                                                                   ------------
                                                                      4,240,740
                                                                   ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 1.2%
   2,000,000 ISP Holdings, Inc.,
              Series B, Sr. Notes,
              9.75%, 2/15/02....................................      2,020,000
   1,250,000 Polymer Group, Inc.,
              Series B, Sr. Notes (Subord.),
              9.00%, 7/1/07.....................................      1,162,500
   3,000,000 Scotts & Sons Co.,
              Sr. Notes (Subord.),
              9.875%, 8/1/04....................................      3,060,000
                                                                   ------------
                                                                      6,242,500
                                                                   ------------
             COMMUNICATION SYSTEMS & SERVICES - 0.6%
   2,000,000 Century Communications Corp.,
              Sr. Notes,
              9.75%, 2/15/02....................................      2,130,000
     950,000 TCI Communications, Inc.,
              Sr. Notes,
              8.75%, 8/1/15.....................................      1,152,778
                                                                   ------------
                                                                      3,282,778
                                                                   ------------
             CONSUMER PRODUCTS &
              SERVICES - 2.6%
   4,200,000 American Greetings Corp.,
              Sr. Deb.,
              6.10%, 8/1/28.....................................      4,245,780
   2,500,000 Great Atlantic & Pacific Tea Inc.,
              Sr. Notes,
              7.70%, 1/15/04....................................      2,610,550
   5,000,000 Mattel Inc.,
              Notes,
              6.125%, 7/15/05...................................      5,061,200
   2,000,000 Westpoint Stevens Inc.,
              Sr. Notes,
              7.875%, 6/15/05...................................      2,025,000
                                                                   ------------
                                                                     13,942,530
                                                                   ------------
             DIVERSIFIED COMPANIES - 1.1%
   5,000,000 Grand Metropolitan Investment Corp.,
              Gtd. Sr. Notes,
              7.45%, 4/15/35....................................      5,688,800
                                                                   ------------
             ENVIRONMENTAL SERVICES - 0.2%
   1,000,000 USA Waste Services, Inc.,
              Notes,
              6.125%, 7/15/01...................................      1,003,950
                                                                   ------------
             FINANCE & INSURANCE - 16.3%
   3,000,000 CB Richards Ellis Services, Inc.,
              Sr. Notes (Subord.),
              8.875%, 6/1/06....................................      2,880,000
   5,000,000 Commercial Credit Group, Inc.,
              Notes,
              10.00%, 5/15/09...................................      6,387,000

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             FINANCE & INSURANCE - CONTINUED
 $ 2,500,000 General Electric Capital Corp.,
              Deb.,
              8.75%, 5/21/07.....................................   $  3,048,175
   7,850,000 GS Escrow Corp.,
              Sr. Notes,
              6.75%, 8/1/01 (c)..................................      7,853,689
   9,000,000 John Hancock Mutual Life Insurance Co.,
              Notes,
              7.375%, 2/15/24 (c)................................      9,549,090
   4,000,000 Liberty Mutual Insurance Co.,
              Surplus Notes,
              7.697%, 10/15/2097 (c).............................      3,965,200
  10,500,000 MBIA, Inc.,
              Deb.,
              9.375%, 2/15/11....................................     13,379,835
  10,000,000 Nationwide CSN Trust,
              Sr. Notes,
              9.875%, 2/15/25 (c)................................     12,278,200
             Paine Webber Group, Inc.:
   3,000,000 Sr. Notes,
             8.25%, 5/1/02.......................................      3,162,120
   5,000,000 Sr. Notes (Subord.),
             7.75%, 9/1/02.......................................      5,208,150
   6,300,000 Prudential Life Insurance Corp.,
              Notes,
              7.125%, 7/1/07 (c).................................      6,656,958
   2,000,000 Reliance Group Holdings, Inc.,
              Sr. Deb. (Subord.),
              9.75%, 11/15/03....................................      2,096,120
  10,000,000 SunLife Canada US Capital Trust I,
              Capital Securities,
              8.526%, 5/29/49 (c)................................     10,619,200
                                                                    ------------
                                                                      87,083,737
                                                                    ------------
             FOOD & BEVERAGE PRODUCTS - 1.2%
             Aurora Foods, Inc.:
   2,000,000 Series B, Sr. Notes (Subord.), 9.88%, 2/15/07.......      2,135,000
   1,000,000 Series D, Sr. Notes (Subord.), 9.88%, 2/15/07.......      1,067,500
   1,250,000 Chiquita Brands International, Inc.,
              Sr. Notes,
              9.625%, 1/15/04....................................      1,212,500
   2,000,000 Coca Cola Enterprises, Inc.,
              Notes,
              5.75%, 11/1/08.....................................      1,986,660
                                                                    ------------
                                                                       6,401,660
                                                                    ------------
             GAMING - 1.3%
   3,300,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/07.....................................      3,135,000
   1,000,000 Grand Casino, Inc.,
              Gtd. 1st Mtge. Notes,
              10.125%, 12/1/03...................................      1,055,000
   1,500,000 Players International, Inc.,
              Sr. Notes,
              10.875%, 4/15/05...................................      1,582,500
   1,000,000 Station Casinos, Inc.,
              Sr. Notes (Subord.),
              9.75%, 4/15/07.....................................        970,000
                                                                    ------------
                                                                       6,742,500
                                                                    ------------

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             HEALTHCARE PRODUCTS &
              SERVICES - 0.7%
 $ 2,550,000 Mariner Post Acute Network, Inc.,
              Sr. Notes (Subord.),
              9.50%, 11/1/07.....................................   $  2,365,125
   1,650,000 Tenet Healthcare Corp.,
              Sr. Notes,
              7.875%, 1/15/03....................................      1,670,625
                                                                    ------------
                                                                       4,035,750
                                                                    ------------
             INFORMATION SERVICES &
              TECHNOLOGY - 0.9%
   3,500,000 Comdisco, Inc.,
              Notes,
              6.125%, 1/15/03....................................      3,498,145
   1,000,000 Unisys Corp.,
              Series B, Sr. Notes,
              12.00%, 4/15/03....................................      1,110,000
                                                                    ------------
                                                                       4,608,145
                                                                    ------------
             METALS & MINING - 0.2%
   1,500,000 WHX Corp.,
              Sr. Notes,
              10.50%, 4/15/05 (c)................................      1,357,500
                                                                    ------------
             MACHINERY - DIVERSIFIED - 2.0%
     800,000 Eagle Picher Industries, Inc.,
              Sr. Notes (Subord.),
              9.375%, 3/1/08 (c).................................        704,000
   8,850,000 John Deere Capital Corp.,
              Deb.,
              8.625%, 8/1/19.....................................     10,066,875
                                                                    ------------
                                                                      10,770,875
                                                                    ------------
             MANUFACTURING - DISTRIBUTING - 0.3%
   2,000,000 Mark IV Industries, Inc.,
              Sr. Notes (Subord.),
              7.50%, 9/1/07......................................      1,855,000
                                                                    ------------
             OIL/ENERGY - 3.2%
   2,500,000 ANR Pipeline Corp.,
              Deb.,
              9.625%, 11/1/21....................................      3,160,025
   2,250,000 Cross Timbers Oil Co.,
              Series B, Sr. Notes (Subord.),
              8.75%, 11/1/09.....................................      1,912,500
   1,050,000 HS Resources, Inc.,
              Sr. Notes (Subord.),
              9.25%, 11/15/06....................................        976,500
   3,850,000 Occidental Petroleum Corp.,
              Deb.,
              9.25%, 8/1/19......................................      4,282,933
             Transocean Offshore, Inc.:
   2,500,000 Deb.,
             8.00%, 4/15/27......................................      2,565,125
   4,000,000 Notes,
             7.45%, 4/15/27......................................      4,215,880
                                                                    ------------
                                                                      17,112,963
                                                                    ------------
             PAPER & PACKAGING - 0.2%
   1,000,000 Printpack, Inc.,
              Series B, Sr. Notes,
              9.875%, 8/15/04....................................      1,000,000
                                                                    ------------

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.4%
 $ 2,300,000 Sinclair Broadcast Group, Inc.,
              Sr. Notes (Subord.),
              10.00%, 9/30/05....................................   $  2,311,500
                                                                    ------------
             RETAILING & WHOLESALE - 0.4%
   1,800,000 Sears Roebuck & Co.,
              Notes,
              10.00%, 2/3/12.....................................      2,411,172
                                                                    ------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 4.9%
  10,250,000 Bellsouth Capital Funding Corp.,
              Deb.,
              7.12%, 7/15/2097...................................     10,940,850
   2,000,000 GTE Corp.,
              Deb.,
              6.46%, 4/15/08.....................................      2,163,280
   2,500,000 GTE Florida, Inc.,
              Deb.,
              6.86%, 2/1/28......................................      2,619,450
   4,800,000 MCI Worldcom, Inc.,
              Sr. Notes,
              7.75%, 4/1/07......................................      5,363,040
   2,000,000 Price Communications Wireless,
              Sr. Secd. Notes,
              9.125%, 12/15/06 (c)...............................      2,000,000
   1,450,000 Rural Cellular Corp.,
              Series B, Sr. Notes (Subord.),
              9.625%, 5/15/08....................................      1,388,375
   2,000,000 Talton Holdings, Inc.,
              Series B, Sr. Notes,
              11.00%, 6/30/07....................................      1,900,000
                                                                    ------------
                                                                      26,374,995
                                                                    ------------
             TRANSPORTATION - 2.7%
   2,000,000 Airplanes Pass Through Trust,
              Series 1, Class D,
              10.875%, 3/15/19...................................      2,125,980
   7,000,000 Golden State Petroleum Transportation Corp.,
              1st Mtge. Notes,
              8.04%, 2/1/19......................................      6,770,582
   5,250,000 Norfolk Southern Corp.,
              Notes,
              7.05%, 5/1/37......................................      5,640,600
                                                                    ------------
                                                                      14,537,162
                                                                    ------------
             UTILITIES - ELECTRIC - 0.8%
   2,000,000 Alabama Power Co.,
              Series G, Sr. Notes,
              5.375%, 10/1/08....................................      1,945,500
   2,000,000 American Radio Systems Corp.,
              Sr. Notes (Subord.),
              9.00%, 2/1/06......................................      2,140,000
                                                                    ------------
                                                                       4,085,500
                                                                    ------------
             Total Corporate Bonds (cost $272,110,857)...........    275,998,644
                                                                    ------------

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 COLLATERALLIZED MORTGAGED OBLIGATIONS - 14.1% (A)
 $ 1,000,000 Criimi Mae Commercial Mortgage Trust,
              Series 1998-C1, Class A2,
              (Est. Maturity 2008),
              7.00%, 3/2/11 (c)...................................  $    960,625
   5,563,608 Criimi Mae Financial Corp.,
              Series 1, Class A,
              (Est. Maturity 2004),
              7.00%, 1/1/33.......................................     5,344,541
   1,000,000 Federal Farm Credit Assn.
              Secured Lending Corp.,
              Series 1997-1, Class B1,
              (Est. Maturity 2009),
              7.74%, 6/18/13 (c)..................................     1,071,875
   5,000,000 Federal Home Loan Mortgage Corp.,
              Series 47, Class A,
              (Est. Maturity 2004),
              5.00%, 2/25/22......................................     4,895,695
   2,696,412 Financial Asset Securitization Inc., Series 1997-
              NAM2, Class B2,
              (Est. Maturity 2008),
              7.881%, 7/25/27.....................................     2,784,846
  12,510,527 Financial National Mortgage Assn., Series 1993-248,
              Class SA,
              (Est. Maturity 2004),
              5.004%, 8/25/23.....................................    11,968,946
   3,745,000 GE Capital Mortgage Services, Inc., Series 1994-27,
              Class A6,
              (Est. Maturity 2014),
              6.50%, 7/25/24......................................     3,645,495
   9,754,096 Independent National Mortgage Corp.,
              Series 1997-A, Class A,
              (Est. Maturity 2002),
              7.81%, 12/26/26 (c).................................     9,757,144
     391,595 KS Mortgage Capital LP,
              Series 1995-1, Class A1,
              (Est. Maturity 1999),
              7.227%, 4/20/02 (c).................................       400,406
   1,369,270 Marine Midland Bank,
              Series 1991-3, Class B1,
              (Est. Maturity 1999),
              8.00%, 12/25/22.....................................     1,362,423
             Merrill Lynch Mortgage Investors, Inc.:
   5,000,000 Series 1996-C1, Class B,
             (Est. Maturity 2005),
             7.42%, 4/25/28.......................................     5,282,275
   3,000,000 Series 1997-C2, Class B,
             (Est. Maturity 2008),
             6.70%, 12/10/29......................................     3,075,000
   2,700,000 Merrill Lynch Trust,
              Series 35, Class G,
              (Est. Maturity 2001),
              8.45%, 11/1/18......................................     2,826,549
     866,398 Mid State Trust,
              Series 6, Class A3,
              (Est. Maturity 2005),
              7.54%, 7/1/35.......................................       876,951
   3,300,000 Morgan Stanley Capital I, Inc., Commercial Mtge.
              Certificate,
              Series 1997-C1, Class B,
              (Est. Maturity 2007),
              7.69%, 2/15/20......................................     3,547,781

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 COLLATERALLIZED MORTGAGED OBLIGATIONS - CONTINUED
 $ 2,672,757 Paine Webber Mortgage Acceptance Corp. IV,
              Series 1993-4, Class M1,
              (Est. Maturity 2003),
              7.50%, 5/25/23....................................   $  2,738,741
             PNC Mortgage Securities Corp.:
   5,922,533 Series 1997-4,Class 2PP1,
             (Est. Maturity 2002),
             7.50%, 7/25/27.....................................      5,996,989
   2,470,437 Series 1997-4, Class 2PP3,
             (Est. Maturity 2007),
             7.25%, 7/25/27.....................................      2,530,906
   5,000,000 Residential Asset Securitization Trust,
              Series 1996-A3, Class A9,
              (Est. Maturity 2004),
              7.50%, 7/25/26....................................      5,097,656
   1,500,000 Resolution Trust Corp.,
              Series 1995-1, Class A2C,
              (Est. Maturity 1999),
              7.50%, 10/25/28...................................      1,506,893
                                                                   ------------
             Total Collaterallized Mortgaged Obligations
             (cost $70,874,431).................................     75,671,737
                                                                   ------------
 FOREIGN BONDS (U.S. DOLLARS) - 5.2%
   2,650,000 Aztec Holdings SA DE CV,
              Sr. Secd. Notes,
              11.00%, 6/15/02...................................      1,855,000
   1,000,000 Cenargo International Ltd.,
              1st Mtge. Notes,
              9.75%, 6/15/08 (c)................................        872,500
   2,000,000 Colombia (Republic of),
              Deb.,
              8.625%, 4/1/08 (e)................................      1,550,000
   1,000,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/08 (c)................................        955,000
   3,500,000 Grupo Televisa SA DE CV,
              Series B, Sr. Notes,
              11.875%, 5/15/06 (e)..............................      3,412,500
   1,500,000 National Westminster Bancorp,
              Gtd. Capital Notes (Subord.),
              9.375%, 11/15/03..................................      1,727,310
   3,000,000 Petroleum Geo-Services,
              Notes,
              7.50%, 3/31/07....................................      3,149,910
   1,000,000 Rogers Cablesystems Ltd.,
              Notes
              9.625%, 8/1/02....................................      1,050,000
  60,000,000 Skandinaviska Enskilda,
              (Eff. Yield 7.14%),
              0.00%, 5/26/33 (b)................................      5,850,000
   2,750,000 Stena AB,
              Sr. Notes,
              10.50%, 12/15/05..................................      2,787,813
   5,000,000 YPF Sociedad Anonima,
              Sr. Notes,
              7.25%, 3/15/03....................................      4,569,500
                                                                   ------------
             Total Foreign Bonds (U.S. Dollars) (cost
              $29,449,644)......................................     27,779,533
                                                                   ------------

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
    Amount                                                            Value
--------------------------------------------------------------------------------
 FOREIGN BONDS (NON-U.S. DOLLARS) - 4.1%
 $  2,750,000 Canada (Government of),
          CAD 5.25%, 11/5/08....................................   $  2,749,367
  100,436,000 Nykredit,
          DKK 6.00%, 10/1/26....................................     15,672,992
   21,086,000 Realkredit Danmark,
          DKK 6.00%, 10/1/26....................................      3,301,174
                                                                   ------------

              Total Foreign Bonds (Non U.S. Dollars) (cost
               $19,837,280).....................................     21,723,533
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 3.5%
              Federal Housing Assn., Charles River Mortgage:
    6,705,622 9.13%, 8/1/34.....................................      7,220,949
    4,982,085 10.25%, 8/1/34....................................      5,277,921
    6,009,500 Financial National Mortgage Assn.,
               6.50%, 10/1/28...................................      6,056,434
                                                                   ------------

              Total Mortgage-Backed Securities (cost
               $18,580,535).....................................     18,555,304
                                                                   ------------
 MUNICIPAL BONDS - 1.2%
    2,500,000 Cook County, IL,
               GO, Refunding,
               Series A,
               5.00%, 11/15/22..................................      2,465,825
    3,918,445 Los Angeles, CA,
               Improvement Bond Act,
               Assessment District No. 1,
               Notes,
               8.48%, 9/2/15 (c)................................      4,131,178
                                                                   ------------

              Total Municipal Bonds (cost $6,373,669)...........   $  6,597,003
                                                                   ------------

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS - 10.6%
 $33,050,000 U.S. Treasury Bond STRIPS
              (Eff. Yield 8.71%),
              0.00%, 11/15/21 (b) (c) ..........................   $  9,106,266
  27,150,000 U.S. Treasury Bonds,
              6.375%, 8/15/27 (c) ..............................     31,286,031
             U.S. Treasury Notes:
  11,250,000 5.38%, 6/30/03.....................................     11,747,475
   3,955,000 6.63%, 5/15/07.....................................      4,490,784
                                                                   ------------

             Total U.S. Treasury Obligations
              (cost $53,765,449)................................   $ 56,630,556
                                                                   ------------
 MONEY MARKET SHARES - 0.7% (COST $4,074,790)
   4,074,790 Navigator Prime Portfolio (f)......................      4,074,790
                                                                   ------------
 REPURCHASE AGREEMENT - 4.6%
  24,821,000 Keystone Joint Repurchase Agreement, (Investments
              in repurchase agreements, in a joint trading
              account, dated 10/30/98, (cost $24,821,000)
              maturity value $24,835,961), 5.50%, 11/2/98 (d)...     24,821,000
                                                                   ------------

             TOTAL INVESTMENTS - (COST $529,839,180).....   101.4%  542,988,065
             OTHER ASSETS AND LIABILITIES - NET..........    (1.4)   (7,664,136)
                                                            -----  ------------
             NET ASSETS - ...............................   100.0% $535,323,929
                                                            =====  ============

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO"), an adjustable rate mortgage security or an asset-backed se-curity is based on currrent and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1998.
(e) All or a portion of this security is currently on loan. (See Note 5)
(f) Represents investment of cash collateral received for securities on loan.

SUMMARY OF ABBREVIATIONS
CAD  Canadian Dollar
DKK  Danish Krone
GO   General Obligation
REIT Real Estate Investment Trust
STRIPS Separate Trading of Registered Interest and Principal Securities

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

EXCHANGE                               U.S. $ VALUE AT  IN EXCHANGE NET UNREALIZED
  DATE      CONTRACTS TO DELIVER       OCTOBER 31, 1998 FOR U.S. $   GAIN OR LOSS
----------------------------------------------------------------------------------
Forward foreign currency exchange contract to buy:
1/19/99    72,712,500 Danish Krone       $11,565,251    $11,812,799   $(247,548)
                                                                      ==========
Forward foreign currency exchange contract to sell:
1/19/99   188,866,000 Danish Krone       $30,039,988    $30,313,137   $  273,149
                                                                      ==========

                  See Combined Notes to Financial Statements.

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - 77.5%
             AEROSPACE & DEFENSE - 0.5%
 $ 2,000,000 BE Aerospace, Inc.,
              Sr. Notes (Subord.),
              9.50%, 11/1/08 (d)................................   $  2,000,000
                                                                   ------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 2.6%
             Exide Corp.:
   1,600,000 Sr. Notes,
             10.00%, 4/15/05....................................      1,336,000
   5,833,000 Sr. Notes (Subord.),
             2.90%, 12/15/05 (d)................................      2,675,889
   7,000,000 Walbro Corp.,
              Series B, Sr. Notes,
              10.125%, 12/15/07.................................      6,370,000
                                                                   ------------
                                                                     10,381,889
                                                                   ------------
             BUILDING, CONSTRUCTION &
              FURNISHINGS - 1.0%
   4,500,000 Del Webb Corp.,
              Sr. Debs. (Subord.),
              9.375%, 5/1/09....................................      4,185,000
                                                                   ------------
             CABLE/OTHER VIDEO
              DISTRIBUTION - 8.8%
   4,300,000 Acme Television LLC,
              Series B, Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.49%),
              0.00%, 9/30/04 (c) ...............................      3,268,000
     750,000 Adelphia Communications Corp.,
              Series B, Sr. Notes,
              10.50%, 7/15/04...................................        804,375
   5,000,000 Charter Communications,
              South Eastern Capital LLP,
              Series B, Sr. Notes,
              11.25%, 3/15/06...................................      5,400,000
   5,000,000 Frontiervision LP,
              Sr. Notes (Subord.),
              11.00%, 10/15/06..................................      5,525,000
   5,250,000 Galaxy Telecom LP,
              Sr. Notes (Subord.),
              12.375%, 10/1/05..................................      5,617,500
   5,500,000 Lodgenet Entertainment Corp.,
              Sr. Notes,
              10.25%, 12/15/06..................................      5,451,875
   5,000,000 Pegasus Communications Corp.,
              Series B, Sr. Notes,
              9.625%, 10/15/05..................................      4,650,000
  10,500,000 United International Holdings, Inc., Series B, Sr.
              Disc. Notes,
              Step Bond,
              (Eff. Yield 9.77%),
              0.00%, 2/15/08 (c) ...............................      4,725,000
                                                                   ------------
                                                                     35,441,750
                                                                   ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 0.7%
   1,000,000 Polymer Group, Inc.,
              Series B, Sr. Notes (Subord.),
              9.00%, 7/1/07.....................................        930,000
   2,000,000 Texas Petrochemical Corp.,
              Series B, Sr. Notes (Subord.),
              11.125%, 7/1/06...................................      1,860,000
                                                                   ------------
                                                                      2,790,000
                                                                   ------------

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             CONSUMER PRODUCTS &
              SERVICES - 2.9%
             Affinity Group, Inc.:
 $ 4,000,000 Sr. Notes,
             11.00%, 4/1/07......................................   $  4,115,000
   1,000,000 Sr. Notes (Subord.),
             11.50%, 10/15/03....................................      1,010,000
   4,000,000 Loewen Group International, Inc.,
              Series 4, Sr. Notes,
              8.25%, 10/15/03....................................      3,170,000
   5,935,000 Revlon Worldwide Corp.,
              Series B, Sr. Secd. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.82%),
              0.00%, 3/15/01 (c) ................................      3,471,975
                                                                    ------------
                                                                      11,766,975
                                                                    ------------
             ENVIRONMENTAL SERVICES - 0.7%
   3,500,000 Allied Waste Industries, Inc.,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.85%),
              0.00%, 6/1/07 (c) .................................      2,625,000
                                                                    ------------
             FINANCE & INSURANCE - 1.1%
   5,000,000 Unicco Service Co.,
              Series B, Sr. Notes (Subord.),
              9.875%, 10/15/07...................................      4,387,500
                                                                    ------------
             FOOD & BEVERAGE PRODUCTS - 3.4%
   5,000,000 Aurora Foods, Inc.,
              Series D, Sr. Notes (Subord.),
              9.875%, 2/15/07....................................      5,337,500
   3,500,000 RAB Enterprises, Inc.,
              Sr. Notes,
              10.50%, 5/1/05 (d).................................      3,250,625
   5,000,000 Sun World International, Inc.,
              Series B, 1st Mtge. Notes,
              11.25%, 4/15/04....................................      5,125,000
                                                                    ------------
                                                                      13,713,125
                                                                    ------------
             GAMING - 3.0%
   3,000,000 Ameristar Casinos, Inc.,
              Series B, Sr. Notes (Subord.),
              10.50%, 8/1/04.....................................      2,685,000
   1,750,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/07.....................................      1,662,500
   1,300,000 Casino America, Inc.,
              Sr. Secd. Notes,
              12.50%, 8/1/03.....................................      1,397,500
             Station Casinos, Inc.,
              Sr. Notes (Subord.):
   2,000,000 9.63%, 6/1/03.......................................      1,960,000
   1,000,000 9.75%, 4/15/07......................................        970,000
   3,800,000 Trump Atlantic City Associates,
              1st Mtge. Notes,
              11.25%, 5/1/06.....................................      3,306,000
                                                                    ------------
                                                                      11,981,000
                                                                    ------------

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             HEALTHCARE PRODUCTS &
              SERVICES - 1.9%
 $ 3,500,000 Integrated Health Services, Inc.,
              Sr. Notes (Subord.),
              9.25%, 1/15/08....................................   $  3,202,500
   4,000,000 Quorum Health Group, Inc.,
              Sr. Notes (Subord.),
              8.75%, 11/1/05....................................      3,800,000
   1,000,000 Tenet Healthcare Corp.,
              Sr. Notes (Subord.),
              6.00%, 12/1/05....................................        833,750
                                                                   ------------
                                                                      7,836,250
                                                                   ------------
             INFORMATION SERVICES &
              TECHNOLOGY - 0.8%
   3,000,000 Unisys Corp.,
              Series B, Sr. Notes,
              12.00%, 4/15/03...................................      3,330,000
                                                                   ------------
             LEISURE & TOURISM - 2.4%
   5,000,000 Cinemark USA, Inc.,
              Series B, Sr. Notes (Subord.),
              9.625%, 8/1/08....................................      5,050,000
   5,000,000 Premier Cruise Ltd.,
              Sr. Notes,
              11.00%, 3/15/08 (d)...............................      2,500,000
   2,150,000 Six Flags Theme Parks, Inc.,
              Series A, Sr. Notes (Subord.),
              Step Bond,
              (Eff. Yield 10.70%),
              12.25%, 6/15/05 (c) ..............................      2,300,500
                                                                   ------------
                                                                      9,850,500
                                                                   ------------
             METALS & MINING - 1.8%
   5,000,000 Acme Metals, Inc.,
              Sr. Notes,
              10.875%, 12/15/07 (f).............................        875,000
   5,050,000 Anker Coal Group, Inc.,
              Series B, Sr. Notes,
              9.75%, 10/1/07....................................      1,717,000
   5,000,000 NSM Steel, Inc.,
              Sr. Mtge. Notes,
              12.00%, 2/1/06 (d)................................      1,337,500
   3,500,000 P & L Coal Holdings Corp.,
              Sr. Notes (Subord.),
              9.625%, 5/15/08 (d)...............................      3,491,250
                                                                   ------------
                                                                      7,420,750
                                                                   ------------
             MACHINERY - DIVERSIFIED - 1.8%
   3,750,000 Eagle Picher Industries, Inc.,
              Sr. Notes (Subord.),
              9.375%, 3/1/08 (d)................................      3,300,000
   4,000,000 Motors and Gears, Inc.,
              Series D, Sr. Notes,
              10.75%, 11/15/06..................................      3,940,000
                                                                   ------------
                                                                      7,240,000
                                                                   ------------
             OIL/ENERGY - 8.9%
   5,000,000 Benton Oil & Gas Co.,
              Sr. Notes,
              9.375%, 11/1/07...................................      3,500,000
   4,000,000 Chiles Offshore LLC,
              Sr. Notes,
              10.00%, 5/1/08....................................      3,220,000

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             OIL/ENERGY - CONTINUED
 $ 4,700,000 Cross Timbers Oil Co.,
              Series B, Sr. Notes (Subord.),
              8.75%, 11/1/09.....................................   $  3,995,000
   4,750,000 Energy Corp. of America,
              Series A, Sr. Notes (Subord.),
              9.50%, 5/15/07.....................................      4,227,500
   4,850,000 Giant Industries, Inc.,
              Sr. Notes (Subord.),
              9.00%, 9/1/07......................................      4,534,750
   3,000,000 Houston Exploration Co.,
              Series B, Sr. Notes (Subord.),
              8.625%, 1/1/08.....................................      2,820,000
   7,700,000 HS Resources, Inc.,
              Sr. Notes (Subord.),
              9.25%, 11/15/06....................................      7,161,000
   4,725,000 Parker Drilling Co.,
              Series D, Sr. Notes,
              9.75%, 11/15/06....................................      4,406,063
   2,350,000 Petsec Energy, Inc.,
              Series B, Sr. Notes (Subord.),
              9.50%, 6/15/07.....................................      1,880,000
                                                                    ------------
                                                                      35,744,313
                                                                    ------------
             PAPER & PACKAGING - 3.7%
   5,150,000 Printpack, Inc.,
              Series B, Sr. Notes (Subord.),
              10.625%, 8/15/06...................................      5,150,000
   5,000,000 Riverwood International Corp.,
              Sr. Notes,
              10.25%, 4/1/06.....................................      4,625,000
             Stone Container Corp.:
   3,750,000 1st Mtge. Notes,
             10.75%, 10/1/02.....................................      3,740,625
   1,250,000 Sr. Notes,
             9.88%, 2/1/01.......................................      1,231,250
                                                                    ------------
                                                                      14,746,875
                                                                    ------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 2.5%
   5,000,000 American Lawyer Media, Inc.,
              Series B, Sr. Notes (Subord.),
              9.75%, 12/15/07....................................      4,975,000
   6,925,000 Capstar Broadcasting Partners,
              Sr. Disc. Notes,
              12.75%, 2/1/09.....................................      5,055,250
                                                                    ------------
                                                                      10,030,250
                                                                    ------------
             RETAILING & WHOLESALE - 5.8%
   4,350,000 AFC Enterprises, Inc.,
              Sr. Notes (Subord.),
              10.25%, 5/15/07....................................      4,176,000
   3,500,000 FRD Acquisition Co.,
              Series B, Sr. Notes,
              12.50%, 7/15/04....................................      3,430,000
   4,000,000 Jitney Jungle Stores America, Inc.,
              Sr. Notes (Subord.),
              10.375%, 9/15/07...................................      3,840,000
   2,000,000 NE Restaurant, Inc.,
              Sr. Notes,
              10.75%, 7/15/08 (d)................................      1,895,000

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             RETAIL & WHOLESALE - CONTINUED
 $ 5,150,000 Pamida, Inc.,
              Sr. Notes (Subord.),
              11.75%, 3/15/03....................................   $  4,892,500
   5,000,000 Perkins Family Restaurant,
              Series B, Sr. Notes,
              10.125%, 12/15/07..................................      5,150,000
                                                                    ------------
                                                                      23,383,500
                                                                    ------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 14.7%
   4,000,000 Echostar Communications Corp.,
              Sr. Secd. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.49%),
              0.00%, 6/1/04 (c)..................................      3,860,000
   3,000,000 Global Crossing Holdings Ltd.,
              Sr. Notes,
              9.625%, 5/15/08 (d)................................      2,925,000
   2,500,000 ICO Global Commerce,
              Sr. Notes,
              15.00%, 8/1/05.....................................      1,550,000
   5,000,000 Intermedia Capital Partners,
              Sr. Notes,
              11.25%, 8/1/06.....................................      5,462,500
   2,500,000 Jordan Telecommunication Products,
              Series B, Sr. Notes,
              9.875%, 8/1/07.....................................      2,250,000
   4,000,000 Level 3 Communications, Inc.,
              Sr. Notes,
              9.125%, 5/1/08.....................................      3,710,153
   5,000,000 MJD Communications, Inc.,
              Sr. Notes (Subord.),
              9.50%, 5/1/08 (d)..................................      4,875,000
   4,500,000 Mobile Telecommunication Technology,
              Sr. Disc. Notes (Subord.),
              13.50%, 12/15/02...................................      4,837,500
   8,000,000 Nextel International, Inc.,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.00%),
              0.00%, 4/15/08 (c).................................      2,940,000
   4,000,000 Paging Network, Inc.,
              Sr. Notes (Subord.),
              10.00%, 10/15/08...................................      3,880,000
             Price Communications Cellular Holding:
   1,000,000 Sr. Notes, PIK,
             11.25%, 8/15/08.....................................        865,000
   5,000,000 Sr. Secd. Notes,
             9.13%, 12/15/06 (d).................................      5,000,000
   4,200,000 Qwest Communications
              International, Inc.,
              Sr. Notes,
              7.50%, 11/1/08 (d).................................      4,171,608
   5,000,000 Rural Cellular Corp.,
              Series B, Sr. Notes (Subord.),
              9.625%, 5/15/08....................................      4,787,500
   6,025,000 Talton Holdings, Inc.,
              Series B, Sr. Notes,
              11.00%, 6/30/07....................................      5,723,750

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             TELECOMMUNICATION SERVICES & EQUIPMENT - CONTINUED
 $ 1,000,000 Telewest Communications PLC,
              Sr. Notes,
              11.25%, 11/1/08 (d)................................   $  1,045,000
   5,000,000 USN Communications, Inc.,
              Series B, Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.23%),
              0.00%, 8/15/04 (c).................................      1,500,000
                                                                    ------------
                                                                      59,383,011
                                                                    ------------
             TEXTILE & APPAREL - 1.2%
   5,460,000 Delta Mills, Inc.,
              Series B, Sr. Notes,
              9.625%, 9/1/07.....................................      5,023,200
                                                                    ------------
             TRANSPORTATION - 7.3%
   5,000,000 American Commercial Lines
              LLC,
              Sr. Notes,
              10.25%, 6/30/08 (d)................................      4,875,000
   5,000,000 Global Ocean Carriers Limited,
              Sr. Notes,
              10.25%, 7/15/07....................................      2,900,000
   5,000,000 Greyhound Lines, Inc.,
              Series B, Sr. Notes,
              11.50%, 4/15/07....................................      5,500,000
   3,500,000 Outboard Marine Corp.,
              Sr. Notes (d),
              10.75%, 6/1/08.....................................      3,272,500
   4,250,000 Pegasus Shipping Hellas Limited,
              Series A, 1st Preferred Mtge. Notes,
              11.875%, 11/15/04..................................      4,037,500
             Trans World Airlines, Inc.:
   3,000,000 Sr. Notes,
             11.38%, 3/1/06......................................      2,580,000
   5,000,000 Sr. Secd. Notes,
             11.50%, 12/15/04....................................      4,600,000
   2,536,000 Valujet, Inc.,
              Sr. Notes,
              10.25%, 4/15/01....................................      1,521,600
                                                                    ------------
                                                                      29,286,600
                                                                    ------------
             Total Corporate Bonds
              (cost $353,089,094)................................    312,547,488
                                                                    ------------
 FOREIGN BONDS (U.S. DOLLARS) - 8.4%
             Applied International Finance Co.:
   2,000,000 8.68%, 6/28/99......................................      1,560,000
   3,000,000 Secd. Notes,
             10.25%, 10/1/00.....................................      1,950,000
   1,675,000 Aztec Holdings SA DE CV,
              Sr. Secd. Notes,
              11.00%, 6/15/02....................................      1,172,500
   3,000,000 Cenargo International Ltd.,
              1st Mtge. Notes,
              9.75%, 6/15/08 (d).................................      2,617,500
   6,000,000 Clearnet Communications, Inc.,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.71%),
              0.00%, 12/15/05 (c)................................      4,740,000

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 FOREIGN BONDS (U.S. DOLLARS) - CONTINUED
 $ 5,000,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/08 (d)................................   $  4,775,000
   5,000,000 Grupo Televisa SA DE CV,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.90%),
              0.00%, 5/15/08 (c)................................      3,375,000
   3,500,000 Microcell Telecommunications,
              Series B, Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.68%),
              0.00%, 6/1/06 (c).................................      2,170,000
   3,000,000 Norampac, Inc.,
              Sr. Notes,
              9.50%, 2/1/08.....................................      2,820,000
   5,000,000 Star Choice Communications,
              Sr. Secd. Notes,
              13.00%, 12/15/05..................................      4,550,000
   1,750,000 Stena Line AB,
              Sr. Notes,
              10.625%, 6/1/08...................................      1,561,875
   3,500,000 TV Azteca SA DE CV,
              Series B, Sr. Notes,
              10.50%, 2/15/07...................................      2,450,000
                                                                   ------------
             Total Foreign Bonds (U.S. Dollars)
              (cost $39,445,692)................................     33,741,875
                                                                   ------------
 FOREIGN BONDS (NON-U.S. DOLLARS) - 0.7%
   9,500,000 Microcell Telecommunications,
         CAD Series B, Sr. Disc. Notes,
             Step Bond,
             (Eff. Yield 10.23%),
             0.00%, 10/15/07
             (cost $4,411,743) (c)..............................      2,955,282
                                                                   ------------
--------------------------------------------------------------------------------
   Shares
--------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS - 0.9%
             AEROSPACE & DEFENSE - 0.1%
      76,000 CHC Helicopter Corp.,
              Warrants (a)......................................        228,000
                                                                   ------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.0% (G)
       9,500 Chatwins Group, Inc.,
              Warrants (a) (d)..................................          9,500
                                                                   ------------
             CABLE/OTHER VIDEO
              DISTRIBUTION - 0.0% (G)
     115,800 Star Choice Communications, Warrants (a)...........        180,117
                                                                   ------------
             FINANCE & INSURANCE - 0.3%
   1,053,108 Ampex Corp.,
              Common Stock (a)..................................      1,053,108
                                                                   ------------
             FOOD & BEVERAGE PRODUCTS - 0.0% (G)
     131,250 Specialty Foods Acquisition Corp.,
              Common Stock (a)..................................          6,562
                                                                   ------------
             GAMING - 0.2%
  10,775,000 Gold River Hotel and Casino Corp.,
              Common Stock (a) (b) (h)..........................        107,750

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS - CONTINUED
             GAMING - CONTINUED
             Isle of Capri Casinos, Inc.:
      47,778 Warrants (a) (h)...................................   $        478
     254,790 Common Stock (a)...................................        684,748
                                                                   ------------
                                                                        792,976
                                                                   ------------
             TELECOMMUNICATION SERVICES &
              EQUIPMENT - 0.3%
       4,000 Econophone, Inc.,
              Warrants (a) (d)..................................         72,000
         750 Metronet Communications Corp.,
              Class B, Warrants (a) (d).........................         22,969
             Nextel Communications, Inc.:
       9,510 Warrants (a) (d)...................................            285
      10,843 Common Stock, Class A (a) (d)......................        196,190
      25,800 Price Communications Cellular,
              Warrants (a)......................................        855,270
                                                                   ------------
                                                                      1,146,714
                                                                   ------------
             Total Common Stocks and Warrants (cost
              $6,197,970).......................................      3,416,977
                                                                   ------------
 PREFERRED STOCKS - 5.8%
             CABLE/OTHER VIDEO
              DISTRIBUTION - 0.8%
      28,500 Adelphia Communications Corp.,
              Series B..........................................      3,249,000
                                                                   ------------
             ENGINEERING - 1.7%
      60,582 CSC Holdings, Inc.,
              Series M (a)......................................      6,633,729
                                                                   ------------
             FINANCE & INSURANCE - 2.8%
             Ampex Corp.:
       7,671 Redeemable Preferred Stock (a) (h).................      7,311,997
       3,510 Convertible Preferred Stock (a) (h)................      2,868,372
      12,800 Sinclair Capital...................................      1,280,000
                                                                   ------------
                                                                     11,460,369
                                                                   ------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.5%
      20,000 Primedia, Inc.,
              Series F..........................................      1,980,000
                                                                   ------------
             Total Preferred Stocks
              (cost $22,285,403)................................     23,323,098
                                                                   ------------
--------------------------------------------------------------------------------
  Principal
   Amount
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT - 7.0%
 $28,406,000 Keystone Joint Repurchase Agreement (Investments in
              repurchase agreements, in a joint trading account,
              dated 10/30/98, maturity value $28,419,019),
              5.50%, 11/2/98
               (cost $28,406,000) (e)...........................   $ 28,406,000
                                                                   ------------

             TOTAL INVESTMENTS -
              (COST $453,835,902)........................   100.3%  404,390,720
             OTHER ASSETS AND
              LIABILITIES - NET..........................    (0.3)   (1,059,166)
                                                            -----  ------------
             NET ASSETS - ...............................   100.0% $403,331,554
                                                            =====  ============

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)


(a) Non-income producing.
(b) All or a portion of these securities are either (1) restricted secu-rities (i.e., securities which may not be publicly sold without reg-istration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures ap-proved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such secu-rities.
(c) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(e) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1998.
(f) This obligation has filed Chapter 11 bankruptcy and has discontinued accrual of interest income.
(g) Less than 1/10th of one percent of net assets.
(h) Security has been fair valued in accord with procedures established by the Board of Trustees.

Summary of Abbreviations:
CAD  Canadian Dollar
PIK  Paid in Kind Security

                  See Combined Notes to Financial Statements.

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - 0.7%
 $ 1,850,000 PNC Student Loan Trust,
              Series 97-2, Class A7,
              6.728%, 1/25/07 (cost $1,850,000)..................   $  2,042,881
                                                                    ------------
 CORPORATE BONDS - 34.2%
             AEROSPACE & DEFENSE - 0.6%
   1,700,000 Sequa Corp.,
              Sr. Notes,
              8.75%, 12/15/01....................................      1,717,000
                                                                    ------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 1.3%
   1,000,000 Exide Corp.,
              Sr. Notes (Subord.),
              2.90%, 12/15/05 (d)................................        458,750
   1,000,000 Oxford Automotive, Inc.,
              Sr. Notes (Subord.),
              10.125%, 6/15/07...................................        920,000
   2,500,000 Walbro Corp.,
              Series B, Sr. Notes,
              10.125%, 12/15/07..................................      2,275,000
                                                                    ------------
                                                                       3,653,750
                                                                    ------------
             BUILDING, CONSTRUCTION & FURNISHINGS - 0.6%
   2,000,000 Del Webb Corp.,
              Sr. Debs. (Subord.),
              9.375%, 5/1/09.....................................      1,860,000
                                                                    ------------
             CABLE/OTHER VIDEO
              DISTRIBUTION - 2.8%
   1,150,000 Acme Television LLC,
              Series B, Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.39%),
              0.00%, 9/30/04 (c) ................................        874,000
             Adelphia Communications Corp.,
              Series B, Sr. Notes:
   2,000,000 9.875%, 3/1/07......................................      2,150,000
     250,000 10.50%, 7/15/04.....................................        268,125
   1,500,000 Galaxy Telecom LP,
              Sr. Notes (Subord.),
              12.375%, 10/1/05...................................      1,605,000
   1,000,000 Lenfest Communications, Inc.,
              Sr. Notes,
              8.375%, 11/1/05....................................      1,040,000
   1,000,000 Lodgenet Entertainment Corp.,
              Sr. Notes,
              10.25%, 12/15/06...................................        991,250
   1,000,000 Pegasus Communications Corp.,
              Series B, Sr. Notes,
              9.625%, 10/15/05...................................        930,000
                                                                    ------------
                                                                       7,858,375
                                                                    ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 0.2%
     500,000 Texas Petrochemical Corp.,
              Series B, Sr. Notes (Subord.),
              11.125%, 7/1/06....................................        450,000
                                                                    ------------
             CONSUMER PRODUCTS &
              SERVICES - 1.8%
   2,000,000 Loewen Group International, Inc.,
              Series 4, Sr. Notes,
              8.25%, 10/15/03....................................      1,585,000

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             CONSUMER PRODUCTS &
              SERVICES - CONTINUED
 $ 1,000,000 MTS, Inc.,
              Sr. Notes (Subord.),
              9.375%, 5/1/05....................................   $    905,000
   3,000,000 Revlon Consumer Products Corp.,
              Sr. Notes (Subord.),
              8.625%, 2/1/08....................................      2,700,000
                                                                   ------------
                                                                      5,190,000
                                                                   ------------
             FINANCE & INSURANCE - 1.5%
   1,500,000 Americo Life, Inc.,
              Sr. Notes (Subord.),
              9.25%, 6/1/05.....................................      1,486,875
   1,500,000 Presidential Life Corp.,
              Sr. Notes,
              9.50%, 12/15/00...................................      1,535,625
   1,250,000 Reliance Group Holdings, Inc.,
              Sr. Notes,
              9.00%, 11/15/00...................................      1,288,963
                                                                   ------------
                                                                      4,311,463
                                                                   ------------
             FOOD & BEVERAGE PRODUCTS - 0.5%
     500,000 Chiquita Brands International, Inc.,
              Sr. Notes,
              9.625%, 1/15/04...................................        485,000
   1,000,000 Sun World International, Inc.,
              Series B, 1st Mtge. Notes,
              11.25%, 4/15/04...................................      1,025,000
                                                                   ------------
                                                                      1,510,000
                                                                   ------------
             GAMING - 0.5%
   1,500,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/07....................................      1,425,000
                                                                   ------------
             INFORMATION SERVICES &
              TECHNOLOGY - 0.4%
   1,000,000 Unisys Corp.,
              Sr. Notes,
              11.75%, 10/15/04..................................      1,130,000
                                                                   ------------
             LEISURE & TOURISM - 1.4%
     500,000 Cinemark USA, Inc.,
              Series B, Sr. Notes (Subord.),
              9.625%, 8/1/08....................................        505,000
   2,000,000 Loews Cineplex Entertainment Corp.,
              Sr. Notes (Subord.),
              8.875%, 8/1/08....................................      1,960,000
   1,000,000 Premier Cruise Ltd.,
              Sr. Notes,
              11.00%, 3/15/08 (d)...............................        500,000
   1,000,000 Prime Hospitality Corp.,
              Series B, Sr. Notes (Subord.),
              9.75%, 4/1/07.....................................        947,500
                                                                   ------------
                                                                      3,912,500
                                                                   ------------
             METALS & MINING - 2.5%
   2,000,000 Acme Metals, Inc.,
              Sr. Notes,
              10.875%, 12/15/07 (f).............................        350,000
     500,000 Anker Coal Group, Inc.,
              Series B, Sr. Notes,
              9.75%, 10/1/07....................................        170,000

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             METALS & MINING - CONTINUED
 $ 1,500,000 Armco, Inc.,
              Sr. Notes,
              9.375%, 11/1/00...................................   $  1,507,500
   1,000,000 Bethlehem Steel Corp.,
              Sr. Notes,
              10.375%, 9/1/03...................................      1,020,000
   1,000,000 Envirosource, Inc.,
              Sr. Notes,
              9.75%, 6/15/03....................................        960,000
   2,000,000 NSM Steel, Inc.,
              Sr. Mtge. Notes,
              12.00%, 2/1/06 (d)................................        535,000
   3,000,000 WHX Corp.,
              Sr. Notes,
              10.50%, 4/15/05 (d)...............................      2,715,000
                                                                   ------------
                                                                      7,257,500
                                                                   ------------
             OIL/ENERGY - 3.2%
   1,500,000 Benton Oil & Gas Co.,
              Sr. Notes,
              9.375%, 11/1/07...................................      1,050,000
   1,000,000 Energy Corp. of America,
              Series A, Sr. Notes (Subord.),
              9.50%, 5/15/07....................................        890,000
   1,500,000 Houston Exploration Co.,
              Series B, Sr. Notes (Subord.),
              8.625%, 1/1/08....................................      1,410,000
   2,150,000 HS Resources, Inc.,
              Sr. Notes (Subord.),
              9.25%, 11/15/06...................................      1,999,500
   1,875,000 Parker Drilling Co.,
              Series D, Sr. Notes,
              9.75%, 11/15/06...................................      1,748,437
   2,500,000 Petsec Energy, Inc.,
              Series B, Sr. Notes (Subord.),
              9.50%, 6/15/07....................................      2,000,000
                                                                   ------------
                                                                      9,097,937
                                                                   ------------
             PAPER & PACKAGING - 0.8%
     350,000 Printpack, Inc.,
              Series B, Sr. Notes (Subord.),
              10.625%, 8/15/06..................................        350,000
   2,000,000 Stone Container Finance Co.,
              Sr. Notes,
              11.50%, 8/15/06 (d)...............................      1,860,000
                                                                   ------------
                                                                      2,210,000
                                                                   ------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 1.8%
   1,500,000 American Lawyer Media, Inc.,
              Series B, Sr. Notes (Subord.),
              9.75%, 12/15/07...................................      1,492,500
   1,000,000 Big Flower Press Holdings, Inc.,
              Sr. Notes (Subord.),
              8.875%, 7/1/07....................................        975,000
   1,625,000 Capstar Broadcasting Partners,
              Sr. Disc. Notes,
              12.75%, 2/1/09....................................      1,186,250
     564,000 SFX Broadcasting, Inc.,
              Series B, Sr. Notes (Subord.),
              10.75%, 5/15/06...................................        604,890

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             PUBLISHING, BROADCASTING &
              ENTERTAINMENT - CONTINUED
 $ 1,000,000 Sinclair Broadcast Group, Inc.,
              Sr. Notes (Subord.),
              10.00%, 9/30/05...................................   $  1,005,000
                                                                   ------------
                                                                      5,263,640
                                                                   ------------
             RETAILING & WHOLESALE - 2.8%
   2,000,000 Advance Stores Co.,
              Sr. Notes (Subord.),
              10.25%, 4/15/08 (d)...............................      1,900,000
     825,000 AFC Enterprises, Inc.,
              Sr. Notes (Subord.),
              10.25%, 5/15/07...................................        792,000
   1,500,000 FRD Acquisition Co.,
              Series B, Sr. Notes,
              12.50%, 7/15/04...................................      1,470,000
   2,000,000 Jitney Jungle Stores America, Inc.,
              Sr. Notes (Subord.),
              10.375%, 9/15/07..................................      1,920,000
   1,000,000 Pathmark Stores, Inc.,
              Sr. Notes (Subord.),
              9.625%, 5/1/03....................................        975,000
   1,000,000 Perkins Family Restaurant,
              Series B, Sr. Notes,
              10.125%, 12/15/07.................................      1,030,000
                                                                   ------------
                                                                      8,087,000
                                                                   ------------
             TELECOMMUNICATION SERVICES &
              EQUIPMENT - 5.5%
   1,000,000 Centennial Cellular Corp.,
              Sr. Notes,
              8.875%, 11/1/01...................................      1,050,000
   1,450,000 Echostar Communications Corp.,
              Sr. Secd. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.05%),
              0.00%, 6/1/04 (c).................................      1,399,250
     500,000 Intermedia Capital Partners,
              Sr. Notes,
              11.25%, 8/1/06....................................        546,250
   2,400,000 Nextel Communications, Inc.,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 7.29%),
              0.00%, 8/15/04 (c)................................      2,238,000
   3,000,000 Price Communication Cellular Holding,
              Sr. Notes, PIK,
              11.25%, 8/15/08...................................      2,595,000
     500,000 Price Communications Wireless,
              Sr. Secd. Notes,
              9.125%, 12/15/06 (d)..............................        500,000
   2,500,000 Rural Cellular Corp.,
              Series B, Sr. Notes (Subord.),
              9.625%, 5/15/08...................................      2,393,750
   3,000,000 Talton Holdings, Inc.,
              Series B, Sr. Notes,
              11.00%, 6/30/07...................................      2,850,000
   3,050,000 Winstar Communications, Inc.,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.76%),
              0.00%, 10/15/05 (c)...............................      2,135,000
                                                                   ------------
                                                                     15,707,250
                                                                   ------------

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             TEXTILE & APPAREL - 0.5%
 $ 1,500,000 Delta Mills, Inc.,
              Series B, Sr. Notes,
              9.625%, 9/1/07....................................   $  1,380,000
                                                                   ------------
             TRANSPORTATION - 3.9%
   2,000,000 American Commercial Lines LLC,
              Sr. Notes,
              10.25%, 6/30/08 (d)...............................      1,950,000
   1,500,000 Hvide Marine, Inc.,
              8.375%, 2/15/08...................................      1,110,000
   1,750,000 Pegasus Shipping Hellas Limited,
              Series A, 1st Preferred Mtge. Notes,
              11.875%, 11/15/04.................................      1,662,500
             Piedmont Aviation, Inc.:
     852,000 Series A,
             9.90%, 1/15/01.....................................        877,151
   1,389,000 Series F,
             10.15%, 3/28/03....................................      1,478,215
   1,500,000 Sea Containers Limited,
              Series B, Sr. Notes,
              7.875%, 2/15/08...................................      1,415,625
   2,000,000 Trans World Airlines, Inc.,
              Sr. Notes,
              11.375%, 3/1/06...................................      1,720,000
     896,000 U.S. Air, Inc.,
              Series 88-B,
              9.90%, 1/15/01....................................        922,262
                                                                   ------------
                                                                     11,135,753
                                                                   ------------
             UTILITIES - 1.6%
   1,000,000 Calpine Corp.,
              Sr. Notes,
              8.75%, 7/15/07....................................      1,012,500
   1,000,000 Cleveland Electric Illuminating Co.,
              Series B, 1st Mtge. Notes,
              9.50%, 5/15/05....................................      1,096,570
   2,218,808 Tucson Electric,
              Series B,
              10.211%, 1/1/09...................................      2,329,749
                                                                   ------------
                                                                      4,438,819
                                                                   ------------
             Total Corporate Bonds
              (cost $106,226,705)...............................     97,595,987
                                                                   ------------
 COLLATERALLIZED MORTGAGED OBLIGATIONS - 0.7%
   1,950,819 Independent National Mortgage Corp.,
              Series 1997-A, Class A,
              (Est. Maturity 2002) 7.79%, 12/26/26, (cost,
              $1,947,822) (d) (e)...............................      1,951,429
                                                                   ------------
 FOREIGN BONDS (U.S. DOLLARS) - 4.8%
   1,750,000 Applied International Finance Co.,
              8.68%, 6/28/99....................................      1,365,000
     500,000 Aztec Holdings SA DE CV,
              Sr. Secd. Notes,
              11.00%, 6/15/02...................................        350,000
   1,000,000 Doman Industries Limited,
              Sr. Notes,
              8.75%, 3/15/04....................................        700,000
   2,000,000 Globo Communicacoes E Participacoes,
              Sr. Notes,
              10.625%, 12/5/08 (d)..............................      1,080,000

--------------------------------------------------------------------------------
   Principal
     Amount                                                            Value
--------------------------------------------------------------------------------
 FOREIGN BONDS (U.S. DOLLARS) - CONTINUED
 $      325,000 Globo Participacoes,
                 10.625%, 12/5/08................................   $    175,500
      1,250,000 Great Central Mines Ltd.,
                 Sr. Notes,
                 8.875%, 4/1/08 (d)..............................      1,193,750
      1,000,000 Grupo Industrial Durango S.A.,
                 Notes,
                 12.625%, 8/1/03.................................        775,000
      4,000,000 Jamaica (Government of),
                 10.875%, 6/10/05................................      3,080,000
      2,000,000 Mastellone Hermanos S A,
                 Sr. Notes,
                 11.75%, 4/1/08..................................      1,252,260
        800,000 PTC International Finance BV,
                 Sr. Disc. Notes (Subord.),
                 Step Bond,
                 (Eff. Yield 10.14%),
                 0.00%, 7/1/07 (c)...............................        340,000
      1,000,000 Supercanal Holdings S.A.,
                 Sr. Notes,
                 11.50%, 5/15/05 (d).............................        472,500
      1,425,000 TV Azteca SA DE CV,
                 Series B, Sr. Notes,
                 10.50%, 2/15/07.................................        997,500
      4,000,000 TV Bandeirantes,
                 Sr. Notes,
                 12.875%, 5/15/06 (d)............................      1,910,000
                                                                    ------------
                Total Foreign Bonds (U.S. Dollars)
                 (cost $20,525,862)..............................     13,691,510
                                                                    ------------
 FOREIGN BONDS (NON-U.S. DOLLARS) - 24.2%
      2,250,000 Australia (Commonwealth of), Deb.,
            AUD 10.00%, 2/15/06..................................      1,849,354
      3,000,000 CEI Citicorp Holdings,
            ARS 11.25%, 2/14/07..................................      1,695,560
        400,000 European Investment Bank,
            GBP Bonds,
                7.625%, 12/7/06..................................        754,001
  1,868,000,000 Greece (Republic of),
            GRD 8.80%, 6/19/07...................................      6,888,072
      3,000,000 ICO Global Communications,
            XEU 15.25%, 8/1/05...................................      2,241,730
                Italy (Republic of), Deb.:
  6,595,000,000 6.75%, 2/1/07....................................      4,651,153
            ITL
  1,105,000,000 9.50%, 2/1/06....................................        888,826
            ITL
      1,500,000 Microcell Telecommunications,
            CAD Series B, Sr. Disc. Notes,
                Step Bond,
                (Eff. Yield 10.28%)
                0.00%, 10/15/07 (c)..............................        466,623
      7,220,000 New Zealand (Government of),
            NZD 7.00%, 7/15/09...................................      4,312,740
      3,500,000 NTL, Inc.,
            GBP Sr. Notes, Step Bond,
                (Eff. Yield 9.82%),
                0.00%, 4/1/08 (c)................................      2,811,814

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
    Amount                                                            Value
--------------------------------------------------------------------------------
 FOREIGN BONDS (NON U.S. DOLLARS) - CONTINUED
    6,000,000 Quebec (Province of), Deb.,
          CAD 9.375%, 1/16/23...................................   $  5,409,916
   76,766,000 Realkredit Danmark,
          DKK 6.00%, 10/1/29....................................     11,677,013
   25,840,000 Spain (Government of), Deb.,
          ESP 5.00%, 1/31/01....................................        189,406
   12,910,000 United Kingdom Treasury, Deb.,
          GBP 7.25%, 12/7/07....................................     25,129,469
                                                                   ------------
              Total Foreign Bonds (Non U.S. Dollars) (cost
               $71,181,341).....................................     68,965,677
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 27.7%
              Federal Home Loan Mortgage Corp.
 $ 14,357,759 7.00%, 5/1/11 - 8/1/28............................     14,643,318
    2,319,550 Federal Home Loan Mortgage Corp.,Participation
               Certificate,
               7.614%, 4/1/22...................................      2,385,518
              Federal National Mortgage Assn.:
    7,928,633 6.00%, 8/1/28.....................................      7,834,441
   29,962,417 6.50%, 8/1/28 - 9/1/28............................     30,196,423
   17,100,182 7.00%, 9/1/27 - 2/1/28............................     17,468,861
    1,538,453 7.39%, 9/1/21.....................................      1,574,514
    1,536,595 7.48%, 12/1/23....................................      1,552,976
    3,414,627 Government National Mortgage Assn., 6.50%,
               7/15/09..........................................      3,483,978
                                                                   ------------
              Total Mortgage-Backed Securities
               (cost $78,380,172)...............................     79,140,029
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 4.9%
   10,300,000 U.S. Treasury Bond STRIPS,
               (Eff. Yield 8.71%),
               , 0.00%, 11/15/21 (c)............................      2,837,959
    5,000,000 U.S. Treasury Bonds,
               6.375%, 8/15/27..................................      5,761,700
    5,225,000 U.S. Treasury Notes,
               5.50%, 5/31/03...................................      5,471,568
                                                                   ------------
              Total U.S. Treasury Obligations
               (cost $13,863,927)...............................     14,071,227
                                                                   ------------

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS - 0.2%
            FINANCE & INSURANCE - 0.1%
     92,440 Ampex Corp.,
             Common Stock (a)...................................   $     92,440
                                                                   ------------
            GAMING - 0.1%
            Isle Capri Casinos, Inc.:
    104,514  Common Stock (a)...................................        280,881
     19,582 Warrants (a) (h)....................................            196
                                                                   ------------
                                                                        281,077
                                                                   ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 0.0%
            Nextel Communications, Inc.:
      3,718  Common Stock, Class A (a) (g)......................         67,272
      4,820 Warrants (a)........................................            145
                                                                   ------------
                                                                         67,417
                                                                   ------------
            Total Common Stocks and Warrants
             (cost $1,582,039)..................................        440,934
                                                                   ------------
 PREFERRED STOCKS - 0.3%
            FINANCE & INSURANCE - 0.3%
            Ampex Corporation:
        308  Convertable Preferred Stock (a) (h)................        251,697
        674 Redeemable Preferred Stock (a) (h)..................        642,457
                                                                   ------------
            Total Preferred Stocks
             (cost $894,154)....................................        894,154
                                                                   ------------
--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT - 1.4%
 $4,094,000 Keystone Joint Repurchase Agreement (Investments in
             repurchase agreements, in a joint trading, account,
             dated 10/30/98, maturity value $4,095,876),
             5.50%, 11/2/98
             (cost $4,094,000) (b)..............................      4,094,000
                                                                   ------------

            TOTAL INVESTMENTS -
             (COST $300,548,864)..........................    99.1%  282,887,828
            OTHER ASSETS AND LIABILITIES - NET............     0.9     2,616,831
                                                             -----  ------------
            NET ASSETS - .................................   100.0% $285,504,659
                                                             =====  ============

(a) Non-income producing.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1998.
(c) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guide-lines established by the Board of Trustees.
(e) The estimated maturity of a Collateralized Mortgage Obligation ("CMO"), an adjustable rate mortgage security or an asset-backed se-curity is based on currrent and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(f) This obligation has filed Chapter 11 bankruptcy and has discontinued accrual of interest income.
(g) Less than 1/10th of one percent of net assets.
(h) Security has been fair valued in accord with procedures established by the Board of Trustees.

                  See Combined Notes to Financial Statements.

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

Summary of Abbreviations:
ARS  Argentine Peso
AUD  Australian Dollar
CAD  Canadian Dollar
DKK  Danish Krone
ESP  Spanish Peseta
GBP  Pound Sterling
GRD  Greek Drachma
ITL  Italian Lira
JPY  Japenese Yen
PIK  Paid in Kind Security
STRIPS Separate Trading of Registered Interest and Principal Securities XEU European Currency Unit

Forward Foreign Currency Exchange Contracts

 Exchange                                U.S. $ Value at  In Exchange Net Unrealized
   Date        Contracts to Deliver      October 31, 1998 for U.S. $   gain or loss
------------------------------------------------------------------------------------
 Forward foreign currency exchange contracts to sell:
 1/14/99   39,200,000 Deutsche Mark        $23,747,515    $23,865,331    $117,816
 1/5/99    12,000,000 Pound Sterling        20,017,916     20,326,200     308,284
 1/13/99    3,600,000 New Zealand Dollar     1,909,620      1,869,300     (40,320)
                                                                         --------
                                                                         $385,780
                                                                         ========


                  See Combined Notes to Financial Statements.

[LOGO OF U.S. GOVERNMENT FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                            Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - 6.3%
             CABLE/OTHER VIDEO DISTRIBUTION - 0.6%
 $ 2,000,000 Time Warner Entertainment Co., L.P., Sr. Debs.,
              7.25%, 9/1/08....................................   $  2,176,694
                                                                  ------------
             RETAILING & WHOLESALE - 2.9%
   7,000,000 Dayton Hudson Corp.,
              Bonds,
              5.95%, 12/15/98..................................      7,090,608
   4,000,000 Kroger Co.,
              Notes,
              6.00%, 1/1/99....................................      4,040,396
                                                                  ------------
                                                                    11,131,004
                                                                  ------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 2.8%
  10,000,000 Worldcom, Inc.,
              Notes,
              6.40%, 8/15/05...................................     10,408,600
                                                                  ------------
             Total Corporate Bonds
              (cost $23,122,819)...............................     23,716,298
                                                                  ------------
 MORTGAGE-BACKED SECURITIES - 48.6%
             Federal Home Loan Mortgage Corp.:
  11,868,298 6.50%, 4/1/26.....................................     11,973,570
   9,953,296 7.00%, 7/1/28.....................................     10,164,804
  18,935,700 7.50%, 5/1/27 - 8/1/28............................     19,422,522
   3,424,765 8.00%, 7/1/17 - 4/1/22............................      3,527,854
   2,395,729 8.50%, 2/1/17 - 10/1/17...........................      2,499,304
   2,309,051 9.00%, 11/1/19 - 4/1/21...........................      2,466,965
     872,762 9.50%, 9/1/20.....................................        942,871
   1,120,686 10.00%, 12/1/19 - 8/1/21..........................      1,194,261
   1,475,102 10.50%, 12/1/19...................................      1,564,906
             Federal National Mortgage Assn.:
  10,000,000 5.75%, 4/15/03....................................     10,383,250
   5,323,435 6.00%, 2/25/05....................................      5,336,611
   3,963,244 6.50%, 1/1/24.....................................      3,996,686
  14,066,555 7.00%, 8/1/25 - 11/1/26...........................     14,390,849
   8,988,685 7.50%, 7/1/23 - 5/1/27............................      9,227,556
   7,067,732 8.00%, 8/1/25.....................................      7,307,186
   1,097,984 9.50%, 6/1/22.....................................      1,172,441
     815,268 11.00%, 1/1/16....................................        905,893

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES - CONTINUED
             Government National Mortgage Assn.:
 $ 8,491,875 6.00%, 2/20/28 - 12/15/99..........................   $  8,445,435
   6,025,232 6.50%, 10/15/25 - 5/20/28..........................      6,084,803
  16,733,052 7.00%, 12/15/22 - 5/15/26..........................     17,134,422
   9,326,046 7.50%, 2/15/22 - 8/15/23...........................      9,620,815
  15,985,268 8.00%, 9/15/09 - 9/15/26...........................     16,582,803
   7,950,836 8.50%, 12/15/21 - 7/15/24..........................      8,417,528
   3,701,911 9.00%, 1/15/20 - 6/15/21...........................      3,947,162
   3,509,394 9.50%, 1/15/19 - 2/15/21...........................      3,790,145
     847,097 10.00%, 12/15/18...................................        925,719
                                                                   ------------
             Total Mortgage-Backed Securities
              (cost $178,394,024)...............................    181,426,361
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 44.2%
             U.S. Treasury Bonds:
  30,015,000 5.50%, 8/15/28.....................................     31,609,577
  12,000,000 8.25%, 5/15/05.....................................     12,641,256
  15,100,000 8.50%, 2/15/20.....................................     20,998,453
   7,650,000 8.75%, 11/15/08 - 8/15/20..........................     10,029,334
  20,010,000 8.88%, 8/15/17 - 2/15/19...........................     28,392,285
   9,300,000 9.25%, 2/15/16.....................................     13,426,884
             U.S. Treasury Notes:
  14,500,000 6.25%, 6/30/02.....................................     15,406,264
   3,000,000 6.75%, 4/30/00.....................................      3,103,128
  21,800,000 7.75%, 11/30/99 - 1/31/00..........................     22,614,391
   6,200,000 8.00%, 5/15/01.....................................      6,740,566
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $157,083,610)...............................    164,962,138
                                                                   ------------
 REPURCHASE AGREEMENT - 0.9%
   3,252,152 Donaldson, Lufkin & Jenrette Securities Corp.,
              5.40% dated 10/30/98, due 11/2/98, maturity value,
              $3,253,615
              (cost $3,252,152) (a).............................      3,252,152
                                                                   ------------

         TOTAL INVESTMENTS -
          (COST $361,852,605).............................   100.0%  373,356,949
         OTHER ASSETS AND
          LIABILITIES - NET...............................      0.0       94,688
                                                             ------ ------------
         NET ASSETS - ....................................   100.0% $373,451,637
                                                             ====== ============

(a) Collateralized by $3,076,000 U.S. Treasury Notes, 6.25%, due 8/31/02; value, including accrued interest $3,318,017.

                  See Combined Notes to Financial Statements.

[LOGO OF LONG TERM BOND FUND APPEARS HERE]

                      Statements of Assets and Liabilities
                          October 31, 1998 (Unaudited)

                                                          Strategic        U.S.
                            Diversified    High Yield       Income      Government
                               Fund           Fund           Fund          Fund
------------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities.............  $ 529,839,180  $ 453,835,902  $300,548,864  $361,852,605
  Net unrealized gain or
   loss on securities....     13,148,885    (49,445,182)  (17,661,036)   11,504,344
                           -------------  -------------  ------------  ------------
 Investments at market
  value..................  $ 542,988,065  $ 404,390,720  $282,887,828  $373,356,949
 Cash....................            468         16,716           474             0
 Receivable for
  investments sold.......      1,811,382      5,656,372     1,289,451        52,523
 Receivable for Fund
  shares sold............        885,981        194,537       341,753     3,465,846
 Interest receivable.....      8,012,713      9,651,576     5,759,937     4,556,896
 Unrealized appreciation
  on forward foreign
  currency exchange
  contracts..............        273,149              0       426,100             0
 Prepaid expenses and
  other assets...........        367,736        208,750        64,607        91,664
------------------------------------------------------------------------------------
   Total assets..........    554,339,494    420,118,671   290,770,150   381,523,878
------------------------------------------------------------------------------------
 Liabilities
 Distributions payable...      1,102,445      1,380,141       881,029       524,588
 Payable for investments
  purchased..............      7,559,403     14,818,394     1,404,688     6,879,833
 Payable for Fund shares
  redeemed...............        494,500        266,903     1,891,077       345,428
 Payable for closed
  forward foreign
  currency contracts.....              0              0       844,051             0
 Payable for reverse
  repurchase agreement...      5,112,736              0             0             0
 Payable for securities
  on loan................      4,074,790              0             0             0
 Unrealized depreciation
  on forward foreign
  currency exchange
  contracts..............        247,548              0        40,320             0
 Advisory fees payable...        241,275        150,146        60,839       154,091
 Distribution fees
  payable................        119,392         89,555        84,295        53,579
 Due to other related
  parties................          7,000          5,505         4,201         6,383
 Accrued expenses and
  other liabilities......         56,476         76,473        54,991       108,339
------------------------------------------------------------------------------------
   Total liabilities.....     19,015,565     16,787,117     5,265,491     8,072,241
------------------------------------------------------------------------------------
 Net assets..............  $ 535,323,929  $ 403,331,554  $285,504,659  $373,451,637
------------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........  $ 684,243,618  $ 848,246,842  $378,875,302  $386,576,585
 Undistributed net
  investment income......        396,334     (1,538,518)   (1,679,081)            0
 Accumulated net
  realized loss on
  securities and foreign
  currency related
  transactions...........   (162,489,555)  (393,931,588)  (74,421,790)  (24,629,292)
 Net unrealized gain or
  loss on securities and
  foreign currency
  related transactions...     13,173,532    (49,445,182)  (17,269,772)   11,504,344
------------------------------------------------------------------------------------
   Total net assets......  $ 535,323,929  $ 403,331,554  $285,504,659  $373,451,637
------------------------------------------------------------------------------------
 Net assets consists of
 Class A.................  $ 464,828,856  $ 324,330,730  $164,213,007  $ 48,945,226
 Class B.................     70,245,132     70,596,077   102,861,621   132,259,387
 Class C.................        202,417        970,665    16,601,223     5,832,818
 Class Y.................         47,524      7,434,082     1,828,808   186,414,206
------------------------------------------------------------------------------------
                           $ 535,323,929  $ 403,331,554  $285,504,659  $373,451,637
------------------------------------------------------------------------------------
 Shares outstanding
 Class A.................     29,438,762     84,170,021    24,495,701     4,937,457
 Class B.................      4,448,804     18,321,338    15,272,557    13,341,442
 Class C.................         12,820        251,907     2,467,874       588,378
 Class Y.................          3,010      1,929,317       279,601    18,804,647
------------------------------------------------------------------------------------
 Net asset value per
  share
 Class A.................  $       15.79  $        3.85  $       6.70  $       9.91
------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%)..............  $       16.58  $        4.04  $       7.03  $      10.40
------------------------------------------------------------------------------------
 Class B.................  $       15.79  $        3.85  $       6.74  $       9.91
------------------------------------------------------------------------------------
 Class C.................  $       15.79  $        3.85  $       6.73  $       9.91
------------------------------------------------------------------------------------
 Class Y.................  $       15.79  $        3.85  $       6.54  $       9.91
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

[LOGO OF LONG TERM BOND FUND APPEARS HERE]

                            Statements of Operations
                 Six Months Ended October 31, 1998 (Unaudited)

                                                       Strategic       U.S.
                           Diversified   High Yield      Income     Government
                              Fund          Fund          Fund         Fund
--------------------------------------------------------------------------------
 Investment income
 Interest income (net of
  foreign withholding
  taxes of $0, $0,
  $9,354 and $0,
  respectively).........   $20,429,891  $ 22,417,476  $ 12,614,788  $11,720,143
 Dividend income........        57,031       351,650             0            0
 Security lending
  income................        34,512             0             0            0
--------------------------------------------------------------------------------
 Total investment
  income................    20,521,434    22,769,126    12,614,788   11,720,143
--------------------------------------------------------------------------------
 Expenses
 Advisory fee...........     1,483,801     1,408,826       943,462      853,244
 Distribution Plan
  expenses..............       964,714       894,144       862,553      726,777
 Transfer agent fees....       806,659       738,540       407,694      228,023
 Administrative services
  fees..................        42,226        30,927        24,314       46,570
 Trustees' fees and
  expenses..............        13,355         5,106         2,266        2,876
 Shareholder reports
  expense...............       145,607       130,822        44,760       14,790
 Custodian fees.........       116,393        92,708        94,215       60,502
 Registration and filing
  fees..................        16,678       108,220        67,138       24,646
 Professional fees......        16,503        14,557        15,120       11,057
 Other..................        46,379         3,942         8,987       17,980
--------------------------------------------------------------------------------
  Total expenses........     3,652,315     3,427,792     2,470,509    1,986,465
 Less: Fee credits......          (711)      (40,027)      (11,525)         (20)
   Fee waivers and
    expense
    reimbursements......             0      (176,977)     (231,191)           0
--------------------------------------------------------------------------------
  Net expenses..........     3,651,604     3,210,788     2,227,793    1,986,445
--------------------------------------------------------------------------------
 Net investment income..    16,869,830    19,558,338    10,386,995    9,733,698
--------------------------------------------------------------------------------
 Net realized and
  unrealized gain or
  loss on securities and
  foreign currency
  related transactions
 Realized gain or loss
  on:
  Securities............    (1,588,691)  (20,780,179)    3,016,029   (1,818,347)
  Foreign currency
   related
   transactions.........    (1,363,381)     (210,644)   (2,949,389)           0
--------------------------------------------------------------------------------
 Net realized gain or
  loss on securities and
  foreign currency
  related transactions..    (2,952,072)  (20,990,823)       66,640   (1,818,347)
--------------------------------------------------------------------------------
 Net change in
  unrealized gain or
  loss on securities and
  foreign currency
  related transactions..    (1,388,393)  (51,854,634)  (22,278,454)  10,087,943
--------------------------------------------------------------------------------
 Net realized and
  unrealized gain or
  loss on securities and
  foreign currency
  related transactions..    (4,340,465)  (72,845,457)  (22,211,814)   8,269,596
--------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............   $12,529,365  $(53,287,119) $(11,824,819) $18,003,294
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

[LOGO OF LONG TERM BOND FUND APPEARS HERE]

                      Statements of Changes in Net Assets
                 Six Months Ended October 31, 1998 (Unaudited)

                                                          Strategic        U.S.
                            Diversified    High Yield       Income      Government
                                Fund          Fund           Fund          Fund
------------------------------------------------------------------------------------
 Operations
 Net investment income...   $ 16,869,830  $  19,558,338  $ 10,386,995  $  9,733,698
 Net realized gain or
  loss on securities,
  futures contracts and
  foreign currency
  related transactions...     (2,952,072)   (20,990,823)       66,640    (1,818,347)
 Net change in unrealized
  gain or loss on
  securities and foreign
  currency related
  transactions...........     (1,388,393)   (51,854,634)  (22,278,454)   10,087,943
------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     12,529,365    (53,287,119)  (11,824,819)   18,003,294
------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................    (14,966,223)   (16,207,895)   (6,356,791)   (1,223,221)
  Class B................     (1,899,703)    (3,187,313)   (3,452,797)   (3,326,972)
  Class C................         (4,252)       (34,956)     (567,249)     (141,589)
  Class Y................           (441)      (204,752)      (84,816)   (5,041,916)
------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (16,870,619)   (19,634,916)  (10,461,653)   (9,733,698)
------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................     18,220,077     37,718,782    29,396,743    78,194,533
 Proceeds from
  reinvestment of
  distributions..........      9,577,814     10,709,135     6,950,619     6,892,480
 Payment for shares
  redeemed...............    (59,821,602)   (90,662,902)  (56,391,267)  (77,644,701)
 Proceeds from shares
  issued in connection
  with the acquisition of
  CoreFund Government
   Income Fund...........              0              0             0    25,494,452
------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....    (32,023,711)   (42,234,985)  (20,043,905)   32,936,764
------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (36,364,965)  (115,157,020)  (42,330,377)   41,206,360
 Net assets
 Beginning of period.....    571,688,894    518,488,574   327,835,036   332,245,277
------------------------------------------------------------------------------------
 End of period...........   $535,323,929  $ 403,331,554  $285,504,659  $373,451,637
------------------------------------------------------------------------------------
 Undistributed net
  investment income......   $    396,334  $  (1,538,518) $ (1,679,081) $          0
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

[LOGO OF LONG TERM BOND FUND APPEARS HERE]

                      Statements of Changes in Net Assets
                           For the Periods Indicated

                                     Diversified Fund                High Yield Fund
                           ------------------------------- ------------------------------
                            Eight Months        Year         Nine Months        Year
                                Ended           Ended           Ended           Ended
                           April 30, 1998* August 31, 1997 April 30, 1998** July 31, 1997
------------------------------------------------------------------------------------------
 Operations
 Net investment income...   $  20,588,791   $  31,196,362   $  30,356,602   $  43,434,059
 Net realized gain or
  loss on securities and
  foreign currency
  related transactions...      10,936,866      15,553,471      16,551,569       3,963,269
 Net change in
  unrealized gain or
  loss on securities and
  foreign currency
  related transactions...       3,546,444      13,350,772       3,464,809      33,119,281
------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............      35,072,101      60,100,605      50,372,980      80,516,609
------------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment income
  Class A................      (9,491,102)              0      (9,975,169)              0
  Class B................     (11,097,556)    (32,942,625)    (20,369,058)    (44,757,060)
  Class C................             (35)              0         (12,343)              0
  Class Y................             (98)              0             (32)              0
------------------------------------------------------------------------------------------
   Total distributions to
    shareholders.........     (20,588,791)    (32,942,625)    (30,356,602)    (44,757,060)
------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................      19,555,848      33,102,013      55,707,745     136,045,881
 Proceeds from
  reinvestment of
  distributions..........      11,421,930      18,107,160      17,078,485      25,311,702
 Payment for shares
  redeemed...............    (104,305,708)   (180,458,236)   (121,704,035)   (243,407,877)
 Proceeds from shares
  issued in acquisition
  of
  Evergreen Quality Bond
   Fund..................     172,832,659               0               0               0
------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   capital share
   transactions..........      99,504,729    (129,249,063)    (48,917,805)    (82,050,294)
------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     113,988,039    (102,091,083)    (28,901,427)    (46,290,745)
 Net assets
 Beginning of period.....     457,700,855     559,791,938     547,390,001     593,680,746
------------------------------------------------------------------------------------------
 End of period...........   $ 571,688,894   $ 457,700,855   $ 518,488,574   $ 547,390,001
------------------------------------------------------------------------------------------
 Undistributed net
  investment income......   $     397,123   $   2,801,682   $  (1,461,940)  $  (1,468,219)
------------------------------------------------------------------------------------------

 *During the period, the Diversified Bond Fund changed its fiscal year end from
  August 31 to April 30.
**During the period, the High Yield Bond Fund changed its fiscal year end from July 31 to April 30.

                  See Combined Notes to Financial Statements.

[LOGO OF LONG TERM BOND FUND APPEARS HERE]

                      Statements of Changes in Net Assets
                           Year Ended April 30, 1998

                                              Strategic Income  U.S. Government
                                                    Fund              Fund
-------------------------------------------------------------------------------
 Operations
 Net investment income......................    $ 14,251,249      $ 19,431,162
 Net realized gain or loss on securities
  and foreign currency related
  transactions..............................       5,635,717          (764,906)
 Net change in unrealized gain or loss on
  securities and foreign currency related
  transactions..............................       5,413,523         9,555,419
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations...............................      25,300,489        28,221,675
-------------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income
  Class A...................................      (5,750,571)       (2,040,357)
  Class B...................................      (7,053,895)       (7,875,544)
  Class C...................................      (1,374,051)         (261,054)
  Class Y...................................         (62,982)       (9,254,414)
-------------------------------------------------------------------------------
   Total distributions to shareholders......     (14,241,499)      (19,431,369)
-------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold..................      52,265,456        63,710,601
 Proceeds from reinvestment of
  distributions.............................       8,043,638        13,377,697
 Payment for shares redeemed................     (89,713,499)      (83,317,244)
 Proceeds from shares issued in acquisition
  of:
  Blanchard Flexible Income Fund............     139,705,470                 0
  Keystone World Bond Fund..................      13,364,630                 0
  Keystone Government Securities Fund.......               0        41,845,369
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
   capital share transactions...............     123,665,695        35,616,423
-------------------------------------------------------------------------------
   Total increase in net assets.............     134,724,685        44,406,729
 Net assets
 Beginning of period........................     193,110,351       287,838,548
-------------------------------------------------------------------------------
 End of period..............................    $327,835,036      $332,245,277
-------------------------------------------------------------------------------
 Undistributed net income...................    $ (1,604,423)     $          0
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

[EVERGREEN LOGO APPEARS HERE]

               Combined Notes to Financial Statements (Unaudited)
1. ORGANIZATION

The Evergreen Long Term Bond Funds consist of Evergreen Diversified Bond Fund ("Diversified Bond Fund"), Evergreen High Yield Bond Fund ("High Yield Fund"), Evergreen Strategic Income Fund ("Strategic Income Fund") and Evergreen U.S. Government Fund ("U.S. Government Fund") (collectively the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Dela-ware business trust organized on September 17, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares of the Funds purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares of the Funds purchased prior to January 1, 1997 retain their ex-isting conversion rights. Class C shares are sold subject to a contingent de-ferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

Effective January 9, 1998, the Diversified Bond Fund and High Yield Fund added two classes of shares designated as Class A and Class C and designated the ex-isting class of shares as Class B. Shareholders of these Funds who, on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on mar-ket transactions for comparable securities and analysis of various relation-ships between similar securities which are generally recognized by institu-tional traders.

Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price.

Securities for which market quotations are not readily available or valuations are not readily available from an independent pricing service (including re-stricted securities) are valued at fair value as determined in good faith ac-cording to procedures approved by the Board of Trustees.

Securities with remaining maturities of 60 days or less are carried at amor-tized cost, which approximates market value.

[EVERGREEN LOGO APPEARS HERE]

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, each Fund, except for U.S. Government Fund, along with certain other funds managed by Evergreen Investment Management Company (formerly known as Keystone Investment Management Company)("EIMCO"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, each Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gain or loss on securi-ties and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign cur-rency gains and losses between trade date and settlement date on investment se-curities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and are included in realized gain or loss on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial pur-chase trade date and subsequent sale trade date is included in realized gain or loss on foreign currency related transactions.

E. Futures Contracts
In order to gain exposure to or protect against changes in security values, each Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Forward Foreign Currency Exchange Contracts
Each Fund, except for U.S. Government Fund, may enter into forward foreign cur-rency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency

[EVERGREEN LOGO APPEARS HERE]
and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfa-vorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not ful-fill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Securities Lending
In order to generate income and to offset expenses, each Fund may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities by a Fund may not exceed 33 1/3% of the value of the Fund's total assets. Loans will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including ac-crued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the collateral in portfo-lio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

H. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on theex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

I. Federal Taxes
The Funds have qualified and intend to continue to qualify as a regulated in-vestment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

J. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Certain distributions paid during previous years have been reclassified to conform with current year presentation.

K. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

[EVERGREEN LOGO APPEARS HERE]

3. ACQUISITIONS

Effective on the close of business on July 24, 1998, U.S. Government Fund ac-quired all of the assets and assumed certain liabilities of CoreFund Government Income Fund, in an exchange for Class A and Class Y shares of U.S. Government Fund.

Effective on the close of business on February 28, 1998, Strategic Income Fund acquired all of the assets and assumed certain liabilities of Blanchard Flexi-ble Income Fund, in an exchange for Class A shares of Strategic Income Fund.

Effective on the close of business on January 23, 1998, Diversified Bond Fund acquired substantially all the assets and assumed certain liabilities of Ever-green Quality Bond Fund, in an exchange for Class A and Class B shares of Di-versified Bond Fund.

Effective August 1, 1997 Strategic Income Fund acquired substantially all the assets and assumed certain liabilities of Keystone World Bond Fund in exchange for Class A, Class B and Class C shares of Strategic Income Fund. Also, the U.S. Government Fund acquired substantially all the assets and assumed certain liabilities of Keystone Government Securities Fund in exchange for Class A, Class B and Class C shares of the U.S. Government Fund.

All of the above acquisitions were accomplished by a tax-free exchange of shares of each respective fund. The value of assets acquired, number of shares issued, unrealized gain or loss acquired and the aggregate net assets of each Fund immediately after the acquisition are as follows:

                                                              Value of Net     Number of    Unrealized     Net
Assets
Acquiring Fund                      Acquired Fund            Assets Acquired Shares Issued Gain or Loss After
Acquisition
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund.... CoreFund Government Income Fund      $ 25,494,452     2,618,772    $  441,185
$333,331,520
Strategic Income Fund... Blanchard Flexible Income Fund        139,705,470    19,367,062     4,998,009
339,328,623
Diversified Fund........ Evergreen Quality Bond Fund           172,832,659    10,842,627     3,406,186
610,931,062
Strategic Income Fund... Keystone World Bond Fund               13,364,630     1,876,466       646,958
209,347,784
U.S. Government Fund.... Keystone Government Securities Fund     5,739,713       590,505        24,133
233,475,732

[EVERGREEN LOGO APPEARS HERE]

4. CAPITAL SHARE TRANSACTIONS

Each Fund has an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Shares of beneficial interest of the Funds are cur-rently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

                                Six Months Ended            Period Ended
                                October 31, 1998           April 30, 1998*
                             ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
CLASS A
Shares sold ...............     337,307  $  5,354,851     136,952  $  2,185,530
Shares issued in
 reinvestment of
 distributions.............     536,708     8,575,423     362,116     5,781,141
Shares redeemed............  (2,936,094)  (46,888,020) (2,951,611)  (47,145,413)
Shares issued in connection
 with the acquisition of
 Evergreen Quality Bond
 Fund......................           0             0   9,827,053   156,644,304
Automatic conversion of
 Class B shares............           0             0  24,126,331   387,832,940
--------------------------------------------------------------------------------
Net increase (decrease)....  (2,062,079) ($32,957,746) 31,500,841  $505,298,502
--------------------------------------------------------------------------------

* For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.

                           Six Months Ended            Period Ended                  Year Ended
                           October 31, 1998           April 30, 1998*             August 31, 1997
                         ----------------------  --------------------------  ---------------------------
                          Shares      Amount       Shares        Amount         Shares        Amount
---------------------------------------------------------------------------------------------------------
CLASS B
Shares sold ............  767,679  $ 12,239,687    1,090,412  $  17,341,006     2,182,629  $  33,102,013
Shares issued in
 reinvestment of
 distributions..........   62,610     1,000,344      357,152      5,640,678     1,195,855     18,107,160
Shares redeemed......... (785,029)  (12,535,992)  (3,620,580)   (57,160,295)  (11,912,272)  (180,458,236)
Shares issued in
 connection with the
 acquisition of
 Evergreen Quality Bond
 Fund...................        0             0    1,015,574     16,188,355             0              0
Automatic conversion of
 shares to Class A......        0             0  (24,126,331)  (387,832,940)            0              0
---------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   45,260  $    704,039  (25,283,773) ($405,823,196)   (8,533,788) ($129,249,063)
---------------------------------------------------------------------------------------------------------

* For the eight month period ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.

                                                                 Period Ended
                                            Six Months Ended      April 30,
                                            October 31, 1998        1998*
                                            ------------------  --------------
                                            Shares    Amount    Shares Amount
-------------------------------------------------------------------------------
CLASS C
Shares sold ...............................  36,002  $ 571,257  1,432  $22,837
Shares issued in reinvestment of
 distributions.............................      95      1,527      1       13
Shares redeemed............................ (24,710)  (390,919)     0        0
-------------------------------------------------------------------------------
Net increase...............................  11,387  $ 181,865  1,433  $22,850
-------------------------------------------------------------------------------
* For the period from April 7, 1998 (commencement of class operations) to April
  30, 1998.

                                                                 Period Ended
                                            Six Months Ended      April 30,
                                            October 31, 1998        1998*
                                            ------------------  --------------
                                            Shares    Amount    Shares Amount
-------------------------------------------------------------------------------
CLASS Y
Shares sold ...............................   2,984  $  54,282    407  $ 6,475
Shares issued in reinvestment of
 distributions.............................      26        520      6       98
Shares redeemed............................    (413)    (6,671)     0        0
-------------------------------------------------------------------------------
Net increase...............................   2,597  $  48,131    413  $ 6,573
-------------------------------------------------------------------------------

* For the period from April 7, 1998 (commencement of class operations) to April 30, 1998.

[EVERGREEN LOGO APPEARS HERE]

--------------------------------------------------------------------------------
High Yield Fund
--------------------------------------------------------------------------------

                               Six Months Ended            Period Ended
                               October 31, 1998           April 30, 1998*
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
-------------------------------------------------------------------------------
CLASS A
Shares sold..............    3,502,481  $ 14,992,498   1,781,307  $  8,100,467
Shares issued in
 reinvestment of
 distributions...........    2,153,074     9,083,236   1,396,499     6,343,412
Shares redeemed..........  (14,313,113)  (61,643,286) (7,005,782)  (31,868,872)
Automatic conversion of
 Class B shares..........            0             0  96,655,555   436,706,228
-------------------------------------------------------------------------------
Net increase (decrease)..   (8,657,558) ($37,567,552) 92,827,579  $419,281,235
-------------------------------------------------------------------------------

*For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.

                            Six Months Ended              Period Ended                 Year Ended
                             October 31,1998            April 30, 1998*               July 31,1997
                         ------------------------  ---------------------------  --------------------------
                           Shares       Amount        Shares        Amount        Shares        Amount
-----------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............  3,114,478  $ 13,358,045    10,409,185  $  46,341,356   32,280,201  $ 136,045,881
Shares issued in
 reinvestment of
 distributions..........    349,407     1,477,230     2,427,463     10,723,559    5,995,434     25,311,702
Shares redeemed......... (6,441,269)  (28,005,412)  (20,273,137)   (89,733,998) (57,681,924)  (243,407,877)
Automatic conversion of
 shares to Class A......          0                 (96,655,555)  (436,706,228)           0              0
-----------------------------------------------------------------------------------------------------------
Net decrease............ (2,977,384) ($13,170,137) (104,092,044) ($469,375,311) (19,406,289)  ($82,050,294)
-----------------------------------------------------------------------------------------------------------

*For the nine month period ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.

                                     Six Months Ended        Period Ended
                                     October 31,1998       April 30, 1998*
                                   ---------------------  -------------------
                                    Shares      Amount    Shares     Amount
------------------------------------------------------------------------------
CLASS C
Shares sold.......................   164,967  $  708,392  273,398  $1,240,926
Shares issued in reinvestment of
 distributions....................     4,614      19,658    2,527      11,482
Shares redeemed...................  (172,505)   (765,563) (21,094)    (96,165)
------------------------------------------------------------------------------
Net increase (decrease)...........    (2,924)   ($37,513) 254,831  $1,156,243
------------------------------------------------------------------------------
*For the period from January 22, 1998 (commencement of class operations) to
  April 30, 1998.

                                     Six Months Ended        Period Ended
                                     October 31,1998       April 30, 1998*
                                   ---------------------  -------------------
                                    Shares      Amount    Shares     Amount
------------------------------------------------------------------------------
CLASS Y
Shares sold....................... 1,948,271  $8,659,847    5,506  $   24,996
Shares issued in reinvestment of
 distributions....................    32,321     129,011        7          32
Shares redeemed...................   (55,687)   (248,641)  (1,101)     (5,000)
------------------------------------------------------------------------------
Net increase...................... 1,924,905  $8,540,217    4,412  $   20,028
------------------------------------------------------------------------------

*For the period from April 14, 1998 (commencement of class operations) to April
  30, 1998.

[EVERGREEN LOGO APPEARS HERE]

--------------------------------------------------------------------------------
Strategic Income Fund
--------------------------------------------------------------------------------

                                 Six Months Ended             Year Ended
                                 October 31, 1998           April 30, 1998
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
 CLASS A
 Shares sold...............    1,719,999  $ 12,085,146   1,976,718  $ 14,098,759
 Shares issued in
  reinvestment of
  distributions............      659,073     4,575,492     483,710     3,454,392
 Shares redeemed...........   (4,729,308)  (33,162,056) (4,673,022)  (33,390,153)
 Shares issued in
  connection with the
  acquisition of
 Blanchard Flexible Income
  Fund.....................            0             0  19,367,062   139,705,470
 Keystone World Bond Fund..            0             0   1,077,718     7,661,303
---------------------------------------------------------------------------------
 Net increase (decrease)...   (2,350,236) ($16,501,418) 18,232,186  $131,529,771
---------------------------------------------------------------------------------
 CLASS B
 Shares sold...............    2,160,673  $ 15,108,890   4,345,019  $ 30,951,849
 Shares issued in
  reinvestment of
  distributions............      283,802     1,978,590     515,938     3,680,766
 Shares redeemed...........   (2,786,098)  (19,511,224) (5,964,560)  (42,581,723)
 Shares issued in
  connection with the
  acquisition of
 Keystone World Bond Fund..            0             0     645,853     4,612,694
---------------------------------------------------------------------------------
 Net decrease..............     (341,623)  ($2,423,744)   (457,750)  ($3,336,414)
---------------------------------------------------------------------------------
 CLASS C
 Shares sold...............      174,311  $  1,196,099     261,961  $  1,864,408
 Shares issued in
  reinvestment of
  distributions............       51,594       360,223     122,073       868,861
 Shares redeemed...........     (471,751)   (3,329,062) (1,375,841)   (9,783,791)
 Shares issued in
  connection with the
  acquisition of
 Keystone World Bond Fund..            0             0     152,895     1,090,633
---------------------------------------------------------------------------------
 Net decrease..............     (245,846)  ($1,772,740)   (838,912)  ($5,959,889)
---------------------------------------------------------------------------------
 CLASS Y
 Shares sold...............      126,900  $  1,006,608     761,672  $  5,350,440
 Shares issued in
  reinvestment of
  distributions............        5,366        36,314       5,675        39,619
 Shares redeemed...........      (57,631)     (388,925)   (562,382)   (3,957,832)
---------------------------------------------------------------------------------
 Net increase..............       74,635  $    653,997     204,965  $  1,432,227
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government Fund
--------------------------------------------------------------------------------

                                 Six Months Ended             Year Ended
                                 October 31, 1998           April 30, 1998
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
 CLASS A
 Shares sold...............    3,191,712  $ 31,286,779   1,510,987  $ 14,617,089
 Shares issued in
  reinvestment of
  distributions............       80,941       795,673     133,072     1,282,497
 Shares redeemed...........   (2,634,833)  (25,712,114) (1,642,684)  (15,825,689)
 Shares issued in
  connection with the
  acquisition of
 CoreFund Government Income
  Fund.....................      151,299     1,472,982           0             0
 Keystone Government
  Securities Fund..........            0             0   2,239,125    21,547,304
---------------------------------------------------------------------------------
 Net increase..............      789,119  $  7,843,320   2,240,500  $ 21,621,201
---------------------------------------------------------------------------------
 CLASS B
 Shares sold...............    1,525,632  $ 15,057,643     716,498  $  6,914,840
 Shares issued in
  reinvestment of
  distributions............      184,447     1,811,866     414,856     3,988,496
 Shares redeemed...........   (1,864,486)  (18,270,500) (4,306,873)  (41,415,996)
 Shares issued in
  connection with the
  acquisition of
 Keystone Government
  Securities Fund..........            0             0   1,507,183    14,503,355
---------------------------------------------------------------------------------
 Net decrease..............     (154,407)  ($1,400,991) (1,668,336) ($16,009,305)
---------------------------------------------------------------------------------
 CLASS C
 Shares sold...............      102,016  $  1,004,787      94,591  $    908,119
 Shares issued in
  reinvestment of
  distributions............        8,461        83,055      16,871       162,793
 Shares redeemed...........     (110,901)   (1,085,404)   (173,356)   (1,672,822)
 Shares issued in
  connection with the
  acquisition of
 Keystone Government
  Securities Fund..........            0             0     602,218     5,794,710
---------------------------------------------------------------------------------
 Net increase..............         (424) $      2,438     540,324  $  5,192,800
---------------------------------------------------------------------------------
 CLASS Y
 Shares sold...............    3,138,555  $ 30,845,324   4,285,039  $ 41,270,553
 Shares issued in
  reinvestment of
  distributions............      427,560     4,201,886     825,744     7,943,911
 Shares redeemed...........   (3,335,575)  (32,576,683) (2,541,523)  (24,402,737)
 Shares issued in
  connection with the
  acquisition of
 CoreFund Government Income
  Fund.....................    2,467,473    24,021,470           0             0
---------------------------------------------------------------------------------
 Net increase..............    2,698,013  $ 26,491,997   2,569,260  $ 24,811,727
---------------------------------------------------------------------------------

[EVERGREEN LOGO APPEARS HERE]

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (excluding short-term securities) were as follows for the six months ended October 31, 1998:

                                         Cost of                  Proceeds
                                        Purchases                from Sales
                                ------------------------- -------------------------
                                    U.S.       Non-U.S.       U.S.       Non-U.S.
                                 Government   Government   Government   Government
                             ------------------------------------------------------
       Diversified Bond Fund... $ 68,842,900 $176,493,974 $ 52,978,931 $253,921,791
       High Yield Fund.........   29,802,844  288,035,790   30,172,031  308,548,141
       Strategic Income Fund...  148,171,799  188,711,650  172,195,503  187,332,489
       U.S. Government Fund....  130,838,753   23,122,300  118,523,826            0

On July 27, 1998, U.S. Government Fund acquired U.S. Government securities, ex-cluding short-term securities, with an aggregate cost $22,471,886 through the Fund's acquisition of CoreFund Government Income Fund.

During the six months ended October 31, 1998, the Funds entered into reverse repurchase agreements as follows:

                                  Average Daily
                                     Balance    Weighted Average Maximum Amount
                                   Outstanding   Interest Rate    Outstanding*
                                 ----------------------------------------------
        Diversified Bond Fund....  $4,393,759        4.466%        $9,387,055
        Strategic Income Fund....   2,980,770        5.520          9,876,542

          -------
          *The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

On October 31, 1998, the Diversified Bond Fund had reverse repurchase agree-ments outstanding in the amount of $5,112,736 (including accrued interest) with interest rates varying from 1.25% to 6.00%.

Diversified Bond Fund loaned securities during the six months ended October 31, 1998 to certain brokers who paid the Fund a negotiated lenders' fee. At October 31, 1998, the value of securities on loan and the value of collateral amounted to $3,277,928, and $4,074,790, respectively. During the six months ended Octo-ber 31, 1998, the Fund earned $34,512 in income from securities lending.

As of April 30, 1998, the Funds had capital loss carryovers for federal income tax purposes as follows:

                    Capital
                      Loss       Expires     Expires      Expires     Expires     Expires      Expires
Expires    Expires
                   Carryover      1999         2000        2001        2002         2003        2004
2005       2006
------------------------------------------------------------------------------------------------------------------------------
Diversified Bond
 Fund...........  $159,339,000 $85,002,000           -- $19,436,000 $ 6,153,000 $ 28,736,000 $20,012,000
--         --
High Yield
 Fund...........   364,062,000  91,150,000 $122,350,000          --  44,605,000  105,957,000          --
--         --
Strategic Income
 Fund...........    71,926,000          --   14,074,000  15,390,000          --    7,390,000  35,072,000
--         --
U.S. Government
 Fund...........    22,367,000          --           --   1,978,000   6,522,000    3,703,000   2,973,000
$3,820,000 $3,371,000

In addition to capital loss carryovers, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended April 30, 1998, U.S. Government Fund incurred and has elected to defer $444,321 of such capital losses.

6. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to each of the Funds.

The Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% (annualized) of the aver-age daily net asset of the class. Class B and Class C also pay distribution fees equal to 0.75% (annualized) of its average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

[EVERGREEN LOGO APPEARS HERE]

During the six months ended October 31, 1998, amounts paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                                      Class A  Class B  Class C
                                                -----------------------------
       Diversified Bond Fund......................... $610,557 $353,379 $   778
       High Yield Fund...............................  477,347  412,268   4,529
       Strategic Income Fund.........................  225,210  547,279  90,064
       U.S. Government Fund..........................   52,420  646,780  27,577

With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI.

7. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
 TRANSACTIONS

EIMCO, a subsidiary of First Union, is the investment advisor for Diversified Bond Fund, High Yield Fund and Strategic Income Fund. In return for providing investment management and administrative services to the Funds, the Funds pay EIMCO an Advisory fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of the Fund's gross investment in-come plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net assets of the Funds. For the six months ended October 31, 1998, EIMCO waived advisory fees of $176,977 and $231,191, respectively, for High Yield Fund and Strategic Income Fund.

The Capital Management Group ("CMG") of First Union National Bank of North Car-olina, a subsidiary of First Union, serves as the investment adviser to the U.S. Government Fund and is paid an Advisory fee that is computed and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), a subsidiary of First Union National Bank, is the administrator and BISYS Fund Services is sub-administrator for each Fund. As Administrator, EIS provides the Funds with facilities, equipment and personnel. As Sub-Administrator BISYS provides the officers of the Funds.

As administrator for the U.S. Government Fund, EIS is entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its advisory subsidiaries are also the investment advis-ers. The administration fee for the U.S. Government Fund is calculated by ap-plying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. For the six months ended October 31, 1998, the U.S. Government Fund paid or accrued to EIS $37,195. For Diversified Bond Fund, High Yield Bond Fund and Strategic In-come Fund the expense for providing administration services are incurred by EIMCO and are reimbursed by the Funds. For the six months ended October 31, 1998, Diversified Bond Fund, High Yield Fund and Strategic Income Fund reim-bursed EIMCO for certain accounting and administration expenses of $42,226, $30,927 and $24,314, respectively.

The sub-administration fee for each Fund is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% as net assets increase, to the average daily net asset value of the Fund. For each Fund, except for U.S. Government Fund, the sub-administration fee is paid by EIMCO and is not a fund expense.

Evergreen Service Company ("ESC"), an indirect wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. The Funds have entered into an expense offset arrangement with ESC relating to cer-tain cash balances held at First Union for the benefit of the Evergreen Funds.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

[EVERGREEN LOGO APPEARS HERE]

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly in-stallments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENT

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 mil-lion ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency pur-poses only and is subject to each Fund's borrowing restrictions. Borrowings un-der this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused por-tion of the committed facility, which will be allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the six months ended October 31, 1998, the Funds had no borrowings under this agreement.

11. YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund


Tax Exempt

Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
California Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Municipal Bond Fund
Missouri Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund


Income

Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund


Balanced

American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund


Growth & Income

Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund


Domestic Growth

Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund


Global International

Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund


Express Line

800.346.3858


Investor Services

800.343.2898


Retirement Plan Services

800.247.4075

www.evergreen-funds.com


19367                                                          540390  03/99

                                                                BULK RATE
                                                               U.S. POSTAGE
 [LOGO OF EVERGREEN  Evergreen Funds(SM)                           PAID
   APPEARS HERE]          SINCE 1932                           PERMIT NO. 19
200 BERKELEY STREET                                             HUDSON, MA
BOSTON, MA 02116

June 30, 1998

Annual Report



                                   Evergreen


                                  Short and

                               Intermediate Term

                                  Bond Funds


                                  [ART DEPICTING STATUE OF LIBERTY APPEARS HERE]


[LOGO OF EVERGREEN FUNDS APPEARS HERE]

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------


Letter to Shareholders ...................................................     1

Evergreen Capital Preservation and Income Fund

  Fund at a Glance .......................................................     2
  Portfolio Manager Interview ............................................     3

Evergreen Intermediate Term Bond Fund

  Fund at a Glance .......................................................     6
  Portfolio Manager Interview ............................................     7

Evergreen Intermediate Term Government Securities Fund

  Fund at a Glance .......................................................    10
  Portfolio Manager Interview ............................................    11

Evergreen Short Intermediate Bond Fund

  Fund at a Glance .......................................................    13
  Portfolio Manager Interview ............................................    14

Financial Highlights

  Evergreen Capital Preservation
    and Income Fund ......................................................    16
  Evergreen Intermediate Term
    Bond Fund ............................................................    19
  Evergreen Intermediate Term
    Government Securities Fund ...........................................    22
  Evergreen Short Intermediate
    Bond Fund ............................................................    24

Schedule of Investments

  Evergreen Capital Preservation
    and Income Fund ......................................................    27
  Evergreen Intermediate Term
    Bond Fund ............................................................    29
  Evergreen Intermediate Term
    Government Securities Fund ...........................................    34
  Evergreen Short Intermediate
    Bond Fund ............................................................    35

Statements of Assets and Liabilities .....................................    38

Statements of Operations .................................................    39

Statements of Changes in Net Assets--
  Year ended June 30, 1998 ...............................................    40

Statements of Changes in Net Assets--
  Prior Periods ..........................................................    41

Combined Notes to Financial
Statements ...............................................................    42

Independent Auditor's Report .............................................    51

Additional Information ...................................................    52


--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $52 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.


This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                ----------------------------------------------------------------
  Mutual Funds:  ARE NOT FDIC INSURED  May lose value . Are not bank guaranteed
                ----------------------------------------------------------------

                        Evergreen Funds Distributor, Inc.
      Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  August 1998

[PHOTO APPEARS HERE]
William M. Ennis
Managing Director


Dear Shareholders:

The bond market continued its remarkable rally for the fiscal year that concluded on June 30, 1998, and provided few reasons to be pessimistic about the remainder of 1998. While short- and intermediate-term bond funds did not benefit from the rally as fully as longer-maturity (and riskier) funds, the more conservative funds still provided generous returns in absolute terms.

The Year in Review

As economic growth has moderated -- in part the result of the financial and currency crisis in Asia--fears of inflation in the United States have subsided, and interest rates have continued their decline. Not all sectors of the bond market were affected to the same degree, however. Longer-term bonds experienced the greatest decline in interest rates, which meant that their prices tended to rise the most. During the 12 months that ended on June 30, 1998, the 30-year Treasury fell by more than a full percentage point, from 6.78% to 5.63%. Short- and intermediate-term yields also fell, but far less dramatically. By the end of the period, the yield of the 10-year Treasury was 5.45% and the yield of the one-year Treasury was 5.37%. In light of the 5.63% yield on the 30-year Treasury Bond, one can recognize a classic case of what investment professionals call a "flat yield curve" with a very narrow difference between longer- and shorter-maturity yields.

Potential Opportunity

The financial markets never remain static, however, and it is very possible that the recent relative underperformance of shorter- and intermediate-term bonds may have created opportunity.

In light of the evidence that the pace of economic growth in the United States is starting to slow and that inflation remains under control, it appears possible that interest rates may decline even further, with the Federal Reserve Board easing monetary policy and lowering short-term rates. This scenario would be extremely positive for short- and intermediate-term funds, as their yields have the potential to decline the most.

One doesn't have to "bet" on this scenario, however, to appreciate the strong relative value of a conservative portfolio of short- and intermediate-maturity bonds. In the wake of extraordinary rallies in both the long-term bond market and the stock market, it makes increasing sense for prudent investors to diversify and reduce their overall risk by maintaining at least part of their portfolio in lower-risk, fixed income portfolios.

Cost Savings

Over the past year during our transition of combining Evergreen and Keystone funds, we have been striving for efficiencies in our fund administration. We have realigned the funds' fiscal year ends by asset class and combined them in semiannual and annual reports, and prospectuses. This reduces the number of different reports and prospectuses, as well as reduces overall costs through efficiencies in printing and mailing.

Another change we have made is in the way we mail your funds' information. Wherever possible, we are trying to combine your funds' required mailings so that you only receive one per household, based on the registration's last name and exact address./1/ This reduces the mailing costs, not to mention the amount of paper needed to print. This in turn benefits your funds by reducing the overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered holder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

The Evergreen Commitment

At Evergreen Funds, we are committed to providing a broad array of funds with complementary objectives and strategies to help investors and their financial advisors assemble personal portfolios that make sense for their needs and risk tolerances over the long run. If you have any questions about the Evergreen Short and Intermediate Term Bond Funds or other Evergreen funds, we encourage you to consult your financial advisor or call us at 800.343.2898.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds

/1/ If you purchased your shares through a financial advisor, we may not be able to consolidate your mailings by last name and address, as the brokerage firm controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN

                      Capital Preservation And Income Fund
--------------------------------------------------------------------------------
                      Fund at a Glance as of June 30, 1998


The biggest move in our strategy has been to reduce our emphasis on adjustable rate mortgages.

     Portfolio
    Management
    ----------

[PHOTO APPEARS HERE]

   Gary E. Pzegeo
 Tenure:  April 1997

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

Quantity    Duration
            Short       Intermediate      Long
High           X
Medium
Low

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
Source: 1998 Morningstar, Inc.


                                    * * * *

                             4-star by Morningstar/1/
                    (For overall period ended June 30, 1998)


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------
                                            Class A      Class B        Class C
Inception Date                             12/30/94       7/1/91         2/1/93
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                     1.82%        (0.54%)        3.54%
 ...............................................................................
1 year w/o sales charge                      5.24%         4.42%         4.53%
 ................................................................................
3 years                                      4.93%         4.44%         5.39%
 ................................................................................
5 years                                        --          4.09%         4.45%
 ...............................................................................
Since Inception                              5.67%         4.50%         4.55%
 ................................................................................
Maximum Sales Charge                         3.25%         5.00%         1.00%

                                           Front End       CDSC          CDSC
 ................................................................................
30-day SEC Yield                             5.13%         4.38%         4.37%
 ................................................................................
12-month distributions per share         $   0.57      $   0.49      $   0.49
 ................................................................................
*    Adjusted for maximum applicable sales charge




--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                            [LINEGRAPH APPEARS HERE]



                      CPI          6 Month Treasury Bill     Class B Shares
     6/30/91         10,000               10,000                  10,000
     6/30/92         10,309               10,453                  10,644
     6/30/93         10,618               10,787                  10,961
     6/30/94         10,882               11,174                  11,101
     6/30/95         11,213               11,815                  11,642
     6/30/96         11,518               12,439                  12,292
     6/30/97         11,787               13,099                  13,034
     6/30/98         11,993               13,787                  13,610



Comparison of a $10,000 investment in Evergreen Capital Preservation and Income Fund, Class B shares, versus a similar investment in a 6-Month Treasury Bill and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The 6-Month Treasury Bill does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN

                      Capital Preservation and Income Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
How did the Fund perform during the year?
--------------------------------------------------------------------------------

The Fund had strong relative performance, despite an unfriendly environment for investors in adjustable rate mortgages. For the 12 months that ended on June 30, 1998, the Fund's Class A shares had a total return of 5.24%, while the Class B and C shares had total returns of 4.42% and 4.53%, respectively. These returns are unadjusted for any applicable sales charges. All three classes of shares were rated four-stars, the second highest rating, by Morningstar, another monitor of mutual fund performance, as of June 30, 1998./1/

In a difficult period for adjustable rate mortgages, the Fund was able to maintain a relatively stable net asset value. The net asset value of Class A shares began the fiscal period at $9.80 and ended the period at $9.73.


--------------------------------------------------------------------------------
                                   Portfolio
                                Characteristics
                                ---------------
--------------------------------------------------------------------------------

     Total Net Assets                                   $48,050,193
     ..............................................................
     Average Credit Quality                                     AAA
     ..............................................................
     Average Maturity                                     5.0 years
     ..............................................................
     Average Duration                                     0.4 years
     ..............................................................
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Why was the environment for adjustable rate mortgages so difficult?
--------------------------------------------------------------------------------

We are in an unprecedented environment for adjustable rate mortgages. We have never seen the combination of such low interest rates and such a narrow difference between the yields of long-term and short-term securities since adjustable rate mortgages became a viable part of the bond market. To illustrate, on June 30, 1998, the 10-year Treasury Bond offered a yield of 5.45%, while the 1-year Treasury Bill paid a yield of 5.37%.

This combination of low rates and narrow difference between the yields of long-term and short-term securities has created a compelling incentive for homeowners, particularly those with adjustable rate mortgages, to refinance into fixed mortgages at low interest rates. As a result, prepayments of existing mortgages, particularly adjustable rate mortgages, are coming very fast. A study we did on certain types of adjustable rate mortgages that originated in 1995 indicated that prepayments are up 40% from their level before the current wave, while mortgages that originated in 1988 are up 80%. The prepayments of newer mortgages still are much higher in absolute terms, but even the holders of more seasoned mortgages, who usually are less prone to refinancing, are considering refinancing.

/1/ Source: Morningstar, Inc. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of June 30, 1998, for Class A, B, and C shares. These ratings are subject to change monthly and are calculated from the Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund's Class A shares received 4 stars for the overall and 3-year periods ended June 30, 1998. The Fund's Class B and C shares received 4 stars for the overall, 3-, and 5-year periods ended June 30, 1998. The Fund was rated among 1,468 taxable bond funds for the 3-year period and 890 taxable bond funds for the 5-year period ended June 30, 1998. The top 10% of rated funds in an investment category receive five stars, the next 22.5% receive four stars. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                                   EVERGREEN

                      Capital Preservation And Income Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


This refinancing wave is also propelled by the fact that, because interest rates have been low for some time, mortgage brokers have had ample opportunity to advertise to encourage refinancing. In addition, the economic recovery in the United States has given people the opportunity either to move into larger, more expensive homes or to refinance their existing homes without any risk to their existing home equity. In either scenario, older mortgages were retired.

The consequence of this increased refinancing has been a very poor market for adjustable rate mortgages. Existing mortgage-backed securities either have been called back or they have lost part of their value. This is why the Fund's net asset value has slipped somewhat during the 12 months.

--------------------------------------------------------------------------------
In light of this unfriendly environment, what have been your principal strategies?
--------------------------------------------------------------------------------

The biggest move in our strategy has been to reduce our emphasis on adjustable rate mortgages. We wanted to move out of the most vulnerable sector of the environment I have just been describing. We did this to protect both the income stream and the principal value of the Fund. We can't completely escape from the negative effects of the environment, but we can reduce the impact while keeping the Fund's identity and objective as an adjustable rate mortgage fund. By prospectus, under ordinary circumstances, the Fund will invest at least 65% of its assets in of its assets in adjustable rate securities.

During the fiscal year, the Fund reduced its emphasis on adjustable rate mortgages from 91% of assets to 69%.


[PIE CHART APPEARS HERE]
--------------------------------------------------------------------------------
                            ASSET ALLOCATION 6/30/98
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

                       Adjustable Rate Mortgages -- 69%
                       Fixed Rate Securities -- 29%
                       Cash -- 2%

--------------------------------------------------------------------------------
                            Asset Allocation 6/30/97
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

                       Adjustable Rate Mortgages -- 91%
                       Fixed Rate Securities -- 6%
                       Cash -- 3%

Within the 29% of portfolio assets invested in fixed-rate securities on June 30, 1998, 15% were invested in fixed rate mortgages, 9% were invested in asset-backed securities such as automobile loan receivables, 4% were invested in Treasuries, and 1% were invested in government agency securities.

We also pursued an additional strategy to protect the performance of the Fund. Within the adjustable rate mortgage allocation of the Fund, we sold some seasoned adjustable rate securities to buy hybrid adjustable rate mortgages. These are newer mortgage products that guarantee a fixed interest rate for a stated period of time -- often either three or five years -- before the rate starts floating. These have proven popular with homeowners, and they offer the Fund significantly more prepayment protection than a traditional adjustable rate security. At the end of the fiscal year, about 7% of net assets were invested in these hybrid mortgages. Both the increased emphasis

--------------------------------------------------------------------------------
                                   EVERGREEN

                      Capital Preservation And Income Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview



on fixed rate securities and the allocation to hybrid mortgages helped the Fund's performance during the fiscal year.

The Fund invested only in securities issued by the U.S. government or government agencies or AAA-rated asset-backed and mortgage-backed securities, so the average credit rating has remained at AAA.

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

We expect interest rates to remain low, with a continuation of the narrow difference between short- and long-term interest rates. The principal factors driving interest rates are inflation and growth. We expect inflation to remain restrained and economic growth to be moderate or even slower than at the present time. In addition, the U.S. government's budget surplus means that the Treasury is borrowing less money and this also puts downward pressure on interest rates.

The big story continues to be Asia. The economic crisis in Asia is beginning to have an effect on some sectors of the domestic economy, such as manufacturing. For example, jobs in goods-producing industries grew by just 1.6% during the 12 months ending June 30, 1998, while jobs in service industries grew by 2.9%. Moreover, the growth of jobs in goods-producing industries has started to decline. Slower economic growth tends to keep interest rates low.

In such an environment, prepayments of adjustable rate mortgages are likely to continue to run at a faster pace than a year ago. If rates were to move even lower, we probably would see renewed pressure on adjustable rate mortgage securities.

Given this outlook, we do not anticipate increasing the Fund's allocation to adjustable rate mortgages beyond the present allocation. Although the prices of these securities have declined significantly, we are not ready to start buying more until we see a change in interest rate trends.

If we were to see more concrete signs that Asian countries were beginning to introduce meaningful economic reforms, it is possible that interest rates could turn around as investors would again become concerned about the level of growth in the United States. If interest rates were to start moving up, prepayments of adjustable rate mortgages would start to decline and the sector would stabilize.

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------

                      Fund at a Glance as of June 30, 1998

Two significant steps we took during the past six months were to invest in European mortgage-backed securities and to reduce substantially the emphasis on U.S. mortgage-related securities.


Portfolio
Management
----------

[PHOTO APPEARS HERE]

Chris Conkey
Tenure:  January 1998

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

Quality    Duration
            Short       Intermediate      Long
High
Medium                        X
Low

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                          Class A  Class B   Class C  Class Y**
Inception Date                            2/13/87  2/1/93     2/1/93   1/26/98
 ................................................................................
Average Annual Returns
 ...............................................................................
1 year with sales charge                   5.28%    2.89%     7.01%     n/a
 ................................................................................
1 year w/o sales charge                    8.82%    7.89%     8.01%      --
 ................................................................................
3 years                                    6.13%    5.60%     6.49%      --
 ................................................................................
5 years                                    5.27%    4.84%     5.18%      --
 ................................................................................
10 years                                   7.19%      --       --        --
 ................................................................................
Since Inception                            6.43%    5.37%     5.52%     2.58%
 ................................................................................
Maximum Sales Charge                       3.25%    5.00%     1.00%      n/a
                                         Front End  CDSC      CDSC
 ................................................................................
30-day SEC Yield                           5.50%    4.94%     4.94%     5.94%
 ................................................................................
12-month distributions per share       $   0.62  $  0.55   $  0.55   $  0.24
 ...............................................................................
*    Adjusted for maximum applicable sales charge

** Class Y shares were introduced in January 1998 and do not have any annual returns yet.

--------------------------------------------------------------------------------
                                Long Term Growth
--------------------------------------------------------------------------------

                      CPI             LBITGCBI        Class A Shares
     6/30/88         10,000            10,000             9,675
     6/30/89         10,517            11,022            10,196
     6/30/90         11,008            11,884            10,688
     6/30/91         11,525            13,135            11,710
     6/30/92         11,881            14,864            13,373
     6/30/93         12,237            16,424            14,980
     6/30/94         12,542            16,382            14,805
     6/30/95         12,924            18,082            16,205
     6/30/96         13,275            18,987            16,905
     6/30/97         13,585            20,359            18,398
     6/30/98         13,822            22,088            20,021


Comparison of a $10,000 investment in Evergreen Intermediate Term Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
How did the Fund perform during the 12-month period that ended on June 30, 1998?
--------------------------------------------------------------------------------

The Fund performed well relative to the intermediate-term bond market. For the fiscal year ending June 30, the Fund's Class A shares had a total return of 8.82%. During the same period, the Fund's Class B and C shares had returns of 7.89% and 8.01%, respectively. These returns are unadjusted for any applicable sales charges. During the same 12-month period, the Lehman Brothers Intermediate Government/Corporate Bond Index had a return of 8.54%.

--------------------------------------------------------------------------------
                                   Portfolio
                                Characteristics
                                ---------------
--------------------------------------------------------------------------------
Total Net Assets           $203,645,350
 ................................................................................
Average Credit Quality     A+
 ................................................................................
Average Maturity           7.2 years
 ................................................................................
Average Duration           4.7 years
 ...............................................................................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How would you describe the investment environment during the period?
--------------------------------------------------------------------------------

It was a very positive environment for fixed income investments. Interest rates fell significantly over the year, with a dramatic flattening of the yield curve. Flattening of the yield curve occurs when long-term bond yields fall by more than short-term yields in a declining rate environment. It also could happen if short-term yields rose by more than long-term yields in a rising rate environment. During the 12 months ended June 30, 1998, the yield on a one-year Treasury fell by 0.28%, from 5.65% to 5.37%. At the same time, the yield on a 30-year Treasury fell by 1.15%, from 6.78% to 5.63%. This was clearly a significant event, with bond prices tending to rise as rates fell. It also benefited bonds with longer maturities, which performed better than bonds with short- or intermediate-term maturities. During the year, higher-quality securities tended to outperform lower-quality securities within the investment grade bond universe. In general, higher quality bonds tend to do better when rates fall.

There also were other factors that impacted the returns of the financial markets during the period. One was very low inflation -- the lowest since the 1960s. This was partly the result of the tight monetary and tight fiscal policies in the United States. The federal government now has a budget surplus -- the first since 1969. All things being equal, a budget surplus is disinflationary. The second factor affecting the bond market is the impact of the Asian financial crisis.

--------------------------------------------------------------------------------
How is the financial and currency crisis in Asia affecting the bond market in the United States?
--------------------------------------------------------------------------------

There are several ways the crisis in Asia is affecting the bond market. The first influence was to lower expectations of inflation, which helped stimulate the decline in long-term interest rates and the rise in bond prices. Currency depreciation in Asia has translated into currency appreciation in other countries, particularly the United States. A stronger currency makes goods manufactured in foreign countries cheaper in the United States, so the impact of the currency depreciation in Asia over the past year has been essentially disinflationary. While this is positive for U.S. consumers of imported products, it is negative for U.S. firms that compete with Asian exporters. So the initial impact of lower inflation expectations was obviously a boon to consumers and corporations, stimulating the housing market and capital spending by business. In the longer run, however, slower growth in Asian economies will sharply reduce our exports to these nations, which had been experiencing the fastest growth in the world in recent years. This should cause a very noticeable slowdown in the manufacturing sector at the same time that Asian

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


manufacturers will have a price advantage for their goods here in the U.S. So, while economic growth was impressive at the start of 1998, we expect it to slow in the second half of the year as the impact of the manufacturing slowdown and a larger trade deficit begins to work its way through the domestic economy.

--------------------------------------------------------------------------------
                            Portfolio Composition
--------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds -- 50.7%
Foreign Bond -- 20.0%
U.S. Treasury/Agency -- 15.5%
CMO & Mortgage-Backed Securities 10.6%
Asset-Backed Securities -- 2.9%
Repurchase Agreements/Other assets and liabilities (net) -- 0.3%

--------------------------------------------------------------------------------
The Fund has grown substantially during the year as a result of the merger of the two Evergreen intermediate term bond funds and also the merger with the former Blanchard Short-Term Flexible Income Fund. The resulting fund is now more than $200 million in size. How have these mergers affected the portfolio?
--------------------------------------------------------------------------------

The mergers were significant events in the history of the Fund. As a result of the merger with the Blanchard Fund, the Fund has taken a position in high yield bonds for the first time. At the close of the fiscal year, these high yield investments accounted for about 21% of net assets. We have emphasized better quality high yield bonds, with credit ratings of BB and higher. We also have concentrated in non-cyclical industries -- or companies that would not be highly affected if economic growth were to slow. These include cable, media, aerospace and telecommunications.

We have maintained an investment in high yield because this sector has been one of the best performing areas in the bond market. And this good performance has come with lower volatility than that of very high-grade investments because the high yield market is less affected by changes in interest rates. We are bullish on the U.S. economy, and so we believe it makes sense to have a portion of the portfolio in the upper areas of the high yield market, where we can take advantage of investments in companies with healthy balance sheets and rising earnings.


Even with the addition of high yield bonds, the average credit quality of the Fund has not changed significantly. It still is A+, down just slightly from the AA-average credit quality on December 31, 1997. We have accomplished this by increasing the allocation to U.S. Treasuries, which were 13.7% of assets at the end of the period, balancing a higher position in government securities with the Fund's position in lower-rated securities.

--------------------------------------------------------------------------------
                               Quality Allocation
--------------------------------------------------------------------------------

                 BB or less       BBB          A           AA         Gov't/AAA
     31-Dec-97       0             15          34          15           36
     31-Jan-98      11              7          23           8           51
     28-Feb-98      18              7          17          10           48
     31-Mar-98      18             15          21          20           26
     30-Apr-98      18             12          22          20           28
     31-May-98      22             12          21          17           28
     30-Jun-98      21             12          20          16           31

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
What were your principal investment strategies during the year in addition to investing in better quality high yield bonds?
--------------------------------------------------------------------------------

Especially in recent months, we have been anticipating that economic growth would slow and interest rates would decline. As a result, within the investment grade and high-grade portion of the portfolio, we have upgraded credit quality and increased the emphasis on government securities. We have done this both to take advantage of falling rates and to reduce credit risk in the event of an economic slowdown. As I mentioned earlier, we have maintained a position in high yield bonds because we are bullish on this sector over the long term.

Maturity and duration -- measures of the Fund's sensitivity to changes in interest rates -- have remained essentially unchanged. On June 30, 1998, average weighted maturity was 7.2 years and the effective duration of the portfolio was
4.7 years.

Two significant steps we took during the past six months were to invest in European mortgage-backed securities and to reduce substantially the emphasis on U.S. mortgage-related securities.

Overall, we have invested about 12% of the portfolio in European bonds, with the major portion (9%) in mortgage-securities in Denmark. These investments have been hedged to protect against currency risk. We invested in these bonds to take advantage of significantly higher interest rates in Europe. These investments have an average credit quality of AA.

During the past six months, we have substantially reduced the emphasis on U.S. mortgage-backed securities, from 33.6% of assets on December 31, 1997 to 10.6% on June 30. We have done this because U.S. mortgage-related securities tend to underperform in a falling interest rate environment as homeowners prepay their existing mortgages to take advantage of lower rates. When this happens, investors in mortgage-backed securities lose the income from prepaid mortgages and are forced to reinvest in securities with lower yields.

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

We expect the growth in the domestic economy to slow during the second half of the year, with an average annualized growth rate of perhaps 2%. This will be due to a combination of factors, including: a rising trade deficit brought on by the currency crisis in Asia; the need for American companies to reduce the large inventories they amassed early in the year; and a likely slowdown in consumer spending.

This should be very good for the bond market. We expect interest rates to fall. Long-term interest rates are likely to fall first. We anticipate the Federal Reserve Board, as it sees economic growth slowing, will ease its monetary policy, resulting in declines in rates among short-term and intermediate-term securities. Intermediate-term rates have the potential to fall more than longer-term rates, and intermediate term bonds should be among the best performers in the fixed income market.

With this outlook, we believe we are very well positioned to benefit from the anticipated decline in short-term and intermediate-term rates. Our emphasis on investments in government bonds and in corporate bonds from non-cyclical industries should help the Fund perform very well in a slowing economy.

--------------------------------------------------------------------------------
                                   EVERGREEN

                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------

                      Fund at a Glance as of June 30, 1998


Duration was kept relatively neutral to its benchmark during the fiscal year and closed at 3.06 years, or 101% of the benchmark.


Portfolio
Management
----------

[PHOTO APPEARS HERE]

L. Robert Cheshire
Tenure:  January 1994


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

Quality    Duration
            Short       Intermediate      Long
High           X
Medium
Low

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                            Performance and Returns*
--------------------------------------------------------------------------------

                                        Class A        Class B        Class C    Class Y
Inception Date                          5/2/95         2/9/96         4/10/96    11/1/91
 .........................................................................................
Average Annual Returns
 .........................................................................................
1 year with sales charge                 4.05%          1.57%          5.57%       n/a
 .........................................................................................
1 year w/o sales charge                  7.55%          6.57%          6.57%      7.63%
 .........................................................................................
3 years                                  4.66%            --             --       5.88%
 .........................................................................................
5 years                                    --             --             --       5.08%
 .........................................................................................
Since Inception                          5.37%          2.77%          5.62%      6.09%
 .........................................................................................
Maximum Sales Charge                     3.25%          5.00%          1.00%       n/a
                                        Front End       CDSC           CDSC
 .........................................................................................
30-day SEC Yield                         5.16%          4.39%          4.39%      5.39%
 .........................................................................................
12-month distributions per share     $   0.55       $   0.46       $   0.46   $   0.56
 .........................................................................................

*    Adjusted for maximum applicable sales charge long term growth

--------------------------------------------------------------------------------
                               Long Term Growth
--------------------------------------------------------------------------------
                      Class A          LBITGBI              CPI
       5/2/95          9,675            10,000             10,000
      6/30/95          9,959            10,064             10,020
     12/31/95         10,421            10,561             10,079
      6/30/96         10,353            10,559             10,292
     12/31/96         10,735            10,990             10,420
      6/30/97         10,974            11,293             10,532
     12/31/97         11,456            11,838             10,598
      6/30/98         11,803            12,233             10,716


Comparison of a $10,000 investment in Evergreen Intermediate Term Government Securities Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government Bond Index (LBIGBI) and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN

                  Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
How did the Fund perform during the fiscal period?
--------------------------------------------------------------------------------

For the fiscal year ending June 30, 1998, the Evergreen Intermediate Term Government Securities Fund Class Y shares posted a 7.63% total return, while Class A shares returned 7.55%. Class B and C shares both returned 6.57%. These returns are unadjusted for any applicable sales charges. This performance modestly trailed that of the Lehman Brothers Intermediate Government Bond Index, but still ranks in the top 30% of all Short/Intermediate U.S. Government Funds tracked by Lipper Analytical Services. The Fund's Class Y and A shares ranked 27 and 31, respectively, out of the 99 Short-Intermediate U.S. Government Funds tracked by Lipper for the one-year period ended June 30, 1998. Class B and C shares ranked 73 out of the 99 funds for the same period.

The Fund's strong performance relative to its peers can be partially attributed to an increased duration which positively impacted returns within a declining interest rate environment.


--------------------------------------------------------------------------------
                                   Portfolio
                                Characteristics
                                ---------------

         Total Net Assets                          $181,941,246
         ......................................................
         Average Credit Quality                             AAA
         ......................................................
         Average Maturity                            4.39 years
         ......................................................
         Average Duration                            3.06 years
         ......................................................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What was the investment environment like during the fiscal period?
--------------------------------------------------------------------------------

The past twelve months has been a very favorable period for fixed income investors. Healthy economic growth and benign inflation allowed interest rates to trend lower, in turn boosting bond prices. During the fiscal period, the yield on the bellwether 30-year Treasury Bond declined steadily from 6.78% to 5.63%.

The only major dilemma began in late 1997 when the well-publicized financial crisis -- dubbed the "Asian Contagion" --flared up in several Asian countries. Despite initial dire headlines, the turmoil initiated a flight to quality U.S. fixed income markets which had a generally positive effect on domestic bond prices. Foreign investors leaving this region's markets sought shelter from the volatility, prompting huge demand for the perceived safety of U.S. Treasuries which, consequently, was the best performing sector in the final months of the fiscal period. Conversely, because of the potential negative impact on U.S. corporate earnings, U.S. corporate bonds were penalized and subsequently underperformed during the final months of the period.



--------------------------------------------------------------------------------
                              PORTFOLIO MATURITY
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[PIE CHART APPEARS HERE]

                           1-5 Years -- 58%
                           5-10 Years -- 36%
                           0-1 Year -- 6%

/1/ Source: Lipper Analytical Services, Inc., an independent mutual fund performance monitoring company. The rankings are based on total return and do not include the effect of a sales charge. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                                   EVERGREEN

                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
What was your strategy during the fiscal period?
--------------------------------------------------------------------------------

Duration was kept relatively neutral to its benchmark during the fiscal year and closed at 3.06 years, or 101% of the benchmark. Early in the period, signs of increasing prices, a tight labor market and rising wages all pointed to higher interest rates. Although several underlying fundamentals supported stable rates, we felt that the best strategy within that environment of uncertainty was a defensive stance. As a result, we kept duration near that of the benchmark.

From a sector standpoint, we made some significant adjustments during the period. The portfolio's exposure to Treasuries was reduced significantly and closed the period at a 39% weighting. Conversely, our weighting of mortgage-backed securities more than doubled to 45%. We feel that spreads in the mortgage sector are attractive, and we anticipate maintaining this strong weighting going forward. Because homeowners tend to refinance their mortgage as interest rates fall, we have emphasized non-callable issues within this sector in an effort to reduce the portfolio's prepayment risk should rates continue to decline.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE CHART APPEARS HERE]

                             Mortgage Backed Securities -- 44.7%
                             Treasury Notes/Bonds --  39.4%
                             Government Agency Notes/Bonds -- 13.9%
                             Repurchase Agreements and
                              Other assets less liabilities (net) -- 2.0%

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

Our long-term outlook for the bond market remains extremely positive as a number of economic forces continue to bode well for low interest rates and benign inflation over the long term. In the short term, however, uncertain investors are currently struggling to gauge which of the "countervailing forces" -- strong U.S. growth or the tempering effect from the Asian crisis -- will prevail. This uncertainty is likely to cause increased volatility in the near term as the situation and its effects unfold.

Consequently, we will anticipate maintaining a neutral duration in order to protect the portfolio from potential volatility. The Fund's overweighted position in mortgage-backed securities will serve to increase current yield and also provide a degree of protection in the event of fluctuating interest rates in the near term.

--------------------------------------------------------------------------------
                                   EVERGREEN

                          Short Intermediate Bond Fund
--------------------------------------------------------------------------------

                      Fund at a Glance as of May 31, 1998


Our decision to maintain a "barbell" portfolio throughout most of the fiscal year had a positive impact on performance.




Portfolio
Management
----------

[PHOTO APPEARS HERE]

Thomas L. Ellis
Tenure: January 1989


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE
--------------------------------------------------------------------------------

Quality     Duration
            Short       Intermediate      Long
High
Medium                       X
Low

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------
                         Class A  Class B  Class C  Class Y
Inception Date           1/28/89  1/25/93   9/6/94   1/4/91
 .............................................................
Average Annual Returns
 .............................................................
1 year with sales charge   3.60%    1.11%   5.11%     n/a
 .............................................................
1 year w/o sales charge    7.08%    6.11%   6.11%    7.19%
 ............................................................
3 years                    4.93%    4.26%   5.13%    6.22%
 .............................................................
5 years                    4.59%    4.09%    --      5.42%
 .............................................................
Since Inception            7.14%    4.68%   5.83%    7.04%
 .............................................................
Maximum Sales Charge       3.25%    5.00%   1.00%     n/a
                         Front End  CDSC    CDSC
 .............................................................
30-day SEC Yield           5.56%    4.83%   4.83%    5.85%
 .............................................................
12-month distributions
 per share                $0.61    $0.52   $0.52    $0.62
 .............................................................
 *       Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                 CPI             LBITGCBI               Class A Shares
 1/31/89       10,000             10,000                      9,675
 6/30/89       10,248             10,666                     10,275
 6/30/90       10,727             11,500                     10,902
 6/30/91       11,230             12,710                     12,007
 6/30/92       11,577             14,384                     13,524
 6/30/93       11,924             15,893                     14,802
 6/30/94       12,221             15,853                     14,680
 6/30/95       12,593             17,498                     16,034
 6/30/96       12,935             18,374                     16,747
 6/30/97       13,237             19,701                     17,881
 6/30/98       13,468             21,735                     19,147




Comparison of a $10,000 investment in Evergreen Short Intermediate Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN

                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
How did the Fund perform during the fiscal period?
--------------------------------------------------------------------------------

The Evergreen Short Intermediate Bond Fund Class Y shares posted a total return of 7.19% for the fiscal year ending June 30, 1998, while Class A shares had a return of 7.08%. Class B and C shares both had a 6.11% return. The returns are unadjusted for any applicable sales charges. These returns trailed the benchmark Lehman Brothers Intermediate Government/Corporate Bond Index return of 8.50%, but were in line with the 7.20% average return of 94 Short Intermediate Investment Grade Funds tracked by Lipper Analytical Services, an independent mutual fund performance monitoring company.


--------------------------------------------------------------------------------
                                   Portfolio
                                Characteristics
                                ---------------

               Total Net Assets                   $389,015,067
               ...............................................
               Average Credit Quality                       AA
               ...............................................
               Average Maturity                      4.6 years
               ...............................................
               Average Duration                      3.6 years
               ...............................................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
What was the investment climate like during the Fund's fiscal period ended June 30, 1998?
--------------------------------------------------------------------------------

The twelve months ending June 30, was a very positive period for fixed income investors. The main event in the financial markets was the crisis in Asia -- dubbed the "Asian Contagion" -- which devalued this region's currencies and caused concern of lower earnings of multi-national U.S. companies. As positive side-effects, however, the situation effectively calmed inflation (by way of lower import prices); initiated a "flight-to-quality" whereby foreign investors flocked to the perceived safety of U.S. securities; and allowed interest rates to trend lower. During the fiscal period, the yield on the bellwether 30-year Treasury Bond declined steadily from 6.78% to 5.63%.

--------------------------------------------------------------------------------
What was your strategy?
--------------------------------------------------------------------------------

Our decision to maintain a "barbell" portfolio throughout most of the fiscal year had a positive impact on performance. A barbell structure is distinguished by holding securities on both ends of the yield curve rather than in the middle. This strategy tends to enhance performance when the yield curve flattens, a scenario which transpired in the second half of the fiscal year as yields on the long end of the curve fell more sharply than those at the short end.

--------------------------------------------------------------------------------
                              PORTFOLIO MATURITY
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[PIE CHART APPEARS HERE]

                               1-5 Years -- 50%
                               5-10 Years -- 33%
                               0-1 Year -- 17%

Our decision to extend duration also enhanced performance. A duration stance longer than that of the benchmark fuels performance during periods of declining interest rates. Duration was increased from 3.0 years to 3.6 years during the twelve months and, as of June 30, duration stood at 108% of the benchmark Lehman Brothers Intermediate Government/Corporate Bond Index. This extended duration positively impacted performance as interest rates trended significantly lower.

--------------------------------------------------------------------------------
                                   EVERGREEN

                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

These strategies were especially effective during the final six months of the fiscal year during which the Fund returned 3.44%. This return outperformed the 3.05% average return of the Lipper short intermediate investment grade funds category during the same period.


--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(as a percentage of portfolio assets)

[PIE CHART APPEARS HERE]

                          Government/Agency -- 43.0%
                          A -- 24.0%
                          AAA -- 21.0%
                          BAA -- 8.0%
                          AA -- 2.0%
                          BA -- 2.0%

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

Although long term market fundamentals remain favorable and support lower interest rates, many troubled foreign economies are showing signs of worsening, which likely would negatively impact U.S. financial markets. As a positive side effect, however, softer foreign economies and declining import prices would likely reward investors with benign inflation and stable interest rates.

As a result, we expect to maintain a duration longer than that of our benchmark in the coming months. On the flip side, should Asian economies continue their downward spiral, U.S. corporate earnings will certainly be adversely affected. In response, we anticipate paring back our weighting of corporate bonds, a sector we feel may underperform going forward.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                              December 30, 1994
                                                                               (Commencement of
                                            Nine Months                       Class Operations)
                            Year Ended         Ended           Year Ended          through
                           June 30, 1998 June 30, 1997 (d) September 30, 1996 September 30, 1995
--------------------------------------------------------------------------------------------------
 CLASS A SHARES
--------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD         $  9.80         $  9.74           $  9.68            $  9.51
                              -------         -------           -------            -------
 ..................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ..................................................................................................
 Net investment income           0.57            0.46              0.61(c)            0.46
 ..................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments                (0.07)           0.03              0.01               0.14
                              -------         -------           -------            -------
 ..................................................................................................
 Total from investment
  operations                     0.50            0.49              0.62               0.60
                              -------         -------           -------            -------
 ..................................................................................................
 LESS DISTRIBUTIONS FROM
 ..................................................................................................
 Net investment income          (0.56)          (0.42)            (0.53)             (0.42)
 .................................................................................................
 In excess of net
  investment income             (0.01)          (0.01)                0              (0.01)
 ..................................................................................................
 Tax basis return of
  capital                           0               0             (0.03)                 0
                              -------         -------           -------            -------
 ..................................................................................................
 Total distributions            (0.57)          (0.43)            (0.56)             (0.43)
                              -------         -------           -------            -------
 ..................................................................................................
 NET ASSET VALUE END OF
  PERIOD                      $  9.73         $  9.80           $  9.74            $  9.68
                              -------         -------           -------            -------
 ..................................................................................................
 TOTAL RETURN (a)                5.24%           5.12%             6.56%              6.36%
 ..................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        0.87%           0.92%(b)          0.91%              0.86%(b)
 ..................................................................................................
 Expenses excluding
  indirectly paid
  expenses                       0.87%           0.90%(b)          0.90%              0.82%(b)
 ..................................................................................................
 Expenses excluding
  waivers and
  reimbursements                 1.29%           1.47%(b)          1.33%              1.27%(b)
 ..................................................................................................
 Net investment income           5.77%           6.24%(b)          6.31%              6.37%(b)
 ..................................................................................................
 PORTFOLIO TURNOVER RATE           88%             52%               74%                67%
 .................................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $18,022         $15,751           $22,684            $19,293
 ..................................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)


July 1, 1991

(Commencement of
                                            Nine Months            Year Ended September 30,                 Class
Operations)
                            Year Ended         Ended       -----------------------------------------------
through
                           June 30, 1998 June 30, 1997 (d)  1996       1995     1994      1993      1992
September 30, 1991
-------------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD         $  9.81         $  9.75      $  9.68    $  9.62  $  9.91  $   9.88  $  10.06
$ 10.00
                              -------         -------      -------    -------  -------  --------  --------
-------
 ...............................................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ...............................................................................................................................
 Net investment income           0.49            0.39        0.55 (c)    0.52     0.47      0.45
0.58          0.18
 ...............................................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments                (0.07)           0.04         0.01       0.03    (0.41)    (0.05)
(0.21)         0.06
                              -------         -------      -------    -------  -------  --------  --------
-------
 ...............................................................................................................................
 Total from investment
  operations                     0.42            0.43         0.56       0.55     0.06      0.40
0.37          0.24
                              -------         -------      -------    -------  -------  --------  --------
-------
 ...............................................................................................................................
 LESS DISTRIBUTIONS FROM
 ...............................................................................................................................
 Net investment income          (0.48)          (0.36)       (0.46)     (0.48)   (0.34)    (0.37)
(0.55)        (0.18)
 ...............................................................................................................................
 In excess of net
  investment income             (0.01)          (0.01)           0      (0.01)   (0.01)        0
0             0
 ...............................................................................................................................
 Tax basis return of
  capital                           0               0        (0.03)         0        0         0
0             0
                              -------         -------      -------    -------  -------  --------  --------
-------
 ...............................................................................................................................
 Total distributions            (0.49)          (0.37)       (0.49)     (0.49)   (0.35)    (0.37)
(0.55)        (0.18)
                              -------         -------      -------    -------  -------  --------  --------
-------
 ..............................................................................................................................
 NET ASSET VALUE END OF
  PERIOD                      $  9.74         $  9.81      $  9.75    $  9.68  $  9.62  $   9.91  $   9.88
$ 10.06
                              -------         -------      -------    -------  -------  --------  --------
-------
 ...............................................................................................................................
 TOTAL RETURN (a)                4.42%           4.53%        5.90%      5.81%    0.58%     4.16%
3.71%         2.43%
 ...............................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        1.65%           1.67% (b)    1.63%      1.53%    1.50%     1.50%
1.36%         1.19% (b)
 ..............................................................................................................................
 Expenses excluding
  indirectly paid
  expenses                       1.65%           1.65% (b)    1.62%      1.50%     --        --
--            --
 ...............................................................................................................................
 Expenses excluding
  waivers and
  reimbursements                 2.10%           2.23% (b)    2.09%      2.09%    1.93%     1.94%
2.03%         3.19% (b)
 ...............................................................................................................................
 Net investment income           5.07%           5.52% (b)    5.63%      5.46%    4.05%     4.44%
5.50%         6.42% (b)
 ...............................................................................................................................
 PORTFOLIO TURNOVER RATE           88%             52%          74%        67%      34%       60%
41%            2%
 ...............................................................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $26,056         $32,694      $44,096    $62,998  $95,761  $144,725  $186,742
$25,769
 ...............................................................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                                     February 1, 1993
                                                          Year Ended September       (Commencement of
                                           Nine Months            30,               Class Operations)
                            Year Ended        Ended       ------------------------       through
                           June 30, 1998 June 30, 1997(d)  1996      1995    1994   September 30, 1993
-------------------------------------------------------------------------------------------------------
 CLASS C SHARES
-------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD         $ 9.80          $ 9.74      $ 9.67    $ 9.60  $ 9.90        $ 9.82
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .......................................................................................................
 Net investment income          0.49            0.40        0.54(c)   0.52    0.40          0.23
 .......................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments               (0.06)           0.03        0.02      0.04   (0.35)         0.09
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 Total from investment
  operations                    0.43            0.43        0.56      0.56    0.05          0.32
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 LESS DISTRIBUTIONS FROM
 .......................................................................................................
 Net investment income         (0.48)          (0.36)      (0.46)    (0.48)  (0.34)        (0.24)
 .......................................................................................................
 In excess of net
  investment income            (0.01)          (0.01)          0     (0.01)  (0.01)            0
 .......................................................................................................
 Tax basis return of
  capital                          0               0       (0.03)        0       0             0
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 Total distributions           (0.49)          (0.37)      (0.49)    (0.49)  (0.35)        (0.24)
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 NET ASSET VALUE END OF
  PERIOD                      $ 9.74          $ 9.80      $ 9.74    $ 9.67  $ 9.60        $ 9.90
                              ------          ------      ------    ------  ------        ------
 .......................................................................................................
 TOTAL RETURN (a)               4.53%           4.53%       5.91%     5.93%   0.48%         3.28%
 ......................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                       1.65%           1.67%(b)    1.64%     1.53%   1.50%         1.50%(b)
 .......................................................................................................
 Expenses excluding
  indirectly paid
  expenses                      1.65%           1.65%(b)    1.62%     1.50%     --            --
 .......................................................................................................
 Expenses excluding
  waivers and
  reimbursements                2.09%           2.23%(b)    2.09%     2.08%   1.94%         1.67%(b)
 .......................................................................................................
 Net investment income          5.05%           5.53%(b)    5.60%     5.51%   4.08%         2.91%(b)
 .......................................................................................................
 PORTFOLIO TURNOVER RATE          88%             52%         74%       67%     34%           60%
 .......................................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $3,972          $4,105      $4,152    $2,755  $2,874        $2,077
 ......................................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from September 30 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Eleven Months     Year Ended July 31,
                            Year Ended          Ended       -------------------------
                           June 30, 1998  June 30, 1997 (d)  1996     1995     1994
-----------------------------------------------------------------------------------------
 CLASS A SHARES
-----------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD        $   8.93          $  8.73      $  8.88  $  8.84  $  9.46
                             --------          -------      -------  -------  -------
 .........................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................................
 Net investment income           0.57(c)          0.54         0.59     0.63     0.57(c)
 .........................................................................................
 Net realized and
  unrealized gain (loss)
  on investments, closed
  futures contracts and
  foreign currency
  related transactions           0.20             0.18        (0.16)    0.02    (0.59)
                             --------          -------      -------  -------  -------
 .........................................................................................
 Total from investment
  operations                     0.77             0.72         0.43     0.65    (0.02)
                             --------          -------      -------  -------  -------
 .........................................................................................
 LESS DISTRIBUTIONS FROM
 .........................................................................................
 Net investment income          (0.61)           (0.52)       (0.58)   (0.57)   (0.57)
 .........................................................................................
 In excess of net
  investment income             (0.01)               0            0    (0.04)   (0.02)
 .........................................................................................
 Tax basis return of
  capital                           0                0            0        0    (0.01)
                             --------          -------      -------  -------  -------
 .........................................................................................
 Total distributions            (0.62)           (0.52)       (0.58)   (0.61)   (0.60)
                             --------          -------      -------  -------  -------
 .........................................................................................
 NET ASSET VALUE END OF
  PERIOD                     $   9.08          $  8.93      $  8.73  $  8.88  $  8.84
                             --------          -------      -------  -------  -------
 .........................................................................................
 TOTAL RETURN (a)                8.82%            8.40%        4.95%    7.76%   (0.29%)
 .........................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        1.11%            1.12%(b)     1.10%    1.00%    1.00%
 .........................................................................................
 Expenses excluding
  indirectly paid
  expenses                       1.10%            1.10%(b)     1.08%      --       --
 ........................................................................................
 Expenses excluding
  waivers and
  reimbursements                 1.44%            1.58%(b)     1.54%    1.48%    1.80%
 .........................................................................................
 Net investment income           6.00%            6.43%(b)     6.57%    7.13%    6.81%
 .........................................................................................
 PORTFOLIO TURNOVER RATE          331%             179%         231%     149%     280%
 .........................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                $123,723          $10,341      $12,958  $14,558  $16,036
 .........................................................................................

                                         Year Ended July 31,
                           ----------------------------------------------------
                            1993     1992     1991     1990     1989     1988
---------------------------------------------------------------------------------
 CLASS A SHARES
---------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD      $  9.23  $  8.64  $  8.60  $  9.11  $  9.05  $  9.61
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .................................................................................
 Net investment income        0.70     0.71     0.72     0.67     0.69     0.72
 .................................................................................
 Net realized and
  unrealized gain (loss)
  on investments, closed
  futures contracts and
  foreign currency
  related transactions        0.18     0.60     0.05    (0.45)    0.10    (0.45)
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 Total from investment
  operations                  0.88     1.31     0.77     0.22     0.79     0.27
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 LESS DISTRIBUTIONS FROM
 .................................................................................
 Net investment income       (0.65)   (0.71)   (0.72)   (0.70)   (0.73)   (0.83)
 .................................................................................
 In excess of net
  investment income              0    (0.01)   (0.01)   (0.03)       0        0
 ..................................................................................
 Tax basis return of
  capital                        0        0        0        0        0        0
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 Total distributions         (0.65)   (0.72)   (0.73)   (0.73)   (0.73)   (0.83)
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 NET ASSET VALUE END OF
  PERIOD                   $  9.46  $  9.23  $  8.64  $  8.60  $  9.11  $  9.05
                           -------  -------  -------  -------  -------  -------
 .................................................................................
 TOTAL RETURN (a)             9.88%   15.65%    9.42%    2.71%    9.13%    2.95%
 .................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                     1.52%    1.88%    2.00%    2.00%    1.92%    1.30%
 .................................................................................
 Expenses excluding
  indirectly paid
  expenses                      --       --       --       --       --       --
 ................................................................................
 Expenses excluding
  waivers and
  reimbursements              1.99%    1.88%    2.06%    2.33%    2.19%    2.65%
 .................................................................................
 Net investment income        7.48%    7.85%    8.42%    7.90%    7.88%    7.48%
 .................................................................................
 PORTFOLIO TURNOVER RATE       160%      90%      76%     107%     148%     208%
 .................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)              $18,032  $19,288  $20,227  $23,694  $30,337  $38,615
 .................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                                        February 1, 1993
                                                                                        (Date of Initial
                                           Eleven Months     Year Ended July 31,        Public Offering)
                            Year Ended         Ended       -------------------------        through
                           June 30, 1998 June 30, 1997 (d)  1996     1995     1994       July 31, 1993
----------------------------------------------------------------------------------------------------------
 CLASS B SHARES
----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD         $  8.95         $  8.74      $  8.89  $  8.85  $  9.47         $ 9.35
                              -------         -------      -------  -------  -------         ------
 .........................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ..........................................................................................................
 Net investment income           0.48(c)         0.47         0.52     0.56     0.49(c)        0.29
 ..........................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments, closed
  futures contracts and
  foreign currency
  related transactions           0.21            0.20        (0.16)    0.02    (0.58)          0.12
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 Total from investment
  operations                     0.69            0.67         0.36     0.58    (0.09)          0.41
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 LESS DISTRIBUTIONS FROM
 ..........................................................................................................
 Net investment income          (0.54)          (0.46)       (0.51)   (0.51)   (0.49)         (0.29)
 ..........................................................................................................
 In excess of net
  investment income             (0.01)              0            0    (0.03)   (0.03)             0
 ..........................................................................................................
 Tax basis return of
  capital                           0               0            0        0    (0.01)             0
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 Total distributions            (0.55)          (0.46)       (0.51)   (0.54)   (0.53)         (0.29)
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 NET ASSET VALUE END OF
  PERIOD                      $  9.09         $  8.95      $  8.74  $  8.89  $  8.85         $ 9.47
                              -------         -------      -------  -------  -------         ------
 ..........................................................................................................
 TOTAL RETURN (a)                7.89%           7.81%        4.10%    6.87%   (1.05%)         4.42%
 ..........................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        1.86%           1.87%(b)     1.85%    1.75%    1.75%          1.76%(b)
 ..........................................................................................................
 Expenses excluding
  indirectly paid
  expenses                       1.85%           1.85%(b)     1.83%      --       --             --
 ..........................................................................................................
 Expenses excluding
  waivers and
  reimbursements                 2.22%           2.35%(b)     2.32%    2.21%    2.36%          2.71%(b)
 ..........................................................................................................
 Net investment income           5.28%           5.68%(b)     5.82%    6.38%    5.48%          5.67%(b)
 ..........................................................................................................
 PORTFOLIO TURNOVER RATE          331%            179%         231%     149%     280%           160%
 ..........................................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $10,763         $11,368      $16,034  $17,985  $17,819         $8,159
 ..........................................................................................................

                                                                                       February 1, 1993
                                                                                       (Date of Initial
                                           Eleven Months    Year Ended July 31,        Public Offering)
                            Year Ended         Ended       ------------------------        through
                           June 30, 1998 June 30, 1997 (d)  1996    1995     1994       July 31, 1993
--------------------------------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD         $ 8.94          $ 8.74       $ 8.89  $  8.85  $  9.46         $ 9.35
                              ------          ------       ------  -------  -------         ------
 .........................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................................................
 Net investment income          0.49(c)         0.46         0.52     0.55     0.49(c)        0.29
 .........................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments, closed
  futures contracts and
  foreign currency
  related transactions          0.21            0.20        (0.16)    0.03    (0.57)          0.11
                              ------          ------       ------  -------  -------         ------
 .........................................................................................................
 Total from investment
  operations                    0.70            0.66         0.36     0.58    (0.08)          0.40
                              ------          ------       ------  -------  -------         ------
 ........................................................................................................
 LESS DISTRIBUTIONS FROM
 .........................................................................................................
 Net investment income         (0.54)          (0.46)       (0.51)   (0.51)   (0.49)         (0.29)
 .........................................................................................................
 In excess of net
  investment income            (0.01)              0            0    (0.03)   (0.03)             0
 .........................................................................................................
 Tax basis return of
  capital                          0               0            0        0    (0.01)             0
                              ------          ------       ------  -------  -------         ------
 ........................................................................................................
 Total distributions           (0.55)          (0.46)       (0.51)   (0.54)   (0.53)         (0.29)
                              ------          ------       ------  -------  -------         ------
 .........................................................................................................
 NET ASSET VALUE END OF
  PERIOD                      $ 9.09          $ 8.94       $ 8.74  $  8.89  $  8.85         $ 9.46
                              ------          ------       ------  -------  -------         ------
 .........................................................................................................
 TOTAL RETURN (a)               8.01%           7.70%        4.10%    6.87%   (0.95%)         4.31%
 .........................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                       1.86%           1.87%(b)     1.85%    1.75%    1.75%          1.77%(b)
 .........................................................................................................
 Expenses excluding
  indirectly paid
  expenses                      1.85%           1.85%(b)     1.83%      --       --             --
 .........................................................................................................
 Expenses excluding
  waivers and
  reimbursements                2.21%           2.35%(b)     2.31%    2.23%    2.37%          2.61%(b)
 .........................................................................................................
 Net investment income          5.26%           5.68%(b)     5.82%    6.37%    5.44%          5.61%(b)
 .........................................................................................................
 PORTFOLIO TURNOVER RATE         331%            179%         231%     149%     280%           160%
 .........................................................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $5,439          $7,259       $9,084  $10,185  $13,086         $7,522
 .........................................................................................................

(a) Excluding applicable sales charges.
(b) Annualized
(c) Calculation based on average shares outstanding.
(d) The Fund changed its fiscal year end from July 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                           January 26, 1998
                                                            (Commencement
                                                         of Class Operations)
                                                               through
                                                            June 30, 1998
-----------------------------------------------------------------------------
 CLASS Y SHARES
-----------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF PERIOD                           $  9.09
                                                               -------
 .............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .............................................................................
 Net investment income                                            0.24(b)
 .............................................................................
 Net realized and unrealized gain (loss) on investments
  and foreign currency related transactions                      (0.01)
                                                               -------
 .............................................................................
 Total from investment operations                                 0.23
                                                               -------
 ............................................................................
 LESS DISTRIBUTIONS FROM
 .............................................................................
 Net investment income                                           (0.24)
 .............................................................................
 In excess of net investment income                                  0(c)
 ............................................................................
 Total distributions                                             (0.24)
                                                               -------
 .............................................................................
 NET ASSET VALUE END OF PERIOD                                 $  9.08
                                                               -------
 .............................................................................
 TOTAL RETURN                                                     2.58%
 .............................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                                         0.86%(a)
 .............................................................................
 Expenses excluding indirectly paid expenses                      0.85%(a)
 .............................................................................
 Expenses excluding waivers and reimbursements                    1.10%(a)
 .............................................................................
 Net investment income                                            6.23%(a)
 .............................................................................
 PORTFOLIO TURNOVER RATE                                           331%
 ............................................................................
 NET ASSETS END OF PERIOD (THOUSANDS)                          $63,721
 .............................................................................

(a) Annualized
(b) Calculation based on average shares outstanding.
(c) Represents an amount less than $0.01 per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                 Intermediate Term Government Securities Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                       May 2, 1995
                                                                      (Commencement
                           Year Ended June 30,       Ten Months    of Class Operations)
                           ---------------------       Ended             through
                              1998       1997     June 30,1996 (c)   August 31, 1995
---------------------------------------------------------------------------------------
 CLASS A SHARES
---------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $    10.02  $    9.99       $10.15             $ 9.95
                           ----------  ---------       ------             ------
 .......................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income           0.55       0.55         0.46               0.19
 .......................................................................................
 Net realized and
  unrealized gain (loss)
  on investments                 0.19       0.03        (0.16)              0.20
                           ----------  ---------       ------             ------
 .......................................................................................
 Total from investment
  operations                     0.74       0.58         0.30               0.39
                           ----------  ---------       ------             ------
 .......................................................................................
 LESS DISTRIBUTIONS FROM
  NET INVESTMENT INCOME         (0.55)     (0.55)       (0.46)             (0.19)
                           ----------  ---------       ------             ------
 .......................................................................................
 NET ASSET VALUE END OF
  YEAR                     $    10.21  $   10.02       $ 9.99             $10.15
                           ----------  ---------       ------             ------
 ......................................................................................
 TOTAL RETURN (a)                7.55%      6.00%        3.00%              3.90%
 .......................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        0.83%      0.86%        0.81%(b)           0.80%(b)
 .......................................................................................
 Expenses excluding
  indirectly paid
  expenses                       0.83%      0.86%          --                 --
 .......................................................................................
 Expenses excluding
  waivers and
  reimbursements                 1.02%      0.94%        1.06%(b)           1.34%(b)
 .......................................................................................
 Net investment income           5.39%      5.47%        5.49%(b)           5.42%(b)
 ......................................................................................
 PORTFOLIO TURNOVER RATE           45%        68%          28%                45%
 .......................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   81,034  $     571       $  497             $    9
 ......................................................................................

                                                              February 9, 1996
                                                               (Commencement
                                      Year Ended June 30,   of Class Operations)
                                      --------------------        through
                                        1998       1997        June 30, 1996
---------------------------------------------------------------------------------
 CLASS B SHARES
---------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF YEAR    $   10.02  $    9.99         $10.38
                                      ---------  ---------         ------
 .................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
 Net investment income                     0.46       0.45           0.18
 .................................................................................
 Net realized and unrealized gain
  (loss) on investments                    0.19       0.04          (0.39)
                                      ---------  ---------         ------
 .................................................................................
 Total from investment operations          0.65       0.49          (0.21)
                                      ---------  ---------         ------
 .................................................................................
 LESS DISTRIBUTIONS FROM NET
  INVESTMENT INCOME                       (0.46)     (0.46)         (0.18)
                                      ---------  ---------         ------
 .................................................................................
 NET ASSET VALUE END OF YEAR          $   10.21  $   10.02         $ 9.99
                                      ---------  ---------         ------
 .................................................................................
 TOTAL RETURN (a)                          6.57%      5.03%         (1.99)%
 .................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                  1.82%      1.81%          1.80%(b)
 .................................................................................
 Expenses excluding indirectly paid
  expenses                                 1.82%      1.81%            --
 .................................................................................
 Expenses excluding waivers and
  reimbursements                           1.82%      1.89%          1.91%(b)
 ................................................................................
 Net investment income                     4.49%      4.53%          4.62%(b)
 .................................................................................
 PORTFOLIO TURNOVER RATE                     45%        68%            28%
 .................................................................................
 NET ASSETS END OF YEAR (THOUSANDS)   $   1,052  $     742         $  359
 .................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) The Fund changed its fiscal year end from August 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                 Intermediate Term Government Securities Fund

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                                              April 10, 1996
                                                              (Commencement
                                   Year Ended June 30,     of Class Operations)
                                   ----------------------        through
                                     1998         1997        June 30, 1996
--------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF
  YEAR                             $   10.02    $    9.99         $10.01
                                   ---------    ---------         ------
 ................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ................................................................................
 Net investment income                  0.45(c)      0.40           0.11
 ................................................................................
 Net realized and unrealized gain
  (loss) on investments                 0.20         0.09          (0.02)
                                   ---------    ---------         ------
 ...............................................................................
 Total from investment operations       0.65         0.49           0.09
                                   ---------    ---------         ------
 ................................................................................
 LESS DISTRIBUTIONS FROM NET
  INVESTMENT INCOME                    (0.46)       (0.46)         (0.11)
                                   ---------    ---------         ------
 ...............................................................................
 NET ASSET VALUE END OF YEAR       $   10.21    $   10.02         $ 9.99
                                   ---------    ---------         ------
 ................................................................................
 TOTAL RETURN (a)                       6.57%        5.03%          0.89%
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET ASSETS
 Expenses                               1.83%        1.81%          1.80%(b)
 ................................................................................
 Expenses excluding indirectly
  paid expenses                         1.83%        1.81%            --
 ................................................................................
 Expenses excluding waivers and
  reimbursements                        1.83%        1.90%          1.91%(b)
 ...............................................................................
 Net investment income                  4.54%        4.53%          4.47%(b)
 ................................................................................
 PORTFOLIO TURNOVER RATE                  45%          68%            28%
 ................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                           $126          $12            $32
 ................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.

                                                                                                    November 1,
1991
                                                                                                     (Commencement
                           Year Ended June 30,      Ten Months       Year Ended August 31,        of Class
Operations)
                           --------------------        Ended       -----------------------------        through
                             1998       1997     June 30, 1996 (b)   1995      1994       1993      August 31,
1992
-----------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
-----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $   10.02  $    9.99       $ 10.15      $   9.92  $  10.61   $  10.41        $ 10.00
                           ---------  ---------       -------      --------  --------   --------        -------
 ......................................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .......................................................................................................................
 Net investment income          0.56       0.56          0.46          0.55      0.54       0.57           0.48
 .......................................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments                0.19       0.03         (0.16)         0.23     (0.64)      0.24           0.40
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 Total from investment
  operations                    0.75       0.59          0.30          0.78     (0.10)      0.81           0.88
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 LESS DISTRIBUTIONS FROM
 .......................................................................................................................
 Net investment income         (0.56)     (0.56)        (0.46)        (0.55)    (0.54)     (0.58)         (0.47)
 .......................................................................................................................
 Net realized gains on
  investments                      0          0             0             0     (0.05)     (0.03)             0
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 Total distributions           (0.56)     (0.56)        (0.46)        (0.55)    (0.59)     (0.61)         (0.47)
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 NET ASSET VALUE END OF
  YEAR                     $   10.21  $   10.02       $  9.99      $  10.15  $   9.92   $  10.61        $ 10.41
                           ---------  ---------       -------      --------  --------   --------        -------
 .......................................................................................................................
 TOTAL RETURN                   7.63%      6.08%         3.00%         8.16%    (0.99%)     8.03%          9.04%
 .......................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                       0.82%      0.81%         0.80%(a)      0.70%     0.55%      0.55%
0.55%(a)
 .......................................................................................................................
  Expenses excluding
   indirectly paid
   expenses                     0.82%      0.81%           --            --        --         --             --
 ......................................................................................................................
  Expenses excluding
   waivers and
   reimbursements               0.82%      0.89%         0.87%(a)      0.84%     0.82%      0.83%
0.86%(a)
 .......................................................................................................................
  Net investment income         5.47%      5.52%         5.47%(a)      5.54%     5.22%      5.48%
5.68%(a)
 .......................................................................................................................
 PORTFOLIO TURNOVER RATE          45%        68%           28%           45%       45%        31%            47%
 .......................................................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  99,729  $  71,588       $87,004      $106,066  $106,448   $119,172        $87,648
 .......................................................................................................................

(a) Annualized.
(b) The Fund changed its fiscal year end from August 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                             Year Ended June 30,         Six Months     Year Ended December 31,
                           -------------------------        Ended       ---------------------------
                            1998     1997     1996    June 30, 1995 (c)    1994            1993
----------------------------------------------------------------------------------------------------
 CLASS A SHARES
----------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $  9.83  $  9.82  $ 10.02       $  9.52      $     10.42     $     10.41
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ....................................................................................................
 Net investment income        0.61     0.63     0.63          0.32             0.65            0.65
 ....................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments              0.07     0.02    (0.19)         0.50            (0.91)           0.19
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 Total from investment
  operations                  0.68     0.65     0.44          0.82            (0.26)           0.84
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 LESS DISTRIBUTIONS FROM
 ....................................................................................................
 Net investment income       (0.61)   (0.64)   (0.64)        (0.32)           (0.64)          (0.65)
 ...................................................................................................
 In excess of net
  investment income              0        0        0             0                0               0
 ....................................................................................................
 Net realized gains on
  investments                    0        0        0             0                0           (0.18)
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 Total distributions         (0.61)   (0.64)   (0.64)        (0.32)           (0.64)          (0.83)
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 NET ASSET VALUE END OF
  YEAR                     $  9.90  $  9.83  $  9.82       $ 10.02      $      9.52     $     10.42
                           -------  -------  -------       -------      -----------     -----------
 ....................................................................................................
 TOTAL RETURN (a)             7.08%    6.77%    4.45%         8.77%           (2.57)%          8.29%
 ....................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                     0.80%    0.72%    0.79%         0.77%(b)         0.75%(b)        0.93%
 ....................................................................................................
 Expenses excluding
  indirectly paid
  expenses                    0.80%    0.72%      --            --               --              --
 ....................................................................................................
 Expenses excluding
  waivers and
  reimbursements              0.80%      --       --            --               --              --
 ....................................................................................................
 Net investment income        6.14%    6.37%    6.35%         6.58%(b)         6.46%(b)        6.15%
 ....................................................................................................
 PORTFOLIO TURNOVER RATE        68%      45%      76%           34%              48%             73%
 ...................................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $16,848  $17,703  $18,630       $18,898      $    19,127     $    22,865
 ....................................................................................................

                                                                                          January 28, 1989
                                                                                          (Commencement of
                           Year Ended December 31,        Nine Months           Year      Class Operations)
                           ------------------------          Ended             Ended           through
                              1992         1991      December 31, 1990 (d) March 31, 1990  March 31, 1989
-----------------------------------------------------------------------------------------------------------
 CLASS A SHARES
-----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $     10.54  $      9.99         $  9.72            $ 9.50          $  9.70
                           -----------  -----------         -------            ------          -------
 ..........................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ...........................................................................................................
 Net investment income            0.71         0.73            0.55              0.79             0.10
 ..........................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments                 (0.06)        0.60            0.24              0.20            (0.14)
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 Total from investment
  operations                      0.65         1.33            0.79              0.99            (0.04)
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 LESS DISTRIBUTIONS FROM
 ...........................................................................................................
 Net investment income           (0.67)       (0.70)          (0.52)            (0.77)           (0.16)
 ..........................................................................................................
 In excess of net
  investment income                  0        (0.01)              0                 0                0
 ...........................................................................................................
 Net realized gains on
  investments                    (0.11)       (0.07)              0                 0                0
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 Total distributions             (0.78)       (0.78)          (0.52)            (0.77)           (0.16)
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 NET ASSET VALUE END OF
  YEAR                     $     10.41  $     10.54         $  9.99            $ 9.72          $  9.50
                           -----------  -----------         -------            ------          -------
 ...........................................................................................................
 TOTAL RETURN (a)                 6.39%       13.74%           8.31%            10.51%           (0.31)%
 ..........................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         0.90%        0.80%           1.01%(b)          1.00%            1.78%(b)
 ...........................................................................................................
 Expenses excluding
  indirectly paid
  expenses                          --           --              --                --               --
 ...........................................................................................................
 Expenses excluding
  waivers and
  reimbursements                    --         0.89%           1.82%(b)          1.50%              --
 ...........................................................................................................
 Net investment income            6.79%        7.30%           7.53%(b)          7.57%            6.10%(b)
 ...........................................................................................................
 PORTFOLIO TURNOVER RATE            66%          53%             27%               32%              18%
 ...........................................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $    21,488  $    17,680         $11,765            $6,496          $11,580
 ..........................................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) The Fund changes its fiscal year end from December 31 to June 30.
(d) The Fund changes its fiscal year end from March 31 to December 31.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                                                                            January 25, 1993
                                                                                             (Commencement
                             Year Ended June 30,         Six Months                       of Class Operations)
                           -------------------------        Ended          Year Ended           through
                            1998     1997     1996    June 30, 1995 (c) December 31, 1994  December 31, 1993
-------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $  9.85  $  9.84  $ 10.04       $  9.54           $ 10.44             $10.57
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ............................................................................................................
 Net investment income        0.52     0.54     0.55          0.28              0.58               0.58
 .............................................................................................................
 Net realized and
  unrealized gain (loss)
  on investments              0.07     0.01    (0.19)         0.50             (0.92)              0.05
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 Total from investment
  operations                  0.59     0.55     0.36          0.78             (0.34)              0.63
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 LESS DISTRIBUTIONS FROM
 .............................................................................................................
 Net investment income       (0.52)   (0.54)   (0.56)        (0.28)            (0.56)             (0.58)
 .............................................................................................................
 Net realized gains on
  investments                    0        0        0             0                 0              (0.18)
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 Total distributions         (0.52)   (0.54)   (0.56)        (0.28)            (0.56)             (0.76)
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 NET ASSET VALUE END OF
  YEAR                     $  9.92  $  9.85  $  9.84       $ 10.04           $  9.54             $10.44
                           -------  -------  -------       -------           -------             ------
 .............................................................................................................
 TOTAL RETURN (a)             6.11%    5.78%    3.62%         8.31%            (3.33%)             6.08%
 .............................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                     1.70%    1.62%    1.69%         1.67%(b)          1.50%              1.57%(b)
 .............................................................................................................
 Expenses excluding
  indirectly paid
  expenses                    1.70%    1.62%      --            --                --                 --
 .............................................................................................................
 Net investment income        5.23%    5.48%    5.45%         5.68%(b)          5.75%              5.42%(b)
 .............................................................................................................
 PORTFOLIO TURNOVER RATE        68%      45%      76%           34%               48%                73%
 .............................................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $22,689  $22,237  $21,006       $17,366           $17,625             $8,876
 .............................................................................................................

                                                                      September 6, 1994
                                                                        (Commencement
                           Year Ended June 30,        Six Months     of Class Operations)
                           ----------------------        Ended             through
                            1998    1997    1996   June 30, 1995 (c)  December 31, 1994
------------------------------------------------------------------------------------------
 CLASS C SHARES
------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF YEAR        $ 9.85  $ 9.84  $10.05       $ 9.55              $9.85
                           ------  ------  ------       ------              -----
 ..........................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ..........................................................................................
 Net investment income       0.52    0.54    0.55         0.26               0.18
 ..........................................................................................
 Net realized and
  unrealized gain (loss)
  on investments             0.07    0.01   (0.20)        0.50              (0.30)
                           ------  ------  ------       ------              -----
 .........................................................................................
 Total from investment
  operations                 0.59    0.55    0.35         0.76              (0.12)
                           ------  ------  ------       ------              -----
 ..........................................................................................
 LESS DISTRIBUTIONS FROM
  NET INVESTMENT INCOME     (0.52)  (0.54)  (0.56)       (0.26)             (0.18)
                           ------  ------  ------       ------              -----
 ..........................................................................................
 NET ASSET VALUE END OF
  YEAR                     $ 9.92  $ 9.85  $ 9.84       $10.05              $9.55
                           ------  ------  ------       ------              -----
 ..........................................................................................
 TOTAL RETURN (a)            6.11%   5.77%   3.51%        8.23%             (1.27%)
 ..........................................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                    1.70%   1.62%   1.69%        1.67%(b)           1.65%(b)
 ..........................................................................................
 Expenses excluding
  indirectly paid
  expenses                   1.70%   1.62%     --           --                 --
 ..........................................................................................
 Net investment income       5.25%   5.47%   5.46%        5.69%(b)           5.87%(b)
 ..........................................................................................
 PORTFOLIO TURNOVER RATE       68%     45%     76%          34%                48%
 .........................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $1,143  $1,029  $1,155       $  527              $ 512
 ..........................................................................................

(a) Excluding applicable sales charges.
(b) Annualized.
(c) The Fund changed its fiscal year end from December 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout each year)

                                    Year Ended June 30,           Six Months
                                 ----------------------------        Ended
                                   1998      1997      1996    June 30, 1995 (b)
-------------------------------------------------------------------------------
 CLASS Y SHARES
-------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF
  YEAR                           $   9.83  $   9.82  $  10.02      $   9.52
                                 --------  --------  --------      --------
 ..............................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ...............................................................................
 Net investment income               0.62      0.64      0.64          0.33
 ...............................................................................
 Net realized and unrealized
  gain (loss) on investments         0.07      0.02     (0.19)         0.49
                                 --------  --------  --------      --------
 ...............................................................................
 Total from investment
  operations                         0.69      0.66      0.45          0.82
                                 --------  --------  --------      --------
 ...............................................................................
 LESS DISTRIBUTIONS FROM
 .........................................................................
 Net investment income              (0.62)    (0.65)    (0.65)        (0.32)
 ..............................................................................
 In excess of net investment
  income                                0         0         0             0
 ...............................................................................
 Net realized gains on
  investments                           0         0         0             0
                                 --------  --------  --------      --------
 ..............................................................................
 Total distributions                (0.62)    (0.65)    (0.65)        (0.32)
                                 --------  --------  --------      --------
 ...............................................................................
 NET ASSET VALUE END OF YEAR     $   9.90  $   9.83  $   9.82      $  10.02
                                 --------  --------  --------      --------
 ...............................................................................
 TOTAL RETURN                        7.19%     6.88%     4.63%         8.80%
 ...............................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET ASSETS
 Expenses                            0.70%     0.62%     0.69%         0.67%(a)
 ...............................................................................
 Expenses excluding indirectly
  paid expenses                      0.70%     0.62%       --            --
 ...............................................................................
 Expenses excluding waivers
  and reimbursements                 0.70%     0.62%     0.69%         0.67%(a)
 ...............................................................................
 Net investment income               6.25%     6.48%     6.45%         6.68%(a)
 ..............................................................................
 PORTFOLIO TURNOVER RATE               68%       45%       76%           34%
 ...............................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                    $348,358  $357,706  $352,095      $347,050
 ...............................................................................

                                                              January 4, 1991
                                                               (Commencement
                              Year Ended December 31,       of Class Operations)
                             -----------------------------        through
                               1994       1993      1992     December 31, 1991
-------------------------------------------------------------------------------
 CLASS Y SHARES
-------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING
  OF YEAR                    $  10.43   $  10.41  $  10.54        $  10.06
                             --------   --------  --------        --------
 ...............................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ...............................................................................
 Net investment income           0.65       0.69      0.70            0.71
 ...............................................................................
 Net realized and
  unrealized gain (loss)
  on investments                (0.91)      0.19     (0.02)           0.56
                             --------   --------  --------        --------
 ...............................................................................
 Total from investment
  operations                    (0.26)      0.88      0.68            1.27
                             --------   --------  --------        --------
 ...............................................................................
 LESS DISTRIBUTIONS FROM
 ...............................................................................
 Net investment income          (0.65)     (0.68)    (0.70)          (0.71)
 ...............................................................................
 In excess of net
  investment income                 0          0         0           (0.01)
 ...............................................................................
 Net realized gains on
  investments                       0      (0.18)    (0.11)          (0.07)
                             --------   --------  --------        --------
 ...............................................................................
 Total distributions            (0.65)     (0.86)    (0.81)          (0.79)
                             --------   --------  --------        --------
 ...............................................................................
 NET ASSET VALUE END OF
  YEAR                       $   9.52   $  10.43  $  10.41        $  10.54
                             --------   --------  --------        --------
 ...............................................................................
 TOTAL RETURN                   (2.55)%     8.67%     6.64%          13.80%
 ...............................................................................
 RATIOS/SUPPLEMENTAL DATA
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                        0.65%      0.66%     0.69%           0.69%(a)
 ...............................................................................
 Expenses excluding
  indirectly paid expenses         --         --                        --
 ...............................................................................
 Expenses excluding
  waivers and
  reimbursements                 0.65%      0.66%     0.69%           0.69%(a)
 ...............................................................................
 Net investment income           6.56%      6.41%     6.67%           7.12%(a)
 ...............................................................................
 PORTFOLIO TURNOVER RATE           48%        73%       66%             53%
 ..............................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $345,025   $376,445  $324,068        $256,254
 ...............................................................................

(a) Annualized.
(b) The Fund changed its fiscal year end from December 31 to June 30.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Capital Preservation and Income Fund

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 ADJUSTABLE RATE MORTGAGE SECURITIES - 69.2%
            FHLMC - 30.4%
 $  613,120 FHLMC Pool #605343, Cap 13.61%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.77%, 3/1/19......................................   $   639,944
  1,627,748 FHLMC Pool #605386, Cap 12.87%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.75%, 9/1/17......................................     1,700,231
    557,719 FHLMC Pool #606541, Cap 13.55%, Margin 2.79%+ WTAL,
             Resets Annually,
             7.58%, 3/1/21......................................       583,167
  1,096,311 FHLMC Pool #606679, Cap 12.08%, Margin 2.88%+ WTAL,
             Resets Annually,
             7.74%, 10/1/21.....................................     1,140,163
    359,688 FHLMC Pool #607352, Cap 13.61%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.79%, 4/1/22......................................       377,899
  2,722,010 FHLMC Pool #608034, Cap 14.78%, Margin 2.22%+ WTAL,
             Resets Annually,
             7.08%, 6/1/16......................................     2,790,060
    137,902 FHLMC Pool #645062, Cap 14.14%, Margin 2.90%+ WTAL,
             Resets Annually,
             7.98%, 5/1/19......................................       143,074
    329,286 FHLMC Pool #785114, Cap 13.31%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.79%, 7/1/19......................................       344,051
     50,844 FHLMC Pool #785147, Cap 12.78%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.55%, 5/1/20......................................        51,463
  1,302,119 FHLMC Pool #845063, Cap 12.10%, Margin 2.83%+ WTAL,
             Resets Annually,
             7.76%, 11/1/21.....................................     1,346,066
  2,343,747 FHLMC Pool #845070, Cap 11.84%, Margin 2.78%+ WTAL,
             Resets Annually,
             7.67%, 1/1/22......................................     2,430,173
  1,649,372 FHLMC Pool #845082, Cap 12.58%, Margin 2.69%+ WTAL,
             Resets Annually,
             7.52%, 3/1/22......................................     1,692,668
    945,107 FHLMC Pool #846163, Cap 13.07%, Margin 2.71%+ WTAL,
             Resets Annually,
             7.53%, 7/1/30......................................       981,881
    374,893 FHLMC Pool #865220, Cap 15.08%, Margin 2.35%+ WTAL,
             Resets Triennially,
             8.32%, 4/1/20......................................       384,149
                                                                   -----------
                                                                    14,604,989
                                                                   -----------
            FNMA - 38.8%
    255,689 FNMA Pool #062610, Cap 12.75%, Margin 2.75%+ CMT,
             Resets Annually,
             8.00%, 6/1/18......................................       264,799

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

 ADJUSTABLE RATE MORTGAGE SECURITIES - CONTINUED
            FNMA - CONTINUED
 $  331,250 FNMA Pool #070033, Cap 14.31%, Margin 2.60%+ CMT,
             Resets Annually,
             7.38%, 10/1/17.......................................  $   343,258
  1,354,358 FNMA Pool #070119, Cap 12.00%, Margin 2.76%+ CMT,
             Resets Annually,
             7.67%, 11/1/17.......................................    1,404,300
    247,811 FNMA Pool #070327, Cap 12.95%, Margin 2.75%+ CMT,
             Resets Annually,
             7.46%, 6/1/19........................................      257,297
  1,340,201 FNMA Pool #090678, Cap 13.15%, Margin 2.70%+ CMT,
             Resets Annually,
             7.54%, 9/1/18........................................    1,400,296
    339,211 FNMA Pool #092086, Cap 15.55%, Margin 2.75%+ CMT,
             Resets Annually,
             7.42%, 10/1/16.......................................      348,170
    766,342 FNMA Pool #094564, Cap 15.84%, Margin 2.50%+ CMT,
             Resets Annually,
             7.33%, 1/1/16........................................      793,042
    904,757 FNMA Pool #095405, Cap 13.65%, Margin 2.73%+ CMT,
             Resets Annually,
             7.65%, 12/1/19.......................................      937,554
    428,145 FNMA Pool #102905, Cap 13.11%, Margin 2.82%+ CMT,
             Resets Annually,
             7.44%, 7/1/20........................................      448,884
    281,328 FNMA Pool #105007, Cap 13.33%, Margin 2.75%+ CMT,
             Resets Annually,
             7.60%, 7/1/19........................................      291,175
    252,610 FNMA Pool #114714, Cap 12.60%, Margin 2.75%+ CMT,
             Resets Annually,
             7.28%, 3/1/19........................................      262,083
    828,027 FNMA Pool #124015, Cap 13.24%, Margin 2.58%+ CMT,
             Resets Annually,
             7.38%, 11/1/18.......................................      856,494
    714,866 FNMA Pool #124204, Cap 13.51%, Margin 2.71%+ CMT,
             Resets Annually,
             7.50%, 1/1/22........................................      740,000
  2,641,683 FNMA Pool #124289, Cap 13.46%, Margin 2.67%+ CMT,
             Resets Annually,
             7.48%, 9/1/21........................................    2,764,283
  1,143,805 FNMA Pool #124945, Cap 12.54%, Margin 2.78%+ CMT,
             Resets Annually,
             7.59%, 1/1/31........................................    1,187,418
    291,215 FNMA Pool #142963, Cap 11.03%, Margin 2.63%+ CMT,
             Resets Annually,
             7.45%, 1/1/22........................................      295,447
  1,920,414 FNMA Pool #313663, Cap 12.96%, Margin 2.81%+ CMT,
             Resets Annually,
             7.39%, 5/1/22........................................    2,000,226

                                   EVERGREEN
                     Capital Preservation and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

 ADJUSTABLE RATE MORTGAGE SECURITIES - CONTINUED
            FNMA - CONTINUED
 $1,064,457 FNMA Pool #313994, Cap 9.83%, 2.48%+ Six Month LIBOR,
             7.46%, 12/1/23......................................   $ 1,083,564
  1,379,137 FNMA Pool #331526, Cap 11.17%, Margin 2.75%+ CMT,
             Resets Annually,
             6.15%, 5/1/36.......................................     1,387,536
    132,996 FNMA Pool #391290, Cap 12.68%, Margin 2.71%+ CMT,
             Resets Annually,
             7.59%, 2/1/17.......................................       136,675
  1,422,375 FNMA Pool #423207, Cap 11.87%, Margin 2.75%+ CMT,
             Resets Annually,
             5.87%, 4/1/38.......................................     1,433,488
                                                                    -----------
                                                                     18,635,989
                                                                    -----------
            Total Adjustable Rate Mortgage Securities (cost
             $33,150,562)........................................    33,240,978
                                                                    -----------
 ASSET-BACKED SECURITIES - 9.0%
  1,000,000 Carco Auto Loan Master Trust,
             Series 1997-1, Class A,
             6.69%, 8/15/04......................................     1,005,690
  1,580,326 CoreStates Home Equity Trust,
             Series 1994-1, Class A,
             6.65%, 5/15/09......................................     1,590,914
  1,713,109 Merrill Lynch Mortgage Investors, Inc., Series 1992-
             B, Class B,
             8.50%, 4/15/12......................................     1,743,089
                                                                    -----------
            Total Asset-Backed Securities
             (cost $4,334,129)...................................     4,339,693
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.3%
     14,937 FHLMC CMO, Series 11 Class 11C,
             (Est. Mat. 1998), (a)
             9.50%, 4/15/19......................................        15,175
  1,305,666 FHLMC Strip, Series 20, Class F,
             6.57%, 7/1/29.......................................     1,311,379
    559,018 FNMA, Series 1993-160, Class PD, 5.60%, 10/25/12.....       556,921
    918,065 Nomura Depositor Trust,
             Series 1998-ST1, Class A1,
             5.94%, 2/15/34 (b) .................................       918,065
  1,184,818 Prudential Home Mortgage Securities, Series 1990-12,
             Class A1,
             8.15%, 11/25/20.....................................     1,196,296
                                                                    -----------
            Total Collateralized Mortgage Obligations
             (cost $3,997,932)...................................     3,997,836
                                                                    -----------

(a) The estimated maturity of a Collateralized Mortgage Obligation (CMO) is based on current and projected prepayment rates. Changes in inter-est rates can cause the estimated maturity to differ from the listed date.
(b) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Secu-rities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(c) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at June 30, 1998.

LEGEND OF PORTFOLIO ABBREVIATIONS
CMT   1, 3, or 5 year Constant Maturity Treasury Index
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association
LIBOR London Interbank Overnight Rate
WTAL  1 to 3 year Weekly Treasury Average Lookback

--------------------------------------------------------------------------------
    Principal
     Amount                                                            Value
--------------------------------------------------------------------------------

 FIXED RATE MORTGAGE SECURITIES - 6.3%
                 FHLMC - 1.7%
 $       436,116 FHLMC Pool #B00078,
                  10.50%, 10/1/05................................   $   450,451
         346,064 FHLMC Pool #B00475,
                  10.50%, 4/1/04.................................       361,149
                                                                    -----------
                                                                        811,600
                                                                    -----------
                 FNMA - 1.8%
         380,227 FNMA Pool #002497,
                  11.00%, 1/1/16.................................       422,786
         166,499 FNMA Pool #058442,
                  11.00%, 1/1/18.................................       183,014
         256,995 FNMA Pool #100051,
                  9.50%, 4/15/05.................................       267,516
                                                                    -----------
                                                                        873,316
                                                                    -----------
                 GNMA - 2.8%
       1,286,393 GNMA Pool #268164,
                  10.25%, 11/15/29...............................     1,335,404
                                                                    -----------
                 Total Fixed Rate Mortgage Securities
                  (cost $3,049,005)..............................     3,020,320
                                                                    -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.0%
 (COST $499,610)
         500,000 Federal Home Loan Bank,
                  5.625%, 3/19/01................................       499,060
                                                                    -----------
 U.S. TREASURY OBLIGATIONS - 4.2%
         600,000 5.75%, 11/30/02.................................       604,968
       1,380,000 6.25%, 8/31/02..................................     1,416,004
                                                                    -----------
                 Total U.S. Treasury Obligations
                  (cost $2,020,391)..............................     2,020,972
                                                                    -----------
 REPURCHASE AGREEMENT - 0.6% (COST $267,000)
         267,000 Keystone Joint Repurchase Agreement,
                  (6.06% dated 6/30/98 due 7/1/98, maturity value
                  $267,045) (c) .................................       267,000
                                                                    -----------
            TOTAL INVESTMENTS -
             (COST $47,318,629)............................   98.6%  47,385,859
            OTHER ASSETS AND
             LIABILITIES - NET.............................    1.4      664,334
                                                             -----  -----------
            NET ASSETS -...................................  100.0% $48,050,193
                                                             =====  ===========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 ASSET-BACKED SECURITIES - 2.9% (B)
 $1,000,000 California Infrastructure PG&E,
             Series 1997-1 Certificate,
             Class A4 (Est. Maturity 2000),
             6.16%, 6/25/03.....................................   $  1,003,281
  2,500,000 Contimortgage Home Equity Loan Trust,
             Series 1998-1 Class A6
             (Est. Maturity 2003),
             6.58%, 12/15/18....................................      2,523,950
  1,044,800 CoreStates Home Equity Trust,
             Series 1994-1 Class A
             (Est. Maturity 2000),
             6.65%, 5/15/09.....................................      1,051,800
    187,779 Merrill Lynch Mortgage Investors, Inc.,
             Series 1990-I Class A
             (Est. Maturity 1999),
             9.20%, 1/15/11.....................................        188,072
  1,000,000 Southern Pacific Secured Assets Corp., Series 1996-3
             Class A4
             (Est. Maturity 2002),
             7.60%, 10/25/27....................................      1,033,438
                                                                   ------------
            Total Asset-Backed Securities
             (cost $5,727,737)..................................      5,800,541
                                                                   ------------
 CORPORATE BONDS - 50.7%
            AEROSPACE & DEFENSE - 3.9%
  3,675,000 Boeing, Inc.,
             Debentures,
             8.10%, 11/15/06....................................      4,132,795
    200,000 Eagle Picher Industries, Inc.,
             Senior Subordinated Notes,
             9.375%, 3/1/08 (a).................................        202,000
  3,000,000 Lockheed Martin Corp.,
             Note,
             7.25%, 5/15/06.....................................      3,182,910
    500,000 Northrop Grumman Corp.,
             Note,
             7.00%, 3/1/06......................................        517,130
                                                                   ------------
                                                                      8,034,835
                                                                   ------------
            BANKS - 6.5%
  1,000,000 Amsouth Bancorp,
             Subordinated Debentures,
             Puttable 2005,
             6.75%, 11/1/25.....................................      1,026,870
    675,000 Bayerische Landesbank Girozen,
             New York,
             Senior Notes, Series D,
             6.20%, 2/9/06......................................        668,358
            Chase Manhattan Corp.:
  2,500,000 Series A, MTN,
            6.75%, 9/15/06......................................      2,597,875
  1,250,000 Subordinated Notes,
            9.375%, 7/1/01......................................      1,362,625
  1,000,000 CIT Group Holdings, Inc.,
            Tranche Trust 00001, MTN,
            9.25%, 3/15/01......................................      1,080,030
  1,164,000 First Chicago Corp.,
            Subordinated Note,
            9.875%, 8/15/00.....................................      1,251,230
  2,000,000 NationsBank Corp.,
            Subordinated Notes,
            8.125%, 6/15/02.....................................      2,140,240

--------------------------------------------------------------------------------
 Principal
   Amount                                                          Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            BANKS - CONTINUED
 $1,000,000 Southtrust Bank,
            Subordinated Notes, Bank Notes,
            6.565%, 12/15/27.................................   $  1,043,500
  2,000,000 Suntrust Banks, Inc.,
            Senior Bond,
            6.00%, 1/15/28...................................      1,968,340
                                                                ------------
                                                                  13,139,068
                                                                ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 0.3%
    200,000 MDC Holdings, Inc.,
             Senior Notes,
            8.375%, 2/1/08...................................        200,000
    500,000 Webb Delaware Corp.,
             Senior Subordinated Debenture,
             9.375%, 5/1/09..................................        495,000
                                                                ------------
                                                                     695,000
                                                                ------------
            BUSINESS EQUIPMENT & SERVICES - 0.3%
    500,000 Williams Scotsman, Inc.,
             Senior Note,
             9.875%, 6/1/07..................................        520,000
                                                                ------------
            CABLE/OTHER VIDEO DISTRIBUTION - 1.4%
    750,000 Century Communications Corp.,
             Senior Note,
             9.75%, 2/15/02..................................        802,500
    500,000 Jones Intercable, Inc.,
             Senior Note,
             9.625%, 3/15/02.................................        540,000
  1,000,000 Lenfest Communications, Inc.,
             Senior Secured Notes,
             8.375%, 11/1/05.................................      1,062,500
    500,000 Marcus Cable Operating Co. LP,
             Guaranteed Senior
             Subordinated Discount Note
             (Eff. Yield 7.43%) (c),
             0.00%, 8/1/04...................................        485,000
                                                                ------------
                                                                   2,890,000
                                                                ------------
            CHEMICAL & AGRICULTURAL PRODUCTS - 1.6%
    500,000 Borden Chemicals and Plastics,
             Note,
             9.50%, 5/1/05...................................        500,000
  1,164,000 Dow Chemical Co.,
             Debentures,
             8.625%, 4/1/06..................................      1,320,639
    500,000 Harris Chemical North American, Inc.,
             Senior Secured Note,
             10.25%, 7/15/01.................................        520,000
    300,000 International Specialty Products Holdings, Inc.,
            Senior Note, Series B,
            9.00%, 10/15/03..................................        313,500
    500,000 Kaiser Aluminum & Chemical Corp.,
             Senior Note,
             9.875%, 2/15/02.................................        513,750
                                                                ------------
                                                                   3,167,889
                                                                ------------
            COMMUNICATION SYSTEMS & SERVICES - 5.8%
  2,600,000 Bell Telephone Co. of Pennsylvania,
             Debentures,
             8.35%, 12/15/30.................................      3,278,314

                                  EVERGREEN
                          Intermediate Term Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            COMMUNICATION SYSTEMS & SERVICES - CONTINUED
 $  950,000 Centennial Cellular Corp.,
             Senior Notes,
             8.875%, 11/1/01.....................................   $    988,000
  5,000,000 GTE Corp.,
             Debenture,
             6.46%, 4/15/08......................................      5,047,550
  1,000,000 MCI Communications Corp.,
             Puttable and Callable @ 100, 4/15/02
             (Eff. Yield 6.23%) (c),
             6.125%, 4/15/12.....................................        996,280
    500,000 Olympus Communications LP,
             Senior Note,
             10.625%, 11/15/06...................................        550,000
    500,000 Price Communications Wireless,
             Senior Notes,
             9.125%, 12/15/06 (a)................................        500,000
    500,000 Rural Cellular,
             Subordinated Note,
             9.625%, 5/15/08 (a).................................        497,500
                                                                    ------------
                                                                      11,857,644
                                                                    ------------
            CONSUMER PRODUCTS & SERVICES - 1.8%
    200,000 Dryper's Corp.,
             Senior Notes, Series B,
            10.25%, 6/15/07......................................        206,500
  1,000,000 French Fragrances, Inc.,
             Senior Note, Series C,
             10.375%, 5/15/07 (a) ...............................      1,067,500
  1,164,000 General Mills, Inc.,
             Series B, MTN,
             9.00%, 12/20/02.....................................      1,298,046
  1,000,000 Westpoint Stevens, Inc.,
             Senior Notes,
             7.875%, 6/15/05 (a).................................      1,000,000
                                                                    ------------
                                                                       3,572,046
                                                                    ------------
            FINANCE & INSURANCE - 11.0%
  1,000,000 Bear Stearns Co., Inc.,
             Global Note,
             6.20%, 3/30/03......................................        995,760
  1,000,000 Beneficial Corp.,
             Series I, MTN,
             6.25%, 2/18/13......................................        997,800
  1,000,000 CB Richards Ellis Services, Inc.,
             Senior Subordinated Note,
             8.875%, 6/1/06......................................        987,500
  2,000,000 Donaldson Lufkin & Jenrette,
             Senior Note,
             6.50%, 6/1/08.......................................      1,999,840
  2,000,000 Fleet Financial Group, Inc.,
             Note,
             6.50%, 3/15/08......................................      2,024,040
  2,000,000 General Electric Capital Corp.,
             Debentures,
             8.75%, 5/21/07......................................      2,370,000
  1,000,000 Glenborough Properties LP,
             Senior Notes,
             7.625%, 3/15/05 (a).................................      1,007,470
  1,500,000 Grand Metropolitan Investment Corp.,
             6.50%, 9/15/99......................................      1,508,610

--------------------------------------------------------------------------------
 Principal
   Amount                                                            Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            FINANCE & INSURANCE - CONTINUED
 $  800,000 Harris BanCorp.,
             Subordinated Notes,
             9.375%, 6/1/01....................................   $    870,152
    500,000 International Lease Finance Corp.,
             Note,
             5.75%, 1/15/03....................................        493,245
    500,000 Lehman Brothers Holdings, Inc.,
             Note,
             6.50%, 10/1/02....................................        505,290
  3,000,000 Liberty Mutual Insurance Co.,
             Surplus Notes,
             8.20%, 5/4/07 (a).................................      3,384,030
    500,000 National Westminster Bancorp,
             Subordinated Notes,
             9.375%, 11/15/03..................................        571,190
    875,000 Paine Webber Group, Inc.,
             Senior Note,
             8.25%, 5/1/02.....................................        932,750
    500,000 Presidential Life Insurance Corp.,
             Senior Notes,
             9.50%, 12/15/00...................................        516,875
  2,000,000 Prudential Insurance,
             Note,
             7.125%, 7/1/07 (a)................................      2,092,140
  1,000,000 Reliance Group Holdings, Inc.,
             Senior Notes,
             9.00%, 11/15/00...................................      1,044,250
                                                                  ------------
                                                                    22,300,942
                                                                  ------------
            FOOD & BEVERAGE PRODUCTS - 1.7%
    750,000 Chiquita Brands International, Inc.,
             Senior Note,
             9.625%, 1/15/04...................................        783,750
    600,000 Fleming Companies, Inc.,
             Senior Note,
             10.625%, 12/15/01.................................        636,000
  2,000,000 Fred Meyer, Inc.,
             Note,
            7.15%, 3/1/03......................................      2,000,980
                                                                  ------------
                                                                     3,420,730
                                                                  ------------
            GAMING - 0.3%
    200,000 Boyd Gaming Corp.,
             Senior Subordinated Notes,
             9.50%, 7/15/07....................................        208,000
    400,000 Station Casinos, Inc.,
             Senior Subordinated Note,
             9.625%, 6/1/03....................................        414,000
                                                                  ------------
                                                                       622,000
                                                                  ------------
            HEALTHCARE PRODUCTS & SERVICES - 0.7%
  1,164,000 Baxter International, Inc.,
             Note,
             7.25%, 2/15/08....................................      1,253,279
    200,000 Paragon Health Network, Inc.,
             Senior Subordinated Note, Series B,
             9.50%, 11/1/07....................................        203,000
                                                                  ------------
                                                                     1,456,279
                                                                  ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.3%
    200,000 Delta Mills, Inc.,
             Senior Note, Series B,
             9.625%, 9/1/07....................................        196,000

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - CONTINUED
 $  500,000 Sequa Corp.,
             Senior Note,
             8.75%, 12/15/01....................................   $    510,000
                                                                   ------------
                                                                        706,000
                                                                   ------------
            INFORMATION SERVICES & TECHNOLOGY - 0.1%
    118,000 Unisys Corp.,
             Senior Notes,
             10.625%, 10/1/99...................................        119,180
                                                                   ------------
            IRON & STEEL - 1.5%
  1,000,000 Ameristeel Corp.,
             Senior Note,
             8.75%, 4/15/08 (a).................................      1,000,000
    850,000 Armco, Inc.,
             Senior Notes,
             9.375%, 11/1/00....................................        850,000
    350,000 Bethlehem Steel Corp.,
             Senior Notes,
             10.375%, 9/1/03....................................        364,000
    750,000 Wheeling Pittsburgh Corp.,
             Senior Note,
             9.375%, 11/15/03...................................        820,313
                                                                   ------------
                                                                      3,034,313
                                                                   ------------
            LEISURE & TOURISM - 1.9%
  1,000,000 Caesar's World, Inc.,
             Senior Subordinated Notes,
             8.875%, 8/15/02....................................      1,015,170
    700,000 Hammon John Q Hotels,
             First Mortgage,
             8.875%, 2/15/04....................................        705,250
  1,000,000 Host Marriott Hotel Properties, Inc.,
             Senior Notes, Series B,
             9.50%, 5/15/05.....................................      1,087,500
    405,000 Host Marriott Travel Plazas, Inc.,
             Senior Secured Notes, Series B,
             9.50%, 5/15/05.....................................        431,831
    500,000 Prime Hospitality Corp.,
             First Mortgage Note,
             9.25%, 1/15/06.....................................        530,000
                                                                   ------------
                                                                      3,769,751
                                                                   ------------
            METALS & MINING - 0.2%
    500,000 Great Central Mines Ltd.,
             Senior Notes,
             8.875%, 4/1/08 (a).................................        490,000
                                                                   ------------
            OIL/ENERGY - 2.3%
    900,000 Occidental Petroleum Corp.,
             Debentures,
             9.25%, 8/1/19......................................      1,120,752
    500,000 PDV America, Inc.,
             Senior Notes,
             7.25%, 8/1/98......................................        498,180
  1,000,000 R & B Falcon Corp.,
             Senior Notes,
             6.95%, 4/15/08 (a).................................      1,002,980
  2,000,000 Transocean Offshore, Inc.,
             Notes,
             7.45%, 4/15/27.....................................      2,139,860
                                                                   ------------
                                                                      4,761,772
                                                                   ------------

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            PAPER & PACKAGING - 0.7%
 $  500,000 Container Corp. of America,
             Senior Notes, Series A,
             11.25%, 5/1/04......................................   $    538,750
            Stone Container Corp.:
    700,000  Senior Notes,
             9.875%, 2/1/01......................................        715,750
    200,000 Senior Subordinated Note,
            11.00%, 8/15/99......................................        207,000
                                                                    ------------
                                                                       1,461,500
                                                                    ------------
            PUBLISHING, BROADCASTING & ENTERTAINMENT - 3.2%
    200,000 American Lawyer Media, Inc.,
             Senior Notes,
             9.75%, 12/15/07(a)..................................        207,500
  1,000,000 Comcast Corp.,
             Senior Subordinated Debenture,
             9.375%, 5/15/05.....................................      1,068,070
    200,000 Hollinger International Publishing,
             Senior Subordordinated Notes,
             9.25%, 2/1/06.......................................        209,250
  2,327,000 Loews Corp.,
             6.75%, 12/15/06.....................................      2,357,554
    250,000 Pegasus Communications Corp.,
             Senior Note, Series B,
             9.625%, 10/15/05....................................        257,500
    200,000 Sinclair Broadcast Group, Inc.,
             Senior Subordinated Notes,
             10.00%, 9/30/05.....................................        215,000
  1,000,000 Time Warner Entertainment, Inc.,
             Notes,
             9.625%, 5/1/02......................................      1,117,070
    500,000 Viacom, Inc.,
             Subordinated Debenture,
             8.00%, 7/7/06.......................................        516,250
    600,000 World Color Press, Inc.,
             Senior Subordinated Notes,
             9.125%, 3/15/03.....................................        622,500
                                                                    ------------
                                                                       6,570,694
                                                                    ------------
            REAL ESTATE - 0.9%
  1,900,000 Equity Office Properties Trust,
             Senior Notes,
             6.375%, 2/15/03 (a).................................      1,891,925
                                                                    ------------
            TRANSPORTATION - 1.7%
     13,569 Atlantic Coast Airlines Corp.,
             7.20%, 1/1/14 (a)...................................         13,659
    200,000 Coach USA, Inc.,
             Senior Subordinated Note, Series B,
             9.375%, 7/1/07......................................        208,000
    950,000 Ford Motor Co.,
             Debenture,
             9.00%, 9/15/01......................................      1,030,237
  1,000,000 Norfolk Southern Corp.,
             Note,
             7.05%, 5/1/37.......................................      1,061,890
    500,000 Sea Containers Ltd.,
             Senior Notes,
             7.875%, 2/15/08 ....................................        495,625
    500,000 TBS Shipping International Ltd.,
             Mortgage Notes, First Preferred Ship,
            10.00%, 5/1/05 (a)...................................        452,500

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED
            TRANSPORTATION - CONTINUED
 $  200,000 U.S. Air, Inc.,
             Equipment Test Certificate, Series 88-D,
             9.80%, 1/15/00......................................   $    205,508
                                                                    ------------
                                                                       3,467,419
                                                                    ------------
            UTILITIES - 2.6%
    200,000 Benton Oil and Gas Co.,
             Senior Notes,
             9.375%, 11/1/07.....................................        195,000
  2,000,000 K N Energy, Inc.,
             Senior Note,
             6.65%, 3/1/05.......................................      2,005,580
  1,000,000 Long Island Lighting Co.,
             Debentures,
             7.30%, 7/15/99......................................      1,010,490
  2,000,000 Oklahoma Gas & Electric Co.,
             Senior Notes,
             6.65%, 7/15/27......................................      2,104,940
                                                                    ------------
                                                                       5,316,010
                                                                    ------------
            Total Corporate Bonds
             (cost $101,711,004).................................    103,264,997
                                                                    ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS (B) - 8.6%
    500,000 Chase Commercial Mortgage Securities Corp.,
            Series 1997-1 Class B
            (Est. Maturity 2007),
            7.37%, 4/19/07.......................................        511,156
    990,541 Criimi Mae Financial Corp.,
             Series 1 Class A
             (Est. Maturity 2004),
             7.00%, 1/1/33.......................................        978,314
  1,000,000 Federal National Mortgage Association,
             Series 1993-248 Class SA, REMIC
             (Est. Maturity 2004),
             4.059%, 8/25/23 (d).................................        862,020
  1,961,757 Independent National Mortgage Corp.,
             Series 1997-A Class A
             (Est. Maturity 2004),
             7.791%, 12/26/26 (a)................................      1,975,725
    500,000 Merrill Lynch Trust,
             Series 35 Class G
             (Est. Maturity 2005),
             8.45%, 11/1/18......................................        525,465
            Morgan Stanley Capital I, Inc.:
    700,000  Series 1997-C1 Class B
             (Est. Maturity 2006),
             7.69%, 2/15/20......................................        752,719
  4,000,000 Series 1998-WF1 Class C
            (Est. Maturity 2007),
            6.77%, 1/15/08.......................................      4,072,500
  3,133,030 Nationslink Funding Corp.,
             Series 1998-1 Class C
             (Est. Maturity 2007),
             6.648%, 1/20/08.....................................      3,144,779
    675,658 PNC Mortgage Securities Corp.,
             Series 1997-4 Class 2PP1, REMIC
             (Est. Maturity 2000),
             7.50%, 7/25/27......................................        682,183
  1,836,130 Nomura Depositor Trust,
             Series 1998-ST1 Class A1
             (Est. Maturity 2002),
             5.936%, 1/15/03(a)(d)...............................      1,836,130

--------------------------------------------------------------------------------
 Principal
   Amount                                                          Value
--------------------------------------------------------------------------------

 COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
 $  939,567 Paine Webber Mortgage Acceptance Corp.,
            Series 1993-4 Class M1
            (Est. Maturity 2002),
            7.50%, 5/25/23...................................   $    948,082
  1,250,000 Resolution Trust Corp.,
             Series 1995-1 Class A2C
             (Est. Maturity 1999),
             7.50%, 10/25/28.................................      1,266,406
                                                                ------------
            Total Collateralized Mortgage Obligations
             (cost $17,268,621)..............................     17,555,479
                                                                ------------
 MORTGAGE-BACKED SECURITIES (B) - 2.0%
            Resolution Trust Corp. Mortgage Pass Thru:
    344,219  Series 1992 C Class A1
             (Est. Maturity 1999),
            8.80%, 8/25/23...................................        353,685
  1,532,565 Series 1992-3 Class A2, REMIC
            (Est. Maturity 1999),
            6.882%, 9/25/19..................................      1,535,439
  1,032,957 Series 1992-3 Class A3, REMIC
            (Est. Maturity 1999),
            6.854%, 5/25/21..................................      1,034,894
  1,108,447 Series 1992-6, Class A4, REMIC
            (Est. Maturity 1999),
            7.505%, 11/25/25.................................      1,110,525
                                                                ------------
            Total Mortgage-Backed Securities
             (cost $3,917,255)...............................      4,034,543
                                                                ------------
 U.S. AGENCY OBLIGATIONS - 1.8%
  2,500,000 Farm Credit Systems Financial Assistance Corp.,
            Bonds, Series A-05,
            8.80%, 6/10/05...................................      2,921,875
    750,000 Federal Home Loan Mortgage Corp.,
             6.70%, 1/5/07...................................        792,068
                                                                ------------
            Total U.S. Agency Obligations
             (cost $3,408,746)...............................      3,713,943
                                                                ------------
 U.S. TREASURY OBLIGATIONS - 13.7%
            U.S. Treasury Notes:
  1,425,000 5.50%, 2/28/03...................................      1,423,888
 25,510,000 6.125%, 8/15/07..................................     26,542,390
                                                                ------------
            Total U. S. Treasury Obligations
             (cost $27,671,040)..............................     27,966,278
                                                                ------------
 YANKEE OBLIGATIONS - 8.2%
    300,000 Disco SA,
             Note,
             9.875%, 5/15/08 (a).............................        283,398
  1,000,000 Group Videotron Ltd.,
             Senior Notes,
             10.625%, 2/15/05................................      1,098,260
  2,000,000 Manitoba Province, Canada,
             Notes,
             8.00%, 4/15/02..................................      2,132,780
  2,000,000 Nippon Telegraph and Telephone Corp.,
             6.00%, 3/25/08..................................      2,006,480
  1,000,000 Petroleum Geo Services,
             6.625%, 3/30/08.................................      1,013,140
  1,164,000 Province of Ontario, Canada,
             Notes,
             7.75%, 6/4/02...................................      1,236,063

                                   EVERGREEN
                          Intermediate Term Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
 Principal
   Amount                                                          Value
--------------------------------------------------------------------------------
 YANKEE OBLIGATIONS - CONTINUED
 $1,000,000 Republic of Colombia,
             Bonds,
             8.625%, 4/1/08..................................   $    948,820
  1,000,000 Rogers Cablesystems Ltd.,
             Notes,
             9.625%, 8/1/02..................................      1,070,000
    600,000 Sifto Canada, Inc.,
             Guaranteed Senior Secured Note,
             8.50%, 7/15/00..................................        618,000
  1,000,000 Svenska Handelsbanken,
             Subordinated Notes,
             8.35%, 7/15/04..................................      1,092,220
    500,000 Tevecap SA,
             Senior Notes,
             12.625%, 11/26/04...............................        435,000
  2,000,000 United Utilities PLC,
             Notes,
             6.45%, 4/1/08...................................      1,993,700
    700,000 Westpac Banking Corp.,
             Subordinated Debenture,
             9.125%, 8/15/01.................................        756,693
  2,000,000 YPF Sociedad Anonima,
             Senior Notes,
             7.25%, 3/15/03..................................      1,947,160
                                                                ------------
            Total Yankee Obligations
             (cost $16,344,936)..............................     16,631,714
                                                                ------------

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Secu-rities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) The estimated maturity of a Collateralized Mortgage Obligation or Mortgage-Backed Security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(c) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Inverse floater, resets monthly.
(e) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at June 30, 1998.

LEGEND OF PORTFOLIO ABBREVIATIONS
DEM   Deutsche Mark
DKK   Danish Krone
GRD   Greek Drachma
MTN   Medium Term Note
NOK   Norwegian Krone
REMIC Real Estate Mortgage Investment Conduit

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts to sell:

                                                                    NET
 EXCHANGE                           U.S. $ VALUE AT IN EXCHANGE  UNREALIZED
   DATE      CONTRACTS TO DELIVER    JUNE 30, 1998  FOR U.S. $  APPRECIATION
----------------------------------------------------------------------------
 7/16/98    11,460,000Danish Krone     1,669,316     1,675,316    $ 6,000
 9/14/98   109,234,000Danish Krone    15,952,144    16,033,171     81,027
 9/28/98     4,140,201Deutsche Mark    2,307,867     2,309,323      1,456
                                                                  -------
                                                                  $88,483
                                                                  =======

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 FOREIGN BONDS - (NON-US DOLLAR DENOMINATED) - 11.8%
   3,600,000 Greece Republic of Hellenic,
         DEM  Series E, MTN,
             6.75%, 11/13/06....................................   $  2,180,820
 615,000,000 Greece Republic of Hellenic,
         GRD  Government Bonds,
             8.60%, 3/26/08.....................................      2,129,796
  13,770,000 Kingdom of Norway,
         NOK 6.75%, 1/15/07.....................................      1,939,424
  61,180,000 Nykredit,
         DKK Series ANN,
             6.00%, 10/1/26.....................................      8,879,316
  60,900,000 Realkredit Danmark,
         DKK 6.00%, 10/1/26.....................................      8,856,409
                                                                   ------------
             Total Foreign Bonds - (Non-US Dollar Denominated)
              (cost $23,413,251)................................     23,985,765
                                                                   ------------
 REPURCHASE AGREEMENT (COST $844,000) - 0.4%
 $   844,000 Keystone Joint Repurchase Agreement (6.06% dated
              6/30/98, due 7/1/98, maturity
              value $844,142) (e)...............................        844,000
                                                                   ------------
             TOTAL INVESTMENTS -
              (COST $200,306,590)........................   100.1%  203,797,260
             OTHER ASSETS AND LIABILITIES - NET..........    (0.1)     (151,910)
                                                            -----  ------------
             NET ASSETS - ...............................   100.0% $203,645,350
                                                            =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                 Intermediate Term Government Securities Fund

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 MORTGAGE-BACKED SECURITIES - 44.7%
             Federal Home Loan Mortgage Corp.:
 $ 2,592,283 5.60%, 2/15/13.....................................   $  2,587,966
      56,166 7.843%, 8/1/19.....................................         58,504
      29,211 8.187%, 12/1/20....................................         29,704
   9,606,478 6.50%, 9/1/08......................................      9,700,814
   6,821,261 6.50%, 11/1/09.....................................      6,888,246
   3,324,054 Federal Home Loan Mortgage Corp. Gold,
             9.00%, 1/1/17......................................      3,568,305
             Federal National Mortgage Assn.:
   3,000,000 6.50%, 6/25/22.....................................      3,041,479
   3,322,182 7.00%, 3/1/24......................................      3,377,031
     229,328 8.50%, 12/1/01.....................................        236,721
      57,604 7.971%, 6/1/19.....................................         60,183
   3,282,001 7.00%, 12/1/99.....................................      3,319,416
   2,807,260 7.00%, 8/1/01......................................      2,849,538
   2,593,449 6.00%, 2/1/08......................................      2,571,275
  13,096,787 7.00%, 4/1/11......................................     13,352,829
   3,958,441 6.374%, 3/1/06.....................................      4,011,892
     688,598 6.00%, 5/1/11......................................        682,608
   8,423,896 7.50%, 8/1/26......................................      8,652,942
   3,500,000 6.40%, 12/1/07.....................................      3,594,150
             Government National Mortgage Assn.:
     150,451 8.00%, 3/15/17.....................................        158,399
     245,645 9.00%, 9/15/21.....................................        264,847
   1,624,968 7.00%, 3/15/28.....................................      1,653,031
   9,783,068 6.50%, 2/15/27.....................................      9,775,144
     835,560 U.S. Department of Veteran Affairs,
             7.00%, 5/15/12.....................................        835,906
                                                                   ------------
             Total Mortgage-Backed Securities (cost
              $79,858,048)......................................     81,270,930
                                                                   ------------
 U.S. AGENCY OBLIGATIONS - 13.9%
     993,000 Federal Agricultural Mortgage Corp. MTN,
             7.37%, 8/1/06......................................      1,063,442
             Federal Home Loan Bank:
   5,000,000 5.50%, 4/14/00.....................................      4,987,540
   1,300,000 8.60%, 1/25/00.....................................      1,356,306
   8,500,000 Federal Home Loan Mortgage Corp.,
             7.36%, 6/5/07......................................      8,989,337
             Federal National Mortgage Assn.:
   2,000,000 7.50%, 2/11/02.....................................      2,119,422
   2,000,000 7.875%, 2/24/05....................................      2,240,064

LEGEND OF PORTFOLIO ABBREVIATIONS
MTN  Medium Term Note

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 U.S. AGENCY OBLIGATIONS - CONTINUED
 $ 4,480,000 Federal National Mortgage Assn. MTN,
             6.16%, 4/3/01......................................   $  4,538,643
                                                                   ------------
             Total U.S. Agency Obligations
              (cost $24,302,796)................................     25,294,754
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 39.4%
   2,500,000 U.S. Treasury Bonds,
             11.75%, 11/15/14...................................      3,764,845
             U.S. Treasury Notes:
   4,500,000 5.50%, 2/28/99.....................................      4,501,409
   5,000,000 6.125%, 9/30/00....................................      5,064,065
   8,400,000 6.25%, 4/30/01.....................................      8,557,508
   4,000,000 6.375%, 7/15/99....................................      4,035,004
  10,750,000 6.625%, 5/15/07....................................     11,556,261
   1,000,000 6.75%, 4/30/00.....................................      1,021,251
   2,300,000 7.00%, 7/15/06.....................................      2,513,470
  14,250,000 7.125%, 2/29/00....................................     14,610,710
   4,000,000 7.50%, 10/31/99....................................      4,100,004
   2,000,000 7.50%, 11/15/01....................................      2,118,752
   4,400,000 7.50%, 5/15/02.....................................      4,697,004
   2,500,000 7.875%, 11/15/04...................................      2,808,595
   1,300,000 8.50%, 11/15/00....................................      1,385,314
   1,000,000 8.875%, 2/15/99....................................      1,020,626
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $70,572,489)................................     71,754,818
                                                                   ------------
 REPURCHASE AGREEMENT - 1.2% (COST $2,122,810)
   2,122,810 Donaldson, Lufkin & Jenrette Securities Corp.
              5.75%, dated 6/30/98, due 7/1/98, maturity value,
              $2,123,149 (Collaterallized by $5,059,000 U.S.
              Treasury Strips, 0.00%, due 5/15/13; value,
              including accrued interest $2,123,094)............      2,122,810
                                                                   ------------
             TOTAL INVESTMENTS -
              (COST $176,856,143).........................   99.2%  180,443,312
             OTHER ASSETS AND LIABILITIES - NET...........    0.8     1,497,934
                                                            -----  ------------
             NET ASSETS -.................................  100.0% $181,941,246
                                                            =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Short Intermediate Bond Fund

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1998

--------------------------------------------------------------------------------
  Principal
   Amount                                                         Value
--------------------------------------------------------------------------------

 ASSET-BACKED SECURITIES - 14.6%
 $ 3,295,285 Advanta Home Equity Loan Trust, Pass Through
              Certificates,
              Series 1992-4, Class A1,
              7.20%, 11/25/08...............................   $  3,358,241
             Amresco Residential Securities Mortgage Loan
              Trust:
   3,450,000 6.245%, 4/25/22................................      3,458,625
   3,000,000 6.50%, 11/25/15................................      3,003,750
   1,100,000 Associates Manufactured Housing, Pass Through
              Certificates,
              Series 1997-1, Class A3,
              6.60%, 6/15/28................................      1,109,851
   4,000,000 Carco Auto Loan Master Trust,
              Series 1997-1, Class A,
              6.689%, 8/15/04...............................      4,064,180
   1,750,000 Case Equipment Loan Trust,
              Asset Backed Certificate,
              Series 1995 B, Class B,
              6.45%, 9/15/02................................      1,765,181
   1,999,985 Contimortgage Home Equity Loan Trust, Series
              1996-1, Class A5, 6.15%, 3/15/11..............      2,003,195
   2,473,831 Continental Airlines, Inc.,
              Pass-Through Certificates,
              Series 1997, Class 1B,
              7.461%, 4/1/13................................      2,660,914
   5,495,999 Empire Funding Home Loan
              Owner Trust,
              6.64%, 12/25/12...............................      5,518,176
   1,178,060 EQCC Home Equity Loan Trust,
              Series 1996-1, Class A2,
              5.82%, 9/15/09................................      1,176,912
     690,633 First Bank Auto Receivable,
              Asset Backed Certificates, Class B, 8.30%,
              1/15/00.......................................        691,811
   1,171,199 First Security Auto Grantor Trust, Series 1995
              A, Class A,
              6.25%, 1/15/01................................      1,173,618
   4,903,984 Fleetwood Credit Corp. Grantor Trust, Series
              1993 B, Class A,
              4.95%, 8/15/08................................      4,854,036
   5,000,000 Iroquois Trust, Indexed Amortization Notes,
              Series 1997-3, Class A, 6.68%, 11/10/03 (a)...      5,039,000
   4,997,935 Life Financial Home Loan
              Owner Trust,
              6.79%, 10/25/11...............................      5,028,647
     876,840 SCFC Recreational Vehicle Loan Trust, Series
              1991-1,
              7.25%, 9/15/06................................        878,642
   2,500,000 Southern Pacific Secured Assets Corp., Series
              1998-1, Class A6,
              7.08%, 3/25/28................................      2,577,350
             Western Financial Grantor Trust, Series 1995,
              Class A2:
   1,147,604 6.20%, 2/1/02..................................      1,151,351
   2,618,494 5.875%, 3/1/02.................................      2,618,612
   4,545,537 Xerox Rental Equipment Trust,
              Series 1996 A,
              6.20%, 12/26/05 (a)...........................      4,565,423
                                                               ------------
             Total Asset-Backed Securities
              (cost $56,011,861)............................     56,697,515
                                                               ------------

--------------------------------------------------------------------------------
  Principal
   Amount                                                        Value
--------------------------------------------------------------------------------

 CORPORATE BONDS - 22.7%
             BANKS - 5.2%
 $ 3,000,000 BB&T Corp.,
              6.375%, 6/30/05..............................   $  3,021,186
   3,000,000 Cenfed Financial Corp.,
              Senior Debenture,
              11.17%, 12/15/01 (a).........................      3,334,800
   2,000,000 Chase Manhattan Corp.,
              Subordinated Note,
              8.00%, 5/15/04...............................      2,031,636
             First Chicago NBD Corp.: Subordinated Note,
   4,000,000
             9.00%, 6/15/99................................      4,110,204
   2,000,000 MTN, Series E,
             9.20%, 12/17/01...............................      2,193,792
   5,000,000 First Security Corp.,
             6.40%, 2/10/03................................      5,065,075
     500,000 Security Pacific Corp., Note,
             10.45%, 5/8/01................................        557,985
                                                              ------------
                                                                20,314,678
                                                              ------------
             FINANCE & INSURANCE - 12.4%
   2,000,000 American Express Credit Corp.,
             Step Bond
             (Eff. Yield 5.57%) (b),
             6.25%, 8/10/05................................      2,018,158
   3,350,000 Amsouth Bancorporation, Debenture,
             6.75%, 11/1/25................................      3,498,717
   3,000,000 Associated P&C Holdings, Inc.,
             Guaranteed Senior Note,
             6.75%, 7/15/03 (a)............................      3,020,175
   3,000,000 Bear Stearns Co., Inc.,
             7.625%, 4/15/00...............................      3,083,232
   1,000,000 Horace Mann Educators Corp.,
             Senior Note,
             6.625%, 1/15/06...............................      1,019,443
             Lehman Brothers Holdings, Inc.:
   5,000,000 6.625%, 11/15/00..............................      5,051,685
   5,000,000 8.875%, 3/1/02................................      5,432,725
   2,500,000 MTN,
             6.84%, 10/7/99................................      2,521,897
             Metropolitan Life Insurance Co.,
             Surplus Note (a):
   5,000,000 6.30%, 11/1/03................................      4,992,750
   5,000,000 7.00%, 11/1/05................................      5,202,110
   5,000,000 Money Store, Inc.,
             7.88%, 9/15/00................................      5,116,150
   7,000,000 Salomon, Inc.,
             7.20%, 2/1/04.................................      7,316,561
                                                              ------------
                                                                48,273,603
                                                              ------------
             HEALTHCARE PRODUCTS & SERVICES - 2.5%
  10,000,000 Columbia/HCA Healthcare Corp.,
             6.875%, 7/15/01...............................      9,770,370
                                                              ------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 2.6%
   5,000,000 GTE Corp.,
             10.25%, 11/1/20...............................      5,603,205
   4,375,000 Johnson Controls, Inc.,
             6.30%, 2/1/08.................................      4,431,691
                                                              ------------
                                                                10,034,896
                                                              ------------
             Total Corporate Bonds
              (cost $86,931,072)...........................     88,393,547
                                                              ------------

                                   EVERGREEN
                         Short Intermediate Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 MORTGAGE-BACKED SECURITIES - 29.7%
 $ 3,150,000 Chase Commercial Mortgage Security Corp., Mortgage
              Pass Through Certificates, Series 1996-2, Class C,
             6.90%, 11/19/28....................................   $  3,233,743
   2,194,036 CMC Securities Corp.,
              Collateralized Mortgage Obligation, Series 93,
              Class D3,
             10.00%, 7/25/23....................................      2,276,134
   5,000,000 Credit Suisse First Boston
              Mortgage Securities Corp.,
             Series 1998-C1, Class A1B,
             6.48%, 5/17/08.....................................      5,082,500
   2,500,000 DLJ Mortgage Acceptance Corp., Series 1993 MF7,
             7.95%, 6/18/03.....................................      2,625,000
             Federal Home Loan Mortgage Corp.:
   6,050,000 6.48%, 7/10/00.....................................      6,054,096
   1,017,086 6.80%, 10/15/05....................................      1,015,820
   2,000,000 6.97%, 6/16/05.....................................      2,041,234
   4,809,612 7.40%, 10/15/05....................................      4,843,832
     343,899 10.50%, 9/1/15.....................................        376,139
             Federal Housing Administration -Puttable Project
              Loans:
   5,247,523 7.43%, 7/1/22......................................      5,558,517
   4,562,826 7.43%, 11/1/22.....................................      4,743,354
   4,601,828 Merrill Lynch 199,
             8.43%, 2/1/20......................................      4,843,585
   2,853,863 Reilly 18,
             6.875%, 4/1/15.....................................      2,825,324
   1,550,218 Reilly 55,
             7.43%, 3/1/24......................................      1,631,659
  10,153,738 Reilly 64,
             7.43%, 1/1/24......................................     10,708,183
             Federal National Mortgage Assn.:
   1,500,000 5.30%, 8/25/98.....................................      1,500,144
     500,000 6.00%, 12/15/00....................................        499,202
     855,566 6.23%, 12/25/25....................................        854,073
   5,000,000 7.11%, 8/7/01......................................      4,978,475
   2,100,000 8.00%, 11/25/06....................................      2,177,210
   9,000,000 8.10%, 4/25/25.....................................      9,396,397
   7,168,885 11.00%, 1/1/99.....................................      8,280,062
      18,983 14.00%, 6/1/11.....................................         21,869
     896,393 GCC Second Mortgage Trust,
             10.00%, 7/15/05....................................        898,576
   1,393,470 Government National Mortgage Assn., Series 1996-10,
              Class E,
             7.50%, 11/20/08....................................      1,399,901
   4,000,000 Kidder Peabody Acceptance Corp., Series 1994-C1,
              Class A,
             6.65%, 2/1/06......................................      4,086,300
   3,000,000 Nationslink Funding Corp.,
              Commercial Mortgage Certificates,
              Series 98-1, Class D,
             6.803%, 1/20/08....................................      3,012,300
   2,000,000 Painewebber Mortgage Acceptance Corp. IV,
              Multifamily Mortgages, Series 1996-M1, Class E,
             7.655%, 1/2/12 (a).................................      2,081,250

--------------------------------------------------------------------------------
  Principal
   Amount                                                            Value
--------------------------------------------------------------------------------

 MORTGAGE-BACKED SECURITIES - CONTINUED
             Potomac Gurnee Finance
              Corp., Commercial
              Mortgage Pass Through
              Certificates:
 $ 2,448,059 Class A,
             6.887%, 12/21/26..................................   $  2,542,639
   2,500,000 Class B,
             7.003%, 12/21/26..................................      2,599,538
             Prudential Home Mortgage
              Securities:
     843,110 Mortgage Pass Through
             Certificates, Series 92-
             31, Class A5,
             6.30%, 10/25/99...................................        841,057
   4,788,537 Series 1993-39, Class A8,
             6.50%, 10/25/08...................................      4,804,937
   3,401,203 Prudential Securities
              Secured Financing Corp.,
              Series 1994-4, Class A1,
             8.12%, 2/15/25....................................      3,577,301
   4,165,335 Saxon Mortgage Securities
              Corp., Series 1993-8A,
              Class 1A2,
             7.375%, 9/25/23...................................      4,205,895
                                                                  ------------
             Total Mortgage-Backed
              Securities (cost
              $112,711,013)....................................    115,616,246
                                                                  ------------
 U. S. AGENCY OBLIGATIONS - 2.9%
             Federal Home Loan Bank:
   3,000,000 6.043%, 4/28/03...................................      3,003,750
   5,000,000 6.47%, 9/16/02....................................      5,015,500
   3,150,000 Consolidated Bond,
             6.55%, 12/18/02...................................      3,150,000
                                                                  ------------
             Total U.S. Agency
              Obligations
              (cost $11,166,094)...............................     11,169,250
                                                                  ------------
 U.S. TREASURY OBLIGATIONS - 21.2%
             U.S. Treasury Notes:
   9,500,000 5.50%, 2/15/08....................................      9,500,009
   9,000,000 5.75%, 4/30/03....................................      9,090,009
  21,000,000 6.125%, 8/15/07...................................     21,866,271
   8,000,000 6.25%, 2/15/07....................................      8,382,504
   2,500,000 6.50%, 10/15/06...................................      2,656,253
   9,000,000 6.625%, 5/15/07...................................      9,675,009
   4,980,000 7.00%, 7/15/06....................................      5,442,209
   4,500,000 7.75%, 11/30/99...................................      4,635,004
  11,000,000 8.875%, 2/15/99...................................     11,226,886
                                                                  ------------
             Total U. S. Treasury
              Obligations
              (cost $83,063,323)..................................  82,474,154
                                                                  ------------
 TAXABLE MUNICIPAL BONDS - 0.8% (COST 2,885,285)
   2,900,000 Virginia State Housing
              Development Authority,
              Subseries A-4,
              7.00%, 1/1/14....................................      3,074,580
                                                                  ------------
 FOREIGN BONDS - (US DOLLAR
 DENOMINATED) - 7.3%
   5,000,000 Boral Limited Australia
              Co., MTN, 7.90%, 11/19/99
              (a)..............................................      5,144,415
             Korea Development Bank,
              Bond:
   5,000,000 7.25%, 5/15/06....................................      4,054,130
   6,000,000 7.375%, 9/17/04...................................      4,890,516

                                   EVERGREEN
                         Short Intermediate Bond Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 June 30, 1998

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 FOREIGN BONDS - (US DOLLAR DENOMINATED) - CONTINUED
 $ 6,000,000 National Bank of Canada,
              Yankee Notes, Series B,
              8.125%, 8/15/04...................................   $  6,572,886
   6,500,000 Petroliam Nasional Berhad,
              Bond,
              7.125%, 10/18/06 (a)..............................      5,732,051
   2,000,000 Ras Laffan Liquefied Natural Gas, Bond,
              7.628%, 9/15/06 (a)...............................      1,943,912
                                                                   ------------
             Total Foreign Bonds - (US Dollar Denominated) (cost
              $30,983,680)......................................     28,337,910
                                                                   ------------

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Secu-rities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

LEGEND OF PORTFOLIO ABBREVIATIONS
MTN  Medium Term Note

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENT - 0.0% (COST $221,289)
 $   221,289 Donaldson, Lufkin & Jenrette Securities Corp.,
              5.75% dated 06/30/98, due 07/01/98, maturity value
              $221,324 (Collateralized by $520,000 U.S. Treasury
              STRIPS, due 02/15/13, value, including accrued
              interest $225,842)................................   $    221,289
                                                                   ------------
             TOTAL INVESTMENTS -
              (COST $383,973,617).........................   99.2%  385,984,491
             OTHER ASSETS AND LIABILITIES - NET...........    0.8     3,030,576
                                                            -----  ------------
             NET ASSETS -.................................  100.0% $389,015,067
                                                            =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Fund

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 June 30, 1998

                             Capital     Intermediate  Intermediate     Short
                           Preservation      Bond       Government   Intermediate
                               Fund          Fund          Fund          Fund
----------------------------------------------------------------------------------
 ASSETS
 Investments at market
  value (identified
  cost-$47,318,629,
  $200,306,590,
  $176,856,143 and
  $383,973,617,
  respectively)..........  $47,385,859   $203,797,260  $180,443,312  $385,984,491
 Cash....................          647              0             0             0
 Principal paydown
  receivable.............      420,347              0             0           714
 Interest receivable.....      399,819      3,454,770     1,923,580     5,536,950
 Receivable for Fund
  shares sold............        1,200         37,404       196,305       247,544
 Receivable for
  investments sold.......            0        987,918             0             0
 Unrealized appreciation
  on forward foreign
  currency contracts.....            0         88,483             0             0
 Prepaid expenses and
  other assets...........       25,605         97,984        16,441        57,441
----------------------------------------------------------------------------------
   Total assets..........   48,233,477    208,463,819   182,579,638   391,827,140
----------------------------------------------------------------------------------
 LIABILITIES
 Dividends payable.......       80,968        369,397       299,177       833,595
 Payable for Fund shares
  redeemed...............       48,667        716,739       201,280     1,710,011
 Due to related
  parties................       30,440         45,420        94,123       169,177
 Distribution fee
  payable................        6,246         73,491             0        17,449
 Accrued Trustees' fees
  and expenses...........          815         11,459         7,779        21,867
 Payable for reverse
  repurchase
  agreements.............            0      3,500,573             0             0
 Due to custodian........            0         29,790             0             0
 Accrued expenses and
  other liabilities......       16,148         71,600        36,033        59,974
----------------------------------------------------------------------------------
   Total liabilities.....      183,284      4,818,469       638,392     2,812,073
----------------------------------------------------------------------------------
 NET ASSETS                $48,050,193   $203,645,350  $181,941,246  $389,015,067
----------------------------------------------------------------------------------
 NET ASSETS REPRESENTED
  BY
 Paid-in capital.........  $54,848,044   $215,090,111  $198,348,192  $404,144,613
 Distributions in excess
  of net investment
  income.................      (81,569)      (381,370)      (41,722)     (199,106)
 Accumulated net
  realized loss on
  investments and
  foreign currency
  related transactions...   (6,783,512)   (14,640,938)  (19,952,393)  (16,941,314)
 Net unrealized
  appreciation on
  investments and
  foreign currency
  related transactions...       67,230      3,577,547     3,587,169     2,010,874
----------------------------------------------------------------------------------
   Total net assets......  $48,050,193   $203,645,350  $181,941,246  $389,015,067
----------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
 Class A.................  $18,022,236   $123,722,642  $ 81,033,871  $ 16,848,094
 Class B.................   26,056,021     10,763,332     1,052,160    22,689,226
 Class C.................    3,971,936      5,438,597       126,497     1,143,291
 Class Y.................           --     63,720,779    99,728,718   348,334,456
----------------------------------------------------------------------------------
                           $48,050,193   $203,645,350  $181,941,246  $389,015,067
----------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A.................    1,851,308     13,624,306     7,939,396     1,702,321
 Class B.................    2,674,041      1,183,619       103,086     2,287,879
 Class C.................      407,970        598,217        12,394       115,273
 Class Y.................           --      7,017,260     9,771,069    35,195,495
----------------------------------------------------------------------------------
 NET ASSET VALUE PER
  SHARE
 Class A.................  $      9.73   $       9.08  $      10.21  $       9.90
----------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 3.25%)..............  $     10.06   $       9.39  $      10.55  $      10.23
----------------------------------------------------------------------------------
 Class B.................  $      9.74   $       9.09  $      10.21  $       9.92
----------------------------------------------------------------------------------
 Class C.................  $      9.74   $       9.09  $      10.21  $       9.92
----------------------------------------------------------------------------------
 Class Y.................           --   $       9.08  $      10.21  $       9.90
----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                    Short and Intermediate Term Bond Funds

                            STATEMENTS OF OPERATIONS
                            Year ended June 30, 1998

                               Capital    Intermediate Intermediate    Short
                             Preservation     Bond      Government  Intermediate
                                 Fund         Fund         Fund         Fund
--------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest (net of foreign
  withholding taxes of $0,
  $2,393, $0 and $0,
  respectively)...........    $3,250,458   $6,544,221   $7,005,323  $27,445,658
--------------------------------------------------------------------------------
 EXPENSES
 Distribution Plan
  expenses................       365,926      296,425       80,936      239,174
 Management fee...........       307,654      574,715      668,939    1,976,366
 Transfer agent fees......        87,227      182,600       45,534      336,004
 Registration and filing
  fees....................        52,502      144,108       62,836       58,227
 Shareholders reports
  expense.................        33,823       77,260       21,857       72,141
 Custodian fees...........        16,901       36,627       35,706      142,039
 Administrative services
  fees....................         8,656       17,249       33,343      123,018
 Trustees' fees and
  expenses................         2,717        7,592        3,663       12,811
 Other....................        19,426       37,907       27,771       42,976
 Fee waivers and/or
  expense reimbursements..      (212,054)    (285,486)     (54,649)           0
--------------------------------------------------------------------------------
  Total expenses..........       682,778    1,088,997      925,936    3,002,756
 Less: Indirectly paid
  expenses................        (1,244)      (6,912)        (914)      (3,939)
--------------------------------------------------------------------------------
  Net expenses............       681,534    1,082,085      925,022    2,998,817
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME....     2,568,924    5,462,136    6,080,301   24,446,841
--------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS
 Net realized gain (loss)
  on:
  Investments.............       162,335      449,089      263,411   (1,189,957)
  Foreign currency related
   transactions...........             0     (355,667)           0            0
--------------------------------------------------------------------------------
 Net realized gain (loss)
  on investments and
  foreign currency related
  transactions............       162,335       93,422      263,411   (1,189,957)
--------------------------------------------------------------------------------
 Net change in unrealized
  appreciation
  (depreciation) on:
  Investments.............      (474,778)     468,516    1,220,668    3,858,427
  Foreign currency related
   transactions...........             0       50,268            0            0
--------------------------------------------------------------------------------
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency related
  transactions............      (474,778)     518,784    1,220,668    3,858,427
--------------------------------------------------------------------------------
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  related transactions....      (312,443)     612,206    1,484,079    2,668,470
--------------------------------------------------------------------------------
 NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS..............    $2,256,481   $6,074,342   $7,564,380  $27,115,311
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                    Short and Intermediate Term bond Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                            Year ended June 30, 1998

                              Capital     Intermediate  Intermediate     Short
                            Preservation      Bond       Government   Intermediate
                                Fund          Fund          Fund          Fund
-----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...   $ 2,568,924   $  5,462,136  $  6,080,301  $ 24,446,841
 Net realized gain (loss)
  on investments and
  foreign currency
  related transactions...       162,335         93,422       263,411    (1,189,957)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency related
  transactions...........      (474,778)       518,784     1,220,668     3,858,427
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     2,256,481      6,074,342     7,564,380    27,115,311
-----------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income
  Class A................      (865,044)    (2,914,112)   (1,551,596)   (1,003,205)
  Class B................    (1,436,957)      (644,528)      (35,699)   (1,108,182)
  Class C................      (201,810)      (403,611)       (5,115)      (53,200)
  Class Y................             0     (1,626,128)   (4,476,803)  (22,216,773)
 In excess of net
  investment income
  Class A................       (22,496)       (46,536)            0             0
  Class B................       (37,369)       (10,293)            0             0
  Class C................        (5,248)        (6,445)            0             0
  Class Y................             0        (25,968)            0             0
-----------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (2,568,924)    (5,677,621)   (6,069,213)  (24,381,360)
-----------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................    19,443,143     24,366,074    19,195,384   140,518,437
 Proceeds from shares
  issued in connection
  with the acquisition
  of:
  Blanchard Short-Term
   Flexible Income Fund..             0    116,766,103             0             0
  Evergreen Intermediate
   Term Bond Fund II.....             0     66,213,695             0             0
  Virtus U.S. Government
   Securities Fund.......             0              0   133,551,466             0
 Proceeds from
  reinvestment of
  distributions..........     1,756,964      3,396,992     4,080,093    13,099,071
 Payment for shares
  redeemed...............   (25,657,158)   (36,461,819)  (49,294,072) (166,012,044)
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....    (4,457,051)   174,281,045   107,532,871   (12,394,536)
-----------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (4,769,494)   174,677,766   109,028,038    (9,660,585)
 NET ASSETS
 Beginning of year.......    52,819,687     28,967,584    72,913,208   398,675,652
-----------------------------------------------------------------------------------
 END OF YEAR.............   $48,050,193   $203,645,350  $181,941,246  $389,015,067
-----------------------------------------------------------------------------------
 Distributions in excess
  of net investment
  income.................   $   (81,569)  $   (381,370) $    (41,722) $   (199,106)
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                    Short and Intermediate Term Bond Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods

                                                                                            INTERMEDIATE
SHORT
                                                                                             GOVERNMENT
INTERMEDIATE
                                CAPITAL PRESERVATION FUND        INTERMEDIATE BOND FUND         FUND          FUND
                            --------------------------------- ----------------------------- -------------
-------------
                             Nine Months          Year         Eleven Months      Year          Year          Year
                                Ended            Ended             Ended          Ended         Ended
Ended
                            June 30, 1997* September 30, 1996 June 30, 1997** July 31, 1996 June 30, 1997 June
30, 1997
-----------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...    $ 2,537,291      $ 4,442,259       $ 1,846,301    $ 2,540,623   $ 5,023,428  $
25,626,353
 Net realized gain (loss)
  on investments and
  foreign currency
  related transactions...       (101,173)        (549,777)          104,018         26,604       (16,049)
(2,101,788)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency related
  transactions...........        279,120          648,310           669,755       (730,346)      219,766
2,666,233
-----------------------------------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............      2,715,238        4,540,792         2,620,074      1,836,881     5,227,145
26,190,798
-----------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income
  Class A................       (710,409)      (1,089,444)         (666,667)      (898,299)      (31,632)
(1,217,283)
  Class B................     (1,412,040)      (2,568,398)         (719,674)    (1,028,103)      (29,748)
(1,225,460)
  Class C................       (160,768)        (147,748)         (417,078)      (576,335)       (1,189)
(58,085)
  Class Y................              0                0                 0              0    (4,959,781)
(23,369,583)
 In excess of net
  investment income
  Class A................        (20,595)               0                 0              0
(97)            0
  Class B................        (40,936)               0                 0              0
(91)            0
  Class C................         (4,661)               0                 0              0
(4)            0
  Class Y................              0                0                 0              0
(15,207)            0
 Tax basis return of
  capital
  Class A................              0          (52,292)                0              0
0             0
  Class B................              0         (123,279)                0              0
0             0
  Class C................              0           (7,092)                0              0
0             0
-----------------------------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (2,349,409)      (3,988,253)       (1,803,419)    (2,502,737)   (5,037,749)
(25,870,411)
-----------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................      8,631,265       12,691,883         3,559,906     10,120,565    35,487,793
122,641,025
 Proceeds from
  reinvestment of
  distributions..........      1,854,608        2,823,494         1,095,398      1,417,473     3,993,534
15,137,626
 Payment for shares
  redeemed...............    (28,964,306)     (30,181,809)      (14,580,292)   (15,524,524)  (54,650,906)
(132,309,835)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....    (18,478,433)     (14,666,432)       (9,924,988)    (3,986,486)  (15,169,579)
5,468,816
-----------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (18,112,604)     (14,113,893)       (9,108,333)    (4,652,342)  (14,980,183)
5,789,203
 NET ASSETS
 Beginning of period.....     70,932,291       85,046,184        38,075,917     42,728,259    87,893,391
392,886,449
-----------------------------------------------------------------------------------------------------------------------
 END OF PERIOD...........    $52,819,687      $70,932,291       $28,967,584    $38,075,917   $72,913,208
$398,675,652
-----------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment income
  (accumulated
  distributions in excess
  of net investment
  income)................    $   (95,813)     $  (305,808)      $   242,787    $   (21,199)  $    (5,097) $
(16,203)
-----------------------------------------------------------------------------------------------------------------------

 * During the period, the Fund changed its fiscal year end from September 30 to June 30.
** During the period, the Fund changed its fiscal year end from July 31 to June
   30.
                  See Combined Notes to Financial Statements.

[ARTWORK APPEARS HERE]
                     COMBINED NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION

The Evergreen Short and Intermediate Term Bond Funds consist of Evergreen Capital Preservation and Income Fund ("Capital Preservation Fund"), Evergreen Intermediate Term Bond Fund ("Intermediate Bond Fund"), Evergreen Intermediate Term Government Securities Fund ("Intermediate Government Fund") and Evergreen Short Intermediate Bond Fund ("Short Intermediate Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares of Capital Preservation Fund and Intermediate Bond Fund purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares of Capital Preservation Fund and Intermediate Bond Fund purchased prior to January 1, 1997 retain their existing conversion rights. For Intermediate Government Fund and Short Intermediate Fund, all Class B shares will automatically convert to Class A shares after seven years. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Capital Preservation Fund and Intermediate Bond Fund, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
To obtain short-term financing, the Capital Preservation Fund and Intermediate Bond Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividend recorded on the books of the Fund and the amount actually received and is included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts.

F. SECURITIES LENDING
In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial organizations. The Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including interest. While such securities are out on loan, the borrower will pay the Fund any income accruing thereon and the Fund may invest the collateral in portfolio securities, thereby, increasing its return. Any gain or loss in the market price of the loaned securities, which occur during the term of the loan would affect the Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

G. DISTRIBUTIONS
Distributions from net investment income for each Fund are declared daily and paid monthly. Distributions from net realized capital gains for each Fund, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

income tax regulations are primarily due to differing treatment for mortgage paydown gains (losses) and foreign currency related transactions.

H. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

I. FEDERAL INCOME TAXES
The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Short Intermediate Fund has incurred and will elect to defer post October losses of $683,000.

2. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Capital Preservation Fund

                                                         Nine Months
                               Year Ended                   Ended                  Year Ended
                              June 30, 1998             June 30, 1997          September 30, 1996
                         ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............  1,684,678  $ 16,480,670     534,956  $  5,229,171     808,295  $  7,859,112
Shares issued in
 reinvestment of
 distributions..........     62,340       609,698      61,902       604,810      89,475       865,840
Shares redeemed ........ (1,502,907)  (14,712,976) (1,318,046)  (12,878,080)   (563,085)   (5,471,951)
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    244,111  $  2,377,392    (721,188) $ (7,044,099)    334,685  $  3,253,001
------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............    212,637  $  2,082,936     182,841  $  1,788,928     282,004  $  2,742,007
Shares issued in
 reinvestment of
 distributions..........     99,464       974,126     114,536     1,119,992     187,040     1,829,883
Shares redeemed.........   (998,736)   (9,785,685) (1,459,187)  (14,270,487) (2,455,640)  (23,865,587)
------------------------------------------------------------------------------------------------------
Net decrease............   (686,635) $ (6,728,623) (1,161,810) $(11,361,567) (1,986,596) $(19,293,697)
------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............     89,775  $    879,537     164,962  $  1,613,166     215,390  $  2,090,764
Shares issued in
 reinvestment of
 distributions..........     17,696       173,140      13,283       129,806      12,718       127,771
Shares redeemed.........   (118,346)   (1,158,497)   (185,566)   (1,815,739)    (86,982)     (844,271)
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    (10,875) $   (105,820)     (7,321) $    (72,767)    141,126  $  1,374,264
------------------------------------------------------------------------------------------------------

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Intermediate Bond Fund

                                                        Eleven Months
                                  Year Ended                Ended                Year Ended
                                June 30, 1998           June 30, 1997          July 31, 1996
                           ------------------------  ---------------------  ---------------------
                             Shares       Amount      Shares     Amount      Shares     Amount
--------------------------------------------------------------------------------------------------
 CLASS A
 Shares sold.............     955,523  $  8,660,565   175,221  $ 1,566,271   258,497  $ 2,283,194
 Shares issued in
  acquisition of:
  Evergreen Intermediate
  Term Bond Fund II......     349,314     3,173,762         0            0         0            0
 Blanchard Short-Term
  Flexible Income Fund...  12,856,531   116,766,103         0            0         0            0
 Shares issued in
  reinvestment of
  distributions..........     263,979     2,392,256    45,592      404,429    52,934      469,775
 Shares redeemed.........  (1,958,558)  (17,753,140) (547,872)  (4,863,536) (465,961)  (4,141,580)
--------------------------------------------------------------------------------------------------
 Net increase
  (decrease).............  12,466,789  $113,239,546  (327,059) $(2,892,836) (154,530) $(1,388,611)
--------------------------------------------------------------------------------------------------
 CLASS B
 Shares sold.............     150,439  $  1,368,742   170,620  $ 1,528,256   555,555  $ 4,965,806
 Shares issued in
  acquisition of:
  Evergreen Intermediate
  Term Bond Fund II......     129,724     1,180,255         0            0         0            0
 Shares issued in
  reinvestment of
  distributions..........      36,150       328,759    46,270      411,336    63,537      565,232
 Shares redeemed.........    (403,520)   (3,667,231) (779,593)  (6,943,044) (808,199)  (7,205,208)
--------------------------------------------------------------------------------------------------
 Net decrease............     (87,207) $  (789,475)  (562,703) $(5,003,452) (189,107) $(1,674,170)
--------------------------------------------------------------------------------------------------
 CLASS C
 Shares sold.............     243,096  $  2,208,772    52,022  $   465,379   318,799  $ 2,871,565
 Shares issued in
  acquisition of:
  Evergreen Intermediate
  Term Bond Fund II......       5,677        51,630         0            0         0            0
 Shares issued in
  reinvestment of
  distributions..........      30,163       274,457    31,491      279,633    42,997      382,466
 Shares redeemed.........    (492,378)   (4,464,809) (311,128)  (2,773,712) (468,122)  (4,177,736)
--------------------------------------------------------------------------------------------------
 Net decrease............    (213,442) $ (1,929,950) (227,615) $(2,028,700) (106,326) $  (923,705)
--------------------------------------------------------------------------------------------------

                              January 26, 1998
                              (Commencement of
                              Class Operations)
                            through June 30, 1998
                           ------------------------
                             Shares       Amount
                           ------------------------
 CLASS Y
 Shares sold.............   1,335,378  $ 12,127,995
 Shares issued in
  acquisition of:
  Evergreen Intermediate
  Term Bond Fund II......   6,802,769    61,808,048
 Shares issued in
  reinvestment of
  distributions..........      44,309       401,520
 Shares redeemed.........  (1,165,196)  (10,576,639)
----------------------------------------------------
 Net increase............   7,017,260  $ 63,760,924
----------------------------------------------------

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Intermediate Government Fund

                                 Year Ended                Year Ended
                                June 30, 1998             June 30, 1997
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
CLASS A
Shares sold...............    230,309  $  2,342,853      10,763  $    107,284
Shares issued in
 acquisition of Virtus
 U.S. Government
 Securities Fund..........  8,857,360    90,273,998
Shares issued in
 reinvestment of
 distributions............    118,050     1,202,780       2,429        24,330
Shares redeemed........... (1,323,352)  (13,483,204)     (5,953)      (59,462)
------------------------------------------------------------------------------
Net increase..............  7,882,367  $ 80,336,427       7,239  $     72,152
------------------------------------------------------------------------------
CLASS B
Shares sold...............     79,762  $    811,849      49,960  $    500,124
Shares issued in
 reinvestment of
 distributions............      2,377        24,146       1,735        17,379
Shares redeemed...........    (53,064)     (538,430)    (13,674)     (136,147)
------------------------------------------------------------------------------
Net increase..............     29,075  $    297,565      38,021  $    381,356
------------------------------------------------------------------------------
CLASS C
Shares sold...............     10,721  $    108,822       2,288  $     22,910
Shares issued in
 reinvestment of
 distributions............        496         5,037          85           967
Shares redeemed...........        (30)         (306)     (4,419)      (44,414)
------------------------------------------------------------------------------
Net increase (decrease)...     11,187  $    113,553      (2,046) $    (20,537)
------------------------------------------------------------------------------
CLASS Y
Shares sold...............  1,570,425  $ 15,931,860   3,476,575  $ 34,857,475
Shares issued in
 acquisition of Virtus
 U.S. Government
 Securities Fund..........  4,246,474    43,277,468           0             0
Shares issued in
 reinvestment
 distributions............    280,814     2,848,130     394,427     3,950,858
Shares redeemed........... (3,469,534)  (35,272,132) (5,437,776)  (54,410,883)
------------------------------------------------------------------------------
Net increase (decrease)...  2,628,179  $ 26,785,326  (1,566,774) $(15,602,550)
------------------------------------------------------------------------------

Short Intermediate Fund

                                Year Ended                  Year Ended
                               June 30, 1998               June 30, 1997
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
CLASS A
Shares sold.............     500,922  $   4,955,344      584,893  $   5,786,371
Shares issued in
 reinvestment of
 distributions..........      76,079        752,038       93,998        924,863
Shares redeemed.........    (674,862)    (6,681,274)    (775,720)    (7,650,833)
--------------------------------------------------------------------------------
Net decrease............     (97,861) $    (973,892)     (96,829) $    (939,599)
--------------------------------------------------------------------------------
CLASS B
Shares sold.............   1,023,010  $  10,138,464      520,912  $   5,138,212
Shares issued in
 reinvestment of
 distributions..........      78,547        778,080       87,527        862,791
Shares redeemed.........  (1,071,136)   (10,623,170)    (486,579)    (4,795,124)
--------------------------------------------------------------------------------
Net increase............      30,421  $     293,374      121,860  $   1,205,879
--------------------------------------------------------------------------------
CLASS C
Shares sold.............      64,686  $     642,818       35,729  $     354,646
Shares issued in
 reinvestment of
 distributions..........       4,490         44,480        4,508         44,442
Shares redeemed.........     (58,395)      (579,321)     (53,064)      (524,077)
--------------------------------------------------------------------------------
Net increase
 (decrease).............      10,781  $     107,977      (12,827) $    (124,989)
--------------------------------------------------------------------------------
CLASS Y
Shares sold.............  12,608,737  $ 124,781,811   11,302,391  $ 111,361,796
Shares issued in
 reinvestment of
 distributions..........   1,165,985     11,524,473    1,353,407     13,305,530
Shares redeemed......... (14,971,442)  (148,128,279) (12,121,462)  (119,339,801)
--------------------------------------------------------------------------------
Net increase
 (decrease).............  (1,196,720) $ (11,821,995)     534,336  $   5,327,525
--------------------------------------------------------------------------------

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 1998:

                                       Cost of Purchases           Proceeds from Sales
                                  ---------------------------- ----------------------------
                                  U.S. Government    Other     U.S. Government    Other
                                  --------------- ------------ --------------- ------------
        Capital Preservation
         Fund...................   $ 34,505,283   $  7,001,629  $ 45,210,651   $          0
        Intermediate Bond Fund..    145,906,750    153,387,945   231,420,018     62,975,390
        Intermediate Government
         Fund...................     47,135,045              0    77,483,980              0
        Short Intermediate
         Fund...................    141,889,283    118,908,133   137,337,799    133,524,515

On June 30, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                  Gross         Gross     Net Unrealized
                                      Tax       Unrealized   Unrealized    Appreciation
                                      Cost     Appreciation Depreciation  (Depreciation)
                                  ------------ ------------ ------------- --------------
        Capital Preservation
         Fund...................  $ 47,323,866  $  174,327   $  (112,334)   $   61,993
        Intermediate Bond Fund..   200,470,423   3,969,001      (642,164)    3,326,837
        Intermediate Government
         Fund...................   176,896,637   3,588,365       (41,690)    3,546,675
        Short Intermediate
         Fund...................   384,045,808   7,778,598    (5,839,915)    1,938,683

The Short Intermediate Fund loaned securities during the year ended June 30, 1998 to certain brokers who paid the Fund a negotiated lenders' fee. During the year ended June 30, 1998, the Fund earned $24,160 in income from securities lending. There were no securities on loan at June 30, 1998.

During the year ended June 30, 1998, the Capital Preservation and Intermediate Bond Funds had entered into reverse repurchase agreements as follows:

                                  Average Daily
                                     Balance    Weighted Average Maximum Amount
                                   Outstanding   Interest Rate    Outstanding*
                                  ------------- ---------------- --------------
        Capital Preservation
         Fund...................   $  440,893        5.746%       $ 1,015,161
        Intermediate Bond Fund..    1,160,425        5.325         33,086,957

         -------
         * The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

On June 30, 1998, the Intermediate Bond Fund had reverse repurchase agreements outstanding in the amount of $3,500,573 (including accrued interest) with in-terest rates varying from 4.25% to 5.90%.

As of June 30, 1998, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                               Expiration
                               --------------------------------------------------------------------------
                                 2000      2001       2002       2003       2004       2005       2006
                               -------- ---------- ---------- ---------- ---------- ---------- ----------
     Capital Preservation
      Fund...................        -- $5,685,000 $  197,000 $  642,000 $  254,000         --         --
     Intermediate Bond Fund..  $598,000  2,688,000  9,514,000    118,000    359,000 $1,200,000         --
     Intermediate Government
      Fund...................        --         --  9,743,000  2,020,000  4,450,000  3,660,000 $   39,000
     Short Intermediate
      Fund...................        --         --  6,021,000         --  4,049,000  4,374,000  1,743,000

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit each Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primar-ily of commissions and services fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called Distribution Plan ex-penses. Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. The service fee for Class A shares of Short Intermediate is currently limited to 0.10% of average daily net assets. Class B and Class C of each Fund also pay distribution fees equal to 0.75% of the average daily net assets of each respective class. Distribution Plan expenses are calculated daily and paid monthly.

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

During the year ended June 30, 1998, amounts accrued or paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                              Class A  Class B  Class C
                                              -------------------------
          Capital Preservation Fund.......... $ 33,973 $290,982 $40,971
          Intermediate Bond Fund.............  120,529  109,116  66,780
          Intermediate Government Fund.......   71,906    7,899   1,131
          Short Intermediate Fund............   16,363  212,701  10,110

For the year ended June 30, 1998, EDI waived Class A distribution fees for the Intermediate Government Fund in the amount of $54,649.

The principal underwriter may pay distribution fees greater than the allowable annual amounts the Funds are permitted to pay under the Distribution Plans. The Funds may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%. With respect to Class B and Class C shares of the Capital Preservation Fund and the Intermediate Bond Fund, EDI intends but is not obligated to continue to pay distribution costs that exceed the current annual payments from the Funds. EDI intends to seek full payment of such distribution costs from the Funds at such time in the fu-ture as, and to the extent that, payment thereof by Class B and C shares would be within the permitted limits.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, for the Capital Preservation Fund and the Inter-mediate Bond Fund, after the termination of any Distribution Plan and subject to the discretion of the Independent Trustees, payments to EDI may continue as compensation for services which had been provided while the Distribution Plans were in effect.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Keystone is the investment adviser for the Capital Preservation Fund and the Intermediate Bond Fund and is paid a management fee that is computed daily and paid monthly. The management fee is computed at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets in-crease, to the average daily net asset value of each Fund.

Capital Management Group ("CMG") of First Union National Bank, a subsidiary of First Union, serves as the investment adviser to the Intermediate Government Fund and Short Intermediate Fund and is paid a management fee that is computed daily and paid monthly. For the Intermediate Government Fund, CMG is entitled to a fee at an annual rate of 0.60% of the Fund's average daily net assets. For the Short Intermediate Fund, CMG is entitled to a fee at an annual rate of 0.50% of the Fund's average daily net assets.

For each of the Funds, Evergreen Investment Services, Inc. ("EIS"), a subsidi-ary of First Union, is the administrator and BISYS serves as the sub-adminis-trator. As sub-administrator to the Funds, BISYS provides the officers of the Funds.

The administrator and sub-administrator for the Intermediate Government Fund and Short Intermediate Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The adminis-tration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of each Fund.

As administrator for the Capital Preservation Fund and the Intermediate Bond Fund, EIS also provides facilities, equipment and personnel on behalf of the Fund's investment adviser and is reimbursed by the Fund for its services. For Capital Preservation Fund and Intermediate Bond Fund, the sub-administration fee is paid by Keystone and is not a fund expense.

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

For the Capital Preservation Fund and Intermediate Bond Fund, Keystone has vol-untarily limited the expenses, excluding indirectly paid expenses, to the fol-lowing rates based on the average daily net assets of each respective class:

                                                   Average Daily Net
                                                        Assets
                                                -----------------------
                                                Class A Class B Class C
                                                ------- ------- -------
          Capital Preservation Fund............  0.90%   1.65%   1.65%
          Intermediate Bond Fund...............  1.10%   1.85%   1.85%

For the year ended June 30, 1998, the adviser of the following Funds waived management fees as follows:

          Capital Preservation Fund............................. $212,054
          Intermediate Bond Fund................................  285,486

During the year ended June 30, 1998, the Funds paid or accrued to EIS the fol-lowing amounts for certain administrative services:

          Capital Preservation Fund............................. $  8,656
          Intermediate Bond Fund................................   17,249
          Intermediate Government Fund..........................   27,255
          Short Intermediate Fund...............................  100,665

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds. For certain accounts, First Union has been sub-contracted to maintain shareholder sub-ac-count records, take fund purchase and redemption orders and answer inquiries. For each account of the Intermediate Bond Fund, Intermediate Government Fund and Short Intermediate Fund, First Union earned a fee which in aggregate to-taled $16,870, $939, and $115,410, respectively for the year ended June 30, 1998.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of duties as a Trustee. Each Trustees' deferred balances are al-located to deferral accounts which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the in-vestment performance of certain Evergreen Funds. Any gains earned or losses in-curred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

8. ACQUISITIONS

The Intermediate Bond Fund was organized for the purpose of combining the as-sets of the Keystone Intermediate Term Bond Fund and Evergreen Intermediate Term Bond Fund II (formerly, the Evergreen Intermediate-Term Bond Fund).

On January 21, 1998, prior to the combination of assets into Intermediate Bond Fund, Evergreen Intermediate Term Bond Fund II transferred substantially all of its net assets attributable to its Class Y shares to Evergreen Select Core Bond Fund, an institutional fund, through a redemption-in-kind in the amount of ap-proximately $108,000,000.

Effective on the close of business on January 23, 1998, Intermediate Bond Fund acquired all the remaining assets and assumed certain liabilities of Evergreen Intermediate Term Bond Fund II in exchange for Class A,

[ARTWORK APPEARS HERE]
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Class B, Class C and Class Y shares of the Intermediate Bond Fund. Also, the Intermediate Bond Fund acquired all the assets and assumed certain liabilities of Keystone Intermediate Term Bond Fund in exchange for Class A, Class B and Class C shares of Intermediate Bond Fund.

Effective on the close of business on February 28, 1998, Intermediate Bond Fund acquired all of the assets and assumed certain liabilities of Blanchard Short-Term Flexible Income Fund in an exchange for Class A shares of Intermediate Bond Fund. Also, the Intermediate Government Fund acquired all of the assets and assumed certain liabilities of Virtus U.S. Government Securities Fund in an exchange for Class A shares of Intermediate Government Fund.

All of the above acquisitions were accomplished by a tax-free exchange of the respective shares of each respective fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund immediately after the acquisition are as follows:

                                                                                    Number of                Net
Assets
       Acquiring                          Acquired                   Value of Net     Shares    Unrealized
After
          Fund                              Fund                    Assets Acquired   Issued   Appreciation
Acquisition
------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund..  Evergreen Intermediate Term Bond Fund II   $ 66,213,695    7,287,484  $  616,992  $
93,235,040
Intermediate Bond Fund..  Blanchard Short-Term Flexible Income Fund   116,766,103   12,856,531   2,511,574
211,601,433
Intermediate Government
 Fund...................  Virtus U.S. Government Securities Fund      133,551,466   13,103,834   1,895,706
201,883,701

9. FINANCING AGREEMENT

On October 31, 1996, a financing agreement between all of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of banks (collectively, the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 mil-lion committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all partici-pating funds. State Street served as administrative agent for the Banks, and as agent was entitled to a fee of $15,000 which is allocated to all of the Ever-green Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between all of the Ever-green Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 mil-lion ($275 million committed and $125 million uncommitted). The credit facility is allocated evenly among the Banks, except that $15 million of the committed facility is being provided to the Funds by State Street under a swing line fa-cility. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Fed-eral Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all par-ticipating funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as ad-ministrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the year ended June 30, 1998, the Funds had no borrowings under these agreements.

[ARTWORK APPEARS HERE]
                          INDEPENDENT AUDITOR'S REPORT
Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of Evergreen Capital Preservation and Income Fund, Evergreen Intermediate Term Bond Fund, Evergreen Intermediate Term Gov-ernment Securities Fund and Evergreen Short Intermediate Bond Fund (the "Funds") of Evergreen Fixed Income Trust (the "Trust") as of June 30, 1998, and the related statements of operations for the year then ended, and the state-ments of changes in net assets, and financial highlights for each of the years or periods presented below:

  Evergreen Capital Preservation and Income Fund--statements of changes in net assets for the year ended June 30, 1998, the nine months ended June 30, 1997 and the year ended September 30, 1996, and financial highlights for the years or periods presented on pages 16 through 18.

  Evergreen Intermediate Term Bond Fund--statements of changes in net assets for the year ended June 30, 1998, the eleven months ended June 30, 1997 and the year ended July 31, 1996, and financial highlights for the years or pe-riods presented on pages 19 through 21.

  Evergreen Intermediate Term Government Securities Fund--statements of changes in net assets for each of the years in the two year period ended June 30, 1998, and financial highlights for the years or periods presented on pages 22 through 23, except for the periods ended prior to June 30, 1996. The financial highlights for the periods ended prior to June 30, 1996 were audited by other auditors whose report dated October 6, 1995 expressed an unqualified opinion therein.

  Evergreen Short Intermediate Bond Fund--statements of changes in net assets for each of the years in the two year period ended June 30, 1998, and fi-nancial highlights for the years or periods presented on pages 24 through 26.

These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Capital Preservation and Income Fund, Evergreen Intermediate Term Bond Fund, Evergreen Intermediate Term Government Securities Fund and Evergreen Short Intermediate Bond Fund, funds of Evergreen Fixed Income Trust, as of June 30, 1998, the results of their operations, changes in their net assets and fi-nancial highlights for each of the years or periods specified in the first par-agraph above, in conformity with generally accepted accounting principles.

                                      KPMG Peat Marwick LLP

Boston, Massachusetts
July 31, 1998

[ARTWORK APPEARS HERE]

ADDITIONAL INFORMATION (UNAUDITED)

On December 15, 1997, a special meeting of shareholders for the Capital Preser-vation Fund, Intermediate Government Fund and Short Intermediate Fund was held to consider a number of proposals with the following number of shares repre-sented at the meeting. On October 16, 1997, the record date for the meeting, the Funds had the following shares outstanding:

                                                                       Short
                                       Capital       Intermediate   Intermediate
                                  Preservation Fund Government Fund     Fund
                                  ----------------------------------------------
Record Date Shares Outstanding..      4,899,426        7,216,931     39,427,061
Shares represented at meeting...      2,791,778        3,863,879     36,315,562
Percentage of record date shares
 represented at meeting.........          56.98%           53.54%         92.11%
     PROPOSAL 1 - THE PROPOSED
      REORGANIZATION OF THE FUND
      AS A SERIES OF THE
      EVERGREEN FIXED INCOME
      TRUST, A DELAWARE BUSINESS
      TRUST:
     Shares voted "For".........      2,531,048        3,819,294     31,241,583
     Shares voted "Against".....         50,245           38,882        114,679
     Shares voted "Abstain".....        210,485            5,703      4,959,300
     PROPOSAL 2 -
      RECLASSIFICATION AS NON-
      FUNDAMENTAL INVESTMENT
      OBJECTIVE OF THIS FUND
      WHOSE INVESTMENT OBJECTIVE
      IS CURRENTLY CLASSIFIED AS
      FUNDAMENTAL:
     Shares voted "For".........      2,443,185        3,818,694     31,213,583
     Shares voted "Against".....         91,604           38,882        121,618
     Shares voted "Abstain".....        256,989            6,303      4,980,361
     PROPOSAL 3 - CHANGES TO
      FUNDAMENTAL INVESTMENT
      RESTRICTIONS:
     To amend the Fundamental
      restriction concerning
      diversification of
      investments:
     Shares voted "For".........      2,435,995        3,822,428     30,953,772
     Shares voted "Against".....        103,440           38,882        363,495
     Shares voted "Abstain".....        252,343            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      concentration of a Fund's
      assets in a particular
      industry:
     Shares voted "For".........      2,437,255        3,822,428     30,953,772
     Shares voted "Against".....        102,180           38,882        363,495
     Shares voted "Abstain".....        252,343            2,569      4,998,295
     To amend the Fundamental
      restriction concerning the
      issuance of senior
      securities:
     Shares voted "For".........      2,438,791        3,822,428     30,953,772
     Shares voted "Against".....        101,399           38,882        363,495
     Shares voted "Abstain".....        251,588            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      borrowing:
     Shares voted "For".........      2,437,013        3,822,428     30,953,772
     Shares voted "Against".....        103,177           38,882        363,495
     Shares voted "Abstain".....        251,588            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      underwriting:
     Shares voted "For".........      2,438,249        3,822,428     30,953,772
     Shares voted "Against".....        101,186           38,882        363,495
     Shares voted "Abstain".....        252,343            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      investments in real
      estate:
     Shares voted "For".........      2,438,249        3,822,428     30,953,772
     Shares voted "Against".....        101,941           38,882        363,495
     Shares voted "Abstain".....        251,588            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      commodities:
     Shares voted "For".........      2,437,255        3,822,428     30,953,772
     Shares voted "Against".....        102,935           38,882        363,495
     Shares voted "Abstain".....        251,588            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      lending:
     Shares voted "For".........      2,438,249        3,822,428     30,953,772
     Shares voted "Against".....        101,941           38,882        363,495
     Shares voted "Abstain".....        251,588            2,569      4,998,295

[ARTWORK APPEARS HERE]
ADDITIONAL INFORMATION (UNAUDITED) (continued)

                                                                      Short
                                      Capital       Intermediate   Intermediate
                                 Preservation Fund Government Fund     Fund
                                 ----------------------------------------------
     To amend the Fundamental
      restriction concerning
      unseasoned issuers:
     Shares voted "For".........     2,439,004              N/A            N/A
     Shares voted "Against".....       101,186              N/A            N/A
     Shares voted "Abstain".....       251,588              N/A            N/A
     To amend the Fundamental
      restriction concerning
      control or management:
     Shares voted "For".........           N/A        3,822,428     30,953,772
     Shares voted "Against".....           N/A           38,882        363,495
     Shares voted "Abstain".....           N/A            2,569      4,998,295
     To amend the Fundamental
      restriction concerning
      short sales:
     Shares voted "For".........     2,439,004        3,822,428      3,238,335
     Shares voted "Against".....       101,186           38,882        255,636
     Shares voted "Abstain".....       251,588            2,569        182,401
     To amend the Fundamental
      restriction concerning
      other investment
      companies:
     Shares voted "For".........     2,439,004        3,822,428            N/A
     Shares voted "Against".....       101,186           38,882            N/A
     Shares voted "Abstain".....       251,588            2,569            N/A
     To amend the Fundamental
      restriction concerning
      other investment
      companies:
     Shares voted "For".........     2,439,004        3,822,428            N/A
     Shares voted "Against".....       101,186           38,882            N/A
     Shares voted "Abstain".....       251,588            2,569            N/A

                                 Evergreen Funds


Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York Tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund


Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund


Domestic Growth
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
International Equity Fund
Global Opportunities Fund
Natural Resources Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

Retirement Plan Services
800.247.4075

www.evergreenfunds.com


59119


                 543693    RVO  8/98

                                                                   -------------
                                                                       BULK RATE
                                                                    U.S. POSTAGE
                                                                            PAID
                                                                   PERMIT NO. 19
                                                                      HUDSON, MA
                                                                   -------------

[LOGO OF EVERGREEN FUNDS APPEARS HERE]

200 Berkeley Street
Boston, MA 02116

                                                         Semiannual

                                                         Report

                                                         as of December 31, 1998



                                   Evergreen



                    Short and Intermediate Term Bond Funds


                    [LOGO OF EVERGREEN FUNDS APPEARS HERE]

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders..................................................    1
For Your Information....................................................    2

Evergreen Capital Preservation and
Income Fund

  Fund at a Glance......................................................    3
  Portfolio Manager Interview...........................................    4

Evergreen Intermediate Term
Bond Fund

  Fund at a Glance......................................................    6
  Portfolio Manager Interview...........................................    7

Evergreen Intermediate Term
Government Securities Fund

  Fund at a Glance......................................................   10
  Portfolio Manager Interview...........................................   11

Evergreen Short Intermediate Bond Fund

  Fund at a Glance......................................................   13
  Portfolio Manager Interview...........................................   14

Financial Highlights

  Evergreen Capital Preservation and
  Income Fund...........................................................   16
  Evergreen Intermediate Term Bond Fund.................................   19
  Evergreen Intermediate Term Government Securities Fund................   23
  Evergreen Short Intermediate Bond Fund................................   25

Schedule of Investments

  Evergreen Capital Preservation and
  Income Fund...........................................................   27
  Evergreen Intermediate Term Bond Fund.................................   29
  Evergreen Intermediate Term Government Securities Fund................   34
  Evergreen Short Intermediate Bond Fund................................   35

Statements of Assets and Liabilities....................................   38

Statements of Operations................................................   39

Statements of Changes in Net Assets.....................................   40

Combined Notes to Financial
Statements..............................................................   42




--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with over $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

--------------------------------------------------------------------------------

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.




                --------------------------------------------------------------
Mutual Funds:   ARE NOT FDIC INSURED  May lose value . Are not bank guaranteed
                --------------------------------------------------------------

                          Evergreen Distributor, Inc.
     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                 February 1999

[PICTURE OF
WILLIAM M. ENNIS
MANAGING DIRECTOR
APPEARS HERE]


Dear Shareholders:

We are pleased to provide you the Evergreen Short and Intermediate Term Bond Funds semiannual report covering the six months ended December 31, 1998.

Increased Market Volatility in 1998

During the year, interest rates declined while inflation remained low and investors became concerned about a possible slowdown in economic growth. Despite the volatility which started in July, the market ended on a positive note, as indicated by the Dow Jones Industrial Average posting a 16.1% gain and the S&P 500 returning 28.7% for the 12 months ended December 31, 1998. The financial markets have certainly experienced increased volatility this year compared to the smoother ride of the past few years, and we anticipate the volatility will continue. We encourage you to take this opportunity to talk to your financial representative and review your investment time horizon to ensure you are on track with your goals.

Introduction of the Euro

On January 1, 1999, eleven European countries adopted the euro as their currency. Currently, the wholesale markets and government and financial sectors have converted to the euro, and new securities will be issued in euro denomination only. Full conversion to the new currency will not be completed until 2002.

At this point it is still unclear how the euro conversion will affect foreign exchange rates, interest rates and the value of European securities, but we believe the potential benefits to globally oriented investors are significant. They include changes in currency risk, increased competition, and a central bank. Foreign exchange risk may decrease for the countries participating in the European Union; however, currency risk associated with rises and declines of the value of the euro versus the dollar will still exist. Most noticeable for investors will be the ability to compare the value of companies across the European Union member countries without having to factor in the effect of fluctuating currencies. Increased competition resulting from deregulation and economic unification may produce a wave of merger and acquisition activity, which could present attractive investment opportunities for those able to identify the companies most inclined to benefit from restructuring. Finally, the European Central Bank, comparable to the U.S. Federal Reserve, will provide European Union countries with a unified monetary policy for the first time.

If you have any questions about the funds in this report or any other Evergreen Funds, please contact your financial representative or call us at 800.343.2898, and we will be happy to assist you.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds

                             For Your Information
                             --------------------



New Evergreen Funds
Evergreen introduces three new funds:

Evergreen Tax Strategic Equity Fund: seeks to maximize the after-tax total return on its portfolio of investments by using a combination of stock selection strategies and trading techniques.

Evergreen Select Equity Index Fund: seeks investment results that achieve price and yield performance similar to the S&P 500 Index.

Evergreen Masters Fund: blends growth and value, large- and mid-cap stocks into one convenient portfolio. Diversification is taken one step further by employing four management teams, Evergreen, MFS, Oppenheimer and Putnam.

Talk to your financial representative or call us at 800-343-2898 for a prospectus and more information.



Good News!
Effective for the 1998 Tax Year, long-term capital gains taxes are reduced to 20%.

Year 2000/1/

We have been addressing the Year 2000 issue since February 1996 and have adopted an industry best practices methodology for the project. Our team is on schedule to complete the following milestones: Inventory and Assessment, Remediation, Testing and Contingency. Although Evergreen Funds is striving to identify and correct every issue under our control related to the Year 2000, it would be impossible to guarantee a problem-free transition into the next millennium. Our goal, however, is that our shareholders experience virtually no impact on the products and services we deliver.


/1/  The information above constitutes Year 2000 readiness disclosure.

--------------------------------------------------------------------------------
                                   Evergreen
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                   Fund at a Glance as of December 31, 1998


It was a favorable period for the government bond market, although not as favorable for adjustable rate mortgage securities (ARMs).


Portfolio
Management
----------

[PICTURE OF
GARY E. PZEGEO
APPEARS HERE]

Gary E. Pzegeo
Tenure:  April 1997


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[ARTWORK
APPEARS
HERE]

Morningstar's Style Box is based on a portfolio date as of 12/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Classes A and C prior to inception reflects that of Class B, the original class offered, the inception date of which is 7/1/91, and includes appropriate 12b-1 fees for Class B.If appropriate fees were reflected, returns for Class A would have been higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The 6-Month Treasury Bill is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                                   Class A   Class B   Class C
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 months with sales charge                           -1.25%    -3.26%     0.61%
--------------------------------------------------------------------------------
6 months w/o sales charge                             2.10%     1.70%     1.60%
--------------------------------------------------------------------------------
1 year with sales charge                              0.95%    -1.36%     2.58%
--------------------------------------------------------------------------------
1 year w/o sales charge                               4.36%     3.57%     3.57%
--------------------------------------------------------------------------------
3 years                                               4.57%     4.06%     4.97%
--------------------------------------------------------------------------------
5 years                                               4.40%     4.16%     4.52%
--------------------------------------------------------------------------------
Since Inception                                       4.36%     4.43%     4.42%
--------------------------------------------------------------------------------
Maximum Sales Charge                                  3.25%     5.00%     1.00%
                                                    Front End   CDSC      CDSC
--------------------------------------------------------------------------------
30-day SEC Yield                                      5.24%     4.42%     4.42%
--------------------------------------------------------------------------------
6-month distributions per share                     $ 0.27    $ 0.23     $0.23
--------------------------------------------------------------------------------
*Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE)

          Cap Pres and Income    SBr 6-Mth Treas Bill    Consumer Price Index-US
    07/91         10000                10000                     10000
    12/91         10428                10283                     10140
    12/92         10665                10693                     10431
    12/93         11111                11041                     10721
    12/94         11124                11522                     11007
    12/95         11968                12211                     11279
    12/96         12651                12869                     11662
    12/97         13368                13568                     11860
    12/98         13843                14284                     12074

Comparison of a $10,000 investment in Evergreen Capital Preservation and Income Fund Class B, versus a similar investment in a 6-Month Treasury Bill and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   Evergreen
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Evergreen Capital Preservation and Income Fund perform?

The Fund did relatively well in a difficult environment for adjustable rate mortgage securities. For the six-month period ended on December 31, 1998, the Fund's Class A shares had a total return of 2.10%, and Class B and Class C shares had returns of 1.70% and 1.60%, respectively, unadjusted for applicable sales charges. During the same six-month period, the average adjustable rate mortgage fund had a return of 1.78%, as measured by Lipper Inc., an independent monitor of mutual fund performance, and the Lehman Brothers Six-Month Treasury Index had a return of 1.94%.

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                        $43,290,813
              ...................................................
              Average Credit Quality                          AAA
              ...................................................
              Average Maturity                          4.3 years
              ...................................................
              Average Duration                          0.9 years


What was the investment environment like during the six months?

It was a favorable period for the government bond market, although not as favorable for adjustable rate mortgage securities (ARMs). In general, this was a period of rising prices and declining interest rates, especially for U.S. Treasury securities and particularly among those with shorter maturities. To illustrate, during the six months, the yield on the 30-year Treasury bond declined from 5.63% to 5.09%. During the same time, the yield on the two-year Treasury note declined from 5.48% to 4.53% and the yield of the 1-year Treasury bill declined from 5.37% to 4.52%.

A global "flight-to-quality" sparked a rally among Treasury bonds, but this rally did not extend to other parts of the bond market such as ARMs. Globally, we witnessed a slowing of economic growth that had its start with the beginning of the Asian financial crisis in August 1997. This crisis had caused the devaluation of a number of Asian currencies and a general weakness in commodity prices, which especially hurt commodity-producing, emerging economies. The resulting problems peaked in late September and early October of 1998 as the impact of the Russian government's default on part of its debt rippled through the financial markets. A number of leveraged investors--who use borrowed money with which to invest in bonds--had particularly severe problems. These included hedge funds and Wall Street firms. Their problems accelerated an increase in yield spreads between Treasury bonds and other bonds because these institutions were forced to sell non-government bonds as the spreads widened. Only Treasuries, the highest quality securities, rallied. Even though a U.S. government agency mortgage-backed security is near the opposite end of the risk spectrum from an emerging market bond, the market for ARMs was hurt in two primary ways:

1. The reductions in interest rates increased investor fears about pre-payments of home mortgages, undercutting the prices of ARMs.
2. Bond market traders, strapped for liquidity, were less likely to put capital in any type of bond other than Treasuries.

The Federal Reserve stepped in to restore liquidity and confidence in the market by cutting short-term interest rates three successive times during the fall. After this easing of monetary policy, the value of ARMs recovered in the latter part of 1998 as buyers returned to the mortgage-backed market.

--------------------------------------------------------------------------------
                                   Evergreen
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What were your principal strategies?

In this environment, homeowners continued to pre-pay their adjustable rate mortgages and take advantage of the low rates offered by fixed-rate mortgages. While this was negative for ARMs in general, it also created the situation in which the yields offered investors by ARMs became increasingly attractive relative to other short-term securities. In addition, interest rates may have declined to the point at which there is less incentive for homeowners to refinance because their adjustable rate mortgages have reset to low rates. We also believed that the actions of the Federal Reserve had restored stability to the bond market, which ultimately would benefit ARMs.

Prior to June 30, we had increased our allocation of fixed-rate securities to 29% of net assets to dampen the impact of mortgage prepayments on the Fund. During this six-month period, however, as the bond market began to stabilize we started shifting assets back into the adjustable rate mortgage market to take advantage of their relative value.


                                       Asset Allocation
                                (as a percentage of net assets)
                            June 30, 1998            December 31, 1998

ARMs                             69%                        72%
Fixed-rate                       29%                        25%
Cash                              2%                         3%


Within the adjustable-rate allocation, we added to our emphasis in hybrid ARMs, which decrease the prepayment risk by guaranteeing a fixed interest rate for a specified period of time. The allocation increased from 7% to 10% of net assets.

The Fund continued to have an average credit quality of AAA, because it invests only in U.S. government or government agency securities or AAA-rated asset-backed and mortgage securities.

What is your outlook?

We believe interest rates are likely to be stable and remain low. Continuing international problems should encourage the Federal Reserve to keep rates down, especially in light of very low inflation. In addition, other domestic factors should keep rates from rising. Inflation remains low, and corporate profit growth may start to slow, which would weaken capital spending and job growth. These factors should serve as a brake on consumer confidence, which has been the engine driving domestic economic growth. U.S. exports to other markets, especially Latin America, also are likely to slow.

This is an environment in which short-term investments, such as adjustable rate mortgage securities, should do very well. In addition, the relatively higher yields of ARMs offer them a competitive advantage when compared to other short-term government securities. With this outlook, we believe the Fund is very well positioned for solid, competitive performance.

--------------------------------------------------------------------------------
                                   Evergreen
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                   Fund at a Glance as of December 31, 1998


The Fund's traditional emphasis on corporate, investment grade securities held back performance relative to the Lehman Brothers index during the six months, when Treasury bonds were the best performers.

Portfolio
Management
----------

[PICTURE OF
CHRISTOPHER P. CONKEY
APPEARS HERE)

Christopher P. Conkey, CFA
Tenure: January 1988


--------------------------------------------------------------------------------
CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[ARTWORK
APPEARS
HERE]

Morningstar's Style Box is based on a portfolio date as of 12/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Classes B and C prior to inception reflects that of Class A, the original class offered, the inception date of which is 4/14/87, and includes appropriate 12b-1 fees for Class A. If appropriate 12b-1 fees for Classes B and C were reflected, returns for these classes would have been lower. Class Y performance includes the historical performance of Class A, adjusted for 12b-1 fees. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                         Class A    Class B    Class C   Class Y
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 months with sales charge                 0.04%      -1.83%     2.06%     n/a
--------------------------------------------------------------------------------
6 months w/o sales charge                  3.45%       3.17%     3.06%     3.58%
--------------------------------------------------------------------------------
1 year with sales charge                   3.29%       1.01%     5.00%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                    6.80%       6.00%     6.00%     7.04%
--------------------------------------------------------------------------------
3 years                                    5.53%       5.06%     5.92%     6.97%
--------------------------------------------------------------------------------
5 years                                    5.42%       5.01%     5.31%     6.38%
--------------------------------------------------------------------------------
10 years                                   7.31%       7.20%     7.19%     8.04%
--------------------------------------------------------------------------------
Since Inception                            6.46%       6.36%     6.35%     7.20%
--------------------------------------------------------------------------------
Maximum Sales Charge                       3.25%       5.00%     1.00%     n/a
                                         Front End     CDSC      CDSC
--------------------------------------------------------------------------------
30-day SEC Yield                           5.29%       4.54%     4.54%     5.55%
--------------------------------------------------------------------------------
6-month distributions per share           $0.27      $ 0.24     $0.23     $0.28
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE)

                                                             Lehman Brothers
           Int Term bond      Consumer Price Index - US      Interm Govt/Corp
   12/88       10000                   10000                      10000
   12/89       10603                   10465                      11277
   12/90       11228                   11104                      12309
   12/91       13111                   11444                      14109
   12/92       14177                   11772                      15121
   12/93       15495                   12100                      16450
   12/94       14994                   12423                      16132
   12/95       17162                   12730                      18606
   12/96       18009                   13162                      19360
   12/97       19535                   13386                      20882
   12/98       20860                   13627                      22642


Comparison of a $10,000 investment in Evergreen Intermediate Term Bond Fund Class A, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   Evergreen
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform during the six-month period ended on December 31, 1998?

The Fund performed well, especially for a portfolio that focuses on corporate bonds. For the six-month period ended on December 31, 1998, the Fund's Class A shares had a total return of 3.45%. During the same period, the Fund's Class B and C shares had total returns of 3.17% and 3.06%, respectively, while the Class Y shares had a return of 3.58%. These returns are unadjusted for any applicable sales charge. During the same six-month period, the average intermediate term investment grade bond Fund had a return of 3.55%, according to Lipper, Inc., an independent monitor of mutual fund performance. The Lehman Brothers Intermediate Government/Corporate Index had a return of 4.8% during the period.


                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $196,412,460
              ...................................................
              Average Credit Quality                           A+
              ...................................................
              Average Maturity                          6.3 years
              ...................................................
              Average Duration                          4.0 years
              ...................................................


The Fund's traditional emphasis on corporate, investment grade securities held back performance relative to the Lehman Brothers index during the six months, when Treasury bonds were the best performers. The Fund's income continued to be very attractive, and the yield was in the top-quartile among funds in the Lipper category.

What was the investment environment like during the six months?

The U.S. economy continued to grow at a healthy pace, spurred by strong consumer spending. The United States was, however, in Federal Reserve Chairman Alan Greenspan's words, "an island of prosperity" amidst global economic uncertainty. Western European economies continued to grow moderately, but problems in Russia and Latin America and the continued recession in Asia contributed to an environment of slowing global growth. The financial markets were less affected by the overall economic environment than they were by specific financial events. In August, the Russian government effectively defaulted on its external debt, triggering a sharp decline in the prices of financial assets globally. This was because a number of large investors, such as hedge funds, had been using leverage--or borrowed money--to speculate in higher yielding, lower-rated securities, including Russian bonds. Because they were using leverage, they were hard-hit by any adverse change in prices. They were forced to start unwinding their positions by selling securities, further contributing to a general decline in prices. The crisis also called into question the ability of many debt issuers to repay their debt, adding to the downward pressure on prices.

The risk that banks and other financial institutions would be less able to lend money grew, resulting in a credit crunch. In the U.S., the Federal Reserve recognized this danger and reduced short-term interest rates three times in the fall, easing the flow of money and reducing the costs of borrowing in this country. These interest rate cuts encouraged monetary authorities in other nations to take similar actions.

While the Federal Reserve's actions have restored some confidence in the financial markets, problems remain. It is clear that global economic expansion is slowing, creating a difficult environment for corporations to compete internationally. In the financial markets, investors have flocked to the lowest-risk assets in a "flight to quality." U.S. Treasury bonds, the highest quality

--------------------------------------------------------------------------------
                                   Evergreen
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

securities, benefited the most. In the six months from June 30 through December 31, for example, the yields of five-year Treasuries declined from 5.47% to 4.54% and prices rose. Despite the rise in Treasury bond prices, the prices of non-government-guaranteed securities did not perform nearly as well. Yields of investment grade corporate bonds and mortgage-backed securities tended to be stable because of uncertainty over the economic outlook and the forced selling of leveraged investors. Several trends affected investment performance:

 . Longer-average-maturity portfolios tended to outperform shorter-maturities. . Higher-credit-quality portfolios tended to outperform lower-credit-quality investments.
 . Bonds that offered investors call protection, and could not be called back by their issuers prematurely, out-performed bonds without call protection.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 12/31/98 net assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds -- 58.0%
Foreign Bonds -- 13.5%
U.S. Treasury/Agency -- 11.2%
CMO & Mortgage-Backed Securities -- 8.7%
Repurchase Agreements, other Assets and Liabilities (net) -- 4.8%
Asset-Backed Securities -- 3.8%


Within this environment, what strategies did you pursue?

We started the six-month period with a relatively long average maturity of seven years. As interest rates came down, we shortened the average maturity to 6.3 years.

We also maintained the Fund's average credit quality at A+, but changed the composition somewhat as we reduced the Fund's weighting in high-yield bonds from 21% of net assets to 18%. Corporate industrial bonds were increased from 51% to 58% of net assets. Among corporate bonds, including both investment grade and high yield, we focused on defensive bonds in non-cyclical industries, including finance, consumer goods and cable television. We emphasized the bonds of companies whose business orientations were predominately domestic. We de-emphasized dominant companies facing international competition or in cyclical industries, including energy and commodity goods. The 18% high yield allocation was exclusively invested in the better-quality part of the market, using BB- and B-rated bonds in defensive, non-cyclical industries.

--------------------------------------------------------------------------------
                           CREDIT QUALITY ALLOCATION
--------------------------------------------------------------------------------
(based on 12/31/98 portfolio assets)

[PIE CHART APPEARS HERE]

U.S. Government/AAA -- 29%
A -- 20%
BBB -- 17%
AA -- 16%
BB -- 12%
B -- 6%

--------------------------------------------------------------------------------
                                   Evergreen
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


To increase the Fund's call protection and protect income, we decreased the emphasis on mortgage-backed bonds and callable corporate bonds. We also reduced the Fund's weighting in Danish mortgage-backed securities from 8.5% to 3.6% of the portfolio. Among foreign investments, in general, we reduced the Fund's currency exposure by cutting investments in non-U.S.-dollar-denominated securities from 12% to 6%.

What is your outlook for the bond market?

We are very positive about economic growth in the United States, although we expect it to proceed at a slower pace in 1999 than it did in 1998. The American consumer has been spending at a rate higher than the historical average, and we anticipate a return to more normal spending patterns. In addition, we expect that corporations will reduce their capital spending in the face of slowing growth and a continued decline in U.S. exports to other nations. The inflation outlook remains positive. While we don't anticipate any further material declines from today's already low inflation rates, neither do we anticipate any material increases.

With slowing growth and low inflation, we expect the Federal Reserve may lower short-term rates further. Long-term interest rates should be stable early in the year, although they could decline further later in 1999, although not as fast as short-term rates.

We like the current prices of corporate bonds and expect to continue to emphasize them. The difference between the yields of corporate bonds and of Treasury bonds is very high. In effect, corporate bonds are priced as if the U.S. economy already was in a recession. In fact, the U.S. economy is experiencing solid growth. We do not expect a recession any time soon. This means that corporate bonds are cheap--they offer good investment value--with high yields relative to their credit risk. We expect to overweight corporate bonds, particularly BBB- and A-rated bonds, which offer good value.

Within the mortgage-backed bond sector, we expect to emphasize commercial mortgage-backed securities because they tend to offer greater call protection than residential mortgages and because the supply/demand relationship in the commercial real estate market is favorable.

The investment environment should be favorable, especially for intermediate-term corporate bonds. We expect to maintain a portfolio that provides an attractive income stream with a relatively stable net asset value.

Note to Shareholders: Christopher Conkey, who has managed the Intermediate Term Bond Fund since January 1988, has been named President and Chief Investment Officer of Evergreen Investment Management Company. On January 1, 1999, David
J. Bowers, CFA, became Portfolio Manager of the Fund. Mr. Bowers holds a Bachelor's Degree in Business Administration from Northeastern University and a Master's Degree in Finance from Boston College. He has been serving as a fixed income analyst, specializing in investment grade bonds, at Evergreen Investment Management Company. He is a member of the Association for Investment Management and Research and of the Boston Security Analysts Society.

--------------------------------------------------------------------------------
                                   Evergreen
                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------
                   Fund at a Glance as of December 31, 1998


In fact, our duration strategy benefited performance during the entire year as interest rates declined steadily throughout much of the past twelve months.

Portfolio
Management
----------

[PHOTO OF
L. ROBERT CHESHIRE
APPEARS HERE]

L. Robert Cheshire
Tenure: January 1994

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[ARTWORK
APPEARS
HERE]

Morningstar's Style Box is based on a portfolio date as of 12/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Classes A, B and C prior to inception reflects that of Class Y, the original class offered, the inception date of which is 11/1/91, and does not include 12b-1 fees. If such fees were reflected, returns would have been lower. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGBI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                        Class A    Class B    Class C   Class Y
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 months with sales charge                 0.47%      -1.67%     2.33%     n/a
--------------------------------------------------------------------------------
6 months w/o sales charge                  3.82%       3.33%     3.33%     3.85%
--------------------------------------------------------------------------------
1 year with sales charge                   3.49%       0.96%     4.97%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                    6.95%       5.96%     5.97%     7.03%
--------------------------------------------------------------------------------
3 years                                    4.38%       3.65%     4.66%     5.62%
--------------------------------------------------------------------------------
5 years                                    4.69%       4.80%     4.85%     5.43%
--------------------------------------------------------------------------------
Since Inception                            5.69%       5.79%     5.82%     6.22%
--------------------------------------------------------------------------------
Maximum Sales Charge                       3.25%       5.00%     1.00%     n/a
                                         Front End     CDSC      CDSC
--------------------------------------------------------------------------------
30-day SEC Yield                           4.74%       3.81%     3.81%     4.81%
--------------------------------------------------------------------------------
6-month distributions per share           $0.28      $ 0.23     $0.23     $0.28
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

            Int Gov't   Consumer Price Index - US    Lehman Brothers Interm Govt
   04/95      10000                10000                        10000
   12/95      10750                10098                        10858
   12/96      11074                10441                        11300
   12/97      11821                10619                        12171
   12/98      12643                10810                        13205

Comparison of a $10,000 investment in Evergreen Intermediate Term Government Securities Fund Class A, versus a similar investment in the Lehman Brothers Intermediate Government Bond Index (LBIGBI) and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform during the past six months?

The Evergreen Intermediate Term Government Securities Fund Class Y posted a six-month total return of 3.85%. Class A shares returned 3.82%, while B and C shares returned 3.33%, unadjusted for applicable sales charge. This performance outpaced the 3.72% average return of short intermediate U.S. government funds tracked by Lipper, Inc. an independent monitor of mutual fund performance. For the 12 months ended December 31, 1998, the Fund's Class Y shares ranked 31 out of 99, and Class A shares ranked 36 out of 99 funds in its Lipper peer group./1/

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $169,114,982
              ...................................................
              Average Credit Quality                          AAA
              ...................................................
              Effective Maturity                        4.3 years
              ...................................................
              Average Duration                          3.1 years
              ...................................................


What type of economic environment did investors experience?

During the past six months, fixed income investors witnessed benign inflation and lower-trending interest rates that served to boost domestic bond prices. The yield on the bellwether 30-year Treasury Bond started the period at 5.63%, and fell as low as 4.70% before rebounding to 5.09% by December 31, 1998. Amid the global economic crisis, the Federal Reserve Board lowered interest rates three times in the final four months of 1998 in an effort to insulate the U.S. economy from overseas turmoil.

--------------------------------------------------------------------------------
                              PORTFOLIO MATURITY
--------------------------------------------------------------------------------
(based on 12/31/98 portfolio assets)

[PIE CHART APPEARS HERE]

1-5 Years -- 32.2%
5-10 Years -- 31.0%
10-20 Years -- 15.1%
20-30 Years -- 14.0%
0-1 Year -- 7.7%

How did your duration and sector strategy impact performance?

Strong performance versus the Fund's peer group can be attributed primarily to a long duration stance. The portfolio's duration, currently at 3.1 years, fluctuated between 100% and 105% of the benchmark for most of the six months.
In fact, our duration strategy benefited performance during the entire year as interest rates declined steadily throughout much of the past twelve months.

From a sector standpoint, we maintained a strong mortgage weighting in an effort to bolster the portfolio's income component. Although mortgages underperformed U.S. Treasuries during the period, we feel this sector's inherent income-orientation will benefit the Fund going forward. From a historical perspective, mortgages serve to increase yield as well as enhance total return and, despite recent underperformance, we will likely maintain this overweighting.


/1/Source: Lipper, Inc. an independent monitor of mutual fund performance. The rankings are based on total return and do not include the effect of a sales charge. For the 5-year period ending December 31, 1998, the Fund's Class Y shares ranked 29 out of 51 short-intermediate U.S. government funds tracked by Lipper, Inc. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                                   Evergreen
                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 12/31/98 net assets)

[PIE CHART APPEARS HERE]

 ....U.S. Treasury Obligations -- 43.3%
 ....Mortgage Backed Securities -- 40.2%
 ....U.S. Agency Obligations -- 15.1%
 ...Repurchase agreements, other assets & liabilities (net) -- 1.4%


What is your outlook going forward?

Going forward, we are wary that the global economic crisis could continue to filter back to the U.S. financial markets in the form of volatility. Although we don't anticipate a recession in the United States, we do expect an economic slowdown that will prompt the Federal Reserve Board to reduce interest rates at some point over the next six months. The portfolio's duration will likely remain modestly long in anticipation of yields trading within a certain range or slightly lower in the coming quarters. Our strategy to emphasize mortgages will bolster the Fund's yield component and provide a degree of price stability in the event of market volatility.

--------------------------------------------------------------------------------
                                   Evergreen
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                   Fund at a Glance as of December 31, 1998


Strong performance relative to the Fund's peer group can be attributed to our duration strategy.

Portfolio
Management
----------

[PICTURE OF
THOMAS L. ELLIS
APPEARS HERE]

Thomas L. Ellis
Tenure: January 1989


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[ARTWORK
APPEARS
HERE]

Morningstar's Style Box is based on a portfolio date as of 12/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source:  1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Historical performance for Classes B, C and Y prior to inception reflects that of Class A, the original class offered, the inception date of which is 1/28/89, and includes appropriate 12b-1 fees for Class A. If appropriate fees for Class B and C were reflected, returns for these classes would have been lower. For Class Y, if 12b-1 fees were not reflected, returns would have been higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                        Class A    Class B    Class C   Class Y
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 months with sales charge                 0.72%      -1.40%     2.60%     n/a
--------------------------------------------------------------------------------
6 months w/o sales charge                  4.08%       3.60%     3.60%     4.13%
--------------------------------------------------------------------------------
1 year with sales charge                   4.12%       1.63%     5.62%     n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                    7.60%       6.63%     6.62%     7.71%
--------------------------------------------------------------------------------
3 years                                    4.71%       3.98%     4.88%     5.96%
--------------------------------------------------------------------------------
5 years                                    4.97%       4.44%     4.88%     5.77%
--------------------------------------------------------------------------------
Since Inception                            7.19%       7.03%     7.15%     7.68%
--------------------------------------------------------------------------------
Maximum Sales Charge                       3.25%       5.00%     1.00%     n/a
                                         Front End     CDSC      CDSC
--------------------------------------------------------------------------------
30-day SEC Yield                           5.27%       4.37%     4.37%     5.37%
--------------------------------------------------------------------------------
6-month distributions per share           $0.29      $ 0.24     $0.24     $0.29
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

         Short Int  Consumer Price Index - US  Lehman Brothers Interm Govt/Corp

   01/93    10000              10000                        10000
   12/93    10622              10224                        10671
   12/94    10348              10498                        10465
   12/95    11794              10757                        12070
   12/96    12263              11122                        12559
   12/97    13003              11311                        13546
   12/98    13988              11515                        14688


Comparison of a $10,000 investment in Evergreen Short Intermediate Bond Fund Class A, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

--------------------------------------------------------------------------------
                                   Evergreen
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform during the fiscal period?

The Evergreen Short Intermediate Term Bond Fund's Class Y shares' six-month return of 4.13% modestly trailed the 4.80% total return of its benchmark, the Lehman Brothers Intermediate Government/Corporate Index. Class A shares returned 4.08% for the period, while Class B and C shares returned 3.60%, unadjusted for sales charges.

For the 12 months ended December 31, 1998, the Fund's Class Y shares ranked 11, and Class A shares ranked 15, out of 95 short intermediate investment grade funds as measured by Lipper Inc., an independent monitor of mutual funds./1/ It is also worth noting, that the Fund's Class A and Y shares outperformed their peer group average for the three- and five-year periods.

                                   Portfolio
                                Characteristics
                                ---------------

              Total Net Assets                       $401,671,611
              ...................................................
              Average Credit Quality                          Aa2
              ...................................................
              Effective Maturity                        4.8 years
              ...................................................
              Average Duration                          3.8 years
              ...................................................


What was the market environment like during the past six months?

During the past six months, fixed income investors witnessed a continuation of market themes from the first half of 1998: low inflation, a global economic crisis and lower-trending interest rates. The U.S. economy's fundamental health served to boost bond prices and allowed fixed income investments to post positive total returns.

In fact, the yield on the bellwether 30-year Treasury Bond declined from 5.63% to 4.98% during the first three months before inching up to 5.09% by December
31. In an effort to insulate the U.S. economy from global economic turmoil, the Federal Reserve Board lowered the Fed Funds rate three times during the final four months of 1998.

--------------------------------------------------------------------------------
                              PORTFOLIO MATURITY
--------------------------------------------------------------------------------
(based on 12/31/98 portfolio assets)

[PIE CHART APPEARS HERE]

1-5 Years -- 61%
5-10 Years -- 24%
0-1 Year -- 15%


How did your investment strategy impact performance?

Strong performance relative to the Fund's peer group can be attributed to our duration strategy, which stayed at 105% to 110% of the benchmark for most of the six months. Our forecast for continued declining interest rates, which proved accurate, prompted us to maintain this long-duration strategy. As of December 31, duration stood at 3.8 years.

From a sector standpoint, the Fund was hampered by poor performances within the corporate and mortgage sectors, particularly during the first three months of the fiscal period. We felt these two areas represented strong values, however, and increased the portfolio's weighting--from 41% to 52%--during the last three months. As these two sectors rebounded in the past couple of months, our increased weighting benefited performance and prompted us to significantly outperform the average of our peer group during the past three months.


/1/Source: Lipper, Inc. an independent monitor of mutual fund performance. The rankings are based on total return and do not include the effect of a sales charge. For the 5-year period ending December 31, 1998, the Fund's Class A shares ranked 23 out of 46 short-intermediate investment grade funds tracked by Lipper, Inc; Class Y shares ranked 18 out of the 46 funds for the same period. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

Furthermore, the corporate bonds that we did purchase typically had maturity dates of five years or less, due to our belief that the shorter end of the yield curve represents the greatest relative value.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 12/31/98 portfolio assets)

[PIE CHART APPEARS HERE]

Government/Agency -- 42.7%
A -- 25.0%
Aaa -- 20.7%
Baa -- 5.0%
Aa -- 4.0%
Ba -- 2.6%

What is your outlook going into 1999?

Going forward, current fundamentals suggest U.S. economic growth will slow markedly in the next couple of quarters. We feel the Federal Reserve Board will keep interest rates steady in the near term, but may need to lower the rates by mid-1999 should the economy slow too much. Amid this backdrop, we anticipate yields to trade within a certain range in the near term, eventually settling at the lower end of their current range.

Consequently, duration will be kept relatively long in order to take advantage of potentially lower rates. Purchases during the next few months will focus on the shorter end of the yield curve, securities with maturity dates in two to four years. From a sector standpoint, we will likely continue increasing our corporate and mortgage positions, because we anticipate an extended rebound in these areas.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                             Financial Highlights
               (For a share outstanding throughout each period)

                                                           Six
Months                                              Year Ended
                                                              ended
September 30,
                                                        December 31, 1998   Year Ended     Period Ended
----------------------
                                                          (Unaudited)     June 30, 1998  June 30, 1997(b)
1996         1995 (a)
 CLASS A SHARES
Net asset value, beginning of period                         $  9.73         $  9.80         $  9.74         $
9.68       $  9.51
                                                             =======         =======         =======
=======       =======
 ....................................................................................................................................
Income from investment operations
 ....................................................................................................................................
Net investment income                                           0.28            0.57            0.46
0.61+++       0.46
 ....................................................................................................................................
Net realized and unrealized gains or losses on
 securities                                                    (0.08)          (0.07)           0.03
0.01          0.14
                                                             -------         -------         -------
-------       -------
 ...................................................................................................................................
Total from investment operations                                0.20            0.50            0.49
0.62          0.60
                                                             -------         -------         -------
-------       -------
 ....................................................................................................................................

Less distributions
 ....................................................................................................................................
From net investment income                                     (0.27)          (0.57)          (0.43)
(0.53)        (0.43)
 ....................................................................................................................................
Returns of capital                                                 0               0               0
(0.03)            0
                                                             -------         -------         -------
-------       -------
 ....................................................................................................................................
Total distributions                                            (0.27)          (0.57)          (0.43)
(0.56)        (0.43)
                                                             -------         -------         -------
-------       -------
 ....................................................................................................................................

Net asset value, end of period                               $  9.66         $  9.73         $  9.80         $
9.74       $  9.68
                                                             =======         =======         =======
=======       =======
 ....................................................................................................................................
Total return+                                                   2.10%           5.24%           5.12%
6.56%         6.36%
 ....................................................................................................................................
Ratios/supplemental data
 ....................................................................................................................................
Net assets, end of period (thousands)                        $15,024         $18,022         $15,751
$22,684       $19,293
 ...................................................................................................................................
Ratios to average net assets
 ....................................................................................................................................
 Expenses                                                       0.88%++         0.87%           0.92%++
0.91%         0.86%+
 ....................................................................................................................................
 Expenses, after fee credits                                    0.88%++         0.87%           0.90%++
0.90%         0.82%+
 ....................................................................................................................................
 Expenses, excluding fee waivers and expense
  reimbursements                                                1.25%++         1.29%           1.47%++
1.33%         1.27%+
 ....................................................................................................................................
 Net investment income                                          5.51%++         5.77%           6.24%++
6.31%         6.37%+
 ...................................................................................................................................
Portfolio turnover rate                                           19%             88%             52%
74%           67%
 ....................................................................................................................................

+   Excluding applicable sales charges.
++  Annualized.
+++ Calculation based on average shares outstanding.
(a) For the period from December 30, 1994 (commencement of class operations) to September 30, 1995.
(b) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                              Financial Highlights

                (For a share outstanding throughout each period)

                                               Six Months
                                                  Ended                                            Year Ended
September 30,
                                            December 31, 1998   Year Ended     Period Ended
--------------------------------------
                                               (Unaudited)     June 30, 1998  June 30, 1997(a)  1996
1995      1994     1993
 CLASS B SHARES
Net asset value, beginning of period              $  9.74         $  9.81         $  9.75     $  9.68    $
9.62   $ 9.91  $   9.88
                                                  =======         =======         =======     =======
=======   ======  ========
 ....................................................................................................................................
Income from investment operations
 ....................................................................................................................................
Net investment income                                0.23            0.49            0.39        0.55+++
0.52     0.47      0.45
 ....................................................................................................................................
Net realized and unrealized gains or losses
 on securities                                      (0.07)          (0.07)           0.04        0.01
0.03    (0.41)    (0.05)
                                                  -------         -------         -------     -------
-------   ------  --------
 ....................................................................................................................................
Total from investment operations                     0.16            0.42            0.43        0.56
0.55     0.06      0.40
                                                  -------         -------         -------     -------
-------   ------  --------
 ....................................................................................................................................

Less distributions
 ....................................................................................................................................
From net investment income                          (0.23)          (0.49)          (0.37)      (0.46)
(0.49)   (0.35)    (0.37)
 ....................................................................................................................................
Returns of capital                                      0               0               0       (0.03)
0        0         0
                                                  -------         -------         -------     -------    -------
-------  --------
 ....................................................................................................................................
Total distributions                                 (0.23)          (0.49)          (0.37)      (0.49)
(0.49)   (0.35)    (0.37)
 ....................................................................................................................................

Net asset value, end of period                    $  9.67         $  9.74         $  9.81     $  9.75    $  9.68
$  9.62  $   9.91
                                                  =======         =======         =======     =======    =======
=======  ========
 ....................................................................................................................................
Total return+                                        1.70%           4.42%           4.53%       5.90%
5.81%    0.58%     4.16%
 ....................................................................................................................................
Ratios/supplemental data
 ....................................................................................................................................
Net assets, end of period (thousands)             $24,210         $26,056         $32,694     $44,096    $62,998
$95,761  $144,725
 ....................................................................................................................................
Ratios to average net assets
 ....................................................................................................................................
 Expenses                                            1.65%++         1.65%           1.67%++     1.63%
1.53%    1.50%     1.50%
 ....................................................................................................................................
 Expenses, after fee credits                         1.65%++         1.65%           1.65%++     1.62%
1.50%      --        --
 ...................................................................................................................................
 Expenses, excluding fee waivers and expense
  reimbursements                                     2.01%++         2.10%           2.23%++     2.09%
2.09%    1.93%     1.94%
 ....................................................................................................................................
 Net investment income                               4.73%++         5.07%           5.52%++     5.63%
5.46%    4.05%     4.44%
 ....................................................................................................................................
Portfolio turnover rate                                19%             88%             52%         74%
67%      34%       60%
 ....................................................................................................................................

+   Excluding applicable sales charges.
++  Annualized.
+++ Calculation based on average shares outstanding.
(a) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                             Financial Highlights
               (For a share outstanding throughout each period)


                                             Six Months
                                               Ended                                                  Year Ended
September 30,
                                         December 31, 1998     Year Ended      Period Ended
--------------------------------------
                                            (Unaudited)      June 30, 1998   June 30, 1997(b) 1996      1995
1994   1993(a)
CLASS C SHARES
Net asset value, beginning of period           $ 9.74            $ 9.80         $ 9.74       $ 9.67    $ 9.60   $
9.90     $ 9.82
                                               ------            ------         ------       ------    ------
------     ------
 ....................................................................................................................................
Income from investment operations
 ....................................................................................................................................
Net investment income                            0.23              0.49           0.40         0.54+++   0.52
0.40       0.23
 ....................................................................................................................................
Net realized and unrealized gains or losses
 on securities                                  (0.08)            (0.06)          0.03         0.02      0.04
(0.35)      0.09
                                               ------            ------         ------       ------    ------
------     ------
 ........................................................................................................................
 ..........
Total from investment operations                 0.15              0.43           0.43         0.56      0.56
0.05       0.32
                                               ------            ------         ------       ------    ------
------     ------
 ....................................................................................................................................
Less distributions
 ....................................................................................................................................
From net investment income                      (0.23)            (0.49)         (0.37)       (0.46)    (0.49)
(0.35)     (0.24)
 ....................................................................................................................................
Returns of capital                                  0                 0              0        (0.03)
0        0          0
                                               ------            ------         ------       ------    ------
------     ------
 .........................................................................................................................
 ..........
Total distributions                             (0.23)            (0.49)         (0.37)       (0.49)    (0.49)
(0.35)     (0.24)
                                               ------            ------         ------       ------    ------
------     ------
 ....................................................................................................................................
Net asset value, end of period                 $ 9.66            $ 9.74         $ 9.80       $ 9.74    $ 9.67   $
9.60     $ 9.90
                                               ------            ------         ------       ------    ------
------     ------
 ....................................................................................................................................
Total return+                                    1.60%             4.53%          4.53%        5.91%     5.93%
0.48%      3.28%
 ....................................................................................................................................
Ratios/supplemental data
 ....................................................................................................................................
Net assets, end of period (thousands)          $4,057            $3,972         $4,105       $4,152    $2,755
$2,874     $2,077
 ...................................................................................................................................
Ratios to average net assets
 ....................................................................................................................................
 Expenses                                        1.65%++           1.65%          1.67%++      1.64%     1.53%
1.50%      1.50%++
 ....................................................................................................................................
 Expenses, after fee credits                     1.65%++           1.65%          1.65%++      1.62%
1.50%      --         --
 ....................................................................................................................................
 Expenses, excluding fee waivers and
  expense reimbursements                         2.01%++           2.09%          2.23%++      2.09%     2.08%
1.94%      1.67%++
 ....................................................................................................................................
 Net investment income                           4.73%++           5.05%          5.53%++      5.60%     5.51%
4.08%      2.91%++
 ...................................................................................................................................
Portfolio turnover rate                            19%               88%            52%          74%
67%      34%        60%
 ....................................................................................................................................

+   Excluding applicable sales charges.
++  Annualized.
+++ Calculation based on average shares outstanding.
(a) For the period from February 1, 1993 (commencement of class operations) to September 30, 1993.
(b) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                             Financial Highlights
               (For a share outstanding throughout each period)

                                        Six Months
                                           Ended                                                      Year Ended
July 31,
                                     December 31, 1998    Year Ended      Period Ended
------------------------------------
                                        (Unaudited)      June 30, 1998   June 30, 1997(a)   1996       1995
1994        1993
 CLASS A SHARES
Net asset value, beginning of period     $   9.08          $   8.93           $  8.73     $  8.88    $  8.84
$  9.46     $  9.23
                                         ========          ========           =======     =======    =======
=======     =======
 ....................................................................................................................................
Income from investment operations
 ....................................................................................................................................
Net investment income                        0.27           0.57+++              0.54        0.59
0.63       0.57+++     0.70
 ....................................................................................................................................
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions               0.04              0.20              0.18       (0.16)      0.02
(0.59)       0.18
                                         --------          --------           -------     -------    -------
-------     -------
 ....................................................................................................................................
Total from investment operations             0.31              0.77              0.72        0.43       0.65
(0.02)       0.88
                                         --------          --------           -------     -------    -------
-------     -------
 ....................................................................................................................................

Less distributions
 ....................................................................................................................................
From net investment income                  (0.27)            (0.62)            (0.52)      (0.58)     (0.61)
(0.59)      (0.65)
 ....................................................................................................................................
Returns of capital                              0                 0                 0           0          0
(0.01)          0
                                         --------          --------           -------     -------    -------
-------     -------
 ....................................................................................................................................
Total distributions                         (0.27)            (0.62)            (0.52)      (0.58)     (0.61)
(0.60)      (0.65)
                                         --------          --------           -------     -------    -------
-------     -------
 ....................................................................................................................................
Net asset value, end of period           $   9.12          $   9.08           $  8.93     $  8.73    $  8.88
$  8.84     $  9.46
                                         ========          ========           =======     =======    =======
=======     =======
 ....................................................................................................................................
Total return+                                3.45%             8.82%             8.40%       4.95%      7.76%
(0.29%)      9.88%
 ....................................................................................................................................
Ratios/supplemental data
 ...................................................................................................................................

Net assets, end of period
 (thousands)                             $119,548          $123,723           $10,341     $12,958    $14,558
$16,036     $18,032
 ....................................................................................................................................
Ratios to average net assets
 ....................................................................................................................................
 Expenses                                 1.07%++              1.11%             1.12%++     1.10%
1.00%      1.00%       1.52%
 ....................................................................................................................................
 Expenses, after fee credits              1.07%++              1.10%             1.10%++     1.08%
--         --          --
 ....................................................................................................................................
 Expenses, excluding fee waivers and
  expense reimbursements                  1.23%++              1.44%             1.58%++     1.54%
1.48%      1.80%       1.99%
 ...................................................................................................................................
 Net investment income                    5.84%++              6.00%             6.43%++     6.57%
7.13%      6.81%       7.48%
 ....................................................................................................................................
Portfolio turnover rate                     74%                 331%              179%        231%
149%       280%        160%
 ...................................................................................................................................

+   Excluding applicable sales charges.
++  Annualized.
+++ Calculation based on average shares outstanding.
(a) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                             Financial Highlights
               (For a share outstanding throughout each period)

                                           Six Months
                                             Ended                                                     Year Ended
July 31,
                                       December 31, 1998    Year Ended      Period Ended
-----------------------------------------
                                          (Unaudited)     June 30, 1998  June 30, 1997(b)   1996       1995
1994      1993(a)
CLASS B SHARES
Net asset value, beginning of period        $  9.09         $  8.95            $  8.74    $  8.89    $  8.85
$  9.47    $ 9.35
                                            =======         =======            =======    =======    =======
=======    ======
 ....................................................................................................................................
Income from investment operations
 ....................................................................................................................................
Net investment income                          0.23            0.48+++            0.47       0.52
0.56       0.49+++   0.29
 ...................................................................................................................................
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions                 0.06            0.21               0.20      (0.16)      0.02
(0.58)     0.12
                                            -------         -------            -------    -------    -------
-------   -------
 ....................................................................................................................................
Total from investment operations               0.29            0.69               0.67       0.36       0.58
(0.09)     0.41
                                            -------         -------            -------    -------    -------
-------   -------
 ....................................................................................................................................
Less distributions
 ....................................................................................................................................
From net investment income                    (0.24)          (0.55)             (0.46)     (0.51)     (0.54)
(0.52)    (0.29)
 ....................................................................................................................................
Returns of capital                                0               0                  0          0          0
(0.01)        0
                                            -------         -------            -------    -------    -------
-------   -------
 ....................................................................................................................................
Total distributions                           (0.24)          (0.55)             (0.46)     (0.51)     (0.54)
(0.53)    (0.29)
                                            -------         -------            -------    -------    -------
-------   -------
 ....................................................................................................................................
Net asset value, end of period              $  9.14         $  9.09            $  8.95    $  8.74    $  8.89
$  8.85    $ 9.47
                                            =======         =======            =======    =======    =======
=======   =======
 ....................................................................................................................................
Total return+                                  3.17%           7.89%              7.81%      4.10%      6.87%
(1.05%)    4.42%
 ....................................................................................................................................
Ratios/supplemental data
 ...................................................................................................................................
Net assets, end of period (thousands)       $11,788         $10,763            $11,368    $16,034    $17,985
$17,819    $8,159
 ....................................................................................................................................
Ratios to average net assets
 ....................................................................................................................................
 Expenses                                      1.82%++         1.86%              1.87%++    1.85%
1.75%      1.75%     1.76%++
 ....................................................................................................................................
 Expenses, after fee credits                   1.82%++         1.85%              1.85%++    1.83%
--         --        --
 ...................................................................................................................................
 Expenses, excluding fee waivers and
  expense reimbursements                       1.98%++         2.22%              2.35%++    2.32%
2.21%      2.36%     2.71%++
 ...................................................................................................................................
 Net investment income                         5.09%++         5.28%              5.68%++    5.82%
6.38%      5.48%     5.67%++
 ....................................................................................................................................
Portfolio turnover rate                          74%            331%               179%       231%
149%       280%      160%
 ....................................................................................................................................

+   Excluding applicable sales charges.
++  Annualized.
+++ Calculation based on average shares outstanding.
(a) For the period from February 1, 1993 (date of initial public offering) to July 31, 1993.
(b) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                             Financial Highlights
               (For a share outstanding throughout each period)

                                             Six Months
                                              Ended                                                     Year
Ended July 31,
                                         December 31, 1998    Year Ended     Period Ended
------------------------------------
                                            (Unaudited)     June 30, 1998  June 30, 1997(a)  1996      1995
1994     1993(a)
CLASS C SHARES
Net asset value, beginning of period           $ 9.09           $ 8.94          $ 8.74      $ 8.89    $  8.85
$  9.46   $  9.35
                                               ======           ======          ======      ======    =======
=======   =======
 ....................................................................................................................................
Income from investment operations
 ....................................................................................................................................
Net investment income                            0.23             0.49+++         0.46        0.52
0.55      0.49+++   0.29
 ....................................................................................................................................
Net realized and unrealized gains or losses
 on securities and foreign currency
 related transactions                            0.05             0.21            0.20       (0.16)      0.03
(0.57)     0.11
                                               ------           ------          ------      ------    -------
-------   -------
 ....................................................................................................................................
Total from investment operations                 0.28             0.70            0.66        0.36       0.58
(0.08)     0.40
                                               ------           ------          ------      ------    -------
-------   -------
 ...................................................................................................................................
Less distributions
 ....................................................................................................................................
From net investment income                      (0.23)           (0.55)          (0.46)      (0.51)     (0.54)
(0.52)    (0.29)
 ....................................................................................................................................
Returns of capital                                  0                0               0           0          0
(0.01)        0
                                               ------           ------          ------      ------    -------
-------   -------
 ...................................................................................................................................
Total distributions                             (0.23)           (0.55)          (0.46)      (0.51)     (0.54)
(0.53)    (0.29)
                                               ------           ------          ------      ------    -------
-------   -------
 ....................................................................................................................................
Net asset value, end of period                 $ 9.14           $ 9.09          $ 8.94      $ 8.74    $  8.89
$  8.85   $  9.46
                                               ======           ======          ======      ======    =======
=======   =======
 ....................................................................................................................................
Total return+                                    3.06%            8.01%           7.70%       4.10%      6.87%
(0.95%)    4.31%
 ....................................................................................................................................
Ratios/supplemental data
 ....................................................................................................................................
Net assets, end of period (thousands)          $5,386           $5,439          $7,259      $9,084    $10,185
$13,086  $  7,522
 ....................................................................................................................................
Ratios to average net assets
 ....................................................................................................................................
Expenses                                         1.82%++          1.86%           1.87%++     1.85%
1.75%     1.75%     1.77%++
 ....................................................................................................................................
Expenses, after fee credits                      1.82%++          1.85%           1.85%++     1.83%
--        --        --
 ....................................................................................................................................
Expenses, excluding fee waivers and
 expense reimbursements                          1.98%++          2.21%           2.35%++     2.31%
2.23%     2.37%     2.61%++
 ....................................................................................................................................
Net investment income                            5.09%++          5.26%           5.68%++     5.82%
6.37%     5.44%     5.61%++
 ....................................................................................................................................
Portfolio turnover rate                            74%             331%            179%        231%
149%      280%      160%
 ....................................................................................................................................

+   Excluding applicable sales charges.
++  Annualized.
+++ Calculation based on average shares outstanding.
(a) For the period from February 1, 1993 (date of initial public offering) to July 31, 1993.
(b) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                             Financial Highlights
               (For a share outstanding throughout each period)

                                                                                                   Six Months
                                                                                                     Ended
                                                                                               December 31,
1998     Period Ended

(Unaudited)      June 30, 1998 (a)

CLASS Y SHARES
Net asset value, beginning of period                                                                 $
9.08            $  9.09

=======            =======
 ..................................................................................................................................
Income from investment operations
 ...................................................................................................................................
Net investment income
0.28             0.24++
 ..................................................................................................................................
Net realized and unrealized gains or losses on securities and foreign currency related transactions
0.04              (0.01)

-------            -------
 ...................................................................................................................................
Total from investment operations
0.32               0.23

-------            -------
 ...................................................................................................................................
Less distributions from net investment income
(0.28)             (0.24)

-------            -------
 ...................................................................................................................................
Net asset value, end of period                                                                       $
9.12            $  9.08

=======            =======
 ...................................................................................................................................
Total return
3.58%              2.58%
 ...................................................................................................................................
Ratios/supplemental data
 ...................................................................................................................................
Net assets, end of period (thousands)
$59,691           $63,721
 ..................................................................................................................................
Ratios to average net assets
 ...................................................................................................................................
 Expenses
0.82%+             0.86%+
 ..................................................................................................................................
 Expenses, after fee credits
0.82%+             0.85%+
 ...................................................................................................................................
 Expenses, excluding fee waivers and expense reimbursements
0.98%+             1.10%+
 ...................................................................................................................................
 Net investment income
6.09%+             6.23%+
 ...................................................................................................................................
Portfolio turnover rate
74%               331%
 ...................................................................................................................................

+   Annualized.
++  Calculation based on average shares outstanding.
(a) For the period from January 26, 1998 (commencement of class operations) to June 30, 1998.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                              Six Months
                                 Ended         Year Ended June 30,
                           December 31, 1998 -------------------------      Period Ended
                              (Unaudited)     1998     1997   1996 (b)   August 31, 1995 (a)
 CLASS A SHARES
 Net asset value,
  beginning of period           $ 10.21      $ 10.02  $ 9.99   $10.15          $ 9.95
                                -------      -------  ------   ------          ------
 ...........................................................................................
 Income from investment
  operations
 ............................................................................................
 Net investment income             0.28         0.55    0.55     0.46            0.19
 ............................................................................................
 Net realized and
  unrealized gains or
  losses on securities             0.11         0.19    0.03    (0.16)           0.20
                                -------      -------  ------   ------          ------
 ............................................................................................
 Total from investment
  operations                       0.39         0.74    0.58     0.30            0.39
                                -------      -------  ------   ------          ------
 ............................................................................................
 Less distributions from
  net investment income           (0.28)       (0.55)  (0.55)   (0.46)          (0.19)
                                -------      -------  ------   ------          ------
 ............................................................................................
 Net asset value, end of
  period                        $ 10.32      $ 10.21  $10.02   $ 9.99          $10.15
                                -------      -------  ------   ------          ------
 ............................................................................................
 Total return+                     3.82%        7.55%   6.00%    3.00%           3.90%
 ............................................................................................
 Ratios/supplemental data
 ............................................................................................
 Net assets, end of
  period (thousands)            $75,778      $81,034  $  571   $  497          $    9
 ............................................................................................
 Ratios to average net
  assets
 ............................................................................................
 Expenses                          0.90%++      0.83%   0.86%    0.81%++         0.80%++
 ............................................................................................
 Expenses, after fee
  credits                          0.90%++      0.83%   0.86%      --              --
 ............................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursements                   1.09%++      1.02%   0.94%    1.06%++         1.34%++
 ............................................................................................
 Net investment income             5.32%++      5.39%   5.47%    5.49%++         5.42%++
 ............................................................................................
 Portfolio turnover rate              3%          45%     68%      28%             45%
 ............................................................................................

                                       Six Months
                                          Ended        Year Ended June 30,
                                    December 31, 1998 ------------------------
                                       (Unaudited)     1998    1997   1996 (c)
 CLASS B SHARES
 Net asset value, beginning of
  period                                 $10.21       $10.02  $ 9.99   $10.38
                                         ------       ------  ------   ------
 .................................................................................
 Income from investment operations
 .................................................................................
 Net investment income                     0.23         0.46    0.45     0.18
 .................................................................................
 Net realized and unrealized gains
  or losses on securities                  0.11         0.19    0.04    (0.39)
                                         ------       ------  ------   ------
 .................................................................................
 Total from investment operations          0.34         0.65    0.49    (0.21)
                                         ------       ------  ------   ------
 .................................................................................
 Less distributions from net
  investment income                       (0.23)       (0.46)  (0.46)   (0.18)
                                         ------       ------  ------   ------
 .................................................................................
 Net asset value, end of period          $10.32       $10.21  $10.02   $ 9.99
                                         ------       ------  ------   ------
 .................................................................................
 Total return+                             3.33%        6.57%   5.03%  (1.99)%
 .................................................................................
 Ratios/supplemental data
 .................................................................................
 Net assets, end of period
  (thousands)                            $3,069       $1,052  $  742   $  359
 .................................................................................
 Ratios to average net assets
 .................................................................................
 Expenses                                  1.84%++      1.82%   1.81%    1.80%++
 .................................................................................
 Expenses, after fee credits               1.84%++      1.82%   1.81%      --
 .................................................................................
 Expenses, excluding fee waivers
  and expense reimbursements               1.84%++      1.82%   1.89%    1.91%++
 .................................................................................
 Net investment income                     4.37%++      4.49%   4.53%    4.62%++
 .................................................................................
 Portfolio turnover rate                      3%          45%     68%      28%
 .................................................................................

+   Excluding applicable sales charges.
++  Annualized.
(a) For the period from May 2, 1995 (commencement of class operations) to Au-gust 31, 1995.
(b) For the ten months ended June 30, 1996. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 1996.
(c) For the period from February 9, 1996 (commencement of class operations) to June 30, 1996.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)


                                                                                     Six Months Ended        Year
Ended June 30,
                                                                                     December 31, 1998
----------------------------
                                                                                        (Unaudited)
1998     1997     1996 (a)
CLASS C SHARES
Net asset value, beginning of period                                                      $10.21         $10.02
$ 9.99   $10.01
                                                                                          ======         ======
======   ======
 ....................................................................................................................................
Income from investment operations
 ....................................................................................................................................
Net investment income                                                                       0.23
0.45+++  0.40     0.11
 ....................................................................................................................................
Net realized and unrealized gains or losses on securities                                   0.11
0.20     0.09    (0.02)
                                                                                          ------         -------
------   ------
 ....................................................................................................................................
Total from investment operations                                                            0.34
0.65     0.49     0.09
                                                                                          ------         ------
------   ------
 ....................................................................................................................................
Less distributions from net investment income                                              (0.23)
(0.46)   (0.46)   (0.11)
                                                                                          ------         ------
------   ------
 ....................................................................................................................................
Net asset value, end of period                                                            $10.32         $10.21
$10.02   $ 9.99
                                                                                          ======         ======
======   ======
 ....................................................................................................................................
Total return+                                                                               3.33%
6.57%    5.03%    0.89%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data
 ....................................................................................................................................
Net assets, end of period (thousands)                                                     $  209          $ 126
$   12   $   32
 ....................................................................................................................................
Ratios to average net assets
 Expenses                                                                                   1.84%++
1.83%     1.81%    1.80%++
 ...................................................................................................................................
 Expenses, after fee credits                                                                1.84%++
1.83%     1.81%      --
 ....................................................................................................................................
 Expenses, excluding fee waivers and expense reimbursements                                 1.84%++
1.83%     1.90%    1.91%++
 ....................................................................................................................................
 Net investment income                                                                      4.38%++
4.54%     4.53%    4.47%++
 ....................................................................................................................................
Portfolio turnover rate                                                                        3%
45%       68%      28%
 ...................................................................................................................................

                                             Six Months Ended  Year Ended June 30,                     Year Ended
August 31,
                                             December 31, 1998 ------------------   Period Ended
----------------------------
                                                (Unaudited)     1998     1997    June 30, 1996 (b)   1995
1994      1993
CLASS Y SHARES
Net asset value, beginning of period               $ 10.21    $ 10.02  $  9.99      $ 10.15         $ 9.92   $
10.61   $ 10.41
                                                   =======    =======  =======      =======         ======
=======   =======
 ....................................................................................................................................
Income from investment operations
 ....................................................................................................................................
Net investment income                                 0.28       0.56     0.56         0.46           0.55
0.54      0.57
 ...................................................................................................................................
Net realized and unrealized gains or losses
 on securities                                        0.11       0.19     0.03        (0.16)          0.23
(0.64)     0.24
                                                   -------    -------  -------      -------         ------
-------   -------
 ....................................................................................................................................
Total from investment operations                      0.39       0.75     0.59         0.30           0.78
(0.10)     0.81
                                                   -------    -------  -------      -------         ------
-------   -------
Less distributions
 ....................................................................................................................................
From net investment income                           (0.28)     (0.56)   (0.56)       (0.46)         (0.55)
(0.54)    (0.58)
 ...................................................................................................................................
From capital gains                                       0          0        0            0              0
(0.05)    (0.03)
 ....................................................................................................................................
Total distributions                                  (0.28)     (0.56)   (0.56)       (0.46)         (0.55)
(0.59)    (0.61)
                                                   -------    -------  -------      -------         ------
-------   -------
 ....................................................................................................................................
Net asset value, end of period                     $ 10.32    $ 10.21  $ 10.02      $  9.99         $10.15   $
9.92   $ 10.61
                                                   =======    =======  =======      =======         ======
=======   =======
 Total return                                         3.85%      7.63%    6.08%        3.00%          8.16%
(0.99%)    8.03%
 ....................................................................................................................................
Ratios/supplemental data
 ....................................................................................................................................
Net assets, end of period (thousands)              $90,058    $99,729  $71,588      $87,004       $106,066
$106,448  $119,172
 ....................................................................................................................................
Ratios to average net assets
 Expenses                                             0.84%++    0.82%    0.81%        0.80%++        0.70%
0.55%     0.55%
 ...................................................................................................................................
 Expenses, after fee credits                          0.84%++    0.82%    0.81%          --             --
--        --
 ....................................................................................................................................
 Expenses, excluding fee waivers and expense
  reimbursements                                      0.84%++    0.82%    0.89%        0.87%++        0.84%
0.82%     0.83%
 ....................................................................................................................................
 Net investment income                                5.38%++    5.47%    5.52%        5.47%++        5.54%
5.22%     5.48%
 ....................................................................................................................................
Portfolio turnover rate                                  3%        45%      68%          28%            45%
45%       31%
 ....................................................................................................................................

+   Excluding applicable sales charges.
++  Annualized.
+++ Calculation based on average shares outstanding.
(a) For the period from April 10, 1996 (commencement of class operations) to June 30, 1996.
(b) For the ten months ended June 30, 1996. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 1996.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                                            Year Ended
                           Six Months Ended    Year Ended June 30,                         December 31,
                           December 31, 1998 -------------------------    Period Ended    -----------------
                              (Unaudited)     1998     1997     1996    June 30, 1995 (a)  1994      1993
 CLASS A SHARES
 Net asset value,
  beginning of period           $  9.90      $  9.83  $  9.82  $ 10.02       $  9.52      $ 10.42   $ 10.41
                                -------      -------  -------  -------       -------      -------   -------
 ............................................................................................................
Income from investment
 operations
 ............................................................................................................
Net investment income              0.28         0.61     0.63     0.63          0.32         0.65      0.65
 ...........................................................................................................
Net realized and unrealized
 gains or losses on
 securities                        0.12         0.07     0.02    (0.19)         0.50        (0.91)     0.19
                                -------      -------  -------  -------       -------      -------   -------
 ............................................................................................................
Total from investment
 operations                        0.40         0.68     0.65     0.44          0.82        (0.26)     0.84
                                -------      -------  -------  -------       -------      -------   -------
 ............................................................................................................
 Less distributions
 ............................................................................................................
From net investment income        (0.29)       (0.61)   (0.64)   (0.64)        (0.32)       (0.64)    (0.65)
 ............................................................................................................
From capital gains                    0            0        0        0             0            0     (0.18)
                                -------      -------  -------  -------       -------      -------   -------
 ...........................................................................................................
Total distributions               (0.29)       (0.61)   (0.64)   (0.64)        (0.32)       (0.64)    (0.83)
                                -------      -------  -------  -------       -------      -------   -------
 ............................................................................................................
Net asset value, end of
 period                         $ 10.01      $  9.90  $  9.83  $  9.82       $ 10.02      $  9.52   $ 10.42
                                -------      -------  -------  -------       -------      -------   -------
 ............................................................................................................
Total return+                      4.08%        7.08%    6.77%    4.45%         8.77%       (2.57%)    8.29%
 ............................................................................................................
Ratios/supplemental data
 ...........................................................................................................
Net assets, end of
 period (thousands)             $20,086      $16,848  $17,703  $18,630       $18,898      $19,127   $22,865
 ............................................................................................................
Ratios to average net assets
 Expenses                          0.84%++      0.80%    0.72%    0.79%         0.77%++      0.75%     0.93%
 ...........................................................................................................
 Expenses, after fee
  credits                          0.83%++      0.80%    0.72%      --            --           --        --
 ............................................................................................................
 Net investment income             5.69%++      6.14%    6.37%    6.35%         6.58%++      6.46%     6.15%
 ............................................................................................................
 Portfolio turnover rate             31%          68%      45%      76%           34%          48%       73%
 ............................................................................................................

                                                                                             Year Ended
                           Six Months Ended    Year Ended June 30,                          December 31,
                           December 31, 1998 -------------------------    Period Ended    ------------------
                              (Unaudited)     1998     1997     1996    June 30, 1995 (a)  1994     1993 (b)
 CLASS B SHARES
 Net asset value,
  beginning of period           $  9.92      $  9.85  $  9.84  $ 10.04       $  9.54      $ 10.44    $10.57
                                -------      -------  -------  -------       -------      -------    ------
 ............................................................................................................
Income from investment
 operations
 ............................................................................................................
Net investment income              0.24         0.52     0.54     0.55          0.28         0.58      0.58
 ...........................................................................................................
Net realized and
 unrealized gains or
 losses on securities              0.11         0.07     0.01    (0.19)         0.50        (0.92)     0.05
                                -------      -------  -------  -------       -------      -------    ------
 ............................................................................................................
Total from investment
 operations                        0.35         0.59     0.55     0.36          0.78        (0.34)     0.63
                                -------      -------  -------  -------       -------      -------    ------
 ............................................................................................................
Less distributions
 ...........................................................................................................
From net investment
 income                           (0.24)       (0.52)   (0.54)   (0.56)        (0.28)       (0.56)    (0.58)
 ............................................................................................................
From capital gains                    0            0        0        0             0            0     (0.18)
                                -------      -------  -------  -------       -------      -------    ------
 ............................................................................................................
Total distributions               (0.24)       (0.52)   (0.54)   (0.56)        (0.28)       (0.56)    (0.76)
                                -------      -------  -------  -------       -------      -------    ------
 ............................................................................................................
Net asset value, end of
 period                         $ 10.03      $  9.92  $  9.85  $  9.84       $ 10.04      $  9.54    $10.44
                                -------      -------  -------  -------       -------      -------    ------
 ............................................................................................................
Total return+                      3.60%        6.11%    5.78%    3.62%         8.31%       (3.33%)    6.08%
 ...........................................................................................................
Ratios/supplemental data
 ............................................................................................................
Net assets, end of
 period (thousands)             $25,212      $22,689  $22,237  $21,006       $17,366      $17,625    $8,876
 ............................................................................................................
Ratios to average net assets
 Expenses                          1.74%++      1.70%    1.62%    1.69%         1.67%++      1.50%     1.57%++
 ............................................................................................................
 Expenses, after fee
  credits                          1.73%++      1.70%    1.62%      --            --           --        --
 ............................................................................................................
 Net investment income             4.79%++      5.23%    5.48%    5.45%         5.68%++      5.75%     5.42%++
 ...........................................................................................................
Portfolio turnover rate              31%          68%      45%      76%           34%          48%       73%
 ............................................................................................................

+   Excluding applicable sales charges.
++  Annualized.
(a) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
(b) For the period from January 25, 1993 (commencement of class operations) to December 31, 1993.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                              Financial Highlights
                (For a share outstanding throughout each period)

                           Six Months Ended    Year Ended June 30,
                           December 31, 1998 ----------------------    Period Ended        Period Ended
                              (Unaudited)     1998    1997    1996   June 30, 1995 (b) December 31, 1994 (a)
  CLASS C SHARES
Net asset value,
 beginning of period            $ 9.92       $ 9.85  $ 9.84  $10.05       $ 9.55               $9.85
                                ======       ======  ======  ======       ======               =====
 ...........................................................................................................
Income from investment
 operations
 ............................................................................................................
Net investment income             0.24         0.52    0.54    0.55         0.26                0.18
 ............................................................................................................
Net realized and
 unrealized gains or
 losses on securities             0.11         0.07    0.01   (0.20)        0.50               (0.30)
                                ------       ------  ------  ------       ------               -----
 ............................................................................................................
Total from investment
 operations                       0.35         0.59    0.55    0.35         0.76               (0.12)
                                ------       ------  ------  ------       ------               -----
 ...........................................................................................................
Less distributions from
 net investment income           (0.24)       (0.52)  (0.54)  (0.56)       (0.26)              (0.18)
                                ------       ------  ------  ------       ------               -----
Net asset value, end of
 period                         $10.03       $ 9.92  $ 9.85  $ 9.84       $10.05               $9.55
                                ======       ======  ======  ======       ======               =====
 ............................................................................................................
Total return+                     3.60%        6.11%   5.77%   3.51%        8.23%              (1.27%)
 ............................................................................................................
Ratios/supplemental data
 ............................................................................................................
Net assets, end of
 period (thousands)             $1,546       $1,143  $1,029  $1,155       $  527               $ 512
 ............................................................................................................
Ratios to average net
 assets
 Expenses                         1.74%++      1.70%   1.62%   1.69%        1.67%++             1.65%++
 ...........................................................................................................
 Expenses, after fee
  credits                         1.73%++      1.70%   1.62%     --           --                  --
 ............................................................................................................
Net investment income             4.79%++      5.25%   5.47%   5.46%        5.69%++             5.87%++
 ...........................................................................................................
Portfolio turnover rate             31%          68%     45%     76%          34%                 48%
 ............................................................................................................

                                                                                                Year Ended
                           Six Months Ended     Year Ended June 30,                            December 31,
                           December 31, 1998 ----------------------------    Period Ended    -------------------
                              (Unaudited)      1998      1997      1996    June 30, 1995 (b)   1994       1993
 CLASS Y SHARES
Net asset value,
 beginning of period           $   9.90      $   9.83  $   9.82  $  10.02      $   9.52      $  10.43   $  10.41
                               ========      ========  ========  ========      ========      ========   ========
 ................................................................................................................
Income from investment
 operations
 ................................................................................................................
Net investment income              0.28          0.62      0.64      0.64          0.33          0.65       0.69
 ................................................................................................................
Net realized and
 unrealized gains or
 losses on securities              0.12          0.07      0.02     (0.19)         0.49         (0.91)      0.19
                               --------      --------  --------  --------      --------      --------   --------
 ................................................................................................................
Total from investment
 operations                        0.40          0.69      0.66      0.45          0.82         (0.26)      0.88
                               --------      --------  --------  --------      --------      --------   --------
 ................................................................................................................
Less distributions
 ................................................................................................................
From net investment
 income                           (0.29)        (0.62)    (0.65)    (0.65)        (0.32)        (0.65)     (0.68)
 From capital gains                   0             0         0         0             0             0      (0.18)
                               --------      --------  --------  --------      --------      --------   --------
 ...............................................................................................................
Total distributions               (0.29)        (0.62)    (0.65)    (0.65)        (0.32)        (0.65)     (0.86)
                               --------      --------  --------  --------      --------      --------   --------
 ................................................................................................................
Net asset value, end of
 period                        $  10.01      $   9.90  $   9.83  $   9.82      $  10.02      $   9.52   $  10.43
                               --------      --------  --------  --------      --------      --------   --------
 ................................................................................................................

Total return                       4.13%         7.19%     6.88%     4.63%         8.80%        (2.55%)     8.67%
 ................................................................................................................
Ratios/supplemental data
 ...............................................................................................................
Net assets, end of
 period (thousands)            $354,827      $348,358  $357,706  $352,095      $347,050      $345,025   $376,445
 ................................................................................................................
Ratios to average net
 assets
 Expenses                          0.74%++       0.70%     0.62%     0.69%         0.67%++       0.65%      0.66%
 ................................................................................................................
 Expenses, after fee
  credits                          0.73%++       0.70%     0.62%       --            --            --         --
 ................................................................................................................
Net investment income              5.82%++       6.25%     6.48%     6.45%         6.68%++       6.56%      6.41%
 ................................................................................................................
Portfolio turnover rate              31%           68%       45%       76%           34%           48%        73%
 ................................................................................................................

+   Excluding applicable sales charges.
++  Annualized.
(a) For the period from September 6, 1994 (commencement of class operations) to December 31, 1994.
(b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   EVERGREEN
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                            Schedule of Investments
                         December 31, 1998 (Unaudited)

 Principal
   Amount                                                              Value
 ADJUSTABLE RATE MORTGAGE SECURITIES - 71.5%
            FHLMC - 30.3%
 $  466,203 FHLMC Pool #605343, Cap 13.61%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.33%, 3/1/19.......................................   $   483,103
  1,092,680 FHLMC Pool #605386, Cap 12.87%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.50%, 9/1/17.......................................     1,121,024
    479,988 FHLMC Pool #606541, Cap 13.55%, Margin 2.79%+ WTAL,
             Resets Annually,
             7.29%, 3/1/21.......................................       494,537
    988,259 FHLMC Pool #606679, Cap 12.08%, Margin 2.88%+ WTAL,
             Resets Annually,
             7.06%, 10/1/21......................................     1,022,078
    892,058 FHLMC Pool #607352, Cap 13.61%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.50%, 4/1/22.......................................       916,732
  3,023,948 FHLMC Pool #608034, Cap 14.78%, Margin 2.22%+ WTAL,
             Resets Annually,
             6.96%, 6/1/16.......................................     3,078,288
     66,714 FHLMC Pool #645062, Cap 14.14%, Margin 2.90%+ WTAL,
             Resets Annually,
             7.61%, 5/1/19.......................................        68,069
    279,158 FHLMC Pool #785114, Cap 13.31%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.45%, 7/1/19.......................................       288,276
     46,888 FHLMC Pool #785147, Cap 12.78%, Margin 2.75%+ WTAL,
             Resets Annually,
             7.35%, 5/1/20.......................................        47,577
  1,163,135 FHLMC Pool #845063, Cap 12.10%, Margin 2.83%+ WTAL,
             Resets Annually,
             7.30%, 11/1/21......................................     1,192,213
  2,061,260 FHLMC Pool #845070, Cap 11.84%, Margin 2.78%+ WTAL,
             Resets Annually,
             7.38%, 1/1/22.......................................     2,128,251
  1,070,644 FHLMC Pool #845082, Cap 12.58%, Margin 2.69%+ WTAL,
             Resets Annually,
             7.33%, 3/1/22.......................................     1,088,041
    825,040 FHLMC Pool #846163, Cap 13.07%, Margin 2.71%+ WTAL,
             Resets Annually,
             7.28%, 7/1/30.......................................       845,154
    326,690 FHLMC Pool #865220, Cap 15.08%, Margin 2.35%+ WTAL,
             Resets Triennially,
             7.75%, 4/1/20.......................................       336,389
                                                                    -----------
                                                                     13,109,732
                                                                    -----------
            FNMA - 41.2%
    431,921 FNMA Pool #046692, Cap 12.89%, Margin 2.56%+ CMT,
             Resets Annually,
             6.875%, 8/1/15......................................       434,595
    235,641 FNMA Pool #062610, Cap 12.75%, Margin 2.75%+ CMT,
             Resets Annually,
             7.50%, 6/1/18........................................      243,005
    290,238 FNMA Pool #070033, Cap 14.31%, Margin 2.60%+ CMT,
             Resets Annually,
             7.05%, 10/1/17.......................................      296,316
  1,128,843 FNMA Pool #070119, Cap 12.00%, Margin 2.76%+ CMT,
             Resets Annually,
             7.40%, 11/1/17.......................................    1,163,414
    406,428 FNMA Pool #070179, Cap 12.77%, Margin 2.93%+ CMT,
             Resets Annually,
             7.08%, 7/1/27........................................      414,622
    245,317 FNMA Pool #070327, Cap 12.95%, Margin 2.75%+ CMT,
             Resets Annually,
             7.45%, 6/1/19........................................      250,606
  1,190,829 FNMA Pool #090678, Cap 13.15%, Margin 2.70%+ CMT,
             Resets Annually,
             7.48%, 9/1/18........................................    1,238,271
    334,875 FNMA Pool #092086, Cap 15.55%, Margin 2.75%+ CMT,
             Resets Annually,
             7.42%, 10/1/16.......................................      342,671
    617,153 FNMA Pool #094564, Cap 15.84%, Margin 2.50%+ CMT,
             Resets Annually,
             7.27%, 1/1/16........................................      631,329
    788,063 FNMA Pool #095405, Cap 13.65%, Margin 2.73%+ CMT,
             Resets Annually,
             7.29%, 12/1/19.......................................      809,242
    384,465 FNMA Pool #102905, Cap 13.11%, Margin 2.82%+ CMT,
             Resets Annually,
             7.33%, 7/1/20........................................      395,818
    196,268 FNMA Pool #105007, Cap 13.33%, Margin 2.75%+ CMT,
             Resets Annually,
             7.03%, 7/1/19........................................      197,346
    215,218 FNMA Pool #114714, Cap 12.60%, Margin 2.75%+ CMT,
             Resets Annually,
             7.07%, 3/1/19........................................      219,826
    723,318 FNMA Pool #124015, Cap 13.24%, Margin 2.58%+ CMT,
             Resets Annually,
             7.08%, 11/1/18.......................................      740,049
    557,845 FNMA Pool #124204, Cap 13.51%, Margin 2.71%+ CMT,
             Resets Annually,
             7.36%, 1/1/22........................................      569,526
  2,292,466 FNMA Pool #124289, Cap 13.46%, Margin 2.67%+ CMT,
             Resets Annually,
             7.32%, 9/1/21........................................    2,355,509

--------------------------------------------------------------------------------
                                  EVERGREEN
                     Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                       Schedule of Investments(continued)
                         December 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
 Amount                                                              Value
--------------------------------------------------------------------------------
 ADJUSTABLE RATE MORTGAGE SECURITIES - continued
            FNMA - continued
 $  459,108 FNMA Pool #124945, Cap 12.54%, Margin 2.78%+ CMT,
             Resets Annually,
             7.43%, 1/1/31.......................................   $   470,659
    268,172 FNMA Pool #142963, Cap 11.03%, Margin 2.63%+ CMT,
             Resets Annually,
             7.40%, 1/1/22.......................................       272,865
    274,048 FNMA Pool #303247, Cap 11.08%, Margin 2.71%+ CMT,
             Resets Annually,
             7.17%, 12/1/22......................................       280,170
  1,622,021 FNMA Pool #313663, Cap 12.96%, Margin 2.81%+ CMT,
             Resets Annually,
             7.25%, 5/1/22.......................................     1,657,511
    813,057 FNMA Pool #313994, Cap 9.83%, 2.48%+ Six Month LIBOR,
             7.42%, 12/1/23......................................       822,504
  1,222,515 FNMA Pool #331526, Cap 11.17%, Margin 2.75%+ CMT,
             Resets Annually,
             6.11%, 5/1/36.......................................     1,231,684
    106,154 FNMA Pool #391290, Cap 12.68%, Margin 2.71%+ CMT,
             Resets Annually,
             7.30%, 2/1/17.......................................       107,415
  1,189,504 FNMA Pool #423207, Cap 11.87%, Margin 2.75%+ CMT,
             Resets Annually,
             5.83%, 4/1/38.......................................     1,194,708
  1,496,873 FNMA Pool #449552, Cap 11.94%, Margin 2.75%+ CMT,
             Resets Annually,
             5.96%, 11/1/28......................................     1,508,803
                                                                    -----------
                                                                     17,848,464
                                                                    -----------
            Total Adjustable Rate Mortgage Securities (cost
             $31,148,758)........................................    30,958,196
                                                                    -----------
 ASSET-BACKED SECURITIES - 10.8%
  1,000,000 Carco Auto Loan Master Trust,
             Series 1997-1, Class A,
             6.69%, 8/15/04......................................     1,011,490
  1,355,185 CoreStates Home Equity Trust,
             Series 1994-1, Class A,
             6.65%, 5/15/09......................................     1,375,458
  1,626,193 Merrill Lynch Mortgage Investors, Inc., Series 1992-
             B, Class B,
             8.50%, 4/15/12......................................     1,648,960
    426,000 Salomon Brothers Mortgage, Inc., Series 1998-NC7,
             6.70%, 1/25/29......................................       425,534
    200,000 The Money Store Home Equity Trust, Series 1997-B,
             6.64%, 1/15/17......................................       201,091
                                                                    -----------
            Total Asset-Backed Securities (cost $4,645,911)......     4,662,533
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 4.6%
      6,353 FHLMC CMO, Series 11 Class 11C, 9.50%, 4/15/19.......         6,393
    859,539 FHLMC Strip, Series 20, Class F,
             6.33%, 7/1/29.......................................       858,464
    844,743 Nomura Depositor Trust,
             Series 1998-ST1, Class A1,
             5.83%, 1/15/03......................................       818,609
    289,329 Prudential Home Mortgage Securities, Series 1990-12,
             Class A1,
             7.94%, 11/25/20.....................................       288,459
                                                                    -----------
            Total Collateralized Mortgage Obligations (cost
             $2,007,089).........................................     1,971,925
                                                                    -----------
 FIXED RATE MORTGAGE SECURITIES - 6.1%
            FHLMC - 1.4%
    313,882 FHLMC Pool #B00078,
             10.50%, 10/1/05.....................................       324,008
    267,415 FHLMC Pool #B00475,
             10.50%, 4/1/04......................................       276,042
                                                                    -----------
                                                                        600,050
                                                                    -----------
            FNMA - 1.7%
    332,975 FNMA Pool #002497,
             11.00%, 1/1/16......................................       363,866
    140,492 FNMA Pool #058442,
             11.00%, 1/1/18......................................       154,878
    208,488 FNMA Pool #100051,
             9.50%, 4/15/05......................................       217,805
                                                                    -----------
                                                                        736,549
                                                                    -----------
            GNMA - 3.0%
  1,283,706 GNMA Pool #268164,
             10.25%, 11/15/29....................................     1,315,798
                                                                    -----------
            Total Fixed Rate Mortgage Securities (cost
             $2,703,840).........................................     2,652,397
                                                                    -----------
 U. S. GOVERNMENT AGENCY OBLIGATIONS - 1.2%
    (cost $510,410)
    500,000 FHLB,
             5.125%, 9/15/03.....................................       499,845
                                                                    -----------
 U. S. TREASURY OBLIGATIONS - 2.1% (cost $923,592)
    900,000 U. S. Treasury Notes,
             5.50%, 5/31/03......................................       929,250
                                                                    -----------
 REPURCHASE AGREEMENT - 2.5% (cost $1,081,000)
  1,081,000 Evergreen Joint Repurchase Agreement, (5.02% dated
             12/31/98 due 1/4/99, maturity value $1,081,603)(a)..     1,081,000
                                                                    -----------
            Total Investments-- (cost $43,020,600).........   98.8%  42,755,146
            Other Assets and Liabilities - net.............    1.2      535,667
                                                             -----  -----------
            Net Assets - ..................................  100.0% $43,290,813
                                                             =====  ===========

(a) The repurchase agreement is fully collateralized by U. S. Treasury and/or federal agency obligations based on market prices plus accrued interest at December 31, 1998.

Summary of Abbreviations:

CMO   Collateralized Mortgage Obligation
CMT   1, 3, or 5 year Constant Maturity Treasury Index
FHLB  Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association
LIBOR London Interbank Overnight Rate
WTAL  1 to 3 year Weekly Treasury Average Lookback

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                            Schedule of Investments
                         December 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
  Amount                                                                Value
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - 3.8% (b)
 $ 1,000,000 California Infrastructure
              PG&E, Series 1997-1
              Certificate, Class A4
              (Est. Maturity 2000),
              6.16%, 6/25/03.....................................   $  1,017,330
   2,500,000 Contimortgage Home Equity
              Loan Trust,
              Series 1998-1 Class A6
              (Est. Maturity 2003),
              6.58%, 12/15/18....................................      2,532,800
     895,953 CoreStates Home Equity Trust,
              Series 1994-1 Class A
              (Est. Maturity 2000),
              6.65%, 5/15/09.....................................        909,356
   2,000,000 Salomon Brothers Mortgage, Inc.,
              Series 1998-NC7
              (Est. Maturity 2003),
              6.70%, 1/25/29.....................................      1,997,813
   1,000,000 Southern Pacific Secured Assets Corp.,
              Series 1996-3 Class A4
              (Est. Maturity 2002),
              7.60%, 10/25/27....................................      1,045,023
                                                                    ------------
             Total Asset-Backed Securities
              (cost $7,386,834)..................................      7,502,322
                                                                    ------------
 CORPORATE BONDS - 58.0%
             Aerospace & Defense - 4.6%
     500,000 BE Aerospace, Inc.,
              Sr. Sub. Notes
              9.50%, 11/1/08 (a).................................        528,750
   3,675,000 Boeing, Inc., Deb.,
              8.10%, 11/15/06....................................      4,170,574
   3,000,000 Lockheed Martin Corp., Notes,
              7.25%, 5/15/06.....................................      3,245,730
     500,000 Northrop Grumman Corp., Notes,
              7.00%, 3/1/06......................................        520,840
     500,000 Sequa Corp., Sr. Notes,
              8.75%, 12/15/01....................................        511,250
                                                                    ------------
                                                                       8,977,144
                                                                    ------------
             Automotive Equipment & Manufacturing - 0.9%
     950,000 Ford Motor Co., Deb.,
              9.00%, 9/15/01.....................................      1,035,529
     750,000 Hayes Lemmerz International, Inc.,
              8.25%, 12/15/08....................................        750,000
                                                                    ------------
                                                                       1,785,529
                                                                    ------------
             Banks - 4.0%
   1,000,000 Amsouth Bancorp.,
              Sub. Deb., Puttable 2005,
              6.75%, 11/1/25.....................................      1,046,670
   2,500,000 Bank One Texas N. A., Sub. Notes,
              6.25%, 2/15/08.....................................      2,578,600
   2,000,000 NationsBank Corp., Sub. Notes,
              8.125%, 6/15/02....................................      2,162,060
   2,000,000 Suntrust Banks, Inc., Sr. Bond,
              6.00%, 1/15/28.....................................      2,043,760
                                                                  --------------
                                                                       7,831,090
                                                                  --------------
             Building, Construction & Furnishings - 0.1%
     200,000 MDC Holdings, Inc., Sr. Notes,
              8.375%, 2/1/08.....................................        197,000
                                                                  --------------
             Business Equipment & Services - 1.3%
   1,000,000 Lucent Technologies, Inc., Notes
              5.50%, 11/15/08....................................      1,010,430
     500,000 Paging Network, Inc., Sr. Sub. Notes,
              8.875%, 2/1/06.....................................        455,000
     500,000 United Rentals, Inc., Sr. Sub. Notes,
              9.25%, 1/15/09 (a).................................        503,750
     500,000 Williams Scotsman, Inc., Sr. Sub. Notes,
              9.875%, 6/1/07.....................................        510,000
                                                                  --------------
                                                                       2,479,180
                                                                  --------------
             Cable/Other Video Distribution - 1.5%
     750,000 Century Communications Corp.,
              Sr. Notes,
              9.75%, 2/15/02.....................................        806,250
   1,000,000 Comcast Cable Communications I,
              Sr. Notes,
              6.20%, 11/15/08....................................      1,016,600
     500,000 Jones Intercable, Inc.,
              Sr. Notes,
              9.625%, 3/15/02....................................        538,750
     500,000 Marcus Cable Operating Co. LP,
              Gtd. Sr. Sub. Disc.
              Notes, Step Bond,
              (Eff. Yield 7.43%) (c),
              0.00%, 8/1/04......................................        501,250
                                                                  --------------
                                                                       2,862,850
                                                                  --------------
             Chemical & Agricultural Products - 1.1%
   1,164,000 Dow Chemical Co., Deb.,
              8.625%, 4/1/06.....................................      1,337,273
     300,000 International Specialty
              Products Holdings, Inc.,
              Sr. Notes, Series B,
              9.00%, 10/15/03....................................        316,500
     500,000 Polymer Group, Inc.,
              Sr. Sub. Notes, Series B,
              9.00%, 7/1/07......................................        495,000
                                                                  --------------
                                                                       2,148,773
                                                                  --------------
             Communication Systems & Services - 10.4%
     500,000 AT&T Credit Corp.,
              Series D, MTN,
              9.85%, 3/15/99.....................................        509,075
   2,600,000 Bell Telephone Co. of PA, Deb.,
              8.35%, 12/15/30....................................      3,384,810
     950,000 Centennial Cellular Corp.,
              Sr. Notes,
              8.875%, 11/1/01....................................      1,007,000

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments(continued)
                         December 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
  Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - continued
             Communication Systems & Services - continued
 $   500,000 Echostar Communications Corp.,
              Step Bond,
              (Eff. Yield 8.21%) (c)
              0.00%, 6/1/04......................................   $    515,000
   5,000,000 GTE Corp.,
              Deb.,
              6.46%, 4/15/08.....................................      5,326,000
     500,000 Jordan Telecommunication Products,
              Sr. Notes,
              9.875%, 8/1/07.....................................        500,000
     400,000 K III Communications Corp.,
              8.50%, 2/1/06......................................        412,000
   1,000,000 Lenfest Communications, Inc.,
              Sr. Secd. Notes,
              8.37%, 11/1/05.....................................      1,080,000
   1,000,000 MCI Communications Corp.,
              Puttable and Callable @100,
              4/15/02 (Eff. Yield 6.23%) (c),
              Notes,
              6.12%, 4/15/02.....................................      1,015,220
   1,560,000 MCI Worldcom, Inc.,
              Notes,
              7.75%, 4/1/07......................................      1,762,254
     500,000 Olympus Communications LP,
              Sr. Notes,
              10.625%, 11/15/06..................................        546,250
     500,000 Price Communications Wireless,
              Sr. Secd. Notes,
              9.125%, 12/15/06 (a)...............................        505,000
     525,000 Qwest Communications
              International, Inc.,
              Sr. Notes,
              7.50%, 11/1/08 (a) ................................        548,625
   1,000,000 Sprint Capital Corp.,
              6.125%, 11/15/08...................................      1,021,830
   2,000,000 TCI Communications, Inc.,
              Sr. Notes,
              8.00%, 8/1/05......................................      2,251,580
                                                                    ------------
                                                                      20,384,644
                                                                    ------------
             Consumer Products & Services - 1.3%
     800,000 American Greetings Corp.,
              Notes,
              6.10%, 8/1/28......................................        820,368
   1,164,000 General Mills, Inc.,
              Series B, MTN,
              9.00%, 12/20/02....................................      1,310,815
     500,000 Westpoint Stevens, Inc.,
              Sr. Notes,
              7.875%, 6/15/05....................................        512,500
                                                                    ------------
                                                                       2,643,683
                                                                    ------------
             Environmental Services - 0.5%
   1,000,000 Allied Waste North America,
              Sr. Notes,
              7.375%, 1/1/04 (a) ................................      1,005,000
                                                                    ------------
             Finance & Insurance - 10.5%
   1,000,000 Beneficial Corp.,
              Series I, MTN,
              6.25%, 2/18/13.....................................      1,027,310
   1,250,000 Chase Manhattan Corp.,
              Sub. Notes,
              9.375%, 7/1/01.....................................      1,362,475
   1,000,000 CIT Group Holdings, Inc.,
              MTN,
              9.25%, 3/15/01.....................................      1,077,740
   2,000,000 Fleet Financial Group, Inc.,
              Notes,
              6.50%, 3/15/08.....................................      2,105,780
   2,000,000 General Electric Capital Corp.,
              Deb.,
              8.75%, 5/21/07.....................................      2,441,480
   1,650,000 GS Escrow Corp.,
              Sr. Notes,
              6.75%, 8/1/01 (a)..................................      1,636,222
     800,000 Harris BanCorp.,
              Sub. Notes,
              9.375%, 6/1/01.....................................        866,008
   2,000,000 Mellon Financial Co.,
              Sr. Notes,
              5.75%, 11/15/03....................................      2,010,820
     875,000 Paine Webber Group, Inc.,
              Sr. Notes,
              8.25%, 5/1/02......................................        927,185
     500,000 Presidential Life Insurance Corp.,
              Sr. Notes,
              9.50%, 12/15/00....................................        511,250
             Prudential Insurance Co.:
   2,000,000  Notes,
              7.125%, 7/1/07.....................................      2,132,600
   3,000,000  Sr. Notes,
              6.375%, 7/23/06....................................      3,069,420
             Reliance Group Holdings, Inc.:
     500,000  Sr. Sub. Deb.,
              9.75%, 11/15/03....................................        521,680
   1,000,000  Sr. Notes,
              9.00%, 11/15/00....................................      1,041,550
                                                                    ------------
                                                                      20,731,520
                                                                    ------------
             Food & Beverage Products - 1.4%
     250,000 Aurora Foods, Inc.,
              Sr. Sub. Notes,
              9.875%, 2/15/07....................................        272,500
     750,000 Chiquita Brands International, Inc.,
              Sr. Notes,
              9.625%, 1/15/04....................................        776,250
   1,000,000 Coca Cola Enterprises, Inc.,
              Notes,
              5.75%, 11/1/08.....................................      1,007,400
     600,000 Fleming Companies, Inc.,
              Sr. Notes,
              10.625%, 12/15/01..................................        618,000
                                                                    ------------
                                                                       2,674,150
                                                                    ------------
             Gaming - 0.3%
     250,000 Grand Casino, Inc.,
              Gtd. First Mtge. Notes,
              10.125%, 12/1/03...................................        272,500
     400,000 Station Casinos, Inc.,
              Sr. Sub. Notes,
              9.625%, 6/1/03.....................................        420,000
                                                                    ------------
                                                                         692,500
                                                                    ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments(continued)
                         December 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - continued
             Healthcare Products & Services - 0.9%
 $ 1,164,000 Baxter International, Inc.,
              Notes,
              7.25%, 2/15/08...................................     $  1,273,439
     200,000 Mariner Post Acute Network, Inc.,
              Sr. Sub. Notes,
              9.50%, 11/1/07...................................          161,500
     250,000 Tenet Healthcare Corp.,
              Sr. Notes,
              7.875%, 1/15/03..................................          255,000
                                                                    ------------
                                                                       1,689,939
                                                                    ------------
             Information Services & Technology - 0.1%
     250,000 American Radio Systems Corp.,
              9.00%, 2/1/06....................................          271,875
                                                                    ------------
             Iron & Steel - 1.0%
     850,000 Armco, Inc.,
              Sr. Notes,
              9.375%, 11/1/00..................................          860,625
     350,000 Bethlehem Steel Corp.,
              Sr. Notes,
              10.375%, 9/1/03..................................          367,500
     750,000 Wheeling Pittsburgh Corp.,
              Sr. Notes,
              9.375%, 11/15/03.................................          814,688
                                                                    ------------
                                                                       2,042,813
                                                                    ------------
             Leisure & Tourism - 1.5%
   1,000,000 Caesar's World, Inc.,
              Sr. Sub. Notes,
              8.875%, 8/15/02..................................          985,000
     500,000 Host Marriot Hotels Properties, Inc.,
              Sr. Notes, Series B,
              7.875%, 8/1/08...................................          486,875
     405,000 Host Marriott Travel Plazas, Inc.,
              Sr. Secd. Notes, Series B,
              9.50%, 5/15/05...................................          424,238
     500,000 Players International, Inc.,
              Sr. Notes,
              10.875%, 4/15/05.................................          540,000
     500,000 Prime Hospitality Corp.,
              First Mtge. Notes,
              9.25%, 1/15/06...................................          520,000
                                                                    ------------
                                                                       2,956,113
                                                                    ------------
             Metals & Mining - 0.5%
     400,000 Golden Northwest Aluminum Inc.,
              12.00%, 12/15/06 (a).............................          402,000
     500,000 Kaiser Aluminum & Chemical Corp.,
              Sr. Notes,
              9.875%, 2/15/02..................................          495,000
                                                                    ------------
                                                                         897,000
                                                                    ------------
             Machinery - Diversified - 0.1%
     200,000 Eagle Picher Industries, Inc.,
              Sr. Sub. Notes,
              9.375%, 3/1/08...................................          189,000
                                                                    ------------
             Manufacturing - Distributing - 0.1%
     250,000 Mark IV Industries, Inc.,
              Sr. Sub. Notes,
              7.50%, 9/1/07....................................          237,500
             Oil/Energy - 2.1%
   2,000,000 KN Energy, Inc.,
              Deb.,
              7.35%, 8/1/26.....................................       2,102,800
   2,000,000 Transocean Offshore, Inc.,
              Notes,
              7.45%, 4/15/27....................................       2,037,280
                                                                    ------------
                                                                       4,140,080
                                                                    ------------
             Paper & Packaging - 0.7%
     500,000 Container Corp. of America,
              Sr. Notes, Series A,
              11.25%, 5/1/04....................................         520,000
             Stone Container Corp.:
     700,000  Sr. Notes,
              9.875%, 2/1/01....................................         710,500
     200,000  Sr. Sub. Notes,
              11.00%, 8/15/99...................................         201,000
                                                                    ------------
                                                                       1,431,500
                                                                    ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 2.7%
             Comcast Corp.,
              Sr. Sub. Deb.:
   1,000,000  9.375%, 5/15/05...................................       1,073,010
     250,000  9.50%, 1/15/08....................................         264,375
     200,000 Hollinger International Publishing,
              Sr. Sub. Notes,
              9.25%, 2/1/06.....................................         210,000
   2,327,000 Loews Corp.,
              Notes,
              6.75%, 12/15/06...................................       2,362,580
     200,000 Sinclair Broadcast Group, Inc.,
              Sr. Sub. Notes,
              10.00%, 9/30/05...................................         212,000
   1,000,000 Time Warner Entertainment, Inc.,
              Notes,
              9.625%, 5/1/02....................................       1,120,040
                                                                    ------------
                                                                       5,242,005
                                                                    ------------
             Real Estate - 1.5%
   1,900,000 EOP Operating LP,
              Sr. Notes,
              6.375%, 2/15/03 (a)...............................       1,875,756
   1,000,000 Glenborough Properties LP,
              Sr. Notes,
              7.625%, 3/15/05...................................         996,110
                                                                    ------------
                                                                       2,871,866
                                                                    ------------
             Retailing & Wholesale - 1.5%
   2,000,000 Fred Meyer, Inc.,
              Notes,
              7.15%, 3/1/03.....................................       2,081,200
     500,000 Great Atlantic & Pacific Tea, Inc.,
              Sr. Notes,
              7.70%, 1/15/04....................................         516,000
     500,000 Southland Corp.,
              Sr. Sub. Deb.,
              5.00%, 12/15/03...................................         440,000
                                                                    ------------
                                                                       3,037,200
                                                                    ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments(continued)
                         December 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - continued
             Transportation - 2.3%
 $ 2,000,000 CSX Corp.,
              Notes,
              6.25%, 10/15/08.....................................  $  2,029,100
   1,650,000 Norfolk Southern Corp.,
              Notes,
              7.05%, 5/1/37.......................................     1,785,019
     500,000 Sea Containers Ltd.,
              Sr. Notes,
              7.875%, 2/15/08 (a).................................       480,000
     200,000 U.S. Airways, Inc.,
              Equipment Test Certificate
              Series 88-D,
              9.80%, 1/15/00......................................       204,160
                                                                    ------------
                                                                       4,498,279
                                                                    ------------
             Utilities - 5.1%
   1,000,000 Alabama Power Co.,
              Sr. Notes,
              5.375%, 10/1/08.....................................       984,945
   3,000,000 Commonwealth Edison Co.,
              8.00%, 5/15/08......................................     3,400,920
   1,000,000 Long Island Lighting Co.,
              Deb.,
              7.30%, 7/15/99......................................     1,011,370
     500,000 National Rural Utilities Cooperative Finance,
              5.00%, 10/1/02......................................       491,655
   2,000,000 Oklahoma Gas & Electric Co.,
              Sr. Notes,
              6.65%, 7/15/27......................................     2,188,720
   2,000,000 Yorkshire Power Finance Ltd.,
              6.496%, 2/25/08.....................................     2,006,180
                                                                    ------------
                                                                      10,083,790
                                                                    ------------
             Total Corporate Bonds
              (cost $111,691,743).................................   114,002,023
                                                                    ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.7% (b)
     500,000  Chase Commercial Mtge.
               Securities Corp.,
               Series 1997-1 Class B
               (Est. Maturity 2007),
               7.37%, 4/19/07.....................................       536,887
     881,733  Criimi Mae Financial Corp.,
               Series 1 Class A
               (Est. Maturity 2004),
               7.00%, 1/1/33......................................       902,123
   2,000,000  DLJ Commercial Mtge. Corp.,
               Series 1998-CF2
               (Est. Maturity 2009),
               6.48%, 11/12/31....................................     2,034,375
   1,000,000  FNMA,
               Series 1993-248, Class SA,
               REMIC (Est. Maturity 2004),
               4.77%, 8/25/23 (b)(d)..............................       944,300
   1,945,704  Independent National Mtge. Corp.,
               Series 1997-A Class A
               (Est. Maturity 2004),
               7.79%, 12/26/26 (a)................................     1,894,629
     500,000  Merrill Lynch Trust,
               Series 35 Class G
               (Est. Maturity 2005),
               8.45%, 11/1/18.....................................       521,250
              Morgan Stanley Capital I, Inc.:
     650,000   Series 1998-HF2
               (Est. Maturity 2009),
               6.71%, 11/15/30....................................       682,731
     700,000  Series 1997-C1 Class B
               (Est. Maturity 2006),
               7.69%, 2/15/20.....................................       761,638
              Nationslink Funding Corp.
     975,000   Series 1998-2 Class C
               (Est. Maturity 2009),
               6.80%, 7/20/30.....................................     1,022,227
   3,133,030   Series 1998-2 Class B
               (Est. Maturity 2007),
               6.64%, 1/20/08.....................................     3,180,025
     860,998  Paine Webber Mtge. Acceptance Corp.,
               Series 1993-4 Class M1
               (Est. Maturity 2002),
               7.50%, 5/25/23.....................................       864,496
     583,773  PNC Mtge. Securities Corp.,
               Series 1997-4 Class 2PP1,
               REMIC (Est. Maturity 2000),
               7.50%, 7/25/27.....................................       589,518
              Resolution Trust Corp.:
      83,418   Series 1992 C Class A1
               (Est. Maturity 1999),
               8.80%, 8/25/23.....................................        83,223
   1,080,600   Series 1992-3 Class A2,
               REMIC (Est. Maturity 1999),
               7.25%, 11/1/98.....................................     1,077,190
     805,384   Series 1992-3 Class A3,
               REMIC (Est. Maturity 1999),
               6.87%, 11/1/98.....................................       802,851
   1,116,311   Series 1995-1 Class A2C
               (Est. Maturity 1999),
               7.50%, 10/25/28....................................     1,120,023
                                                                     -----------
            Total Collateralized Mortgage Obligations
             (cost $16,522,807)...................................    17,017,486
                                                                     -----------
 FOREIGN BONDS - (Non-US Dollar Denominated) - 5.7%
  5,675,000 Canada Government,
        CAD  6.00%, 6/1/08........................................     4,019,096
 10,582,000 Nykredit,
        DKK  Series ANN,
             6.00%, 10/1/26.......................................     1,664,375
 34,710,000 Realkredit Danmark,
        DKK  6.00%, 10/1/26.......................................     5,452,769
                                                                     -----------
            Total Foreign Bonds - (Non-US Dollar Denominated)
             (cost $10,402,020)...................................    11,136,240
                                                                     -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.9%
  2,500,000 Farm Credit Systems
             Financial Assistance Corp.,
             Bonds, Series A-05,
             8.80%, 6/10/05.......................................     2,974,600
            FHLB:
  2,860,000  5.125%, 9/15/03......................................     2,859,113
  1,000,000  5.80%, 9/2/08........................................     1,035,000
    750,000 FHLMC,
             6.70%, 1/5/07........................................       813,045
                                                                     -----------
            Total U.S. Government Agency Obligations
             (cost $7,321,023)....................................     7,681,758
                                                                     -----------

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments(continued)
                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
  Principal
  Amount                                                              Value
 U.S. TREASURY OBLIGATIONS - 7.3%
 $ 4,350,000 U.S. Treasury Notes,
              6.125%, 8/15/07....................................   $  4,751,027
  15,180,000 U.S. Treasury STRIPs,
              (Eff. Yield 9.30%) (c)
              0.00%, 5/15/08 ....................................      9,586,777
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $13,932,164).................................     14,337,804
                                                                    ------------
 YANKEE OBLIGATIONS - 7.8%
     675,000 Bayerische Landesbank Girozen, New York,
              Sr. Notes, Series D,
              6.20%, 2/9/06......................................        688,770
     500,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/08.....................................        498,750
   1,000,000 Group Videotron Ltd.,
              Sr. Notes,
              10.625%, 2/15/05...................................      1,082,760
     250,000 Imax Corp.,
              Sr. Notes,
              7.875%, 12/1/05....................................        251,875
   2,000,000 Manitoba Province, Canada,
              Notes,
              8.00%, 4/15/02.....................................      2,171,780
     500,000 National Westminster Bancorp.,
              Sub. Notes,
              9.375%, 11/15/03...................................        578,495
   2,000,000 Nippon Telegraph & Telephone Corp.,
              Notes,
              6.00%, 3/25/08.....................................      2,100,340
   1,000,000 Petroleum Geo Services,
              Notes,
              7.50%, 3/31/07.....................................      1,035,180
   1,000,000 Rogers Cablesystems Ltd.,
              Notes,
              9.625%, 8/1/02.....................................      1,075,000
   1,000,000 Svenska Handelsbanken,
              Sub. Notes,
              8.35%, 7/15/04.....................................      1,112,420
   2,000,000 United Utilities PLC,
              Notes,
              6.45%, 4/1/08......................................      2,039,900
     700,000 Westpac Banking Corp.,
              Sub. Deb.,
              9.125%, 8/15/01....................................        757,162
   2,000,000 YPF Sociedad Anonima,
              Sr. Notes,
              7.25%, 3/15/03.....................................      1,875,280
                                                                    ------------
             Total Yankee Obligations
              (cost $14,712,405).................................     15,267,712
                                                                    ------------
 REPURCHASE AGREEMENT - 3.1% (cost $6,043,000)
  $6,043,000 Evergreen Joint Repurchase Agreement, in a joint trading account, 5.02%, dated 12/31/98 due 1/4/99,
              maturity value $6,046,371 (e)......................      6,043,000
                                                                    ------------

             Total Investments -(cost $188,011,996).......    98.3%  192,988,345
             Other Assets and Liabilities - net...........     1.7     3,424,115
                                                             -----  ------------
             Net Assets -.................................   100.0% $196,412,460
                                                             =====  ============
(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the securities act of 1933, as amended. These securities have been determined to be liquid un-der guidelines established by the Board of Trustees.
(b) The estimated maturity of a Collateralized Mortgage Obligation or Asset Backed Security is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(c) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Inverse floater, resets monthly.
(e) The repurchase agreements are fully collateralized by U.S. Treasury and/or federal agency obligations based on market prices plus accrued interest at December 31, 1998.

Summary of Abbreviations
 CAD    Canadian Dollar
 DKK    Danish Krone
 FHLB   Federal Home Loan Bank
 FHLMC  Federal Home Loan Mortgage Corporation
 FNMA   Federal National Mortgage Association
 GNMA   Government National Mortgage Association
 MTN    Medium Term Note
 REMIC  Real Estate Mortgage Investment Conduit
 STRIPs Separate Trading of Registered Interest and Principal Securities

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Currency Exchange Contracts to Sell:

 Exchange                             U.S. Value at   In Exchange  Unrealized
   Date      Contracts to Deliver   December 31, 1998 for U.S. $  Appreciation
----------------------------------------------------------------------------------
 3/15/1999  45,000,000 Danish Krone    $7,084,661     $7,162,298    $77,637
                                                                               ===

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                 Intermediate Term Government Securities Fund
--------------------------------------------------------------------------------
                            Schedule of Investments
                         December 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES - 40.2%
             FHLMC:
 $   186,595  5.60%, 2/15/13.....................................   $    186,276
   8,258,272  6.50%, 9/1/08......................................      8,408,077
   5,994,065  6.50%, 11/1/09.....................................      6,102,798
      49,385  7.53%, 8/1/19......................................         51,353
      25,397  7.90%, 12/1/20.....................................         25,903
   2,761,554 FHLMC Gold,
              9.00%, 1/1/17......................................      2,953,096
             FNMA:
   2,344,513  6.00%, 2/1/08......................................      2,356,657
     648,325  6.00%, 5/1/11......................................        651,398
   3,936,476  6.37%, 3/1/06......................................      4,044,520
   3,500,000  6.40%, 12/1/07.....................................      3,666,978
   3,000,000  6.50%, 6/25/22.....................................      3,037,072
   2,453,589  7.00%, 12/1/99.....................................      2,477,143
   2,081,925  7.00%, 8/1/01......................................      2,126,250
  10,954,526  7.00%, 4/1/11......................................     11,210,315
   2,959,883  7.00%, 3/1/24......................................      3,025,416
   5,896,387  7.50%, 8/1/26......................................      6,062,842
      48,338  7.92%, 6/1/19......................................         50,441
     177,682  8.50%, 12/1/01.....................................        182,914
             GNMA:
   9,296,820  6.50%, 2/15/27.....................................      9,402,897
   1,591,917  7.00%, 3/15/28.....................................      1,630,728
     137,477  8.00%, 3/15/17.....................................        144,297
     220,195  9.00%, 9/15/21.....................................        236,519
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $66,345,290).................................     68,033,890
                                                                    ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.1%
     993,000 Federal Agricultural Mortgage Corp. MTN,
              7.37%, 8/1/06......................................      1,078,940
             FHLB:
   5,000,000  5.50%, 4/14/00.....................................      5,032,970
   1,300,000  8.60%, 1/25/00.....................................      1,348,322
   8,500,000 FHLMC,
              7.36%, 6/5/07......................................      9,028,267
             FNMA:
   2,000,000  7.50%, 2/11/02.....................................      2,137,396
   2,000,000  7.88%, 2/24/05.....................................      2,279,462
   4,480,000 FNMA MTN,
              6.16%, 4/3/01......................................      4,591,471
                                                                    ------------
             Total U.S. Government Agency Obligations
              (cost $24,297,121).................................     25,496,828
                                                                    ------------
 U.S. TREASURY OBLIGATIONS - 43.3%
   2,500,000 U.S. Treasury Bonds,
              11.75%, 11/15/14...................................      3,889,845
             U.S. Treasury Notes:
   1,000,000  5.50%, 2/28/99.....................................      1,001,563
   2,500,000  5.63%, 12/31/02....................................      2,582,812
   5,000,000  6.13%, 9/30/00.....................................      5,125,000
   3,000,000  6.13%, 8/15/07.....................................      3,279,375
   8,400,000  6.25%, 4/30/01.....................................      8,699,250
   4,000,000  6.38%, 7/15/99.....................................      4,038,752
  10,750,000  6.63%, 5/15/07.....................................     12,093,750
   1,000,000  6.75%, 4/30/00.....................................      1,026,563
   2,300,000  7.00%, 7/15/06.....................................      2,619,845
  12,250,000  7.13%, 2/29/00.....................................     12,586,875
   4,000,000  7.50%, 10/31/99....................................      4,091,252
   2,000,000  7.50%, 11/15/01....................................      2,150,000
   4,400,000  7.50%, 5/15/02.....................................      4,778,127
   2,500,000  7.88%, 11/15/04....................................      2,896,875
   1,300,000  8.50%, 11/15/00....................................      1,388,563
   1,000,000  8.88%, 2/15/99.....................................      1,005,000
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $70,659,732).................................     73,253,447
                                                                    ------------
 REPURCHASE AGREEMENT - 1.5% (cost $2,555,877)
   2,555,877 Dresdner Kleinwort Benson N.A., LLC, 4.25% dated
              12/31/98, due 01/04/99, maturity value $2,557,084
              (Collateralized by $2,595,000 U.S. Treasury
              Inflation Index Bonds, 3.625%, due 01/15/08,
              value, including accrued interest $2,610,292)......      2,555,877
                                                                    ------------
             Total Investments -
              (cost $163,858,020).......................    100.1%  169,340,042
             Other Assets and Liabilities - net.........     (0.1)     (225,060)
                                                           ------  ------------
             Net Assets - ..............................   100.00% $169,114,982
                                                           ======  ============
Summary of Abbreviations:
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
GNMA Government National Mortgage Association
MTN  Medium Term Note

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                            Schedule of Investments
                         December 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - 14.7%
 $ 2,885,126 Advanta Home Equity Loan Trust,
              Series 1992-4, Class A1,
              7.20%, 11/25/08.....................................  $  2,917,483
             Amresco Residential
              Securities Mtge. Loan Trust:
   2,302,957 Series 1998-2, Class A1,
             6.50%, 12/25/15......................................     2,307,368
   3,450,000 Series 1998-2, Class A2,
             6.245%, 4/25/22......................................     3,463,058
     957,561 Associates Manufactured Hsg.,
              Series 1997-1, Class A3,
              6.60%, 6/15/28......................................       963,962
   4,000,000 Carco Auto Loan Master Trust,
              Series 1997-1, Class A,
              6.689%, 8/15/04.....................................     4,019,620
   1,750,000 Case Equipment Loan Trust,
              Series 1995-B, Class B,
              6.45%, 9/15/02......................................     1,753,281
   1,999,985 Contimortgage Home Equity
              Loan Trust,
              Series 1996-1, Class A5,
              6.15%, 3/15/11......................................     2,006,415
   2,472,705 Continental Airlines, Inc.,
              Series 1997, Class 1B,
              7.461%, 4/1/13......................................     2,626,569
   5,495,999 Empire Funding Home Loan
              Owner Trust,
              Series 1998-1, Class A4,
              6.64%, 12/25/12.....................................     5,540,215
     700,572 EQCC Home Equity Loan Trust,
              Series 1996-1, Class A2,
              5.82%, 9/15/09......................................       702,341
     291,624 First Bank Auto Receivables
              Grantor Trust,
              Series 1995-A, Class B,
              8.30%, 1/15/00......................................       292,197
     631,088 First Security Auto Grantor Trust,
              Series 1995-A, Class A,
              6.25%, 1/15/01......................................       632,151
   4,133,050 Fleetwood Credit Corp. Grantor Trust, Series 1993- B,
              Class A,
              4.95%, 8/15/08......................................     4,119,225
     679,886 GCC Home Equity Trust,
              Series 1990-1, Class A,
              10.00%, 7/15/05.....................................       679,954
   5,000,000 Iroquois Trust, Indexed
              Amortization Note,
              Series 1997-3, Class A,
              6.68%, 11/10/03 (a).................................     5,038,825
   5,557,703 Life Financial Home Loan
              Owner Trust,
              Series 1997-3, Class A2,
              6.79%, 10/25/11.....................................     5,577,739
   2,877,294 Prudential Securities
              Secured Financing Corp.,
              Series 1994-4, Class A1,
              8.12%, 2/15/25......................................     2,972,547
   2,500,000 Southern Pacific Secured
              Assets Corp.,
              Series 1998-1, Class A6,
              7.08%, 3/25/28......................................     2,601,771
             Western Financial Grantor Trust:
   1,794,338 Series 1995-5, Class A2,
              5.875%, 3/1/02......................................    1,802,619
     774,984 Series 1995-4, Class A2,
              6.20%, 2/1/02.......................................      780,327
   4,500,000 WFS Financial Owner Trust,
              Series 1997-D, Class A4,
              6.25%, 3/20/03.....................................     4,569,143
   3,681,641 Xerox Rental Equipment Trust,
              Series 1996-A,
              6.20%, 12/31/99 (a)................................     3,688,544
                                                                   ------------
             Total Asset-Backed Securities
              (cost $58,415,622).................................    59,055,354
                                                                   ------------
 CORPORATE BONDS - 24.0%
             Banks - 5.1%
   3,350,000 Amsouth BanCorp.,
              Sub. Deb.,
              6.75%, 11/1/25.....................................     3,522,944
             Bank One First Chicago NBD Corp.:
   2,000,000 MTN, Series E,
              9.20%, 12/17/01....................................     2,188,804
   4,000,000 Sub. Notes,
              9.00%, 6/15/99.....................................     4,060,892
   3,000,000 BB&T Corp.,
              Sub. Notes,
              6.375%, 6/30/05....................................      3,088,815
   2,000,000 Chase Manhattan Corp.,
              Sub. Notes,
              8.00%, 5/15/04.....................................      1,998,172
   5,000,000 First Security Corp.,
              MTN,
              6.40%, 2/10/03.....................................      5,120,340
     500,000 Security Pacific Corp.,
              Notes,
              10.45%, 5/8/01.....................................        550,097
                                                                    ------------
                                                                      20,530,064
                                                                    ------------
             Finance & Insurance - 10.3%
   2,000,000 American Express Credit Corp.,
              Step Bond (Eff. Yield 5.57%) (b),
              6.25%, 2/10/99.....................................      2,035,902
   3,000,000 Associated P&C Holdings, Inc.,
              Gtd. Sr. Notes,
              6.75%, 7/15/03 (a).................................      3,024,258
   3,000,000 Bear Stearns Co., Inc.,
              Sr. Notes,
              7.625%, 4/15/00....................................      3,071,517
   5,000,000 Case Credit Corp.,
              Gtd. Notes,
              6.125%, 2/15/03....................................      4,927,505
   1,500,000 Duke Capital Corp.,
              Sr. Notes, Series A,
              6.25%, 7/15/05.....................................      1,547,778
   1,000,000 Horace Mann Educators Corp.,
              Sr. Notes,
              6.625%, 1/15/06....................................      1,047,471
             Lehman Brothers Holdings, Inc.:
   2,500,000 MTN,
             6.84%, 10/7/99......................................      2,512,565

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments(continued)
                         December 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                            Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - continued
             Finance & Insurance - continued
             Lehman Brothers Holdings, Inc.:
 $ 5,000,000  Sr. Notes,
              6.625%, 11/15/00..................................   $  5,019,215
   5,000,000  Notes,
              8.875%, 3/1/02....................................      5,340,250
   5,000,000 Metropolitan Life Insurance Co.,
              Surplus Notes,
              7.00%, 11/1/05 (a)................................      5,307,445
   7,000,000 Salomon, Inc.,
              Sr. Notes,
              7.20%, 2/1/04.....................................      7,361,669
                                                                   ------------
                                                                     41,195,575
                                                                   ------------
             Healthcare Products & Services - 1.8%
   7,500,000 Columbia/HCA Healthcare Corp.,
              Notes,
              6.875%, 7/15/01...................................      7,446,337
                                                                   ------------
             Industrial Specialty Products & Services - 2.4%
   5,000,000 Case Corp.,
              Notes,
              6.25%, 12/1/03 (a)................................      4,997,960
   4,375,000 Johnson Controls, Inc.,
              Notes,
              6.30%, 2/1/08.....................................      4,547,690
                                                                   ------------
                                                                      9,545,650
                                                                   ------------
             Telecommunication Services & Equipment - 1.9%
   5,000,000 GTE Corp.,
              Deb.,
              10.25%, 11/1/20...................................      5,723,640
   2,000,000 Worldcom, Inc.,
              Sr. Notes,
              6.125%, 8/15/01...................................      2,034,732
                                                                   ------------
                                                                      7,758,372
                                                                   ------------
             Transportation - 1.3%
   5,000,000 U.S. Airways, Inc.,
              Series 1998-1,
              7.35%, 1/30/18....................................      5,109,225
                                                                   ------------
             Utilities - 1.2%
   5,000,000 LG&E Capital Corp.,
              MTN
              5.75%, 11/1/01 (a)................................      4,984,135
                                                                   ------------
             Total Corporate Bonds
              (cost $94,781,687)................................     96,569,358
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.4%
   3,150,000 Chase Commercial Mtge.
              Securities Corp.,
              Series 1996-2, Class C,
              6.90%, 11/19/28...................................      3,263,321
   1,537,185 CMC Securities Corp.,
              Series 1993-D, Class D3,
              10.00%, 7/25/23...................................      1,572,214
   5,000,000 Credit Suisse First Boston
              Mtge. Securities Corp.,
              Series 1998-C1, Class A1B,
              6.48%, 5/17/08....................................      5,176,525
             FHLMC:
   4,139,967 Series 1546, Class D,
              5.75%, 10/15/16...................................      4,138,704
   4,170,070 Series 1991, Class PA,
              6.00%, 3/15/14....................................      4,179,349
   3,000,000 FNMA, REMIC,
              Series 1998-W8, Class A4,
              6.02%, 9/25/28....................................      3,029,925
             Potomac Gurnee Finance Corp.:
   2,429,501 Series 1, Class A,
              6.887%, 12/21/26 (a)..............................      2,546,979
   2,500,000 Series 1, Class B,
              7.003%, 12/21/26 (a)..............................      2,592,763
   4,675,444 Prudential Securities
              Secured Financing Corp.,
              Series 1998-C1, Class A1,
              6.105%, 11/15/02..................................      4,723,578
   2,502,585 RMF Commercial Mtge.,
              Series 1997-1, Class A,
              6.38%, 1/15/19 (a)................................      2,525,572
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $33,294,716)................................     33,748,930
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 20.0%
   2,500,000 DLJ Mtge. Acceptance Corp.,
              Series 1993, Class MF7,
              7.95%, 6/18/03....................................      2,655,987
             Federal Housing Administration -
              Puttable Project Loans:
   4,315,413  7.43%, 11/1/22....................................      4,670,506
   4,564,092 Merrill Lynch 199,
              8.43%, 2/1/20.....................................      4,984,422
   2,808,952 Reilly 18,
              6.875%, 4/1/15....................................      2,780,862
   1,538,766 Reilly 55,
              7.43%, 3/1/24.....................................      1,677,340
   9,479,335 Reilly 64,
              7.43%, 1/1/24.....................................     10,259,721
   3,000,000 FHLB,
              5.45%, 10/19/05...................................      3,039,693
             FHLMC:
   2,750,000  6.00%, 5/15/16....................................      2,796,771
     265,618  10.50%, 9/1/15....................................        291,526
   2,000,000 Deb.,
              6.97%, 6/16/05....................................      2,047,878
             FNMA:
   7,000,000  6.85%, 4/5/04.....................................      7,531,629
   5,851,820  11.00%, 2/15/25...................................      6,519,699
      18,694  14.00%, 6/1/11....................................         21,658
   2,952,876 Pool #252106,
              6.00%, 11/1/08....................................      2,968,172
   2,100,000 REMIC Trust, Series 1992,
             Class G44H,
              8.00%, 11/25/06...................................      2,159,617
   9,000,000 Series 1995-W1, Class A6,
              8.10%, 4/25/25....................................      9,296,815
   4,000,000 Kidder Peabody Acceptance Corp.,
              Series 1994-C1, Class A,
              6.65%, 2/1/06.....................................      4,094,260
   3,000,000 Nationslink Funding Corp.,
              Commercial Mtge. Certificates,
              Series 1998-C1, Class A1A1,
              6.803%, 1/20/08...................................      3,014,400
   2,000,000 Painewebber Mtge. Acceptance
              Corp. IV, Multifamily Mtge.,
              Series 1996-M1, Class E,
              7.655%, 1/2/12 (a)................................      2,071,250

--------------------------------------------------------------------------------
                                  EVERGREEN
                         Short Intermediate Bond Fund
--------------------------------------------------------------------------------
                       Schedule of Investments(continued)
                         December 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES - continued
 $ 4,672,867 Prudential Home Mtge. Securities,
              Series 1993-39, Class A8,
              6.50%, 10/25/08....................................   $  4,695,927
   2,756,457 Saxon Mtge. Securities Corp.,
              Series 1993-8A, Class 1A2,
              7.375%, 9/25/23....................................      2,775,022
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $77,939,112).................................     80,353,155
                                                                    ------------
 MUNICIPAL BONDS - 0.8% (cost $2,885,285)
   2,900,000 VA Hsg. Dev. Auth.,
              Taxable Subseries A-4,
              7.00%, 1/1/14......................................      3,100,970
                                                                    ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.6%
             FHLB:
   3,000,000 6.043%, 4/28/03.....................................      3,008,400
   4,105,000 6.07%, 8/28/08......................................      4,163,320
             Consolidated Bond:
   1,780,590 6.47%, 9/16/02......................................      1,785,576
   3,300,000 6.54%, 12/12/07.....................................      3,410,606
   9,035,000 FNMA,
              MTN,
              6.92%, 3/19/07.....................................     10,049,603
                                                                    ------------
             Total U.S. Government Agency Obligations
              (cost $22,353,969).................................     22,417,505
                                                                    ------------
 U.S. TREASURY OBLIGATIONS - 18.0%
             U.S. Treasury Notes,
  14,000,000 5.625%, 5/15/08.....................................     14,940,632
   5,000,000 5.75%, 4/30/03......................................      5,203,125
  22,525,000 6.125%, 8/15/07.....................................     24,622,641
   8,000,000 6.25%, 2/15/07......................................      8,777,504
   2,500,000 6.50%, 10/15/06.....................................      2,775,782
   9,000,000 6.625%, 5/15/07.....................................     10,125,000
   4,980,000 7.00%, 7/15/06......................................      5,672,534
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $68,291,636).................................     72,117,218
                                                                    ------------
 YANKEE OBLIGATIONS - 5.9%
   5,000,000 Boral Limited Australia Co.,
              MTN,
              7.90%, 11/19/99 (a)................................      5,097,885
             Korea Dev. Bank, Bond:
   5,000,000  7.25%, 5/15/06.....................................      4,578,270
   6,000,000  7.375%, 9/17/04....................................      5,477,040
   6,000,000 National Bank of Canada,
              Yankee Notes,
              Series B,
              8.125%, 8/15/04....................................      6,661,206
   2,000,000 Ras Laffan Liquefied Natural Gas, Bond,
              7.628%, 9/15/06 (a)................................      1,816,684
                                                                    ------------
             Total Yankee Obligations
              (cost $24,450,580).................................     23,631,085
                                                                    ------------
 REPURCHASE AGREEMENT - 1.8% (cost $7,303,330)
   7,303,330 Dresdner Kleinwort Benson N.A., LLC, 4.25%, dated
              12/31/98, due 01/04/99, maturity value $7,306,779
              (Collateralized by $7,410,000 U.S. Treasury
              Inflation Index Bonds, 3.625%, due 01/15/08,
              value, including accrued interest $7,453,667)......      7,303,330
                                                                    ------------
             Total Investments -
              (cost $389,715,937).........................    99.2%  398,296,905
             Other Assets and
              Liabilities - net...........................     0.8     3,374,706
                                                            ------  ------------
             Net Assets - ................................   100.0% $401,671,611
                                                            ======  ============

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

Summary of Abbreviations

 FHLB   Federal Home Loan Bank
 FHLMC  Federal Home Loan Mortgage Corporation
 FNMA   Federal National Mortgage Association
 GNMA   Government National Mortgage Association
 MTN    Medium Term Note
 REMIC  Real Estate Mortgage Investment Conduit
 STRIPs Separately Traded Registered Interest and Principal Securities

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                    Short and Intermediate Term Bond Funds
--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
                         December 31, 1998 (Unaudited)

                             Capital     Intermediate  Intermediate     Short
                           Preservation      Bond       Government   Intermediate
                               Fund          Fund          Fund          Fund
----------------------------------------------------------------------------------
 Assets
 Investments at cost.....  $43,020,600   $188,011,996  $163,858,020  $389,715,937
  Net unrealized gain or
   loss on securities....     (265,454)     4,976,349     5,482,022     8,580,968
----------------------------------------------------------------------------------
 Investments at market
  value..................   42,755,146    192,988,345   169,340,042   398,296,905
 Cash....................          375            964             0             0
 Receivable for
  investments sold.......            0      1,006,870             0             0
 Principal paydown
  receivable.............      336,566              0             0        74,733
 Receivable for Fund
  shares sold............          700        241,960        78,031       694,975
 Interest receivable.....      322,960      2,766,415     1,818,111     4,960,134
 Unrealized appreciation
  on forward foreign
  currency exchange
  contracts..............            0         77,637             0             0
 Prepaid expenses and
  other assets...........       27,363         77,045        51,133        70,467
----------------------------------------------------------------------------------
   Total assets..........   43,443,110    197,159,236   171,287,317   404,097,214
----------------------------------------------------------------------------------
 Liabilities
 Distributions payable...       78,315        289,861       281,788       764,606
 Payable for Fund shares
  redeemed...............       11,343        284,648     1,772,907     1,412,316
 Advisory fees payable...       19,154         78,163        87,704       169,665
 Distribution fees
  payable................       18,220         51,668             0         7,741
 Due to other related
  parties................          710          2,952         6,265         8,768
 Accrued expenses and
  other liabilities......       24,555         39,484        23,671        62,507
----------------------------------------------------------------------------------
   Total liabilities.....      152,297        746,776     2,172,335     2,425,603
----------------------------------------------------------------------------------
 Net assets..............  $43,290,813   $196,412,460  $169,114,982  $401,671,611
----------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital.........  $50,444,358   $206,936,106  $183,631,553  $412,210,374
 Distributions in excess
  of net investment
  income.................      (89,077)      (416,425)      (76,748)     (281,479)
 Accumulated net
  realized loss on
  securities and foreign
  currency related
  transactions...........   (6,799,014)   (15,160,813)  (19,921,845)  (18,838,252)
 Net unrealized gain or
  loss on securities and
  foreign currency
  related transactions...     (265,454)     5,053,592     5,482,022     8,580,968
----------------------------------------------------------------------------------
   Total net assets......  $43,290,813   $196,412,460  $169,114,982  $401,671,611
----------------------------------------------------------------------------------
 Net assets consist of
 Class A.................  $15,023,835   $119,547,860  $ 75,778,446  $ 20,086,451
 Class B.................   24,209,509     11,788,312     3,068,870    25,211,516
 Class C.................    4,057,469      5,385,530       209,237     1,546,485
 Class Y.................           --     59,690,758    90,058,429   354,827,159
----------------------------------------------------------------------------------
                           $43,290,813   $196,412,460  $169,114,982  $401,671,611
----------------------------------------------------------------------------------
 Shares outstanding
 Class A.................    1,555,333     13,105,347     7,345,948     2,005,764
 Class B.................    2,504,150      1,290,310       297,492     2,512,521
 Class C.................      420,036        589,527        20,283       154,112
 Class Y.................           --      6,543,645     8,730,265    35,430,952
----------------------------------------------------------------------------------
 Net asset value per
  share
 Class A.................  $      9.66   $       9.12  $      10.32  $      10.01
----------------------------------------------------------------------------------
 Class A -- Offering
  price (based on sales
  charge of 3.25%).......  $      9.98   $       9.43  $      10.67  $      10.35
----------------------------------------------------------------------------------
 Class B.................  $      9.67   $       9.14  $      10.32  $      10.03
----------------------------------------------------------------------------------
 Class C.................  $      9.66   $       9.14  $      10.32  $      10.03
----------------------------------------------------------------------------------
 Class Y.................           --   $       9.12  $      10.32  $      10.01
----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                    Short and Intermediate Term Bond Funds
--------------------------------------------------------------------------------
                            Statements of Operations
                 Six Months Ended December 31, 1998 (Unaudited)

                               Capital    Intermediate Intermediate    Short
                             Preservation     Bond      Government  Intermediate
                                 Fund         Fund         Fund         Fund
--------------------------------------------------------------------------------
 Investment income
  Interest (net of foreign
  withholding taxes of $0,
  $4,331, $0 and $0,
  respectively)...........    $1,453,256   $6,965,924   $5,496,877  $13,044,723
--------------------------------------------------------------------------------
 Expenses
  Advisory fee.............      142,983      615,585      534,391      996,239
  Distribution Plan
  expenses.................      165,299      236,045      110,013      135,484
  Transfer agent fees......       35,967      219,973      114,410      307,895
  Administrative services
  fees.....................        3,578       15,667       23,848       53,353
  Trustees' fees and
  expenses.................           69        3,932          436        5,295
  Shareholder reports
  expense..................       11,411       15,259        8,089       16,692
  Custodian fees...........        5,971       43,477       26,796       51,200
  Registration and filing
  fees.....................       19,924       57,700       29,339       28,125
  Professional fees........       11,233       12,411        8,274       12,644
  Other....................          304        1,568          262        2,464
--------------------------------------------------------------------------------
    Total expenses.........      396,739    1,221,617      855,858    1,609,391
   Less: Fee credits.......         (832)      (4,074)        (604)     (17,844)
         Fee waivers........     (82,647)    (152,814)     (75,466)           0
--------------------------------------------------------------------------------
    Net expenses...........      313,260    1,064,729      779,788    1,591,547
--------------------------------------------------------------------------------
  Net investment income....    1,139,996    5,901,195    4,717,089   11,453,176
--------------------------------------------------------------------------------
 Net realized and
  unrealized gain or loss
  on securities and
  foreign currency related
  transactions
  Realized gain or loss on:
  Securities...............      (15,502)    (268,101)      30,548   (1,896,938)
    Foreign currency related
     transactions..........            0     (251,774)           0            0
--------------------------------------------------------------------------------
    Net realized gain or loss
     on securities and
     foreign currency related
     transactions...........     (15,502)    (519,875)      30,548   (1,896,938)
--------------------------------------------------------------------------------
    Net change in unrealized
     gain or loss on
     securities and foreign
     currency related
     transactions...........    (332,684)   1,476,045    1,894,853    6,570,094
--------------------------------------------------------------------------------
    Net realized and
     unrealized gain or loss
     on securities and
     foreign currency related
     transactions...........    (348,186)     956,170    1,925,401    4,673,156
--------------------------------------------------------------------------------
    Net increase in net
     assets resulting from
     operations.............  $  791,810   $6,857,365   $6,642,490  $16,126,332
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                    Short and Intermediate Term Bond Funds
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                 Six Months Ended December 31, 1998 (Unaudited)

                              Capital     Intermediate  Intermediate     Short
                            Preservation      Bond       Government   Intermediate
                                Fund          Fund          Fund          Fund
-----------------------------------------------------------------------------------
 Operations
 Net investment income...   $  1,139,996  $  5,901,195  $  4,717,089  $ 11,453,176
 Net realized gain or
  loss on securities and
  foreign currency
  related transactions...        (15,502)     (519,875)       30,548    (1,896,938)
 Net change in unrealized
  gain or loss on
  securities and foreign
  currency related
  transactions...........       (332,684)    1,476,045     1,894,853     6,570,094
-----------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............        791,810     6,857,365     6,642,490    16,126,332
-----------------------------------------------------------------------------------
 Distributions to
  shareholders from net
  investment income
  Class A................       (447,822)   (3,601,444)   (2,116,092)     (526,354)
  Class B................       (602,065)     (286,095)      (43,329)     (577,788)
  Class C................        (97,617)     (137,551)       (3,921)      (33,345)
  Class Y................              0    (1,911,160)   (2,588,773)  (10,398,062)
-----------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (1,147,504)   (5,936,250)   (4,752,115)  (11,535,549)
-----------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................      4,961,984    17,686,791    21,586,506    80,372,918
 Proceeds from
  reinvestment of
  distributions..........        820,655     3,935,896     2,796,438     6,622,207
 Payment for shares
  redeemed...............    (10,186,325)  (29,776,692)  (39,099,583)  (78,929,364)
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....     (4,403,686)   (8,154,005)  (14,716,639)    8,065,761
-----------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     (4,759,380)   (7,232,890)  (12,826,264)   12,656,544
 Net assets
 Beginning of period.....     48,050,193   203,645,350   181,941,246   389,015,067
-----------------------------------------------------------------------------------
 End of period...........   $ 43,290,813  $196,412,460  $169,114,982  $401,671,611
===================================================================================
 Distributions in excess
  of net investment
  income.................   $    (89,077) $   (416,425) $    (76,748) $   (281,479)
===================================================================================

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                    Short and Intermediate Term Bond Funds
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1998

                              Capital     Intermediate  Intermediate      Short
                            Preservation      Bond       Government   Intermediate
                                Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------
 Operations
 Net investment income...   $  2,568,924  $  5,462,136  $  6,080,301  $  24,446,841
 Net realized gain or
  loss on securities and
  foreign currency
  related transactions...        162,335        93,422       263,411     (1,189,957)
 Net change in unrealized
  gain or loss on
  securities and foreign
  currency related
  transactions...........       (474,778)      518,784     1,220,668      3,858,427
------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............      2,256,481     6,074,342     7,564,380     27,115,311
------------------------------------------------------------------------------------
 Distributions to
  shareholders from net
  investment income
  Class A................       (887,540)   (2,960,648)   (1,551,596)    (1,003,205)
  Class B................     (1,474,326)     (654,821)      (35,699)    (1,108,182)
  Class C................       (207,058)     (410,056)       (5,115)       (53,200)
  Class Y................              0    (1,652,096)   (4,476,803)   (22,216,773)
------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........     (2,568,924)   (5,677,621)   (6,069,213)   (24,381,360)
------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from shares
  sold...................     19,443,143    24,366,074    19,195,384    140,518,437
 Proceeds from shares
  issued in connection
  with the acquisition
  of:
  Blanchard Short-Term
   Flexible Income Fund..              0   116,766,103             0              0
  Evergreen Intermediate
   Term Bond Fund II.....              0    66,213,695             0              0
  Virtus U.S. Government
   Securities Fund.......              0             0   133,551,466              0
 Proceeds from
  reinvestment of
  distributions..........      1,756,964     3,396,992     4,080,093     13,099,071
 Payment for shares
  redeemed...............    (25,657,158)  (36,461,819)  (49,294,072)  (166,012,044)
------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....     (4,457,051)  174,281,045   107,532,871    (12,394,536)
------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     (4,769,494)  174,677,766   109,028,038     (9,660,585)
 Net assets
 Beginning of year.......     52,819,687    28,967,584    72,913,208    398,675,652
------------------------------------------------------------------------------------
 End of year.............   $ 48,050,193  $203,645,350  $181,941,246  $ 389,015,067
====================================================================================
 Distributions in excess
  of net investment
  income.................   $    (81,569) $   (381,370) $    (41,722) $    (199,106)
====================================================================================

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Short and Intermediate Term Bond Funds consist of Evergreen Capi-tal Preservation and Income Fund ("Capital Preservation Fund"), Evergreen In-termediate Term Bond Fund ("Intermediate Bond Fund"), Evergreen Intermediate Term Government Securities Fund ("Intermediate Government Fund") and Evergreen Short Intermediate Bond Fund ("Short Intermediate Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open end management investment company registered under the Invest-ment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal in-stitutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Capital Preservation Fund and Intermediate Bond Fund, along with cer-tain other funds managed by Evergreen Investment Management Company ("EIMC"), (formerly Keystone Investment Management Company), a subsidiary of First

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Capital Preservation Fund and Intermediate Bond Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on in-vestments and foreign currency related transactions. Net realized foreign cur-rency gain or loss resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and is included in realized gain or loss on foreign currency related transactions. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial pur-chase trade date and subsequent sale trade date is included in realized gain or loss on foreign currency related transactions.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing there-on, and the Fund may invest the collateral in portfolio securities, thereby in-creasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Short Intermediate Fund has incurred and will elect to defer post October losses of $683,000.

I. Distributions
Distributions from net investment income for each Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for mortgage paydown gains and losses and foreign currency related transactions. Certain distributions paid during previous years have been reclassified to conform to current year presentation.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. ACQUISITIONS

The Intermediate Bond Fund was organized for the purpose of combining the as-sets of the Keystone Intermediate Term Bond Fund and Evergreen Intermediate Term Bond Fund II (formerly, the Evergreen Intermediate Term Bond Fund).

On January 21, 1998, prior to the combination of assets into Intermediate Bond Fund, Evergreen Intermediate Term Bond Fund II transferred substantially all of its net assets related to its Class Y shares to Evergreen Select Core Bond Fund, an institutional fund, through a redemption-in-kind in the amount of ap-proximately $108,000,000.

On January 23, 1998, Intermediate Bond Fund acquired all the remaining assets and assumed certain liabilities of Evergreen Intermediate Term Bond Fund II in exchange for Class A, Class B, Class C and Class Y shares of the Intermediate Bond Fund. Also, the Intermediate Bond Fund acquired all the assets and assumed certain liabilities of the Keystone Intermediate Term Bond Fund in exchange for Class A, Class B and Class C shares of Intermediate Bond Fund.

On February 28, 1998, Intermediate Bond Fund acquired all of the assets and as-sumed certain liabilities of Blanchard Short-Term Flexible Income Fund, in an exchange for Class A shares of Intermediate Bond Fund. Also, the Intermediate Government Fund acquired all of the assets and assumed certain liabilities of Virtus U.S. Government Securities Fund, in an exchange for Class A shares of Intermediate Government Fund.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition are as follows:

                                                          Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                    Acquired Fund          Assets Acquired Shares Issued Appreciation After
Acquisition
---------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund..  Evergreen Intermediate Term
                          Bond Fund II                    $ 66,213,695     7,287,484    $  616,992    $ 93,235,040
Intermediate Bond Fund..  Blanchard Short-Term Flexible
                          Income Fund                      116,766,103    12,856,531     2,511,574     211,601,433
Intermediate Government
 Fund...................  Virtus U.S. Government
                          Securities Fund                  133,551,466    13,103,834     1,895,706     201,883,701

4. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
Capital Preservation Fund
--------------------------------------------------------------------------------

                                 Six Months Ended           Year Ended
                                December 31, 1998          June 30, 1998
                               ---------------------  ------------------------
                                Shares     Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..................   213,243  $ 2,065,274   1,684,678  $ 16,480,670
Shares issued in reinvestment
 of distributions............    33,942      329,132      62,340       609,698
Shares redeemed..............  (543,160)  (5,271,184) (1,502,907)  (14,712,976)
-------------------------------------------------------------------------------
Net increase (decrease)......  (295,975) $(2,876,778)    244,111  $  2,377,392
-------------------------------------------------------------------------------
Class B
Shares sold..................   209,940  $ 2,043,260     212,637  $  2,082,936
Shares issued in reinvestment
 of distributions............    41,886      406,325      99,464       974,126
Shares redeemed..............  (421,717)  (4,094,620)   (998,736)   (9,785,685)
-------------------------------------------------------------------------------
Net decrease.................  (169,891) $(1,645,035)   (686,635) $ (6,728,623)
-------------------------------------------------------------------------------
Class C
Shares sold..................    87,847  $   853,450      89,775  $    879,537
Shares issued in reinvestment
 of distributions............     8,790       85,198      17,696       173,140
Shares redeemed..............   (84,571)    (820,521)   (118,346)   (1,158,497)
-------------------------------------------------------------------------------
Net increase (decrease)......    12,066  $   118,127     (10,875) $   (105,820)
===============================================================================

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

--------------------------------------------------------------------------------
Intermediate Bond Fund
--------------------------------------------------------------------------------

                                Six Months Ended             Year Ended
                                December 31, 1998           June 30, 1998
                             ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
 Class A
 Shares sold...............     998,390  $  9,087,057     955,523  $  8,660,565
 Shares issued in
  acquisition of:
  Evergreen Intermediate
   Term Bond Fund II.......           0             0     349,314     3,173,762
  Blanchard Short-Term
   Flexible Income Fund....           0             0  12,856,531   116,766,103
 Shares issued in
  reinvestment of
  distributions............     340,051     3,100,037     263,979     2,392,256
 Shares redeemed...........  (1,857,400)  (16,907,674) (1,958,558)  (17,753,140)
--------------------------------------------------------------------------------
 Net increase (decrease)...    (518,959) $ (4,720,580) 12,466,789  $113,239,546
--------------------------------------------------------------------------------
 Class B
 Shares sold...............     223,085  $  2,037,724     150,439  $  1,368,742
 Shares issued in
  acquisition of Evergreen
  Intermediate Term Bond
  Fund II..................           0             0     129,724     1,180,255
 Shares issued in
  reinvestment of
  distributions............      17,514       159,921      36,150       328,759
 Shares redeemed...........    (133,908)   (1,218,552)   (403,520)   (3,667,231)
--------------------------------------------------------------------------------
 Net increase (decrease)...     106,691  $    979,093     (87,207) $   (789,475)
--------------------------------------------------------------------------------
 Class C
 Shares sold...............      65,919  $    599,865     243,096  $  2,208,772
 Shares issued in
  acquisition of Evergreen
  Intermediate Term Bond
  Fund II..................           0             0       5,677        51,630
 Shares issued in
  reinvestment of
  distributions............      10,590        96,651      30,163       274,457
 Shares redeemed...........     (85,199)     (776,710)   (492,378)   (4,464,809)
--------------------------------------------------------------------------------
 Net decrease..............      (8,690) $    (80,194)   (213,442) $ (1,929,950)
================================================================================

                                                         January 26, 1998
                                                         (Commencement of
                               Six Months Ended        Class Operations) to
                               December 31, 1998           June 30, 1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class Y
Shares sold................    655,020  $  5,962,145   1,335,378  $ 12,127,995
Shares issued in
 acquisition of Evergreen
 Intermediate Term Bond
 Fund II...................          0             0   6,802,769    61,808,048
Shares issued in
 reinvestment of
 distributions.............     63,544       579,287      44,309       401,520
Shares redeemed............ (1,192,179)  (10,873,756) (1,165,196)  (10,576,639)
-------------------------------------------------------------------------------
Net increase (decrease)....   (473,615) $ (4,332,324)  7,017,260  $ 63,760,924
================================================================================

--------------------------------------------------------------------------------
Intermediate Government Fund
--------------------------------------------------------------------------------

                              Six Months Ended             Year Ended
                              December 31, 1998           June 30, 1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold...............    480,061  $  4,922,888     230,309  $  2,342,853
Shares issued in
 acquisition of Virtus
 U.S. Government
 Securities Fund..........                            8,857,360    90,273,998
Shares issued in
 reinvestment of
 distributions............    163,681     1,689,362     118,050     1,202,780
Shares redeemed........... (1,237,190)  (12,737,999) (1,323,352)  (13,483,204)
------------------------------------------------------------------------------
Net increase (decrease)...   (593,448) $ (6,125,749)  7,882,367  $ 80,336,427
------------------------------------------------------------------------------
Class B
Shares sold...............    256,109  $  2,649,688      79,762  $    811,849
Shares issued in
 reinvestment of
 distributions............      2,839        29,343       2,377        24,146
Shares redeemed...........    (64,542)     (665,317)    (53,064)     (538,430)
------------------------------------------------------------------------------
Net increase..............    194,406  $  2,013,714      29,075  $    297,565
------------------------------------------------------------------------------
Class C
Shares sold...............     13,871  $    143,430      10,721  $    108,822
Shares issued in
 reinvestment of
 distributions............        294         3,039         496         5,037
Shares redeemed...........     (6,276)      (64,710)        (30)         (306)
------------------------------------------------------------------------------
Net increase..............      7,889  $     81,759      11,187  $    113,553
------------------------------------------------------------------------------
Class Y
Shares sold...............  1,344,945  $ 13,870,500   1,570,425  $ 15,931,860
Shares issued in
 acquisition of Virtus
 U.S. Government
 Securities Fund..........          0             0   4,246,474    43,277,468
Shares issued in
 reinvestment of
 distributions............    104,144     1,074,694     280,814     2,848,130
Shares redeemed........... (2,489,893)  (25,631,557) (3,469,534)  (35,272,132)
------------------------------------------------------------------------------
Net increase (decrease)... (1,040,804) $(10,686,363)  2,628,179  $ 26,785,326
==============================================================================

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

--------------------------------------------------------------------------------
Short Intermediate Fund
--------------------------------------------------------------------------------

                            Six Months Ended              Year Ended
                            December 31, 1998            June 30, 1998
                         ------------------------  --------------------------
                           Shares       Amount       Shares        Amount
------------------------------------------------------------------------------
Class A
Shares sold.............    807,300  $  8,061,670      500,922  $   4,955,344
Shares issued in
 reinvestment of
 distributions..........     41,202       411,965       76,079        752,038
Shares redeemed.........   (545,059)   (5,424,755)    (674,862)    (6,681,274)
------------------------------------------------------------------------------
Net increase
 (decrease).............    303,443  $  3,048,880      (97,861) $    (973,892)
------------------------------------------------------------------------------
Class B
Shares sold.............  1,250,520  $ 12,509,726    1,023,010  $  10,138,464
Shares issued in
 reinvestment of
 distributions..........     41,859       419,451       78,547        778,080
Shares redeemed......... (1,067,737)  (10,659,115)  (1,071,136)   (10,623,170)
------------------------------------------------------------------------------
Net increase............    224,642  $  2,270,062       30,421  $     293,374
------------------------------------------------------------------------------
Class C
Shares sold.............     50,411  $    504,139       64,686  $     642,818
Shares issued in
 reinvestment of
 distributions..........      2,911        29,152        4,490         44,480
Shares redeemed.........    (14,483)     (144,772)     (58,395)      (579,321)
------------------------------------------------------------------------------
Net increase............     38,839  $    388,519       10,781  $     107,977
------------------------------------------------------------------------------
Class Y
Shares sold.............  5,942,460  $ 59,297,383   12,608,737  $ 124,781,811
Shares issued in
 reinvestment of
 distributions..........    576,419     5,761,639    1,165,985     11,524,473
Shares redeemed......... (6,283,422)  (62,700,722) (14,971,442)  (148,128,279)
------------------------------------------------------------------------------
Net increase
 (decrease).............    235,457  $  2,358,300   (1,196,720) $ (11,821,995)
==============================================================================

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended December 31, 1998:

                                     Cost of Purchases                  Proceeds from Sales
                            ----------------------------------- -----------------------------------
                            U.S. Government Non-U.S. Government U.S. Government Non-U.S. Government
                            -----------------------------------------------------------------------
  Capital Preservation
   Fund...................    $ 8,043,100       $   426,000       $ 6,672,560       $         0
  Intermediate Bond Fund..     70,920,834        73,280,379        82,562,672        78,763,060
  Intermediate Government
   Fund...................      5,812,115                 0        19,098,377                 0
  Short Intermediate
   Fund...................     37,827,268        84,486,661        95,146,104        23,721,707

During the six months ended December 31, 1998, the following Funds entered into reverse repurchase agreements as follows:

                                 Average Daily
                                    Balance    Weighted Average Maximum Amount
                                  Outstanding   Interest Rate    Outstanding*
                                 ---------------------------------------------
  Capital Preservation Fund.....  $  402,895        5.522%        $  500,382
  Intermediate Bond Fund........   1,015,195        5.527%         5,302,459

 * The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

There were no reverse repurchase agreements outstanding at December 31, 1998.

As of June 30, 1998, the Funds had capital loss carryovers for federal income tax purposes as follows:

                                                            Expiration
                            --------------------------------------------------------------------------
                              2000      2001       2002       2003       2004       2005       2006
                            --------------------------------------------------------------------------
  Capital Preservation
   Fund...................        -- $5,685,000 $  197,000 $  642,000 $  254,000         --         --
  Intermediate Bond Fund..  $598,000  2,688,000  9,514,000    118,000    359,000 $1,200,000         --
  Intermediate Government
   Fund...................        --         --  9,743,000  2,020,000  4,450,000  3,660,000 $   39,000
  Short Intermediate
   Fund...................        --         --  6,021,000         --  4,049,000  4,374,000  1,743,000

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

6. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares, except Class Y, as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the Fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the aver-age daily net assets of the class. The Class A shares of the Capital Preserva-tion Fund are currently incurring service fees at a rate of 0.23% of average daily net assets. The service fee for Class A shares of the Short Intermediate Fund is currently limited to 0.10% of average daily net assets. Class B and Class C also pay distribution fees equal to 0.75% of the average daily net as-sets of each respective class. Distribution Plan expenses are calculated daily and paid monthly.

During the six months ended December 31, 1998, amounts accrued or paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                               Distribution
                                               fees accrued        Distribution
                                         ------------------------- fees waived
                                         Class A  Class B  Class C   Class A
                                         ------------------------- ------------
        Capital Preservation Fund....... $ 18,506 $126,305 $20,488        --
        Intermediate Bond Fund..........  153,159   55,963  26,923        --
        Intermediate Government Fund....   99,298    9,823     892   $75,466
        Short Intermediate Fund.........    9,176  119,403   6,905        --

The principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans. Each Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at prime plus 1.00%.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

7. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

EIMC is the investment advisor for the Capital Preservation Fund and the Inter-mediate Bond Fund. In return for providing investment management and adminis-trative services to the Capital Preservation Fund and the Intermediate Bond Fund, the Funds pay EIMC a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets in-crease, to the average daily net asset value of each Fund.

Evergreen Investment Management ("EIM"), formerly the Capital Management Group, a division of First Union National Bank, serves as the investment advisor to the Intermediate Government Fund and Short Intermediate Fund and is paid a man-agement fee that is computed daily and paid monthly. For the Intermediate Gov-ernment Fund, EIM is entitled to a fee at an annual rate of 0.60% of the Fund's average daily net assets. For the Short Intermediate Fund, EIM is entitled to a fee at an annual rate of 0.50% of the Fund's average daily net assets.

For the six months ended December 31, 1998, the investment advisor of the fol-lowing Funds waived advisory fees as follows:

        Capital Preservation Fund..................................... $ 82,647
        Intermediate Bond Fund........................................  152,814

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator and BISYS is the sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

For the Intermediate Government Fund and the Short Intermediate Fund, the ad-ministrator and sub-administrator for each Fund is entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the invest-ment advisors. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets in-crease, to the average daily net asset value of each Fund. The sub-administra-tion fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of each Fund.

During the six months ended December 31, 1998, the Intermediate Government Fund and Short Intermediate Fund paid or accrued the following amounts for adminis-trative services and sub-administration services:

                                               Administration Sub-administration
                                               -------------- ------------------
        Intermediate Government Fund..........    $18,968          $ 4,880
        Short Intermediate Fund...............     42,381           10,972

During the six months ended December 31, 1998, the Capital Preservation Fund and Intermediate Bond Fund reimbursed EIMC $3,578 and $15,667, respectively, for certain administration and accounting expenses.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. The Funds have entered into an expense offset arrangement with ESC re-lating to certain cash balances held at First Union for benefit of the Funds.

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENT

Certain of the Evergreen Funds, State Street and a group of banks (collective-ly, the "Banks") entered into a financing agreement, dated December 22, 1997, as amended on November 20, 1998. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility was allocated, un-der the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was sub-ject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facil-ity, which was allocated to all funds. For its assistance in arranging this fi-nancing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and the Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Combined Notes to Financial Statements (Unaudited) (continued)

aggregate amount of $150 million ($125 million committed and $25 million uncom-mitted). The remaining terms and conditions of the agreement are unaffected.

During the six months ended December 31, 1998, the Funds had no borrowings un-der this agreement.

11. YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any ad-verse impact on the Funds from this problem.

--------------------------------------------------------------------------------

                                Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt

Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
California Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Municipal Bond Fund
Missouri Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income

Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced

American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income

Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Select Equity Index Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund

Domestic Growth

Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International

Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line

800.346.3858

Investor Services

800.343.2898

Retirement Plan Services
800.247.4075

www.evergreen-funds.com


36263                                                   541496    02/99
--------------------------------------------------------------------------------

                                                                -------------
[LOGO OF EVERGREEN                                               BULK RATE
FUNDS(SM) APPEARS HERE]                                         U.S. POSTAGE
                                                                    PAID
200 Berkeley Street                                             PERMIT NO. 19
Boston, MA 02116                                                 HUDSON, MA
                                                                -------------

Evergreen U.S. Government Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Assets and Liabilities (000's)
October 31, 1998

                                                                                         Intermediate
                                                                      U.S. Government     Government                       Pro Forma
                                                                            Fund             Fund         Adjustments      Combined
                                                                   -----------------------------------------------------------------
Assets:
Investments at value (cost $361,853, $166,595 and
     $528,448, respectively)                                           $373,357            $172,834                        $546,191
Interest receivable                                                       4,557               2,451                           7,008
Receivable for investments sold                                              52                   0                              52
Receivable for Fund shares sold                                           3,466                  73                           3,539
Prepaid expenses and other assets                                            92                  32                             124
                                                                   -----------------------------------------------------------------
     Total Assets                                                       381,524             175,390                         556,914

Liabilities:
Payable for investments purchased                                         6,880                   0                           6,880
Distributions to shareholders                                               525                 292                             817
Payable for Fund shares redeemed                                            345                 138                             483
Due to related parties                                                      214                  65                             279
Accrued expenses and other liabilities                                      108                  28                             136
                                                                   -----------------------------------------------------------------
     Total Liabilities                                                    8,072                 523                           8,595

Net Assets                                                             $373,452            $174,867                        $548,319
                                                                   =================================================================


Net assets are comprised of:
Paid-in capital                                                         386,577            $170,525                        $557,102
Accumulated distributions in excess of net
     investment income                                                        0                 (20)                            (20)
Accumulated net realized loss on investments                            (24,629)             (1,877)                        (26,506)
Net unrealized appreciation on investments                               11,504               6,239                          17,743
                                                                   -----------------------------------------------------------------
Net Assets                                                             $373,452            $174,867                        $548,319
                                                                   =================================================================

Class A Shares
Net Assets                                                              $48,945             $78,073                        $127,018
Shares of Beneficial Interest Outstanding                                 4,937               7,536        342 a             12,815
Net Asset Value                                                           $9.91              $10.36                           $9.91
Maximum Offering Price (4.75%, 3.25%
     and 4.75%, respectively)                                            $10.40              $10.71                          $10.40
Class B Shares
Net Assets                                                             $132,260              $2,513                        $134,773
Shares of Beneficial Interest Outstanding                                13,341                 243         11 a             13,595
Net Asset Value                                                           $9.91              $10.36                           $9.91

Class C Shares
Net Assets                                                               $5,833                $235                          $6,068
Shares of Beneficial Interest Outstanding                                   588                  23          1 a                612
Net Asset Value                                                           $9.91              $10.36                           $9.91

Class Y Shares
Net Assets                                                             $186,414             $94,046                        $280,460
Shares of Beneficial Interest Outstanding                                18,805               9,077        412 a             28,294
Net Asset Value                                                           $9.91              $10.36                           $9.91

a Reflects the impact of converting shares of the target fund into the survivor fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen U.S. Government Fund
Pro Forma Combining Financial Statements (unaudited)
Statement of Operations (000's)
October 31, 1998

                                                                                     Intermediate
                                                             U.S. Government          Government                       Pro Forma
                                                                   Fund                  Fund          Adjustments      Combined
                                                           -----------------------------------------------------------------------
Investment Income:
Interest income                                                      $23,703               $9,154                         $32,857

Expenses:
Advisory fee                                                           1,683                  881             (147)a        2,417
Administrative services fees                                              99                   41                0            140
Distribution Plan expenses                                             1,496                  151                0          1,647
Transfer agent fee                                                       448                  109                0            557
Custodian fee                                                            105                   45                1 b          151
Printing and postage expenses                                             98                   35                8 b          141
Registration and filing fees                                              61                   45              (37)c           69
Professional fees                                                         33                   19              (17)c           35
Trustees' fees                                                             7                    3                0             10
Other                                                                     25                   13               (2)c           36
                                                           -----------------------------------------------------------------------
Total Expenses                                                         4,055                1,342             (194)         5,203
Less:  Fee waivers and/or reimbursements                                   0                 (105)             105 d            0
                                                           -----------------------------------------------------------------------
Net expenses                                                           4,055                1,237              (89)         5,203
                                                           -----------------------------------------------------------------------

Net investment income                                                 19,648                7,917               89         27,654

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments                               (2,263)                 264                          (1,999)
Net change in unrealized gain (loss) on investments                   11,295                4,696                          15,991
                                                           -----------------------------------------------------------------------
Net realized and unrealized loss on investments                        9,032                4,960                0         13,992

Net increase in net assets resulting from operations                 $28,680              $12,877              $89        $41,646
                                                           =======================================================================

a Reflects a decrease based on the surviving fund's fee schedule.
b Reflects a slight increase which is the result when you apply the expense percentage to the combined assets.
c Reflects expected cost savings when the funds are combined.
d Reflects the elimination of the Distribution Fee Waiver.

See Notes to Pro Forma Combining Financial Statements.

Expense Ratios

                     Management Fee        0.50%        0.60%          0.50%
                              Other        0.26%        0.21%          0.24%
                              Total        0.76%        0.81%          0.74%

Evergreen U.S. Government Fund
Pro Forma Combining Financial Statements (unaudited)
Schedule of Investments (000s)
October 31, 1998

                                                                                                         Intermediate
                                                                              U.S. Government Fund     Government Fund
                                                                              ------------------------------------------------
                                                                               Principal    Market    Principal   Market
                                                Coupon      Maturity              Amount     Value       Amount    Value
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (4.3%)

Cable & Other Video Distribution (0.4%)
Time Warner Entertainment Co., L.P., Sr. Debs.   7.25%               9/1/2008  $    2,000  $   2,177
                                                                                           ----------

Retailing & Wholesale (2.0%)
Dayton Hudson Corp. Bonds                        5.95%             12/15/1998       7,000      7,091
Kroger Co. Notes                                 6.00%               1/1/1999       4,000      4,040
                                                                                           ----------
                                                                                              11,131
                                                                                           ----------
Telecommunication Services & Equipment (1.9%)
Worldcom, Inc. Notes                             6.40%              8/15/2005      10,000     10,409


Total Corporate Bonds (cost $23,123, $0 and $23,123, respectively)                            23,717
                                                                                           ----------

MORTGAGE-BACKED SECURITIES (46.4%)
Federal Home Loan Mortgage Corp. (13.3%)
Federal Home Loan Mortgage Corp.                 5.60%               2/15/2013          -          -  $   981    $     980
Federal Home Loan Mortgage Corp.                 6.50%     9/1/2008 - 4/1/2026     11,868     11,974   15,025       15,208
Federal Home Loan Mortgage Corp.                 7.00%                7/1/2028      9,953     10,165        -            -
Federal Home Loan Mortgage Corp.                 7.50%     5/1/2027 - 8/1/2028     18,936     19,422        -            -
Federal Home Loan Mortgage Corp.                 7.55%                8/1/2019          -          -       56           58
Federal Home Loan Mortgage Corp.                7.945%               12/1/2020          -          -       25           25
Federal Home Loan Mortgage Corp.                 8.00%     7/1/2017 - 4/1/2022      3,425      3,528        -            -
Federal Home Loan Mortgage Corp.                 8.50%    2/1/2017 - 10/1/2017      2,396      2,499        -            -
Federal Home Loan Mortgage Corp.                 9.00%     1/1/2017 - 4/1/2021      2,309      2,467    2,942        3,146
Federal Home Loan Mortgage Corp.                 9.50%                9/1/2020        873        943        -            -
Federal Home Loan Mortgage Corp.                10.00%    12/1/2019 - 8/1/2021      1,121      1,194        -            -
Federal Home Loan Mortgage Corp.                10.50%               12/1/2019      1,475      1,565        -            -
                                                                                           ----------             ---------
                                                                                              53,757                19,417

Federal National Mortgage Assn. (17.3%)
Federal National Mortgage Assn.                  5.75%               4/15/2003     10,000     10,383        -            -
Federal National Mortgage Assn.                  6.00%    2/25/2005 - 5/1/2011      5,323      5,337    3,126        3,145
Federal National Mortgage Assn.                 6.374%                3/1/2006          -          -    3,944        4,086
Federal National Mortgage Assn.                  6.40%               12/1/2007          -          -    3,500        3,664
Federal National Mortgage Assn.                  6.50%    6/25/2022 - 1/1/2024      3,963      3,997    3,000        3,018
Federal National Mortgage Assn.                  7.00%   12/1/1999 - 11/1/2026     14,067     14,391   19,981       20,375
Federal National Mortgage Assn.                  7.50%     7/1/2023 - 5/1/2027      8,989      9,227    7,338        7,513
Federal National Mortgage Assn.                 7.921%                6/1/2019          -          -       49           51
Federal National Mortgage Assn.                  8.00%                8/1/2025      7,068      7,307        -            -
Federal National Mortgage Assn.                  8.50%               12/1/2001          -          -      194          200
Federal National Mortgage Assn.                  9.50%                6/1/2022      1,098      1,172        -            -
Federal National Mortgage Assn.                 11.00%                1/1/2016        815        906        -            -
                                                                                           ----------             ---------
                                                                                              52,720                42,052

Government National Mortgage Assn. (15.8%)
Government National Mortgage Assn.               6.00%  2/20/2028 - 12/15/2099      8,492      8,445        -            -
Government National Mortgage Assn.               6.50%  10/15/2025 - 5/20/2028      6,025      6,085    9,465        9,588
Government National Mortgage Assn.               7.00%  12/15/2022 - 3/15/2028     16,733     17,134    1,595        1,633
Government National Mortgage Assn.               7.50%   2/15/2022 - 8/15/2023      9,326      9,621        -            -
Government National Mortgage Assn.               8.00%   9/15/2009 - 9/15/2026     15,985     16,583      138          145
Government National Mortgage Assn.               8.50%  12/15/2021 - 7/15/2024      7,951      8,418        -            -
Government National Mortgage Assn.               9.00%   1/15/2020 - 9/15/2021      3,702      3,947      232          247
Government National Mortgage Assn.               9.50%   1/15/2019 - 2/15/2021      3,509      3,790        -            -
Government National Mortgage Assn.              10.00%              12/15/2018        847        926        -            -
                                                                                           ----------             ---------
                                                                                              74,949                11,613
                                                                                           ----------             ---------

Total Mortgage-Backed Securities (cost $178,395, $71,415 and
     $249,810, respectively)                                                                 181,426                73,082
                                                                                           ----------             ---------

                                                                                Pro Forma Combined
                                                                                --------------------
                                                                                 Principal  Market
                                                                 Adjustments      Amount     Value
----------------------------------------------------------------------------------------------------
CORPORATE BONDS (4.3%)

Cable & Other Video Distribution (0.4%)
Time Warner Entertainment Co., L.P., Sr. Debs.                                   $ 2,000   $ 2,177
                                                                                         ----------

Retailing & Wholesale (2.0%)
Dayton Hudson Corp. Bonds                                                          7,000     7,091
Kroger Co. Notes                                                                   4,000     4,040
                                                                                        -----------
                                                                                            11,131

Telecommunication Services & Equipment (1.9%)
Worldcom, Inc. Notes                                                              10,000    10,409
                                                                                        -----------

Total Corporate Bonds (cost $23,123, $0 and $23,123, respectively)                          23,717
                                                                                        -----------

MORTGAGE-BACKED SECURITIES (46.4%)
Federal Home Loan Mortgage Corp. (13.3%)
Federal Home Loan Mortgage Corp.                                                     981       980
Federal Home Loan Mortgage Corp.                                                  26,893    27,182
Federal Home Loan Mortgage Corp.                                                   9,953    10,165
Federal Home Loan Mortgage Corp.                                                  18,936    19,422
Federal Home Loan Mortgage Corp.                                                      56        58
Federal Home Loan Mortgage Corp.                                                      25        25
Federal Home Loan Mortgage Corp.                                                   3,425     3,528
Federal Home Loan Mortgage Corp.                                                   2,396     2,499
Federal Home Loan Mortgage Corp.                                                   5,251     5,613
Federal Home Loan Mortgage Corp.                                                     873       943
Federal Home Loan Mortgage Corp.                                                   1,121     1,194
Federal Home Loan Mortgage Corp.                                                   1,475     1,565
                                                                                         ----------
                                                                                            73,174

Federal National Mortgage Assn. (17.3%)
Federal National Mortgage Assn.                                                   10,000    10,383
Federal National Mortgage Assn.                                                    8,449     8,482
Federal National Mortgage Assn.                                                    3,944     4,086
Federal National Mortgage Assn.                                                    3,500     3,664
Federal National Mortgage Assn.                                                    6,963     7,015
Federal National Mortgage Assn.                                                   34,048    34,766
Federal National Mortgage Assn.                                                   16,327    16,740
Federal National Mortgage Assn.                                                       49        51
Federal National Mortgage Assn.                                                    7,068     7,307
Federal National Mortgage Assn.                                                      194       200
Federal National Mortgage Assn.                                                    1,098     1,172
Federal National Mortgage Assn.                                                      815       906
                                                                                         ----------
                                                                                            94,772

Government National Mortgage Assn. (15.8%)
Government National Mortgage Assn.                                                 8,492     8,445
Government National Mortgage Assn.                                                15,490    15,673
Government National Mortgage Assn.                                                18,328    18,767
Government National Mortgage Assn.                                                 9,326     9,621
Government National Mortgage Assn.                                                16,123    16,728
Government National Mortgage Assn.                                                 7,951     8,418
Government National Mortgage Assn.                                                 3,934     4,194
Government National Mortgage Assn.                                                 3,509     3,790
Government National Mortgage Assn.                                                   847       926
                                                                                         ----------
                                                                                            86,562
                                                                                         ----------

Total Mortgage-Backed Securities (cost $178,395, $71,415 and
     $249,810, respectively)                                                               254,508
                                                                                         ----------

Evergreen U.S. Government Fund
Pro Forma Combining Financial Statements (unaudited)
Schedule of Investments (000s)
October 31, 1998                                                                                                 Intermediate
                                                                                        U.S. Government Fund    Government Fund
                                                                                  -----------------------------------------------
                                                                                         Principal    Market   Principal  Market
                                                        Coupon           Maturity          Amount     Value      Amount   Value
---------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (43.1%)
U.S. Treasury Bonds                                         5.50%              8/15/2028  $ 30,015  $ 31,610        -         -
U.S. Treasury Bonds                                         8.25%              5/15/2005    12,000    12,641        -         -
U.S. Treasury Bonds                                         8.50%              2/15/2020    15,100    20,999        -         -
U.S. Treasury Bonds                                         8.75%  11/15/2008- 8/15/2020     7,650    10,029        -         -
U.S. Treasury Bonds                                        8.875%   8/15/2017- 2/15/2019    20,010    28,392        -         -
U.S. Treasury Bonds                                         9.25%              2/15/2016     9,300    13,427        -         -
U.S. Treasury Bonds                                        11.75%             11/15/2014         -         -  $ 2,500   $ 3,931
U.S. Treasury Notes                                         5.50%              2/28/1999         -         -    1,000     1,003
U.S. Treasury Notes                                        6.125%   9/30/2000- 8/15/2007         -         -    8,000     8,475
U.S. Treasury Notes                                         6.25%   4/30/2001- 6/30/2002    14,500    15,406    8,400     8,778
U.S. Treasury Notes                                        6.375%              7/15/1999         -         -    4,000     4,052
U.S. Treasury Notes                                        6.625%              5/15/2007         -         -   10,750    12,195
U.S. Treasury Notes                                         6.75%              4/30/2000     3,000     3,103    1,000     1,034
U.S. Treasury Notes                                         7.00%              7/15/2006         -         -    2,300     2,647
U.S. Treasury Notes                                        7.125%              2/29/2000         -         -   12,250    12,679
U.S. Treasury Notes                                         7.50%  10/31/1999- 5/15/2002         -         -   10,400    11,136
U.S. Treasury Notes                                         7.75%  11/30/1999- 1/31/2000    21,800    22,614        -         -
U.S. Treasury Notes                                        7.875%             11/15/2004         -         -    2,500     2,937
U.S. Treasury Notes                                         8.00%              5/15/2001     6,200     6,741        -         -
U.S. Treasury Notes                                         8.50%             11/15/2000         -         -    1,300     1,406
U.S. Treasury Notes                                        8.875%              2/15/1999         -         -    1,000     1,012
                                                                                                   ---------          ---------
Total U.S. Treasury Obligations (cost $157,083, $68,144
     and $225,227, respectively)                                                                     164,962             71,285
                                                                                                   ---------          ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS (4.7%)
Federal Agricultural Mortgage Corp. MTN                     7.37%               8/1/2006         -         -      993     1,092
Federal Home Loan Bank                                      5.50%              4/14/2000         -         -    5,000     5,048
Federal Home Loan Bank                                      8.60%              1/25/2000         -         -    1,300     1,357
Federal Home Loan Mortgage Corp.                            7.36%               6/5/2007         -         -    8,500     9,153
Federal National Mortgage Assn. MTN                         6.16%               4/3/2001         -         -    4,480     4,625
Federal National Mortgage Assn.                             7.50%              2/11/2002         -         -    2,000     2,160
Federal National Mortgage Assn.                            7.875%              2/24/2005         -         -    2,000     2,294
                                                                                                   ---------          ---------

Total U.S. Government Agency Obligations (cost $0, $24,298
     and $24,298, respectively)                                                                            -             25,729
                                                                                                   ---------          ---------
REPURCHASE AGREEMENTS (1.1%)
Donaldson, Lufkin & Jenrette Securities
     Corp., 5.40% dated 10/30/98,
     maturity value $3,253 (a)                              5.40%              11/2/1998    3,252      3,252        -         -
Donaldson, Lufkin & Jenrette Securities
     Corp., 5.40% dated
     10/30/98, maturity value $2,739 (b)                    5.40%              11/2/1998         -         -    2,738     2,738
                                                                                                   ---------          ---------

Total Repurchase Agreements (cost $3,252, $2,738 and $5,990,
     respectively)                                                                                     3,252              2,738
                                                                                                   ---------          ---------

TOTAL INVESTMENTS (99.6%) (cost $361,853, $166,595 and
     $528,448, respectively)                                                                         373,357            172,834
OTHER ASSETS AND LIABILITIES, NET (0.4%)                                                                  95              2,033
                                                                                                   ---------          ---------

TOTAL NET ASSETS (100.0%)                                                                          $ 373,452          $ 174,867
                                                                                                   ---------          ---------
                                                                         Pro Forma Combined
                                                                       ----------------------
                                                                       Principal     Market
                                                         Adjustments    Amount       Value
---------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (43.1%)
U.S. Treasury Bonds                                                      $ 30,015  $ 31,610
U.S. Treasury Bonds                                                        12,000    12,641
U.S. Treasury Bonds                                                        15,100    20,999
U.S. Treasury Bonds                                                         7,650    10,029
U.S. Treasury Bonds                                                        20,010    28,392
U.S. Treasury Bonds                                                         9,300    13,427
U.S. Treasury Bonds                                                         2,500     3,931
U.S. Treasury Notes                                                         1,000     1,003
U.S. Treasury Notes                                                         8,000     8,475
U.S. Treasury Notes                                                        22,900    24,184
U.S. Treasury Notes                                                         4,000     4,052
U.S. Treasury Notes                                                        10,750    12,195
U.S. Treasury Notes                                                         4,000     4,137
U.S. Treasury Notes                                                         2,300     2,647
U.S. Treasury Notes                                                        12,250    12,679
U.S. Treasury Notes                                                        10,400    11,136
U.S. Treasury Notes                                                        21,800    22,614
U.S. Treasury Notes                                                         2,500     2,937
U.S. Treasury Notes                                                         6,200     6,741
U.S. Treasury Notes                                                         1,300     1,406
U.S. Treasury Notes                                                         1,000     1,012
                                                                                  ---------

Total U.S. Treasury Obligations (cost $157,083, $68,144
     and $225,227, respectively)                                                    236,247
                                                                                  ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS (4.7%)
Federal Agricultural Mortgage Corp. MTN                                       993     1,092
Federal Home Loan Bank                                                      5,000     5,048
Federal Home Loan Bank                                                      1,300     1,357
Federal Home Loan Mortgage Corp.                                            8,500     9,153
Federal National Mortgage Assn. MTN                                         4,480     4,625
Federal National Mortgage Assn.                                             2,000     2,160
Federal National Mortgage Assn.                                             2,000     2,294
                                                                                  ---------

Total U.S. Government Agency Obligations (cost $0, $24,298
     and $24,298 respectively)                                                       25,729
                                                                                  ---------
REPURCHASE AGREEMENTS (1.1%)
Donaldson, Lufkin & Jenrette Securities
     Corp., 5.40% dated 10/30/98,
     maturity value $3,253 (a)                                              3,252     3,252
Donaldson, Lufkin & Jenrette Securities
     Corp., 5.40% dated
     10/30/98, maturity value $2,739 (b)                                    2,738     2,738
                                                                                  ---------

Total Repurchase Agreements (cost $3,252, $2,738 and $5,990,
     respectively)                                                                    5,990
                                                                                  ---------

TOTAL INVESTMENTS (99.6%) (cost $361,853, $166,595 and
     $528,448, respectively)                                                        546,191
OTHER ASSETS AND LIABILITIES, NET (0.4%)                                              2,128
                                                                                  ---------

TOTAL NET ASSETS (100.0%)                                                         $ 548,319
                                                                                  ---------

(a) Collateralized by $3,076 U.S. Treasury Notes, 6.25% due 8/31/02; value, including accrued interest $3,318.
(b) Collateralized by $2,573 U.S. Treasury Notes, 6.375% due 8/15/02; value, including accrued interest $2,738.

MTN Medium Term Note

See Notes to Pro Forma Combining Financial Statements.

Evergreen U.S. Government Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
October 31, 1998

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen U.S. Government Fund ("U.S. Government Fund") and Evergreen Intermediate Term Government Securities Fund ("Intermediate Government Fund") at October 31, 1998 and for the respective periods then ended.

     The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Intermediate Government Fund. The Reorganization provides for the acquisition of the assets and identified liabilities of Intermediate Government Fund by U.S. Government Fund, in exchange for Class A, Class B, Class C and Class Y shares of U.S. Government Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class Y shares of U.S. Government Fund to the shareholders of Intermediate Government Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Intermediate Government Fund will become the owners of that number of full and fractional Class A, Class B, Class C and Class Y shares of U.S. Government Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Intermediate Government Fund as of the close of business immediately prior to the date that Intermediate Government Fund net assets are exchanged for Class A, Class B, Class C and Class Y shares of U.S. Government Fund.

     The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

     The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Intermediate Government Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of U.S. Government Fund.

     The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class Y shares of U.S. Government Fund which would have been issued at October 31, 1998 in connection with the proposed Reorganization. Shareholders of Intermediate Government Fund would receive Class A, Class B, Class C and Class Y shares of U.S. Government Fund based on conversion ratios determined on October 31, 1998. The conversion ratios are calculated by dividing the net asset value of Intermediate Government Fund by the net asset value per share of the respective class of U.S. Government Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average assets of the two funds and applying those rates to the average net assets of the U.S. Government Fund for the twelve months ended October 31, 1998 and to the average net assets of the Intermediate Government Fund for the twelve months ended October 31, 1998. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

PART C OTHER INFORMATION

               EVERGREEN FIXED INCOME TRUST

                          PART C

                    OTHER INFORMATION


Item 15.        Indemnification.

The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption
"Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.        Exhibits:

     1. Declaration of Trust. Incorporated by reference to Evergreen Fixed Income Trust Registration Statement on Form N-1A filed on October 8, 1997 Registration No. 333-37433 ("Form N-1A Registration Statement")

     2.  Bylaws.  Incorporated  by  reference  to  the  Form  N-1A  Registration
Statement.

3.      Not applicable.

     4. Agreement and Plan of Reorganization. Exhibit A to Prospectus contained in Part A of this Registration Statement.

     5. Declaration of Evergreen Fixed Income Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and By- Laws Articles II., III. and VIII.

     6. Form of Investment Advisory Agreement between Evergreen Investment Management and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 3 filed on August 31, 1998. ("Registrant's PEA No. 3")

     7(a) Principal Underwriting Agreements between the Evergreen Fixed Incom Trust and Evergreen Distributor, Inc. Incorporated by reference to Registrant's PEA No. 3

     7(b). Form of Dealer Agreement for Class A, Class B and Class C shares used by Evergreen Distributor, Inc. Incorporated by reference to the Fixed Income Trust's Pre-Effective Amendment No. 1 filed on November 10, 1997. ("Registrant's Pre-Effective Amendment No. 1")

     8. Form of Deferred Compensation Plan. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1.

     9. Form of Custody Agreement between State Street Bank and Trust Company and Evergreen Fixed Income Trust. Incorporated by reference to Registrant's PEA No. 3.

     10(a) 12b-1 Distribution Plans - Incorporated by reference to Registrant's PEA No. 3.

     10(b) Multiple Class Plan - Incorporated by reference to Registrant's Pre-Effective Amendment No. 1

     11.  Opinion  and  consent of  Sullivan & Worcester  LLP. Filed herewith.

     12. Tax opinion and consent of Sullivan & Worcester LLP. To be filed by Amendment on or about May 13, 1999.

     13(a). Administration Agreement between Evergreen Investment Services, Inc. and the Registrant - Incorporated by reference to Registrant's PEA No. 3.

     13(b). Transfer Agent Agreement between Evergreen Service Company and the Registrant. Incorporated by reference to Registrant's PEA No. 3.

     14(a). Consent of KPMG Peat MarwicK LLP. Filed herewith.

     15. Not applicable.

     16. Powers of Attorney.Incorporated by reference to Registrant's PEA No. 3.

     17. Form of Proxy Card. Filed herewith.


Item 17.        Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


        SIGNATURES

As required by the Securities Act of 1933, this Registration
Statement has been signed on behalf of the Registrant, in the City of Columbus and State of Ohio, on the 9th day of April, 1999.

EVERGREEN FIXED INCOME TRUST

By:     /s/ William J. Tomko
-----------------------
Name:  William J. Tomko
Title: President


As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 9th day of April, 1999.

Signatures      Title
----------      -----

/s/William J. Tomko     President and
-------------------     Treasurer
William J. Tomko

/s/Laurence B. Ashkin*  Trustee
---------------------
Laurence B. Ashkin

/s/Charles A. Austin III*       Trustee
-------------------------
Charles A. Austin III

/s/K. Dun Gifford*      Trustee
-----------------
K. Dun Gifford

/s/James S. Howell*     Trustee
------------------
James S. Howell

/s/Leroy Keith, Jr.*    Trustee
-------------------
Leroy Keith, Jr.


/s/Gerald M. McDonnell* Trustee

----------------------
Gerald M. McDonnell

/s/Thomas L. McVerry*   Trustee
--------------------
Thomas L. McVerry

/s/William Walt Pettit* Trustee
---------------------
William Walt Pettit

/s/David M. Richardson* Trustee
----------------------
David M. Richardson

/s/Russell A. Salton III*       Trustee
-------------------------
Russell A. Salton III

/s/Michael S. Scofield* Trustee
----------------------
Michael S. Scofield

/s/Richard J. Shima*    Trustee
-------------------
Richard J. Shima

* By: /s/ Sally Ganem
-------------------
Attorney-in-Fact

*Sally Ganem, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 to this Registration Statement.




                               INDEX TO EXHIBITS

N-14
EXHIBIT NO.

11             Opinion & Consent of Sullivan & Worcester LLP
14             Consent of KPMG Peat Markwick LLP
17             Form of Proxy